UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)

1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA	19428
(Address of principal executive offices)	(Zip code)
Eric E. Miller, Esq.
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)
Registrant’s telephone number, including area code: (484) 530-1300
Date of fiscal year end: October 31, 2007
Date of reporting period: April 30, 2007
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.

SemiannualReport

April 30, 2007 (Unaudited)

Contents

2	Message to Shareholders
Core Equity Series*
9	Nationwide Large Cap Value Fund
17	Nationwide Mid Cap Growth Fund
23	Nationwide Small Cap Fund
32	Nationwide Value Opportunities Fund
Core Fixed Income Series*
53	Nationwide Bond Fund
61	Nationwide Enhanced Income Fund
70	Nationwide Government Bond Fund
76	Nationwide Short Duration Bond Fund
82	Nationwide Tax-Free Income Fund

114	Notes to Financial Statements

* Prior to May 1, 2007, each Fund was known as a Gartmore Fund.
Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwide.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
April 30, 2007

Dear Fellow Shareholder:

Since I last wrote to you, our mutual funds have enjoyed another period of solid performance, and the corporate realignment that was in progress has been completed. As of May 1, 2007, Nationwide Financial Services, Inc. completed its acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Also effective on that date, our name was changed to Nationwide Funds Group, and the Gartmore Funds were renamed the Nationwide Funds to better align with the Nationwide brand. Once again, I’d like to emphasize that, although our corporate ownership and fund names have changed, it is our intention to maintain as much continuity as possible with key personnel.

Market Overview

The six-month reporting period that ended April 30, 2007, saw healthy gains in most broad-based stock indexes, both in the United States and abroad. In the U.S., stable interest rates and modest inflation helped to boost share prices despite a marked slowing in the overall pace of economic growth. One drag on growth came from the subprime mortgage industry due to an unusually high number of delinquencies and defaults. More broadly, slumping sales and softening prices hampered the markets for both new and existing homes. Evidence was scant, however, that the weakness in housing was spreading to the rest of the economy.

The stock market suffered a significant setback only once during the reporting period— late in February, when a plunge in China’s stocks triggered a similar reaction in other global markets. After a brief period of market choppiness, however, a broad and vigorous rebound in share prices occurred that took the Dow Jones Industrial Average to new all-time highs, while both the Standard & Poor’s (S&P) 500® Index and the technology-laden Nasdaq Composite Index posted fresh six-year highs. For the reporting period, the S&P 500 Index recorded a return of 8.60%. Meanwhile, a depreciating U.S. dollar helped boost the performance of foreign stocks, as evidenced by the 15.68% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. Emerging markets such as China and India, where economic growth was particularly robust, posted even better returns.

In the bond market, the yield curve stayed slightly inverted; yields of 3-month Treasury bills remained above those of 10-year Treasury bonds, partly due to bond investors’ expectations that the U.S. economy would achieve a so-called “soft landing”—a mild slowdown without a recession. Relatively stable yields, together with the contribution from coupon payments, enabled the Lehman Brothers Aggregate Bond Index to post a return of 2.63% for the reporting period.

Funds in the Spotlight

I’m proud to report that two of our mutual funds recently distinguished themselves by winning Lipper Fund Awards, which recognize funds that have, as the Lipper puts it, “...excelled in delivering consistently strong risk-adjusted performance relative to their peers.” Based on data covering the three years ended December 31, 2006, the Gartmore Small Cap Fund (Institutional Service Class: GSXIX, renamed the “Nationwide Small Cap Fund” on May 1, 2007), managed by the team of Chuck Purcell, Bill Gerlach, and Gary Haubold, won in the “Small-Cap Core Fund” category, topping a field of 533 small-cap core funds. Also distinguishing itself was the Gartmore Worldwide Leaders Fund (Institutional Service Class: GLLSX, renamed the “Nationwide Worldwide Leaders Fund” on May 1, 2007), which was recognized as the winner in the “Global Large-Cap Core Fund” category for the second year in a row. Managed by the team of Neil Rogan, Ben Walker, and Brian ONeill, the Fund was selected from among 51 global large-cap core funds.

We at Nationwide Funds Group are gratified to have won these awards and are pleased with the overall competitive performance of the funds in the Nationwide Funds® family, yet we also are acutely aware that we cannot rest on our laurels. Our objective at Nationwide Funds Group is to maintain and even to improve on the high standards which we place on ourselves.

John H. Grady
President and Chief Executive Officer
Nationwide Funds Group

2 Semiannual Report 2007

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Nationwide Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

While the Nationwide Bond Fund, the Nationwide Government Bond Fund, the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

For some investors, income from the Nationwide Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Lehman Brothers (LB) Government/ Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Lehman Brothers (LB) Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Merrill Lynch (ML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

2007 Semiannual Report 3

Message to Shareholders
Continued

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

Sales charge and fee information:

Nationwide Large Cap Value Fund
Nationwide Mid Cap Growth Fund
Nationwide Small Cap Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information:

Nationwide Bond Fund
Nationwide Government Bond Fund
Nationwide Tax-Free Income Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee.

Sales charge and fee information:

Nationwide Enhanced Income Fund
Nationwide Short Duration Bond Fund

Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Key Investment Terminology

In an effort to help you better understand the many investment-related concepts presented in periodic reports, we have defined the following terms:

Asset allocation—the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities—fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets—such as credit card receivables or auto leases—that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds—debt obligations issued by companies, governments and other issuers.

Callable bonds—also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price—See “Price-to-cash-flow ratio” below.

Commercial paper—short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock—securities representing shares of ownership of a company.

Consumer Price Index (CPI) — an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-

4 Semiannual Report 2007

living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities—debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds—debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation—a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa (that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative—a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio—a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield—another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration—related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries—developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities—securities that represent an ownership interest in the issuer. These include common stock, preferred stock, securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs)—introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate—the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible for setting a target for this rate, but the rate itself is set daily by the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities—securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP)—a commonly used indicator of a country’s economic health. Gross domestic product is a number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style—a style of investing in equity securities of companies that the Fund’s management believes have

2007 Semiannual Report 5

Message to Shareholders
Continued

above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds—fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation—the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps—an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds—bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

Investment grade—the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2006.

Leveraged buyout—the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position—a security owned by a Fund in anticipation that the security’s price will increase.

Market capitalization—a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index—an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity—the time at which the principal amount of a bond is scheduled to be returned to investors.

Mid-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2006.

Mortgage-backed securities—fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations—fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds—bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

Operating margin—a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid. An increasing operating

6 Semiannual Report 2007

margin means that a company is earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index—also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio—a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/ E) ratio—a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/ E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/ E ratio is high.

Short sale—the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2006.

Spread sectors/spread product—the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS)—these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities—debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities—debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

Valuation—the process of determining the current worth of an asset or company.

Value style—a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility—a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve—a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-

2007 Semiannual Report 7

Message to Shareholders
Continued

year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

8 Semiannual Report 2007

Nationwide Large Cap Value Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Large Cap Value Fund (Class A at NAV) returned 8.90% versus 9.79% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large Cap-Value Funds (consisting of 513 funds as of April 30, 2007) was 9.17%.

Can you describe the market environment during the reporting period?

The U.S. large-capitalization equity market was strong during the reporting period. Large-cap value stocks, as measured by the Russell 1000 Value Index, outperformed large-cap growth stocks, as measured by the Russell 1000® Growth Index, returning 9.79% versus 8.42%, respectively. U.S. equity markets rose during virtually the entire reporting period, weathering a short-lived sell-off that began in late February and quickly resolved itself by mid-March. Despite gold and oil prices that climbed in excess of 10% throughout the reporting period, and despite concern about contagion in the sub-prime lending market, investors paid much more attention to robust earnings growth posted by domestic large-cap equities. The first wave of earnings reports for 2007 (for the quarter ended March 31, 2007) easily exceeded estimates, and this paved the way for a steep rally throughout the month of April. Earnings growth has been driven in part by a weak dollar, which has in turn fueled strong international sales, exports, and currency translation gains that make up a significant portion of a typical large-cap stock’s earnings. Another driver of market performance was the continuation of large-cap merger-and-acquisition activity.

The Fund is positioned to perform in a stock market that rewards investing in undervalued companies— those companies that are experiencing an improving outlook for their earnings. During the reporting period, however, the market rewarded exposure to our factors somewhat unevenly. Nevertheless, there was a slight preference for earnings and price momentum strategies. Within our macroeconomic sector framework, at least one earnings or price momentum factor led model performance in all four of our sectors. In interest-rate-sensitive stocks, earnings and price momentum were the most effective factors. In our high-growth area, high earnings quality and price momentum yielded the strongest results. In the steady growth area, value-oriented factors along with the absence of downward earnings revisions worked best. Finally, within cyclical stocks we found that earnings momentum and deep value factors were winning strategies. As a result, we have begun to selectively place more emphasis on momentum-driven factors within our investment process. This emphasis is most apparent within the interest-rate-sensitive sector.

What areas detracted from Fund performance?

The main detractor from Fund performance was exposure to companies that are underleveraged. We continue to believe that a sound value investment philosophy should be coupled with a focus on quality-based factors that include a lack of excessive leverage on the balance sheet; however, current market conditions and our disciplined process have us placing less emphasis on this factor at present. More specifically, Fund returns were challenged in the financials, consumer staples and consumer discretionary sectors. Within the financials sector, mortgage finance companies such as New Century Financial Corp. and IndyMac Bancorp, Inc. detracted most from the Fund’s portfolio performance. Mortgage origination slowed as banks refused to fund the riskiest portion of each company’s mortgage platform. In addition, defaults from sub-prime borrowers contributed to loan losses at both mortgage finance companies. We continue to be selective and note that the sell-off in the industry may present us with deep value opportunities in the future.

What areas of investment provided the most positive returns for the Fund?

Stock selection continued to drive Fund performance, with the strongest results coming from the materials, energy and health-care sectors. Within the materials sector, the Fund’s stock selection was strongest in the metals and mining industry. Among the Fund’s holdings within the materials sector, Reliance Steel & Aluminum Co., a processor of stainless and specialty steel, aluminum, brass, and copper, was the standout performer. Reliance continues to be affected favorably by supply-and-demand dynamics that include tight capacity relative to consumption within the steel industry; the company also issued a solid earnings outlook for 2007 and, as a result, the stock surged nearly 20% during the early weeks of April. In the energy sector, Valero Energy Corp. and Tesoro Corp. benefited from the sharp rise in oil and gasoline prices that began in mid-January. Both companies are predominantly marketers of refined petroleum and, as a result, their margins typically expand in an environment of rising oil prices.

2007 Semiannual Report 9

Nationwide Large Cap Value Fund
Nationwide Large Cap
Value Fund (Continued)

What is your outlook for the near term?

We continue to focus on delivering competitive, active large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. Given the high-profile nature of large-cap value stocks, achieving outperformance can be a challenge. We believe that the best route to success is adherence to our investment decision-making process.

Portfolio Manager:

Peter Cahill, CFA

10 Semiannual Report 2007

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	8.90%	17.06%	11.27%	8.07%	1.44%
	w/SC3	2.61%	10.30%	9.96%	7.32%

Class B	w/o SC2	8.59%	16.41%	10.60%	7.30%	2.06%
	w/SC4	3.89%	11.41%	10.33%	7.30%

Class C5	w/o SC2	8.51%	16.32%	10.61%	7.32%	2.06%
	w/SC6	7.57%	15.32%	10.61%	7.32%

Class R [7,8]		8.62%	16.65%	10.98%	7.51%	1.76%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000 Value Index. The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 11

Nationwide Large Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Large Cap Value Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,089.00	$7.35	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.96	$7.13	1.42%

Class B	Actual		$1,000.00	$1,085.90	$10.45	2.02%
	Hypothetical	[1]	$1,000.00	$1,014.98	$10.14	2.02%

Class C	Actual		$1,000.00	$1,085.10	$10.44	2.02%
	Hypothetical	[1]	$1,000.00	$1,014.98	$10.14	2.02%

Class R	Actual		$1,000.00	$1,086.20	$8.53	1.65%
	Hypothetical	[1]	$1,000.00	$1,016.82	$8.28	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

12 Semiannual Report 2007

Nationwide Large Cap Value Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.7%
Repurchase Agreements	1.1%
Other Investments*	6.0%
Liabilities in excess of Other Assets**	-5.8%

100.0%

Top Industries

Diversified Financial Services	14.7%
Oil, Gas & Consumable Fuels	13.8%
Insurance	7.6%
Commercial Banks	7.2%
Diversified Telecommunication Services	5.8%
Pharmaceuticals	5.3%
Electric Utilities	3.8%
Multi-Utilities	2.8%
Household Products	2.6%
Thrifts & Mortgage Finance	2.6%
Other	33.8%

100.0%

Top Holdings***

Exxon Mobil Corp.	5.6%
ChevronTexaco Corp.	3.5%
Pfizer, Inc.	3.2%
AT&T, Inc.	3.1%
Bank of America Corp.	3.0%
Citigroup, Inc.	3.0%
ConocoPhillips,	2.6%
J.P. Morgan Chase & Co.	2.5%
Wells Fargo & Co.	2.3%
Morgan Stanley	2.2%
Other	69.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 13

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Large Cap Value Fund

Common Stocks (98.7%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.7%)
L-3 Communications Holdings, Inc.	4,100	$368,713
Northrop Grumman Corp.	5,100	375,411

		744,124

Automobiles (0.5%)
General Motors Corp.	6,900	215,487

Beverages (1.1%)
Coca-Cola Co.	5,600	292,264
Constellation Brands, Inc.*	8,300	186,003

		478,267

Chemicals (1.6%)
Ashland, Inc.	4,900	293,755
Cytec Industries, Inc. (a)	7,300	400,770

		694,525

Commercial Banks (7.2%)
KeyCorp	10,400	371,072
PNC Bank Corp.	8,100	600,210
U.S. Bancorp	11,300	388,155
Wachovia Corp.	14,100	783,114
Wells Fargo & Co.	28,800	1,033,632

		3,176,183

Commercial Services & Supplies (0.9%)
Manpower, Inc.	4,800	385,200

Computers & Peripherals (1.3%)
Apple Computer, Inc.*	2,300	229,540
International Business Machines Corp.	3,600	367,956

		597,496

Consumer Finance (0.3%) (a)
The First Marblehead Corp.	3,700	134,125

Containers & Packaging (0.6%)
Sonoco Products Co.	6,200	264,368

Distributors (1.1%)
ProLogis Trust	7,300	473,040

Diversified Financial Services (14.7%)
Bank of America Corp.	26,118	1,329,406
CIT Group, Inc.	5,000	298,250
Citigroup, Inc.	24,560	1,316,907
Goldman Sachs Group, Inc.	2,900	633,969
J.P. Morgan Chase & Co.	21,428	1,116,399
Merrill Lynch & Co., Inc.	9,300	839,139
Morgan Stanley	11,500	966,115

		6,500,185

Diversified Telecommunication Services (5.8%)
AT&T, Inc.	35,052	1,357,213
Qwest Communications International, Inc.*	57,600	511,488
Verizon Communications, Inc.	18,700	713,966

		2,582,667

Electric Utilities (3.8%)
American Electric Power Co., Inc.	7,900	396,738
FirstEnergy Corp.	10,400	711,776
FPL Group, Inc.	8,900	572,893

		1,681,407

Electrical Equipment (0.5%)
Emerson Electric Co.	5,000	234,950

Entertainment (1.0%)
Walt Disney Co. (The)	12,700	444,246

Food & Staples Retailing (0.6%)
Wal-Mart Stores, Inc.	6,100	292,312

Food Products (1.9%)
Archer-Daniels Midland Co.	9,600	371,520
Campbell Soup Co.	7,700	301,070
Kraft Foods, Inc.	4,744	158,782

		831,372

Health Care Providers & Services (2.3%)
CIGNA Corp.	4,600	715,714
Ventas, Inc. (a)	6,900	290,904

		1,006,618

Hotels, Restaurants & Leisure (1.0%)
Darden Restaurants, Inc.	4,900	203,252
McDonald’s Corp.	5,000	241,400

		444,652

Household Durables (0.9%)
Whirlpool Corp.	3,600	381,708

14 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Household Products (2.6%)
Kimberly-Clark Corp.	4,300	$306,031
Procter & Gamble Co. (The)	13,500	868,185

		1,174,216

Industrial Conglomerates (2.0%)
General Electric Co.	18,800	692,968
Teleflex, Inc.	2,900	208,307

		901,275

Insurance (7.6%)
Allstate Corp.	9,100	567,112
American International Group, Inc.	11,250	786,488
Chubb Corp. (The)	6,300	339,129
Hartford Financial Services Group, Inc. (The)	3,400	344,080
Loews Corp.	9,500	449,540
Philadelphia Consolidated Holding Corp.* (a)	4,300	186,620
Travelers Cos., Inc. (The)	12,600	681,660

		3,354,629

IT Services (0.8%) (a)
Alliance Data Systems Corp.*	5,300	337,398

Leisure Equipment & Products (1.6%)
Hasbro, Inc.	8,400	265,524
Time Warner, Inc.	21,400	441,482

		707,006

Machinery (1.2%)
Terex Corp.*	7,100	552,735

Media (1.9%)
Comcast Corp., Class A*	18,500	493,210
News Corp.	15,000	335,850

		829,060

Metals & Mining (1.3%)
Commercial Metals Co. (a)	8,100	271,593
Reliance Steel & Aluminum Co.	5,300	314,820

		586,413

Multi-Utilities (2.8%)
CenterPoint Energy, Inc.	14,400	271,152
MDU Resources Group, Inc. (a)	9,850	298,455
PG&E Corp.	5,400	273,240
Sempra Energy	6,000	380,880

		1,223,727

Multiline Retail (0.7%)
Dillard’s, Inc.	8,700	301,281

Oil, Gas & Consumable Fuels (13.8%)
ChevronTexaco Corp.	20,000	1,555,800
ConocoPhillips	16,300	1,130,405
Exxon Mobil Corp.	31,300	2,484,594
Marathon Oil Corp.	4,700	477,285
Valero Energy Corp.	6,600	463,518

		6,111,602

Paper & Forest Products (0.6%)
MeadWestvaco Corp.	8,300	276,888

Pharmaceuticals (5.3%)
Merck & Co., Inc.	10,700	550,408
Pfizer, Inc.	52,900	1,399,734
Wyeth	6,900	382,950

		2,333,092

Real Estate Investment Trusts (REITs) (0.5%)
SL Green Realty Corp.	1,600	225,440

Road & Rail (0.8%) (a)
YRC Worldwide, Inc.*	9,000	358,110

Semiconductors & Semiconductor Equipment (0.5%)
Applied Materials, Inc.	11,900	228,718

Software (0.6%) (a)
FactSet Research Systems, Inc.	4,300	264,493

Specialty Retail (0.4%)
Home Depot, Inc. (The)	5,200	196,924

Textiles, Apparel & Luxury Goods (0.7%)
V.F. Corp.	3,800	333,678

Thrifts & Mortgage Finance (2.6%)
Countrywide Credit Industries, Inc.	7,098	263,194
Fannie Mae	8,100	477,252
Freddie Mac	3,300	213,774
Washington Mutual, Inc.	4,700	197,306

		1,151,526

Tobacco (1.1%)
Altria Group, Inc.	7,100	489,332

2007 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Large Cap Value Fund (Continued)

Commons Stocks (continued)

	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (0.5%)
Sprint Nextel Corp.	11,500	$230,345

Total Common Stocks (Cost $38,218,971)		43,730,820

Repurchase Agreements (1.1%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $497,155, collateralized by U.S. Government Agency Mortgages with a market value of $507,027	$497,086	497,086

Securities Held as Collateral for Securities on Loan (6.0%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,652,229, collateralized by U.S. Government Agency Mortgages with a market value of $2,704,874	2,651,837	2,651,837

Total Investments (Cost $41,367,893) (b) — 105.8%		46,879,743
Liabilities in excess of other assets — (5.8)%		(2,586,550)

NET ASSETS — 100.0%		$44,293,193

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

16 Semiannual Report 2007

Nationwide Mid Cap Growth Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Mid Cap Growth Fund (Class A at NAV) returned 7.80% versus 11.77% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 652 funds as of April 30, 2007) was 11.45%.

Can you describe the market environment during the reporting period?

Equity markets experienced a broad-based rally, with only a brief pause in late February to early March. Investors focused on macroeconomic data and the ever-fluid geopolitical climate. On the macroeconomic front, data points continued to offer conflicting information: favorable inflation and employment measurements offset concerns about the housing market and slowing economic activity. Geopolitical factors also contributed to the volatility of the markets; concerns about China, the Middle East, and global commodity demand led to volatility in currency and commodity prices. Ultimately, the availability of credit supported the domestic financial markets as private equity funds continued to lead merger-and-acquisition activity.

What areas detracted from Fund performance?

The Fund’s detractors during the reporting period included holdings in The Corporate Executive Board Co. (consulting), Shuffle Master, Inc. (gaming), and NutriSystem, Inc. (weight management). We believe NutriSystem experienced increased competition, especially a lack of market penetration in comparison to that of its peers. Meanwhile, the softness in the shares of Shuffle Master and Corporate Executive Board is likely to be confined to the near term. We have liquidated the Fund’s position in NutriSystem, but continue to own shares in Shuffle Master and Corporate Executive Board because we believe the longer-term fundamentals are favorable for these latter two firms.

What areas of investment provided the most positive returns for the Fund?

The performance of the Fund relative to its benchmark was driven mostly by stock selection. During the reporting period, our largest contributors to performance included MEMC Electronic Materials, Inc. (semiconductors), Florida Rock Industries, Inc. (construction materials) and Express Scripts, Inc. (health care). These three companies continued to exceed our expectations for operational and financial performance through acquisitions or strong end-user demand.

What is your outlook for the near term?

Our 2007 outlook for the mid-capitalization market remains moderately favorable, although lower earnings concerns are justified, driven by low inflation and high liquidity. Investors should remain vigilant, however, as macroeconomic and geopolitical factors will likely lead to continued market volatility. We anticipate that this volatility may create opportunities to add new positions or build on existing positions, as determined by our bottom-up, fundamental approach to stock selection. Regardless as to which circumstances ultimately prevail, we remain focused on providing investors with the potential for strong returns.

Portfolio Manager:

Robert Glise, CFA

2007 Semiannual Report 17

Nationwide Mid Cap Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A2	w/o SC3	7.80%	5.90%	16.89%	1.89%	1.43%
	w/SC4	1.61%	-0.19%	15.39%

Class B2	w/o SC3	7.34%	5.10%	16.24%	2.61%	2.15%
	w/SC5	2.34%	0.18%	15.99%

Class C2	w/o SC3	7.34%	5.10%	16.24%	2.61%	2.15%
	w/SC6	6.34%	4.11%	16.24%

Class R2,7		7.46%	5.37%	16.69%	2.31%	1.85%

Institutional Class[7]		7.89%	6.14%	17.17%	1.61%	1.15%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Nationwide Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth— an unmanaged index of medium-size U.S. companies with a capitalization range of $1.3 billion to $25.6 billion as of April 30, 2007, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

18 Semiannual Report 2007

Nationwide Mid Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Mid Cap Growth Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,078.00	$7.26	1.41%
	Hypothetical	[1]	$1,000.00	$1,018.01	$7.08	1.41%

Class B	Actual		$1,000.00	$1,073.40	$11.05	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.34	$10.79	2.15%

Class C	Actual		$1,000.00	$1,073.40	$11.05	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.34	$10.79	2.15%

Class R	Actual		$1,000.00	$1,074.60	$9.93	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.43	$9.69	1.93%

Institutional Class	Actual		$1,000.00	$1,078.90	$5.93	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 19

Nationwide Mid Cap Growth Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.5%
Repurchase Agreements	5.9%
Other Assets in excess of Liabilities	2.6%

100.0%

Top Industries

Specialty Retail	7.3%
Health Care Equipment & Supplies	6.7%
Oil, Gas & Consumable Fuels	5.9%
Health Care Providers & Services	5.5%
Semiconductors & Semiconductor Equipment	5.4%
Machinery	4.2%
Software	4.2%
IT Services	3.9%
Commercial Services & Supplies	3.7%
Internet Software & Services	3.7%
Other	49.5%

100.0%

Top Holdings*

Express Scripts, Inc., Class A	3.3%
XTO Energy, Inc.	2.2%
TETRA Technologies, Inc.	2.1%
Ball Corp.	2.0%
NII Holdings, Inc.	1.9%
Network Appliance, Inc.	1.8%
ResMed, Inc.	1.8%
Thermo Fisher Scientific, Inc.	1.8%
Alliance Data Systems Corp.	1.8%
Office Depot, Inc.	1.6%
Other	79.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

20 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Mid Cap Growth Fund

Common Stocks (91.5%)

	Shares or
	Principal Amount	Value

Air Freight & Logistics (0.4%)
Expeditors International of Washington, Inc.	810	$33,858

Capital Markets (2.2%)
Affiliated Managers Group, Inc.*	720	84,694
TD Ameritrade Holding Corp.*	5,850	99,742

		184,436

Chemicals (1.0%)
Ecolab, Inc.	1,970	84,690

Commercial Services & Supplies (3.7%)
American Reprographics Co.*	3,000	99,600
Dun & Bradstreet Corp.	1,200	108,360
Stericycle, Inc.*	1,140	99,340

		307,300

Communications Equipment (3.0%)
Comverse Technology, Inc.*	4,450	100,926
F5 Networks, Inc.*	1,060	81,387
NeuStar, Inc.*	2,420	69,599

		251,912

Computers & Peripherals (2.8%)
Logitech International S.A. ADR — CH*	3,010	80,999
Network Appliance, Inc.*	4,060	151,073

		232,072

Construction Materials (1.1%)
Headwaters, Inc.*	4,190	90,797

Containers & Packaging (3.3%)
Ball Corp.	3,300	167,277
Jarden Corp.*	2,525	106,403

		273,680

Diversified Financial Services (3.1%)
Chicago Mercantile Exchange Holdings, Inc.	140	72,345
GFI Group, Inc.*	1,650	114,263
IntercontinentalExchange, Inc.*	560	71,120

		257,728

Energy Equipment & Services (2.1%)
TETRA Technologies, Inc.*	6,710	177,748

Health Care Equipment & Supplies (6.7%)
Immucor, Inc.*	2,700	88,101
Intuitive Surgical, Inc.*	800	103,728
ResMed, Inc.*	3,490	147,488
St. Jude Medical, Inc.*	2,260	96,705
Ventana Medical Systems, Inc.*	2,400	116,616

		552,638

Health Care Providers & Services (5.5%)
Express Scripts, Inc., Class A*	2,850	272,318
Patterson Cos., Inc.*	2,550	91,953
VCA Antech, Inc.*	2,380	93,843

		458,114

Hotels, Restaurants & Leisure (1.9%)
Panera Bread Co.*	1,310	72,954
Penn National Casinos & Gambling, Inc.*	1,690	81,695

		154,649

Household Durables (0.5%)
Harman International Industries, Inc.	340	41,443

Insurance (2.7%)
Brown & Brown, Inc.	3,870	99,652
W.R. Berkley Corp.	3,755	122,000

		221,652

Internet Software & Services (3.7%)
Akamai Technologies, Inc.*	2,140	94,331
Dealertrack Holdings, Inc.*	3,200	105,600
Digital River, Inc.*	1,794	105,003

		304,934

IT Services (3.9%)
Alliance Data Systems Corp.*	2,300	146,418
Cognizant Technology Solutions Corp.*	900	80,460
Heartland Payment Systems, Inc.	3,700	92,241

		319,119

Leisure Equipment & Products (1.4%)
Pool Corp.	2,940	117,982

Life Sciences Tools & Services (3.2%)
Thermo Fisher Scientific, Inc.*	2,820	146,809
Waters Corp.*	2,040	121,237

		268,046

Machinery (4.2%)
Actuant Corp.	1,890	100,170
Graco, Inc.	1,770	69,915

2007 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Machinery (continued)
Harsco Corp.	1,800	$91,800
Oshkosh Truck Corp.	1,600	89,504

		351,389

Marine (1.3%)
American Commercial Lines, Inc.*	3,658	107,801

Oil, Gas & Consumable Fuels (5.9%)
EOG Resources, Inc.	1,460	107,222
Patterson-UTI Energy, Inc.	3,840	93,658
World Fuel Services Corp.	2,350	108,593
XTO Energy, Inc.	3,300	179,091

		488,564

Personal Products (1.3%)
Bare Escentuals, Inc.*	2,740	110,778

Pharmaceuticals (1.4%)
Barr Pharmaceuticals, Inc.*	2,350	113,646

Road & Rail (1.0%)
J.B. Hunt Transport Services, Inc.	3,200	86,592

Semiconductors & Semiconductor Equipment (5.4%)
Diodes, Inc.*	2,021	74,615
Marvell Technology Group Ltd. — BM*	4,730	76,295
MEMC Electronic Materials, Inc.*	1,580	86,710
Microchip Technology, Inc.	2,710	109,322
Tessera Technologies, Inc.*	2,320	99,273

		446,215

Software (4.2%)
Amdocs Ltd. — GG*	2,150	79,012
FactSet Research Systems, Inc.	1,660	102,107
Intuit, Inc.*	2,370	67,427
MICROS Systems, Inc.*	1,740	95,352

		343,898

Specialty Retail (7.3%)
Abercrombie & Fitch Co.	1,360	111,058
Coach, Inc.*	2,610	127,446
Gamestop Corp.*	2,550	84,584
J Crew Group, Inc.*	1,880	76,121
Office Depot, Inc.*	3,900	131,118
Williams Sonoma, Inc.	2,200	77,484

		607,811

Textiles, Apparel & Luxury Goods (2.4%)
Gildan Activewear, Inc. — CA*	1,540	98,098
Iconix Brand Group, Inc.*	4,800	96,624

		194,722

Trading Companies & Distributors (1.9%)
Beacon Roofing Supply, Inc.*	3,870	60,875
Fastenal Co.	2,350	96,632

		157,507

Wireless Telecommunication Services (3.0%)
Millicom International Cellular S.A. — LU*	1,110	90,188
NII Holdings, Inc.*	2,110	161,942

		252,130

Total Common Stocks (Cost $6,435,749)		7,593,851

Repurchase Agreements (5.9%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $487,450, collateralized by U.S. Government Agency Mortgages with a market value of $497,129	$487,381	487,381

Total Investments (Cost $6,923,130) (a) — 97.4%		8,081,232
Other assets in excess of liabilities — 2.6%		214,887

NET ASSETS — 100.0%		$8,296,119

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

BM	Bermuda

CA	Canada

CH	Switzerland

GG	Guernsey

LU	Luxembourg

See accompanying notes to financial statements.

22 Semiannual Report 2007

Nationwide Small Cap Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Small Cap Fund (Class A at NAV) returned 11.64%, versus 6.86% for the Fund’s benchmark, the Russell 2000 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 funds as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

Small-cap stocks enjoyed relatively strong performance, with the benchmark advancing in five out of six months during the period. February recorded the lone decline. Near the end of that month, a sudden plunge in the Chinese stock market spread to other global markets, producing one-day losses exceeding 3% in most widely followed U.S. indexes. The markets, however, regained their footing with little delay and resumed their upward march, enabling the benchmark to end the period near its all-time highs. Small-cap stocks trailed their large-cap and especially their mid-cap counterparts, while growth modestly outdistanced value in the small-cap space. By far, the strongest absolute performance in the benchmark came from the materials sector, where metals and mining stocks were standouts. Consumer staples were strong as well. Financials was the only benchmark sector to record a loss during the period.

What areas of investment provided the most positive returns for the Fund?

The Fund benefited most from strong results in the financials sector, where favorable stock selection helped the Fund post a high single-digit gain. Individual contributors to Fund performance included a position in Cowen Group Inc., a brokerage and investment bank. The stock was aided by the strength in U.S. capital markets early in the period, and we sold it for a gain. Fund holding small-cap broker Thomas Weisel Partners Group also turned in a solid performance, for similar reasons. Fund holding Genesis Lease Ltd., a provider of aircraft leases, was helped by robust demand for commercial aircraft and tight supplies of aircraft for sale, prompting higher leasing activity. Elsewhere, our stock picking helped in information technology, where NetLogic Microsystems Inc., a semiconductor maker, increased its market share, riding strong demand from Cisco Systems, a major customer.

What areas detracted from Fund performance?

The sector that held back the Fund’s results most was telecommunication services, where, satellite-maker Globalstar Inc. declined sharply after reporting that the degradation of the amplifiers in its satellites was occurring at a faster rate than expected. Another detractor to Fund performance was Shuffle Master Inc., a supplier of automatic card shufflers and other products for the casino industry. A profit warning near the end of February, and a subsequent delisting notice from the Nasdaq Stock Market for missing the deadline to file its first-quarter fiscal report, were factors hampering the stock. Fund holding Intermodal rail car maker Greenbriar struggled as well, with tepid demand and various operational missteps undermining its share price.

What is your outlook for the near term?

Over the short term, small-cap returns—and indeed the returns for the entire U.S. stock market—could be limited due to seasonal sluggishness and a slowing economy. Barring a recession, however, we think the market is capable of further upward progress once the recent gains have been consolidated. Valuations remain acceptable, if not outstanding, and we are still finding compelling opportunities at the individual company level. The extremely strong merger and acquisition climate is a powerful tailwind for small-cap stocks, especially strong free cash flow generators.

Portfolio Managers:

Charles Purcell, CFA, William Gerlach, CFA, and Gary Haubold, CFA

2007 Semiannual Report 23

Nationwide Small Cap Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	11.64%	16.71%	18.90%	15.32%	1.42%
	w/SC3	5.22%	10.02%	17.49%	14.52%

Class B	w/o SC2	11.25%	15.93%	18.15%	14.60%	2.11%
	w/SC4	6.25%	10.93%	17.94%	14.60%

Class C5	w/o SC2	11.23%	15.89%	18.14%	14.62%	2.11%
	w/SC6	10.23%	14.89%	18.14%	14.62%

Class R [7,9]		11.39%	16.32%	18.53%	14.82%	1.81%

Institutional Service Class[9]		11.67%	16.84%	19.17%	15.56%	1.28%

Institutional Class[8,9]		11.75%	17.09%	19.20%	15.58%	1.11%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

2	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24 Semiannual Report 2007

Nationwide Small Cap Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,116.40	$6.56	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%

Class B	Actual		$1,000.00	$1,112.50	$10.27	1.96%
	Hypothetical	[1]	$1,000.00	$1,015.28	$9.84	1.96%

Class C	Actual		$1,000.00	$1,112.30	$10.27	1.96%
	Hypothetical	[1]	$1,000.00	$1,015.28	$9.84	1.96%

Class R	Actual		$1,000.00	$1,113.90	$8.39	1.60%
	Hypothetical	[1]	$1,000.00	$1,017.07	$8.03	1.60%

Institutional Service Class	Actual		$1,000.00	$1,116.70	$6.04	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.15%

Institutional Class	Actual		$1,000.00	$1,117.50	$5.04	0.96%
	Hypothetical	[1]	$1,000.00	$1,020.24	$4.82	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 25

Nationwide Small Cap Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.5%
Repurchase Agreements	1.5%
Other Investments*	28.3%
Liabilities in excess of Other Assets**	-28.3%

100.0%

Top Industries

Real Estate Investment Trusts	6.3%
Communications Equipment	4.8%
Hotels, Restaurants & Leisure	4.7%
Oil, Gas & Consumable Fuels	4.2%
Commercial Banks	4.2%
Semiconductors & Semiconductor Equipment	3.7%
Specialty Retail	3.6%
IT Services	3.5%
Electronic Equipment & Instruments	3.5%
Insurance	3.4%
Other	58.1%

100.0%

Top Holdings***

Genesis Lease Ltd. ADR—IE	1.9%
Cytec Industries, Inc.	1.3%
Group 1 Automotive, Inc.	1.2%
Hythiam, Inc.	1.2%
Euronet Worldwide, Inc.,	1.2%
Circuit City Stores, Inc.	1.2%
Technitrol, Inc.	1.1%
Triad Guaranty, Inc.	1.1%
EDO Corp.	1.1%
AirTran Holdings, Inc.	1.0%
Other	87.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

26 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Small Cap Fund

Common Stocks (98.5%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.0%)
AerCap Holdings NV ADR — NL* (a)	136,780	$3,989,873
EDO Corp. (a)	512,450	14,092,375
MTC Technologies, Inc.* (a)	79,400	1,640,404
Spirit Aerosystems Holdings, Inc., Class A*	142,550	4,508,856
Taser International, Inc.*	331,090	2,857,307

		27,088,815

Airlines (1.3%)
AirTran Holdings, Inc.* (a)	1,270,410	13,987,214
JetBlue Airways Corp.*	372,230	3,688,799

		17,676,013

Beverages (0.4%)
Constellation Brands, Inc.*	258,930	5,802,621

Biotechnology (1.3%)
Acadia Pharmaceuticals, Inc.* (a)	235,000	3,210,100
Alnylam Pharmaceuticals, Inc.* (a)	40,335	757,088
ARIAD, Inc.* (a)	138,300	637,563
Array BioPharma, Inc.* (a)	160,000	2,232,000
Bio-Reference Laboratories, Inc.*	25,000	674,250
CV Therapeutics, Inc.*	75,500	636,465
Exelixis, Inc.* (a)	150,000	1,611,000
Human Genome Sciences, Inc.* (a)	34,520	371,780
Momenta Pharmaceuticals, Inc.* (a)	260,894	4,101,254
Sangamo BioSciences, Inc.*	355,400	2,640,622

		16,872,122

Building Products (0.4%) (a)
NCI Building Systems, Inc.*	115,780	5,785,527

Capital Markets (1.5%)
Highland Distressed Opportunities, Inc.*	502,900	7,458,007
Sanders Morris Harris Group, Inc.	570,430	6,656,918
Thomas Weisel Partners Group, Inc.* (a)	298,182	5,892,076

		20,007,001

Chemicals (1.7%)
Cytec Industries, Inc.	308,740	16,949,826
Huntsman Corp.	251,180	4,923,128

		21,872,954

Commercial Banks (4.2%)
Boston Private Financial Holdings, Inc. (a)	27,500	764,775
Cadence Financial Corp. (a)	238,063	4,523,197
Cullen/ Frost Bankers, Inc. (a)	226,730	11,601,774
Greater Bay Bancorp (a)	411,290	10,607,169
Old National Bancorp	156,630	2,800,544
Provident Bankshares Corp. (a)	67,690	2,168,788
SVB Financial Group*	77,886	3,989,321
UCBH Holdings, Inc. (a)	359,030	6,448,179
Wilmington Trust Corp. (a)	119,990	4,854,795
Wintrust Financial Corp. (a)	195,018	8,381,874

		56,140,416

Commercial Services & Supplies (2.2%) (a)
Brink’s Co. (The)	87,580	5,561,330
LECG Corp.*	671,238	9,833,637
Navigant Consulting, Inc.*	425,950	8,169,721
Standard Register Co. (The)	471,750	5,878,005

		29,442,693

Communications Equipment (4.8%)
Bel Fuse, Inc., Class B (a)	193,920	6,864,768
Black Box Corp. (a)	195,380	7,119,647
C&D Technologies, Inc.* (a)	2,332,119	11,730,559
Foundry Networks, Inc.*	514,441	7,778,348
Ntelos Holding Corp.*	219,414	4,418,998
Optical Communication Products, Inc.* (a)	1,687,610	2,531,415
Powerwave Technologies, Inc.*	1,754,971	10,933,469
Switch And Data, Inc.*	279,290	5,119,386
Tellabs, Inc.*	623,120	6,617,534

		63,114,124

Computers & Peripherals (2.5%)
Celestica, Inc.* (a)	735,154	4,991,696
Intermec, Inc.* (a)	420,380	9,387,085
Neoware Systems, Inc.* (a)	892,053	10,561,908
Rackable Systems, Inc.* (a)	153,790	1,808,570
Western Digital Corp.*	359,600	6,357,728

		33,106,987

Construction & Engineering (1.3%) (a)
Sterling Construction Co., Inc.*	533,245	11,016,842
The Shaw Group, Inc.*	170,402	5,526,137

		16,542,979

Consumer Goods (0.2%) (a)
Central Garden & Pet Co.*	218,540	3,129,493

2007 Semiannual Report 27

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Containers & Packaging (1.5%)
Owens-Illinois, Inc.*	267,253	$8,041,643
Packaging Corp. of America	237,610	5,883,223
Smurfit-Stone Container Corp.*	444,674	5,358,322

		19,283,188

Diversified Consumer Services (0.6%) (a)
Global Payments, Inc.	192,540	7,312,669

Diversified Financial Services (1.1%)
International Securities Exchange Holdings, Inc.	24,000	1,600,560
Investment Technology Group, Inc.*	181,292	6,860,089
Nasdaq Stock Market, Inc.* (a)	190,244	6,194,345

		14,654,994

Diversified Telecommunication Services (1.1%) (a)
Alaska Communications Systems Holdings, Inc.	364,690	5,798,571
Globalstar, Inc.*	942,210	9,111,171

		14,909,742

Electric Utilities (0.4%) (a)
Cleco Corp.	100,000	2,806,000
ITC Holdings Corp.	48,420	2,037,514

		4,843,514

Electrical Equipment (1.8%)
Encore Wire Corp.	398,350	11,034,295
Energy Conversion Devices, Inc.*	22,264	788,368
Hubbell, Inc. (a)	85,269	4,407,555
Regal-Beloit Corp. (a)	150,270	6,930,452

		23,160,670

Electronic Equipment & Instruments (3.5%)
Bell Microproducts, Inc.* (a)	1,029,172	6,998,370
Daktronics, Inc.	180,654	4,115,298
Insight Enterprises, Inc.* (a)	93,600	1,855,152
Molex, Inc.	198,910	5,943,431
Plexus Corp.* (a)	274,960	5,763,162
Spansion, Inc., Class A* (a)	692,120	6,796,618
Technitrol, Inc. (a)	556,305	14,925,663

		46,397,694

Energy Equipment & Services (1.9%)
Atwood Oceanics, Inc.* (a)	33,200	2,088,280
Hercules Offshore, Inc.* (a)	344,600	10,830,778
Superior Well Services, Inc.* (a)	329,641	8,339,917
Todco*	80,500	3,659,530

		24,918,505

Entertainment (0.3%)
National Cinemedia, Inc.*	160,030	4,207,189

Food & Staples Retailing (0.5%)
Andersons, Inc. (The)	35,215	1,635,737
Performance Food Group Co.* (a)	176,056	5,501,750

		7,137,487

Food Products (0.7%) (a)
Smithfield Foods, Inc.*	319,960	9,781,177

Health Care Equipment & Supplies (1.9%)
Cutera, Inc.* (a)	19,752	578,339
I-Flow Corp.*	140,000	2,167,200
IDEXX Laboratories, Inc.*	25,201	2,272,374
Immucor, Inc.* (a)	51,342	1,675,289
Inverness Medical Innovations, Inc.* (a)	113,330	4,538,867
Iridex Corp.*	606,304	4,292,632
Neurometrix, Inc.	444,591	4,499,261
Northstar Neuroscience, Inc.* (a)	28,800	392,256
Spectranetics Corp.*	182,302	1,890,472
Xtent, Inc.* (a)	217,000	2,933,840

		25,240,530

Health Care Providers & Services (3.0%)
Capital Senior Living Corp.* (a)	94,400	1,095,984
Community Health Systems, Inc.*	19,100	702,880
Five Star Quality Care, Inc.*	594,088	6,540,909
Hythiam, Inc.* (a)	2,262,813	15,726,550
LHC Group, Inc.* (a)	246,522	6,310,963
Mds, Inc.	188,300	3,575,817
Nighthawk Radiology Holdings, Inc.* (a)	182,500	3,542,325
Sun Healthcare Group, Inc.* (a)	191,370	2,399,780

		39,895,208

Hotels, Restaurants & Leisure (4.7%)
Domino’s Pizza, Inc. (a)	131,640	4,245,390
Great Wolf Resorts, Inc.* (a)	1,077,478	13,673,196
Isle of Capri Casinos, Inc.*	194,274	4,748,056
Panera Bread Co.* (a)	115,570	6,436,093
PF Chang’s China Bistro, Inc.*	113,230	4,331,047

28 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
RARE Hospitality International, Inc.* (a)	314,640	$9,162,317
Red Robin Gourmet Burgers*	115,220	4,562,712
Ruth’s Chris Steak House, Inc.* (a)	149,459	2,966,761
Scientific Games Corp.* (a)	173,730	5,783,472
Shuffle Master, Inc.* (a)	414,821	7,064,402

		62,973,446

Household Durables (1.5%)
Hovnanian Enterprises, Inc.* (a)	163,790	3,929,322
Meritage Corp.*	251,810	8,765,506
Standard Pacific Corp.	363,910	7,587,524

		20,282,352

Insurance (3.4%)
Aspen Insurance Holdings Ltd.	358,390	9,500,919
Brown & Brown, Inc.	261,524	6,734,243
Conseco, Inc.*	426,275	7,540,805
EMC Insurance Group, Inc. (a)	17,640	442,764
Employers Holdings, Inc.*	254,350	5,043,760
Endurance Specialty Holdings Ltd.	194,159	7,265,430
Phoenix Co., Inc. (a)	240,900	3,589,410
Safety Insurance Group, Inc. (a)	137,570	5,511,054

		45,628,385

Internet & Catalog Retail (0.3%) (a)
dELiA*s, Inc.*	525,900	4,527,999

Internet Software & Services (2.5%)
SonicWALL, Inc.*	1,342,880	10,957,901
Webmethods, Inc.* (a)	1,187,546	10,794,793
Websense, Inc.* (a)	218,370	5,395,922
WebSideStory, Inc.*	475,630	5,308,031

		32,456,647

IT Services (3.5%) (a)
CACI International, Inc., Class A*	178,770	8,175,152
CheckFree Corp.*	395,000	13,295,700
Euronet Worldwide, Inc.*	556,370	15,494,905
Gevity HR, Inc.	259,700	4,843,405
Global Cash Access, Inc.*	327,275	5,128,399

		46,937,561

Life Sciences Tools & Services (0.7%)
Covance, Inc.*	104,172	6,302,406
Kendle International, Inc.* (a)	48,000	1,635,840
Pharmaceutical Product Development, Inc. (a)	40,000	1,442,800

		9,381,046

Machinery (2.2%)
Actuant Corp. (a)	131,500	6,969,500
Dynamic Materials Corp.* (a)	255,400	8,438,416
Greenbrier Cos., Inc.	274,039	6,286,455
Timken Co. (The)	210,220	6,933,055

		28,627,426

Media (2.3%)
Cinemark Holdings, Inc.*	227,010	4,290,489
DreamWorks Animation SKG, Inc., Class A* (a)	329,191	9,638,712
Mcclatchy Co. (a)	221,350	6,397,015
Regal Entertainment Group, Class A (a)	449,900	9,785,325
Salem Communications Corp., Class A (a)	49,140	566,093

		30,677,634

Metals & Mining (2.9%)
A. M. Castle & Co. (a)	123,150	4,174,785
Arch Coal, Inc. (a)	61,222	2,208,278
Claymont Steel Holdings, Inc.*	70,146	1,621,775
Coeur d’Alene Mines Corp.*	598,820	2,449,174
Grupo Simec, SA de C.V. ADR — MX*	636,200	8,054,292
Olympic Steel, Inc. (a)	309,630	10,304,486
Royal Gold, Inc.	330,440	9,691,805

		38,504,595

Multi-Utilities (0.3%)
CMS Energy Corp.	185,691	3,438,997

Multiline Retail (0.9%) (a)
Fred’s, Inc.	816,220	11,786,217

Oil, Gas & Consumable Fuels (4.2%)
Aurora Oil & Gas Corp.* (a)	1,936,438	5,092,832
Cabot Oil & Gas Corp. (a)	255,486	9,304,800
Carrizo Oil & Gas, Inc.*	5,000	184,250
Cheniere Energy Partners LP	245,500	5,187,415
Denbury Resources, Inc.* (a)	36,638	1,212,351
Evergreen Energy, Inc.* (a)	971,607	5,858,790
EXCO Resources, Inc.* (a)	60,220	1,011,094

2007 Semiannual Report 29

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Gastar Exploration Ltd.* (a)	261,600	$562,440
Geomet, Inc.* (a)	119,052	1,102,421
Harvest Natural Resources, Inc.* (a)	171,970	1,728,298
Kodiak Oil & Gas Corp. ADR — CA* (a)	168,684	1,045,841
Newfield Exploration Co.*	22,200	971,250
Parallel Petroleum Corp.* (a)	284,457	6,573,801
RAM Energy Resources, Inc.*	1,614,100	7,747,680
Range Resources Corp. (a)	39,509	1,444,054
Superior Energy Services, Inc.*	7,460	271,022
Superior Offshore International, Inc.*	106,800	1,951,236
Swift Energy Co.* (a)	48,492	1,971,200
Transglobe Energy Corp.*	203,407	888,889
W&T Offshore, Inc. (a)	73,659	2,235,551

		56,345,215

Personal Products (0.9%)
Inter Parfums, Inc. (a)	87,414	2,012,270
Physicians Formula Holdings, Inc.*	489,900	10,297,698

		12,309,968

Pharmaceuticals (0.4%)
Adolor Corp.* (a)	98,276	351,828
Molecular Insight Pharmaceuticals, Inc.* (a)	367,200	4,340,304
Poniard Pharmaceuticals, Inc.*	86,290	599,716

		5,291,848

Real Estate Investment Trusts (REITs) (6.3%)
American Financial Realty Trust (a)	645,795	6,845,427
Ashford Hospitality Trust (a)	1,019,720	12,236,640
CBRE Realty Finance, Inc. (a)	672,330	8,706,673
Deerfield Triarc Capital Corp. (a)	858,051	13,891,846
First Industrial Realty Trust	177,370	7,767,032
HFF, Inc., Class A* (a)	265,550	4,243,489
Highwood Properties, Inc.	68,910	2,810,150
Lexington Corporate Properties Trust	281,912	5,889,142
Mack-Cali Realty Corp.	142,310	6,968,921
Quadra Realty Trust, Inc.*	1,000,880	13,982,293

		83,341,613

Road & Rail (2.1%)
Arkansas Best Corp. (a)	95,680	3,769,792
Con-way, Inc.	139,653	7,629,244
Old Dominion Freight Line, Inc.*	314,600	9,299,576
YRC Worldwide, Inc.*	164,570	6,548,240

		27,246,852

Semiconductors & Semiconductor Equipment (3.7%)
Advanced Analogic Technologies, Inc.* (a)	266,220	2,159,044
Applied Micro Circuits Corp.* (a)	1,880,740	5,284,879
DSP Group, Inc.* (a)	414,031	7,647,153
Microsemi*	82,830	1,914,201
Photronics, Inc.*	261,279	3,932,249
PMC-Sierra, Inc.* (a)	560,990	4,336,453
Qimonda AG ADR — DE*	258,480	3,799,656
RF Micro Devices, Inc.* (a)	1,066,560	6,666,000
Silicon Laboratories, Inc.*	413,966	13,582,225

		49,321,860

Software (3.2%)
Agile Software* (a)	1,361,480	9,789,041
BEA Systems, Inc.*	835,910	9,855,379
Business Objects SA Sponsored ADR — FR* (a)	143,850	5,395,814
Corel Corp. ADR — CA* (a)	500,865	6,661,504
Quest Software, Inc.*	229,180	3,898,352
Tibco Software, Inc.*	725,560	6,617,107

		42,217,197

Specialty Retail (3.6%)
Bebe Stores, Inc. (a)	271,720	4,755,100
Build-A-Bear-Workshop, Inc.*	244,600	6,738,730
Circuit City Stores, Inc.	875,290	15,273,811
Group 1 Automotive, Inc.	401,810	16,474,210
Hot Topic, Inc.* (a)	401,160	4,529,096

		47,770,947

Thrifts & Mortgage Finance (2.0%)
PMI Group, Inc. (a)	200,018	9,694,872
Triad Guaranty, Inc.*	323,780	14,314,314
Westfield Financial, Inc. (a)	227,150	2,294,215

		26,303,401

30 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Trading Companies & Distributors (2.5%) (a)
H&E Equipment Services, Inc.*	396,590	$9,383,320
Interline Brands, Inc.*	259,340	5,669,172
MSC Industrial Direct Co., Class A	138,760	6,763,162
Rush Enterprises, Inc., Class A*	176,590	3,673,072
Williams Scotsman International, Inc.*	317,433	6,993,049

		32,481,775

Transportation (1.9%)
Genesis Lease Ltd. ADR — IE*	943,050	25,462,350
Uti Worldwide, Inc. (a)	10,850	254,650

		25,717,000

Transportation Infrastructure (0.4%)
Aegean Marine Petroleum Network, Inc.	372,350	5,790,043

Total Common Stocks (Cost $1,296,930,640)		1,307,684,336

Repurchase Agreements (1.5%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $20,089,657, collateralized by U.S. Government Agency Mortgages with a market value of $20,488,548	$20,086,812	20,086,812

Securities Held as Collateral for Securities on Loan (28.3%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $351,015,479, collateralized by U.S. Government Agency Mortgages with a market value of $357,982,886	350,963,614	350,963,614
Gx Clarke Repurchase Agreement, 5.25%, dated 04/30/07, due 05/01/07, repurchase price $25,003,646, collateralized by U.S. Government Agency Mortgages with a market value of $25,500,000	$25,000,000	25,000,000

Total Securities Held As Collateral For Securities On Loan (Cost $375,963,614)		375,963,614

Total Investments (Cost $1,692,981,066) (b) — 128.3%		1,703,734,762
Liabilities in excess of other assets — (28.3)%		(375,539,195)

NET ASSETS — 100.0%		$1,328,195,567

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

CA	Canada

DE	Germany

FR	France

IE	Ireland

LP	Limited Partnership

MX	Mexico

NL	Netherlands

See accompanying notes to financial statements.

2007 Semiannual Report 31

Nationwide Value Opportunities Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Value Opportunities Fund (Class A at NAV) returned 8.08% versus 6.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 fund as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

Small-capitalization stocks continued to rally from the Summer 2006 lows through the end of the calendar year 2006. As 2007 began, the advance continued with small-capitalization stocks outperforming large-capitalization stocks through the end of February 2007 when the global stocks markets retreated briefly on fears of slowing economic growth. The equity markets have since advanced from the February 2007 lows; however, small-capitalization stocks have slightly underperformed large-capitalization stocks. Generally, equity market performance during the reporting period was led by the materials sector as demand for commodities showed no signs of abatement. The consumer staple sector also turned in a strong performance led by food product companies. Within both the materials and consumer staples sectors, companies were acquired at attractive prices for shareholders which served to inject a “take-out” premium to the valuation of many of the stocks across the sectors.

What areas of investment provided the most positive returns for the Fund?

During the reporting period, stock selection in nearly all sectors was positive and represented the main contributor to the Fund’s outperformance relative to the benchmark. The highest return came for the health care sector and was led by Chemed Corp., a hospice provider that was able to navigate a difficult Medicare reimbursement environment and resolved admission issues at several recently acquired locations. Performance was also aided by positive earnings surprises from inVentiv Health, Inc., a provider of outsource services to the pharmaceutical industry.

What areas detracted from Fund performance?

Weaker than expected earnings at Jupiter Media Corp. caused the information technology sector to be the biggest detractor from Fund performance. The materials sectors was also a negative contributor to performance as a weak housing market reduced the demand for gypsum board and caused the earnings of Caraustar Industries, Inc. to decline more than expected.

What is your outlook for the near term?

Throughout the reporting period, the stock market has been rewarding those companies exhibiting strong or improving fundamentals. As 2007 continues, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style is well positioned to yield favorable results.

Portfolio Managers:

Jeffery Petherick, CFA and Mary C. Champagne, CFA

32 Semiannual Report 2007

Nationwide Value Opportunities Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	8.08%	7.05%	10.33%	12.62%	1.60%	1.36%
	w/SC3	1.84%	0.92%	9.03%	11.72%

Class B	w/o SC2	7.72%	6.37%	9.59%	11.90%	2.34%	2.10%
	w/SC4	3.06%	1.77%	9.31%	11.90%

Class C5	w/o SC2	7.66%	6.24%	9.57%	11.89%	2.34%	2.10%
	w/SC6	6.73%	5.32%	9.57%	11.89%

Class R [7,9]		7.73%	6.55%	9.93%	12.14%	2.04%	1.80%

Institutional Class[8,9]		8.21%	7.32%	10.59%	12.93%	1.34%	1.10%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 33

Nationwide Value Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Value Opportunities Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,080.80	$7.22	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.06	$7.03	1.40%

Class B	Actual		$1,000.00	$1,077.20	$10.82	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.59	$10.54	2.10%

Class C	Actual		$1,000.00	$1,076.60	$10.76	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.59	$10.49	2.09%

Class R	Actual		$1,000.00	$1,077.30	$11.07	2.15%
	Hypothetical	[1]	$1,000.00	$1,012.50	$10.79	2.15%

Institutional Class	Actual		$1,000.00	$1,082.10	$4.49	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.69	$4.37	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

34 Semiannual Report 2007

Nationwide Value Opportunities Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.9%
Repurchase Agreements	1.4%
Other Investments*	13.0%
Liabilities in excess of Other Assets**	-12.3%

100.0%

Top Industries

Real Estate Investment Trusts	9.8%
Commercial Banks	7.3%
Energy Equipment & Services	4.9%
Chemicals	4.8%
Semiconductors & Semiconductor Equipment	4.3%
Specialty Retail	4.1%
Pharmaceuticals	3.0%
Insurance	2.7%
Metals & Mining	2.6%
Biotechnology	2.5%
Other	54.0%

100.0%

Top Holdings***

InVentiv Health, Inc.	1.5%
WGL Holdings, Inc.	1.4%
Baldor Electric Co.	1.3%
RAIT Financial Trust	1.3%
Allete, Inc.	1.3%
LKQ Corp.	1.3%
Unit Corp.	1.2%
Hercules Technology Growth Capital, Inc.	1.2%
Invitrogen Corp.	1.2%
Amerisafe, Inc.	1.2%
Other	87.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 35

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Value Opportunities Fund

Common Stocks (97.9%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.2%)
Esterline Technologies Corp.*	3,700	$154,401
Taser International, Inc.*	6,500	56,095
Teledyne Technologies, Inc.*	3,400	149,974

		360,470

Airlines (1.0%)
Republic Airways Holdings, Inc.*	7,900	167,954

Auto Components (2.1%)
Cooper Tire & Rubber Co.	6,800	131,444
LKQ Corp.*	8,900	200,962

		332,406

Biotechnology (2.5%)
Bio-Reference Laboratories, Inc.* (a)	6,100	164,517
ImClone Systems, Inc.*	3,500	146,615
Omrix Biopharmaceuticals, Inc.*	2,700	95,850

		406,982

Capital Markets (2.0%)
Hercules Technology Growth Capital, Inc.	14,400	198,288
Thomas Weisel Partners Group, Inc.*	6,400	126,464

		324,752

Chemicals (4.8%)
Airgas, Inc.	2,200	98,010
Chemtura Corp.	11,600	127,948
Hercules, Inc.*	5,700	107,388
Koppers Holdings, Inc.	5,500	159,170
Landec Corp.*	8,600	109,306
RPM International, Inc.	5,900	125,493
Sensient Technologies Corp.	1,990	52,098

		779,413

Commercial Banks (7.3%)
Banner Corp.	4,300	160,476
Cobiz, Inc.	8,500	155,890
First Community Bancorp (a)	2,900	159,094
First Midwest Bancorp, Inc.	4,200	150,948
Greene County Bancshares, Inc. (a)	5,296	178,052
Independent Bank Corp.	3,100	92,070
Security Bank Corp.	7,316	144,637
SVB Financial Group* (a)	2,700	138,294

		1,179,461

Communications Equipment (2.1%)
ADC Telecommunications, Inc.*	9,700	178,480
Ntelos Holding Corp.*	8,180	164,745

		343,225

Computers & Peripherals (1.2%)
Brocade Communications Systems, Inc.*	16,900	165,113
Cray, Inc.*	1,860	23,157

		188,270

Consumer Finance (1.0%)
Advanta Corp., Class B	3,442	157,712

Consumer Goods (1.9%)
Armstrong World Industries, Inc.*	3,100	158,100
CEC Entertainment, Inc.*	3,500	145,845

		303,945

Containers & Packaging (0.9%)
Silgan Holdings, Inc.	2,510	144,024

Diversified Telecommunication Services (0.7%)
CT Communications, Inc.	4,500	109,845

Electric Utilities (2.3%)
Allete, Inc.	4,300	208,163
Cleco Corp.	5,500	154,330

		362,493

Electrical Equipment (1.3%)
Baldor Electric Co.	5,400	212,706

Electronic Equipment & Instruments (1.4%)
CalAmp Corp.*	13,000	108,290
Kemet Corp.*	14,300	121,264

		229,554

Energy Equipment & Services (4.9%)
Atwood Oceanics, Inc.*	2,100	132,090
Dawson Geophysical Co.*	2,700	138,780
Oceaneering International, Inc.*	2,800	133,112
Superior Well Services, Inc.*	7,480	189,244
Unit Corp.*	3,500	200,025

		793,251

Food & Staples Retailing (2.3%)
Andersons, Inc. (The) (a)	3,900	181,155
BJ’s Wholesale Club, Inc.*	3,400	117,402
Casey’s General Stores, Inc.	3,100	77,965

		376,522

36 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Food Products (1.4%)
Lancaster Colony Corp.	1,900	$80,237
Pilgrim’s Pride Corp.	3,800	138,738

		218,975

Gas Utilities (2.2%)
South Jersey Industries, Inc.	3,500	137,445
WGL Holdings, Inc.	6,500	219,960

		357,405

Health Care Equipment & Supplies (0.6%)
DJ Orthopedics, Inc.*	2,600	101,556

Health Care Providers & Services (2.3%)
Animal Health International, Inc.*	9,080	121,309
InVentiv Health, Inc.*	6,500	246,675

		367,984

Hotels, Restaurants & Leisure (1.3%)
Denny’s Corp.*	19,000	89,110
Vail Resorts, Inc.* (a)	2,000	114,040

		203,150

Household Durables (0.9%)
Tupperware Corp.	5,200	146,224

Industrial Conglomerates (1.2%)
Carlisle Cos., Inc.	4,600	189,428

Insurance (2.7%)
Amerisafe, Inc.*	9,650	194,254
Meadowbrook Insurance Group, Inc.*	10,800	119,988
Tower Group, Inc.	3,940	120,919

		435,161

Internet & Catalog Retail (0.8%) (a)
Priceline.com, Inc.*	2,400	133,536

Internet Software & Services (1.4%)
Digital River, Inc.*	2,300	134,619
Website Pros, Inc.*	10,200	92,718

		227,337

IT Services (0.6%)
BISYS Group, Inc. (The)*	8,200	94,874

Leisure Equipment & Products (1.5%)
K2, Inc.*	6,500	98,085
Marvel Entertainment, Inc.* (a)	4,600	135,838

		233,923

Life Sciences Tools & Services (2.0%)
Invitrogen Corp.*	3,000	196,410
Kendle International, Inc.*	3,900	132,912

		329,322

Machinery (1.7%)
ESCO Technologies, Inc.* (a)	3,600	164,016
Robbins & Myers, Inc.	2,900	111,447

		275,463

Marine (0.9%)
American Commercial Lines, Inc.*	4,900	144,403

Media (0.7%)
Cinemark Holdings, Inc.*	690	13,041
DreamWorks Animation SKG, Inc., Class A*	3,200	93,696

		106,737

Metals & Mining (2.6%)
Haynes International, Inc.*	2,400	187,104
Metal Management, Inc.	2,600	124,982
Royal Gold, Inc. (a)	3,750	109,988

		422,074

Oil, Gas & Consumable Fuels (1.6%)
CNX Gas Corp.*	4,700	131,882
Kodiak Oil & Gas Corp. ADR – CA*	21,020	130,324

		262,206

Pharmaceuticals (3.0%)
K-V Pharmaceutical Co.*	6,700	174,267
Medicis Pharmaceutical Corp. (a)	5,400	164,160
Perrigo Co.	7,500	142,500

		480,927

Real Estate Investment Trusts (REITs) (9.8%)
Annaly Mortgage Management, Inc.	10,670	169,760
Biomed Realty Trust, Inc.	6,000	172,260
BRT Realty Trust	5,900	182,487
Cogdell Spencer, Inc.	8,200	169,658
Diamondrock Hospitality Co.	8,820	161,318
First Industrial Realty Trust	4,200	183,918
Friedman, Billings, Ramsey Group, Inc.	11,700	64,935
Nationwide Health Properties, Inc.	4,000	128,240
Newcastle Investment Corp.	4,500	131,445
RAIT Financial Trust	7,460	209,999

		1,574,020

2007 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Value Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Management & Development (1.1%)
Meruelo Maddux Properties, Inc.*	22,700	$184,097

Semiconductors & Semiconductor Equipment (4.3%)
Applied Micro Circuits Corp.*	55,100	154,831
GSI Technology, Inc.*	10,230	55,242
Mattson Technology, Inc.*	18,200	184,002
Microsemi* (a)	6,700	154,837
Trident Microsystems, Inc.*	7,100	150,733

		699,645

Software (1.8%)
Aspen Technology, Inc.*	1,200	16,296
Parametric Technology Corp.*	5,820	103,421
THQ, Inc.*	4,900	163,513

		283,230

Specialty Retail (4.1%)
Aeropostale, Inc.*	2,300	94,645
Children’s Place Retail Store, Inc. (The)*	2,200	116,314
Dress Barn, Inc.* (a)	4,300	85,613
New York & Co., Inc.* (a)	6,100	85,217
Sonic Automotive, Inc. (a)	3,800	108,642
Tween Brands, Inc.*	4,500	176,220

		666,651

Textiles, Apparel & Luxury Goods (2.0%)
Quiksilver, Inc.* (a)	12,200	162,260
Warnaco Group, Inc. (The)*	5,600	158,368

		320,628

Thrifts & Mortgage Finance (1.8%) (a)
BankUnited Financial Corp., Class A	5,700	123,405
Triad Guaranty, Inc.*	3,900	172,419

		295,824

Trading Companies & Distributors (1.2%) (a)
Watsco, Inc.	3,500	186,095

Wireless Telecommunication Services (0.5%)
Dobson Communications Corp., Class A*	9,100	82,901

Total Common Stocks (Cost $14,744,513)		15,796,761

Repurchase Agreements (1.4%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $228,211, collateralized by U.S. Government Agency Mortgages with a market value of $232,742	$228,178	228,178

Securities Held as Collateral for Securities on Loan (13.0%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,098,069, collateralized by U.S. Government Agency Mortgages with a market value of $2,139,714	2,097,759	2,097,759

Total Investments (Cost $17,070,450) (b) — 112.3%		18,122,698
Liabilities in excess of other assets — (12.3)%		(1,980,918)

NET ASSETS — 100.0%		$16,141,780

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

CA	Canada

See accompanying notes to financial statements.

38 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

				Nationwide
	Nationwide	Nationwide	Nationwide	Value
	Large Cap	Mid Cap	Small Cap	Opportunities
	Value Fund	Growth Fund	Fund	Fund

Assets:
Investments, at value (cost $38,218,970; $6,435,749; $1,296,930,640 and $14,744,513)*	$43,730,820	$7,593,851	$1,307,684,336	$15,796,761
Repurchase agreements, at cost and value	3,148,923	487,381	396,050,426	2,325,937

Total Investments	46,879,743	8,081,232	1,703,734,762	18,122,698

Cash	–	–	1,750,684	–
Interest and dividends receivable	37,969	3,374	951,968	6,194
Receivable for capital shares issued	96,458	–	1,533,954	1,820
Receivable for investments sold	–	421,612	37,025,977	538,122
Prepaid expenses and other assets	13,650	18,752	248,948	5,611

Total Assets	47,027,820	8,524,970	1,745,246,293	18,674,445

Liabilities:
Payable to custodian	–	–	–	13,121
Payable for investments purchased	–	190,682	36,829,556	393,222
Payable for capital shares redeemed	23,888	33,320	2,803,188	975
Payable for return of collateral received for securities on loan	2,651,837	–	375,963,614	2,097,759
Accrued expenses and other payables:
Investment advisory fees	26,379	2,250	879,840	6,628
Fund administration and transfer agent fees	2,296	546	34,118	5,022
Distribution fees	15,050	1,227	434,136	5,396
Administrative servicing fees	12,671	479	100,700	8,510
Compliance program fees	438	29	5,537	100
Custodian fees	–	–	–	795
Other	2,068	318	37	1,137

Total Liabilities	2,734,627	228,851	417,050,726	2,532,665

Net Assets	$44,293,193	$8,296,119	$1,328,195,567	$16,141,780

Represented by:
Capital	$36,921,245	$6,844,624	$1,217,082,189	$13,756,254
Accumulated net investment income (loss)	(13,636)	(31,575)	968,592	(1,033)
Accumulated net realized gains (losses) on investment transactions	1,873,735	324,968	99,391,091	1,334,311
Net unrealized appreciation on investments	5,511,849	1,158,102	10,753,695	1,052,248

Net Assets	$44,293,193	$8,296,119	$1,328,195,567	$16,141,780

Net Assets:
Class A Shares	34,300,468	2,682,942	929,575,262	12,848,948
Class B Shares	1,886,143	228,140	22,501,269	2,468,142
Class C Shares	7,948,285	584,887	273,519,676	821,756
Class R Shares	158,297	2,249	7,948,400	1,479
Institutional Service Class Shares	–	–	45,327,497	–
Institutional Class Shares	–	4,797,901	49,323,463	1,455

Total	$44,293,193	$8,296,119	$1,328,195,567	$16,141,780

See accompanying notes to financial statements.

2007 Semiannual Report 39

Statements of Assets and Liabilities (Continued)

					Nationwide
	Nationwide	Nationwide		Nationwide	Value
	Large Cap	Mid Cap		Small Cap	Opportunities
	Value Fund	Growth Fund		Fund	Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	2,422,126	158,705		40,739,116	881,416
Class B Shares	135,522	13,877		1,050,183	176,355
Class C Shares	573,882	35,573		12,741,617	58,929
Class R Shares	11,398	134		364,375	104
Institutional Service Class Shares	–	–		1,946,261	–
Institutional Class Shares	–	280,206		2,116,426	97

Total	3,142,928	488,495		58,957,978	1,116,901

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.16	$16.91		$22.82	$14.58
Class B Shares (b)	$13.92	$16.44		$21.43	$14.00
Class C Shares (c)	$13.85	$16.44		$21.47	$13.94
Class R Shares	$13.89	$16.77	(a)	$21.81	$14.26
Institutional Service Class Shares	$–	$–		$23.29	$–
Institutional Class Shares	$–	$17.12		$23.31	$14.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.02	$17.94		$24.21	$15.47

Maximum Sales Charge — Class A	5.75%	5.75%		5.75%	5.75%

(a)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

*	Includes value of securities on loan of $2,542,468, $0, $361,052,027 and $2,032,716.

See accompanying notes to financial statements.

40 Semiannual Report 2007

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

				Nationwide
	Nationwide	Nationwide	Nationwide	Value
	Large Cap	Mid Cap	Small Cap	Opportunities
	Value Fund	Growth Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$18,790	$7,563	$850,484	$13,601
Dividend income	420,194	12,043	6,753,105	107,942
Income from securities lending	1,948	–	689,333	2,431

Total Income	440,932	19,606	8,292,922	123,974

Expenses:
Investment advisory fees	137,666	28,682	3,909,065	56,695
Fund administration and transfer agent fees	21,181	5,230	535,803	12,976
Distribution fees Class A	35,140	3,185	836,028	16,050
Distribution fees Class B	8,604	1,059	85,524	12,968
Distribution fees Class C	34,930	2,827	981,926	3,813
Distribution fees Class R	298	4	10,396	4
Administrative servicing fees Class A	21,449	124	143,120	3,120
Administrative servicing fees Class R	138	3	4,374	3
Administrative servicing fees Institutional Service Class	–	–	25,495	–
Registration and filing fees	22,752	25,077	45,605	27,313
Trustee fees	501	104	10,664	231
Compliance program fees (Note 3)	301	5	5,752	107
Custodian fees	1,709	476	764	170
Other	4,933	1,990	85,417	7,264

Total expenses before reimbursed/waived expenses	289,602	68,766	6,679,933	140,714
Earnings credit (Note 5)	(356)	(72)	(382)	(85)
Expenses reimbursed	–	(17,439)	–	(15,468)
Expenses voluntarily waived by administrator	(373)	(74)	(10,508)	(154)

Net expenses	288,873	51,181	6,669,043	125,007

Net Investment Income (Loss)	152,059	(31,575)	1,623,879	(1,033)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	1,985,957	327,454	101,990,109	1,370,150
Change in unrealized appreciation/(depreciation) on investments	1,053,918	277,486	(8,256,851)	(124,622)

Net realized/unrealized gains (losses) from investments	3,039,875	604,940	93,733,258	1,245,528

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,191,934	$573,365	$95,357,137	$1,244,495

See accompanying notes to financial statements.

2007 Semiannual Report 41

Statements of Changes in Net Assets

	Nationwide Large Cap		Nationwide Mid Cap
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$152,059	$359,957	$(31,575)	$(33,124)
Net realized gains on investment transactions	1,985,957	6,757,557	327,454	506,535
Net change in unrealized appreciation/(depreciation) investments	1,053,918	(447,307)	277,486	223,145

Change in net assets from operations	3,191,934	6,670,207	573,365	696,556

Distributions to Shareholders:
From net investment income:
Class A	(186,238)	(300,461)	–	–
Class B	(7,330)	(6,905)	–	–
Class C	(30,530)	(23,378)	–	–
Class R	(1,006)	(15)	–	–
Net realized gains:
Class A	(3,197,730)	(1,268,930)	(160,443)	(97,283)
Class B	(228,171)	(63,086)	(13,023)	(9,402)
Class C	(885,577)	(238,237)	(35,287)	(18,732)
Class R	(18,516)	(61)	(112)	(69)
Institutional Class	–	–	(265,522)	(142,046)

Change in net assets from shareholder distributions	(4,555,098)	(1,901,073)	(474,387)	(267,532)

Change in net assets from capital transactions	14,348,098	(7,924,957)	975,793	2,179,134

Change in net assets	12,984,934	(3,155,823)	1,074,771	2,608,158

Net Assets:
Beginning of period	31,308,259	34,464,082	7,221,348	4,613,190

End of period	$44,293,193	$31,308,259	$8,296,119	$7,221,348

Accumulated net investment income (loss) at end of period	$(13,636)	$59,409	$(31,575)	$–

See accompanying notes to financial statements.

42 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Large Cap		Nationwide Mid Cap
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,761,551	$15,043,875	$608,272	$1,007,173
Dividends reinvested	3,099,257	1,473,290	108,265	77,703
Cost of shares redeemed (a)	(5,392,879)	(24,940,854)	(460,031)	(503,584)

Total Class A	11,467,929	(8,423,689)	256,506	581,292

Class B Shares
Proceeds from shares issued	326,557	301,562	25,009	38,440
Dividends reinvested	168,719	55,996	12,595	8,122
Cost of shares redeemed (a)	(104,587)	(307,160)	(32,936)	(12,309)

Total Class B	390,689	50,398	4,668	34,253

Class C Shares
Proceeds from shares issued	2,662,646	2,818,583	93,123	319,285
Dividends reinvested	253,958	106,585	7,315	3,716
Cost of shares redeemed (a)	(591,978)	(2,476,910)	(61,419)	(32,076)

Total Class C	2,324,626	448,258	39,019	290,925

Class R Shares
Proceeds from shares issued	163,473	150	619	218
Dividends reinvested	19,523	76	94	69
Cost of shares redeemed (a)	(18,142)	(150)	–	(151)

Total Class R	164,854	76	713	136

Institutional Class Shares
Proceeds from shares issued	–	–	575,580	1,523,055
Dividends reinvested	–	–	265,522	142,046
Cost of shares redeemed (a)	–	–	(166,215)	(392,573)

Total Institutional Class	–	–	674,887	1,272,528

Change in net assets from capital transactions	$14,348,098	$(7,924,957)	$975,793	$2,179,134

See accompanying notes to financial statements.

2007 Semiannual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Large Cap		Nationwide Mid Cap
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	994,470	1,078,112	36,585	61,896
Reinvested	226,858	112,275	6,741	4,965
Redeemed	(380,236)	(1,757,119)	(28,207)	(31,149)

Total Class A Shares	841,092	(566,732)	15,119	35,712

Class B Shares
Issued	23,321	22,237	1,560	2,418
Reinvested	12,553	4,344	804	527
Redeemed	(7,608)	(22,887)	(1,943)	(779)

Total Class B Shares	28,266	3,694	421	2,166

Class C Shares
Issued	194,218	203,719	5,867	19,761
Reinvested	18,994	8,315	467	241
Redeemed	(43,928)	(186,047)	(3,786)	(2 ,005)

Total Class C Shares	169,284	25,987	2,548	17,997

Class R Shares
Issued	11,170	11	37	14
Reinvested	1,457	6	6	4
Redeemed	(1,338)	(11)	–	(9)

Total Class R Shares	11,289	6	43	9

Institutional Class Shares
Issued	–	–	34,259	92,998
Reinvested	–	–	16,330	9,002
Redeemed	–	–	(9,738)	(24,140)

Total Institutional Class Shares	–	–	40,851	77,860

Change in shares	1,049,931	(537,045)	58,982	133,744

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

44 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide		Nationwide Value
	Small Cap Fund		Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,623,879	$(248,881)	$(1,033)	$(8,194)
Net realized gains on investment transactions	101,990,109	28,122,136	1,370,150	2,185,142
Net change in unrealized appreciation/(depreciation) investments	(8,256,851)	18,557,364	(124,622)	278,825

Change in net assets from operations	95,357,137	46,430,619	1,244,495	2,455,773

Distributions to Shareholders:
From net investment income:
Class A	(560,682)	(101,788)	–	–
Class R	(1,783)	(343)	–	–
Institutional Service Class	(21,202)	(823)	–	–
Institutional Class	(71,620)	(39,925)	–	–
Net realized gains:
Class A	(20,541,304)	(5,779,273)	(1,712,372)	(1,550,143)
Class B	(616,111)	(354,694)	(361,708)	(361,154)
Class C	(6,441,259)	(1,081,774)	(105,226)	(92,659)
Class R	(123,237)	(26,624)	(190)	(164)
Institutional Service Class	(638,685)	(62,291)	–	–
Institutional Class	(1,719,654)	(161,036)	(180)	(156)

Change in net assets from shareholder distributions	(30,735,537)	(7,608,571)	(2,179,676)	(2,004,276)

Change in net assets from capital transactions	705,244,685	469,927,156	1,028,947	1,070,787

Change in net assets	769,866,285	508,749,204	93,766	1,522,284

Net Assets:
Beginning of period	558,329,282	49,580,078	16,048,014	14,525,730

End of period	$1,328,195,567	$558,329,282	$16,141,780	$16,048,014

Accumulated net investment income (loss) at end of period	$968,592	$–	$(1,033)	$–

See accompanying notes to financial statements.

2007 Semiannual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide		Nationwide Value
	Small Cap Fund		Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$576,125,159	$377,873,174	$1,236,722	$3,443,039
Dividends reinvested	15,855,063	5,077,474	1,660,602	1,518,993
Cost of shares redeemed (a)	(84,570,543)	(69,387,944)	(2,110,410)	(3,835,243)

Total Class A	507,409,679	313,562,704	786,914	1,126,789

Class B Shares
Proceeds from shares issued	9,671,936	8,720,081	36,914	87,480
Dividends reinvested	453,378	297,392	351,171	352,738
Cost of shares redeemed (a)	(427,246)	(638,812)	(351,265)	(480,647)

Total Class B	9,698,068	8,378,661	36,820	(40,429)

Class C Shares
Proceeds from shares issued	150,838,942	105,485,946	187,971	81,521
Dividends reinvested	2,840,421	381,358	52,885	42,776
Cost of shares redeemed (a)	(7,797,161)	(5,597,834)	(36,013)	(140,187)

Total Class C	145,882,202	100,269,470	204,843	(15,890)

Class R Shares
Proceeds from shares issued	10,467,210	1,314,310	–	200
Dividends reinvested	2,631	185	190	164
Cost of shares redeemed (a)	(4,237,349)	(150,590)	–	(203)

Total Class R	6,232,492	1,163,905	190	161

Institutional Service Class Shares
Proceeds from shares issued	33,902,520	13,782,957	–	–
Dividends reinvested	378,221	62,414	–	–
Cost of shares redeemed (a)	(2,975,470)	(2,153,377)	–	–

Total Institutional Service Class	31,305,271	11,691,994	–	–

Institutional Class Shares
Proceeds from shares issued	10,367,648	44,438,924	–	–
Dividends reinvested	581,694	167,082	180	156
Cost of shares redeemed (a)	(6,232,369)	(9,745,584)	–	–

Total Institutional Class	4,716,973	34,860,422	180	156

Change in net assets from capital transactions	$705,244,685	$469,927,156	$1,028,947	$1,070,787

See accompanying notes to financial statements.

46 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide		Nationwide Value
	Small Cap Fund		Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	26,143,223	18,760,867	85,410	229,105
Reinvested	728,299	289,542	117,026	110,152
Redeemed	(3,815,205)	(3,585,786)	(145,315)	(257,542)

Total Class A Shares	23,056,317	15,464,623	57,121	81,715

Class B Shares
Issued	466,327	467,464	2,565	5,987
Reinvested	22,127	17,904	25,727	26,265
Redeemed	(20,358)	(35,202)	(25,211)	(33,672)

Total Class B Shares	468,096	450,166	3,081	(1,420)

Class C Shares
Issued	7,258,891	5,688,712	13,078	5,826
Reinvested	138,355	22,918	3,886	3,195
Redeemed	(373,040)	(307,047)	(2,691)	(9,584)

Total Class C Shares	7,024,206	5,404,583	14,273	(563)

Class R Shares
Issued	493,909	69,402	–	14
Reinvested	126	11	14	12
Redeemed	(199,735)	(7,957)	–	(14)

Total Class R Shares	294,300	61,456	14	12

Institutional Service Class Shares
Issued	1,510,059	661,271	–	–
Reinvested	17,029	3,506	–	–
Redeemed	(130,814)	(114,791)	–	–

Total Institutional Service Class Shares	1,396,274	549,986	–	–

Institutional Class Shares
Issued	461,023	2,329,963	–	–
Reinvested	26,179	9,349	12	11
Redeemed	(276,171)	(494,263)	–	–

Total Institutional Class Shares	211,031	1,845,049	12	11

Change in shares	32,450,224	23,775,863	74,501	79,755

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Semiannual Report 47

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Large Cap Value Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63
Six Months Ended April 30, 2007 (Unaudited)	$15.02	0.07	1.18	1.25
Class B Shares
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50
Six Months Ended April 30, 2007 (Unaudited)	$14.80	0.02	1.17	1.19
Class C Shares
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50
Six Months Ended April 30, 2007 (Unaudited)	$14.75	0.02	1.15	1.17
Class R Shares
Period Ended October 31, 2003 (f)	$9.92	–	0.39	0.39
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58
Six Months Ended April 30, 2007 (Unaudited)	$14.81	0.01	1.18	1.19

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Net Asset
	Net	Net		Value,
	Investment	Realized	Total	End	Total
	Income	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2002	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)
Year Ended October 31, 2003	(0.10)	–	(0.10)	$10.44	20.57%
Year Ended October 31, 2004	(0.10)	–	(0.10)	$11.79	13.92%
Year Ended October 31, 2005	(0.14)	–	(0.14)	$13.14	12.63%
Year Ended October 31, 2006	(0.15)	(0.60)	(0.75)	$15.02	20.81%
Six Months Ended April 30, 2007 (Unaudited)	(0.10)	(2.01)	(2.11)	$14.16	8.90%
Class B Shares
Year Ended October 31, 2002	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)
Year Ended October 31, 2003	(0.04)	–	(0.04)	$10.30	19.80%
Year Ended October 31, 2004	(0.03)	–	(0.03)	$11.63	13.25%
Year Ended October 31, 2005	(0.06)	–	(0.06)	$12.96	11.97%
Year Ended October 31, 2006	(0.06)	(0.60)	(0.66)	$14.80	20.06%
Six Months Ended April 30, 2007 (Unaudited)	(0.06)	(2.01)	(2.07)	$13.92	8.59%
Class C Shares
Year Ended October 31, 2002	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)
Year Ended October 31, 2003	(0.05)	–	(0.05)	$10.28	19.77%
Year Ended October 31, 2004	(0.04)	–	(0.04)	$11.60	13.25%
Year Ended October 31, 2005	(0.08)	–	(0.08)	$12.91	11.98%
Year Ended October 31, 2006	(0.06)	(0.60)	(0.66)	$14.75	20.11%
Six Months Ended April 30, 2007 (Unaudited)	(0.06)	(2.01)	(2.07)	$13.85	8.51%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	–	$10.31	3.93%
Year Ended October 31, 2004	(0.08)	–	(0.08)	$11.64	13.71%
Year Ended October 31, 2005	(0.15)	–	(0.15)	$12.97	12.73%
Year Ended October 31, 2006	(0.14)	(0.60)	(0.74)	$14.81	20.69%
Six Months Ended April 30, 2007 (Unaudited)	(0.10)	(2.01)	(2.11)	$13.89	8.62%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of	Ratio of	Ratio of
			Net	Expenses	Investment
		Ratio of	Investment	(Prior to	Income
	Net Assets	Expenses	Income	Reimbursements)	(Prior to
	at End	to Average	to Average	to	Reimbursements)
	of Period	Net	Net	Average	to Average		Portfolio
	(000’s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$23,581	1.36%	0.81%	1.48%	0.69%		91.03%
Year Ended October 31, 2003	$24,800	1.39%	1.06%	1.47%	0.98%		77.28%
Year Ended October 31, 2004	$24,846	1.39%	0.91%	1.45%	0.84%		58.61%
Year Ended October 31, 2005	$28,232	1.44%	1.09%	1.47%	1.06%		67.00%
Year Ended October 31, 2006	$23,753	1.44%	1.14%	1.44%	1.14%		95.14%
Six Months Ended April 30, 2007 (Unaudited)	$34,300	1.42%	0.96%	1.43%	0.96%		42.75%
Class B Shares
Year Ended October 31, 2002	$576	2.02%	0.14%	2.17%	(0.01%	)	91.03%
Year Ended October 31, 2003	$751	2.00%	0.43%	2.08%	0.35%		77.28%
Year Ended October 31, 2004	$982	2.00%	0.29%	2.06%	0.22%		58.61%
Year Ended October 31, 2005	$1,342	2.06%	0.46%	2.08%	0.44%		67.00%
Year Ended October 31, 2006	$1,588	2.05%	0.52%	2.06%	0.51%		95.14%
Six Months Ended April 30, 2007 (Unaudited)	$1,886	2.02%	0.40%	2.03%	0.40%		42.75%
Class C Shares
Year Ended October 31, 2002	$80	2.03%	0.13%	2.15%	0.01%		91.03%
Year Ended October 31, 2003	$248	2.00%	0.38%	2.08%	0.30%		77.28%
Year Ended October 31, 2004	$743	2.00%	0.21%	2.06%	0.14%		58.61%
Year Ended October 31, 2005	$4,888	2.06%	0.34%	2.07%	0.34%		67.00%
Year Ended October 31, 2006	$5,966	2.06%	0.52%	2.06%	0.51%		95.14%
Six Months Ended April 30, 2007 (Unaudited)	$7,948	2.02%	0.39%	2.02%	0.39%		42.75%
Class R Shares
Period Ended October 31, 2003 (f)	$1	1.60%	0.48%	2.06%	0.02%		77.28%
Year Ended October 31, 2004	$1	1.54%	0.75%	1.86%	0.42%		58.61%
Year Ended October 31, 2005	$1	1.33%	1.18%	1.38%	1.12%		67.00%
Year Ended October 31, 2006	$2	1.57%	1.00%	1.59%	0.98%		95.14%
Six Months Ended April 30, 2007 (Unaudited)	$158	1.65%	0.54%	1.65%	0.54%		42.75%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See Accompanying Notes to Financial Statements.

48 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Mid Cap Growth Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Realized
	of Period	(Loss)	Investments	Activities	Gains

Class A Shares
Period Ended October 31, 2003 (g)(h)	$9.88	(0.08)	4.04	3.96	–
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74	(0.37)
Year Ended October 31, 2005	$14.21	(0.13)	2.16	2.03	(0.69)
Year Ended October 31, 2006	$15.55	(0.09)	2.12	2.03	(0.84)
Six Months Ended April 30, 2007 (Unaudited)	$16.75	(0.07)	1.31	1.24	(1.09)
Class B Shares
Period Ended October 31, 2003 (h)(i)	$13.17	(0.05)	0.72	0.67	–
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64	(0.37)
Year Ended October 31, 2005	$14.11	(0.24)	2.15	1.91	(0.69)
Year Ended October 31, 2006	$15.33	(0.19)	2.07	1.88	(0.84)
Six Months Ended April 30, 2007 (Unaudited)	$16.38	(0.12)	1.26	1.14	(1.09)
Class C Shares
Period Ended October 31, 2003 (i)	$13.17	(0.05)	0.72	0.67	–
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64	(0.37)
Year Ended October 31, 2005	$14.11	(0.27)	2.18	1.91	(0.69)
Year Ended October 31, 2006	$15.33	(0.18)	2.06	1.88	(0.84)
Six Months Ended April 30, 2007 (Unaudited)	$16.38	(0.13)	1.27	1.14	(1.09)
Class R Shares
Period Ended October 31, 2003 (j)	$13.08	(0.01)	0.79	0.78	–
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69	(0.37)
Year Ended October 31, 2005	$14.18	(0.15)	2.17	2.02	(0.69)
Year Ended October 31, 2006	$15.51	(0.12)	2.11	1.99	(0.84)
Six Months Ended April 30, 2007 (Unaudited)	$16.67	(0.10)	1.28	1.18	(1.09)
Institutional Class Shares
Period Ended October 31, 2002 (f)	$10.00	(0.01)	0.27	0.26	–
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60	–
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78	(0.37)
Year Ended October 31, 2005	$14.27	(0.07)	2.16	2.09	(0.69)
Year Ended October 31, 2006	$15.67	(0.05)	2.14	2.09	(0.84)
Six Months Ended April 30, 2007 (Unaudited)	$16.93	(0.05)	1.32	1.27	(1.09)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
			Net Asset
	Total	Redemption	Value, End	Total
	Distributions	fees	of Period	Return (a)(b)

Class A Shares
Period Ended October 31, 2003 (g)(h)	–	$–	$13.84	40.08%
Year Ended October 31, 2004	(0.37)	$–	$14.21	5.44%
Year Ended October 31, 2005	(0.69)	$–	$15.55	14.42%
Year Ended October 31, 2006	(0.84)	$0.01	$16.75	13.51%
Six Months Ended April 30, 2007 (Unaudited)	(1.09)	$0.01	$16.91	7.80%
Class B Shares
Period Ended October 31, 2003 (h)(i)	–	$–	$13.84	5.09%
Year Ended October 31, 2004	(0.37)	$–	$14.11	4.70%
Year Ended October 31, 2005	(0.69)	$–	$15.33	13.65%
Year Ended October 31, 2006	(0.84)	$0.01	$16.38	12.68%
Six Months Ended April 30, 2007 (Unaudited)	(1.09)	$0.01	$16.44	7.34%
Class C Shares
Period Ended October 31, 2003 (i)	–	$–	$13.84	5.09%
Year Ended October 31, 2004	(0.37)	$–	$14.11	4.70%
Year Ended October 31, 2005	(0.69)	$–	$15.33	13.65%
Year Ended October 31, 2006	(0.84)	$0.01	$16.38	12.68%
Six Months Ended April 30, 2007 (Unaudited)	(1.09)	$0.01	$16.44	7.34%
Class R Shares
Period Ended October 31, 2003 (j)	–	$–	$13.86	5.96%
Year Ended October 31, 2004	(0.37)	$–	$14.18	5.06%
Year Ended October 31, 2005	(0.69)	$–	$15.51	14.38%
Year Ended October 31, 2006	(0.84)	$0.01	$16.67	13.27%
Six Months Ended April 30, 2007 (Unaudited)	(1.09)	$0.01	$16.77	7.46%
Institutional Class Shares
Period Ended October 31, 2002 (f)	–	$–	$10.26	2.60%
Year Ended October 31, 2003	–	$–	$13.86	35.09%
Year Ended October 31, 2004	(0.37)	$–	$14.27	5.73%
Year Ended October 31, 2005	(0.69)	$–	$15.67	14.79%
Year Ended October 31, 2006	(0.84)	$0.01	$16.93	13.80%
Six Months Ended April 30, 2007 (Unaudited)	(1.09)	$0.01	$17.12	7.89%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
						Ratio of
			Ratio of Net		Ratio of	Investment
		Ratio of	Investment		Expenses	Income
	Net Assets	Expenses	Income		(Prior to	(Prior to
	at End of	to Average	(Loss) to		Reimbursements)	Reimbursements)
	Period	Net	Average		to Average	to Average		Portfolio
	(000’s)	Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Period Ended October 31, 2003 (g)(h)	$522	1.40%	(1.02%	)	7.09%	(6.71%	)	74.46%
Year Ended October 31, 2004	$1,463	1.40%	(0.98%	)	2.51%	(2.08%	)	94.56%
Year Ended October 31, 2005	$1,678	1.42%	(0.87%	)	2.38%	(1.84%	)	68.86%
Year Ended October 31, 2006	$2,405	1.43%	(0.60%	)	1.89%	(1.06%	)	68.88%
Six Months Ended April 30, 2007 (Unaudited)	$2,683	1.41%	(0.90%	)	1.87%	(1.35%	)	33.67%
Class B Shares
Period Ended October 31, 2003 (h)(i)	$18	2.15%	(1.82%	)	7.76%	(7.43%	)	74.46%
Year Ended October 31, 2004	$153	2.15%	(1.74%	)	3.27%	(2.86%	)	94.56%
Year Ended October 31, 2005	$173	2.15%	(1.61%	)	3.11%	(2.56%	)	68.86%
Year Ended October 31, 2006	$220	2.15%	(1.31%	)	2.62%	(1.77%	)	68.88%
Six Months Ended April 30, 2007 (Unaudited)	$228	2.15%	(1.63%	)	2.61%	(2.09%	)	33.67%
Class C Shares
Period Ended October 31, 2003 (i)	$1	2.15%	(1.87%	)	7.55%	(7.27%	)	74.46%
Year Ended October 31, 2004	$224	2.15%	(1.72%	)	3.17%	(2.74%	)	94.56%
Year Ended October 31, 2005	$230	2.15%	(1.60%	)	3.18%	(2.64%	)	68.86%
Year Ended October 31, 2006	$541	2.15%	(1.34%	)	2.60%	(1.79%	)	68.88%
Six Months Ended April 30, 2007 (Unaudited)	$585	2.15%	(1.64%	)	2.61%	(2.10%	)	33.67%
Class R Shares
Period Ended October 31, 2003 (j)	$1	1.75%	(1.54%	)	7.41%	(7.20%	)	74.46%
Year Ended October 31, 2004	$1	1.66%	(1.27%	)	2.63%	(2.24%	)	94.56%
Year Ended October 31, 2005	$1	1.49%	(0.97%	)	2.53%	(2.00%	)	68.86%
Year Ended October 31, 2006	$2	1.64%	(0.79%	)	2.18%	(1.33%	)	68.88%
Six Months Ended April 30, 2007 (Unaudited)	$2	1.93%	(1.41%	)	2.42%	(1.90%	)	33.67%
Institutional Class Shares
Period Ended October 31, 2002 (f)	$1,026	1.15%	(0.69%	)	20.62%	(20.16%	)	3.74%
Year Ended October 31, 2003	$1,384	1.15%	(0.76%	)	5.96%	(5.56%	)	74.46%
Year Ended October 31, 2004	$1,553	1.15%	(0.72%	)	2.26%	(1.83%	)	94.56%
Year Ended October 31, 2005	$2,531	1.15%	(0.61%	)	1.98%	(1.43%	)	68.86%
Year Ended October 31, 2006	$4,053	1.15%	(0.34%	)	1.61%	(0.79%	)	68.88%
Six Months Ended April 30, 2007 (Unaudited)	$4,798	1.15%	(0.64%	)	1.61%	(1.10%	)	33.67%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See Accompanying Notes to Financial Statements.

2007 Semiannual Report 49

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Small Cap Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$10.79	(0.02)	(1.16)	(1.18)	–
Year Ended October 31, 2003	$9.61	(0.05)	4.12	4.07	–
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03	–
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	–
Year Ended October 31, 2006	$18.28	–	5.18	5.18	(0.01)
Six Months Ended April 30, 2007 (Unaudited)	$21.30	0.05	2.38	2.43	(0.02)
Class B Shares
Year Ended October 31, 2002	$10.61	(0.09)	(1.13)	(1.22)	–
Year Ended October 31, 2003	$9.39	(0.10)	4.00	3.90	–
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87	–
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	–
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	–
Six Months Ended April 30, 2007 (Unaudited)	$20.10	(0.02)	2.24	2.22	–
Class C Shares
Year Ended October 31, 2002	$10.63	(0.09)	(1.13)	(1.22)	–
Year Ended October 31, 2003	$9.41	(0.09)	3.99	3.90	–
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88	–
Year Ended October 31, 2005 (f)	$15.07	(0.17)	4.51	4.34	–
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	–
Six Months Ended April 30, 2007 (Unaudited)	$20.14	(0.02)	2.24	2.22	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	Fees	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	–	–	$–	$9.61	(10.94%	)
Year Ended October 31, 2003	–	–	$–	$13.68	42.35%
Year Ended October 31, 2004	(0.17)	(0.17)	$0.05	$15.59	15.33%
Year Ended October 31, 2005	(1.93)	(1.93)	$–	$18.28	31.51%
Year Ended October 31, 2006	(2.16)	(2.17)	$0.01	$21.30	30.98%
Six Months Ended April 30, 2007 (Unaudited)	(0.89)	(0.91)	$–	$22.82	11.64%
Class B Shares
Year Ended October 31, 2002	–	–	$–	$9.39	(11.50%	)
Year Ended October 31, 2003	–	–	$–	$13.29	41.53%
Year Ended October 31, 2004	(0.17)	(0.17)	$0.05	$15.04	14.57%
Year Ended October 31, 2005	(1.93)	(1.93)	$–	$17.45	30.72%
Year Ended October 31, 2006	(2.16)	(2.16)	$0.01	$20.10	30.16%
Six Months Ended April 30, 2007 (Unaudited)	(0.89)	(0.89)	$–	$21.43	11.25%
Class C Shares
Year Ended October 31, 2002	–	–	$–	$9.41	(11.48%	)
Year Ended October 31, 2003	–	–	$–	$13.31	41.45%
Year Ended October 31, 2004	(0.17)	(0.17)	$0.05	$15.07	14.62%
Year Ended October 31, 2005 (f)	(1.93)	(1.93)	$–	$17.48	30.67%
Year Ended October 31, 2006	(2.16)	(2.16)	$0.01	$20.14	30.17%
Six Months Ended April 30, 2007 (Unaudited)	(0.89)	(0.89)	$–	$21.47	11.23%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of		Ratio of
			Ratio of Net		Investment		Investment
			Investment		Income		Income
	Net Assets	Ratio of	Income		(Prior to		(Prior to
	at End	Expenses to	(Loss) to		Reimbursements)		Reimbursements)
	of Period	Average	Average Net		to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$20,290	1.51%	(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	$21,198	1.59%	(0.37%	)	1.70%		(0.48%	)	100.05%
Year Ended October 31, 2004	$23,023	1.59%	(0.55%	)		(i)		(i)	341.57%
Year Ended October 31, 2005	$40,539	1.67%	(0.27%	)	1.69%		(0.28%	)	292.46%
Year Ended October 31, 2006	$376,718	1.39%	0.00%		1.39%		0.00%		219.51%
Six Months Ended April 30, 2007 (Unaudited)	$929,575	1.25%	0.48%		1.25%		0.48%		94.21%
Class B Shares
Year Ended October 31, 2002	$950	2.17%	(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	$1,368	2.20%	(1.00%	)	2.30%		(1.10%	)	100.05%
Year Ended October 31, 2004	$1,496	2.20%	(1.16%	)		(i)		(i)	341.57%
Year Ended October 31, 2005	$2,302	2.29%	(0.88%	)	2.32%		(0.90%	)	292.46%
Year Ended October 31, 2006	$11,701	2.08%	(0.63%	)	2.08%		(0.63%	)	219.51%
Six Months Ended April 30, 2007 (Unaudited)	$22,501	1.96%	(0.21%	)	1.96%		(0.21%	)	94.21%
Class C Shares
Year Ended October 31, 2002	$28	2.17%	(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	$89	2.20%	(1.04%	)	2.31%		(1.15%	)	100.05%
Year Ended October 31, 2004	$180	2.20%	(1.16%	)		(i)		(i)	341.57%
Year Ended October 31, 2005 (f)	$5,468	2.33%	(1.00%	)	2.33%		(1.00%	)	292.46%
Year Ended October 31, 2006	$115,138	2.06%	(0.72%	)	2.07%		(0.72%	)	219.51%
Six Months Ended April 30, 2007 (Unaudited)	$273,520	1.96%	(0.23%	)	1.96%		(0.23%	)	94.21%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period form December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	The amount is less than $11,000.

See accompanying notes to financial statements.

50 Semiannual Report 2007

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class R Shares
Year Ended October 31, 2004 (g)	$14.03	(0.09)	1.11	1.02	–
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	–
Year Ended October 31, 2006	$17.63	–	4.97	4.97	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$20.43	0.01	2.27	2.28	(0.01)
Institutional Service Class Shares
Year Ended October 31, 2002	$10.84	(0.01)	(1.16)	(1.17)	–
Year Ended October 31, 2003	$9.67	(0.02)	4.14	4.12	–
Year Ended October 31, 2004 (f)	$13.79	(0.06)	2.11	2.05	–
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	–
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$21.72	0.06	2.43	2.49	(0.03)
Institutional Class Shares
Year Ended October 31, 2004 (h)	$15.64	(0.01)	0.07	0.06	–
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	–
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$21.73	0.09	2.42	2.51	(0.04)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	Fees	of Period	Return (a) (b)

Class R Shares
Year Ended October 31, 2004 (g)	–	–	$0.05	$15.10	7.63%
Year Ended October 31, 2005	(1.93)	(1.93)	$–	$17.63	31.47%
Year Ended October 31, 2006	(2.16)	(2.18)	$0.01	$20.43	30.87%
Six Months Ended April 30, 2007 (Unaudited)	(0.89)	(0.90)	$–	$21.81	11.39%
Institutional Service Class Shares
Year Ended October 31, 2002	–	–	$–	$9.67	(10.79%	)
Year Ended October 31, 2003	–	–	$–	$13.79	42.61%
Year Ended October 31, 2004 (f)	(0.17)	(0.17)	$0.05	$15.72	15.43%
Year Ended October 31, 2005	(1.93)	(1.93)	$–	$18.52	31.91%
Year Ended October 31, 2006	(2.16)	(2.18)	$0.01	$21.72	31.64%
Six Months Ended April 30, 2007 (Unaudited)	(0.89)	(0.92)	$–	$23.29	11.67%
Institutional Class Shares
Year Ended October 31, 2004 (h)	–	–	$0.05	$15.75	0.70%
Year Ended October 31, 2005	(1.93)	(1.93)	$–	$18.55	31.93%
Year Ended October 31, 2006	(2.16)	(2.19)	$0.01	$21.73	31.52%
Six Months Ended April 30, 2007 (Unaudited)	(0.89)	(0.93)	$–	$23.31	11.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of		Ratio of
				Ratio of Net		Investment		Investment
				Investment		Income		Income
	Net Assets		Ratio of	Income		(Prior to		(Prior to
	at End		Expenses to	(Loss) to		Reimbursements)		Reimbursements)
	of Period		Average	Average Net		to Average		to Average		Portfolio
	(000’s)		Net Assets (c)	Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Year Ended October 31, 2004 (g)	$1		1.73%	(0.63%	)		(i)		(i)	341.57%
Year Ended October 31, 2005	$152		1.74%	(0.25%	)	1.74%		(0.25%	)	292.46%
Year Ended October 31, 2006	$1,431		1.68%	(0.30%	)	1.68%		(0.30%	)	219.51%
Six Months Ended April 30, 2007 (Unaudited)	$7,948		1.60%	0.14%		1.60%		0.14%		94.21%
Institutional Service Class Shares
Year Ended October 31, 2002	$5,856		1.38%	(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	$18,584		1.45%	(0.35%	)	1.54%		(0.44%	)	100.05%
Year Ended October 31, 2004 (f)	$7		1.45%	(0.39%	)		(i)		(i)	341.57%
Year Ended October 31, 2005	$ –(	j)	1.49%	0.76%		1.58%		0.68%		292.46%
Year Ended October 31, 2006	$11,945		1.25%	(0.04%	)	1.26%		(0.05%	)	219.51%
Six Months Ended April 30, 2007 (Unaudited)	$45,327		1.15%	0.59%		1.16%		0.59%		94.21%
Institutional Class Shares
Year Ended October 31, 2004 (h)	$120		1.20%	(0.22%	)		(i)		(i)	341.57%
Year Ended October 31, 2005	$1,120		1.32%	0.12%		1.32%		0.12%		292.46%
Year Ended October 31, 2006	$41,396		1.06%	0.41%		1.07%		0.41%		219.51%
Six Months Ended April 30, 2007 (Unaudited)	$49,323		0.96%	0.81%		0.96%		0.81%		94.21%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period form December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	The amount is less than $11,000.

See accompanying notes to financial statements.

2007 Semiannual Report 51

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Value Opportunities Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$12.17	0.05	(0.98)	(0.93)	(0.05)
Year Ended October 31, 2003	$11.05	0.03	3.42	3.45	(0.03)
Year Ended October 31, 2004	$14.47	–	1.55	1.55	(0.01)
Year Ended October 31, 2005	$16.01	–	2.07	2.07	(0.02)
Year Ended October 31, 2006	$15.17	0.01	2.43	2.44	–
Six Months Ended April 30, 2007 (Unaudited)	$15.50	0.01	1.18	1.19	–
Class B Shares
Year Ended October 31, 2002	$12.16	(0.03)	(0.98)	(1.01)	(0.01)
Year Ended October 31, 2003	$11.00	(0.06)	3.40	3.34	–
Year Ended October 31, 2004	$14.34	(0.11)	1.55	1.44	–
Year Ended October 31, 2005	$15.78	(0.10)	2.05	1.95	–
Year Ended October 31, 2006	$14.84	(0.09)	2.37	2.28	–
Six Months Ended April 30, 2007 (Unaudited)	$15.01	(0.04)	1.14	1.10	–
Class C Shares
Year Ended October 31, 2002	$12.13	(0.03)	(0.97)	(1.00)	(0.01)
Year Ended October 31, 2003	$10.98	(0.04)	3.37	3.33	–
Year Ended October 31, 2004	$14.31	(0.09)	1.53	1.44	–
Year Ended October 31, 2005	$15.75	(0.10)	2.04	1.94	–
Year Ended October 31, 2006	$14.80	(0.09)	2.36	2.27	–
Six Months Ended April 30, 2007 (Unaudited)	$14.96	(0.04)	1.13	1.09	–
Class R Shares
Period Ended October 31, 2004 (f)	$15.45	(0.05)	0.43	0.38	–
Year Ended October 31, 2005	$15.83	0.01	2.06	2.07	(0.03)
Year Ended October 31, 2006	$14.98	(0.01)	2.39	2.38	–
Six Months Ended April 30, 2007 (Unaudited)	$15.25	(0.01)	1.13	1.12	–
Institutional Class Shares
Period Ended October 31, 2004 (g)	$16.18	–	(0.04)	(0.04)	–
Year Ended October 31, 2005	$16.14	0.06	2.09	2.15	(0.05)
Year Ended October 31, 2006	$15.35	0.05	2.48	2.53	–
Six Months Ended April 30, 2007 (Unaudited)	$15.77	0.04	1.19	1.23	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	Fees	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	(0.15)	(0.20)	$0.01	$11.05	(7.75%	)
Year Ended October 31, 2003	–	(0.03)	$–	$14.47	31.32%
Year Ended October 31, 2004	–	(0.01)	$–	$16.01	10.72%
Year Ended October 31, 2005	(2.89)	(2.91)	$–	$15.17	13.59%
Year Ended October 31, 2006	(2.11)	(2.11)	$–	$15.50	17.79%
Six Months Ended April 30, 2007 (Unaudited)	(2.11)	(2.11)	$–	$14.58	8.08%
Class B Shares
Year Ended October 31, 2002	(0.15)	(0.16)	$0.01	$11.00	(8.39%	)
Year Ended October 31, 2003	–	–	$–	$14.34	30.39%
Year Ended October 31, 2004	–	–	$–	$15.78	10.04%
Year Ended October 31, 2005	(2.89)	(2.89)	$–	$14.84	12.90%
Year Ended October 31, 2006	(2.11)	(2.11)	$–	$15.01	17.02%
Six Months Ended April 30, 2007 (Unaudited)	(2.11)	(2.11)	$–	$14.00	7.72%
Class C Shares
Year Ended October 31, 2002	(0.15)	(0.16)	$0.01	$10.98	(8.31%	)
Year Ended October 31, 2003	–	–	$–	$14.31	30.35%
Year Ended October 31, 2004	–	–	$–	$15.75	10.06%
Year Ended October 31, 2005	(2.89)	(2.89)	$–	$14.80	12.86%
Year Ended October 31, 2006	(2.11)	(2.11)	$–	$14.96	16.99%
Six Months Ended April 30, 2007 (Unaudited)	(2.11)	(2.11)	$–	$13.94	7.66%
Class R Shares
Period Ended October 31, 2004 (f)	–	–	$–	$15.83	2.46%
Year Ended October 31, 2005	(2.89)	(2.92)	$–	$14.98	13.71%
Year Ended October 31, 2006	(2.11)	(2.11)	$–	$15.25	17.59%
Six Months Ended April 30, 2007 (Unaudited)	(2.11)	(2.11)	$–	$14.26	7.73%
Institutional Class Shares
Period Ended October 31, 2004 (g)	–	–	$–	$16.14	(0.19%	)
Year Ended October 31, 2005	(2.89)	(2.94)	$–	$15.35	13.96%
Year Ended October 31, 2006	(2.11)	(2.11)	$–	$15.77	18.21%
Six Months Ended April 30, 2007 (Unaudited)	(2.11)	(2.11)	$–	$14.89	8.21%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of Net		Ratio of	Investment
			Investment		Expenses	Income
	Net Assets	Ratio of	Income		(Prior to	(Prior to
	at End	Expenses to	(Loss) to		Reimbursements)	Reimbursements)
	of Period	Average	Average Net		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$9,766	1.31%	0.39%		1.48%	0.22%		108.62%
Year Ended October 31, 2003	$12,156	1.30%	0.20%		1.41%	0.09%		90.02%
Year Ended October 31, 2004	$12,244	1.36%	(0.01%	)	1.39%	(0.04%	)	146.98%
Year Ended October 31, 2005	$11,263	1.49%	0.02%		1.85%	(0.34%	)	187.36%
Year Ended October 31, 2006	$12,777	1.36%	0.09%		1.66%	(0.21%	)	151.61%
Six Months Ended April 30, 2007 (Unaudited)	$12,849	1.40%	0.13%		1.59%	(0.06%	)	86.74%
Class B Shares
Year Ended October 31, 2002	$2,362	1.98%	(0.28%	)	2.22%	(0.52%	)	108.62%
Year Ended October 31, 2003	$2,641	2.00%	(0.49%	)	2.12%	(0.60%	)	90.02%
Year Ended October 31, 2004	$2,631	2.01%	(0.66%	)	2.04%	(0.69%	)	146.98%
Year Ended October 31, 2005	$2,592	2.14%	(0.64%	)	2.50%	(0.99%	)	187.36%
Year Ended October 31, 2006	$2,600	2.04%	(0.59%	)	2.34%	(0.90%	)	151.61%
Six Months Ended April 30, 2007 (Unaudited)	$2,468	2.10%	(0.57%	)	2.29%	(0.76%	)	86.74%
Class C Shares
Year Ended October 31, 2002	$133	1.99%	(0.30%	)	2.23%	(0.54%	)	108.62%
Year Ended October 31, 2003	$342	2.00%	(0.56%	)	2.09%	(0.65%	)	90.02%
Year Ended October 31, 2004	$652	2.01%	(0.67%	)	2.05%	(0.71%	)	146.98%
Year Ended October 31, 2005	$669	2.14%	(0.62%	)	2.51%	(0.99%	)	187.36%
Year Ended October 31, 2006	$668	2.04%	(0.59%	)	2.34%	(0.89%	)	151.61%
Six Months Ended April 30, 2007 (Unaudited)	$822	2.09%	(0.55%	)	2.29%	(0.76%	)	86.74%
Class R Shares
Period Ended October 31, 2004 (f)	$1	1.60%	(0.35%	)	1.64%	(0.39%	)	146.98%
Year Ended October 31, 2005	$1	1.61%	0.06%		1.99%	(0.32%	)	187.36%
Year Ended October 31, 2006	$1	1.50%	(0.07%	)	1.84%	(0.41%	)	151.61%
Six Months Ended April 30, 2007 (Unaudited)	$1	2.15%	(0.13%	)	2.55%	(0.54%	)	86.74%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	1.09%	0.09%		1.17%	0.01%		146.98%
Year Ended October 31, 2005	$1	1.08%	0.39%		1.30%	0.17%		187.36%
Year Ended October 31, 2006	$1	1.07%	0.36%		1.36%	0.08%		151.61%
Six Months Ended April 30, 2007 (Unaudited)	$1	0.87%	0.51%		1.13%	0.25%		86.74%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See Accompanying Notes to Financial Statements

52 Semiannual Report 2007

Nationwide Bond Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Bond Fund (Class A at NAV) returned 2.37% versus 2.48% for its benchmark, the Lehman Brothers Government/ Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated (consisting of 174 funds as of April 30, 2007) was 2.49%.

Can you describe the market environment during the reporting period?

During the reporting period, the Federal Reserve Board did not adjust the federal funds rate, instead keeping this rate at 5.25% and citing inflation concerns. The Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) also did not move much during the reporting period. The 10-year Treasury yield rose by 2 basis points, while the 30-year Treasury yield rose by 10 basis points. We continued to incrementally increase the Fund’s holdings in the intermediate part of the yield curve in preparation for the expected beginning of the Federal Reserve’s interest-rate-easing cycle. As the Treasury curve steepens, intermediate bonds should outperform longer maturity issues.

What areas detracted from Fund performance?

The Fund’s overweight to SLM Corp. relative to the Index detracted from the Fund’s performance. SLM bonds declined in value due to the company’s receiving a leveraged buyout (LBO) offer from two private equity firms and two investment banks. The market perception was that a financial services company such as SLM could not be purchased in an LBO. An innovative structure that included a line of credit from JP Morgan Chase and Bank of America allowed the LBO bid for SLM. Fortunately, the Fund’s holdings in SLM bonds were of a short maturity, so the price decline was not dramatic.

What areas of investment provided the most positive returns for the Fund?

The Fund’s overweight to lower-quality bonds relative to the Index added to Fund performance. Bonds such as United Airlines and Ford Motor Credit Co. increased in value. The duration of the Fund was modestly shorter than that of the benchmark, which also aided the Fund’s performance.

What is your outlook for the near term?

During the coming months we will likely begin to move more aggressively into intermediate bonds. We want to prepare the Fund for a potential steepening of the Treasury yield curve, which typically happens when the Fed begins an easing cycle. The Fund will remain diversified to help mitigate exposure to credit-specific risk. We expect Treasuries to be somewhat more volatile due to uncertainty about whether inflation will slow enough to allow the Fed to begin cutting the federal funds rate. We will maintain the Fund’s duration close to that of the benchmark Index.

Portfolio Managers:

Gary Davis, CFA and Mabel Brown, CFA

2007 Semiannual Report 53

Nationwide Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	2.37%	7.30%	5.48%	5.89%	1.08%
	w/SC3	-2.03%	2.69%	4.57%	5.44%

Class B4	w/o SC2	2.03%	6.48%	4.79%	5.30%	1.76%
	w/SC5	-2.96%	1.48%	4.45%	5.30%

Class C6	w/o SC2	2.03%	6.47%	4.77%	5.50%	1.76%
	w/SC7	1.03%	5.47%	4.77%	5.50%

Class D8	w/o SC2	2.50%	7.58%	5.75%	6.13%	0.80%
	w/SC9	-2.09%	2.75%	4.79%	5.64%

Class R [1,10]		2.23%	6.94%	5.37%	5.94%	1.46%

Class X1	w/o SC2	2.11%	6.75%	4.92%	5.37%	1.61%
	w/SC5	-2.89%	1.75%	4.59%	5.37%

Class Y1	w/o SC2	2.11%	6.74%	4.92%	5.58%	1.61%
	w/SC7	1.11%	5.74%	4.92%	5.58%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

54 Semiannual Report 2007

Nationwide Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Lehman Brothers Government/ Credit Bond Index (LBG/ CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/ CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 55

Nationwide Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses
			Account Value	Account Value,	Paid	Annualized
Nationwide Bond Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,023.70	$5.27	1.05%
	Hypothetical	[1]	$1,000.00	$1,019.79	$5.27	1.05%

Class B	Actual		$1,000.00	$1,020.30	$8.62	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.47	$8.64	1.72%

Class C	Actual		$1,000.00	$1,020.30	$8.62	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.47	$8.64	1.72%

Class D	Actual		$1,000.00	$1,025.00	$3.97	0.79%
	Hypothetical	[1]	$1,000.00	$1,021.08	$3.97	0.79%

Class R	Actual		$1,000.00	$1,022.30	$7.27	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.81	$7.28	1.45%

Class X	Actual		$1,000.00	$1,021.10	$7.87	1.57%
	Hypothetical	[1]	$1,000.00	$1,017.21	$7.88	1.57%

Class Y	Actual		$1,000.00	$1,021.10	$7.87	1.57%
	Hypothetical	[1]	$1,000.00	$1,017.21	$7.88	1.57%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

56 Semiannual Report 2007

Nationwide Bond Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	42.9%
U.S. Government Sponsored & Agency Obligations	21.1%
Commercial Paper	12.4%
Asset-Backed Securities	10.1%
Commercial Mortgage Backed Securities	9.3%
Municipal Bonds	1.6%
Principal Only Bonds	1.4%
Yankee Dollars	0.4%
Other investments*	2.1%
Liabilities in excess of other assets**	-1.3%

100.0%

Top Industries

Diversified Financial Services	12.4%
Other Financial	11.8%
Manufacturing	9.6%
Consumer Goods	5.1%
Transportation	4.7%
Banks	3.2%
Service Companies	2.3%
Telephones	2.1%
Electric Power	1.9%
Gas Distribution	1.1%
Other	45.8%

100.0%

Top Holdings

JP Morgan Chase & Co., 5.30%, 05/01/07	4.2%
Societe Generale North Americana, 5.31%, 05/01/07	4.2%
U.S. Treasury Bonds, 5.50%, 08/15/28	4.0%
Federal National Mortgage Association, 7.30%, 05/25/10	3.4%
Federal Home Loan Mortgage Corp., 3.50%, 07/01/18	3.2%
Federal National Mortgage Association, 6.62%, 06/01/16	2.1%
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2.1%
Federal National Mortgage Association, 5.50%, 05/25/23	2.1%
K2 (U.S.) Funding, 5.30%, 05/01/07	2.1%
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	2.0%
Other	70.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

2007 Semiannual Report 57

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities (10.1%)

	Shares or
	Principal Amount	Value

American Home Mortgage Investment Trust, 4.82%, 10/25/34 (a)	$1,000,000	$970,367
Ameriquest Mortgage Securities, Inc., 7.64%, 02/25/33	199,548	83,754
Chase Funding Mortgage Loan, 6.24%, 01/25/13	1,090,401	1,104,890
Countrywide Home Loans, Class A7, 5.50%, 08/25/35	1,000,000	992,739
Embarcadero Aircraft Securitization Trust, 5.80%, 08/15/25 (a) (b)	253,005	242,885
Enterprise Mortgage Acceptance Co., 6.63%, 01/15/25 (b)	580,523	570,344
Master Alternative Loans Trust, 5.50%, 12/25/35	1,000,000	986,879
Opteum Mortgage Acceptance Corp., 5.68%, 12/25/35	1,000,000	998,519
Residential Asset Mortgage Products, Inc., Series 2002-RSI-AI5, 5.91%, 01/25/32	762,513	759,760
Residential Funding Securities Corp., Series 2003-RM2-AI3, 4.50%, 05/25/33	1,000,000	968,537
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	901,363	900,843
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	971,907

Total Asset-Backed Securities (Cost $9,488,319)		9,551,424

Commercial Mortgage Backed Securities (9.3%)
ABN Amro Mortgage Corp., Class A23, 5.50%, 06/25/33	1,000,000	994,863
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34 (b)	1,000,000	1,046,381
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	1,837,324	1,870,015
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	1,966,478	2,026,086
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	1,753,244	1,819,829
Nomura Asset Securities Corp., Series 1998-D6, 6.69%, 03/15/30	1,000,000	1,046,598

Total Commercial Mortgage Backed Securities (Cost $8,645,551)		8,803,772

Corporate Bonds (42.9%)
Banks (3.2%)
Household Finance Corp., 6.38%, 10/15/11	1,000,000	1,042,808
Rabobank Cap III, 5.25%, 12/29/49 (b)	1,000,000	965,561
Regions Financial Corp., 7.00%, 03/01/11	1,000,000	1,064,142

		3,072,511

Consumer Goods (5.1%)
Allergan, Inc., 5.75%, 04/01/16	1,000,000	1,022,316
Bard (C.R.), Inc., 6.70%, 12/01/26	1,000,000	1,065,378
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,042,320
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,728,377

		4,858,391

Electric Power (1.9%)
Pacific Gas & Electric, 6.05%, 03/01/34	750,000	766,620
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,004,619

		1,771,239

Energy Company (1.1%)
Energy Transfer Partners, 5.65%, 08/01/12	1,000,000	1,013,013

Gas Distribution (1.1%)
Kinder Morgan, Inc., 6.50%, 09/01/12	1,000,000	1,029,283

58 Semiannual Report 2007

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Manufacturing (9.6%)
Caterpillar, Inc., 9.38%, 08/15/11	$500,000	$577,714
Chemtura Corp., 6.88%, 06/01/16	1,000,000	985,000
Cisco Systems, Inc., 5.50%, 02/22/16	1,000,000	1,005,454
Clark Equipment Co., 8.00%, 05/01/23	1,000,000	1,195,772
DaimlerChrysler AG, 7.30%, 01/15/12	1,000,000	1,078,261
Digital Equipment Corp., 7.75%, 04/01/23	825,000	901,883
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,271,944
Stora Enso Oyj, 7.25%, 04/15/36 (b)	1,000,000	1,026,502
Vale Overseas Ltd., 6.25%, 01/23/17	1,000,000	1,025,504

		9,068,034

Other Financial (11.8%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,153,834
Baxter Finco BV, 4.75%, 10/15/10	1,000,000	988,966
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	494,532
General Motors Acceptance Corp., 6.75%, 12/01/14 (c)	500,000	493,076
Highwoods Realty Ltd., 5.85%, 03/15/17 (b)	1,000,000	994,488
John Deere Capital Corp., 4.50%, 08/25/08	1,000,000	990,153
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	1,000,000	979,584
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,064,193
Oil Insurance Ltd., 7.56%, 12/29/49 (b)	1,000,000	1,049,730
OMX Timber Financial Investments LLC, Class A1, 5.42%, 01/29/20 (b)	1,000,000	972,700
Pemex Project Funding Master, 5.75%, 12/15/15	1,000,000	1,015,500
SLM Corp., 5.58%, 12/15/08 (a)	1,000,000	991,050

		11,187,806

Service Companies (2.3%)
MGM Mirage, Inc., 6.75%, 08/01/07	1,000,000	1,001,250
Tele-Communications, Inc., 9.80%, 02/01/12	1,000,000	1,185,717

		2,186,967

Telephones (2.1%)
U.S. West Communications, Inc., 6.88%, 09/15/33	1,000,000	975,000
Vodafone Group PLC, 6.15%, 02/27/37	1,000,000	985,912

		1,960,912

Transportation (4.7%)
America West Airlines, Series A, 6.85%, 07/02/09	173,690	174,776
Continental Airlines, Inc., Class A-2, Series 98-3, 6.32%, 11/01/08	1,000,000	1,005,000
Federal Express Corp., 7.63%, 01/01/15	1,000,000	1,090,100
Northwest Airlines, Inc., 6.84%, 04/01/11	1,000,000	1,000,000
United Airlines, 6.93%, 09/01/11	1,000,000	1,155,000

		4,424,876

Total Corporate Bonds (Cost $39,364,925)		40,573,032

Principal Only Bond (1.4%) (d)
U.S. Treasury Strips 4.99%, 08/15/20	2,500,000	1,308,777

Municipal Bonds (1.6%)
Iowa (1.1%)
Tobacco Settlement Authority, 6.50%, 06/01/23	985,000	985,286

Louisiana (0.5%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	501,864	502,085

Total Municipal Bonds (Cost $1,486,037)		1,487,371

2007 Semiannual Report 59

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations (21.1%)

	Shares or
	Principal Amount	Value

U.S. Government Sponsored & Agency Obligations (21.1%)
Federal Home Loan Mortgage Corp.,
3.50%, 07/01/18	$3,300,657	$3,068,123
Federal National Mortgage Association
7.31%, 09/01/07	3,220	3,266
7.30%, 05/25/10	3,000,000	3,184,849
6.62%, 06/01/16	1,858,536	2,027,539
5.00%, 04/01/19	958,314	945,588
5.50%, 05/25/23	2,000,000	2,005,408
U.S. Treasury Bonds,
5.50%, 08/15/28 (c)	3,500,000	3,780,819
U.S. Treasury N/ B,
4.63%, 02/29/12 (c)	750,000	753,398
U.S. Treasury Notes
4.13%, 08/15/08	1,000,000	991,523
4.88%, 05/31/11	1,000,000	1,013,477
4.88%, 07/31/11 (c)	1,000,000	1,013,750
4.50%, 11/30/11 (c)	550,000	549,785
4.63%, 02/15/17 (c)	650,000	649,695

Total U.S. Government Sponsored & Agency Obligations (Cost $19,372,985)		19,987,220

Yankee Dollar (0.4%)(d)
Foreign Governments (0.4%)
AID-Israel,
5.32%, 05/15/24	1,000,000	413,539

Commercial Paper (12.4%)
Diversified Financial Services (12.4%)
Countrywide Home Loans,
5.34%, 05/01/07	1,732,000	1,731,743
JP Morgan Chase & Co.,
5.30%, 05/01/07 (d)	4,000,000	4,000,000
K2 (U.S.) Funding,
5.30%, 05/01/07 (d)	1,951,000	1,950,713
Societe Generale North Americana,
5.31%, 05/01/07 (d)	4,000,000	4,000,000

Total Commercial Paper (Cost $11,683,000)		11,682,456

Securities Held as Collateral for Securities on Loan (2.1%)
Banc of America Securities LLC Repurchase Agreement,
5.32%, dated 04/30/07, due 05/01/07, repurchase price $1,977,006, collateralized by U.S. Government Agency Mortgages with a market value of $2,016,248	1,976,714	1,976,714

Total Investments
(Cost $93,502,602) (e) — 101.3%	95,784,305
Liabilities in excess of other assets — (1.3)%		(1,224,451)

NET ASSETS — 100.0%		$94,559,855

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	All or a part of the security was on loan as of April 30, 2007.

(d)	The rate reflected in the Statement of Investments is the effective yield as of April 30, 2007.

(e)	See notes to statements of investments for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

60 Semiannual Report 2007

Nationwide Enhanced Income Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Enhanced Income Fund (Class A at NAV) returned 2.28% versus 2.46% for its benchmark, which is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 79 funds as of April 30, 2007) was 2.40%.

Can you describe the market environment* during the reporting period?

U.S. consumer confidence declined during the reporting period as concerns about the weakening housing market started to weigh on consumers. The jobs market began to exhibit signs of weakness as non-farm payroll growth slowed from an average monthly pace of 177,000 new jobs created in the fourth quarter of 2006 to an average monthly rate of 129,000 new jobs for the first quarter in 2007. The unemployment rate hovered between 4.40% and 4.60% during the reporting period, and the growth of average hourly earnings (known as wage inflation) slowed to a 3.7% pace in April after rising as high as 4.3% in December 2006. Wholesale prices rose by 2.6% during the reporting period, but the rate was just 1.1% with the exclusion of food and energy.

On the retail level, prices rose by 1.2% overall and 0.9% excluding food and energy, indicating that businesses have not yet passed on rising costs to consumers. Nevertheless, the Federal Reserve Board’s preferred inflation gauge, the core Personal Consumption Expenditures (PCE) Index, remained above the Federal Reserve’s stated target level of 1% to 2%. Economic growth as measured by gross domestic product (GDP) slowed sharply during the first quarter of 2007 to a 1.3% annualized pace, down from 2.5% in the fourth quarter of 2006. The decline in GDP was attributed to slowing residential investment, a moderation in capital expenditures and a decline in inventory buildup. The Fed kept interest rates on hold during the period, weighing the offsetting risks of inflation remaining above the Fed’s target range and economic growth weakening amid fears of sub-prime mortgage contagion spreading throughout the economy. The federal funds rate remained unchanged

*	Sources for market environment data: Bloomberg; Lehman Brothers.

at 5.25% during all three Federal Open Market Committee meetings that took place during the reporting period. The yield to maturity on the Fund remained range-bound in the area of 5.30% to 5.40%, mirroring short-term rates, which were pegged by the federal funds rate.

What areas detracted from Fund performance?

The U.S. Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened during the reporting period from the 2-year note to the 10-year note, with the spread between the two issues shifting from -9.5 basis points (bps) on October 31, 2006, to 3 bps on April 30, 2007. The yield curve remained inverted at the shortest end, however, with money market rates out-yielding the 2-year note by more than 65 bps. This inversion detracted from the Fund’s performance relative to that of its blended benchmark, because issues maturing in less than one year continued to yield more than those maturing beyond one year. The Fund holds more securities maturing beyond one year than does its blended benchmark. We modestly shortened the duration of the Fund versus the blended benchmark during the reporting period because the yield curve remained inverted, which provided greater yield opportunities on shorter-maturity securities than longer ones. The Fund’s duration was 0.72 years at the beginning of the reporting period and 0.65 years at the end.

What areas of investment provided the most positive returns for the Fund?

Excess returns in the spread sectors for the Lehman Brothers Aggregate Index were positive in the less-than-2-year duration segment during the reporting period. Mortgage-backed securities (MBS) posted the best excess returns relative to comparable-duration Treasuries at 70 bps. Credit, at 26 bps, and commercial MBS, at 21 bps, posted the two next-best returns, while the asset-backed securities (ABS) sector posted excess returns of 12 bps. The U.S. Government Agency sector was the weakest performer at 5 bps during the reporting period but still outperformed Treasuries. The Fund’s overweight to spread product enhanced portfolio performance and allowed the Fund to closely match the return of the blended benchmark after fees, even with the yield curve inverted at the short end.

2007 Semiannual Report 61

Nationwide Large Cap Value Fund
Nationwide Enhanced
Income Fund (Continued)

What is your outlook for the near term?

We will look to bring the Fund’s duration to neutral versus that of the blended benchmark, because the Fed is expected to make interest-rate cuts, and the yield curve should steepen at the short end. We expect to continue to overweight high-quality spread sectors and underweight Treasuries and Agencies in order to garner a potential yield advantage over the blended benchmark, and we anticipate that we will add credit exposure because risk premiums have cheapened in this sector from historically tight valuations. Finally, we will seek to maintain a cash level of approximately 5% to handle liquidity needs and maximize yield.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

62 Semiannual Report 2007

Nationwide Enhanced Income Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	2.28%	4.61%	2.11%	2.56%	0.76%	0.72%
	w/SC3	-0.36%	1.91%	1.65%	2.25%

Class R [4,5]		2.09%	4.50%	2.04%	2.52%	1.19%	1.15%

Institutional Service Class [4]		2.28%	4.73%	2.18%	2.68%	0.74%	0.70%

Institutional Class[4]		2.41%	4.88%	2.43%	2.93%	0.49%	0.45%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index (b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 63

Nationwide Enhanced Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Nationwide Enhanced Income Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,019.28	$3.56	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.48	$3.56	0.71%

Class R	Actual		$1,000.00	$1,015.89	$5.06	1.01%
	Hypothetical	[1]	$1,000.00	$1,019.99	$5.07	1.01%

Institutional Service Class	Actual		$1,000.00	$1,019.33	$3.51	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.53	$3.51	0.70%

Institutional Class	Actual		$1,000.00	$1,021.87	$2.26	0.45%
	Hypothetical	[1]	$1,000.00	$1,022.77	$2.26	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

64 Semiannual Report 2007

Nationwide Enhanced Income Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Asset-Backed Securities	43.7%
Commercial Mortgage Backed Securities	18.4%
Corporate Bonds	12.3%
U.S. Government Sponsored & Agency Obligations	12.0%
Repurchase Agreements	10.0%
U.S. Treasury Notes	2.7%
Other assets in excess of liabilities	0.9%

100.0%

Top Industries

Auto Loans	18.5%
Credit Card Loans	12.1%
Diversified Financial Services	11.2%
Electric Utilities	5.3%
Mortgage-Backed	5.1%
Equipment Loans	2.7%
Electric Power	1.1%
Other	44.0%

100.0%

Top Holdings*

MBNA Corp., 5.63%, 11/30/07	2.2%
AIG SunAmerica Global Finance XII, 5.30%, 05/30/07	2.2%
Citibank Credit Card Issuance Trust, Series 04-A4, Class A4 3.20%, 08/24/09	2.2%
Goldman Sachs Group, Inc., 4.13%, 01/15/08	2.2%
Capital Auto Receivables Asset Trust, Series 2003-3, Class A4A 3.40%, 08/15/08	2.0%
Citibank Credit Card Issuance Trust, Series 2000-A3, Class A3 6.88%, 11/16/09	1.9%
Peco Energy Transition Trust, Series 1999-A, Class A7 6.13%, 03/01/09	1.9%
Household Automotive Trust, Series 2005-3, Class A3, 4.80%, 10/18/10	1.9%
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	1.9%
Chase Issuance Trust, Series 2004-A9, Class A9, 3.22%, 06/15/10	1.9%
Other	79.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 65

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities (43.7%)

	Principal
	Amount	Value

Auto Loans (18.5%)
Americredit Automobile Receivables Trust Series: 2003-
BX, Class A4A
2.72%, 01/06/10	$731,267	$727,166
Series 2005-CF, Class A3
4.47%, 05/06/10	2,366,986	2,359,272
BMW Vehicle Owner Trust, Series 2005-A, Class A3,
4.04%, 02/25/09	981,008	977,625
Capital Auto Receivables Asset Trust, Series 2003-3,
Class A4A,
3.40%, 08/15/08	3,317,000	3,309,495
Capital One Auto Finance Trust, Series 2005-D, Class A3,
4.81%, 03/15/10	2,600,000	2,593,597
Daimler Chrysler Auto Trust, Series 2005-B, Class A3,
4.04%, 09/08/09	2,330,199	2,317,911
DaimlerChrysler Auto Trust,
Series 2004-A, Class A4,
2.58%, 04/08/09	2,213,220	2,197,833
Ford Credit Auto Owner Trust, Series 2005-A, Class A3,
3.48%, 11/15/08	633,148	630,430
Honda Auto Receivables Owner Trust, Series 2004-3,
Class A3,
2.91%, 10/20/08	674,017	669,639
Household Automotive Trust, Series 2005-3, Class A3,
4.80%, 10/18/10	3,138,000	3,127,876
Nissan Auto Receivables Owner Trust Series 2004-B,
Class A3
3.35%, 05/15/08	452,423	451,120
Series 2006-B, Class A2
5.18%, 08/15/08	1,259,274	1,258,998
Onyx Acceptance Auto Trust, Series 2004-A, Class A4,
2.94%, 12/15/10	1,336,075	1,319,732
USAA Auto Owner Trust
Series 2005-3, Class A2
4.52%, 06/16/08	60,071	60,050
Series 2004-3, Class A3
3.16%, 02/17/09	765,152	762,234
Series 2006-2, Class A2
5.31%, 03/16/09	2,095,187	2,095,256
WFS Financial Owner Trust Series 2003-2, Class A4
2.41%, 12/20/10	867,267	865,924
Series 2005-2, Class A4
4.39%, 11/19/12	2,225,000	2,207,183
World Omni Auto Receivables Trust, Series 2004-A,
Class A3,
3.29%, 11/12/08	272,725	272,382
Capital One Auto Finance Trust, Series 2006-C, Class A3A,
5.07%, 07/15/11	2,241,000	2,239,058

		30,442,781

Credit Card Loans (12.1%)
Capital One Multi-Asset Execution Trust, Series 03-A4,
Class A4,
Series 03-C4, Class C4,
3.65%, 07/15/11	2,300,000	2,256,053
MBNA Credit Card Master Note Trust, Series 2005-A1
Class A1,
4.20%, 09/15/10	2,952,000	2,925,020
Chase Issuance Trust, Series 2004-A9, Class A9,
3.22%, 06/15/10	3,060,000	3,032,287
Citibank Credit Card Issuance Trust
Series 04-A4, Class A4
3.20%, 08/24/09	3,586,000	3,562,475
Series 2000-A3, Class A3
6.88%, 11/16/09	3,138,000	3,164,369
Bank One Issuance Trust, Series 2002-A3, Class A3,
Series 2002-A3, Class A3,
3.59%, 05/17/10	2,712,000	2,694,092
Bank One Issuance Trust,
Series 2003-A7, Class A7,
Series 2003-A7, Class A7,
3.35%, 03/15/11	2,241,000	2,196,912

		19,831,208

66 Semiannual Report 2007

Asset-Backed Securities (continued)

	Principal
	Amount	Value

Electric Utilities (5.3%)
Massachusetts RRB Special Purpose Trust, Series 1999-1,
Class A4,
6.91%, 09/15/09	$799,929	$804,100
Public Service New Hampshire Funding LLC, Series 2001-
1 Class A2,
5.73%, 11/01/10	1,750,763	1,756,808
Texas Electric Delivery Transition Bond Co. LLC,
Series 2004-1, Class A1,
3.52%, 11/15/11	3,004,074	2,949,840
Peco Energy Transition Trust, Series 1999-A, Class A7,
6.13%, 03/01/09	3,138,000	3,156,301

		8,667,049

Equipment Loans (2.7%)
MBNA Practice Solutions Owner Trust, Series 2005-2,
Class A2,
4.10%, 05/15/09 (a) (b)	1,564,667	1,557,377
Caterpillar Financial Asset Trust, Series 2004-A, Class A3,
3.13%, 01/26/09	453,334	451,934
CIT Equipment Collateral, Series 2006-VT1, Class A2,
5.13%, 03/20/08	1,268,619	1,267,981
John Deere Owner Trust, Series 2005-A, Class A3,
3.98%, 06/15/09	1,189,808	1,182,675

		4,459,967

Mortgage-Backed (5.1%)
Centex Home Equity, Series 2005-D, Class AF1,
5.04%, 10/25/35	66,019	65,777
Chase Funding Mortgage Loan
Series 2004-1, Class 1A3
2.98%, 04/25/26	32,452	32,306
Series 2003-6, Class 1A3
3.34%, 05/25/26	846,172	836,504
Series 2004-2, Class 1A3
4.21%, 09/25/26	227,710	226,072
Series 2003-3, Class 1A4
3.30%, 11/25/29	871,754	854,823
Countrywide Asset-Backed Certificates, Series 2005-7,
Class AF2,
4.37%, 11/25/35	1,928,470	1,913,395
Popular ABS Mortgage Pass-Through Trust
Series 2005-4, Class AF1(c)
5.46%, 09/25/35	447,630	447,736
Series 2005-5, Class AV2A(c)
5.45%, 11/25/35	709,487	709,643
Series 2005-D, Class AF1
5.36%, 01/25/36	849,683	845,633
Residential Asset Mortgage Products, Inc., Series 2003-
RS11, Class AI5,
5.00%, 03/25/31	136,394	135,766
Residential Funding Mortgage Securities I, Class A1,
Series 2003-S11, Class A1,
2.50%, 06/25/18	521,253	501,540
Residential Funding Mortgage Securities I, Series 2004-
HS1, Class AI3,
2.68%, 01/25/19	394,470	389,959
Citigroup Residential Mortgage Securities, Series 2006-A1,
Class A3-A4,
5.96%, 07/25/36	1,522,214	1,520,508
		8,479,662

Total Asset-Backed Securities (Cost $71,914,008)		71,880,667

Commercial Mortgage Backed Securities (18.4%)
Asset Securitization Corp., Series: 1996-D3, Class A1C,
7.40%, 10/13/26	321,909	330,691
Banc of America Commercial Mortgage, Inc.
Series: 2005-1, Class A1
4.36%, 11/10/42	875,497	871,387
Series: 2005-1, Class A2
4.64%, 11/10/42	1,793,000	1,780,860
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2001-TOP2, Class A1,
6.08%, 02/15/35	338,743	342,233
Citigroup Commercial Mortgage Trust, Series 2004-C2,
Class A1,
3.79%, 10/15/41	2,392,792	2,349,199

2007 Semiannual Report 67

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal
	Amount	Value

Commercial Mortgage Pass-Through Certification,
Series 1999-1, Class A2,
6.46%, 05/15/32	$2,154,898	$2,173,316
CS First Boston Mortgage Securities Corp., Series 2003-C3,
Class A1,
2.08%, 05/15/38	1,595,931	1,565,440
GE Capital Commercial Mortgage Corp., Series 2003-C1,
Class A1,
3.09%, 01/10/38	2,158,098	2,126,203
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-PNCI, Class A1,
2.80%, 06/12/41	1,881,919	1,839,928
LB-UBS Commercial Mortgage Trust
Series: 2000-C5, Class A1
6.41%, 12/15/19	2,167,152	2,175,463
Series: 2001-C7, Class A2
5.53%, 12/15/25	1,074,433	1,074,356
Series 2002-C1, Class A2
5.97%, 03/15/26	1,078,388	1,081,884
Series 2002-C2, Class A2
4.90%, 06/15/26	2,305,489	2,295,012
Series: 2002-C7, Class A1
3.17%, 12/15/26	128,205	127,319
Series 2002-C7, Class A2
3.90%, 12/15/26	1,809,000	1,792,342
Series 2003-C1, Class A1
2.72%, 03/15/27	1,551,282	1,525,806
Series 2003-C5, Class A2
3.48%, 07/15/27	2,241,000	2,192,790
Morgan Stanley Dean Witter Capital I
Series 2001-TOP1, Class A3
6.46%, 02/15/33	235,836	236,447
Series: 2001-TOP5, Class A2
5.90%, 10/15/35	335,205	334,865
Series 2003-T11, Class A1
3.26%, 06/13/41	577,096	566,660
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1B,
6.59%, 03/15/30	3,046,036	3,066,197
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2 Class A1,
3.00%, 11/15/34	401,951	400,352

Total Commercial Mortgage Backed Securities (Cost $30,328,434)		30,248,750

Corporate Bonds (12.3%)
Diversified Financial Services (11.2%)
Wachovia Corporation,
3.50%, 08/15/08	2,500,000	2,442,100
General Electric Capital Corp.,
3.45%, 07/16/07	2,690,000	2,680,079
AIG SunAmerica Global Finance XII,
5.30%, 05/30/07 (a) (b)	3,586,000	3,585,570
Goldman Sachs Group, Inc.,
4.13%, 01/15/08	3,586,000	3,557,427
Lehman Brothers Holdings, Inc.,
3.50%, 08/07/08	2,500,000	2,443,317
MBNA Corp.,
5.63%, 11/30/07	3,631,000	3,637,420

		18,345,913

Electric Power (1.1%)
Alabama Power Company,
3.50%, 11/15/07	1,869,000	1,851,039

Total Corporate Bonds (Cost $20,207,234)		20,196,952

U.S. Government Sponsored & Agency Obligations (12.0%)
Agency Wrapped, Series: T-50, Class A7,
3.55%, 10/27/31	897,000	875,799
Federal Home Loan Mortgage Corp.
0.00%, 08/31/07 - 10/15/07 (d)	5,380,000	5,270,673
Pool #E00678
6.50%, 06/01/14	73,151	74,975
Pool #E00991
6.00%, 07/01/16	92,404	94,047
Series 2611, Class KC
3.50%, 01/15/17	581,489	562,262
Series 2664, Class GA
4.50%, 01/15/18	618,542	609,942
Series 2613, Class PA
3.25%, 05/15/18	644,354	604,546
Series 2682, Class XK
3.00%, 06/15/18 - 01/15/21	1,474,557	1,442,928
Series 2928, Class NA
5.00%, 11/15/19	1,481,541	1,476,034
Series 2726, Class AC
3.75%, 09/15/22	411,072	408,368
Federal National Mortgage Association
5.26%, 09/28/07 (d)	2,690,000	2,627,491
6.50%, 02/01/09	29,399	29,547

68 Semiannual Report 2007

U.S. Government Sponsored & Agency Obligations (continued)

	Principal
	Amount	Value

Pool #625178
5.50%, 04/01/09 - 02/01/17	$721,802	$725,101
Series: 2003-14, Class AN
3.50%, 05/25/14 - 03/25/33	1,427,554	1,388,568
Pool #545415
6.00%, 06/01/16 - 01/01/17	444,900	452,679
Series 2003-57, Class NB
3.00%, 06/25/18	536,114	504,812
Series 2003-75, Class NB
3.25%, 08/25/18	424,254	408,431
Government National Mortgage Association, Series 2004-
103, Class A,
3.88%, 12/16/19	2,232,241	2,188,807

Total U.S. Government Sponsored & Agency Obligations (Cost $19,942,479)		19,745,010

U.S. Treasury Notes (2.7%)
US Treasuries
4.88%, 08/31/08	2,241,000	2,242,226
4.63%, 09/30/08	2,241,000	2,236,361

Total U.S. Treasury Notes (Cost $4,481,247)		4,478,587

Repurchase Agreements (10.0%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $16,445,384, collateralized by U.S. Government Agency Mortgages with a market value of $16,771,916	16,443,055	16,443,055

Total Investments (Cost $163,316,457) (e) — 99.1%		162,993,021
Other assets in excess of liabilities — 0.9%		1,441,571

NET ASSETS — 100.0%		$164,434,592

(a)	Illiquid security.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

(d)	The rate reflected in the Statement of Investments is the effective yield as of April 30, 2007.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 69

Nationwide Government Bond Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Government Bond Fund (Class A at NAV) returned 2.40% versus 2.26% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds (consisting of 82 funds as of April 30, 2007) was 2.29%.

Can you describe the market environment during the reporting period?

The reporting period saw interest rates largely unchanged. The economy slowed due to deteriorating housing fundamentals and the effect of higher interest rates on one side, with still-strong job growth and wage gains on the other as an offset. The combined effect left market participants reacting to each release of economic numbers, and the mixed nature of these releases resulted in interest rates trading in a narrow range.

What areas of investment provided the most positive returns for the Fund?

The range-bound nature of the market resulted in decreased volatility, which enabled MBS (mortgage-backed securities) to perform well. When interest rates are range-bound, the value of the option embedded in MBS that allows homeowners to prepay their mortgages is reduced; the additional yield over Treasury notes added to Fund performance. The same is true for callable Agencies, because the issuer has no incentive to call the bond. Additional performance from TIPS (Treasury Inflation-Protected Securities) and Agency non-callable bonds aided Fund performance during the reporting period.

What is your outlook for the near term?

Since the Federal Reserve Board paused in its tightening campaign, interest rates have fallen somewhat but are expected to be range-bound during the next three months. This environment should continue to be positive for spread product; the Fund will emphasize MBS and callable Agencies at the expense of Treasury holdings. The Federal Reserve is expected to lower rates in the second half of 2007; the Fund will begin to be positioned with an increase in intermediate holdings, which should benefit in the near-term environment.

Portfolio Manager:

Gary R. Hunt, CFA

70 Semiannual Report 2007

Nationwide Government Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	2.40%	6.72%	4.26%	5.72%	1.09%
	w/SC3	-1.93%	2.22%	3.36%	5.26%

Class B4	w/o SC2	2.09%	6.07%	3.68%	5.17%	1.72%
	w/SC5	-2.91%	1.07%	3.34%	5.17%

Class C6	w/o SC2	2.09%	6.19%	3.68%	5.36%	1.72%
	w/SC7	1.09%	5.19%	3.68%	5.36%

Class D8	w/o SC2	2.64%	7.14%	4.56%	5.97%	0.79%
	w/SC9	-1.98%	2.32%	3.60%	5.48%

Class R [1,10]		2.17%	6.58%	4.23%	5.81%	1.42%

Class X1	w/o SC2	2.17%	6.24%	3.78%	5.22%	1.57%
	w/SC5	-2.83%	1.24%	3.44%	5.22%

Class Y1	w/o SC2	2.17%	6.24%	3.78%	5.41%	1.57%
	w/SC7	1.17%	5.24%	3.78%	5.41%

Institutional Class [1,10]		2.53%	7.11%	4.58%	5.99%	0.72%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchased.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

2007 Semiannual Report 71

Nationwide Government Bond Fund
Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72 Semiannual Report 2007

Nationwide Government Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses
			Account Value	Account Value	Paid	Annualized
Nationwide Government Bond Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,024.00	$5.37	1.07%
	Hypothetical	[1]	$1,000.00	$1,019.69	$5.37	1.07%

Class B	Actual		$1,000.00	$1,020.90	$8.42	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.67	$8.44	1.68%

Class C	Actual		$1,000.00	$1,020.90	$8.47	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.62	$8.49	1.69%

Class D	Actual		$1,000.00	$1,026.40	$3.87	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.18	$3.87	0.77%

Class R	Actual		$1,000.00	$1,021.70	$7.22	1.44%
	Hypothetical	[1]	$1,000.00	$1,017.86	$7.23	1.44%

Class X	Actual		$1,000.00	$1,021.70	$7.72	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Class Y	Actual		$1,000.00	$1,021.70	$7.72	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Institutional Class	Actual		$1,000.00	$1,025.30	$3.46	0.69%
	Hypothetical	[1]	$1,000.00	$1,021.58	$3.46	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 73

Nationwide Government Bond Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Sponsored & Agency Obligations	86.7%
Repurchase Agreements	11.2%
Sovereign Agency	1.7%
Other assets in excess of liabilities	0.4%

100.0%

Top Holdings*

Federal National Mortgage Association, 5.23%, 01/29/10	12.5%
Federal Home Loan Mortgage Corporation, Series 2594, Class TD, 5.00%, 12/15/27	6.9%
Federal National Mortgage Association, Pool #745769, 5.55%, 07/01/36	6.8%
Federal National Mortgage Association, Pool #773298, 4.88%, 04/01/35	6.3%
Federal National Mortgage Association, Pool #813605, 5.51%, 07/01/36	5.9%
Federal National Mortgage Association, 8.20%, 03/10/16	5.1%
Federal National Mortgage Association, Pool #380082, 6.35%, 03/01/16	3.4%
Federal National Mortgage Association, Pool #873942, 5.87%, 09/01/11	3.4%
Federal Home Loan Mortgage Corporation, Series 2960, Class BL, 5.00%, 02/15/23	3.2%
Federal National Mortgage Association, 4.50%, 12/18/17	2.9%
Other	43.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

74 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Government Bond Fund

U.S. Government Sponsored & Agency Obligations (86.7%)

	Shares or
	Principal
	Amount	Value

Federal Farm Credit Bank, 4.70%, 08/10/15	$2,480,000	$2,440,062
Federal Home Loan Bank, 5.99%, 04/15/13	1,500,000	1,585,650
Federal Home Loan Mortgage Corporation 5.50%, 11/15/20 - 01/15/22	4,500,000	4,532,897
5.00%, 02/15/23 - 10/15/28	15,390,435	15,204,941
6.50%, 03/15/24 - 03/15/31	2,212,307	2,290,213
Federal National Mortgage Association
5.23%, 01/29/10	15,000,000	15,056,430
5.87%, 09/01/11	4,023,946	4,094,553
6.30%, 04/01/14	988,800	1,047,603
7.90%, 08/01/15	1,538,138	1,755,035
7.11%, 10/01/15	2,363,215	2,485,000
6.35%, 03/01/16	3,905,498	4,131,011
8.20%, 03/10/16	5,000,000	6,150,595
5.50%, 04/25/16 - 09/25/24	4,989,408	5,007,065
6.68%, 05/01/16	1,691,901	1,762,924
4.50%, 12/18/17	3,748,000	3,525,496
9.25%, 10/25/18	15,223	16,393
8.50%, 01/25/20	41,561	44,652
7.50%, 02/25/23	173,052	182,247
6.00%, 12/25/23 - 10/25/32	3,257,276	3,307,824
4.79%, 08/01/28	1,852,317	1,784,028
3.50%, 11/25/32	3,051,135	2,851,972
6.27%, 02/25/35	2,500,000	2,559,640
4.88%, 04/01/35	7,630,094	7,610,304
5.51%, 07/01/36	7,053,281	7,091,415
5.55%, 07/01/36	8,178,606	8,267,347

Total U.S. Government Sponsored & Agency Obligations (Cost $103,848,968)		104,785,297

Sovereign Agency (1.7%)

	Shares or
	Principal
	Amount	Value

AID — Israel, 6.80%, 02/15/12, Series 3-D	2,000,000	2,107,342

Repurchase Agreements (11.2%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $13,505,494, collateralized by U.S. Government Agency Mortgages with a market value of $13,773,696	13,503,623	13,503,623

Total Investments (Cost $119,473,579) (a) — 99.6%		120,396,262
Other assets in excess of liabilities — 0.4%		471,810

NET ASSETS — 100.0%		$120,868,072

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 75

Nationwide Short Duration Bond Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 2.28% versus 2.30% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds (consisting of 246 funds as of April 30, 2007) was 2.41%.

Can you describe the market environment* during the reporting period?

U.S. consumer confidence declined during the reporting period as concerns about the weakening housing market started to weigh on consumers. The job market began to exhibit signs of weakness as non-farm payroll growth slowed from an average monthly pace of 177,000 new jobs created in the fourth quarter of 2006 to an average of 129,000 new jobs in 2007. The unemployment rate hovered between 4.40% and 4.60% during the period, and the growth of average hourly earnings (known as wage inflation) slowed to a 3.7% pace in April after rising as high as 4.3% in December 2006. Wholesale prices rose by 2.6% during the reporting period, but the rate was just 1.1% with the exclusion of food and energy.

On the retail level, prices rose by 1.2% overall and 0.9% excluding food and energy, indicating that businesses have not yet passed on rising costs to consumers. Nevertheless, the Federal Reserve Board’s preferred inflation gauge, the core Personal Consumption Expenditures (PCE) Index, remained above the Federal Reserve’s stated target level of 1% to 2%. Economic (GDP) growth slowed sharply during the first quarter of 2007 to a 0.6% annualized pace, down from 2.5% in the fourth quarter of 2006. The decline in gross domestic product was attributed to slowing residential investment, a moderation in capital expenditures and a decline in inventory buildup. The Fed kept interest rates on hold during the period, weighing the offsetting risks of inflation remaining above the Fed’s target range and economic growth weakening amid fears of sub-prime mortgage contagion spreading throughout the economy. The federal funds rate remained unchanged at 5.25% during all three Federal Open Market Committee meetings that took place during the reporting period. The

*	Sources for market environment data: Bloomberg and Lehman Brothers.

U.S. Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened during the reporting period from the 2-year note to the 10-year note, with the spread between the two issues shifting from -9.5 basis points (bps) on October 31, 2006, to 3 bps on April 30, 2007. The yield curve remained inverted at the shortest end, however, with money market rates out-yielding the 2-year note by more than 65 bps.

What areas detracted from Fund performance?

While we maintained the Fund’s duration within a fairly tight band in relation to the duration of the Index, the Fund’s slightly shorter-than-Index duration had a negative impact because short-dated maturity rates fell during the reporting period. The yield curve steepened modestly during the period, and this move was slightly negative for the Fund because the Fund has greater exposure to longer-dated maturities.

What areas of investment provided the most positive returns for the Fund?

Excess returns in the spread sectors were positive during the reporting period: The residential mortgage-backed securities (MBS) sector was the strongest performer, followed by the credit sector, the commercial MBS sector, the asset-backed securities (ABS) sector and the U.S. Government Agency sector. The strong performance in the spread sectors also was positive for Fund performance, because the Fund maintained an overweight relative to the Index in ABS, residential MBS, commercial MBS and corporate securities.

What is your outlook for the near term?

Looking ahead, we hope to maintain near-Index duration, because the Fed is expected to cut interest rates, and the yield curve should steepen. We expect to continue to overweight high-quality spread sectors in order to capture the potential incremental yield advantage over the Index. We may add to credit exposure, because this sector is beginning to offer greater relative value as spreads have widened from historical tight levels. We also may maintain a cash level of between 4% and 6%, because cash flows continue to be negative.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

76 Semiannual Report 2007

Nationwide Short Duration Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A2	w/o SC3	2.28%	4.96%	2.92%	3.84%	0.81%	0.80%
	w/SC4	-0.05%	2.55%	2.29%	3.45%

Class C6	w/o SC3	2.02%	4.44%	2.72%	3.71%	1.31%	1.30%
	w/SC7	1.27%	3.69%	2.72%	3.71%

Institutional Class Shares [5]		2.40%	5.22%	3.24%	4.20%	0.56%	0.55%

Service Class Shares[5]		2.16%	4.79%	2.86%	3.80%	0.89%	0.88%

IRA Shares [5]		2.27%	4.87%	2.85%	3.80%	0.94%	0.93%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[7]	A CDSC of 0.75% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Nationwide Short Duration Bond Fund Service Class, Merrill Lynch 1-3 Year Treasury Index(b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 77

Nationwide Short Duration Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses
			Account Value,	Account Value,	Paid	Annualized
Nationwide Short Duration Bond Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,022.80	$3.36	0.67%
	Hypothetical	[1]	$1,000.00	$1,021.68	$3.36	0.67%

Class C	Actual		$1,000.00	$1,020.20	$5.86	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.20	$5.87	1.17%

Service Class	Actual		$1,000.00	$1,021.60	$4.56	0.91%
	Hypothetical	[1]	$1,000.00	$1,020.49	$4.57	0.91%

Institutional Class	Actual		$1,000.00	$1,024.00	$2.11	0.42%
	Hypothetical	[1]	$1,000.00	$1,022.92	$2.11	0.42%

IRA Class	Actual		$1,000.00	$1,022.70	$3.41	0.68%
	Hypothetical	[1]	$1,000.00	$1,021.63	$3.41	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

78 Semiannual Report 2007

Nationwide Short Duration Bond Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Treasury Notes	27.8%
U.S. Government Sponsored Mortgage-Backed Obligations	21.8%
Commercial Mortgage Backed Securities	20.4%
Asset-Backed Securities	10.0%
U.S. Government Sponsored & Agency Obligations	8.2%
Corporate Bonds	6.4%
Repurchase Agreements	4.9%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries

Diversified Financial Services	8.1%
Consumer Finance	6.5%
Automobiles	1.8%
Other	83.6%

100.0%

Top Holdings*

U.S. Treasury Notes, 4.75%, 02/15/10	14.2%
U.S. Treasury Notes, 4.13%, 08/15/08	8.2%
U.S. Treasury Notes, 4.88%, 08/15/09	6.5%
Federal National Mortgage Association, Series 2004-9, Class YJ, 4.00%, 10/25/13	4.8%
U.S. Treasury Notes, 4.88%, 05/15/09	4.7%
Federal National Mortgage Association, Series 2004-80, Class LG, 4.00%, 10/25/16	4.4%
Federal Home Loan Mortgage Corporation, Series 2870, Class BC, 4.50%, 07/15/14	3.5%
Province of Ontario, 3.38%, 01/15/08	3.5%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	3.5%
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	3.3%
Other	43.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 79

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities (10.0%)

	Principal
	Amount	Value

Automobiles (1.8%)
Americredit Automobile Receivables Trust, Series 2005-CF,
Class A4,
4.63%, 06/06/12	$1,500,000	$1,490,420

Consumer Finance (6.5%)
CitiFinancial Mortgage Securities, Inc., Series 2003-4,
Class AF4,
4.43%, 10/25/33	3,000,000	2,952,644
Equity One, Inc., Series 2004-3, Class AF3,
4.27%, 07/25/34	242,388	241,503
Residential Asset Mortgage Products, Inc., Series 2003-
KS10, Class AI4,
4.47%, 03/25/32	2,380,661	2,350,855

		5,545,002

Diversified Financial Services (1.7%)
Federal Home Loan Mortgage Corporation, Series T-50,
Class A6,
3.61%, 09/27/12	1,456,357	1,422,817

Total Asset-Backed Securities (Cost $8,590,702)		8,458,239

Commercial Mortgage Backed Securities (20.4%)
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2001-TOP4, Class A1
5.06%, 11/15/16	1,542,459	1,535,209
Series 2001-TOP2, Class A1 6.08%, 02/15/35	881,488	890,569
Citigroup/ Deutsche Bank Commercial Mortgage,
Series 2007-CD4, Class A1,
4.98%, 12/11/49	993,028	987,699
CS First Boston Mortgage Securities Corp., Series 2000-C1,
Class A1,
7.33%, 04/15/62	1,320,190	1,336,720
Goldman Sachs Mortgage Corporation, Series 2006-GG6,
Class A2,
5.51%, 04/10/38	1,000,000	1,010,547
LB-UBS Commercial Mortgage Trust Series 2005-C5,
Class A2
4.89%, 09/15/30	2,000,000	1,988,165
Series 2007-C1, Class A1(a) 5.39%, 02/15/40	971,202	976,550
Merrill Lynch Mortgage, Series 2006-3, Class A1,
4.71%, 07/12/46 (a)	1,398,347	1,381,725
Morgan Stanley Dean Witter Capital I Series 1998-WFS,
Class A2
6.54%, 07/15/30	1,684,983	1,695,290
Series 2001-TOP1, Class A3 6.46%, 02/15/33	420,835	421,926
Series 2001-TOP3, Class A2 6.01%, 07/15/33	953,677	954,205
Nomura Asset Securities Corp., Series 1998-D6, Class A1B,
6.59%, 03/15/30	2,790,744	2,809,215
Wachovia Commercial Mortgage Trust 2005-C17 A2,
Series 2005-C17, Class A2,
4.78%, 03/15/42	1,380,000	1,365,686

Total Commercial Mortgage Backed Securities (Cost $17,690,656)		17,353,506

Corporate Bonds (6.4%)
Diversified Financial Services (6.4%)
Household Finance Corporation, 5.88%, 02/01/09	1,500,000	1,517,205
Lehman Brothers Holdings, 4.00%, 01/22/08	1,000,000	989,300
Province of Ontario, 3.38%, 01/15/08	3,000,000	2,960,910

Total Corporate Bonds (Cost $5,512,681)		5,467,415

U.S. Government Sponsored & Agency Obligation (8.2%)
U.S. Treasury Notes, 4.13%, 08/15/08	7,000,000	6,940,640

80 Semiannual Report 2007

U.S. Government Sponsored Mortgage-Backed Obligations (21.8%)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corporation Series 2870, Class BC 4.50%, 07/15/14	$3,000,000	$2,973,077
Series 2626, Class UN 4.00%, 05/15/16 - 08/15/29	3,099,818	3,035,286
Federal National Mortgage Association Series 2004-79, Class VE 4.50%, 08/25/10	1,499,127	1,481,603
Series 2004-80, Class LG 4.00%, 10/25/13 - 10/25/16	7,879,592	7,749,000
Government National Mortgage Association Series 2004-76, Class QA 4.00%, 01/20/34	1,666,973	1,597,904
Series 2004-22, Class BK 3.47%, 04/20/34	1,696,564	1,642,121

Total U.S. Government Sponsored Mortgage-Backed Obligations (Cost $18,915,293)		18,478,991

U.S. Treasury Notes (27.8%)

	Principal
	Amount	Value

U.S. Treasury Notes 5.00%, 07/31/08	2,000,000	2,004,060
4.88%, 05/15/09 - 08/15/09	9,500,000	9,556,395
4.75%, 02/15/10	12,000,000	12,066,600

Total U.S. Treasury Notes (Cost $23,551,057)		23,627,055

Repurchase Agreements (4.9%)(a)

	Principal
	Amount	Value

Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $4,169,241, collateralized by U.S. Government Agency Mortgages with a market value of $4,252,023	$4,168,650	$4,168,650

Total Investments (Cost $85,451,771) (b) — 99.5%		84,494,496
Other assets in excess of liabilities — 0.5%		450,954

NET ASSETS — 100.0%		$84,945,450

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 81

Nationwide Tax-Free Income Fund

How has the Fund performed during the six-month period ended April 30, 2007?
For the semiannual period ended April 30, 2007, the Nationwide Tax-Free Income Fund (Class A at NAV) returned 1.18% versus 1.59% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 246 funds as of April 30, 2007) was 1.32%.

Can you describe the market environment during the reporting period?

For the reporting period, issuance of municipal bonds increased, with issuers selling $224.5 billion of municipal bonds (up 32% from the same period in 2006). The increase in supply was driven by a 71.6% surge in refunding activity for the first quarter of 2007. The primary factors responsible for the spike in refunding have been record-low long-term yields, narrow spreads, and increased acceptance and utilization of interest-rate swaps in new money and refunding issuance. Supply is on pace to eclipse the previous annual record of $408 billion issued in 2005. The increasing supply has placed upward pressure on yield levels. Demand, however, has remained constant. On the U.S. economic front, the rate of GDP growth slowed considerably during the reporting period, limited by continued weakness in the housing market. Consequently, the Federal Reserve Board continued to signal that it is more willing to tolerate slower growth than higher inflation. The Federal Reserve left interest rates unchanged at 5.25% during the reporting period. Inflation continues to run high relative to the Fed’s preferred target range; historically, inflation erodes the value of bonds.

What areas detracted from Fund performance?

The sector that contributed most to the Fund’s underperformance was the pre-refunded sector. These bonds were purchased as long-term investments, but, due to declining interest rates, issuers have refunded these bonds to their first-call dates. Thus, new bonds are issued, and their proceeds are used to purchase U.S. Government securities that are held in escrow to satisfy the debt service of the older bonds that are to be retired at their first-call date. The process reduces the duration of the bonds (their price sensitivity to interest-rate movements). The pre-refunded sector made up more than 38% of the Fund. These bonds are currently being invested in longer-dated assets. The Fund’s defensive position contributed to the Fund’s underperformance of its Index and peer group.

What areas of investment provided the most positive relative returns for the Fund?

According the benchmark Index, investors who locked in long-duration bonds maturing in 22 or more years received the greatest return of 1.98%. Intermediate-duration bonds maturing in 10 years received a return of 1.39%, while short-duration bonds maturing in 5 years returned 1.30%. As for the Fund, bond holdings maturing between 15-19 yrs provided the largest relative gross return of 1.87%. The fund has a 23.5% weighting in this range. The duration of the Fund is 5.00 years, which is shorter than the 5.40 years duration of the Index.

What is your outlook for the near term?

The outlook for the asset class is good. Demand for municipal bonds has remained constant, while supply is expected to remain close to 2006 levels. Credit spreads are expected to remain narrow, and the yield curve should continue to flatten. Locking in longer-term municipal bonds should continue to aid Fund performance.

The Fund’s strategy is to continue to monitor market developments and to use any opportunity to redeploy assets further out on the yield curve to bring asset allocation better in line with that of the benchmark. Any new money will be used to purchase longer-term municipal bonds, as long as the Fund is compensated for the risk.

Portfolio Manager:

Alpha Benson

82 Semiannual Report 2007

Nationwide Tax-Free Income Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	1.18%	4.29%	4.39%	4.88%	0.95%
	w/SC3	-3.16%	-0.13%	3.48%	4.43%

Class B4	w/o SC2	0.71%	3.52%	3.61%	4.26%	1.70%
	w/SC5	-4.23%	-1.47%	3.26%	4.26%

Class C6	w/o SC2	0.71%	3.53%	3.63%	4.43%	1.70%
	w/SC7	-0.28%	2.53%	3.63%	4.43%

Class D8	w/o SC2	1.30%	4.65%	4.65%	5.12%	0.70%
	w/SC9	-3.22%	-0.06%	3.70%	4.64%

Class X1	w/o SC2	0.88%	3.68%	3.75%	4.33%	1.55%
	w/SC5	-4.07%	-1.32%	3.40%	4.33%

Class Y1	w/o SC2	0.88%	3.69%	3.74%	4.49%	1.55%
	w/SC7	-0.11%	2.69%	3.74%	4.49%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the 4 creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

2007 Semiannual Report 83

Nationwide Tax-Free Income Fund
Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

84 Semiannual Report 2007

Nationwide Tax-Free Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Nationwide Tax Free Income Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,011.80	$4.59	0.92%
	Hypothetical	[1]	$1,000.00	$1,020.44	$4.62	0.92%

Class B	Actual		$1,000.00	$1,007.10	$8.26	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.77	$8.33	1.66%

Class C	Actual		$1,000.00	$1,007.10	$8.26	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.77	$8.33	1.66%

Class D	Actual		$1,000.00	$1,013.00	$3.29	0.66%
	Hypothetical	[1]	$1,000.00	$1,021.73	$3.31	0.66%

Class X	Actual		$1,000.00	$1,008.80	$7.52	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.51	$7.58	1.51%

Class Y	Actual		$1,000.00	$1,008.80	$7.57	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.46	$7.63	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 85

Nationwide Tax-Free Income Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Municipal Bonds	101.5%
Liabilities in excess of other assets	-1.5%

100.0%

Top States

Illinois	13.6%
Texas	13.4%
New Jersey	6.7%
South Carolina	6.6%
Alabama	6.1%
Indiana	5.2%
Michigan	5.0%
Georgia	4.5%
Massachusetts	4.2%
Tennessee	3.6%
Other	31.1%

100.0%

Top Holdings

Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	4.5%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	4.2%
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series D, 5.00%, 06/15/19	3.8%
California State General Obligation Unlimited Tax Bonds, 5.00%, 03/01/21	3.5%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/24	3.1%
Omaha Convention Center General Obligation Unlimited Tax Bonds, 5.25%, 04/01/26	3.0%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/24	2.9%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	2.7%
Greenwood Fifty School Facilities, Inc. Revenue Bonds, 5.00%, 12/01/20	2.6%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	2.5%
Other	67.2%

100.0%

86 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Tax-Free Income Fund

Municipal Bonds (101.5%)

	Principal Amount	Value

Alabama (6.1%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds 5.75%, 12/01/15	$1,500,000	$1,603,800
5.50%, 12/01/21	4,000,000	4,150,920
Auburn University Alabama General Fee, 5.50%, 06/01/18	1,685,000	1,789,588
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, SERIES A WT, 4.75%, 01/01/29	1,750,000	1,760,762

		9,305,070

Arizona (1.3%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 01/01/29	1,800,000	1,904,688

California (3.5%)
California State General Obligation Unlimited Tax Bonds, 5.00%, 03/01/21	5,000,000	5,307,400

District of Columbia (1.7%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 06/01/29	1,775,000	1,846,639
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 06/01/29	725,000	758,009

		2,604,648

Florida (3.0%)
Florida State Board of Education Capital Outlay (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,117,316
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/18	3,000,000	3,423,720

		4,541,036

Georgia (4.5%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 01/01/26	1,000,000	1,055,540
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 06/01/28	1,000,000	1,061,930
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, SERIES-V 6.60%, 01/01/18	55,000	63,515
6.60%, 01/01/18	465,000	555,884
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, SERIES-V, 6.60%, 01/01/18	2,230,000	2,607,539
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,534,005

		6,878,413

Illinois (13.6%)
Chicago Illinois Prerefunded Project General Obligation Limited, Series A, 5.38%, 01/01/24	1,995,000	2,067,997
Chicago Illinois Unrefunded Project General Obligation Limited, Series A, 5.38%, 01/01/24	935,000	964,770
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/ Sunbelt Obligation) 5.50%, 11/15/20	1,750,000	1,839,688
5.65%, 11/15/24	3,000,000	3,164,550
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	3,425,000	3,604,847
Illinois State Refunding General Obligation, 5.00%, 01/01/21	2,000,000	2,188,940
Illinois State Toll Highway Authority Revenue Bonds, 5.00%, 01/01/27	2,000,000	2,123,660

2007 Semiannual Report 87

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Tax-Free Income Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/24	$4,500,000	$4,715,640

		20,670,092

Indiana (5.2%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 07/01/20	1,000,000	1,083,410
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	5,335,000	6,731,490

		7,814,900

Kansas (1.1%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 11/15/19	1,500,000	1,624,455

Louisiana (1.2%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 05/15/39	1,750,000	1,875,685

Massachusetts (4.2%)
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 11/01/15	1,500,000	1,676,715
Massachusetts State Consumer Loan General Obligation Limited, Series D 5.50%, 10/01/16	1,000,000	1,124,150
SERIES D 5.50%, 08/01/19	1,000,000	1,140,910
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 10/01/18	2,000,000	2,272,620
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/21	95,000	101,451

		6,315,846

Michigan (5.0%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	3,500,000	3,799,390
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 11/15/24	1,500,000	1,594,845
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 11/15/18	2,000,000	2,116,980

		7,511,215

Minnesota (1.0%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 02/01/18	1,500,000	1,550,880

Missouri (1.3%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,534,100
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 07/01/14	365,000	365,318

		1,899,418

Nebraska (3.0%)
Omaha Convention Center General Obligation Unlimited Tax Bonds, 5.25%, 04/01/26	4,000,000	4,578,200

Nevada (0.8%)
University of Nevada Community College Revenue Bonds, 5.38%, 07/01/20	1,200,000	1,260,108

New Jersey (6.7%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,139,910

88 Semiannual Report 2007

Municipal Bonds (continued)

	Principal Amount	Value

New Jersey (continued)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 12/15/15	$2,000,000	$2,194,380
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series D, 5.00%, 06/15/19	5,250,000	5,690,055
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	790,000	915,792
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	55,000	63,755
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 01/01/16	155,000	176,436

		10,180,328

New Mexico (1.0%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 10/01/26	1,500,000	1,553,460

New York (3.4%)
New York City Trans Fin Auth, SERIES S-2, 4.50%, 01/15/31	3,000,000	3,006,840
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, SERIES E, 6.00%, 04/01/14	1,000,000	1,114,470
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds 5.75%, 11/15/19	795,000	850,825
5.75%, 11/15/19	205,000	219,395

		5,191,530

North Carolina (2.5%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, SERIES AA, 6.25%, 03/01/17	550,000	552,392
North Carolina Med Care Commission Hospital Revenue Bonds, (Gaston Health Care), Unrefunded, 5.00%, 02/15/29	1,230,000	1,239,754
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 10/01/26	2,000,000	2,028,840

		3,820,986

Ohio (2.5%)
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 12/01/19	1,000,000	1,053,950
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 04/01/18	2,500,000	2,731,700

		3,785,650

Puerto Rico (2.1%)
Puerto Rico Electric Power Authority Revenue, 5.00%, 07/01/32	3,000,000	3,153,570

South Carolina (6.6%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,792,317
Greenwood Fifty School Facilities, Inc. Revenue Bonds, 5.00%, 12/01/20	3,805,000	4,056,016
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 01/01/22	1,000,000	1,055,540
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 10/01/24	3,000,000	3,146,520

		10,050,393

2007 Semiannual Report 89

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Tax-Free Income Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Tennessee (3.6%)
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/24	$4,200,000	$4,421,298
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 07/01/14	1,000,000	1,065,550

		5,486,848

Texas (13.4%)
Dallas Tex Area Rapid Transit, 5.00%, 12/01/36	2,000,000	2,113,720
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 02/15/18	2,300,000	2,518,730
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	5,325,000	6,371,149
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 02/15/26	2,000,000	2,036,860
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 08/15/22	1,000,000	1,044,230
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 01/01/17	1,245,000	1,455,891
San Antonio, Texas Water Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,036,400
Spring Branch, Texas Independent School District General Obligation Limited, 5.20%, 02/01/20	1,500,000	1,567,230
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 08/01/19	2,000,000	2,130,360

		20,274,570

Vermont (1.4%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/23	2,000,000	2,150,780

Washington (1.8%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 03/01/26	1,000,000	1,034,120
Washington State Variable Purpose General Obligation Unlimited Tax Bonds, 5.00%, 01/01/23	1,500,000	1,601,775

		2,635,895

Total Investments (Cost $144,926,709)(a) — 101.5%		153,926,064
Liabilities in excess of other assets — (1.5)%		(2,306,738)

NET ASSETS — 100.0%		$151,619,326

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

90 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

		Nationwide	Nationwide	Nationwide	Nationwide
	Nationwide	Enhanced	Government	Short Duration	Tax-Free
	Bond Fund	Income Fund	Bond Fund	Bond Fund	Income Fund

Assets:
Investments, at value (Cost $91,525,888; $146,873,402; $105,969,956; $81,283,121 and $144,926,709)*	$93,807,591	$146,549,966	$106,892,639	$80,325,846	$153,926,064
Repurchase agreements, at cost and value	1,976,714	16,443,055	13,503,623	4,168,650	–

Total Investments	95,784,305	162,993,021	120,396,262	84,494,496	153,926,064

Cash	1,467	–	11,286	15,963	–
Interest income	873,394	899,795	790,746	591,884	2,298,824
Receivable for capital shares issued	55,392	3,601,863	6,940	10,041	45,614
Receivable for investments sold	–	–	–	–	2,055,589
Prepaid expenses and other assets	25,657	18,205	24,933	1,124	10,439

Total Assets	96,740,215	167,512,884	121,230,167	85,113,508	158,336,530

Liabilities:
Payable to custodian	–	517,593	–	–	213,665
Payable for investments purchased	–	2,448,000	–	–	6,146,010
Distributions payable	59,483	1,186	39,779	5,049	137,440
Payable for capital shares redeemed	30,727	–	228,151	45,903	104,077
Payable for return of collateral received for securities on loan	1,976,714	–	–	–	–
Accrued expenses and other payables:
Investment advisory fees	39,175	81,200	49,828	17,498	62,296
Fund administration and transfer agent fees	20,367	18,637	17,833	18,382	22,371
Distribution fees	5,276	297	9,562	17,362	5,414
Administrative servicing fees	18,572	50	11,169	46,338	591
Compliance program fees	1,604	7,052	2,227	1,591	2,500
Other	28,442	4,277	3,546	15,935	22,840

Total Liabilities	2,180,360	3,078,292	362,095	168,058	6,717,204

Net Assets	$94,559,855	$164,434,592	$120,868,072	$84,945,450	$151,619,326

Represented by:
Capital	$93,993,875	$171,013,847	$120,416,748	$88,887,438	$141,491,177
Accumulated net investment income (loss)	48,848	110,173	91,226	(50,345)	(161,526)
Accumulated net realized gains (losses) on investment transactions	(1,764,571)	(6,365,992)	(562,585)	(2,934,368)	1,290,320
Net unrealized appreciation (depreciation) on investments	2,281,703	(323,436)	922,683	(957,275)	8,999,355

Net Assets	$94,559,855	$164,434,592	$120,868,072	$84,945,450	$151,619,326

Net Assets:
Class A Shares	12,534,381	1,499,117	30,059,663	842,635	7,895,544
Class B Shares	353,620	–	406,947	–	764,339
Class C Shares	1,445,637	–	1,481,570	29,838	1,245,776
Class D Shares	78,401,697	–	86,361,976	–	138,656,030
Class R Shares	1,136	1,084	1,105	–	–
Class X Shares	1,670,573	–	1,712,148	–	2,927,432
Class Y Shares	152,811	–	843,593	–	130,205
Institutional Service Class Shares	–	12,193	–	–	–
Institutional Class Shares	–	162,922,198	1,070	1,693,560	–
Service Class Shares	–	–	–	64,379,604	–
IRA Class Shares	–	–	–	17,999,813	–

Total	$94,559,855	$164,434,592	$120,868,072	$84,945,450	$151,619,326

See accompanying notes to financial statements.

2007 Semiannual Report 91

Statements of Assets and Liabilities (Continued)

		Nationwide		Nationwide		Nationwide	Nationwide
	Nationwide	Enhanced		Government		Short Duration	Tax-Free
	Bond Fund	Income Fund		Bond Fund		Bond Fund	Income Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,310,434	163,798		2,937,642		85,038	760,149
Class B Shares	36,973	–		39,766		–	73,606
Class C Shares	151,021	–		144,813		3,008	120,213
Class D Shares	8,185,839	–		8,435,223		–	13,349,102
Class R Shares	119	119		108		–	–
Class X Shares	174,638	–		167,454		–	281,834
Class Y Shares	15,957	–		82,511		–	12,568
Institutional Service Class Shares	–	1,327		–		–	–
Institutional Class Shares	–	17,803,179		104		170,865	–
Service Class Shares	–	–		–		6,496,616	–
IRA Class Shares	–	–		–		1,816,213	–

Total	9,874,981	17,968,423		11,807,621		8,571,740	14,597,472

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.57	$9.15		$10.23		$9.91	$10.39
Class B Shares (a)	$9.56	$–		$10.23		$–	$10.38
Class C Shares (b)	$9.57	$–		$10.23		$9.92	$10.36
Class D Shares	$9.58	$–		$10.24		$–	$10.39
Class R Shares	$9.58 (c)	$9.16	(c)	$10.24	(c)	$–	$–
Class X Shares (a)	$9.57	$–		$10.22		$–	$10.39
Class Y Shares (b)	$9.58	$–		$10.22		$–	$10.36
Institutional Service Class Shares	$–	$9.16	(c)	$–		$–	$–
Institutional Class Shares	$–	$9.15		$10.23	(c)	$9.91	$–
Service Class Shares	$–	$–		$–		$9.91	$–
IRA Class Shares	$–	$–		$–		$9.91	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.99	$9.36		$10.68		$10.14	$10.85
Class D Shares	$10.03	$–		$10.72		$–	$10.88

Maximum Sales Charge:
Class A	4.25%	2.25%		4.25%		2.25%	4.25%

Class D	4.50%	–%		4.50%		–%	4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.

(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $2,749,188, $0, $0, $0 and $0.

See accompanying notes to financial statements.

92 Semiannual Report 2007

Statements of Operations
For the Six Months Ended April 30, 2007 (Unaudited)

	Nationwide	Nationwide Enhanced	Nationwide Government	Nationwide Short	Nationwide Tax-Free
	Bond Fund	Income Fund	Bond Fund	Duration Bond Fund	Income Fund

INVESTMENT INCOME:
Interest income	$2,872,781	$9,103,343	$3,131,887	$1,935,884	$3,865,107
Income from securities lending	4,540	6,271	2,398	–	–

Total Income	2,877,321	9,109,614	3,134,285	1,935,884	3,865,107

Expenses:
Investment advisory fees	247,060	662,520	307,536	153,999	385,715
Fund administration and transfer agent fees	58,274	153,113	60,158	44,885	78,247
Distribution fees Class A	14,572	1,775	37,669	1,140	10,235
Distribution fees Class B	1,345	–	1,783	–	3,760
Distribution fees Class C	6,051	–	9,985	146	6,111
Distribution fees Class R	2	2	2	–	–
Distribution fees Class X	7,455	–	7,528	–	12,774
Distribution fees Class Y	639	–	3,512	–	546
Distribution fees Service Class	–	–	–	80,946	–
Distribution fees IRA Class	–	–	–	24,561	–
Administrative servicing fees Class A	4,863	69	20,131	–	48
Administrative servicing fees Class D	28,240	–	39,250	–	–
Administrative servicing fees Class R	2	2	2	–	–
Administrative servicing fees Institutional Service Class	–	14	–	–	–
Administrative servicing fees IRA Class	–	–	–	958	–
Administrative servicing fees Service Class	–	–	–	77,715	–
Registration and filing fees	32,978	30,857	34,251	19,111	27,878
Trustee fees	1,554	6,272	1,903	1,382	2,330
Compliance program fees (Note 3)	1,114	4,462	1,444	1,118	1,730
Custodian fees	1,140	3,575	3,620	1,479	2,201
Other	14,262	27,151	14,985	6,899	16,397

Total expenses before reimbursed/waived expenses	419,551	889,812	543,759	414,339	547,972
Earnings credit (Note 5)	(57)	(363)	(1,000)	(462)	(1,100)
Expenses voluntarily reduced by Investment Adviser	–	–	–	(44,000)	–
Expenses reimbursed	–	(33,860)	–	–	–
Expenses voluntarily waived by administrator	(903)	(3,381)	(1,147)	(815)	(1,451)

Net expenses	418,591	852,208	541,612	369,062	545,421

Net Investment Income	2,458,730	8,257,406	2,592,673	1,566,822	3,319,686

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	712,474	(282,271)*	462,642	(119,877)	1,290,317
Change in unrealized appreciation/(depreciation) on investments	(750,501)	1,060,754	7,908	453,757	(2,671,534)

Net realized/unrealized gains (losses) from investments	(38,027)	778,483	470,550	333,880	(1,381,217)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,420,703	$9,035,889	$3,063,223	$1,900,702	$1,938,469

*	Includes realized gain as a result of a redemption in kind (Note 9)

See accompanying notes to financial statements.

2007 Semiannual Report 93

Statements of Changes in Net Assets

	Nationwide		Nationwide Enhanced
	Bond Fund		Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,458,730	$5,566,385	$8,257,406	$18,720,317
Net realized gains (losses) from investments transactions	712,474	424,133	(282,271)*	(144,359)
Net change in unrealized appreciation/(depreciation) investments	(750,501)	(230,405)	1,060,754	2,700,418

Change in net assets from operations	2,420,703	5,760,113	9,035,889	21,276,376

Distributions to Shareholders:
From net investment income:
Class A	(288,204)	(481,376)	(29,193)	(66,019)
Class B	(5,757)	(10,430)	–	–
Class C	(25,873)	(41,997)	–	–
Class D	(2,099,713)	(4,354,026)	–	–
Class R	(26)	(47)	(20)	(36)
Class X	(38,828)	(90,700)	–	–
Class Y	(3,322)	(6,609)	–	–
Institutional Service Class	–	–	(719)	(138,118)
Institutional Class	(78,829)	(392,477)	(8,236,809)	(18,544,991)

Change in net assets from shareholder distributions	(2,540,552)	(5,377,662)	(8,266,741)	(18,749,164)

Change in net assets from capital transactions	(16,445,287)	(7,184,180)	(274,969,077)	(23,545,406)

Change in net assets	(16,565,136)	(6,801,729)	(274,199,929)	(21,018,194)

Net Assets:
Beginning of period	111,124,991	117,926,720	438,634,521	459,652,715

End of period	$94,559,855	$111,124,991	$164,434,592	$438,634,521

Accumulated net investment income at end of period	$48,848	$130,670	$110,173	$119,508

*	Includes realized gain as a result of a redemption in kind (Note 9)

See accompanying notes to financial statements.

94 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide		Nationwide Enhanced
	Bond Fund		Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,882,721	$3,955,612	$238,032	$3,295,079
Dividends reinvested	249,947	442,054	23,116	41,316
Cost of shares redeemed (a)	(2,015,490)	(3,227,067)	(334,617)	(3,019,740)

Total Class A	1,117,178	1,170,599	(73,469)	316,655

Class B Shares
Proceeds from shares issued	100,641	97,926	–	–
Dividends reinvested	2,423	5,061	–	–
Cost of shares redeemed (a)	(17,209)	(59,784)	–	–

Total Class B	85,855	43,203	–	–

Class C Shares
Proceeds from shares issued	684,997	1,101,537	–	–
Dividends reinvested	6,013	5,924	–	–
Cost of shares redeemed (a)	(550,531)	(510,782)	–	–

Total Class C	140,479	596,679	–	–

Class D Shares
Proceeds from shares issued	1,831,079	5,182,727	–	–
Dividends reinvested	1,820,390	3,802,762	–	–
Cost of shares redeemed (a)	(9,024,177)	(24,458,861)	–	–

Total Class D	(5,372,708)	(15,473,372)	–	–

Class R Shares
Proceeds from shares issued	–	150	–	150
Dividends reinvested	26	47	20	36
Cost of shares redeemed (a)	–	(150)	–	(150)

Total Class R	26	47	20	36

Class X Shares
Proceeds from shares issued	20,638	52,869	–	–
Dividends reinvested	31,402	77,083	–	–
Cost of shares redeemed (a)	(233,005)	(1,097,389)	–	–

Total Class X	(180,965)	(967,437)	–	–

Class Y Shares
Proceeds from shares issued	706	1,540	–	–
Dividends reinvested	2,632	5,338	–	–
Cost of shares redeemed (a)	(1,120)	(55,276)	–	–

Total Class Y	2,218	(48,398)	–	–

See accompanying notes to financial statements.

2007 Semiannual Report 95

Statements of Changes in Net Assets (Continued)

	Nationwide		Nationwide Enhanced
	Bond Fund		Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$–	$–	$1,055,301
Dividends reinvested	–	–	245	138,106
Cost of shares redeemed (a)	–	–	–	(6,860,807)

Total Institutional Service Class	–	–	245	(5,667,400)

Institutional Class Shares
Proceeds from shares issued	759,519	9,205,127	3,600,000	129,936,382
Dividends reinvested	78,829	392,436	8,236,808	18,545,313
Cost of shares redeemed (a)	(13,075,718)	(2,103,064)	(286,732,681)	(166,676,392)

Total Institutional Class	(12,237,370)	7,494,499	(274,895,873)	(18,194,697)

Change in net assets from capital transactions:	$(16,445,287)	$(7,184,180)	$(274,969,077)	$(23,545,406)

SHARE TRANSACTIONS:
Class A Shares
Issued	301,043	416,952	26,018	362,490
Reinvested	26,130	46,693	2,529	4,537
Redeemed	(210,855)	(340,751)	(36,609)	(331,861)

Total Class A Shares	116,318	122,894	(8,062)	35,166

Class B Shares
Issued	10,520	10,363	–	–
Reinvested	253	535	–	–
Redeemed	(1,796)	(6,295)	–	–

Total Class B Shares	8,977	4,603	–	–

Class C Shares
Issued	71,376	116,582	–	–
Reinvested	628	625	–	–
Redeemed	(57,259)	(53,886)	–	–

Total Class C Shares	14,745	63,321	–	–

Class D Shares
Issued	190,471	547,076	–	–
Reinvested	190,106	401,016	–	–
Redeemed	(942,489)	(2,583,235)	–	–

Total Class D Shares	(561,912)	(1,635,143)	–	–

Class R Shares
Issued	–	16	–	16
Reinvested	3	5	2	4
Redeemed	–	(16)	–	(16)

Total Class R Shares	3	5	2	4

See accompanying notes to financial statements.

96 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide		Nationwide Enhanced
	Bond Fund		Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS: (continued)
Class X Shares
Issued	2,147	5,584	–	–
Reinvested	3,282	8,138	–	–
Redeemed	(24,343)	(116,015)	–	–

Total Class X Shares	(18,914)	(102,293)	–	–

Class Y Shares
Issued	72	163	–	–
Reinvested	275	563	–	–
Redeemed	(117)	(5,815)	–	–

Total Class Y Shares	230	(5,089)	–	–

Institutional Service Class Shares
Issued	–	–	–	115,940
Reinvested	–	–	27	15,166
Redeemed	–	–	–	(752,568)

Total Institutional Service Class Shares	–	–	27	(621,462)

Institutional Class Shares
Issued	79,677	969,766	393,443	14,286,599
Reinvested	8,185	41,419	900,915	2,037,221
Redeemed	(1,363,420)	(221,649)	(31,348,751)	(18,298,892)

Total Institutional Class Shares	(1,275,558)	789,536	(30,054,393)	(1,975,072)

Change in shares:	(1,716,111)	762,166	(30,062,426)	(2,561,364)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Semiannual Report 97

Statements of Changes in Net Assets (Continued)

	Nationwide Government		Nationwide Short Duration
	Bond Fund		Bond Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,592,673	$6,301,430	$1,566,822	$3,368,062
Net realized gains (losses) from investments transactions	462,642	(1,025,947)	(119,877)	(520,530)
Net change in unrealized appreciation on investments	7,908	1,226,402	453,757	1,195,324

Change in net assets from operations	3,063,223	6,501,885	1,900,702	4,042,856

Distributions to Shareholders:
From net investment income:
Class A	(604,102)	(1,954,841)	(17,024)	(34,533)
Class B	(6,029)	(8,030)	–	–
Class C	(33,730)	(61,902)	(631)	(2,628)
Class D	(1,879,172)	(4,068,467)	–	–
Class R	(19)	(41)	–	–
Class X	(31,262)	(86,790)	–	–
Class Y	(14,628)	(28,448)	–	–
Institutional Class	(22)	(43)	(52,496)	(210,474)
Service Class	–	–	(1,130,896)	(2,410,332)
IRA Class	–	–	(365,764)	(988,134)
Net realized gains:
Class A	–	(43,893)	–	–
Class B	–	(110)	–	–
Class C	–	(515)	–	–
Class D	–	(85,199)	–	–
Class R	–	(1)	–	–
Class X	–	(2,674)	–	–
Class Y	–	(712)	–	–
Institutional Class	–	(1)	–	–

Change in net assets from shareholder distributions	(2,568,964)	(6,341,667)	(1,566,811)	(3,646,101)

Change in net assets from capital transactions	(9,504,578)	(35,168,351)	(11,923,215)	(36,327,002)

Change in net assets	(9,010,319)	(35,008,133)	(11,589,324)	(35,930,247)
Net Assets:
Beginning of period	129,878,391	164,886,524	96,534,774	132,465,021

End of period	$120,868,072	$129,878,391	$84,945,450	$96,534,774

Accumulated net investment income (loss) at end of period	$91,226	$67,517	$(50,345)	$(50,356)

See accompanying notes to financial statements.

98 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Government		Nationwide Short Duration
	Bond Fund		Bond Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,669,367	$15,745,314	$21,129	$284,372
Dividends reinvested	584,873	1,967,329	12,578	27,906
Cost of shares redeemed(a)	(4,904,234)	(40,346,345)	(153,151)	(374,411)

Total Class A	(1,649,994)	(22,633,702)	(119,444)	(62,133)

Class B Shares
Proceeds from shares issued	61,534	255,860	–	–
Dividends reinvested	2,245	4,102	–	–
Cost of shares redeemed(a)	(19,335)	(56,005)	–	–

Total Class B	44,444	203,957	–	–

Class C Shares
Proceeds from shares issued	378,145	2,886,936	–	152,160
Dividends reinvested	2,342	3,295	631	1,181
Cost of shares redeemed(a)	(1,549,574)	(600,745)	(112,432)	(13,826)

Total Class C	(1,169,087)	2,289,486	(111,801)	139,515

Class D Shares
Proceeds from shares issued	8,947,504	9,785,364	–	–
Dividends reinvested	1,695,085	3,697,984	–	–
Cost of shares redeemed(a)	(17,180,233)	(27,005,536)	–	–

Total Class D	(6,537,644)	(13,522,188)	–	–

Class R Shares
Proceeds from shares issued	–	150	–	–
Dividends reinvested	18	42	–	–
Cost of shares redeemed(a)	–	(150)	–	–

Total Class R	18	42	–	–

Class X Shares
Proceeds from shares issued	23,924	74,647	–	–
Dividends reinvested	30,077	85,514	–	–
Cost of shares redeemed(a)	(256,536)	(1,639,260)	–	–

Total Class X	(202,535)	(1,479,099)	–	–

See accompanying notes to financial statements.

2007 Semiannual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide Government		Nationwide Short Duration
	Bond Fund		Bond Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$5,353	$14,803	$–	$–
Dividends reinvested	9,888	19,003	–	–
Cost of shares redeemed (a)	(5,043)	(60,697)	–	–

Total Class Y	10,198	(26,891)	–	–

Institutional Class Shares
Proceeds from shares issued	–	–	76,731	1,391,707
Dividends reinvested	22	44	52,028	208,565
Cost of shares redeemed (a)	–	–	(3,802,829)	(3,008,726)

Total Institutional Class	22	44	(3,674,070)	(1,408,454)

Service Class Shares
Proceeds from shares issued	–	–	5,862,278	18,208,172
Dividends reinvested	–	–	1,129,120	2,383,738
Cost of shares redeemed (a)	–	–	(10,673,621)	(33,898,108)

Total Service Class	–	–	(3,682,223)	(13,306,198)

IRA Class Shares
Proceeds from shares issued	–	–	278,817	590,183
Dividends reinvested	–	–	340,615	879,462
Cost of shares redeemed (a)	–	–	(4,955,109)	(23,159,377)

Total IRA Class Shares	–	–	(4,335,677)	(21,689,732)

Change in net assets from capital transactions:	$(9,504,578)	$(35,168,351)	$(11,923,215)	$(36,327,002)

SHARE TRANSACTIONS:
Class A Shares
Issued	261,518	1,561,204	2,135	28,977
Reinvested	57,315	194,954	1,272	2,843
Redeemed	(481,392)	(3,983,387)	(15,480)	(38,197)

Total Class A Shares	(162,559)	(2,227,229)	(12,073)	(6,377)

Class B Shares
Issued	6,035	25,561	–	–
Reinvested	220	406	–	–
Redeemed	(1,911)	(5,542)	–	–

Total Class B Shares	4,344	20,425	–	–

Class C Shares
Issued	36,969	286,431	–	15,534
Reinvested	230	326	64	120
Redeemed	(152,055)	(59,620)	(11,403)	(1,410)

Total Class C Shares	(114,856)	227,137	(11,339)	14,244

See accompanying notes to financial statements.

100 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Government		Nationwide Short Duration
	Bond Fund		Bond Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS: (continued)
Class D Shares
Issued	875,443	971,712	–	–
Reinvested	166,041	366,243	–	–
Redeemed	(1,684,939)	(2,677,452)	–	–

Total Class D Shares	(643,455)	(1,339,497)	–	–

Class R Shares
Issued	–	15	–	–
Reinvested	2	4	–	–
Redeemed	–	(15)	–	–

Total Class R Shares	2	4	–	–

Class X Shares
Issued	2,348	7,400	–	–
Reinvested	2,950	8,476	–	–
Redeemed	(25,190)	(162,542)	–	–

Total Class X Shares	(19,892)	(146,666)	–	–

Class Y Shares
Issued	525	1,474	–	–
Reinvested	970	1,885	–	–
Redeemed	(496)	(6,038)	–	–

Total Class Y Shares	999	(2,679)	–	–

Institutional Class Shares
Issued	–	–	7,764	141,721
Reinvested	2	4	5,259	21,246
Redeemed	–	–	(384,453)	(306,630)

Total Institutional Class Shares	2	4	(371,430)	(143,663)

Service Class Shares
Issued	–	–	592,756	1,854,735
Reinvested	–	–	114,131	242,819
Redeemed	–	–	(1,079,957)	(3,452,909)

Total Service Class Shares	–	–	(373,070)	(1,355,355)

IRA Class Shares
Issued	–	–	28,197	59,932
Reinvested	–	–	34,430	89,583
Redeemed	–	–	(501,417)	(2,360,767)

Total IRA Class Shares	–	–	(438,790)	(2,211,252)

Change in shares:	(935,415)	(3,468,501)	(1,206,702)	(3,702,403)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Semiannual Report 101

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free
	Income Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,319,686	$7,288,325
Net realized gains on investment transactions	1,290,317	617,994
Net change in unrealized depreciation investments	(2,671,534)	(454,755)

Change in net assets from operations	1,938,469	7,451,564

Distributions to Shareholders:
From net investment income:
Class A	(168,115)	(366,349)
Class B	(12,661)	(23,522)
Class C	(20,610)	(41,100)
Class D	(3,069,003)	(6,702,585)
Class X	(52,812)	(145,972)
Class Y	(2,264)	(8,080)
Net realized gains:
Class A	(16,029)	–
Class B	(1,412)	–
Class C	(2,314)	–
Class D	(268,207)	–
Class X	(5,795)	–
Class Y	(243)	–

Change in net assets from shareholder distributions	(3,619,465)	(7,287,608)

Change in net assets from capital transactions	(6,267,705)	(19,736,491)

Change in net assets	(7,948,701)	(19,572,535)
Net Assets:
Beginning of period	159,568,027	179,140,562

End of period	$151,619,326	$159,568,027

Accumulated net investment loss at end of period	$(161,526)	$(155,747)

See accompanying notes to financial statements.

102 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free
	Income Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$263,727	$2,162,518
Dividends reinvested	121,898	268,234
Cost of shares redeemed(a)	(1,112,866)	(3,781,933)

Total Class A	(727,241)	(1,351,181)

Class B Shares
Proceeds from shares issued	26,285	176,125
Dividends reinvested	9,938	17,596
Cost of shares redeemed(a)	(55,574)	(6,292)

Total Class B	(19,351)	187,429
Class C Shares
Proceeds from shares issued	96,258	99,480
Dividends reinvested	7,010	13,562
Cost of shares redeemed(a)	(50,940)	(118,259)

Total Class C	52,328	(5,217)

Class D Shares
Proceeds from shares issued	2,014,307	2,734,732
Dividends reinvested	2,536,451	5,078,795
Cost of shares redeemed(a)	(9,914,866)	(24,551,788)

Total Class D	(5,364,108)	(16,738,261)

Class X Shares
Proceeds from shares issued	62,551	97,793
Dividends reinvested	52,165	116,832
Cost of shares redeemed(a)	(320,901)	(1,946,838)

Total Class X	(206,185)	(1,732,213)

Class Y Shares
Proceeds from shares issued	–	100
Dividends reinvested	2,506	8,319
Cost of shares redeemed(a)	(5,654)	(105,467)

Total Class Y	(3,148)	(97,048)

Change in net assets from capital transactions:	$(6,267,705)	$(19,736,491)

See accompanying notes to financial statements.

2007 Semiannual Report 103

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free
	Income Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	25,202	206,971
Reinvested	11,683	25,655
Redeemed	(106,670)	(361,536)

Total Class A Shares	(69,785)	(128,910)

Class B Shares
Issued	2,514	16,915
Reinvested	953	1,683
Redeemed	(5,297)	(604)

Total Class B Shares	(1,830)	17,994

Class C Shares
Issued	9,218	9,520
Reinvested	674	1,300
Redeemed	(4,879)	(11,345)

Total Class C Shares	5,013	(525)
Class D Shares
Issued	193,812	261,210
Reinvested	243,122	485,667
Redeemed	(949,909)	(2,350,643)

Total Class D Shares	(512,975)	(1,603,766)

Class X Shares
Issued	5,982	9,325
Reinvested	5,000	11,170
Redeemed	(30,750)	(186,540)

Total Class X Shares	(19,768)	(166,045)

Class Y Shares
Issued	–	9
Reinvested	241	797
Redeemed	(539)	(10,095)

Total Class Y Shares	(298)	(9,289)

Change in shares:	(599,643)	(1,890,541)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

104 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$9.58	0.50	(0.15)	0.35
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48
Six Months Ended April 30, 2007 (Unaudited)	$9.58	0.22	–	0.22
Class B Shares
Period Ended October 31, 2003 (g)	$9.49	0.06	0.18	0.24
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41
Six Months Ended April 30, 2007 (Unaudited)	$9.57	0.19	–	0.19
Class C Shares
Period Ended October 31, 2003 (g)	$9.50	0.06	0.18	0.24
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41
Six Months Ended April 30, 2007 (Unaudited)	$9.58	0.19	–	0.19
Class D Shares
Year Ended October 31, 2002	$9.59	0.52	(0.15)	0.37
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50
Six Months Ended April 30, 2007 (Unaudited)	$9.59	0.24	–	0.24

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	(0.50)	(0.50)	$9.43	3.84%	$7,551	1.06%
Year Ended October 31, 2003	(0.46)	(0.46)	$9.67	7.55%	$10,128	1.08%
Year Ended October 31, 2004	(0.43)	(0.43)	$9.75	5.37%	$10,669	1.04%
Year Ended October 31, 2005	(0.40)	(0.40)	$9.53	1.87%	$10,212	1.10%
Year Ended October 31, 2006	(0.43)	(0.43)	$9.58	5.22%	$11,434	1.08%
Six Months Ended April 30, 2007 (Unaudited)	(0.23)	(0.23)	$9.57	2.37%	$12,534	1.05%
Class B Shares
Period Ended October 31, 2003 (g)	(0.06)	(0.06)	$9.67	2.50%	$24	1.83%
Year Ended October 31, 2004	(0.36)	(0.36)	$9.75	4.66%	$102	1.72%
Year Ended October 31, 2005	(0.34)	(0.34)	$9.53	1.18%	$223	1.78%
Year Ended October 31, 2006	(0.37)	(0.37)	$9.57	4.41%	$268	1.75%
Six Months Ended April 30, 2007 (Unaudited)	(0.20)	(0.20)	$9.56	2.03%	$354	1.72%
Class C Shares
Period Ended October 31, 2003 (g)	(0.06)	(0.06)	$9.68	2.49%	$9	1.87%
Year Ended October 31, 2004	(0.36)	(0.36)	$9.76	4.63%	$182	1.72%
Year Ended October 31, 2005	(0.34)	(0.34)	$9.54	1.18%	$696	1.78%
Year Ended October 31, 2006	(0.37)	(0.37)	$9.58	4.40%	$1,306	1.74%
Six Months Ended April 30, 2007 (Unaudited)	(0.20)	(0.20)	$9.57	2.03%	$1,446	1.72%
Class D Shares
Year Ended October 31, 2002	(0.52)	(0.52)	$9.44	4.07%	$136,049	0.83%
Year Ended October 31, 2003	(0.49)	(0.49)	$9.68	7.81%	$127,591	0.82%
Year Ended October 31, 2004	(0.45)	(0.45)	$9.77	5.75%	$112,631	0.78%
Year Ended October 31, 2005	(0.43)	(0.43)	$9.55	2.15%	$99,133	0.83%
Year Ended October 31, 2006	(0.46)	(0.46)	$9.59	5.39%	$83,878	0.80%
Six Months Ended April 30, 2007 (Unaudited)	(0.25)	(0.25)	$9.58	2.50%	$78,402	0.79%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
		Ratio of		Investment
	Ratio of Net	Expenses		Income
	Investment	(Prior to		(Prior to
	Income (Loss)	Reimbursements)		Reimbursements)
	to Average	to Average		to Average		Portfolio
	Net Assets (c)	Net Assets(c)(d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	5.34%		(f)		(f)	27.66%
Year Ended October 31, 2003	4.74%		(f)		(f)	17.73%
Year Ended October 31, 2004	4.38%		(f)		(f)	17.20%
Year Ended October 31, 2005	4.15%		(f)		(f)	34.08%
Year Ended October 31, 2006	4.76%	1.08%		4.76%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	4.78%	1.06%		4.78%		8.13%
Class B Shares
Period Ended October 31, 2003 (g)	3.62%		(f)		(f)	17.73%
Year Ended October 31, 2004	3.64%		(f)		(f)	17.20%
Year Ended October 31, 2005	3.46%		(f)		(f)	34.08%
Year Ended October 31, 2006	4.12%	1.75%		4.12%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	4.11%	1.72%		4.11%		8.13%
Class C Shares
Period Ended October 31, 2003 (g)	3.60%		(f)		(f)	17.73%
Year Ended October 31, 2004	3.48%		(f)		(f)	17.20%
Year Ended October 31, 2005	3.45%		(f)		(f)	34.08%
Year Ended October 31, 2006	4.15%	1.74%		4.15%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	4.11%	1.72%		4.11%		8.13%
Class D Shares
Year Ended October 31, 2002	5.58%		(f)		(f)	27.66%
Year Ended October 31, 2003	5.00%		(f)		(f)	17.73%
Year Ended October 31, 2004	4.64%		(f)		(f)	17.20%
Year Ended October 31, 2005	4.41%		(f)		(f)	34.08%
Year Ended October 31, 2006	5.00%	0.80%		5.00%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	5.03%	0.79%		5.03%		8.13%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from September 4, 2003, (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.

See accompanying notes to financial statements.

2007 Semiannual Report 105

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (h)	$9.80	0.03	(0.12)	(0.09)
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45
Six Months Ended April 30, 2007 (Unaudited)	$9.59	0.21	–	0.21
Class X Shares
Year Ended October 31, 2002	$9.58	0.45	(0.15)	0.30
Year Ended October 31, 2003 (i)	$9.43	0.41	0.24	0.65
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14
Year Ended October 31, 2006	$9.54	0.40	0.02	0.42
Six Months Ended April 30, 2007 (Unaudited)	$9.58	0.20	–	0.20
Class Y Shares
Year Ended October 31, 2002	$9.59	0.45	(0.15)	0.30
Year Ended October 31, 2003 (i)	$9.44	0.41	0.24	0.65
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14
Year Ended October 31, 2006	$9.55	0.40	0.02	0.42
Six Months Ended April 30, 2007 (Unaudited)	$9.59	0.20	–	0.20

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2003 (h)	(0.03)	(0.03)	$9.68	(0.92%	)	$1	1.85%
Year Ended October 31, 2004	(0.39)	(0.39)	$9.77	5.06%		$1	1.37%
Year Ended October 31, 2005	(0.40)	(0.40)	$9.55	1.81%		$1	1.14%
Year Ended October 31, 2006	(0.41)	(0.41)	$9.59	4.88%		$1	1.30%
Six Months Ended April 30, 2007 (Unaudited)	(0.22)	(0.22)	$9.58	2.23%		$1	1.45%
Class X Shares
Year Ended October 31, 2002	(0.45)	(0.45)	$9.43	3.26%		$3,548	1.62%
Year Ended October 31, 2003 (i)	(0.41)	(0.41)	$9.67	6.98%		$3,674	1.60%
Year Ended October 31, 2004	(0.38)	(0.38)	$9.75	4.82%		$3,457	1.57%
Year Ended October 31, 2005	(0.35)	(0.35)	$9.54	1.44%		$2,821	1.63%
Year Ended October 31, 2006	(0.38)	(0.38)	$9.58	4.57%		$1,854	1.61%
Six Months Ended April 30, 2007 (Unaudited)	(0.21)	(0.21)	$9.57	2.11%		$1,671	1.57%
Class Y Shares
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	3.26%		$272	1.62%
Year Ended October 31, 2003 (i)	(0.41)	(0.41)	$9.68	6.97%		$256	1.60%
Year Ended October 31, 2004	(0.38)	(0.38)	$9.76	4.81%		$238	1.57%
Year Ended October 31, 2005	(0.35)	(0.35)	$9.55	1.44%		$199	1.63%
Year Ended October 31, 2006	(0.38)	(0.38)	$9.59	4.56%		$151	1.60%
Six Months Ended April 30, 2007 (Unaudited)	(0.21)	(0.21)	$9.58	2.11%		$153	1.57%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
		Ratio of		Investment
	Ratio of Net	Expenses		Income
	Investment	(Prior to		(Prior to
	Income (Loss)	Reimbursements)		Reimbursements)
	to Average	to Average		to Average		Portfolio
	Net Assets (c)	Net Assets(c)(d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (h)	3.48%	1.95%		3.38%		17.73%
Year Ended October 31, 2004	3.99%		(f)		(f)	17.20%
Year Ended October 31, 2005	4.08%		(f)		(f)	34.08%
Year Ended October 31, 2006	4.53%	1.30%		4.53%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	4.42%	1.46%		4.42%		8.13%
Class X Shares
Year Ended October 31, 2002	4.79%		(f)		(f)	27.66%
Year Ended October 31, 2003 (i)	4.22%		(f)		(f)	17.73%
Year Ended October 31, 2004	3.85%		(f)		(f)	17.20%
Year Ended October 31, 2005	3.62%		(f)		(f)	34.08%
Year Ended October 31, 2006	4.18%	1.61%		4.18%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	4.26%	1.57%		4.26%		8.13%
Class Y Shares
Year Ended October 31, 2002	4.78%		(f)		(f)	27.66%
Year Ended October 31, 2003 (i)	4.21%		(f)		(f)	17.73%
Year Ended October 31, 2004	3.85%		(f)		(f)	17.20%
Year Ended October 31, 2005	3.62%		(f)		(f)	34.08%
Year Ended October 31, 2006	4.18%	1.60%		4.18%		36.06%
Six Months Ended April 30, 2007 (Unaudited)	4.26%	1.57%		4.26%		8.13%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from September 4, 2003, (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.

See accompanying notes to financial statements.

106 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37
Six Months Ended April 30, 2007 (Unaudited)	$9.13	0.19	0.02	0.21
Class R Shares
Year Ended October 31, 2003	$9.30	0.02	(0.03)	(0.01)
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37
Six Months Ended April 30, 2007 (Unaudited)	$9.14	0.17	0.02	0.19
Institutional Service Class Shares
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37
Six Months Ended April 30, 2007 (Unaudited)	$9.14	0.23	(0.02)	0.21
Institutional Class Shares
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38
Six Months Ended April 30, 2007 (Unaudited)	$9.13	0.21	0.01	0.22

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	(0.41)	(0.41)	$9.44	1.60%		$1,691	0.79%
Year Ended October 31, 2003	(0.30)	(0.30)	$9.26	1.31%		$2,404	0.78%
Year Ended October 31, 2004	(0.17)	(0.17)	$9.16	0.73%		$1,575	0.80%
Year Ended October 31, 2005	(0.23)	(0.23)	$9.08	1.66%		$1,242	0.80%
Year Ended October 31, 2006	(0.32)	(0.32)	$9.13	4.15%		$1,570	0.72%
Six Months Ended April 30, 2007 (Unaudited)	(0.19)	(0.19)	$9.15	2.28%		$1,499	0.71%
Class R Shares
Year Ended October 31, 2003	(0.02)	(0.02)	$9.27	(0.13%	)	$1	1.05%
Year Ended October 31, 2004	(0.14)	(0.14)	$9.17	0.48%		$1	1.00%
Year Ended October 31, 2005	(0.23)	(0.23)	$9.09	1.70%		$1	0.72%
Year Ended October 31, 2006	(0.32)	(0.32)	$9.14	4.12%		$1	0.74%
Six Months Ended April 30, 2007 (Unaudited)	(0.17)	(0.17)	$9.16	2.09%		$1	1.01%
Institutional Service Class Shares
Year Ended October 31, 2002	(0.42)	(0.42)	$9.44	1.60%		$10,093	0.70%
Year Ended October 31, 2003	(0.31)	(0.31)	$9.27	1.50%		$9,256	0.70%
Year Ended October 31, 2004	(0.18)	(0.18)	$9.17	0.82%		$7,476	0.70%
Year Ended October 31, 2005	(0.24)	(0.24)	$9.09	1.77%		$5,661	0.70%
Year Ended October 31, 2006	(0.32)	(0.32)	$9.14	4.17%		$12	0.70%
Six Months Ended April 30, 2007 (Unaudited)	(0.19)	(0.19)	$9.16	2.28%		$12	0.70%
Institutional Class Shares
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	1.96%		$57,703	0.45%
Year Ended October 31, 2003	(0.33)	(0.33)	$9.26	1.64%		$155,704	0.45%
Year Ended October 31, 2004	(0.20)	(0.20)	$9.17	1.07%		$299,898	0.45%
Year Ended October 31, 2005	(0.26)	(0.26)	$9.09	2.13%		$452,749	0.45%
Year Ended October 31, 2006	(0.34)	(0.34)	$9.13	4.31%		$437,052	0.45%
Six Months Ended April 30, 2007 (Unaudited)	(0.20)	(0.20)	$9.15	2.41%		$162,922	0.45%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2002	4.28%	0.95%	4.12%	32.97%
Year Ended October 31, 2003	3.11%	0.88%	3.01%	29.97%
Year Ended October 31, 2004	1.74%	0.85%	1.69%	51.59%
Year Ended October 31, 2005	2.36%	0.85%	2.31%	60.80%
Year Ended October 31, 2006	3.51%	0.76%	3.47%	77.44%
Six Months Ended April 30, 2007 (Unaudited)	4.09%	0.73%	4.07%	27.60%
Class R Shares
Year Ended October 31, 2003	2.01%	1.15%	1.91%	29.97%
Year Ended October 31, 2004	1.49%	1.00%	1.49%	51.59%
Year Ended October 31, 2005	2.42%	0.72%	2.42%	60.80%
Year Ended October 31, 2006	3.50%	0.74%	3.50%	77.44%
Six Months Ended April 30, 2007 (Unaudited)	3.71%	1.01%	3.71%	27.60%
Institutional Service Class Shares
Year Ended October 31, 2002	4.41%	0.90%	4.21%	32.97%
Year Ended October 31, 2003	3.25%	0.80%	3.15%	29.97%
Year Ended October 31, 2004	1.84%	0.75%	1.79%	51.59%
Year Ended October 31, 2005	2.47%	0.75%	2.42%	60.80%
Year Ended October 31, 2006	3.47%	0.73%	3.44%	77.44%
Six Months Ended April 30, 2007 (Unaudited)	12.93%	1.64%	11.99%	27.60%
Institutional Class Shares
Year Ended October 31, 2002	4.57%	0.64%	4.38%	32.97%
Year Ended October 31, 2003	3.40%	0.55%	3.30%	29.97%
Year Ended October 31, 2004	2.05%	0.50%	2.00%	51.59%
Year Ended October 31, 2005	2.76%	0.50%	2.71%	60.80%
Year Ended October 31, 2006	3.79%	0.49%	3.75%	77.44%
Six Months Ended April 30, 2007 (Unaudited)	4.36%	0.47%	4.34%	27.60%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
See accompanying notes to financial statements.

2007 Semiannual Report 107

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$10.95	0.45	0.20	0.65	(0.45)
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25	(0.40)
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)
Six Months Ended April 30, 2007 (Unaudited)	$10.19	0.20	0.04	0.24	(0.20)
Class B Shares
Period Ended October 31, 2003(f)	$10.48	0.06	0.12	0.18	(0.05)
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)
Six Months Ended April 30, 2007 (Unaudited)	$10.19	0.17	0.04	0.21	(0.17)
Class C Shares
Period Ended October 31, 2003(f)	$10.48	0.06	0.12	0.18	(0.05)
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)
Six Months Ended April 30, 2007 (Unaudited)	$10.19	0.17	0.04	0.21	(0.17)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	(0.20)	(0.65)	$10.95	6.42%
Year Ended October 31, 2003	(0.19)	(0.59)	$10.61	2.29%
Year Ended October 31, 2004	(0.26)	(0.62)	$10.37	3.68%
Year Ended October 31, 2005	–	(0.35)	$10.17	1.46%
Year Ended October 31, 2006	(0.01)	(0.40)	$10.19	4.25%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.20)	$10.23	2.40%
Class B Shares
Period Ended October 31, 2003(f)	–	(0.05)	$10.61	1.73%
Year Ended October 31, 2004	(0.26)	(0.55)	$10.37	3.04%
Year Ended October 31, 2005	–	(0.29)	$10.17	0.85%
Year Ended October 31, 2006	(0.01)	(0.34)	$10.19	3.61%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.17)	$10.23	2.09%
Class C Shares
Period Ended October 31, 2003(f)	–	(0.05)	$10.61	1.73%
Year Ended October 31, 2004	(0.26)	(0.55)	$10.37	3.03%
Year Ended October 31, 2005	–	(0.29)	$10.16	0.75%
Year Ended October 31, 2006	(0.01)	(0.34)	$10.19	3.69%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.17)	$10.23	2.09%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$55,510	1.07%	4.28%	1.11%		4.24%		99.42%
Year Ended October 31, 2003	$56,589	1.10%	3.76%		(h)		(h)	106.65%
Year Ended October 31, 2004	$55,481	1.07%	3.37%		(h)		(h)	110.72%
Year Ended October 31, 2005	$54,166	1.10%	3.41%		(h)		(h)	117.67%
Year Ended October 31, 2006	$31,586	1.09%	3.95%	1.09%		3.95%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$30,060	1.07%	4.04%	1.07%		4.04%		23.53%
Class B Shares
Period Ended October 31, 2003(f)	$1	1.80%	3.52%		(h)		(h)	106.65%
Year Ended October 31, 2004	$170	1.69%	2.75%		(h)		(h)	110.72%
Year Ended October 31, 2005	$152	1.71%	2.79%		(h)		(h)	117.67%
Year Ended October 31, 2006	$361	1.69%	3.42%	1.69%		3.42%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$407	1.68%	3.41%	1.91%		3.18%		23.53%
Class C Shares
Period Ended October 31, 2003(f)	$65	1.76%	4.11%		(h)		(h)	106.65%
Year Ended October 31, 2004	$296	1.69%	2.75%		(h)		(h)	110.72%
Year Ended October 31, 2005	$331	1.71%	2.80%		(h)		(h)	117.67%
Year Ended October 31, 2006	$2,645	1.69%	3.45%	1.69%		3.45%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$1,482	1.69%	3.42%	1.69%		3.42%		23.53%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Net investment income (loss) is based on average shares outstanding during the period.
(k)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class shares, respectively.

See accompanying notes to financial statements.

108 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class D Shares
Year Ended October 31, 2002	$10.96	0.48	0.19	0.67	(0.48)
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29	(0.43)
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)
Six Months Ended April 30, 2007 (Unaudited)	$10.19	0.22	0.05	0.27	(0.22)
Class R Shares
Period Ended October 31, 2003(g)	$10.77	0.04	(0.16)	(0.12)	(0.03)
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)
Six Months Ended April 30, 2007 (Unaudited)	$10.20	0.18	0.04	0.22	(0.18)
Class X Shares
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)
Year Ended October 31, 2003(k)	$10.93	0.36	(0.14)	0.22	(0.35)
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)
Six Months Ended April 30, 2007 (Unaudited)	$10.18	0.18	0.04	0.22	(0.18)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a) (b)

Class D Shares
Year Ended October 31, 2002	(0.20)	(0.68)	$10.95	6.61%
Year Ended October 31, 2003	(0.19)	(0.62)	$10.62	2.67%
Year Ended October 31, 2004	(0.26)	(0.65)	$10.37	3.87%
Year Ended October 31, 2005	–	(0.38)	$10.17	1.76%
Year Ended October 31, 2006	(0.01)	(0.43)	$10.19	4.55%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.22)	$10.24	2.64%
Class R Shares
Period Ended October 31, 2003(g)	–	(0.03)	$10.62	(1.12%	)
Year Ended October 31, 2004	(0.26)	(0.59)	$10.38	3.41%
Year Ended October 31, 2005	–	(0.35)	$10.17	1.34%
Year Ended October 31, 2006	(0.01)	(0.40)	$10.20	4.35%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.18)	$10.24	2.17%
Class X Shares
Year Ended October 31, 2002	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003(k)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	(0.26)	(0.57)	$10.36	3.10%
Year Ended October 31, 2005	–	(0.30)	$10.16	1.00%
Year Ended October 31, 2006	(0.01)	(0.36)	$10.18	3.77%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.18)	$10.22	2.17%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class D Shares
Year Ended October 31, 2002	$174,637	0.81%	4.52%	0.81%		4.52%		99.42%
Year Ended October 31, 2003	$154,556	0.82%	4.03%		(h)		(h)	106.65%
Year Ended October 31, 2004	$121,325	0.78%	3.66%		(h)		(h)	110.72%
Year Ended October 31, 2005	$105,987	0.81%	3.70%		(h)		(h)	117.67%
Year Ended October 31, 2006	$92,547	0.79%	4.24%	0.79%		4.24%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$86,362	0.77%	4.31%	0.78%		4.31%		23.53%
Class R Shares
Period Ended October 31, 2003(g)	$1	1.48%	4.13%	1.58%		4.03%		106.65%
Year Ended October 31, 2004	$1	1.37%	3.12%		(h)		(h)	110.72%
Year Ended October 31, 2005	$1	1.06%	3.39%		(h)		(h)	117.67%
Year Ended October 31, 2006	$1	1.08%	3.96%	1.08%		3.96%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$1	1.44%	3.60%	1.45%		3.60%		23.53%
Class X Shares
Year Ended October 31, 2002	$6,067	1.58%	3.74%	1.58%		3.74%		99.42%
Year Ended October 31, 2003(k)	$5,689	1.57%	3.29%		(h)		(h)	106.65%
Year Ended October 31, 2004	$4,557	1.54%	2.91%		(h)		(h)	110.72%
Year Ended October 31, 2005	$3,394	1.56%	2.95%		(h)		(h)	117.67%
Year Ended October 31, 2006	$1,907	1.56%	3.44%	1.56%		3.44%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$1,712	1.54%	3.56%	1.54%		3.56%		23.53%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Net investment income (loss) is based on average shares outstanding during the period.
(k)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class shares, respectively.

See accompanying notes to financial statements.

2007 Semiannual Report 109

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class Y Shares
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)
Year Ended October 31, 2003(k)	$10.93	0.36	(0.14)	0.22	(0.35)
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)
Six Months Ended April 30, 2007 (Unaudited)	$10.18	0.18	0.04	0.22	(0.18)
Institutional Class Shares
Period Ended October 31, 2004(i)	$10.11	0.12	0.28	0.40	(0.13)
Year Ended October 31, 2005(j)	$10.38	0.39	(0.21)	0.18	(0.39)
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)
Six Months Ended April 30, 2007 (Unaudited)	$10.19	0.22	0.04	0.26	(0.22)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a) (b)

Class Y Shares
Year Ended October 31, 2002	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003(k)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	(0.26)	(0.57)	$10.36	3.10%
Year Ended October 31, 2005	–	(0.30)	$10.16	1.00%
Year Ended October 31, 2006	(0.01)	(0.36)	$10.18	3.77%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.18)	$10.22	2.17%
Institutional Class Shares
Period Ended October 31, 2004(i)	–	(0.13)	$10.38	4.00%
Year Ended October 31, 2005(j)	–	(0.39)	$10.17	1.72%
Year Ended October 31, 2006	(0.01)	(0.44)	$10.19	4.68%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.22)	$10.23	2.53%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class Y Shares
Year Ended October 31, 2002	$941	1.58%	3.72%	1.58%		3.72%		99.42%
Year Ended October 31, 2003(k)	$1,910	1.57%	3.28%		(h)		(h)	106.65%
Year Ended October 31, 2004	$961	1.54%	2.93%		(h)		(h)	110.72%
Year Ended October 31, 2005	$855	1.56%	2.95%		(h)		(h)	117.67%
Year Ended October 31, 2006	$830	1.55%	3.49%	1.55%		3.49%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$844	1.54%	3.57%	1.54%		3.57%		23.53%
Institutional Class Shares
Period Ended October 31, 2004(i)	$14	0.69%	3.66%		(h)		(h)	110.72%
Year Ended October 31, 2005(j)	$1	0.72%	3.85%		(h)		(h)	117.67%
Year Ended October 31, 2006	$1	0.72%	4.38%	0.72%		4.38%		150.10%
Six Months Ended April 30, 2007 (Unaudited)	$1	0.69%	4.34%	0.70%		4.34%		23.53%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Net investment income (loss) is based on average shares outstanding during the period.
(k)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class shares, respectively.

See accompanying notes to financial statements.

110 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (f)	$10.00	0.08	–	0.08
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37
Six Months Ended April 30, 2007 (Unaudited)	$9.87	0.18	0.04	0.22
Class C Shares
Period Ended October 31, 2005 (i)	$9.91	0.13	(0.06)	0.07
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34
Six Months Ended April 30, 2007 (Unaudited)	$9.88	0.15	0.05	0.20
Institutional Class Shares
Year Ended October 31, 2002	$10.00	0.47	–	0.47
Year Ended October 31, 2003	$10.00	0.34	–	0.34
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40
Six Months Ended April 30, 2007 (Unaudited)	$9.87	0.19	0.05	0.24
Service Shares
Year Ended October 31, 2002	$10.00	0.44	–	0.44
Year Ended October 31, 2003	$10.00	0.30	–	0.30
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37
Six Months Ended April 30, 2007 (Unaudited)	$9.87	0.17	0.04	0.21
IRA Shares
Year Ended October 31, 2002	$10.00	0.43	–	0.43
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09
Year Ended October 31, 2006	$9.83	0.28	0.08	0.36
Six Months Ended April 30, 2007 (Unaudited)	$9.87	0.38	(0.16)	0.22

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Capital
	Net	Net		Reverse		Contributions	Net Asset
	Investment	Realized	Total	Stock		from	Value, End	Total
	Income	Gains	Distributions	Split		Adviser	of Period	Return (a)(b)

Class A Shares
Period Ended October 31, 2003 (f)	(0.08)	–	(0.08)	–		–	$10.00	0.76%
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01(	g)	0.07	$10.00	2.35%	(h)
Year Ended October 31, 2005	(0.27)	–	(0.27)	–		–	$9.83	0.98%
Year Ended October 31, 2006	(0.33)	–	(0.33)	–		–	$9.87	3.87%
Six Months Ended April 30, 2007 (Unaudited)	(0.18)	–	(0.18)	–		–	$9.91	2.28%
Class C Shares
Period Ended October 31, 2005 (i)	(0.15)	–	(0.15)	–		–	$9.83	0.76%
Year Ended October 31, 2006	(0.29)	–	(0.29)	–		–	$9.88	3.52%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	–	(0.16)	–		–	$9.92	2.02%
Institutional Class Shares
Year Ended October 31, 2002	(0.47)	(0.04)	(0.51)	0.04(	j)	–	$10.00	4.84%
Year Ended October 31, 2003	(0.34)	–	(0.34)	–		–	$10.00	3.41%
Year Ended October 31, 2004	(0.27)	(0.01)	(0.28)	0.01(	g)	0.07	$10.00	2.69%	(k)
Year Ended October 31, 2005	(0.29)	–	(0.29)	–		–	$9.83	1.24%
Year Ended October 31, 2006	(0.36)	–	(0.36)	–		–	$9.87	4.13%
Six Months Ended April 30, 2007 (Unaudited)	(0.20)	–	(0.20)	–		–	$9.91	2.40%
Service Shares
Year Ended October 31, 2002	(0.44)	(0.04)	(0.48)	0.04(	j)	–	$10.00	4.44%
Year Ended October 31, 2003	(0.30)	–	(0.30)	–		–	$10.00	3.05%
Year Ended October 31, 2004	(0.22)	(0.01)	(0.23)	0.01(	g)	0.07	$10.00	2.26%	(l)
Year Ended October 31, 2005	(0.26)	–	(0.26)	–		–	$9.83	0.95%
Year Ended October 31, 2006	(0.33)	–	(0.33)	–		–	$9.87	3.78%
Six Months Ended April 30, 2007 (Unaudited)	(0.17)	–	(0.17)	–		–	$9.91	2.16%
IRA Shares
Year Ended October 31, 2002	(0.43)	(0.04)	(0.47)	0.04(	j)	–	$10.00	4.41%
Year Ended October 31, 2003	(0.30)	–	(0.30)	–		–	$10.00	2.99%
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01(	g)	0.07	$10.00	2.30%	(m)
Year Ended October 31, 2005	(0.26)	–	(0.26)	–		–	$9.83	0.90%
Year Ended October 31, 2006	(0.32)	–	(0.32)	–		–	$9.87	3.73%
Six Months Ended April 30, 2007 (Unaudited)	(0.18)	–	(0.18)	–		–	$9.91	2.27%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
			Ratio of Net	Ratio of	Investment
			Investment	Expenses	Income
	Net Assets	Ratio of	Income	(Prior to	(Prior to
	at End	Expenses	to Average	Reimbursements)	Reimbursements)
	of Period	to Average	Net	to Average	to Average	Portfolio
	(000’s)	Net Assets (c)	Assets (c)	Net Assets (c) (d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Period Ended October 31, 2003 (f)	$42	0.95%	2.68%	1.05%	2.58%	16.61%
Year Ended October 31, 2004	$1,585	0.86%	2.08%	0.96%	1.98%	129.96%
Year Ended October 31, 2005	$1,017	0.78%	2.40%	0.88%	2.30%	292.03%
Year Ended October 31, 2006	$959	0.71%	3.14%	0.81%	3.04%	28.68%
Six Months Ended April 30, 2007 (Unaudited)	$843	0.67%	3.73%	0.77%	3.63%	20.98%
Class C Shares
Period Ended October 31, 2005 (i)	$1	1.40%	2.08%	1.40%	2.08%	292.03%
Year Ended October 31, 2006	$142	1.18%	2.71%	1.28%	2.61%	28.68%
Six Months Ended April 30, 2007 (Unaudited)	$30	1.17%	3.23%	1.27%	3.13%	20.98%
Institutional Class Shares
Year Ended October 31, 2002	$19,239	0.57%	4.73%	0.71%	4.69%	37.37%
Year Ended October 31, 2003	$47,491	0.60%	3.40%	0.70%	3.30%	16.61%
Year Ended October 31, 2004	$72,996	0.54%	2.63%	0.64%	2.53%	129.96%
Year Ended October 31, 2005	$6,741	0.49%	2.46%	0.59%	2.36%	292.03%
Year Ended October 31, 2006	$5,354	0.46%	3.38%	0.56%	3.28%	28.68%
Six Months Ended April 30, 2007 (Unaudited)	$1,694	0.42%	3.97%	0.52%	3.87%	20.98%
Service Shares
Year Ended October 31, 2002	$84,679	0.96%	4.23%	1.08%	4.21%	37.37%
Year Ended October 31, 2003	$196,569	0.95%	3.06%	1.05%	2.96%	16.61%
Year Ended October 31, 2004	$263,900	0.97%	2.20%	1.07%	2.10%	129.96%
Year Ended October 31, 2005	$80,818	0.83%	2.31%	0.93%	2.21%	292.03%
Year Ended October 31, 2006	$67,817	0.79%	3.05%	0.89%	2.95%	28.68%
Six Months Ended April 30, 2007 (Unaudited)	$64,380	0.91%	3.49%	1.01%	3.39%	20.98%
IRA Shares
Year Ended October 31, 2002	$38,001	1.01%	4.00%	1.11%	4.00%	37.37%
Year Ended October 31, 2003	$413,934	1.01%	2.90%	1.11%	2.80%	16.61%
Year Ended October 31, 2004	$369,014	0.91%	2.29%	1.01%	2.19%	129.96%
Year Ended October 31, 2005	$43,888	0.83%	2.21%	0.93%	2.11%	292.03%
Year Ended October 31, 2006	$22,263	0.84%	2.99%	0.94%	2.89%	28.68%
Six Months Ended April 30, 2007 (Unaudited)	$18,000	0.68%	3.72%	0.78%	3.62%	20.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.
(i)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(j)	Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.
(l)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.
(m)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

See accompanying notes to financial statements.

2007 Semiannual Report 111

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Tax-Free Income Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$10.51	0.47	–	0.47	(0.47)
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42	(0.44)
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)
Six Months Ended April 30, 2007 (Unaudited)	$10.50	0.21	(0.09)	0.12	(0.21)
Class B Shares
Period Ended October 31, 2003 (h)	$10.28	0.06	0.20	0.26	(0.06)
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)
Six Months Ended April 30, 2007 (Unaudited)	$10.50	0.17	(0.10)	0.07	(0.17)
Class C Shares
Period Ended October 31, 2003 (h)	$10.27	0.06	0.20	0.26	(0.06)
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)
Six Months Ended April 30, 2007 (Unaudited)	$10.48	0.17	(0.10)	0.07	(0.17)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	–	(0.47)	$10.51	4.57%
Year Ended October 31, 2003	–	(0.44)	$10.49	4.09%
Year Ended October 31, 2004	–	(0.43)	$10.67	5.97%
Year Ended October 31, 2005	–	(0.39)	$10.49	1.98%
Year Ended October 31, 2006	–	(0.43)	$10.50	4.30%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.23)	$10.39	1.18%
Class B Shares
Period Ended October 31, 2003 (h)	–	(0.06)	$10.48	2.48%
Year Ended October 31, 2004	–	(0.35)	$10.67	5.28%
Year Ended October 31, 2005	–	(0.31)	$10.48	1.19%
Year Ended October 31, 2006	–	(0.35)	$10.50	3.52%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.19)	$10.38	0.71%
Class C Shares
Period Ended October 31, 2003 (h)	–	(0.06)	$10.47	2.48%
Year Ended October 31, 2004	–	(0.36)	$10.64	5.12%
Year Ended October 31, 2005	–	(0.31)	$10.46	1.30%
Year Ended October 31, 2006	–	(0.35)	$10.48	3.53%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.19)	$10.36	0.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$7,586	0.99%	4.48%		(f)		(f)	27.77%
Year Ended October 31, 2003	$7,580	0.98%	4.20%		(f)		(f)	16.91%
Year Ended October 31, 2004	$9,599	0.93%	4.10%		(f)		(f)	0.00%
Year Ended October 31, 2005	$10,054	0.98%	3.67%		(f)		(f)	3.70%
Year Ended October 31, 2006	$8,714	0.95%	4.12%		(f)		(f)	1.91%
Six Months Ended April 30, 2007 (Unaudited)	$7,896	0.92%	4.10%	0.92%		4.09%		22.57%
Class B Shares
Period Ended October 31, 2003 (h)	$41	1.72%	3.54%		(f)		(f)	16.91%
Year Ended October 31, 2004	$370	1.68%	3.36%		(f)		(f)	0.00%
Year Ended October 31, 2005	$602	1.73%	2.90%		(f)		(f)	3.70%
Year Ended October 31, 2006	$792	1.70%	3.37%		(f)		(f)	1.91%
Six Months Ended April 30, 2007 (Unaudited)	$764	1.66%	3.35%	1.67%		3.35%		22.57%
Class C Shares
Period Ended October 31, 2003 (h)	$1	1.72%	3.65%		(f)		(f)	16.91%
Year Ended October 31, 2004	$984	1.66%	3.32%		(f)		(f)	0.00%
Year Ended October 31, 2005	$1,211	1.73%	2.91%		(f)		(f)	3.70%
Year Ended October 31, 2006	$1,207	1.70%	3.38%		(f)		(f)	1.91%
Six Months Ended April 30, 2007 (Unaudited)	$1,246	1.66%	3.35%	1.67%		3.35%		22.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(h)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

See accompanying notes to financial statements.

112 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class D Shares
Year Ended October 31, 2002	$10.50	0.49	0.01	0.50	(0.49)
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45	(0.47)
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)
Six Months Ended April 30, 2007 (Unaudited)	$10.50	0.23	(0.09)	0.14	(0.23)
Class X Shares
Year Ended October 31, 2002	$10.50	0.40	0.01	0.41	(0.40)
Year Ended October 31, 2003 (g)	$10.51	0.38	(0.02)	0.36	(0.38)
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)
Year Ended October 31, 2006	$10.48	0.37	0.02	0.39	(0.37)
Six Months Ended April 30, 2007 (Unaudited)	$10.50	0.18	(0.09)	0.09	(0.18)
Class Y Shares
Year Ended October 31, 2002	$10.48	0.41	–	0.41	(0.40)
Year Ended October 31, 2003 (g)	$10.49	0.39	(0.03)	0.36	(0.38)
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)
Year Ended October 31, 2006	$10.46	0.36	0.02	0.38	(0.37)
Six Months Ended April 30, 2007 (Unaudited)	$10.47	0.18	(0.09)	0.09	(0.18)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a) (b)

Class D Shares
Year Ended October 31, 2002	–	(0.49)	$10.51	4.94%
Year Ended October 31, 2003	–	(0.47)	$10.49	4.36%
Year Ended October 31, 2004	–	(0.46)	$10.67	6.23%
Year Ended October 31, 2005	–	(0.42)	$10.48	2.24%
Year Ended October 31, 2006	–	(0.46)	$10.50	4.56%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.25)	$10.39	1.30%
Class X Shares
Year Ended October 31, 2002	–	(0.40)	$10.51	4.05%
Year Ended October 31, 2003 (g)	–	(0.38)	$10.49	3.48%
Year Ended October 31, 2004	–	(0.37)	$10.67	5.34%
Year Ended October 31, 2005	–	(0.32)	$10.48	1.36%
Year Ended October 31, 2006	–	(0.37)	$10.50	3.68%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.20)	$10.39	0.88%
Class Y Shares
Year Ended October 31, 2002	–	(0.40)	$10.49	4.06%
Year Ended October 31, 2003 (g)	–	(0.38)	$10.47	3.49%
Year Ended October 31, 2004	–	(0.37)	$10.65	5.35%
Year Ended October 31, 2005	–	(0.33)	$10.46	1.37%
Year Ended October 31, 2006	–	(0.37)	$10.47	3.59%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.20)	$10.36	0.88%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class D Shares
Year Ended October 31, 2002	$195,601	0.73%	4.74%		(f)		(f)	27.77%
Year Ended October 31, 2003	$184,774	0.72%	4.47%		(f)		(f)	16.91%
Year Ended October 31, 2004	$174,451	0.68%	4.35%		(f)		(f)	0.00%
Year Ended October 31, 2005	$162,139	0.72%	3.92%		(f)		(f)	3.70%
Year Ended October 31, 2006	$145,553	0.70%	4.37%		(f)		(f)	1.91%
Six Months Ended April 30, 2007 (Unaudited)	$138,656	0.66%	4.35%	0.67%		4.35%		22.57%
Class X Shares
Year Ended October 31, 2002	$6,445	1.58%	3.88%	(f)		(f)		27.77%
Year Ended October 31, 2003 (g)	$6,861	1.57%	3.61%	(f)		(f)		16.91%
Year Ended October 31, 2004	$6,342	1.53%	3.50%	(f)		(f)		0.00%
Year Ended October 31, 2005	$4,903	1.57%	3.06%	(f)		(f)		3.70%
Year Ended October 31, 2006	$3,167	1.55%	3.52%	(f)		(f)		1.91%
Six Months Ended April 30, 2007 (Unaudited)	$2,927	1.51%	3.50%	1.52%		3.50%		22.57%
Class Y Shares
Year Ended October 31, 2002	$221	1.59%	3.87%	(f)		(f)		27.77%
Year Ended October 31, 2003 (g)	$652	1.57%	3.61%	(f)		(f)		16.91%
Year Ended October 31, 2004	$493	1.54%	3.51%	(f)		(f)		0.00%
Year Ended October 31, 2005	$232	1.58%	3.05%	(f)		(f)		3.70%
Year Ended October 31, 2006	$135	1.55%	3.53%	(f)		(f)		1.91%
Six Months Ended April 30, 2007 (Unaudited)	$130	1.52%	3.51%	1.52%		3.51%		22.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(h)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

See accompanying notes to financial statements.

2007 Semiannual Report 113

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds”. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Large Cap Value Fund (“Large Cap Value,” formerly, “Gartmore Large Cap Value Fund”)
-	Nationwide Mid Cap Growth Fund (“Mid Cap Growth,” formerly, “Gartmore Mid Cap Growth Fund”)
-	Nationwide Small Cap Fund (“Small Cap,” formerly, “Gartmore Small Cap Fund”)
-	Nationwide Value Opportunities Fund (“Value Opportunities,” formerly, “Gartmore Value Opportunities Fund”)
-	Nationwide Bond Fund (“Bond,” formerly, “Gartmore Bond Fund”)
-	Nationwide Enhanced Income Fund (“Enhanced Income,” formerly, “Gartmore Enhanced Income Fund”)
-	Nationwide Government Bond Fund (“Government Bond,” formerly, “Gartmore Government Bond Fund”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond,” formerly, “Gartmore Short Duration Bond Fund”)
-	Nationwide Tax-Free Income Fund (“Tax-Free Income,” formerly, “Gartmore Tax-Free Income Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

114 Semiannual Report 2007

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty of Nomura Securities.

2007 Semiannual Report 115

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

116 Semiannual Report 2007

As of April 30, 2007, the following Funds had securities with the following value on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Large Cap Value	$2,542,468	$2,651,837

Small Cap	361,052,027	375,963,614

Value Opportunities	2,032,716	2,097,759

Bond*	2,749,188	2,799,986

*	Includes $823,272 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 7.50% and maturity dates ranging from 05/09/07 to 01/25/48.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Large Cap Value, Mid Cap Growth, Small Cap and Value Opportunities (the “Equity Funds”) and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Large Cap Value	$41,474,406	$5,620,542	$(215,205)	$5,405,337

Mid Cap Growth	6,925,615	1,299,811	(144,194)	1,155,617

Small Cap	1,695,577,991	60,967,218	(52,810,447)	8,156,771

Value Opportunities	17,117,092	1,350,220	(344,614)	1,005,606

Bond	93,506,876	2,881,803	(604,374)	2,277,429

Enhanced Income	163,316,457	180,675	(504,111)	(323,436)

Government Bond	119,473,579	1,225,808	(303,125)	922,683

Short Duration Bond	85,451,771	89,832	(1,047,107)	(957,275)

Tax-Free Income	144,926,709	9,068,037	(68,682)	8,999,355

2007 Semiannual Report 117

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust” (“GMF”) or “Gartmore Morley Capital Management, Inc”. (“GMCM”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). In addition, NFA provides investment management evaluation services in initially selecting and monitoring subadvisers on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Large Cap Value	NFA	NorthPointe Capital, LLC (a)

Mid Cap Growth	NFA	NorthPointe Capital, LLC (a)

Small Cap	NFA	n/a

Value Opportunities	NFA	NorthPointe Capital, LLC (a)

Bond	NFA	n/a

Enhanced Income	NFA	Morley Capital Management, Inc. (a)

Government Bond	NFA	n/a

Short Duration Bond	NFA	Morley Capital Management, Inc. (a)

Tax-Free Income	NFA	n/a

(a)	Affiliate of NFA.

118 Semiannual Report 2007

Under the terms of the Investment Advisory Agreements, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadvisers, where applicable, is as follows for the six months ended April 30, 2007:

		Total
Fund	Fee Schedule	Fees

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $1 billion	0.725%
	$1 billion up to $2 billion	0.70%
	$2 billion up to $5 billion	0.675%
	On $5 billion and more	0.65%

Small Cap	Up to $100 million	0.95%
	On $100 million and more	0.80%

Value Opportunities	Up to $250 million	0.70%
	$250 million up to $1 billion	0.675%
	$1 billion up to $2 billion	0.65%
	$2 billion up to $5 billion	0.625%
	On $5 billion and more	0.60%

Enhanced Income and	Up to $500 million	0.35%
Short Duration Bond (a)	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

(a)	MCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders, for the Short Duration Bond Fund.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $64,244 for the six months ended April 30, 2007.

NFA, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale divided expenses, administrative service fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2008.

Fund	Expense Caps	Amount

Large Cap Value	All Classes	1.15%

Mid Cap Growth	All Classes	1.15%

Small Cap	All Classes	1.35%

Value Opportunities	All Classes	1.10%

Short Duration Bond	All Classes	0.55%

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) the previous five fiscal years or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set

2007 Semiannual Report 119

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted. Large Cap Value and Small Cap can no longer reimburse NFA under the terms of their expense limitation agreement.

As of April 30, 2007, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months Ended
Fund	2004	2005	2006	April 30, 2007

Large Cap Value	$17,394	$8,421	$–	$–

Mid Cap Growth	34,484	36,261	27,464	17,439

Small Cap	–	3,826	–	–

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y	Service Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Value Opportunities	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a

Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a	n/a

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a

Short Duration Bond	0.25%	n/a	0.75%	n/a	n/a	n/a	0.25%

Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%	n/a

[Additional columns below]

[Continued from above table, first column(s) repeated]

IRA
Fund	Class

Large Cap Value	n/a

Mid Cap Growth	n/a

Small Cap	n/a

Value Opportunities	n/a

Bond	n/a

Enhanced Income	n/a

Government Bond	n/a

Short Duration Bond	0.25%

Tax-Free Income	n/a

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the six months ended April 30, 2007, NFD received commissions of $274,652 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $214,324 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various

120 Semiannual Report 2007

administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFA. NFA pays NFM from these fees for NFM’s services.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements that NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount that NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for the Short Duration Bond Fund). For the Short Duration Bond Fund, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

2007 Semiannual Report 121

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

For the six months ended April 30, 2007, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Large Cap Value	$13,011

Small Cap	24,581

Bond	23,307

Value Opportunities	3,144

Enhanced Income	498

Government Bond	59,352

Short Duration Bond	36,593

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $16,028.

As of April 30, 2007, the Adviser or affiliates of the Adviser directly held 25% of the shares outstanding of the Mid Cap Growth Fund.

4. Short-Term Trading Fees

The Funds (except the Enhanced Income Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase (within 90 calendar days for the Mid Cap Growth and Small Cap Funds and within seven calendar days for the Bond, Government Bond, Short Duration Bond and Tax-Free Income Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2007, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Large Cap Value	$4,084

Mid Cap Growth	2,911

Small Cap	268,983

Value Opportunities	338

Bond	650

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co, the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a

122 Semiannual Report 2007

commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Large Cap Value	$25,528,310	$15,659,454

Mid Cap Growth	2,538,576	2,472,820

Small Cap	1,557,178,459	880,026,321

Value Opportunities	13,694,570	14,617,568

Bond	7,182,313	18,601,699

Enhanced Income	91,936,298	364,790,667

Government Bond	27,190,942	60,039,124

Short Duration Bond	17,427,982	28,369,670

Tax-Free Income	34,964,874	37,401,323

Purchases and sales of U.S. Government securities for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Bond	$2,931,391	$10,988,520

Enhanced Income	17,590,852	–

Government Bond	31,932,830	35,512,225

Short Duration Bond	12,052,500	13,909,219

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a

2007 Semiannual Report 123

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

9. Other

During the six months ended April 30, 2007, the Enhanced Income Fund, delivered securities of the Fund in exchange for the redemption of Institutional Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $197,215,094. For financial reporting purposes, the Fund recorded net realized losses of $1,778,274 in connection with the transactions. However, for tax purposes, the transaction received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

124 Semiannual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

2007 Semiannual Report 125

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

126 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

2007 Semiannual Report 127

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

128 Semiannual Report 2007

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” ), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”,) cast in person at a meeting called for the purpose of voting on such approval.

The Board meets quarterly and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees considers at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including the services and support provided to the Fund and its shareholders.

On December 6, 2006, the Independent Trustees first met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning February 28, 2007. Immediately following such meeting of the Independent Trustees, all Trustees met in person with Adviser, Trust counsel, Independent Legal Counsel and others to consider such matters, and give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 6 and 7, 2006 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 6 and 7, 2006 meeting the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2006) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, (ii) information from Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2006) compared with the Fund’s benchmark and Lipper categories, (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2006, and annual performance for the year ended November 30, 2006, (v) reports from Adviser describing, on a Fund-by-Fund basis, Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of Adviser’s methodology in calculating its profitability, (vi) information from Adviser describing, on a Fund-by-Fund basis, any fees paid to Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to Adviser’s affiliates for serving as the Trust’s administrator, fund accountant and transfer agent.

At the December 6 and 7, 2006 meeting, the Trustees reviewed, considered and discussed, among themselves and with Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and: (i) the nature, extent and quality of services provided by Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by Adviser under the Advisory Agreement and the profits realized by Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group funds to their investment advisers and paid by non-affiliated institutional clients to Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover

2007 Semiannual Report 129

Supplemental Information (Unaudited) (Continued)

rates, and other benefits from the allocation of brokerage; the financial condition and stability of Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 6 and 7, 2006 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 11, 2007.

At the January 11, 2007 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by Adviser in follow-up from the December 6 and 7, 2006 Board meeting and, after consulting among themselves, and with Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Large Cap Value Fund

The Board considered that the Fund had out performed its benchmark, the Russell 1000 Value Index, over the one-, three-, and five-year periods. The Board also considered the performance of Class A shares of the Fund had ranked in the second quintile of the Fund’s Lipper-constructed Performance Group over the one-, and four-year periods and ranked in the top quintile over the two-, three-, and five-year periods ended September 30, 2006. The Board found that the Fund’s performance compared to that of its peer group and benchmark had been very good for all periods considered. Based on its review and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that the nature, quality and extent of services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group. The Board also noted that the expense ratio for Class A shares of the Fund placed the Fund in the third quintile of the Expense Group but further considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2008. The Board concluded the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board also considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during the twelve month periods ended September 30, 2006 and 2005. The Board also considered the costs of the services provided by and the amount of the profits realized by the Fund’s adviser and determined that the amount of profit is a fair entrepreneurial profit for management of the Fund.

Nationwide Mid Cap Growth Fund

The Board considered that the Fund had underperformed its benchmark, the Russell Mid-Cap Growth Index, for the one-, and three-year periods. The Board also considered that performance of the Fund’s Class A shares ranked in the second quintile over the one- and two-year periods and ranked in the third quintile over the three-year period compared to that of its Lipper-constructed Performance Group. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that the nature, extent and quality of services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the third quintile,

130 Semiannual Report 2007

slightly higher than the median of its Expense Group. The Board also considered that the Fund’s adviser has contractually agreed to limit the Fund’s expenses through at least February 28, 2008. Based on its review, the Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund and its shareholders receive and the other factors considered.

The Board also noted that the Fund’s adviser had reported a loss from investment management services for this Fund for each of the twelve month periods ended September 30, 2006 and 2005.

Nationwide Small Cap Fund

The Board considered that the Fund had outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods. The Board also considered that the performance of Class A shares of the Fund ranked in the top quintile of its Lipper-constructed Performance Group for the one-, two-, three-, four-, and five-year periods. The Board found that performance has been very good over all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses placed the Fund in the third quintile of its Lipper-constructed Expense Group, slightly less than the median of its Expense Group. Based on its review, the Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board also noted that the Fund’s adviser has reported a pre-tax profit margin for the twelve months ended September 30, 2006, as compared to a loss for investment management services to this Fund for the prior twelve-month period ended September 30, 2005. The Board considered the costs of the services provided by and the profit realized by the Fund’s adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Value Opportunities Fund

The Board considered that the Fund had underperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods. The Board also noted, however, that the Fund’s performance over the one-, and two-year periods has been relatively good. The Board also considered that the performance of Class A shares of the Fund ranked in the second quintile of its Lipper-constructed Performance Group over the one-, and two-year periods, in the fourth quintile over the three-, and four-year periods, and in the third-quintile over the five-year period. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that the nature, extent and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the first quintile of the Fund’s Lipper-constructed Expense Group. The Board also noted, that the Fund’s adviser has contractually agreed to limit the Fund’s operating expenses through at least February 28, 2008. The Board also considered that the Fund’s total expenses compared with its Lipper-constructed Expense Group were low. Based on its review, the Board concluded that the Fund’s management fees and total expenses were reasonable in light of the services the Fund receives and the other factors considered.

The Board also noted that the Fund’s adviser had reported a loss for investment management services during both of the most recent twelve month periods ending September 30, 2006 and 2005.

Nationwide Bond Fund

The Board considered that the Fund had outperformed its benchmark, the Lehman Government/ Credit Bond Index, over the one-, three-, and five-year period. The Board also noted that performance of the Fund’s Class A shares ranked in the

2007 Semiannual Report 131

Supplemental Information (Unaudited) (Continued)

first quintile of the Fund’s Lipper-constructed Performance Group over the one-, two-, three-, and four-year periods and in the second quintile of its Performance Group over the five-year period. The Board concluded the performance had been very good for all periods presented. Based on its review, and giving particular weight to the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that the nature, extent and quality of services provided to the Fund will benefit the Fund and its shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints place the Fund in the first quintile of its Lipper-constructed Expense Group. The Board also noted that the Fund’s total expenses were relatively high, placing the Fund in the fifth quintile of its Expense Group, due, in part, to the Fund’s small asset base relative to that of its peers. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services for each of the twelve-month periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the Fund’s adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for management of the Fund.

Nationwide Government Bond Fund

The Board considered that the Fund had underperformed its benchmark, the Merrill Lynch Master Index for the one-, three-, and five-year periods. The Board also considered however, that the Fund’s Class A shares performance ranked in the second quintile of its Lipper-constructed Peer Group over the one-, and four-year periods and ranked in the first quintile over the two-, three-, and five-year periods reported. The Board found that performance has been very good for all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that performance had been relatively good for all periods presented and the nature, extent, and quality of the services provided to the Fund will benefit Fund shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively high, placing the Fund in the fifth quintile of its Expense Group, due, in part, to the Fund’s small asset base relative to its Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors discussed.

The Board also considered that the Fund’s adviser had reported a pre-tax profit for its investment advisory services during the twelve month periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the Fund’s adviser, in connection with the operation of the Fund and concluded the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Enhanced Income Fund

The Board considered that the Fund underperformed its benchmark, the Merrill Lynch 6-month (50%) and Merrill Lynch 1-Year T-Bill Index (50%), for the one-, three-, and five-year periods. The Board also considered that the performance of the Fund’s Class A shares ranked in the fourth quintile of the Fund’s Lipper-constructed Performance Group over the one-year period presented and the fifth quintile over the two-, and three-year periods. Management discussed with the Board the reasons for the Fund’s underperformance. The Board concluded that although the Fund has underperformed, management has committed to closely review and monitor the performance of the Fund to endeavor to improve the Fund’s relative performance. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to endeavor to improve the Fund’s relative performance the Board concluded that the nature, extent, and quality of services provided to the Fund will benefit Fund shareholders.

The Board also considered that the contractual advisory fee and breakpoints place the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses rank in the third quintile of

132 Semiannual Report 2007

the Fund’s Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board also noted that the Fund’s adviser reported a pre-tax profit margin for the twelve months ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Short-Duration Bond Fund

The Board considered that the Fund had underperformed its benchmark, the Merrill Lynch Treasuries 1-3 Years Index, for the one-year period but had outperformed the benchmark for the three-year period. The Board further considered that the performance of the Fund’s Class A shares ranked in the fourth quintile of the Fund’s Lipper-constructed Performance Group over the one-, and two-year periods and the second quintile over the three- year period. The Board also noted that, despite the Fund’s underperformance over the one-, and two-year periods, its recent performance has been improving and management has committed to closely review and monitor the performance of the Fund to endeavor to improve the Fund’s relative performance. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser, to improve relative performance, and based on the factors discussed above, the Board concluded that the nature, extent and quality of the services provided to the Fund will benefit the Fund and its shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the first quintile as compared to its Lipper-constructed Expense Group. The Board also noted that the Fund’s adviser has contractually agreed to limit Fund expenses through at least February 28, 2008. The Board also considered that the Fund’s total expenses were relatively low, placing the Fund in the first quintile. The Board concluded that the Fund’s management fee and total expenses were relatively low and fair and reasonable in light of the services the Fund receives and the other factors considered.

Finally, the Board noted that the adviser reported a loss for investment management services during the twelve month period ended September 30, 2006, compared to a pre-tax profit margin for the prior twelve-month period.

Nationwide Tax-Free Income Fund

The Board considered that the Fund had underperformed its benchmark, the Lehman Municipal Bond Index over the one-, three-, and five-year periods. The Board also considered that performance of the Fund’s Class A shares ranked in the fifth quintile of the Fund’s Lipper-constructed Peer Group over the one-, two-, and five-year periods and had ranked in the fourth quintile over the three-, and four-year periods. Following a lengthy discussion with management about the Fund’s performance, the Board determined that, as the Fund is managed for income only, as disclosed in the Fund’s prospectus, and not total return, the Fund is performing in accordance with expectations. Moreover, the Board noted management’s commitment of additional resources to endeavor to improve the Fund’s relative performance. Based on its review, and giving particular weight to that nature and quality of the resources dedicated by the Fund’s adviser to improve relative performance, and based on the factors described above, the Board concluded that the nature, extent and quality of services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile, equal to the median, of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses compared with its Lipper-constructed Expenses Group placed the Fund in the fourth quintile of its Expense Group. The Board and management discussed the Fund’s expense ratio at length. The Board concluded that the Fund’s management fee was fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser had reported pre-tax profits for each of the twelve month periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the amount of the profits realized by the Fund’s adviser in connection with the operation of the Fund and concluded the amount of profit is a fair entrepreneurial profit for management of the Fund.

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Supplemental Information (Unaudited) (Continued)

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors with respect to each of the Funds above, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement (and, if applicable, Sub-Advisory Agreement) with respect to each Fund above, should be renewed.

B. Approval of New Advisory Agreement

At its January 11, 2007 meeting, the Board also unanimously approved a new investment advisory agreement (the “New Agreement”) for each Fund with Nationwide Fund Advisors, (“NFA”) the then-current adviser to each of the Funds (except the Nationwide Short-Duration Bond Fund and Nationwide Enhanced Income Fund, together, the “Morley Funds” for which Morley Capital Management (“Morley”) served as adviser) to become effective upon the closing of the acquisition of NFA by Nationwide Financial Services, Inc. (“NFS”) from Nationwide Corporation (“NWC”) which closed on April 30, 2007 (the “Transaction”). In approving the New Agreement, the Board considered NFA’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with NFA’s senior management with respect to the Funds, including the information provided by management at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007. In addition, the Board also considered NFS’ announced intentions, over time, that NFA will operate exclusively as “manager of managers” in which NFA, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of NFA and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio management services to the Funds should any of the current portfolio mangers elect to terminate their employment with NFA and/or not become employed by an existing or new subadviser for a Fund. In this regard, NFA advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage such Fund, reasonable efforts are being made by NFA to achieve this result. Assuming however that these portfolio managers become employed by an unaffiliated subadviser, NFA, subject to Board approval, has stated its intention to hire such subadviser(s) under the Manager of Managers Exemptive Order that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”) without obtaining shareholder approval. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by NFA were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New Agreement. The Board submitted the New Agreement to each Fund’s shareholders for their approval. A Special Meeting of Shareholders of the Trust was held on April 23, 2007 and several adjournments have been taken with respect to certain Funds of the Trust. As of the date of this report, however, all of the above-referenced Funds have approved the New Agreement.

C. Approval of New Sub-Advisory Agreements

Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund, Nationwide Mid Cap Growth Fund

Additionally, the Board also approved at its January 11, 2007 meeting, a subadvisory agreement between the Trust, on behalf of the above-referenced Funds (“NorthPointe Funds”), NFA and NorthPointe Capital LLC (“NorthPointe”) to take effect upon the closing of the Transaction (“New SubAdvisory Agreement”). The Board considered NFA’s representation, as well as the representation of Nationwide Mutual Insurance Company (“Nationwide Mutual”) that as the NorthPointe Funds’ subadviser, NorthPointe will continue to provide the same nature and quality services that NorthPointe provided to the NorthPointe Funds as their adviser. The Board also noted that, as NFA will pay NorthPointe’s subadvisory fee out of the fee NFA receives from each NorthPointe Fund under the New Agreement, the New SubAdvisory Agreement would not result in any change in a NorthPointe Fund’s advisory fee. The Board also approved submission of the New SubAdvisory Agreement to shareholders of record of the NorthPointe Funds as of February 2, 2007. Shareholders of the NorthPointe Funds have approved the New Agreement and New SubAdvisory Agreement and these become effective on April 30, 2007.

134 Semiannual Report 2007

The Board also noted Nationwide Mutual’s stated intention to seek unaffiliated potential buyers for NorthPointe, in particular Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the NorthPointe Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then-unaffiliated NorthPointe be retained as an unaffiliated subadviser so that the NorthPointe Funds may continue to be managed by the same portfolio managers who currently manage the NorthPointe Funds, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Exemptive Order, NFA, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NorthPointe would become if it were sold to an unaffiliated party, without seeking shareholder approval. Nationwide Mutual and NFA discussed with the Board that if NorthPointe is sold (and therefore becomes unaffiliated with NFA) and the Board approves the hiring of NorthPointe as subadviser to the NFA Funds, shareholders of the NFA Funds will receive notification of this within 90 days from the date of effectiveness of the hiring.

Nationwide Short-Duration Bond Fund and Nationwide Enhanced Income Fund

With respect to the Morley Funds, the Board also approved at its January 11, 2007 meeting, a subadvisory agreement between the Trust, (on behalf of the Morley Funds), NFA and Morley to take effect upon the closing of the Transaction (“New SubAdvisory Agreement”). The Board considered NFA’s representation, as well as the representation of Nationwide Mutual Insurance Company (“Nationwide Mutual”) that as the Morley Funds’ subadviser, Morley will continue to provide the same nature and quality services that Morley provided to the Morley Funds as their adviser. The Board also noted that, as NFA will pay Morley’s subadvisory fee out of the fee NFA receives from each Morley Fund under the New Agreement, the New SubAdvisory Agreement would not result in any change in a Morley Fund’s advisory fee. The Board also approved submission of the New SubAdvisory Agreement to shareholders of record of the Morley Funds as of February 2, 2007. Shareholders of the Morley Funds have approved the New Agreement and New SubAdvisory Agreement and these become effective on April 30, 2007.

The Board also noted Nationwide Mutual’s stated intention to seek unaffiliated potential buyers for Morley, in particular Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the Morley Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then-unaffiliated Morley be retained as an unaffiliated subadviser so that the Morley Funds may continue to be managed by the same portfolio managers who currently manage the Morley Funds, without disruption of service. On June 22, 2007, Nationwide Mutual and Principal Global Investors, LLC (“Principal”), entered into a definitive agreement under which Principal will acquire Morley (the “Morley Transaction”). The Morley Transaction is expected to close during the third quarter of 2007. Upon the closing of the Morley Transaction, a change in control of Morley will occur that will cause Morley’s New SubAdvisory Agreement with the Trust to terminate. At a meeting of the Board of Trustees held on June 13, 2007, the Board approved a new subadvisory agreement with newly-unaffiliated Morley (“New Morley Agreement”) in reliance upon the Trust’s Manager of Mangers Exemptive Order. The New Morley Agreement will take effect immediately upon the closing of the Morley Transaction and will ensure continued provision of subadvisory services by Morley to the Morley Funds. The portfolio mangers of the Morley Funds currently are expected to remain the same after the closing of the Morley Transaction. Shareholders of the Morley Funds will receive an Information Statement within 90 days of the closing of the Morley Transaction providing additional information about the Morley Transaction and newly-unaffiliated Morley.

Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore

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Supplemental Information (Unaudited) (Continued)

Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

*	This meeting was previously adjourned on April 23, 2007.

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

136 Semiannual Report 2007

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

Nationwide Optimal Allocations Fund:
Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

*	This meeting was previously adjourned on April 23, 2007.

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Supplemental Information (Unaudited) (Continued)

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice — first on April 23, 2007 and again on April 25, 2007.

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

		Shares
	Shares	Voted	Shares	Broker
	Voted For	Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times — first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

138 Semiannual Report 2007

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

2007 Semiannual Report 139

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SemiannualReport

April 30, 2007 (Unaudited)

Contents

2	Message to Shareholders
Sector Series*
9	Nationwide Global Financial Services Fund
16	Nationwide Global Health Sciences Fund
22	Nationwide Global Natural Resources Fund
28	Nationwide Global Technology and Communications Fund
34	Nationwide Global Utilities Fund
Leadership Series*
63	Nationwide Mid Cap Growth Leaders Fund
69	Nationwide Leaders Fund
74	Nationwide Small Cap Leaders Fund
80	Nationwide U.S. Growth Leaders Fund
86	Nationwide Worldwide Leaders Fund
International Series*
112	Nationwide China Opportunities Fund
118	Nationwide Emerging Markets Fund
125	Nationwide International Growth Fund
Concept Series*
146	Nationwide Micro Cap Equity Fund
152	Nationwide U.S. Growth Leaders Long-Short Fund

171	Notes to Financial Statements

*	Prior to May 1, 2007, each Fund was known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
April 30, 2007

Dear Fellow Shareholder:

Since I last wrote to you, our mutual funds have enjoyed another period of solid performance, and the corporate realignment that was in progress has been completed. As of May 1, 2007, Nationwide Financial Services, Inc. completed its acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Also effective on that date, our name was changed to Nationwide Funds Group, and the Gartmore Funds were renamed the Nationwide Funds to better align with the Nationwide brand. Once again, I’d like to emphasize that, although our corporate ownership and fund names have changed, it is our intention to maintain as much continuity as possible with key personnel.

Market Overview

The six-month reporting period that ended April 30, 2007, saw healthy gains in most broad-based stock indexes, both in the United States and abroad. In the U.S., stable interest rates and modest inflation helped to boost share prices despite a marked slowing in the overall pace of economic growth. One drag on growth came from the subprime mortgage industry due to an unusually high number of delinquencies and defaults. More broadly, slumping sales and softening prices hampered the markets for both new and existing homes. Evidence was scant, however, that the weakness in housing was spreading to the rest of the economy.

The stock market suffered a significant setback only once during the reporting period—late in February, when a plunge in China’s stocks triggered a similar reaction in other global markets. After a brief period of market choppiness, however, a broad and vigorous rebound in share prices occurred that took the Dow Jones Industrial Average to new all-time highs, while both the Standard & Poor’s (S&P) 500® Index and the technology-laden Nasdaq Composite Index posted fresh six-year highs. For the reporting period, the S&P 500 Index recorded a return of 8.60%. Meanwhile, a depreciating U.S. dollar helped boost the performance of foreign stocks, as evidenced by the 15.68% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. Emerging markets such as China and India, where economic growth was particularly robust, posted even better returns.

In the bond market, the yield curve stayed slightly inverted; yields of 3-month Treasury bills remained above those of 10-year Treasury bonds, partly due to bond investors’ expectations that the U.S. economy would achieve a so-called “soft landing” — a mild slowdown without a recession. Relatively stable yields, together with the contribution from coupon payments, enabled the Lehman Brothers Aggregate Bond Index to post a return of 2.63% for the reporting period.

Funds in the Spotlight

I’m proud to report that two of our mutual funds recently distinguished themselves by winning Lipper Fund Awards, which recognize funds that have, as the Lipper puts it, “. . . excelled in delivering consistently strong risk-adjusted performance relative to their peers.” Based on data covering the three years ended December 31, 2006, the Gartmore Small Cap Fund (Institutional Service Class: GSXIX, renamed the “Nationwide Small Cap Fund” on May 1, 2007), managed by the team of Chuck Purcell, Bill Gerlach, and Gary Haubold, won in the “Small-Cap Core Fund” category, topping a field of 533 small-cap core funds. Also distinguishing itself was the Gartmore Worldwide Leaders Fund (Institutional Service Class: GLLSX, renamed the “Nationwide Worldwide Leaders Fund” on May 1, 2007), which was recognized as the winner in the “Global Large-Cap Core Fund” category for the second year in a row. Managed by the team of Neil Rogan, Ben Walker, and Brian ONeill, the Fund was selected from among 51 global large-cap core funds.

We at Nationwide Funds Group are gratified to have won these awards and are pleased with the overall competitive performance of the funds in the Nationwide Funds® family, yet we also are acutely aware that we cannot rest on our laurels. Our objective at Nationwide Funds Group is to maintain and even to improve on the high standards which we place on ourselves.

John H. Grady
President and Chief Executive Officer
Nationwide Funds Group

2 Semiannual Report 2007

Fund Disclosure

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility; all of these risks are magnified in micro-cap companies.

Funds that concentrate on specific sectors or a relatively small number of securities are subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Concentrating investments in China and Hong Kong subjects the Nationwide China Opportunities Fund to additional risks, and makes it significantly more volatile than more geographically diverse mutual funds. The Fund is not appropriate for all investors.

In order to achieve the Nationwide U.S. Growth Leaders Long-Short Fund’s objective, the managers use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies. These strategies cause the Fund to have greater risk and volatility, higher expenses and additional tax consequences than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Nationwide Small Cap Leaders Fund, the Nationwide China Opportunities Fund and the Nationwide Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Goldman Sachs (GS) Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs (GS) Natural Resources Index: An unmanaged, modified, market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

2007 Semiannual Report 3

Message to Shareholders
Continued

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell MicrocapTM Growth Index: An unmanaged index that provides a comprehensive, unbiased measurement of the performance of the microcap growth segment of the U.S. equity market, based on continuous empirical research of microcap growth investment manager behavior; represents those stocks in the Russell MicrocapTM Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

Sales charge and fee information:

Nationwide Global Financial Services Fund
Nationwide Global Health Sciences Fund
Nationwide Natural Resources Fund
Nationwide Global Technology and Communications Fund
Nationwide Global Utilities Fund

Nationwide Leaders Fund

Nationwide Mid Cap Growth Leaders Fund
Nationwide Small Cap Leaders Fund
Nationwide U.S. Growth Leaders Fund
Nationwide Worldwide Leaders Fund

Nationwide China Opportunities Fund

Nationwide Emerging Markets Fund
Nationwide International Growth Fund

Nationwide Micro Cap Equity Fund

Nationwide U.S. Growth Leaders Long-Short Fund
Nationwide Value Opportunities Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or

4 Semiannual Report 2007

download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Key Investment Terminology

In an effort to help you better understand the many investment-related concepts presented in periodic reports, we have defined the following terms:

Asset allocation— the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long- term risk and capture potential profits across various asset classes.

Asset-backed securities— fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets— such as credit card receivables or auto leases— that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds— debt obligations issued by companies, governments and other issuers.

Callable bonds— also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price— See “Price-to-cash-flow ratio” below.

Commercial paper— short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock— securities representing shares of ownership of a company.

Consumer Price Index (CPI)— an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities— debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds— debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation— a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa (that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative— a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio— a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield— another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration— related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries— developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities— securities that represent an ownership interest in the issuer. These include common stock, preferred stock,

2007 Semiannual Report 5

Message to Shareholders
Continued

securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs)— introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate— the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible for setting a target for this rate, but the rate itself is set daily by the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities— securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP)— a commonly used indicator of a country’s economic health. Gross domestic product is a number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style— a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds— fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation— the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps— an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds— bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

Investment grade— the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2006.

Leveraged buyout— the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position— a security owned by a Fund in anticipation that the security’s price will increase.

Market capitalization— a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index— an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity— the time at which the principal amount of a bond is scheduled to be returned to investors.

6 Semiannual Report 2007

Mid-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2006.

Mortgage-backed securities— fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations— fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds— bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

Operating margin— a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid. An increasing operating margin means that a company is earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index— also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio— a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/E) ratio— a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/E ratio is high.

Short sale— the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2006.

Spread sectors/spread product— the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return— investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS)— these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities— debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities— debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

2007 Semiannual Report 7

Message to Shareholders
Continued

Valuation— the process of determining the current worth of an asset or company.

Value style— a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility— a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve— a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

8 Semiannual Report 2007

Nationwide Global Financial Services Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Global Financial Services Fund (Class A at NAV) returned 9.25%, versus 10.23% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds (consisting of 125 funds as of April 30, 2007) was 5.67%.

Can you describe the market environment during the reporting period?

Global financial stocks turned in healthy gains during the six-month review period, aided especially by the results of foreign stocks, which benefited from a depreciating U.S. dollar. Among the benchmark’s subsectors, the strongest gains were posted by real estate management and development, real estate investment trusts, and insurance stocks. The weakest performance was recorded by the thrifts and mortgage finance segment and the consumer finance group, which were directly or indirectly affected by problems in the U.S. subprime mortgage market. Despite fears that the subprime mortgage meltdown might depress overseas markets, however, no such “contagion” occurred. Mergers and acquisitions—driven largely by private equity funds—continued to be a significant factor in boosting investor sentiment and pushing share prices higher.

What areas detracted from Fund performance?

The subsectors hampering the Fund’s returns most were insurance and capital markets, with stock selection being the primary negative factor in both cases. A significant underweighting in insurance was detrimental as well. Within that group, a lack of exposure to Germany-based benchmark component Allianz SE was counterproductive, as the stock gained more than 22%. In capital markets, a position in Investment Technology Group worked against the Fund. This off-exchange trading platform was sidetracked by management changes, a lack of strategic focus and disappointing earnings. Not owning Dutch bank ABM AMRO Holding N.V. for the entire period hurt as well, as ABM’s share price got a boost in March after the company began discussions with several potential buyers. Fund holding Accredited Home Lenders, in our opinion one of the more stable subprime mortgage lenders, saw its stock sink after the value of Accredited Home Lender’s loans declined following the bankruptcies of a number of rivals.

What areas of investment provided the most positive returns for the Fund?

Favorable stock selection in the diversified financial services and commercial banking groups added the most to Fund performance versus the benchmark. Within the former category, the Fund was aided by its holdings in IntercontinentalExchange Inc. and International Securities Exchange. IntercontinentalExchange is an energy futures exchange that enjoyed increasing market share and rising trading volume during the period. Meanwhile, Fund holding International Securities Exchange surged higher near the end of April after receiving a buyout offer from Deutsche Börse, operator of the German stock exchange, at a premium of almost 50% above where the stock had been trading. Foreign banks also were well represented on our list of contributors to Fund performance and benefiting from strong loan growth, stable credit conditions, attractive valuations, and more diversified revenue streams than their U.S. peers. For example, the Fund had significant positions in China Construction Bank Corp., Unicredito Italiano SpA, and National Bank of Greece S.A., all of which contributed to Fund performance.

What is your outlook for the near term?

Looking ahead, healthy economic growth outside of the United States likely will remain a positive factor for financial stocks. Aside from the U.S. subprime mortgage market, credit conditions are generally good, although beginning to deteriorate. Valuations remain reasonable, albeit not exceptional, and earnings growth prospects are favorable for the most part. That said, inflation remains a concern in some markets, including the United States. Relatively flat yield curves—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—and rising interest rates in many economies also might pose a challenge to the financial sector and the broader market. Additionally, the recent strong performance of share prices and seasonal considerations could limit gains over the summer months.

Portfolio Managers:

Douglas Burtnick, CFA, and
Stuart Quint, CFA

2007 Semiannual Report 9

Nationwide Global Financial Services Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	9.25%	12.67%	15.79%	15.37%	1.52%
	w/SC3	2.95%	6.22%	14.43%	14.10%

Class B	w/o SC2	8.84%	11.86%	14.95%	14.52%	2.25%
	w/SC4	3.84%	6.86%	14.72%	14.42%

Class C	w/o SC2	8.86%	11.88%	14.95%	14.52%	2.25%
	w/SC5	7.86%	10.88%	14.95%	14.52%

Class R6,8		9.08%	12.25%	15.34%	14.88%	1.95%

Institutional Service Class[8]		9.41%	12.95%	16.08%	15.66%	1.27%

Institutional Class[7,8]		9.41%	13.02%	16.08%	15.66%	1.25%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10 Semiannual Report 2007

Nationwide Global Financial Services Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide Global Financial			Account Value,	Account Value,	Expenses Paid	Annualized
Services Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,092.50	$7.21	1.39%
	Hypothetical	[1]	$1,000.00	$1,018.11	$6.98	1.39%

Class B	Actual		$1,000.00	$1,088.40	$10.87	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.59	$10.54	2.10%

Class C	Actual		$1,000.00	$1,088.60	$10.88	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.59	$10.54	2.10%

Class R	Actual		$1,000.00	$1,090.80	$9.80	1.89%
	Hypothetical	[1]	$1,000.00	$1,015.63	$9.49	1.89%

Institutional Service Class	Actual		$1,000.00	$1,094.10	$5.66	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.59	$5.47	1.09%

Institutional Class	Actual		$1,000.00	$1,094.10	$5.71	1.10%
	Hypothetical	[1]	$1,000.00	$1,019.55	$5.52	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 11

Nationwide Global Financial Services Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.2%
Repurchase Agreements	2.4%
Liabilities in excess of other assets	-0.6%

100.0%

Top Holdings*

UniCredito Italiano SpA,	3.1%
Goldman Sachs Group, Inc.	3.1%
American International Group, Inc.	2.9%
UBS AG	2.6%
HSBC Holdings PLC	2.4%
Australia & New Zealand Banking Group Ltd.	2.4%
ING Groep NV	2.4%
National Bank of Greece SA	2.3%
BNP Paribas	2.3%
Axa	2.2%
Other	74.3%

100.0%

Top Industries

Commercial Banks	43.2%
Insurance	19.9%
Diversified Financial Services	12.6%
Real Estate Investment Trusts	5.5%
Capital Markets	4.6%
Banks	3.2%
Consumer Finance	2.5%
Real Estate Management & Development	2.4%
Thrifts & Mortgage Finance	1.8%
Commercial Bank	1.8%
Other	2.5%

100.0%

Top Ten Countries

United States	42.5%
United Kingdom	8.2%
Japan	6.9%
Australia	5.9%
France	5.5%
Switzerland	4.7%
Greece	4.1%
Netherlands	4.1%
Germany	3.9%
Canada	3.2%
Other	11.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

12 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Global Financial Services Fund

Common Stocks (98.2%)

	Shares or
	Principal Amount	Value

AUSTRALIA (5.9%) (a)
Commercial Banks (4.5%)
Australia & New Zealand Banking Group Ltd.	60,400	$1,525,630
Commonwealth Bank of Australia	29,900	1,303,433

		2,829,063

Real Estate Investment Trust (REIT) (1.4%)
Westfield Group	52,230	904,060

		3,733,123

BELGIUM (0.8%) (a)
Insurance (0.8%)
Fortis NV	10,710	481,334

BERMUDA (1.3%)
Consumer Finance (0.7%)
Lazard Ltd.	8,160	441,864

Insurance (0.6%)
OneBeacon Insurance Group Ltd.	15,020	365,737

		807,601

CANADA (3.2%)
Banks (3.2%)
Royal Bank Of Canada	26,770	1,394,954
Toronto-Dominion Bank	9,990	610,420

		2,005,374

CHILE (1.4%)
Commercial Bank (1.4%)
Banco Santander Chile SA ADR — CL	17,370	858,078

CHINA (1.1%) (a)
Commercial Bank (1.1%)
China Construction Bank, Class H	1,155,390	699,254

FRANCE (5.5%) (a)
Commercial Banks (3.3%)
BNP Paribas	12,330	1,430,253
Societe Generale	2,990	633,583

		2,063,836

Insurance (2.2%)
Axa	30,980	1,422,248

		3,486,084

GERMANY (3.9%) (a)
Capital Markets (0.6%)
Deutsche Boerse AG	1,600	375,055

Commercial Banks (3.3%)
Commerzbank AG	18,920	944,012
Deutsche Bank AG	7,620	1,169,742

		2,113,754

		2,488,809

GREECE (4.1%) (a)
Commercial Banks (4.1%)
Alpha Bank AE	37,310	1,135,391
National Bank of Greece SA	26,070	1,460,152

		2,595,543

HONG KONG (0.8%) (a)
Real Estate Management & Development (0.8%)
Hang Lung Group Ltd.	135,060	517,465

IRELAND (0.7%)
Transportation (0.7%)
Genesis Lease Ltd. ADR — IE*	16,680	450,360

ITALY (3.1%) (a)
Commercial Bank (3.1%)
UniCredito Italiano SpA	189,748	1,949,318

JAPAN (6.9%) (a)
Commercial Banks (3.3%)
Mitsubishi UFJ Financial Group, Inc.	88	915,499
Mizuho Financial Group, Inc.	92	553,701
Sumitomo Mitsui Financial Group, Inc.	39	340,750
Suruga Bank Ltd.	21,900	264,792

		2,074,742

Consumer Finance (1.3%)
ORIX Corp.	3,080	821,351

Insurance (0.7%)
Millea Holdings, Inc.	11,540	427,659

Real Estate Management & Development (1.6%)
K.K. DaVinci Advisors*	340	342,634
Mitsubishi Estate Co. Ltd.	8,000	248,059
Sumitomo Realty & Development Co. Ltd.	11,400	420,839

		1,011,532

		4,335,284

2007 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Global Financial Services Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

NETHERLANDS (4.1%)
Aerospace & Defense (0.5%)
AerCap Holdings NV ADR — NL*	10,710	$312,411

Commercial Bank (1.2%) (a)
ABN AMRO Holding NV	15,880	770,395

Insurance (2.4%) (a)
ING Groep NV	32,290	1,470,610

		2,553,416

SPAIN (2.4%) (a)
Capital Markets (0.6%)
Bolsas y Mercados Espanoles*	7,300	396,066

Commercial Bank (1.8%)
Banco Bilbao Vizcaya Argentaria SA	47,610	1,138,253

		1,534,319

SWITZERLAND (4.7%) (a)
Commercial Bank (2.1%)
Credit Suisse Group	17,110	1,343,230

Insurance (2.6%)
UBS AG*	24,760	1,609,592

		2,952,822

UNITED KINGDOM (8.2%) (a)
Commercial Banks (4.7%)
HBOS PLC	46,970	1,007,857
HSBC Holdings PLC	83,986	1,549,475
Royal Bank of Scotland Group PLC	11,280	431,854

		2,989,186

Insurance (2.2%)
Lloyds TSB Group PLC	120,460	1,390,852

Real Estate Investment Trusts (REITs) (1.3%)
British Land Co. PLC	11,730	342,588
Land Securities Group PLC	11,840	460,888

		803,476

		5,183,514

UNITED STATES (40.1%)
Capital Markets (3.4%)
Charles Schwab Corp.	21,410	409,359
Highland Distressed Opportunities, Inc.*	15,490	229,717
Northern Trust Corp.	9,840	619,428
T. Rowe Price Group, Inc.	17,900	889,272

		2,147,776

Commercial Banks (9.3%)
BB&T Corp.	13,420	558,540
First Midwest Bancorp, Inc.	12,140	436,312
People’s United Financial	11,010	219,209
Security Capital Assurance Ltd.	19,580	628,518
SunTrust Banks, Inc.	5,040	425,477
U.S. Bancorp	17,260	592,881
Wachovia Corp.	22,120	1,228,545
Wells Fargo & Co.	27,490	986,616
Wintrust Financial Corp.	10,530	452,579
Zions Bancorp	4,400	359,920

		5,888,597

Consumer Finance (0.5%)
SLM Corp.	5,670	305,216

Distributor (0.8%)
ProLogis Trust	7,400	479,520

Diversified Financial Services (12.6%)
Chicago Mercantile Exchange Holdings, Inc.	1,320	682,110
Citigroup, Inc.	20,620	1,105,644
Franklin Resources, Inc.	6,150	807,556
Goldman Sachs Group, Inc.	8,890	1,943,443
IntercontinentalExchange, Inc.*	3,750	476,250
International Securities Exchange Holdings, Inc.	5,640	376,132
J.P. Morgan Chase & Co.	22,200	1,156,620
Merrill Lynch & Co., Inc.	7,870	710,110
State Street Corp.	9,570	659,086

		7,916,951

Insurance (8.4%)
AFLAC, Inc.	5,050	259,267
American Equity Investment Life Holding Co.	31,050	423,833
American International Group, Inc.	25,790	1,802,979
Assurant, Inc.	9,820	564,945
HCC Insurance Holdings, Inc.	24,740	758,528
Principal Financial Group, Inc.	10,080	639,979
Prudential Financial, Inc.	8,890	844,550

		5,294,081

IT Services (0.5%)
Wright Express Corp.*	9,870	311,004

Real Estate Investment Trusts (REITs) (2.8%)
CBRE Realty Finance, Inc.	17,820	230,769
Health Care REIT, Inc.	5,750	260,130
HFF, Inc., Class A*	18,690	298,666

14 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Real Estate Investment Trusts (continued) 4ziStar Financial, Inc. 8,060 $386,235
Quadra Realty Trust, Inc.*	20,600	287,782
SL Green Realty Corp.	2,200	309,980
		1,773,562

Thrifts & Mortgage Finance (1.8%) 9,670 358,564
Countrywide Credit Industries, Inc.	16,550	802,178
PMI Group, Inc.
		1,160,742
		25,277,449

Total Common Stocks (Cost $57,352,805)		61,909,147

Repurchase Agreements (2.4%)
Nomura Securities, 5.10% dated 04/30/07, due 05/01/07, repurchase price $1,533,098, collateralized by U.S. Government Agency Mortgages with a market value of $1,563,539	$1,532,881	1,532,881
		63,442,028
Total Investments (Cost $58,885,686) (b) — 100.6%
		(377,706)
Liabilities in excess of other assets — (0.6)%
		$ 63,064,322
NET ASSETS — 100.0%

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

CL	Chile

IE	Ireland

NL	Netherlands

See accompanying notes to financial statements.

2007 Semiannual Report 15

Nationwide Global Health Sciences Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Global Health Sciences Fund (Class A at NAV) returned 7.35%, versus 9.52% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/ Biotechnology Funds (consisting of 179 funds as of April 30, 2007) was 7.52%.

Can you describe the market environment during the reporting period?

Health-care stocks delivered solid results during the review period, topping several other market sectors but trailing the double-digit returns of materials, utilities and other top-performing groups. The health-care sector as a whole struggled early in the period, as the Democrats’ gains in the 2006 Congressional elections raised fears of new legislation that might limit the profitability of health care companies. Those fears faded, however, as the period progressed, and better-than-expected first-quarter earnings for large-cap drug makers, who benefited from demand driven in part by the federal government’s Medicare Part D prescription drug program, further improved investor sentiment. Among index subsectors, the best performance came from health care providers and services, health care equipment and supplies, and health care technology. Biotechnology was the laggard, recording a marginal loss for the period.

What areas detracted from Fund performance?

Unfavorable stock selection in the pharmaceuticals industry detracted from the Fund’s performance versus the benchmark. For example, an underweighted exposure by the Fund to Bristol-Myers Squibb Co. was detrimental. Although we thought Bristol-Myers Squibb stock was richly valued, this stock gained on speculation that the company might be acquired. Pfizer Inc. also worked against the Fund’s results. In that case, we happened to have a neutral weighting in the Pfizer stock when it declined after the company announced that it was canceling further development work on Torceptrapib, a heart disease medication. Unrewarding stock picks and an underweighting by the Fund in health care equipment and supplies also hampered the Fund’s performance. In particular, underexposure to Switzerland-based eye care stock Alcon Inc. hurt. Strong earnings and a boost from currency fluctuations aided the stock. In the case of XTENT Inc., a fledgling maker of drug-coated stents, the stock was volatile as the company worked toward securing regulatory approval to market its products.

What areas of investment provided the most positive returns for the Fund?

On the positive side, favorable stock selection in biotechnology boosted Fund returns. Underweighting Amgen was helpful to the Fund, as the stock trended lower amid news that the company had pulled its Vectibix cancer drug from a study of colon cancer treatments. The stock also was hurt by the Food and Drug Administration’s decision that labeling for the company’s anemia drugs, Epogen and Aranesp, needed stronger warnings about a number of possible side effects. An overweighted position by the Fund in another biotechnology holding, Gilead Sciences Inc., further aided Fund performance. Healthy sales of the company’s HIV drugs and optimism over Gilead’s recent acquisition of Myogen Inc. were factors boosting the stock. Pharmacy benefit manager Medco Health Solutions was another outstanding performer for the Fund. In February, Medco raised its guidance for fiscal 2007 earnings growth. Lastly, the share price of nursing home operator, and Fund holding, Manor Care Inc. was helped by positive sentiment triggered by the acquisitions of several rivals and investors’ growing appreciation for the company’s extensive real estate holdings.

What is your outlook for the near term?

We think the near-term prospects for health care stocks could be favorable. The outlook for earnings growth in the key pharmaceutical group appears solid, and valuations are attractive, in our opinion. Moreover, ongoing industry consolidation could help support share prices in the group. More broadly, health care stocks have a history of outperforming the overall market in a slowing economy, as investors seek out their potential for relatively stable earnings growth.

Portfolio Managers:

Doug Burtnick, CFA

16 Semiannual Report 2007

Nationwide Global Health Sciences Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	7.35%	11.14%	8.13%	5.89%	1.61%
	w/SC3	1.18%	4.72%	6.86%	4.90%

Class B	w/o SC2	7.12%	10.53%	7.42%	5.20%	2.27%
	w/SC4	2.12%	5.53%	7.12%	5.20%

Class C5	w/o SC2	7.02%	10.42%	7.42%	5.20%	2.27%
	w/SC6	6.02%	9.42%	7.42%	5.20%

Class R7,9		7.08%	10.75%	7.77%	5.47%	1.97%

Institutional Service Class[9]		7.60%	11.55%	8.36%	6.14%	1.43%

Institutional Class[8,9]		7.57%	11.60%	8.44%	6.21%	1.27%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 17

Nationwide Global Health Sciences Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide Global Health Sciences			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,073.50	$7.61	1.48%
	Hypothetical	[1]	$1,000.00	$1,017.66	$7.43	1.48%

Class B	Actual		$1,000.00	$1,071.20	$10.84	2.11%
	Hypothetical	[1]	$1,000.00	$1,014.54	$10.59	2.11%

Class C	Actual		$1,000.00	$1,070.20	$10.88	2.12%
	Hypothetical	[1]	$1,000.00	$1,014.49	$10.64	2.12%

Class R	Actual		$1,000.00	$1,070.80	$9.40	1.83%
	Hypothetical	[1]	$1,000.00	$1,015.93	$9.19	1.83%

Institutional Service Class	Actual		$1,000.00	$1,076.00	$5.77	1.12%
	Hypothetical	[1]	$1,000.00	$1,019.45	$5.62	1.12%

Institutional Class	Actual		$1,000.00	$1,075.70	$5.71	1.11%
	Hypothetical	[1]	$1,000.00	$1,019.50	$5.57	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

18 Semiannual Report 2007

Nationwide Global Health Sciences Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.1%
Repurchase Agreements	2.5%
Other investments*	7.7%
Liabilities in excess of other assets**	-8.3%

100.0%

Top Holdings***

Pfizer, Inc.	6.6%
Merck & Co., Inc.	5.4%
Johnson & Johnson	4.9%
Wyeth	4.4%
Gilead Sciences, Inc.	4.3%
Amgen, Inc.	3.9%
UnitedHealth Group, Inc.	3.9%
Baxter International, Inc.	3.8%
Bristol-Myers Squibb Co.	3.3%
WellPoint, Inc.	3.2%
Other	56.3%

100.0%

Top Industries

Pharmaceuticals	36.1%
Biotechnology	21.4%
Health Care Providers & Services	18.2%
Health Care Equipment & Supplies	15.9%
Life Sciences Tools & Services	4.2%
Food & Staples Retailing	1.0%
Commercial Services & Supplies	0.5%
Health Care Technology	0.5%
Electronic Equipment & Instruments	0.3%
Other	1.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 19

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Global Health Sciences Fund

Common Stocks (98.1%)

	Shares or
	Principal Amount	Value

UNITED STATES (98.1%)
Biotechnology (21.4%)
Amgen, Inc.*	20,003	$1,282,992
Applera Corp.	9,500	296,780
Array BioPharma, Inc.*	7,150	99,742
Biogen, Inc.*	8,700	410,727
Celgene Corp.*	6,930	423,839
Genentech, Inc.*	12,210	976,678
Genzyme Corp.*	14,796	966,327
Gilead Sciences, Inc.*	17,175	1,403,541
Mannkind Corp.*	9,750	141,765
MedImmune, Inc.*	5,770	327,044
Orexigen Therapeutics, Inc.*	4,210	59,151
PerkinElmer, Inc.	13,190	319,198
Pharmion Corp.*	8,600	260,494

		6,968,278

Commercial Services & Supplies (0.5%) (a)
Stericycle, Inc.*	2,000	174,280

Electronic Equipment & Instruments (0.3%)
Mettler Toledo International, Inc.*	1,050	102,501

Food & Staples Retailing (1.0%)
CVS/ Caremark Corp.	8,782	318,260

Health Care Equipment & Supplies (15.9%)
Advanced Medical Optics, Inc.* (a)	3,350	135,440
Alcon, Inc.	1,200	161,916
Bard (C.R.), Inc.	3,158	262,525
Bausch & Lomb, Inc.	1,650	97,069
Baxter International, Inc.	22,028	1,247,446
Becton, Dickinson & Co.	2,200	173,118
Boston Scientific Corp.*	10,000	154,400
Cerus Corp.* (a)	13,500	100,440
Gen-Probe, Inc.*	3,400	173,774
Hillenbrand Industry, Inc.	1,570	96,006
Hologic, Inc.*	4,070	234,228
Hospira, Inc.*	6,500	263,575
Intuitive Surgical, Inc.*	1,820	235,981
Inverness Medical Innovations, Inc.*	3,620	144,981
Kyphon, Inc.* (a)	3,320	154,745
Matria Healthcare, Inc.* (a)	5,900	170,982
Medtronic, Inc.	18,630	986,086
Xtent, Inc.*	13,530	182,926
Zimmer Holdings, Inc.*	2,200	199,056

		5,174,694

Health Care Providers & Services (18.2%)
Aetna, Inc.	11,060	518,493
AmerisourceBergen Corp.	2,200	109,978
Cardinal Health, Inc.	10,633	743,778
Coventry Health Care, Inc.*	2,200	127,226
HealthExtras, Inc.* (a)	6,300	194,985
Manor Care, Inc.	6,610	428,923
McKesson Corp.	3,400	200,022
Medco Health Solutions, Inc.*	7,870	614,017
Omnicare, Inc.	3,750	124,387
Psychiatric Solutions, Inc.* (a)	6,210	217,785
Quest Diagnostics, Inc.	4,400	215,116
Sun Healthcare Group, Inc.*	11,091	139,081
UnitedHealth Group, Inc.	23,765	1,260,971
WellPoint, Inc.*	13,210	1,043,194

		5,937,956

Health Care Technology (0.5%) (a)
TriZetto Group, Inc. (The)*	8,690	169,281

Life Sciences Tools & Services (4.2%)
Covance, Inc.*	6,274	379,577
Pharmaceutical Product Development, Inc.	4,559	164,443
Thermo Fisher Scientific, Inc.*	11,520	599,731
Waters Corp.*	3,570	212,165

		1,355,916

Pharmaceuticals (36.1%)
Abbott Laboratories	14,740	834,579
Abraxis Bioscience, Inc.* (a)	3,400	93,534
Allergan, Inc.	4,830	585,396
Astellas Pharma, Inc.	3,500	153,125
Barr Pharmaceuticals, Inc.*	2,600	125,736
Bristol-Myers Squibb Co.	37,190	1,073,303
Cardiome Pharma Corp.*	5,300	49,555
Dyax Corp.*	14,400	66,240
Eli Lilly & Co.	8,070	477,179
Johnson & Johnson	24,694	1,585,849
Merck & Co., Inc.	34,031	1,750,555
Pfizer, Inc.	81,512	2,156,808
Poniard Pharmaceuticals, Inc.*	4,780	33,221
Sanofi-Aventis	2,120	194,037
Schering-Plough Corp.	23,218	736,707

20 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. ADR — IL	9,850	$377,353
Wyeth	26,120	1,449,660

		11,742,837

Total Common Stocks (Cost $29,365,297)		31,944,003

Repurchase Agreements (2.5%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $816,279, collateralized by U.S. Government Agency Mortgages with a market value of $832,486	$816,162	816,162

Securities Held as Collateral for Securities on Loan (7.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,503,767, collateralized by U.S. Government Agency Mortgages with a market value of $2,553,465	2,503,397	2,503,397

Total Investments (Cost $32,684,856) (b) — 108.3%		35,263,562
Liabilities in excess of other assets — (8.3)%		(2,692,865)

NET ASSETS — 100.0%		$32,570,697

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

IL	Israel

See accompanying notes to financial statements.

2007 Semiannual Report 21

Nationwide Global Natural Resources Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Global Natural Resources Fund (Class A at NAV) returned 18.68%, versus 14.64% for its benchmark, the Goldman Sachs Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds (consisting of 139 funds as of April 30, 2007) was 16.51%.

Can you describe the market environment during the reporting period?

Natural resources stocks enjoyed solid performance during the review period, as the two sectors that dominate the benchmark, energy and materials, posted double-digit gains and outperformed most other market sectors. Energy stocks performed well at the beginning and especially at the end of the period, reflecting a mid-period dip and subsequent rebound in crude oil and natural gas prices. Energy companies with refining operations also benefited because tight refining capacity and healthy demand resulted in high gasoline prices paid by consumers at the pump. In the materials sector, metals and mining stocks were standout performers, fueled by rapidly advancing prices for industrial metals such as nickel and copper.

What areas of investment provided the most positive returns for the Fund?

The Fund benefited most from favorable stock selection in the materials sector, where the top contributor was Brazil-based Companhia Vale do Rio Doce, a major producer of iron ore. Companhia Vale do Rio Doce completed its acquisition of nickel producer Inco Limited, giving Companhia Vale do Rio Doce capabilities in the production of iron and nickel, adding to its inputs into the steel-making process which was in demand during the period. The Fund also benefited from its relatively large stake in copper producer Phelps Dodge Corp., which was purchased by rival Freeport-McMoRan Copper & Gold Inc. at a healthy premium. In the energy sector, Fund holding Cabot Oil & Gas Corp., primarily a producer of natural gas, continued to develop its properties in Appalachia with success. Meanwhile, drilling rig provider and Fund holding Hercules Offshore Inc. was aided by strong demand for rigs in the Gulf of Mexico and also by the acquisition of another rig company that appeared to offer significant synergies.

What areas detracted from Fund performance?

Conversely, the Fund’s performance was curbed by unfavorable stock selection in energy. Operational difficulties with several wells sidetracked Fund holding Aurora Oil & Gas Corp., and we reduced the position. Fund holding Evergreen Energy Inc., a company with a process for improving the energy output of coal by removing sulfur, mercury, and water from the coal, also was a major detractor. The Company was hurt by a flawed interpretation of industry reports regarding the marketplace’s disbelief in execution. Once the resulting misperception was corrected, however, we continued to like the company and increased the Fund’s position in it. Natural gas producer W&T Offshore Inc. further hampered our results. The company bought some properties that subsequently appeared to have less potential than first thought. The Fund’s average cash position of more than 4% was detrimental as well.

What is your outlook for the near term?

While we still like the fundamental prospects for many companies in our universe, we are also cautious about current valuations. High valuations, together with considerable uncertainty about the future direction of commodities prices, have made the energy and materials sectors prone to sharp rallies and equally sharp sell-offs. Consequently, the environment should be conducive to our style of management, which favors selling when stocks rise and buying on dips. Against this backdrop, we will continue to search for opportunities based on both valuations and growth potential.

Portfolio Managers:

William Gerlach, CFA, and
Jason Kotik, CFA

22 Semiannual Report 2007

Nationwide Global Natural Resources Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six			Expense
		Month*	1 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	18.68%	16.00%	42.27%	1.38%
	w/SC3	11.86%	9.32%	39.33%

Class B	w/o SC2	18.27%	15.15%	41.18%	2.12%
	w/SC4	13.27%	10.16%	40.62%

Class C	w/o SC2	18.26%	15.09%	41.20%	2.12%
	w/SC5	17.26%	14.09%	41.20%

Class R6		18.48%	15.62%	41.80%	1.85%

Institutional Service Class[6]		18.84%	16.27%	42.54%	1.12%

Institutional Class[6]		18.87%	16.31%	42.63%	1.12%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Natural Resources Fund, Goldman Sachs Natural Resources Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 23

Nationwide Global Natural Resources Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide Global Natural			Account Value,	Account Value,	Expenses Paid	Annualized
Resources Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,187.00	$7.32	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.00	$6.78	1.35%

Class B	Actual		$1,000.00	$1,183.00	$11.26	2.08%
	Hypothetical	[1]	$1,000.00	$1,015.00	$10.44	2.08%

Class C	Actual		$1,000.00	$1,183.00	$11.31	2.09%
	Hypothetical	[1]	$1,000.00	$1,015.00	$10.49	2.09%

Class R	Actual		$1,000.00	$1,185.00	$9.43	1.74%
	Hypothetical	[1]	$1,000.00	$1,016.00	$8.74	1.74%

Institutional Service Class	Actual		$1,000.00	$1,188.00	$5.97	1.10%
	Hypothetical	[1]	$1,000.00	$1,020.00	$5.52	1.10%

Institutional Class	Actual		$1,000.00	$1,189.00	$5.86	1.08%
	Hypothetical	[1]	$1,000.00	$1,020.00	$5.42	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

24 Semiannual Report 2007

Nationwide Global Natural Resources Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.8%
Repurchase Agreements	6.6%
Other assets in excess of liabilities	1.6%

100.0%

Top Holdings*

Occidental Petroleum Corp.	6.1%
ConocoPhillips	4.8%
Hercules Offshore, Inc.	2.7%
Transocean, Inc. ADR — KY	2.7%
Cabot Oil & Gas Corp.	2.5%
Exxon Mobil Corp.	2.5%
Teck Cominco Ltd., Class B	2.3%
Cleveland Cliffs, Inc.	2.2%
Anadarko Petroleum Corp.	2.1%
Newfield Exploration Co.	2.0%
Other	70.1%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	47.0%
Energy Equipment & Services	19.0%
Metals & Mining	13.6%
Chemicals	3.1%
Gas Utilities	1.5%
Paper & Forest Products	1.0%
Transportation Infrastructure	0.9%
Transportation	0.8%
Gas Distribution	0.7%
Containers & Packaging	0.7%
Other	11.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 25

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Global Natural Resources Fund

Common Stocks (91.8%)

	Shares or
	Principal Amount	Value

BERMUDA (0.3%)
Energy Equipment & Services (0.3%)
Weatherford International Ltd. ADR — BM*	3,000	$157,470

BRAZIL (1.7%)
Metals & Mining (1.7%)
Copanhia Vale do Rio Doce ADR — BR	23,100	938,091

CANADA (5.3%)
Metals & Mining (4.2%)
Agnico-Eagle Mines Ltd.	2,600	91,728
Barrick Gold Corp.	25,800	725,238
Silvercorp Metals, Inc.	15,000	244,818
Teck Cominco Ltd., Class B	16,393	1,246,360

		2,308,144

Oil, Gas & Consumable Fuels (1.1%)
Gastar Exploration Ltd.*	29,300	62,995
Kodiak Oil & Gas Corp. ADR — CA*	39,136	242,643
Talisman Energy, Inc.	6,373	121,087
Transglobe Energy Corp.*	50,123	219,037

		645,762

		2,953,906

CAYMAN ISLANDS (4.5%)
Energy Equipment & Services (4.5%)
Noble Corp. ADR — KY	11,956	1,006,815
Transocean, Inc. ADR — KY*	17,009	1,466,176

		2,472,991

GERMANY (0.5%)
Chemicals (0.5%)
Basf AG	2,300	273,263

GREECE (1.3%)
Marine (0.4%)
Omega Navigation Enterprises, Inc.	10,613	209,819

Transportation Infrastructure (0.9%)
Aegean Marine Petroleum Network, Inc.	32,930	512,062

		721,881

IRELAND (0.8%)
Transportation (0.8%)
Genesis Lease Ltd. ADR — IE*	17,040	460,080

NETHERLANDS ANTILLES (1.7%)
Energy Equipment & Services (1.7%)
Schlumberger Ltd. ADR — NL	12,500	922,875

PANAMA (0.3%)
Industrial Conglomerate (0.3%)
McDermott International, Inc.*	2,975	159,638

UNITED KINGDOM (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
BP PLC ADR — GB	2,272	152,951

UNITED STATES (75.1%)
Aerospace & Defense (0.5%)
Spirit Aerosystems Holdings, Inc., Class A*	7,940	251,142

Chemicals (2.6%)
Cytec Industries, Inc.	10,000	549,000
Monsanto Co.	15,300	902,547

		1,451,547

Communications Equipment (0.2%)
C&D Technologies, Inc.*	25,000	125,750

Containers & Packaging (0.7%)
Owens-Illinois, Inc.*	12,000	361,080

Electrical Equipment (0.1%)
Energy Conversion Devices, Inc.*	2,044	72,378

Energy Equipment & Services (12.5%)
Atwood Oceanics, Inc.*	4,500	283,050
Baker Hughes, Inc.	6,000	482,340
ENSCO International, Inc.	14,000	789,320
FMC Technologies, Inc.*	8,000	567,040
Grant Prideco, Inc.*	7,051	363,409
Halliburton Co.	22,451	713,268
Hercules Offshore, Inc.*	47,000	1,477,210
National-OilWell, Inc.*	6,092	516,906
Particle Drilling Technologies, Inc.*	15,000	56,700
Smith International, Inc.	5,000	262,200
Superior Well Services, Inc.*	32,857	831,282
Todco*	11,500	522,790

		6,865,515

Gas Distribution (0.7%)
Targa Resources Partners LP*	12,800	409,856

Gas Utilities (1.5%)
National Fuel Gas Co.	5,814	273,316
Questar Corp.	5,800	563,354

		836,670

Independent Power Producers & Energy Traders (0.7%)
NRG Energy, Inc.*	5,107	403,249

Machinery (0.3%)
Hardinge, Inc.	6,200	172,422

26 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Manufacturing (0.5%)
Carpenter Technology Corp.	2,100	$254,877

Metals & Mining (7.7%)
Arch Coal, Inc.	24,946	899,802
Claymont Steel Holdings, Inc.*	13,614	314,756
Cleveland Cliffs, Inc.	17,200	1,191,788
Freeport-McMoRan Copper & Gold, Inc., Class B	9,419	632,580
Grupo Simec, SA de C.V. ADR — MX*	33,010	417,907
Northwest Pipe Co.*	6,600	235,950
Royal Gold, Inc.	19,150	561,669

		4,254,452

Multi-Utility (0.5%)
MDU Resources Group, Inc.	8,600	260,580

Oil, Gas & Consumable Fuels (45.6%)
Anadarko Petroleum Corp.	25,290	1,180,031
Aurora Oil & Gas Corp.*	237,972	625,866
Cabot Oil & Gas Corp.	37,106	1,351,401
Cheniere Energy Partners LP	30,000	633,900
Cheniere Energy, Inc.*	3,000	100,050
ChevronTexaco Corp.	11,437	889,684
ConocoPhillips	38,066	2,639,877
CONSOL Energy, Inc.	600	25,122
Denbury Resources, Inc.*	31,786	1,051,799
Devon Energy Corp.	5,563	405,376
Energy Transfer Equity	25,150	953,436
EOG Resources, Inc.	2,089	153,416
Evergreen Energy, Inc.*	76,404	460,716
EXCO Resources, Inc.*	7,680	128,947
Exxon Mobil Corp.	17,000	1,349,460
Geomet, Inc.*	23,091	213,823
Harvest Natural Resources, Inc.*	22,190	223,010
Marathon Oil Corp.	7,594	771,171
McMoRan Exploration Co.*	300	3,867
Newfield Exploration Co.*	24,807	1,085,306
Noble Energy, Inc.	10,635	625,444
Occidental Petroleum Corp.	66,578	3,375,505
Parallel Petroleum Corp.*	36,647	846,912
Peabody Energy Corp.	21,229	1,018,567
RAM Energy Resources, Inc.*	194,490	933,552
Range Resources Corp.	15,743	575,407
Southwestern Energy Co.*	3,649	153,258
Superior Energy Services, Inc.*	2,540	92,278
Superior Offshore International, Inc.*	26,200	478,674
Swift Energy Co.*	7,449	302,802
Valero Energy Corp.	15,200	1,067,496
W&T Offshore, Inc.	20,532	623,146
Williams Cos., Inc. (The)	27,451	809,805

		25,149,104

Paper & Forest Products (1.0%)
Louisiana-Pacific Corp.	29,300	577,504

		41,446,126

Total Common Stocks (Cost $44,171,554)		50,659,272

Repurchase Agreements (6.6%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $3,628,797, collateralized by U.S. Government Agency Mortgages with a market value of $3,700,848	$3,628,283	3,628,283

Total Investments (Cost $47,799,837) (a) — 98.4%		54,287,555
Other assets in excess of liabilities — 1.6%		862,151

NET ASSETS — 100.0%		$55,149,704

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

BM	Bermuda

BR	Brazil

CA	Canada

GB	United Kingdom

IE	Ireland

KY	Cayman Islands

MX	Mexico

NL	Netherlands

See accompanying notes to financial statements.

2007 Semiannual Report 27

Nationwide Global Technology
and Communications Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Global Technology and Communications Fund (Class A at NAV) returned 11.29%, versus 8.14% for its benchmark, the Goldman Sachs Technology Composite Index. For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds (consisting of 290 funds as of April 30, 2007) was 8.10%.

Can you describe the market environment during the reporting period?

The environment for technology stocks was relatively favorable, although the group underperformed most other sectors during the review period. Expectations of a slowing economy and softening consumer spending led many companies to set relatively modest targets for revenue and earnings growth. A comparatively high percentage of companies, however, were able to meet or beat their profit forecasts, which helped share prices. Among the major subsectors in the benchmark, the strongest absolute performance came from IT services and the computers and peripherals group. Meanwhile, Internet software and services lagged, as did software and also electronic equipment and instruments. That said, all subsectors in the benchmark finished with positive returns.

What areas of investment provided the most positive returns for the Fund?

The Fund was aided most by favorable stock selection in communications equipment. There, our decision not to own major benchmark component Motorola Inc. was timely. A lack of compelling products to follow the company’s popular RAZR cellular handset undermined the stock. Our stake in Nokia Corp., another handset maker, benefited the Fund. An attractive valuation and a healthy product pipeline boosted the company’s share price. Further helping Fund results was coaxial and fiber-optic cable supplier CommScope Inc., which benefited from robust demand from telecommunication services providers who were building out their networks. Fund holding French software maker Autonomy Corp. enjoyed strong demand in the video gaming space. Lastly, Fund performance received a boost from WebEx Communications Inc., which accepted a lucrative buyout offer from Cisco Systems Inc.

What areas detracted from Fund performance?

Detractors from Fund performance included semiconductor maker Advanced Analogic Technologies Inc., a provider of low-voltage power chips for cell phones and other applications. Slowing handset demand sidetracked the stock. Not owing Internet retailer Amazon.com Inc., a benchmark component, proved unrewarding for the Fund as well. Although we were unimpressed with the company’s growth prospects, unexpectedly strong earnings lifted its stock. Fund holding translation software provider Lionbridge Technologies Inc. further detracted from our results. Disappointing earnings growth and difficulty with integrating some acquisitions hurt the stock.

What is your outlook for the near term?

We anticipate the technology sector to be volatile over the near term, given the sector’s relatively healthy showing and the fact that demand in many tech subsectors tends to be softer over the summer. Demand typically improves during the second half of the year, however, which could provide some support for stock prices later in the year.

Portfolio Manager:

Jayne Stevlingson, CFA

28 Semiannual Report 2007

Nationwide Global Technology and Communications Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	11.29%	13.45%	5.30%	-9.49%	2.00%	1.66%
	w/SC3	4.82%	6.97%	4.06%	-10.27%

Class B	w/o SC2	10.83%	12.51%	4.59%	-10.15%	2.72%	2.38%
	w/SC4	5.83%	7.51%	4.25%	-10.15%

Class C5	w/o SC2	10.75%	12.41%	4.55%	-10.06%	2.72%	2.38%
	w/SC6	9.75%	11.41%	4.55%	-10.06%

Class R7,9		11.19%	12.85%	4.92%	-9.95%	2.42%	2.08%

Institutional Service Class[9]		11.65%	15.09%	5.77%	-9.05%	1.92%	1.58%

Institutional Class[8,9]		11.50%	13.87%	5.60%	-9.16%	1.72%	1.38%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI ®(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI ® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 29

Nationwide Global Technology and Communications Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide Global Technology and			Account Value,	Account Value,	Expenses Paid	Annualized
Communications Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,112.90	$8.96	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.52	$8.59	1.71%

Class B	Actual		$1,000.00	$1,108.30	$12.49	2.39%
	Hypothetical	[1]	$1,000.00	$1,013.15	$12.00	2.39%

Class C	Actual		$1,000.00	$1,107.50	$12.44	2.38%
	Hypothetical	[1]	$1,000.00	$1,013.20	$11.95	2.38%

Class R	Actual		$1,000.00	$1,111.90	$10.53	2.01%
	Hypothetical	[1]	$1,000.00	$1,015.03	$10.09	2.01%

Institutional Service Class	Actual		$1,000.00	$1,116.50	$6.82	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%

Institutional Class	Actual		$1,000.00	$1,115.00	$7.18	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.21	$6.88	1.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

30 Semiannual Report 2007

Nationwide Global Technology and Communications Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.9%
Other investments*	3.6%
Liabilities in excess of other assets**	-0.5%

100.0%

Top Holdings

Microsoft Corp.	4.4%
Intel Corp.	3.8%
International Business Machines Corp.	3.8%
Google, Inc., Class A	3.6%
Cisco Systems, Inc.	3.6%
QUALCOMM, Inc.	3.0%
Alliance Data Systems Corp.	2.8%
Corning, Inc.	2.6%
Dell, Inc.	2.6%
Nokia Corp. ADR — FI	2.4%
Other	67.4%

100.0%

Top Industries

Software	22.3%
Communications Equipment	19.9%
Semiconductors & Semiconductor Equipment	16.3%
Computers & Peripherals	15.7%
IT Services	10.2%
Internet Software & Services	8.5%
Electronic Equipment & Instruments	1.6%
Wireless Telecommunication Services	0.9%
Commercial Services & Supplies	0.8%
Service Companies	0.7%
Other	3.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

2007 Semiannual Report 31

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Global Technology and Communications Fund

Common Stocks (96.9%)

	Shares or
	Principal Amount	Value

Commercial Services & Supplies (0.8%) (a)
WNS Holdings Ltd. ADR-IN*	5,852	$155,546

Communications Equipment (19.9%)
Alcatel-Lucent ADR-FR	12,505	165,691
American Tower Corp.*	6,780	257,640
Cisco Systems, Inc.*	25,560	683,474
CommScope, Inc.*	3,410	159,077
Comverse Technology, Inc.*	8,328	188,879
Corning, Inc.*	21,375	507,015
Foundry Networks, Inc.*	19,400	293,328
Juniper Networks, Inc.*	4,420	98,831
NeuStar, Inc.*	6,091	175,177
Nokia Corp. ADR — FI*	18,560	468,640
Nortel Networks Corp.*	7,945	181,782
QUALCOMM, Inc.	12,951	567,254
Sonus Networks, Inc.*	10,055	77,725

		3,824,513

Computers & Peripherals (15.7%)
Apple Computer, Inc.*	3,733	372,554
Brocade Communications Systems, Inc.*	22,258	217,461
Dell, Inc.*	19,730	497,393
Hewlett-Packard Co.	7,887	332,358
International Business Machines Corp.	7,059	721,500
QLogic Corp.*	10,579	189,153
Research In Motion*	476	62,632
Seagate Technology	9,335	206,770
Sun Microsystems, Inc.*	47,626	248,608
Xyratex, Ltd.*	7,592	169,909

		3,018,338

Electronic Equipment & Instruments (1.6%)
Bell Microproducts, Inc.*	22,791	154,979
IPG Photonics Corp.* (a)	8,850	160,981

		315,960

Internet Software & Services (8.5%)
eBay, Inc.*	11,250	381,825
Global Crossing Ltd.*	7,004	201,995
Google, Inc., Class A*	1,460	688,215
Yahoo!, Inc.*	12,629	354,117

		1,626,152

IT Services (10.2%)
Accenture Ltd.	7,720	301,852
Alliance Data Systems Corp.*	8,458	538,436
Business & Decision* (b)	6,475	220,000
Capgemini SA (b)	3,200	242,016
Ceridian Corp.*	3,251	109,754
Cognizant Technology Solutions Corp.*	4,258	380,665
Gartner, Inc. *	6,579	165,988

		1,958,711

Semiconductors & Semiconductor Equipment (16.3%)
Applied Micro Circuits Corp.*	54,790	153,960
Axcelis Technologies, Inc.*	29,895	228,697
Eagle Test Systems, Inc.* (a)	8,420	145,413
Intel Corp.	33,668	723,862
Intersil Corp.	4,590	136,736
Linear Technology Corp. (a)	5,315	198,887
Marvell Technology Group Ltd.*	9,013	145,380
Qimonda AG ADR — DE*	18,875	277,463
RF Micro Devices, Inc.*	21,594	134,963
SiRF Technology Holdings, Inc.* (a)	7,255	176,006
Tessera Technologies, Inc.*	4,487	191,999
Texas Instruments, Inc.	11,252	386,731
Zoran Corp.*	12,311	244,496

		3,144,593

Service Company (0.7%)
24/7 Real Media, Inc.*	14,170	140,992

Software (22.3%)
Adobe Systems, Inc.*	6,798	282,525
Amdocs Ltd.*	7,420	272,685
Autodesk, Inc.*	5,535	228,429
Autonomy Corp. PLC* (b)	13,900	207,397
Business Objects SA Sponsored ADR — FR*	10,151	380,764
Cognos, Inc.*	4,537	195,590
Double-Take Software, Inc.*	10,440	175,079
Glu Mobile, Inc.*	17,582	197,534
Informatica Corp.*	7,205	106,058
McAfee, Inc.*	6,175	200,626
MICROS Systems, Inc.* (a)	3,440	188,512
Microsoft Corp.	27,997	838,230
Oracle Corp.*	11,553	217,196
Parametric Technology Corp.*	7,210	128,122
Salesforce.Com, Inc.*	4,230	177,660
Tibco Software, Inc.*	23,754	216,636
UbiSoft Entertainment SA* (b)	5,512	273,396

		4,286,439

32 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (0.9%)
SBA Communications Corp.*	6,177	$181,727

Total Common Stocks (Cost $17,346,154)		18,652,971

Securities Held as Collateral for Securities on Loan (3.6%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $703,486, collateralized by U.S. Government Agency Mortgages with a market value of $717,450	703,382	703,382

Total Investments (Cost $18,049,536) (c) — 100.5%		19,356,353
Liabilities in excess of other assets — (0.5)%		(101,242)

NET ASSETS — 100.0%		$19,255,111

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	Fair Valued Security.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

DE	Germany

FI	Finland

FR	France

IN	India

See accompanying notes to financial statements.

2007 Semiannual Report 33

Nationwide Global Utilities Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Global Utilities Fund (Class A at NAV) returned 14.07% versus 14.28% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds (consisting of 104 funds as of April 30, 2007) was 17.70%.

Can you describe the market environment during the reporting period?

The continuing high cost of crude oil and natural gas (despite some dips) drove increases in electricity prices and helped to foster a positive environment for the utilities sector. This was particularly marked in Europe, where utilities are less highly regulated than in the United States. (Lesser regulation may give companies greater ability to pass along increased energy costs to consumers.) Growing customer demand encouraged European utilities to upgrade power grids and, thus, have the potential to earn higher returns. The utility sector also was subject to bid activity that crossed national borders in Europe.

What areas detracted from Fund performance?

Fund Holdings in BT Group plc, France Telecom SA and Singapore Telecom detracted from Fund performance. A common theme was heightened competition (especially in broadband services), which is putting pressure on revenues and margins. Fund holding BT Group also performed poorly due to the challenging growth outlook for this leading U.K. telecommunications carrier and its lack of a wireless product.

What areas of investment provided the most positive returns for the Fund?

The Fund’s holding in U.K. gas and electricity infrastructure company National Grid plc contributed significantly to Fund performance. Fund holding National Grid’s disposal of its wireless infrastructure business was ahead of most analyst expectations; the company also announced that it would return profits to shareholders via an extension of the existing share buy-back program. The Fund’s position in U.S.-based PPL Corp. also aided performance. Subsidiary PPL Electric Utilities Corp. reported better-than-expected earnings and increased its guidance for 2007 and 2008 revenue growth. The Fund’s positioning in the wireless telecommunication services sector also proved beneficial for performance. Canada’s number-two telecommunications company TELUS Corp. reported first-quarter 2007 financial results slightly ahead of expectations. Revenues from TELUS’s wireless operations contributed significantly to the company, which continues to gain market share from its rivals.

What is your outlook for the near term?

The profitability of utilities should continue to be strong, as electricity prices remain high in the United States. The continuing drive for liberalization in Europe also should benefit European utilities.

In the telecommunications sector, new products such as high-speed data for Internet customers help to support topline growth. Cost-cutting opportunities are significant, in large part due to the legacy cost structures of previously government-owned companies. In Europe, mobile-phone operators have increasingly faced greater regulation, notably the European Commission initiative to cut roaming charges. While such developments impinge on pricing power, increased demand for high-margin products should sustain future earnings growth for telecommunications companies.

Portfolio Manager:

Ben Walker, CFA

34 Semiannual Report 2007

Nationwide Global Utilities Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	14.07%	31.43%	17.14%	12.67%	1.80%	1.45%
	w/SC3	7.53%	23.84%	15.77%	11.44%

Class B	w/o SC2	13.68%	30.47%	16.27%	11.85%	2.55%	2.20%
	w/SC4	8.68%	25.47%	16.05%	11.73%

Class C	w/o SC2	13.68%	30.52%	16.28%	11.85%	2.55%	2.20%
	w/SC5	12.68%	29.52%	16.28%	11.85%

Class R6,8		13.81%	30.88%	16.64%	12.18%	2.25%	1.90%

Institutional Service Class[8]		14.22%	31.79%	17.44%	12.97%	1.55%	1.20%

Institutional Class[7,8]		14.22%	31.79%	17.44%	12.97%	1.55%	1.20%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 35

Nationwide Global Utilities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Global Utilities Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,140.70	$7.32	1.38%
	Hypothetical	[1]	$1,000.00	$1,018.16	$6.93	1.38%

Class B	Actual		$1,000.00	$1,136.80	$11.02	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.69	$10.44	2.08%

Class C	Actual		$1,000.00	$1,136.80	$11.02	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.69	$10.44	2.08%

Class R	Actual		$1,000.00	$1,138.10	$8.27	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.26	$7.83	1.56%

Institutional Service Class	Actual		$1,000.00	$1,142.20	$5.74	1.08%
	Hypothetical	[1]	$1,000.00	$1,019.64	$5.42	1.08%

Institutional Class	Actual		$1,000.00	$1,142.20	$5.74	1.08%
	Hypothetical	[1]	$1,000.00	$1,019.64	$5.42	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

36 Semiannual Report 2007

Nationwide Global Utilities Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.1%
Repurchase Agreements	1.5%
Liabilities in excess of other assets	-0.6%

100.0%

Top Holdings*

AT&T, Inc.	11.4%
Vodafone Group PLC	4.9%
Verizon Communications, Inc.	4.6%
Telefonica SA	4.4%
E. On AG	3.4%
Koninklijke KPN NV	2.5%
RWE AG	2.3%
Exelon Corp.	2.3%
National Grid PLC	2.3%
Alliant Energy Corp.	2.1%
Other	59.8%

100.0%

Top Industries

Diversified Telecommunication Services	32.9%
Electric Utilities	25.8%
Multi-Utilities	16.5%
Wireless Telecommunication Services	13.1%
Independent Power Producers & Energy Traders	3.9%
Water Utilities	2.8%
Oil, Gas & Consumable Fuels	2.1%
Communications Equipment	1.6%
Gas Utilities	0.4%
Other	0.9%

100.0%

Top Ten Countries

United States	44.5%
United Kingdom	18.4%
Spain	7.7%
Japan	6.4%
Germany	5.7%
France	4.2%
Italy	3.0%
Netherlands	2.5%
Mexico	1.6%
Greece	1.3%
Other	4.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 37

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Global Utilities Fund

Common Stocks (99.1%)

	Shares or
	Principal Amount	Value

AUSTRALIA (0.5%) (a)
Diversified Telecommunication Services (0.5%)
Telstra Corp. Ltd.	38,740	$149,615

AUSTRIA (0.5%) (a)
Diversified Telecommunication Services (0.5%)
Telekom Austria AG	5,340	151,005

BELGIUM (1.0%) (a)
Diversified Telecommunication Services (0.3%)
Belgacom SA	2,120	93,167

Electric Utility (0.1%)
Elia System Operator SA	910	38,332

Wireless Telecommunication Services (0.6%)
Mobistar SA	2,090	180,779

		312,278

BRAZIL (1.2%)
Electric Utility (1.2%)
Cemig SA — ADR	7,050	365,683

FINLAND (0.3%) (a)
Diversified Telecommunication Services (0.3%)
Elisa Oyj, Class A	2,950	85,834

FRANCE (4.2%) (a)
Diversified Telecommunication Services (1.8%)
France Telecom SA	18,913	552,997

Multi-Utility (1.9%)
Suez SA	9,873	562,613

Wireless Telecommunication Services (0.5%)
Bouygues SA	1,870	148,987

		1,264,597

GERMANY (5.7%) (a)
Electric Utility (3.4%)
E. On AG	6,813	1,023,691

Multi-Utility (2.3%)
RWE AG	6,670	704,863

		1,728,554

GREECE (1.3%) (a)
Diversified Telecommunication Services (0.4%)
Hellenic Telecommunications Organization SA*	3,737	107,403

Wireless Telecommunication Services (0.9%)
Cosmote Mobile Telecommunications SA	8,960	281,568

		388,971

HONG KONG (0.1%) (a)
Electric Utility (0.1%)
CLP Holdings Ltd.	4,000	29,218

ITALY (3.0%) (a)
Diversified Telecommunication Services (1.8%)
Telecom Italia SpA	97,816	293,454
Telecom Italia SpA RNC	105,200	256,972

		550,426

Electric Utility (1.1%)
Enel SpA	28,252	321,034

Gas Utility (0.1%)
Snam Rete Gas SpA	4,741	30,279

		901,739

JAPAN (6.4%) (a)
Diversified Telecommunication Services (1.0%)
Nippon TeleGraph & Telephone Corp.	59	292,973

Electric Utilities (1.4%)
Chubu Electric Power Co., Inc.	3,100	99,618
Kansai Electric Power Co., Inc.	2,400	67,176
Kyushu Electric Power Co., Inc.	1,900	53,527
Tohoku Electric Power Co., Inc.	1,700	40,601
Tokyo Electric Power Co., Inc.	4,700	156,227

		417,149

Gas Utilities (0.3%)
Osaka Gas Co. Ltd.	11,000	41,251
Tokyo Gas Co. Ltd.	8,000	40,210

		81,461

Wireless Telecommunication Services (3.7%)
KDDI Corp.	63	495,157
NTT DoCoMo, Inc.	229	389,819
Softbank Corp.	11,900	255,848

		1,140,824

		1,932,407

MEXICO (1.6%)
Communications Equipment (1.6%)
America Movil SA de CV ADR	9,290	488,004

38 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

NETHERLANDS (2.5%) (a)
Diversified Telecommunication Services (2.5%)
Koninklijke KPN NV	45,280	$768,692

PORTUGAL (0.4%)
Electric Utility (0.4%)
EDP — Energias de Portugal SA	19,460	106,478

SINGAPORE (0.6%) (a)
Diversified Telecommunication Services (0.6%)
Singapore Telecommunications Ltd.	90,000	195,474

SPAIN (7.7%) (a)
Diversified Telecommunication Services (4.4%)
Telefonica SA	59,610	1,338,779

Electric Utilities (3.3%)
Iberdrola SA	12,740	630,922
Union Fenosa SA	6,729	367,640

		998,562

		2,337,341

SWEDEN (0.7%) (a)
Diversified Telecommunication Services (0.7%)
TeliaSonera AB	26,880	217,638

UNITED KINGDOM (18.4%) (a)
Diversified Telecommunication Services (2.1%)
BT Group PLC	89,760	564,565
Cable & Wireless PLC	23,204	85,389

		649,954

Electric Utility (2.0%)
Scottish & Southern Energy PLC	20,386	609,365

Independent Power Producers & Energy Traders (1.9%)
International Power PLC	65,850	575,711

Multi-Utilities (4.7%)
Centrica PLC	68,190	525,390
National Grid PLC	43,324	680,175
United Utilities PLC	14,790	220,434

		1,425,999

Water Utilities (2.8%)
Kelda Group PLC	7,430	137,461
Northumbrian Water Group PLC	39,042	255,801
Pennon Group PLC	22,769	271,955
Severn Trent Water PLC	6,320	186,910

		852,127

Wireless Telecommunication Services (4.9%)
Vodafone Group PLC	517,201	1,471,268

		5,584,424

UNITED STATES (43.0%)
Diversified Telecommunication Services (16.0%)
AT&T, Inc.	89,518	3,466,137
Verizon Communications, Inc.	36,090	1,377,916

		4,844,053

Electric Utilities (12.8%)
DPL, Inc.	11,030	345,791
Duke Energy Corp.	7,670	157,388
Edison International	11,181	585,325
Entergy Corp.	5,320	601,905
Exelon Corp.	9,270	699,051
FirstEnergy Corp.	5,300	362,732
FPL Group, Inc.	6,100	392,657
PPL Corp.	12,984	566,232
Progress Energy, Inc.	3,390	171,365

		3,882,446

Independent Power Producers & Energy Traders (2.0%)
AES Corp.*	6,210	136,558
Constellation Energy Group	3,400	303,008
TXU Corp.	2,716	178,115

		617,681

Multi-Utilities (7.6%)
Alliant Energy Corp.	14,500	635,100
Centerpoint Energy, Inc.	21,780	410,117
Nstar	2,400	86,160
PG&E Corp.	3,500	177,100
Sempra Energy	9,140	580,207
Wisconsin Energy Corp.	4,650	226,874
Xcel Energy, Inc.	7,290	175,616

		2,291,174

Oil, Gas & Consumable Fuels (2.1%)
Sunoco, Inc.	4,000	302,120
Williams Cos., Inc. (The)	11,500	339,250

		641,370

Wireless Telecommunication Services (2.5%)
ALLTEL Corp.	3,840	240,730
Sprint Corp.	25,415	509,062

		749,792

		13,026,516

Total Common Stocks (Cost $25,836,077)		30,034,468

2007 Semiannual Report 39

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Global Utilities Fund (Continued)

Repurchase Agreements (1.5%)

	Shares or
	Principal Amount	Value

Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $449,749, collateralized by U.S. Government Agency Mortgages with a market value of $458,679	$449,685	$449,685

Total Investments (Cost $26,285,762) (b) — 100.6%		30,484,153
Liabilities in excess of other assets — (0.6)%		(189,633)

NET ASSETS — 100.0%		$30,294,520

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

See accompanying notes to financial statements.

40 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

				Nationwide
	Nationwide	Nationwide	Nationwide	Global Technology	Nationwide
	Global Financial	Global Health	Global Natural	and Communications	Global Utilities
	Services Fund	Sciences Fund	Resources Fund	Fund	Fund

Assets:
Investments, at value (Cost $57,352,805; $29,365,297; $44,171,554; $17,346,154 and $25,836,077)*	$61,909,147	$31,944,003	$50,659,272	$18,652,971	$30,034,468
Repurchase agreements, at cost and value	1,532,881	3,319,559	3,628,283	703,382	449,685

Total Investments	63,442,028	35,263,562	54,287,555	19,356,353	30,484,153

Cash	–	–	–	–	4,807
Foreign currency, at value (Cost $0; $0; $0; $295,342 and $14,717)	–	22	–	286,345	12,764
Unrealized appreciation on spot foreign currency contracts	276	–	–	–	654
Interest and dividends receivable	240,435	19,202	42,244	5,510	131,571
Receivable for capital shares issued	92,281	28,507	96,599	25,884	102,852
Receivable for investments sold	792,067	219,191	3,322,309	532,783	–
Reclaims receivable	24,038	–	–	–	8,815
Prepaid expenses and other assets	15,630	6,475	22,804	4,643	7,296

Total Assets	64,606,755	35,536,959	57,771,511	20,211,518	30,752,912

Liabilities:
Foreign currencies payable to custodian, at value (Cost $57,590; $0; $0; $0 and $0)	57,759	–	–	–	–
Payable to custodian	1,100	–	2,125,900	184,335	–
Unrealized depreciation on spot foreign currency contracts	853	–	–	–	157
Payable for investments purchased	1,282,707	349,175	247,456	–	379,904
Payable for capital shares redeemed	134,544	74,429	151,280	41,361	50,187
Payable for return of collateral received for securities on loan	–	2,503,397	–	703,382	–
Accrued expenses and other payables:
Investment advisory fees	45,424	27,323	75,037	17,599	11,429
Fund administration and transfer agent fees	2,801	2,825	3,637	2,800	2,241
Distribution fees	14,382	4,530	14,711	2,001	9,849
Administrative servicing fees	2,127	2,935	2,873	534	1,918
Compliance program fees	418	310	538	77	117
Custodian fees	–	38	330	2,910	2,582
Other	318	1,300	45	1,408	8

Total Liabilities	1,542,433	2,966,262	2,621,807	956,407	458,392

Net Assets	$63,064,322	$32,570,697	$55,149,704	$19,255,111	$30,294,520

Represented by:
Capital	$54,457,031	$28,778,112	$45,233,793	$19,465,390	$24,617,949
Accumulated net investment income (loss)	205,428	17,137	(42,246)	(85,302)	157,744
Accumulated net realized gains (losses) on investment transactions	3,843,060	1,196,720	3,470,440	(1,422,796)	1,322,392
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,558,803	2,578,728	6,487,717	1,297,819	4,196,435

Net Assets	$63,064,322	$32,570,697	$55,149,704	$19,255,111	$30,294,520

See accompanying notes to financial statements.

2007 Semiannual Report 41

Statements of Assets and Liabilities (Continued)

				Nationwide
	Nationwide	Nationwide	Nationwide	Global Technology	Nationwide
	Global Financial	Global Health	Global Natural	and Communications	Global Utilities
	Services Fund	Sciences Fund	Resources Fund	Fund	Fund

Net Assets:
Class A Shares	$29,594,251	$10,601,929	$21,565,957	$2,932,041	$12,046,064
Class B Shares	3,332,839	1,523,770	1,922,300	1,475,442	2,604,475
Class C Shares	7,044,719	1,419,387	10,380,904	268,080	6,539,637
Class R Shares	58,514	19,771	1,220,846	1,223	121,245
Institutional Service Class Shares	1,637,010	1,216,165	341,542	1,195	1,444,136
Institutional Class Shares	21,396,989	17,789,675	19,718,155	14,577,130	7,538,963

Total	$63,064,322	$32,570,697	$55,149,704	$19,255,111	$30,294,520

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,810,170	885,499	1,028,841	629,525	846,511
Class B Shares	208,315	133,197	93,875	332,826	186,289
Class C Shares	440,539	124,031	506,560	60,053	467,860
Class R Shares	3,641	1,699	58,758	272	8,628
Institutional Service Class Shares	99,490	99,917	16,203	248	100,916
Institutional Class Shares	1,300,547	1,455,371	934,140	3,051,620	526,738

Total	3,862,702	2,699,714	2,638,377	4,074,544	2,136,942

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$16.35	$11.97	$20.96	$4.66	$14.23
Class B Shares (a)	$16.00	$11.44	$20.48	$4.43	$13.98
Class C Shares (b)	$15.99	$11.44	$20.49	$4.46	$13.98
Class R Shares	$16.07	$11.64	$20.78	$4.50	$14.05
Institutional Service Class Shares	$16.45	$12.17	$21.08	$4.82	$14.31
Institutional Class Shares	$16.45	$12.22	$21.11	$4.78	$14.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.35	$12.70	$22.24	$4.94	$15.10
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

*	Includes value of securities on loan of $0, $2,409,814, $0, $679,049 and $0.

See accompanying notes to financial statements.

42 Semiannual Report 2007

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global
	Financial	Health	Natural	Technology and	Nationwide Global
	Services Fund	Sciences Fund	Resources Fund	Communications Fund	Utilities Fund

INVESTMENT INCOME:
Interest income	$49,947	$13,964	$58,537	$18,838	$9,461
Dividend income	711,393	201,200	262,583	23,515	458,569
Income from securities lending	–	5,200	–	1,689	–
Foreign tax withholding	(27,776)	–	(1,381)	(603)	(26,489)

Total Income	733,564	220,364	319,739	43,439	441,541

Expenses:
Investment advisory fees	234,417	120,312	192,581	77,719	91,122
Fund administration and transfer agent fees	35,277	16,257	35,288	9,035	19,043
Distribution fees Class A	31,816	12,718	25,121	4,339	12,187
Distribution fees Class B	15,469	7,183	9,389	6,926	11,211
Distribution fees Class C	31,497	11,174	50,731	929	31,369
Distribution fees Class R	84	15	1,487	2	32
Administrative servicing fees Class A	4,987	6,076	976	1,095	2,707
Administrative servicing fees Class R	67	8	629	2	12
Administrative servicing fees Institutional Service Class	–	55	22	–	–
Registration and filing fees	29,037	26,496	27,761	27,180	27,685
Trustee fees	750	428	681	253	341
Compliance program fees (Note 3)	325	237	281	111	135
Custodian fees	1,713	919	1,367	644	2,211
Other	7,635	2,815	14,464	1,846	3,395

Total expenses before reimbursed/waived expenses	393,074	204,693	360,778	130,081	201,450
Earnings credit (Note 5)	(598)	(179)	(636)	(79)	(242)
Expenses reimbursed	(1,644)	(1,005)	–	(1,094)	(2,185)
Expenses voluntarily waived by administrator	(551)	(282)	(470)	(167)	(263)

Net expenses	390,281	203,227	359,672	128,741	198,760

Net Investment Income (Loss)	343,283	17,137	(39,933)	(85,302)	242,781

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	4,025,751	1,604,930	3,909,016	1,460,879	1,402,805
Net realized (losses) on foreign currency transactions	(72,038)	(9,456)	(796)	(8,096)	(16,588)

Net realized gains (losses) on investments and foreign currency transactions	3,953,713	1,595,474	3,908,220	1,452,783	1,386,217
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	602,764	619,768	4,838,453	350,602	1,719,778

Net realized/unrealized gains (losses) from investments and foreign currency transactions	4,556,477	2,215,242	8,746,673	1,803,385	3,105,995

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,899,760	$2,232,379	$8,706,740	$1,718,083	$3,348,776

See accompanying notes to financial statements.

2007 Semiannual Report 43

Statements of Changes in Net Assets

	Nationwide Global Financial		Nationwide Global Health
	Services Fund		Sciences Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$343,283	$316,336	$17,137	$(72,502)
Net realized gains on investment and foreign currency transactions	3,953,713	2,256,081	1,595,474	121,575
Net change in unrealized appreciation on investments and foreign currency transactions	602,764	3,133,275	619,768	1,643,867

Change in net assets from operations	4,899,760	5,705,692	2,232,379	1,692,940

Distributions to Shareholders:
From net investment income:
Class A	(107,639)	(144,399)	–	–
Class B	(4,182)	(15,275)	–	–
Class C	(9,481)	(24,579)	–	–
Class R	(69)	(691)	–	–
Institutional Service Class	(8,809)	(21,427)	–	–
Institutional Class	(102,940)	(188,089)	–	–
Net realized gains:
Class A	(970,981)	(265,328)	–	(1,072,942)
Class B	(126,298)	(70,727)	–	(128,492)
Class C	(254,572)	(88,208)	–	(395,927)
Class R	(523)	(58)	–	(110)
Institutional Service Class	(63,926)	(55,694)	–	(543,411)
Institutional Class	(708,272)	(338,332)	–	(419,905)

Change in net assets from shareholder distributions	(2,357,692)	(1,212,807)	–	(2,560,787)

Change in net assets from capital transactions	8,922,247	32,304,010	857,598	4,410,596

Change in net assets	11,464,315	36,796,895	3,089,977	3,542,749

Net Assets:
Beginning of period	51,600,007	14,803,112	29,480,720	25,937,971

End of period	$63,064,322	$51,600,007	$32,570,697	$29,480,720

Accumulated net investment income at end of period	$205,428	$95,265	$17,137	$–

See accompanying notes to financial statements.

44 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Global Financial		Nationwide Global Health
	Services Fund		Sciences Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,551,313	$19,353,566	$1,244,606	$5,045,255
Dividends reinvested	832,308	274,027	–	927,566
Cost of shares redeemed (a)	(4,640,679)	(4,063,913)	(2,014,014)	(6,010,896)

Total Class A	6,742,942	15,563,680	(769,408)	(38,075)

Class B Shares
Proceeds from shares issued	335,640	1,561,919	21,379	203,629
Dividends reinvested	111,646	72,910	–	114,523
Cost of shares redeemed (a)	(238,394)	(188,462)	(55,095)	(96,733)

Total Class B	208,892	1,446,367	(33,716)	221,419

Class C Shares
Proceeds from shares issued	1,664,218	3,840,833	48,017	1,167,861
Dividends reinvested	205,756	97,986	–	27,152
Cost of shares redeemed (a)	(601,173)	(529,264)	(2,523,240)	(1,091,844)

Total Class C	1,268,801	3,409,555	(2,475,223)	103,169

Class R Shares
Proceeds from shares issued	53,826	103,947	18,510	200
Dividends reinvested	69	76	–	110
Cost of shares redeemed (a)	(79,188)	(34,405)	(1,024)	(203)

Total Class R	(25,293)	69,618	17,486	107

Institutional Service Class Shares
Proceeds from shares issued	588	985	14	669,318
Dividends reinvested	72,734	77,121	–	543,285
Cost of shares redeemed (a)	(271)	(62)	–	(5,734,101)

Total Institutional Service Class	73,051	78,044	14	(4,521,498)

Institutional Class Shares
Proceeds from shares issued	7,565,925	13,852,448	5,207,515	9,525,219
Dividends reinvested	811,211	526,420	–	419,905
Cost of shares redeemed (a)	(7,723,282)	(2,642,122)	(1,089,070)	(1,299,650)

Total Institutional Class	653,854	11,736,746	4,118,445	8,645,474

Change in net assets from capital transactions:	$8,922,247	$32,304,010	$857,598	$4,410,596

See accompanying notes to financial statements.

2007 Semiannual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Global Financial		Nationwide Global Health
	Services Fund		Sciences Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	662,519	1,302,537	109,857	457,413
Reinvested	53,322	19,549	–	85,019
Redeemed	(292,965)	(273,791)	(178,535)	(545,423)

Total Class A Shares	422,876	1,048,295	(68,678)	(2,991)

Class B Shares
Issued	21,478	107,940	1,924	19,193
Reinvested	7,307	5,357	–	10,897
Redeemed	(15,228)	(12,926)	(5,195)	(9,298)

Total Class B Shares	13,557	100,371	(3,271)	20,792

Class C Shares
Issued	106,726	267,615	4,426	108,220
Reinvested	13,466	7,186	–	2,581
Redeemed	(38,666)	(36,551)	(234,750)	(102,688)

Total Class C Shares	81,526	238,250	(230,324)	8,113

Class R Shares
Issued	3,566	7,425	1,677	19
Reinvested	5	6	–	10
Redeemed	(5,037)	(2,418)	(88)	(19)

Total Class R Shares	(1,466)	5,013	1,589	10

Institutional Service Class Shares
Issued	–	–	–	57,910
Reinvested	4,632	5,502	–	49,211
Redeemed	–	–	–	(502,807)

Total Institutional Service Class Shares	4,632	5,502	–	(395,686)

Institutional Class Shares
Issued	472,655	939,360	453,536	857,608
Reinvested	51,659	37,385	–	37,898
Redeemed	(477,182)	(184,723)	(95,876)	(117,989)

Total Institutional Class Shares	47,132	792,022	357,660	777,517

Change in shares:	568,257	2,189,453	56,976	407,755

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

46 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Global Natural		Nationwide Global Technology and
	Resources Fund		Communications Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(39,933)	$(88,635)	$(85,302)	$(102,308)
Net realized gains on investment and foreign currency transactions	3,908,220	6,379,448	1,452,783	926,530
Net change in unrealized appreciation on investments and foreign currency transactions	4,838,453	418,435	350,602	710,356

Change in net assets from operations	8,706,740	6,709,248	1,718,083	1,534,578

Distributions to Shareholders:
From net investment income:
Institutional Service Class	(61)	–	–	–
Institutional Class	(2,252)	–	–	–
Net realized gains:
Class A	(2,789,440)	(1,291,050)	(20,714)	–
Class B	(257,691)	(72,459)	(7,821)	–
Class C	(1,463,418)	(565,748)	(924)	–
Class R	(63,228)	(3,863)	(6)	–
Institutional Service Class	(69,369)	(37,045)	(6)	–
Institutional Class	(2,047,995)	(740,565)	(57,756)	–

Change in net assets from shareholder distributions	(6,693,454)	(2,710,730)	(87,227)	–

Change in net assets from capital transactions	4,131,336	20,234,067	4,726,845	1,363,166

Change in net assets	6,144,622	24,232,585	6,357,701	2,897,744

Net Assets:
Beginning of period	49,005,082	24,772,497	12,897,410	9,999,666

End of period	$55,149,704	$49,005,082	$19,255,111	$12,897,410

Accumulated net investment income (loss) at end of period	$(42,246)	$–	$(85,302)	$–

See accompanying notes to financial statements.

2007 Semiannual Report 47

Statements of Changes in Net Assets (Continued)

	Nationwide Global Natural		Nationwide Global Technology and
	Resources Fund		Communications Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,864,669	$21,061,198	$387,673	$1,812,676
Dividends reinvested	2,096,000	1,066,581	18,748	–
Cost of shares redeemed (a)	(7,309,236)	(14,468,286)	(1,618,419)	(1,470,394)

Total Class A	651,433	7,659,493	(1,211,998)	342,282

Class B Shares
Proceeds from shares issued	135,456	1,477,914	42,103	242,701
Dividends reinvested	177,524	61,453	6,297	–
Cost of shares redeemed (a)	(308,412)	(454,566)	(20,677)	(104,553)

Total Class B	4,568	1,084,801	27,723	138,148

Class C Shares
Proceeds from shares issued	1,656,234	9,745,181	188,293	43,282
Dividends reinvested	796,958	401,955	166	—
Cost of shares redeemed (a)	(2,581,748)	(5,403,004)	(16,469)	(3,171)

Total Class C	(128,556)	4,744,132	171,990	40,111

Class R Shares
Proceeds from shares issued	1,116,710	265,062	—	200
Dividends reinvested	1,557	161	6	—
Cost of shares redeemed (a)	(217,239)	(45,348)	—	(205)

Total Class R	901,028	219,875	6	(5)

Institutional Service Class Shares
Proceeds from shares issued	27,367	1,308,187	4	1,124,330
Dividends reinvested	69,430	29,104	6	–
Cost of shares redeemed (a)	(295,752)	(1,015,521)	(3)	(4,954,567)

Total Institutional Service Class	(198,955)	321,770	7	(3,830,237)

Institutional Class Shares
Proceeds from shares issued	3,107,039	6,959,970	6,884,087	6,011,705
Dividends reinvested	2,050,247	740,565	57,754	–
Cost of shares redeemed (a)	(2,255,468)	(1,496,539)	(1,202,724)	(1,338,838)

Total Institutional Class	2,901,818	6,203,996	5,739,117	4,672,867

Change in net assets from capital transactions:	$4,131,336	$20,234,067	$4,726,845	$1,363,166

See accompanying notes to financial statements.

48 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Global Natural		Nationwide Global Technology and
	Resources Fund		Communications Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	300,759	1,091,718	87,513	444,428
Reinvested	111,371	59,686	4,310	–
Redeemed	(384,063)	(757,992)	(364,209)	(369,158)

Total Class A Shares	28,067	393,412	(272,386)	75,270

Class B Shares
Issued	7,143	77,074	9,992	62,605
Reinvested	9,632	3,476	1,518	–
Redeemed	(16,145)	(23,666)	(4,866)	(27,070)

Total Class B Shares	630	56,884	6,644	35,535

Class C Shares
Issued	84,872	508,362	44,418	11,061
Reinvested	43,219	22,722	40	–
Redeemed	(137,128)	(292,474)	(3,789)	(815)

Total Class C Shares	(9,037)	238,610	40,669	10,246

Class R Shares
Issued	57,954	13,410	–	53
Reinvested	83	9	2	–
Redeemed	(11,636)	(2,343)	–	(53)

Total Class R Shares	46,401	11,076	2	–

Institutional Service Class Shares
Issued	1,411	67,176	–	277,697
Reinvested	3,672	1,626	1	–
Redeemed	(15,213)	(51,925)	–	(1,207,049)

Total Institutional Service Class Shares	(10,130)	16,877	1	(929,352)

Institutional Class Shares
Issued	157,386	357,001	1,515,783	1,504,534
Reinvested	108,307	41,303	12,978	–
Redeemed	(102,183)	(76,095)	(265,474)	(334,488)

Total Institutional Class Shares	163,510	322,209	1,263,287	1,170,046

Change in shares:	219,441	1,039,068	1,038,217	361,745

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Semiannual Report 49

Statements of Changes in Net Assets

	Nationwide Global Utilities Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$242,781	$266,393
Net realized gains on investment and foreign currency transactions	1,386,217	851,343
Net change in unrealized appreciation on investments and foreign currency transactions	1,719,778	2,210,358

Change in net assets from operations	3,348,776	3,328,094

Distributions to Shareholders:
From net investment income:
Class A	(56,624)	(50,061)
Class B	(9,276)	(14,980)
Class C	(28,216)	(38,896)
Class R	(7)	(24)
Institutional Service Class	(8,888)	(21,794)
Institutional Class	(38,008)	(86,744)
Net realized gains:
Class A	(312,789)	(372,015)
Class B	(72,673)	(192,407)
Class C	(218,634)	(379,746)
Class R	(64)	(222)
Institutional Service Class	(45,127)	(155,313)
Institutional Class	(192,971)	(348,917)

Change in net assets from shareholder distributions	(983,277)	(1,661,119)

Change in net assets from capital transactions	7,836,886	9,526,855

Change in net assets	10,202,385	11,193,830

Net Assets:
Beginning of period	20,092,135	8,898,305

End of period	$30,294,520	$20,092,135

Accumulated net investment income at end of period	$157,744	$55,982

See accompanying notes to financial statements.

50 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Global Utilities Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,312,691	$2,892,002
Dividends reinvested	256,429	370,070
Cost of shares redeemed (a)	(1,559,078)	(791,710)

Total Class A	6,010,042	2,470,362

Class B Shares
Proceeds from shares issued	690,260	462,630
Dividends reinvested	72,626	178,513
Cost of shares redeemed (a)	(233,790)	(98,107)

Total Class B	529,096	543,036

Class C Shares
Proceeds from shares issued	2,132,031	3,334,663
Dividends reinvested	133,677	193,426
Cost of shares redeemed (a)	(1,738,370)	(905,552)

Total Class C	527,338	2,622,537

Class R Shares
Proceeds from shares issued	119,582	200
Dividends reinvested	71	246
Cost of shares redeemed (a)	3	(202)

Total Class R	119,656	244

Institutional Service Class Shares
Proceeds from shares issued	310	1,183
Dividends reinvested	54,016	177,107
Cost of shares redeemed (a)	(15)	–

Total Institutional Service Class	54,311	178,290

Institutional Class Shares
Proceeds from shares issued	2,367,842	4,207,805
Dividends reinvested	230,978	435,661
Cost of shares redeemed (a)	(2,002,377)	(931,080)

Total Institutional Class	596,443	3,712,386

Change in net assets from capital transactions:	$7,836,886	$9,526,855

See accompanying notes to financial statements.

2007 Semiannual Report 51

Statements of Changes in Net Assets (Continued)

	Nationwide Global Utilities Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	542,807	239,607
Reinvested	19,237	35,376
Redeemed	(114,834)	(68,861)

Total Class A Shares	447,210	206,122

Class B Shares
Issued	51,691	39,431
Reinvested	5,531	17,358
Redeemed	(17,595)	(9,021)

Total Class B Shares	39,627	47,768

Class C Shares
Issued	159,037	293,094
Reinvested	10,181	18,731
Redeemed	(132,462)	(81,067)

Total Class C Shares	36,756	230,758

Class R Shares
Issued	8,485	18
Reinvested	5	24
Redeemed	–	(18)

Total Class R Shares	8,490	24

Institutional Service Class Shares
Issued	–	88
Reinvested	4,034	16,876

Total Institutional Service Class Shares	4,034	16,964

Institutional Class Shares
Issued	173,348	365,865
Reinvested	17,250	41,154
Redeemed	(143,213)	(81,140)

Total Institutional Class Shares	47,385	325,879

Change in shares:	583,502	827,515

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

52 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Global Financial Services Fund

		Investment Activities			Distributions
			Net Realized
			and
	Net Asset	Net	Unrealized
	Value,	Investment	Gains	Total from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2002 (f)	$10.00	0.04	(1.12)	(1.08)	–
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90	(0.02)
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)
Six Months Ended April 30, 2007 (Unaudited)	$15.68	0.09	1.32	1.41	(0.07)
Class B Shares
Period Ended October 31, 2002 (f)	$10.00	(0.02)	(1.11)	(1.13)	–
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	–
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)
Six Months Ended April 30, 2007 (Unaudited)	$15.37	0.03	1.29	1.32	(0.02)
Class C Shares
Period Ended October 31, 2002 (f)	$10.00	(0.02)	(1.11)	(1.13)	–
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	–
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)
Six Months Ended April 30, 2007 (Unaudited)	$15.36	0.04	1.29	1.33	(0.03)
Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	0.86	0.90	(0.06)
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)
Six Months Ended April 30, 2007 (Unaudited)	$15.40	0.06	1.30	1.36	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.92	(10.78%)	$675	1.66%
Year Ended October 31, 2003	–	(0.02)	$–	$11.80	32.59%	$1,228	1.65%
Year Ended October 31, 2004	(1.11)	(1.20)	$–	$12.49	17.01%	$2,457	1.65%
Year Ended October 31, 2005	(0.80)	(0.91)	$–	$13.41	14.91%	$4,546	1.66%
Year Ended October 31, 2006	(0.62)	(0.82)	$0.01	$15.68	23.87%	$21,752	1.52%
Six Months Ended April 30, 2007 (Unaudited)	(0.67)	(0.74)	$–	$16.35	9.25%	$29,594	1.39%
Class B Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.87	(11.30%)	$672	2.38%
Year Ended October 31, 2003	–	–	$–	$11.67	31.60%	$906	2.40%
Year Ended October 31, 2004	(1.11)	(1.14)	$–	$12.30	16.15%	$1,072	2.40%
Year Ended October 31, 2005	(0.80)	(0.85)	$–	$13.17	14.02%	$1,243	2.40%
Year Ended October 31, 2006	(0.62)	(0.73)	$0.01	$15.37	22.98%	$2,993	2.25%
Six Months Ended April 30, 2007 (Unaudited)	(0.67)	(0.69)	$–	$16.00	8.84%	$3,333	2.10%
Class C Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.87	(11.30%)	$665	2.38%
Year Ended October 31, 2003	–	–	$–	$11.67	31.60%	$883	2.40%
Year Ended October 31, 2004	(1.11)	(1.14)	$–	$12.30	16.16%	$1,088	2.40%
Year Ended October 31, 2005	(0.80)	(0.85)	$–	$13.16	13.94%	$1,590	2.40%
Year Ended October 31, 2006	(0.62)	(0.73)	$0.01	$15.36	23.03%	$5,514	2.24%
Six Months Ended April 30, 2007 (Unaudited)	(0.67)	(0.70)	$–	$15.99	8.86%	$7,045	2.10%
Class R Shares
Period Ended October 31, 2004 (g)	–	(0.06)	$–	$12.31	7.89%	$1	1.98%
Year Ended October 31, 2005	(0.80)	(0.91)	$–	$13.19	14.82%	$1	1.71%
Year Ended October 31, 2006	(0.62)	(0.80)	$0.01	$15.40	23.59%	$79	1.78%
Six Months Ended April 30, 2007 (Unaudited)	(0.67)	(0.69)	$–	$16.07	9.08%	$59	1.89%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Investment
	Ratio of Net	Ratio of Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average	Portfolio
	Net Assets (c)	Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2002 (f)	0.47%	3.76%	(1.63%)	102.39%
Year Ended October 31, 2003	0.81%	2.78%	(0.33%)	256.82%
Year Ended October 31, 2004	1.06%	2.41%	0.31%	129.61%
Year Ended October 31, 2005	1.00%	2.00%	0.66%	213.88%
Year Ended October 31, 2006	1.01%	1.53%	1.01%	195.16%
Six Months Ended April 30, 2007 (Unaudited)	1.24%	1.39%	1.24%	77.82%
Class B Shares
Period Ended October 31, 2002 (f)	(0.25%)	4.51%	(2.38%)	102.39%
Year Ended October 31, 2003	0.08%	3.67%	(1.20%)	256.82%
Year Ended October 31, 2004	0.20%	3.14%	(0.54%)	129.61%
Year Ended October 31, 2005	0.28%	2.80%	(0.12%)	213.88%
Year Ended October 31, 2006	0.33%	2.25%	0.33%	195.16%
Six Months Ended April 30, 2007 (Unaudited)	0.49%	2.10%	0.49%	77.82%
Class C Shares
Period Ended October 31, 2002 (f)	(0.25%)	4.51%	(2.38%)	102.39%
Year Ended October 31, 2003	0.08%	3.68%	(1.20%)	256.82%
Year Ended October 31, 2004	0.20%	3.15%	(0.55%)	129.61%
Year Ended October 31, 2005	0.30%	2.77%	(0.08%)	213.88%
Year Ended October 31, 2006	0.37%	2.24%	0.36%	195.16%
Six Months Ended April 30, 2007 (Unaudited)	0.50%	2.10%	0.50%	77.82%
Class R Shares
Period Ended October 31, 2004 (g)	0.46%	2.74%	(0.30%)	129.61%
Year Ended October 31, 2005	0.96%	2.27%	0.41%	213.88%
Year Ended October 31, 2006	1.00%	1.78%	1.00%	195.16%
Six Months Ended April 30, 2007 (Unaudited)	1.02%	1.90%	1.02%	77.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2007 Semiannual Report 53

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

		Investment Activities			Distributions
			Net Realized
			and
	Net Asset	Net	Unrealized
	Value,	Investment	Gains	Total from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$10.00	0.06	(1.12)	(1.06)	–
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94	(0.03)
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)
Six Months Ended April 30, 2007 (Unaudited)	$15.77	0.11	1.33	1.44	(0.09)
Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	0.02	0.34	0.36	(0.03)
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)
Six Months Ended April 30, 2007 (Unaudited)	$15.77	0.12	1.32	1.44	(0.09)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.94	(10.57%)	$671	1.40%
Year Ended October 31, 2003	–	(0.03)	$–	$11.85	32.95%	$892	1.40%
Year Ended October 31, 2004	(1.11)	(1.23)	$–	$12.55	17.25%	$1,046	1.40%
Year Ended October 31, 2005	(0.80)	(0.95)	$–	$13.48	15.20%	$1,205	1.40%
Year Ended October 31, 2006	(0.62)	(0.85)	$0.01	$15.77	24.19%	$1,496	1.27%
Six Months Ended April 30, 2007 (Unaudited)	(0.67)	(0.76)	$–	$16.45	9.41%	$1,637	1.09%
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	(0.03)	$–	$12.55	2.96%	$674	1.40%
Year Ended October 31, 2005	(0.80)	(0.95)	$–	$13.48	15.20%	$6,219	1.40%
Year Ended October 31, 2006	(0.62)	(0.85)	$0.01	$15.77	24.19%	$19,768	1.24%
Six Months Ended April 30, 2007 (Unaudited)	(0.67)	(0.76)	$–	$16.45	9.41%	$21,397	1.10%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Investment
	Ratio of Net	Ratio of Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average	Portfolio
	Net Assets (c)	Assets(c) (d)	Net Assets (c) (d)	Turnover (e)

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	0.73%	3.51%	(1.38%)	102.39%
Year Ended October 31, 2003	1.08%	2.68%	(0.20%)	256.82%
Year Ended October 31, 2004	1.20%	2.14%	0.46%	129.61%
Year Ended October 31, 2005	1.27%	1.79%	0.88%	213.88%
Year Ended October 31, 2006	1.32%	1.27%	1.31%	195.16%
Six Months Ended April 30, 2007 (Unaudited)	1.48%	1.10%	1.48%	77.82%
Institutional Class Shares
Period Ended October 31, 2004 (h)	0.53%	2.30%	(0.37%)	129.61%
Year Ended October 31, 2005	1.22%	1.62%	1.00%	213.88%
Year Ended October 31, 2006	1.31%	1.25%	1.31%	195.16%
Six Months Ended April 30, 2007 (Unaudited)	1.52%	1.10%	1.52%	77.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

54 Semiannual Report 2007

Nationwide Global Health Sciences Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$9.33	(0.06)	(0.97)	(1.03)
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62
Six Months Ended April 30, 2007 (Unaudited)	$11.15	–	0.82	0.82
Class B Shares
Year Ended October 31, 2002	$9.29	(0.15)	(0.93)	(1.08)
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52
Six Months Ended April 30, 2007 (Unaudited)	$10.68	(0.03)	0.79	0.76
Class C Shares
Period Ended October 31, 2002 (f)	$7.92	(0.01)	0.30	0.29
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53
Six Months Ended April 30, 2007 (Unaudited)	$10.69	(0.06)	0.81	0.75

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$8.30	(11.04%	)	$1,538	1.60%
Year Ended October 31, 2003	–	–	$10.24	23.37%		$4,087	1.57%
Year Ended October 31, 2004	(0.84)	(0.84)	$10.04	6.26%		$6,144	1.59%
Year Ended October 31, 2005	(0.06)	(0.06)	$11.63	16.47%		$11,131	1.64%
Year Ended October 31, 2006	(1.10)	(1.10)	$11.15	5.52%		$10,636	1.57%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$11.97	7.35%		$10,602	1.48%
Class B Shares
Year Ended October 31, 2002	–	–	$8.21	(11.63%	)	$730	2.28%
Year Ended October 31, 2003	–	–	$10.06	22.53%		$899	2.25%
Year Ended October 31, 2004	(0.84)	(0.84)	$9.78	5.52%		$1,076	2.25%
Year Ended October 31, 2005	(0.06)	(0.06)	$11.26	15.78%		$1,302	2.29%
Year Ended October 31, 2006	(1.10)	(1.10)	$10.68	4.75%		$1,458	2.23%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$11.44	7.12%		$1,524	2.11%
Class C Shares
Period Ended October 31, 2002 (f)	–	–	$8.21	3.66%		$58	2.25%
Year Ended October 31, 2003	–	–	$10.07	22.66%		$130	2.25%
Year Ended October 31, 2004	(0.84)	(0.84)	$9.78	5.52%		$2,092	2.25%
Year Ended October 31, 2005	(0.06)	(0.06)	$11.26	15.66%		$3,899	2.30%
Year Ended October 31, 2006	(1.10)	(1.10)	$10.69	4.84%		$3,788	2.23%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$11.44	7.02%		$1,419	2.12%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	(0.99%	)	3.10%	(2.49%	)	893.80%
Year Ended October 31, 2003	(0.75%	)	2.29%	(1.47%	)	570.16%
Year Ended October 31, 2004	(0.67%	)	1.90%	(0.98%	)	388.52%
Year Ended October 31, 2005	(0.66%	)	1.72%	(0.74%	)	401.37%
Year Ended October 31, 2006	(0.24%	)	1.58%	(0.25%	)	268.38%
Six Months Ended April 30, 2007 (Unaudited)	0.01%		1.49%	0.01%		85.09%
Class B Shares
Year Ended October 31, 2002	(1.71%	)	4.00%	(3.43%	)	893.80%
Year Ended October 31, 2003	(1.41%	)	3.06%	(2.22%	)	570.16%
Year Ended October 31, 2004	(1.32%	)	2.56%	(1.63%	)	388.52%
Year Ended October 31, 2005	(1.27%	)	2.39%	(1.37%	)	401.37%
Year Ended October 31, 2006	(0.90%	)	2.24%	(0.90%	)	268.38%
Six Months Ended April 30, 2007 (Unaudited)	(0.62%	)	2.12%	(0.62%	)	85.09%
Class C Shares
Period Ended October 31, 2002 (f)	(1.69%	)	2.80%	(2.24%	)	893.80%
Year Ended October 31, 2003	(1.45%	)	2.96%	(2.16%	)	570.16%
Year Ended October 31, 2004	(1.44%	)	2.57%	(1.76%	)	388.52%
Year Ended October 31, 2005	(1.30%	)	2.37%	(1.37%	)	401.37%
Year Ended October 31, 2006	(0.90%	)	2.24%	(0.91%	)	268.38%
Six Months Ended April 30, 2007 (Unaudited)	(0.62%	)	2.12%	(0.62%	)	85.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2007 Semiannual Report 55

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (g)	$10.04	(0.09)	(0.14)	(0.23)
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60
Six Months Ended April 30, 2007 (Unaudited)	$10.87	(0.01)	0.78	0.77
Institutional Service Class Shares
Year Ended October 31, 2002	$9.36	(0.04)	(0.97)	(1.01)
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65
Six Months Ended April 30, 2007 (Unaudited)	$11.31	0.02	0.84	0.86
Institutional Class Shares
Period Ended October 31, 2004 (h)	$10.92	(0.01)	(0.77)	(0.78)
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67
Six Months Ended April 30, 2007 (Unaudited)	$11.36	0.02	0.84	0.86

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (g)	–	–	$9.81	(2.29%	)	$1	1.88%
Year Ended October 31, 2005	(0.06)	(0.06)	$11.37	16.55%		$1	1.60%
Year Ended October 31, 2006	(1.10)	(1.10)	$10.87	5.46%		$1	1.63%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$11.64	7.08%		$20	1.83%
Institutional Service Class Shares
Year Ended October 31, 2002	–	–	$8.35	(10.79%	)	$1,403	1.27%
Year Ended October 31, 2003	–	–	$10.32	23.59%		$3,746	1.42%
Year Ended October 31, 2004	(0.84)	(0.84)	$10.13	6.30%		$4,979	1.46%
Year Ended October 31, 2005	(0.06)	(0.06)	$11.76	16.72%		$5,828	1.50%
Year Ended October 31, 2006	(1.10)	(1.10)	$11.31	5.73%		$1,130	1.39%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$12.17	7.60%		$1,216	1.12%
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	–	$10.14	(7.14%	)	$404	1.25%
Year Ended October 31, 2005	(0.06)	(0.06)	$11.79	16.90%		$3,776	1.29%
Year Ended October 31, 2006	(1.10)	(1.10)	$11.36	5.90%		$12,468	1.23%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$12.22	7.57%		$17,790	1.11%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (g)	(1.03%	)	2.22%	(1.37%	)	388.52%
Year Ended October 31, 2005	(0.59%	)	1.67%	(0.65%	)	401.37%
Year Ended October 31, 2006	(0.29%	)	1.64%	(0.30%	)	268.38%
Six Months Ended April 30, 2007 (Unaudited)	(0.45%	)	1.83%	(0.45%	)	85.09%
Institutional Service Class Shares
Year Ended October 31, 2002	(0.66%	)	2.85%	(2.24%	)	893.80%
Year Ended October 31, 2003	(0.61%	)	2.12%	(1.31%	)	570.16%
Year Ended October 31, 2004	(0.54%	)	1.76%	(0.84%	)	388.52%
Year Ended October 31, 2005	(0.47%	)	1.59%	(0.57%	)	401.37%
Year Ended October 31, 2006	(0.15%	)	1.40%	(0.16%	)	268.38%
Six Months Ended April 30, 2007 (Unaudited)	0.37%		1.13%	0.37%		85.09%
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.25%	)	1.54%	(0.54%	)	388.52%
Year Ended October 31, 2005	(0.35%	)	1.34%	(0.41%	)	401.37%
Year Ended October 31, 2006	0.10%		1.24%	0.10%		268.38%
Six Months Ended April 30, 2007 (Unaudited)	0.38%		1.12%	0.38%		85.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

56 Semiannual Report 2007

Nationwide Global Natural Resources Fund

					Distributions
		Investment Activities
			Net Realized
	Net Asset	Net	and
	Value,	Investment	Unrealized	Total from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	–	1.25	1.25	(0.02)
Year Ended October 31, 2005	$11.23	–	7.14	7.14	(0.01)
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	–
Six Months Ended April 30, 2007 (Unaudited)	$20.31	(0.01)	3.48	3.47	–
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	(0.03)	1.24	1.21	–
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	–
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	–
Six Months Ended April 30, 2007 (Unaudited)	$19.97	(0.08)	3.41	3.33	–
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	(0.02)	1.23	1.21	–
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	–
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	–
Six Months Ended April 30, 2007 (Unaudited)	$19.98	(0.08)	3.41	3.33	–
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	(0.02)	1.24	1.22	–
Year Ended October 31, 2005	$11.22	–	7.08	7.08	–
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	–
Six Months Ended April 30, 2007 (Unaudited)	$20.19	(0.03)	3.44	3.41	–
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	1.23	1.25	(0.02)
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	–
Six Months Ended April 30, 2007 (Unaudited)	$20.39	0.02	3.49	3.51	– (g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (f)	–	(0.02)	$–	$11.23	12.58%	$107	1.58%
Year Ended October 31, 2005	(0.40)	(0.41)	$0.01	$17.97	65.51%	$10,915	1.47%
Year Ended October 31, 2006	(1.56)	(1.56)	$0.02	$20.31	22.87%	$20,324	1.38%
Six Months Ended April 30, 2007 (Unaudited)	(2.82)	(2.82)	$–	$20.96	18.68%	$21,566	1.35%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	$–	$11.21	12.10%	$1	2.30%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.01	$17.82	64.49%	$648	2.20%
Year Ended October 31, 2006	(1.56)	(1.56)	$0.02	$19.97	21.94%	$1,862	2.12%
Six Months Ended April 30, 2007 (Unaudited)	(2.82)	(2.82)	$–	$20.48	18.27%	$1,922	2.08%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	$–	$11.21	12.20%	$6	2.30%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.01	$17.83	64.42%	$4,938	2.20%
Year Ended October 31, 2006	(1.56)	(1.56)	$0.02	$19.98	21.92%	$10,302	2.12%
Six Months Ended April 30, 2007 (Unaudited)	(2.82)	(2.82)	$–	$20.49	18.26%	$10,381	2.09%
Class R Shares
Period Ended October 31, 2004 (f)	– (g)	–	$–	$11.22	12.22%	$1	1.94%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.01	$17.91	65.15%	$23	1.73%
Year Ended October 31, 2006	(1.56)	(1.56)	$0.02	$20.19	22.59%	$249	1.75%
Six Months Ended April 30, 2007 (Unaudited)	(2.82)	(2.82)	$–	$20.78	18.48%	$1,221	1.74%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	(0.02)	$–	$11.23	12.50%	$1	1.39%
Year Ended October 31, 2005	(0.40)	(0.41)	$0.01	$17.99	65.89%	$170	1.22%
Year Ended October 31, 2006	(1.56)	(1.56)	$0.02	$20.39	23.20%	$537	1.12%
Six Months Ended April 30, 2007 (Unaudited)	(2.82)	(2.82)	$–	$21.08	18.84%	$342	1.10%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Investment
	Ratio of Net	Ratio of Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	(1.05%)	4.11%	(3.59%)	48.29%
Year Ended October 31, 2005	(0.13%)	1.59%	(0.25%)	313.92%
Year Ended October 31, 2006	(0.07%)	1.38%	(0.07%)	228.18%
Six Months Ended April 30, 2007 (Unaudited)	(0.07%)	1.35%	(0.07%)	96.54%
Class B Shares
Period Ended October 31, 2004 (f)	(0.88%)	4.44%	(3.02%)	48.29%
Year Ended October 31, 2005	(0.83%)	2.54%	(1.18%)	313.92%
Year Ended October 31, 2006	(0.84%)	2.13%	(0.85%)	228.18%
Six Months Ended April 30, 2007 (Unaudited)	(0.80%)	2.09%	(0.80%)	96.54%
Class C Shares
Period Ended October 31, 2004 (f)	(1.29%)	4.77%	(3.76%)	48.29%
Year Ended October 31, 2005	(0.87%)	2.27%	(0.94%)	313.92%
Year Ended October 31, 2006	(0.81%)	2.12%	(0.82%)	228.18%
Six Months Ended April 30, 2007 (Unaudited)	(0.81%)	2.09%	(0.81%)	96.54%
Class R Shares
Period Ended October 31, 2004 (f)	(0.53%)	3.91%	(2.51%)	48.29%
Year Ended October 31, 2005	(0.14%)	1.94%	(0.36%)	313.92%
Year Ended October 31, 2006	(0.43%)	1.77%	(0.45%)	228.18%
Six Months Ended April 30, 2007 (Unaudited)	(0.55%)	1.74%	(0.55%)	96.54%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	0.17%	3.56%	(2.00%)	48.29%
Year Ended October 31, 2005	0.03%	0.80%	0.45%	313.92%
Year Ended October 31, 2006	0.13%	1.13%	0.16%	228.18%
Six Months Ended April 30, 2007 (Unaudited)	0.19%	1.11%	0.19%	96.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

2007 Semiannual Report 57

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

					Distributions
		Investment Activities
			Net Realized
	Net Asset	Net	and
	Value,	Investment	Unrealized	Total from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.25	1.26	(0.02)
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	–
Six Months Ended April 30, 2007 (Unaudited)	$20.41	0.02	3.50	3.52	– (g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2004 (f)	–	(0.02)	$–	$11.24	12.60%	$3,377	1.30%
Year Ended October 31, 2005	(0.40)	(0.42)	$0.01	$18.01	66.02%	$8,078	1.23%
Year Ended October 31, 2006	(1.56)	(1.56)	$0.02	$20.41	23.17%	$15,731	1.11%
Six Months Ended April 30, 2007 (Unaudited)	(2.82)	(2.82)	$–	$21.11	18.87%	$19,718	1.08%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Investment
	Ratio of Net	Ratio of Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average	Portfolio
	Net Assets (c)	Assets (c) (d)	Net Assets	Turnover (e)

Institutional Class Shares
Period Ended October 31, 2004 (f)	0.27%	3.32%	(1.74%)	48.29%
Year Ended October 31, 2005	0.25%	1.95%	(0.48%)	313.92%
Year Ended October 31, 2006	0.16%	1.13%	0.13%	228.18%
Six Months Ended April 30, 2007 (Unaudited)	0.20%	1.08%	0.20%	96.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

58 Semiannual Report 2007

Nationwide Global Technology and Communications Fund

		Investment Activities

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50
Six Months Ended April 30, 2007 (Unaudited)	$4.21	(0.03)	0.50	0.47
Class B Shares
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45
Six Months Ended April 30, 2007 (Unaudited)	$4.02	(0.04)	0.47	0.43
Class C Shares
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)
Year Ended October 31, 2005 (i)	$3.43	(0.05)	0.22	0.17
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45
Six Months Ended April 30, 2007 (Unaudited)	$4.05	(0.03)	0.46	0.43

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$2.63	(34.58%	)(f)	$1,514	1.69%
Year Ended October 31, 2003	–	–	$3.86	46.77%		$3,303	1.69%
Year Ended October 31, 2004	–	–	$3.52	(8.81%	)	$2,991	1.71%
Year Ended October 31, 2005	–	–	$3.71	5.40%		$3,071	1.72%
Year Ended October 31, 2006	–	–	$4.21	13.48%		$3,797	1.66%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$4.66	11.29%		$2,932	1.71%
Class B Shares
Year Ended October 31, 2002	–	–	$2.58	(35.01%	)(f)	$780	2.38%
Year Ended October 31, 2003	–	–	$3.77	46.12%		$1,196	2.40%
Year Ended October 31, 2004	–	–	$3.41	(9.55%	)	$1,064	2.40%
Year Ended October 31, 2005	–	–	$3.57	4.69%		$1,038	2.41%
Year Ended October 31, 2006	–	–	$4.02	12.61%		$1,312	2.36%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$4.43	10.83%		$1,475	2.39%
Class C Shares
Year Ended October 31, 2002	–	–	$2.60	(34.84%	)(f)	$17	2.38%
Year Ended October 31, 2003	–	–	$3.79	45.77%		$39	2.40%
Year Ended October 31, 2004	–	–	$3.43	(9.50%	)	$79	2.40%
Year Ended October 31, 2005 (i)	–	–	$3.60	4.96%		$33	2.41%
Year Ended October 31, 2006	–	–	$4.05	12.50%		$79	2.33%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$4.46	10.75%		$268	2.38%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	(1.37%	)	2.56%	(2.24%	)	944.01%
Year Ended October 31, 2003	(1.38%	)	2.96%	(2.64%	)	1,136.72%
Year Ended October 31, 2004	(1.45%	)	2.02%	(1.76%	)	722.91%
Year Ended October 31, 2005	(0.87%	)	2.23%	(1.38%	)	654.64%
Year Ended October 31, 2006	(1.01%	)	2.03%	(1.38%	)	368.77%
Six Months Ended April 30, 2007 (Unaudited)	(1.18%	)	1.71%	(1.18%	)	115.05%
Class B Shares
Year Ended October 31, 2002	(2.02%	)	3.32%	(2.96%	)	944.01%
Year Ended October 31, 2003	(2.07%	)	3.73%	(3.40%	)	1,136.72%
Year Ended October 31, 2004	(2.14%	)	2.72%	(2.46%	)	722.91%
Year Ended October 31, 2005	(1.55%	)	2.93%	(2.07%	)	654.64%
Year Ended October 31, 2006	(1.72%	)	2.73%	(2.09%	)	368.77%
Six Months Ended April 30, 2007 (Unaudited)	(1.87%	)	2.39%	(1.87%	)	115.05%
Class C Shares
Year Ended October 31, 2002	(1.83%	)	3.40%	(2.85%	)	944.01%
Year Ended October 31, 2003	(2.10%	)	3.65%	(3.35%	)	1,136.72%
Year Ended October 31, 2004	(2.14%	)	2.73%	(2.47%	)	722.91%
Year Ended October 31, 2005 (i)	(1.51%	)	3.06%	(2.16%	)	654.64%
Year Ended October 31, 2006	(1.71%	)	2.73%	(2.11%	)	368.77%
Six Months Ended April 30, 2007 (Unaudited)	(1.86%	)	2.38%	(1.86%	)	115.05%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 59

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

		Investment Activities

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (g)	$3.70	(0.05)	(0.23)	(0.28)
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47
Six Months Ended April 30, 2007 (Unaudited)	$4.07	(0.03)	0.48	0.45
Institutional Service Class Shares
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21
Year Ended October 31, 2006 (i)	$3.78	(0.46)	1.02	0.56
Six Months Ended April 30, 2007 (Unaudited)	$4.34	(0.02)	0.52	0.50
Institutional Class Shares
Period Ended October 31, 2004 (h)	$3.81	(0.01)	(0.22)	(0.23)
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52
Six Months Ended April 30, 2007 (Unaudited)	$4.31	(0.02)	0.51	0.49

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (g)	–	–	$3.42	(7.57%	)	$1	1.99%
Year Ended October 31, 2005	–	–	$3.60	5.26%		$1	1.83%
Year Ended October 31, 2006	–	–	$4.07	13.06%		$1	1.97%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$4.50	11.19%		$1	2.01%
Institutional Service Class Shares
Year Ended October 31, 2002	–	–	$2.66	(34.48%	)(f)	$843	1.41%
Year Ended October 31, 2003	–	–	$3.92	47.37%		$5,006	1.58%
Year Ended October 31, 2004	–	–	$3.57	(8.93%	)	$4,358	1.62%
Year Ended October 31, 2005	–	–	$3.78	5.88%		$3,513	1.62%
Year Ended October 31, 2006 (i)	–	–	$4.34	14.81%		$1	1.58%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$4.82	11.65%		$1	1.30%
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	–	$3.58	(6.04%	)	$231	1.40%
Year Ended October 31, 2005	–	–	$3.79	5.87%		$2,344	1.40%
Year Ended October 31, 2006	–	–	$4.31	13.72%		$7,708	1.33%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$4.78	11.50%		$14,577	1.37%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (g)	(1.75%	)	2.28%	(2.04%	)	722.91%
Year Ended October 31, 2005	(1.01%	)	2.33%	(1.51%	)	654.64%
Year Ended October 31, 2006	(1.34%	)	2.39%	(1.75%	)	368.77%
Six Months Ended April 30, 2007 (Unaudited)	(1.55%	)	2.01%	(1.55%	)	115.05%
Institutional Service Class Shares
Year Ended October 31, 2002	(1.37%	)	2.08%	(2.04%	)	944.01%
Year Ended October 31, 2003	(1.29%	)	2.65%	(2.36%	)	1,136.72%
Year Ended October 31, 2004	(1.36%	)	1.92%	(1.67%	)	722.91%
Year Ended October 31, 2005	(0.74%	)	2.17%	(1.30%	)	654.64%
Year Ended October 31, 2006 (i)	(0.83%	)	1.81%	(1.06%	)	368.77%
Six Months Ended April 30, 2007 (Unaudited)	(0.79%	)	1.30%	(0.79%	)	115.05%
Institutional Class Shares
Period Ended October 31, 2004 (h)	(1.05%	)	1.92%	(1.57%	)	722.91%
Year Ended October 31, 2005	(0.77%	)	1.68%	(1.05%	)	654.64%
Year Ended October 31, 2006	(0.73%	)	1.74%	(1.14%	)	368.77%
Six Months Ended April 30, 2007 (Unaudited)	(0.88%	)	1.39%	(0.90%	)	115.05%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

60 Semiannual Report 2007

Nationwide Global Utilities Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2002 (f)	$10.00	0.11	(2.85)	(2.74)	(0.06)
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13	(0.05)
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)
Six Months Ended April 30, 2007 (Unaudited)	$12.99	0.11	1.68	1.79	(0.08)
Class B Shares
Period Ended October 31, 2002 (f)	$10.00	0.05	(2.84)	(2.79)	(0.03)
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)
Six Months Ended April 30, 2007 (Unaudited)	$12.79	0.08	1.64	1.72	(0.06)
Class C Shares
Period Ended October 31, 2002 (f)	$10.00	0.05	(2.84)	(2.79)	(0.03)
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)
Year Ended October 31, 2005 (i)	$10.74	0.15	1.62	1.77	(0.13)
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)
Six Months Ended April 30, 2007 (Unaudited) (i)	$12.79	0.08	1.64	1.72	(0.06)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratios/Supplemental Data
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2002 (f)	–	(0.06)	$–	$7.20	(27.46%)	$547	1.46%
Year Ended October 31, 2003	–	(0.05)	$–	$8.28	15.80%	$734	1.45%
Year Ended October 31, 2004	–	(0.04)	$–	$10.87	31.81%	$1,190	1.45%
Year Ended October 31, 2005	(0.25)	(0.47)	$0.02	$12.30	17.73%	$2,377	1.47%
Year Ended October 31, 2006	(1.94)	(2.14)	$–	$12.99	27.56%	$5,185	1.45%
Six Months Ended April 30, 2007 (Unaudited)	(0.47)	(0.55)	$–	$14.23	14.07%	$12,046	1.38%
Class B Shares
Period Ended October 31, 2002 (f)	–	(0.03)	$–	$7.18	(27.93%)	$544	2.18%
Year Ended October 31, 2003	–	(0.03)	$–	$8.22	14.92%	$625	2.20%
Year Ended October 31, 2004	–	(0.01)	$–	$10.75	30.86%	$885	2.20%
Year Ended October 31, 2005	(0.25)	(0.39)	$0.02	$12.15	16.93%	$1,202	2.20%
Year Ended October 31, 2006	(1.94)	(2.06)	$–	$12.79	26.57%	$1,875	2.18%
Six Months Ended April 30, 2007 (Unaudited)	(0.47)	(0.53)	$–	$13.98	13.68%	$2,604	2.08%
Class C Shares
Period Ended October 31, 2002 (f)	–	(0.03)	$–	$7.18	(27.93%)	$541	2.18%
Year Ended October 31, 2003	–	(0.03)	$–	$8.22	14.92%	$623	2.20%
Year Ended October 31, 2004	–	(0.02)	$–	$10.74	30.90%	$3,556	2.20%
Year Ended October 31, 2005 (i)	(0.25)	(0.38)	$0.02	$12.15	16.88%	$2,435	2.20%
Year Ended October 31, 2006	(1.94)	(2.07)	$–	$12.79	26.60%	$5,512	2.17%
Six Months Ended April 30, 2007 (Unaudited) (i)	(0.47)	(0.53)	$–	$13.98	13.68%	$6,540	2.08%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Investment
	Ratio of Net	Ratio of Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2002 (f)	1.46%	3.96%	(1.04%)	146.88%
Year Ended October 31, 2003	0.96%	3.06%	(0.65%)	112.34%
Year Ended October 31, 2004	1.14%	2.70%	(0.10%)	391.22%
Year Ended October 31, 2005	1.70%	2.02%	1.15%	295.27%
Year Ended October 31, 2006	2.32%	1.80%	1.97%	83.30%
Six Months Ended April 30, 2007 (Unaudited)	2.00%	1.40%	1.97%	39.04%
Class B Shares
Period Ended October 31, 2002 (f)	0.75%	4.71%	(1.78%)	146.88%
Year Ended October 31, 2003	0.25%	3.89%	(1.44%)	112.34%
Year Ended October 31, 2004	0.41%	3.46%	(0.84%)	391.22%
Year Ended October 31, 2005	0.96%	2.76%	0.40%	295.27%
Year Ended October 31, 2006	1.62%	2.54%	1.27%	83.30%
Six Months Ended April 30, 2007 (Unaudited)	1.28%	2.10%	1.26%	39.04%
Class C Shares
Period Ended October 31, 2002 (f)	0.75%	4.71%	(1.78%)	146.88%
Year Ended October 31, 2003	0.25%	3.89%	(1.44%)	112.34%
Year Ended October 31, 2004	0.43%	3.33%	(0.70%)	391.22%
Year Ended October 31, 2005 (i)	1.25%	2.81%	0.63%	295.27%
Year Ended October 31, 2006	1.30%	2.49%	0.98%	83.30%
Six Months Ended April 30, 2007 (Unaudited) (i)	1.20%	2.10%	1.18%	39.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 61

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	1.58	1.66
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75
Six Months Ended April 30, 2007 (Unaudited)	$12.83	0.07	1.67	1.74
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$10.00	0.13	(2.85)	(2.72)
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87
Six Months Ended April 30, 2007 (Unaudited)	$13.05	0.15	1.67	1.82
Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.75	0.03	1.15	1.18
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87
Six Months Ended April 30, 2007 (Unaudited)	$13.05	0.16	1.66	1.82

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net			Net Asset
	Investment	Realized	Total	Redemption	Value, End	Total
	Income	Gains	Distributions	fees	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2004 (g)	(0.02)	–	(0.02)	$–	$10.78	18.23%
Year Ended October 31, 2005	(0.21)	(0.25)	(0.46)	$0.02	$12.20	17.61%
Year Ended October 31, 2006	(0.18)	(1.94)	(2.12)	$–	$12.83	27.11%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.47)	(0.52)	$–	$14.05	13.81%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	(0.07)	–	(0.07)	$–	$7.21	(27.27%)
Year Ended October 31, 2003	(0.06)	–	(0.06)	$–	$8.30	16.10%
Year Ended October 31, 2004	(0.05)	–	(0.05)	$–	$10.91	32.13%
Year Ended October 31, 2005	(0.25)	(0.25)	(0.50)	$0.02	$12.35	18.05%
Year Ended October 31, 2006	(0.23)	(1.94)	(2.17)	$–	$13.05	27.88%
Six Months Ended April 30, 2007 (Unaudited)	(0.09)	(0.47)	(0.56)	$–	$14.31	14.22%
Institutional Class Shares
Period Ended October 31, 2004 (h)	(0.02)	–	(0.02)	$–	$10.91	12.15%
Year Ended October 31, 2005	(0.25)	(0.25)	(0.50)	$0.02	$12.35	18.05%
Year Ended October 31, 2006	(0.23)	(1.94)	(2.17)	$–	$13.05	27.88%
Six Months Ended April 30, 2007 (Unaudited)	(0.09)	(0.47)	(0.56)	$–	$14.31	14.22%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Investment
			Ratio of Net	Ratio of Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses to	Income to	Reimbursements)	Reimbursements)
	Period	Average Net	Average Net	to Average Net	to Average	Portfolio
	(000’s)	Assets (c)	Assets (c)	Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class R Shares
Period Ended October 31, 2004 (g)	$1	1.78%	0.99%	3.14%	(0.35%)	391.22%
Year Ended October 31, 2005	$1	1.51%	1.64%	2.31%	0.84%	295.27%
Year Ended October 31, 2006	$2	1.78%	2.08%	2.18%	1.68%	83.30%
Six Months Ended April 30, 2007 (Unaudited)	$121	1.56%	7.58%	1.65%	7.49%	39.04%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$545	1.20%	1.72%	3.71%	(0.79%)	146.88%
Year Ended October 31, 2003	$633	1.20%	1.25%	2.89%	(0.44%)	112.34%
Year Ended October 31, 2004	$837	1.20%	1.41%	2.46%	0.15%	391.22%
Year Ended October 31, 2005	$987	1.20%	1.97%	1.78%	1.39%	295.27%
Year Ended October 31, 2006	$1,264	1.20%	2.68%	1.55%	2.33%	83.30%
Six Months Ended April 30, 2007 (Unaudited)	$1,444	1.08%	2.27%	1.10%	2.25%	39.04%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$250	1.20%	1.02%	2.19%	0.03%	391.22%
Year Ended October 31, 2005	$1,896	1.20%	1.85%	1.67%	1.38%	295.27%
Year Ended October 31, 2006	$6,254	1.20%	2.81%	1.50%	2.49%	83.30%
Six Months Ended April 30, 2007 (Unaudited)	$7,539	1.08%	2.37%	1.10%	2.35%	39.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

62 Semiannual Report 2007

Nationwide Mid Cap Growth Leaders Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Mid Cap Growth Leaders Fund (Class A at NAV) returned 14.23%, versus 11.77% for the Fund’s benchmark, the Russell Midcap Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 652 funds as of April 30, 2007) was 11.45%.

Can you describe the market environment during the reporting period?

Mid-cap stocks were standout performers during the six-month review period, handily outdistancing both large-caps and small-caps in a period where most broadly based stock indexes posted solid gains. Growth stocks modestly trailed value shares in the mid-cap space. Stocks maintained a fairly consistent upward bias, excluding a sharp decline at the end of February. On the second-to-last day of that month, a sudden plunge in the Chinese stock market spread to other global markets, producing one-day losses exceeding 3% in most widely followed U.S. indexes. The markets, however, regained their footing with little delay and resumed their upward march, enabling the benchmark to end the period near its all-time high. By far, the strongest absolute performance in the benchmark came from the materials sector. Significantly, none of the benchmark’s 10 sectors recorded a loss during the period.

What areas of investment provided the most positive returns for the Fund?

The Fund received a strong boost from stock selection in the information technology and industrials sectors. In technology, a lot of the value added came from MEMC Electronic Materials Inc., a producer of polysilicon, a material used in semiconductors and also in solar panels. Healthy growth in semiconductor usage and especially in the demand for solar panels helped the MEMC stock, and we sold it during the period under review. In industrials, the Fund’s large stake in companies supplying components for the commercial aircraft industry proved beneficial. For example, Precision Castparts Corp., one of the Fund’s largest holdings, soared to a gain of more than 50% as a result of strong demand from aircraft manufacturers for metal castings. Likewise, performance was aided by our position in Allegheny Technologies Inc., a producer of high-grade titanium. Increasing substitution of titanium for aluminum in commercial aircraft production drove the stock’s gains. Fund holding Avionics supplier Rockwell Collins Inc. helped as well.

What areas detracted from Fund performance?

Sectors that detracted from the Fund’s performance included financials and consumer discretionary. Several specialty retailers were particularly disappointing: Best Buy Co. Inc., Staples Inc., and Circuit City Stores Inc. Weakening consumer spending due to the subprime mortgage meltdown, reluctance on the part of personal computer buyers to purchase PCs until more was known about Vista, Microsoft’s recently upgraded version of its Windows operating system, and unfavorable weather hurt all three stocks. Elsewhere, hard-disk-drive maker Western Digital Corp. suffered from fears that competing technology would take market share from its products.

What is your outlook for the near term?

With both interest rates and inflation stable and at low levels by historical standards, we believe the stock market continues to enjoy a favorable backdrop. Although a slumping housing market likely will be a drag on the economic growth for while longer, the rest of the economy appears to be holding up well for the most part. In particular, the labor market appears healthy, which should support consumer spending, and we’ve seen some stabilization in manufacturing.

Portfolio Manager:

Joseph O’Connor

2007 Semiannual Report 63

Nationwide Mid Cap Growth Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**	Ratio**

Class A	w/o SC2	14.23%	11.72%	9.00%	4.30%	1.52%	1.48%
	w/SC3	7.67%	5.31%	7.72%	3.69%

Class B	w/o SC2	13.80%	11.01%	8.27%	3.44%	2.24%	2.20%
	w/SC4	8.80%	6.01%	7.98%	3.44%

Class C	w/o SC2	13.79%	10.92%	8.26%	3.83%	2.24%	2.20%
	w/SC5	12.79%	9.92%	8.26%	3.83%

Class D	w/o SC2	14.39%	12.14%	9.35%	4.58%	1.24%	1.20%
	w/SC6	9.24%	7.13%	8.36%	4.10%

Class R7		13.72%	11.18%	8.95%	4.39%	1.94%	1.90%

Institutional Class [7,8]		14.41%	12.09%	9.33%	4.57%	1.24%	1.20%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/30/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Institutional Class shares (9/28/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Mid Cap Growth Leaders, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth — an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $1.3 billion to $25.6 billion as of April 30, 2007, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 Semiannual Report 2007

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide Mid Cap Growth			Account Value,	Account Value,	Expenses Paid	Annualized
Leaders			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,142.30	$7.97	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.56	$7.53	1.50%

Class B	Actual		$1,000.00	$1,138.00	$11.66	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class C	Actual		$1,000.00	$1,137.90	$11.66	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class D	Actual		$1,000.00	$1,143.90	$6.38	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

Class R	Actual		$1,000.00	$1,137.20	$12.08	2.28%
	Hypothetical	[1]	$1,000.00	$1,013.69	$11.45	2.28%

Institutional Class	Actual		$1,000.00	$1,144.10	$6.38	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 65

Nationwide Mid Cap Growth Leaders Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.8%
Commercial Paper	6.8%
Other investments*	8.7%
Liabilities in excess of other assets**	-9.3%

100.0%

Top Holdings

Countrywide Home Loans, 5.34%, 05/01/07	6.8%
Precision Castparts Corp.	4.5%
Gilead Sciences, Inc.	4.4%
Allegheny Technologies, Inc.	4.4%
T. Rowe Price Group, Inc.	4.4%
Thermo Fisher Scientific, Inc.	3.9%
Best Buy Co., Inc.	3.8%
State Street Corp.	3.6%
Genzyme Corp.	3.5%
J.C. Penney Co., Inc.	3.4%
Other	57.3%

100.0%

Top Industries

Diversified Financial Services	10.4%
Communications Equipment	9.7%
Biotechnology	7.9%
Hotels, Restaurants & Leisure	7.0%
Aerospace & Defense	7.0%
Specialty Retail	6.4%
Insurance	5.9%
IT Services	5.6%
Metals & Mining	4.4%
Capital Markets	4.4%
Other	31.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

66 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Mid Cap Growth Leaders Fund

Common Stocks (93.8%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (7.0%)
Precision Castparts Corp.	16,780	$1,746,966
Rockwell Collins, Inc.	14,975	983,408

		2,730,374

Biotechnology (7.9%)
Genzyme Corp.*	20,675	1,350,284
Gilead Sciences, Inc.*	21,290	1,739,819

		3,090,103

Capital Markets (4.4%)
T. Rowe Price Group, Inc.	34,490	1,713,463

Chemicals (3.0%)
Praxair, Inc.	18,100	1,168,355

		1,168,355

Communications Equipment (9.7%)
ADC Telecommunications, Inc.*	33,230	611,432
Comverse Technology, Inc.*	44,105	1,000,301
Foundry Networks, Inc.*	41,100	621,432
NeuStar, Inc.* (a)	32,260	927,798
Sonus Networks, Inc.* (a)	86,385	667,756

		3,828,719

Diversified Financial Services (3.6%)
State Street Corp.	20,530	1,413,901

Electrical Equipment (2.6%)
Ametek, Inc.	28,722	1,042,034

Electronic Equipment & Instruments (1.6%)
Arrow Electronics, Inc.*	15,510	612,955

Energy Equipment & Services (4.1%)
Grant Prideco, Inc.*	18,740	965,859
Weatherford International Ltd. — BM*	12,040	631,980

		1,597,839

Food Products (1.5%)
McCormick & Co.	15,525	576,288

Health Care Providers & Services (1.4%)
Community Health Systems, Inc.*	15,125	556,600

Hotels, Restaurants & Leisure (7.0%)
Hilton Hotels Corp.	22,125	752,250
Penn National Casinos & Gambling, Inc.* (a)	10,900	526,906
Royal Caribbean Cruises Ltd.	18,725	778,398
Starwood Hotels & Resorts Worldwide, Inc.	10,050	673,551

		2,731,105

Insurance (5.9%)
Assurant, Inc.	21,450	1,234,018
HCC Insurance Holdings, Inc. (a)	34,930	1,070,954

		2,304,972

IT Services (5.6%)
Alliance Data Systems Corp.*	15,840	1,008,375
Cognizant Technology Solutions Corp.*	13,550	1,211,370

		2,219,745

Life Sciences Tools & Services (3.9%)
Thermo Fisher Scientific, Inc.*	29,730	1,547,744

Metals & Mining (4.4%)
Allegheny Technologies, Inc.	15,725	1,723,146

Multiline Retail (3.4%)
J.C. Penney Co., Inc.	17,065	1,349,671

Oil, Gas & Consumable Fuels (3.6%)
Peabody Energy Corp.	13,550	650,129
Williams Cos., Inc. (The)	25,645	756,528

		1,406,657

Semiconductors & Semiconductor Equipment (3.7%)
Analog Devices, Inc.	9,920	383,110
On Semiconductor Corp.* (a)	64,930	695,400
Qimonda AG ADR — DE*	26,725	392,858

		1,471,368

Software (3.1%)
Adobe Systems, Inc.*	15,095	627,348
Informatica Corp.* (a)	39,315	578,717

		1,206,065

2007 Semiannual Report 67

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Mid Cap Growth Leaders Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Specialty Retail (6.4%)
Best Buy Co., Inc.	31,920	$1,489,068
Staples, Inc.	41,030	1,017,544

		2,506,612

Total Common Stocks (Cost $31,482,678)		36,797,716

Commercial Paper (6.8%)
Diversified Financial Services (6.8%)
Countrywide Home Loans, 5.34%, 05/01/07	$2,671,000	2,670,604

Securities Held as Collateral for Securities on Loan (8.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $3,396,431, collateralized by U.S. Government Agency Mortgages with a market value of $3,463,847	3,395,929	3,395,929

Total Investments (Cost $37,549,607)(b) — 109.3%		42,864,249

Liabilities in excess of other assets — (9.3)%		(3,631,644)

NET ASSETS — 100.0%		$39,232,605

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

BM	Bermuda

DE	Germany

See accompanying notes to financial statements.

68 Semiannual Report 2007

Nationwide Leaders Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Leaders Fund (Class A at NAV) returned 6.41%, versus 8.60% for the Fund’s benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 922 funds as of April 30, 2007) was 9.10%.

Can you describe the market environment during the reporting period?

Despite a brief but steep sell-off in early March 2007, U.S. stock markets advanced strongly during the six-month review period. All ten of the benchmark’s sectors finished with positive returns, and four of these posted double-digit gains. Slowing economic growth was apparent in the nation’s GDP (gross domestic product) figure, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half of that for the first quarter of 2007. Investors, however, continued to be buoyed by hopes that the economy would achieve a “soft landing”—that is, a mild slowdown with no recession. Corporate profits increased powerfully despite the decelerating economy, as weakness in the U.S. housing market was more than offset by strong demand growth in key international markets in Asia and Europe. Additionally, a string of mergers, acquisitions and stock buybacks helped keep the market’s upward momentum intact.

What areas detracted from Fund performance?

The consumer staples sector had the most negative impact on the Fund’s performance. A significant overweighting by the Fund in Constellation Brands Inc., a producer and marketer of wine, beer, and other alcoholic beverages, was counterproductive, as the company suffered from disappointing results in its overseas operations, particularly in the United Kingdom. Consumer discretionary also detracted from the Fund’s results. Within that sector, an overweighting and unfavorable stock selection in the retailing group hurt us. TJX Cos. and Federated Department Stores Inc. were two of the worst offenders, both of which holdings hurt by the Fund’s performance weakening consumer spending owing, in part, to the soft real estate market. The Fund also was hurt by a large out-of-index position in hard-disk-drive maker Western Digital Corp. While we thought that the market for hard-disk-drives would be helped by the popularity of high-definition TV and other digital video applications, the supply of drives turned out to be more than adequate for the level of demand.

What areas of investment provided the most positive returns for the Fund?

On the positive side, industrials and information technology had a beneficial effect on the Fund’s performance. In industrials, one standout for the Fund was filtration products supplier Pall Corp., which enjoyed robust end-market demand and also benefited from favorable currency fluctuations. Secondarily, the Fund benefited from its overweighted position in railroad Norfolk Southern Corp. The stock was aided by its moderate valuation, the company’s strong pricing power and recurring takeover rumors. In technology, a position in semiconductor equipment maker Novellus Systems Inc. provided a performance boost. The stock was especially strong in the fourth quarter of 2006, when the company upped its sales and profit estimates. We liquidated the position as the stock rallied due to potential deterioration in the company’s order book, indicating possible disappointing earnings down the road.

What is your outlook for the near term?

Our long-term outlook remains positive. While drag from the housing market has caused a noticeable economic slowdown, this perceived investment negative may actually be a positive development. The slowing U.S. economy should dampen domestic inflation and give the Federal Reserve the opportunity to ease monetary policy later this year, and corporate profits should remain strong despite the housing slowdown because key international economies in Asia and Eastern Europe are growing so powerfully. Meanwhile, we’ll continue to emphasize companies with solid earnings growth, reasonable valuations and substantial foreign operations that should benefit from faster growth overseas as well as from the tendency of the U.S. dollar to trend lower over next few years.

Portfolio Manager:

Gary Haubold, CFA

2007 Semiannual Report 69

Nationwide Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	6.41%	10.35%	10.40%	11.68%	1.74%	1.49%
	w/SC3	0.32%	4.04%	9.09%	10.45%

Class B	w/o SC2	6.06%	9.56%	9.59%	10.88%	2.45%	2.20%
	w/SC4	1.18%	4.56%	9.31%	10.76%

Class C	w/o SC2	6.07%	9.57%	9.57%	10.89%	2.45%	2.20%
	w/SC5	5.09%	8.57%	9.57%	10.89%

Class R [6,7]		6.07%	9.78%	9.96%	11.23%	2.15%	1.90%

Institutional Service Class[6]		6.54%	10.52%	10.49%	11.81%	1.55%	1.30%

Institutional Class [6,8]		6.52%	10.69%	10.59%	11.91%	1.45%	1.20%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

70 Semiannual Report 2007

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Leaders Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,064.10	$7.52	1.47%
	Hypothetical	[1]	$1,000.00	$1,017.71	$7.38	1.47%

Class B	Actual		$1,000.00	$1,060.60	$11.24	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class C	Actual		$1,000.00	$1,060.70	$11.24	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class R	Actual		$1,000.00	$1,060.70	$9.40	1.84%
	Hypothetical	[1]	$1,000.00	$1,015.88	$9.24	1.84%

Institutional Service Class	Actual		$1,000.00	$1,065.40	$6.40	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%

Institutional Class	Actual		$1,000.00	$1,065.20	$6.14	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 71

Nationwide Leaders Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.7%
Repurchase Agreements	1.6%
Other Assets in excess of liabilities	0.7%

100.0%

Top Holdings*

Procter & Gamble Co. (The)	8.1%
Pfizer, Inc.	7.0%
Johnson & Johnson	6.1%
Syngenta AG ADR — CH	5.0%
Cisco Systems, Inc.	4.9%
Colgate-Palmolive Co.	4.9%
ConocoPhillips	4.9%
Occidental Petroleum Corp.	4.9%
Corning, Inc.	4.7%
Wyeth	4.4%
Other	45.1%

100.0%

Top Industries

Pharmaceuticals	20.9%
Household Products	13.0%
Oil, Gas & Consumable Fuels	9.8%
Communications Equipment	9.6%
Chemicals	8.8%
Banks	4.7%
Multiline Retail	3.7%
Beverages	3.7%
Software	3.4%
Machinery	3.0%
Other	19.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

72 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Leaders Fund

Common Stocks (97.7%)

	Shares or
	Principal Amount	Value

Banks (4.7%)
Credit Suisse Group Sponsored ADR — CH	7,000	$549,500
Kookmin Bank Sponsored ADR — KR	4,300	386,226

		935,726

Beverages (3.7%)
Constellation Brands, Inc.*	32,400	726,084

Chemicals (8.8%)
Agrium, Inc. — CA	19,500	755,235
Syngenta AG ADR — CH	24,600	976,620

		1,731,855

Communications Equipment (9.6%)
Cisco Systems, Inc.*	36,400	973,336
Corning, Inc.*	39,200	929,824

		1,903,160

Hotels, Restaurants & Leisure (2.4%)
McDonald’s Corp.	10,100	487,628

Household Products (13.0%)
Colgate-Palmolive Co.	14,300	968,682
Procter & Gamble Co. (The)	24,800	1,594,888

		2,563,570

Machinery (3.0%)
Deere & Co.	5,400	590,760

Metals & Mining (3.0%)
Anglo American PLC Unsponsored ADR — GB	22,300	588,497

Multiline Retail (3.7%)
J.C. Penney Co., Inc.	9,200	727,628

Oil, Gas & Consumable Fuels (9.8%)
ConocoPhillips	13,900	963,965
Occidental Petroleum Corp.	19,000	963,300

		1,927,265

Pharmaceuticals (20.9%)
Johnson & Johnson	18,800	1,207,336
Pfizer, Inc.	52,400	1,386,504
Sanofi-Aventis ADR — FR	14,600	669,556
Wyeth	15,700	871,350

		4,134,746

Road & Rail (2.8%)
Norfolk Southern Corp.	10,500	559,020

Semiconductors & Semiconductor Equipment (2.9%)
MEMC Electronic Materials, Inc.*	10,300	565,264

Software (3.4%)
Microsoft Corp.	22,200	664,668

Specialty Retail (3.0%)
TJX Cos., Inc.	21,100	588,479

Wireless Telecommunication Services (3.0%)
Vodafone Group PLC Sponsored ADR — GB	20,500	588,965

Total Common Stocks (Cost $19,144,756)		19,283,315

Repurchase Agreements (1.6%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $311,050, collateralized by U.S. Government Agency Mortgages with a market value of $317,226	$311,006	311,006

Total Investments (Cost $19,455,762) (a) — 99.3%		19,594,321
Other assets in excess of liabilities — 0.7%		128,211

NET ASSETS — 100.0%		$19,722,532

*	Denotes a non-income producing security.

(a)	See notes to statement of investments for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

CA	Canada

CH	Switzerland

FR	France

GB	United Kingdom

KR	Korea

See accompanying notes to financial statements.

2007 Semiannual Report 73

Nationwide Small Cap Leaders Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Small Cap Leaders Fund (Class A at NAV) returned 8.83% versus 6.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 funds as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

Small-capitalization stocks enjoyed relatively strong performance, with the benchmark advancing in five out of six months during the reporting period. The lone loss occurred in February. Near the end of that month, a sudden plunge in China’s stock market spread to other global markets, producing one-day losses exceeding 3% in most widely followed U.S. indexes. The markets regained their footing with little delay, however, and resumed their upward march, enabling the benchmark to end the reporting period near its all-time high. Small-cap stocks trailed their large-cap and especially their mid-cap counterparts, while growth modestly outdistanced value in the small-cap arena. By far, the strongest absolute performance in the benchmark came from the materials sector; metals and mining stocks were standouts. The consumer staples sector was strong as well. The financials sector was the only sector in the benchmark to record a loss during the reporting period.

What areas of investment provided the most positive returns for the Fund?

In the Fund’s value sleeve, financials and industrials added significantly to performance. In the financials sector, one notable contributor to Fund performance was Genesis Lease Ltd. Genesis Lease, the provider of aircraft leases, was helped by robust demand for commercial aircraft and tight supplies of aircraft for sale, prompting higher leasing activity. Fund holding mutual-fund monitoring service Morningstar, Inc. also turned in a strong performance, boosted by favorable capital markets and the well-received acquisition of asset-allocation specialist Ibbotson Associates, Inc. In industrials, one exceptional Fund performer was Omega Navigation Enterprises, Inc., a provider of double-hull tankers for the shipping industry. Aided by a double-digit dividend yield and robust demand for the transportation of refined petroleum products, the stock Omega Navigation Enterprise advanced in April.

In the Fund’s growth sleeve, the health-care and consumer discretionary sectors also were significant contributors to Fund performance. In the health-care sector, the biggest Fund contributor was Obagi Medical Products, Inc; this provider of skin-care pharmaceuticals for topical prescription treatments was helped by strong demand for aesthetic products. Within the consumer discretionary sector, Crocs, Inc. was a stellar Fund performer due to good sales of Crocs footwear. The company has launched a series of new products which have been well received by the marketplace.

What areas detracted from Fund performance?

Conversely, for the value sleeve, the materials and consumer discretionary sectors were poor Fund performers on a relative basis. Nevertheless, the Fund’s worst individual stock detractors came from other sectors. For example, in the real estate investment trusts (REITs) category, Fund holdings CBRE Realty Finance, Inc. and American Home Mortgage Investment Corp. — although these Fund holdings had no direct exposure to the subprime mortgage market — both were hurt in various ways by the difficulties experienced by that market. In the health-care sector, Fund holding substance abuse treatment developer Hythiam, Inc. slipped on news of disappointing fourth-quarter results, citing higher salary and benefit costs that offset lower research and development expenses.

The technology and energy sectors detracted from performance in the Fund’s growth sleeve during the reporting period. In the technology sector, the biggest detractor from Fund performance was Silicon Image, Inc. This semiconductor manufacturer reported disappointing financial results, which had an adverse impact on the firm’s stock. Within the energy sector, Fund holding VeraSun Energy Corp., a renewable fuels producer, suffered from concerns about a glut of ethanol in the market. As a result the firm’s shares declined sharply during the reporting period.

What is your outlook for the near term?

Over the short term, small-cap returns — and indeed the returns for the entire U.S. stock market — could be limited by the market’s recent strong gains, seasonal sluggishness and a slowing economy. Barring any dramatic circumstances, however, we think that the market is capable of further upward progress once the recent gains have been consolidated. Valuations remain acceptable, if not outstanding, and we are still finding compelling opportunities at the individual company level.

Portfolio Managers:

Carl Wilk, CFP (growth sleeve,) and
Gary Haubold, CFA (value sleeve)

74 Semiannual Report 2007

Nationwide Small Cap Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	8.83%	8.88%	16.67%	1.67%	1.61%
	w/SC3	2.56%	2.61%	13.75%

Class B	w/o SC2	8.45%	8.04%	15.83%	2.41%	2.35%
	w/SC4	3.47%	3.08%	14.77%

Class C	w/o SC2	8.44%	8.12%	15.90%	2.41%	2.35%
	w/SC5	7.44%	7.12%	15.90%

Class R6		8.64%	8.49%	16.31%	2.11%	2.05%

Institutional Service Class[6]		8.89%	8.97%	16.87%	1.56%	1.50%

Institutional Class[6]		8.95%	9.14%	17.02%	1.41%	1.35%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 75

Nationwide Small Cap Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Leaders			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,088.30	$7.66	1.48%
	Hypothetical	[1]	$1,000.00	$1,017.66	$7.43	1.48%

Class B	Actual		$1,000.00	$1,084.50	$11.37	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.05	2.20%

Class C	Actual		$1,000.00	$1,084.40	$11.32	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%

Class R	Actual		$1,000.00	$1,086.40	$8.95	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.42	$8.69	1.73%

Institutional Service Class	Actual		$1,000.00	$1,088.90	$7.10	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.21	$6.88	1.37%

Institutional Class	Actual		$1,000.00	$1,089.50	$6.22	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

76 Semiannual Report 2007

Nationwide Small Cap Leaders Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	89.2%
Other assets in excess of liabilities	10.8%

100.0%

Top Holdings

Agrium, Inc.	2.3%
Lexington Corporate Properties Trust	2.2%
Ashford Hospitality Trust	2.1%
West Pharmaceutical Services, Inc.	2.1%
Imergent, Inc.	2.1%
On Semiconductor Corp.	2.0%
Radiant Systems, Inc.	2.0%
MSC Industrial Direct Co., Class A	2.0%
Flow International Corp.	1.9%
Polycom, Inc.	1.9%
Other	79.4%

100.0%

Top Industries

Real Estate Investment Trusts	14.5%
Software	4.6%
Internet Software & Services	3.9%
Semiconductors & Semiconductor Equipment	3.7%
Trading Companies & Distributors	3.7%
Specialty Retail	3.7%
Health Care Equipment & Supplies	3.6%
Communications Equipment	3.6%
Textiles, Apparel & Luxury Goods	3.5%
Electronic Equipment & Instruments	3.4%
Other	51.8%

100.0%

2007 Semiannual Report 77

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Small Cap Leaders Fund

Common Stocks (89.2%)

	Shares	Value

Aerospace & Defense (1.0%)
AAR Corp.*	15,400	$470,316

Air Freight & Logistics (1.6%)
Atlas Air Worldwide Holdings, Inc.*	13,400	770,768

Capital Markets (1.2%)
Penson Worldwide, Inc.*	22,600	606,132

Chemicals (2.3%)
Agrium, Inc.	29,480	1,141,760

Commercial Services & Supplies (1.4%)
Watson Wyatt Worldwide, Inc.	15,100	711,663

Communications Equipment (3.6%)
Polycom, Inc.*	28,600	952,380
Sirenza Microdevices, Inc.*	90,300	822,633

		1,775,013

Computers & Peripherals (0.7%)
Netlist, Inc*	91,400	361,030

Consumer Finance (1.9%)
World Acceptance Corp.*	22,000	944,460

Diversified Financial Services (1.4%)
Medallion Financial Corp.	56,500	672,915

Electrical Equipment (1.7%)
BTU International, Inc.*	67,900	832,454

Electronic Equipment & Instruments (3.4%)
Technitrol, Inc.	34,600	928,318
TTM Technologies, Inc.*	79,600	730,728

		1,659,046

Food & Staples Retailing (3.1%)
Andersons, Inc. (The)	16,000	743,200
Central European Distribution Corp.*	26,600	791,350

		1,534,550

Food Products (1.4%)
Reddy Ice Holdings, Inc.	23,900	700,031

Health Care Equipment & Supplies (3.6%)
DJ Orthopedics, Inc.*	19,800	773,388
West Pharmaceutical Services, Inc.	20,700	1,030,239

		1,803,627

Health Care Providers & Services (1.7%)
InVentiv Health, Inc.*	22,000	834,900

Internet Software & Services (3.9%)
Imergent, Inc.	40,000	1,027,600
Webmethods, Inc.*	100,000	909,000

		1,936,600

Machinery (2.8%)
Flow International Corp.*	83,000	966,120
Hardinge, Inc.	15,500	431,055

		1,397,175

Manufacturing (0.4%)
L.B. Foster Co.*	7,700	176,946

Marine (2.4%)
American Commercial Lines, Inc.*	21,200	624,764
Omega Navigation Enterprises, Inc.	28,860	570,562

		1,195,326

Metals & Mining (3.2%)
A. M. Castle & Co.	27,350	927,165
Grupo Simec, SA de C.V. ADR — MX*	50,500	639,330

		1,566,495

Multiline Retail (1.3%)
Tuesday Morning Corp.	46,900	654,724

Oil, Gas & Consumable Fuels (2.1%)
RAM Energy Resources, Inc.*	42,600	204,480
World Fuel Services Corp.	18,000	831,780

		1,036,260

Other Financial (1.3%)
FCStone Group, Inc.*	14,100	635,346

Personal Products (2.4%)
Physicians Formula Holdings, Inc.*	33,470	703,540
Prestige Brands Holdings, Inc.*	38,700	503,487

		1,207,027

Pharmaceuticals (1.8%)
Sciele Pharma, Inc.*	36,700	907,224

Real Estate Investment Trusts (REITs) (14.5%)
American Home Mortgage Investment Corp.	24,000	594,720
Ashford Hospitality Trust	87,460	1,049,520
CBRE Realty Finance, Inc.	73,200	947,940
Investors Real Estate Trust	36,300	382,965

78 Semiannual Report 2007

Common Stocks (continued)

	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Lexington Corporate Properties Trust	53,170	$1,110,721
Mack-Cali Realty Corp.	13,800	675,786
National Retail Properties, Inc.	29,700	711,315
Quadra Realty Trust, Inc.*	58,480	816,966
Ramco-Gershenson Properties Trust	23,500	869,500

		7,159,433

Road & Rail (2.5%)
Celadon Group, Inc.*	45,300	745,638
Con-way, Inc.	8,700	475,281

		1,220,919

Semiconductors & Semiconductor Equipment (3.7%)
On Semiconductor Corp.*	94,800	1,015,308
Silicon Motion Technology Corp. ADR — KY*	34,300	832,118

		1,847,426

Software (4.6%)
Radiant Systems, Inc.*	75,000	1,009,500
Sonic Solutions*	38,000	495,140
Tibco Software, Inc.*	84,200	767,904

		2,272,544

Specialty Retail (3.7%)
DSW Inc., Class A*	15,600	604,656
Group 1 Automotive, Inc.	9,100	373,100
Jos. A. Bank Clothiers, Inc.*	22,000	850,080

		1,827,836

Textiles, Apparel & Luxury Goods (3.5%)
Crocs, Inc.*	17,000	949,960
Iconix Brand Group, Inc.*	37,900	762,927

		1,712,887

Trading Companies & Distributors (3.7%)
MSC Industrial Direct Co., Class A	20,000	974,800
UAP Holding Corp.	31,300	866,071

		1,840,871

Transportation (1.4%)
Genesis Lease Ltd. ADR — IE*	24,900	672,300

Total Investments (Cost $41,083,124) (a) — 89.2%		44,086,004
Other assets in excess of liabilities — 10.8%		5,336,269

NET ASSETS — 100.0%		$49,422,273

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

IE	Ireland

KY	Cayman Islands

MX	Mexico

See accompanying notes to financial statements.

2007 Semiannual Report 79

Nationwide U.S. Growth Leaders Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide U.S. Growth Leaders Fund (Class A at NAV) returned 11.40% versus 8.60% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 527 funds as of April 30, 2007) was 9.09%.

Can you describe the market environment during the reporting period?

Despite a brief, but relatively steep sell-off in the first quarter of 2007, U.S. stock markets advanced strongly during the six-month review period. Slowing economic growth was apparent in the nation’s GDP (gross domestic product) figure, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half of that for the first quarter of 2007. Investors continued to be buoyed by hopes, however, that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April also reflected a slowing trend, but the stock market benefited from the fact that many companies had issued conservative estimates, resulting in earnings reports that generally were better than expected.

What areas of investment provided the most positive returns for the Fund?

Solid stock selection drove the Fund’s outperformance during the review period, with financials adding by far the most value. In that sector, IntercontinentalExchange Inc., a relatively-new energy futures exchange, was one of the Fund’s top contributors. This out-of-index Fund position worked extremely well for us due to the exchange’s rapidly-growing trading volume and accelerating earnings growth. The industrials sector also had a positive impact on Fund performance, led by Precision Castparts Corp., a maker of metal components for aerospace applications. Precision Castparts enjoyed continued strong earnings growth fueled by robust demand for commercial aircraft. In health care, another sector that boosted Fund results, Baxter International Inc. was a standout. Robust demand for Baxter International’s blood products enabled the company to raise its earnings guidance. Biotechnology holding Gilead Sciences Inc. further contributed to Fund performance, buoyed by strong sales of the company’s HIV products, as well as promising test results on a pulmonary hypertension product.

What areas detracted from Fund performance?

Energy and consumer discretionary were the two sectors detracting most from performance. In the case of the energy sector, an underweighted exposure by the Fund was counterproductive, as was stock selection. For example, the Fund’s position in drilling equipment provider National Oilwell Varco did not fare well, as the stock registered a solid gain for the period overall, but we sold the stock at an inopportune time. In consumer discretionary, stock picking accounted for most of the Fund’s underperformance, with consumer electronics retailer Best Buy Co. Inc. hampering the Fund’s return. Aggressive pricing by competitors of wide-screen TVs during the holiday shopping season cut into Best Buy’s profit margins. Cable operator Comcast Corp. also detracted from Fund performance. While the Comcast stock suffered only a marginal loss, it was one of the Fund’s largest positions and consequently weighed more heavily on performance. We continued to like the Comcast’s longer-term prospects.

What is your outlook for the near term?

While we think that, over the near term, the stock market’s gains could be limited by profit-taking and seasonal sluggishness over the summer, we remain optimistic that share prices can make further upward progress over the longer term. As things stand presently, we believe the economy should be able to avoid a recession, and that the Federal Reserve Board will likely cut interest rates if the current slowdown threatens to be deeper than expected.

Portfolio Managers:

Christopher Baggini, CFA, and
Douglas Burtnick, CFA

80 Semiannual Report 2007

Nationwide U.S. Growth Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	11.40%	4.11%	11.54%	2.49%	1.46%
	w/SC3	5.03%	-1.84%	10.23%	1.61%

Class B	w/o SC2	10.95%	3.37%	10.76%	1.78%	2.17%
	w/SC4	5.95%	-1.63%	10.49%	1.78%

Class C5	w/o SC2	10.99%	3.34%	10.73%	1.88%	2.17%
	w/SC6	9.99%	2.34%	10.73%	1.88%

Class R [7,8]		11.09%	3.72%	11.15%	2.05%	1.87%

Institutional Service Class[7]		11.55%	4.34%	11.71%	2.72%	1.30%

Institutional Class[7,9]		11.49%	4.42%	11.81%	2.78%	1.17%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 81

Nationwide U.S. Growth Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide U.S. Growth Leaders			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,114.00	$7.86	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.56	$7.53	1.50%

Class B	Actual		$1,000.00	$1,109.50	$11.40	2.18%
	Hypothetical	[1]	$1,000.00	$1,014.19	$10.95	2.18%

Class C	Actual		$1,000.00	$1,109.90	$11.46	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%

Class R	Actual		$1,000.00	$1,110.90	$9.89	1.89%
	Hypothetical	[1]	$1,000.00	$1,015.63	$9.49	1.89%

Institutional Service Class	Actual		$1,000.00	$1,115.50	$8.08	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Institutional Class	Actual		$1,000.00	$1,114.90	$6.19	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

82 Semiannual Report 2007

Nationwide U.S. Growth Leaders Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.0%
Other investments*	3.0%
Liabilities in excess of other assets**	-2.0%

100.0%

Top Holdings

Cisco Systems, Inc.	5.4%
Comcast Corp., Class A	4.1%
Gilead Sciences, Inc.	4.0%
Goldman Sachs Group, Inc.	4.0%
Google, Inc., Class A	4.0%
XTO Energy, Inc.	4.0%
Boeing Co. (The)	4.0%
Franklin Resources, Inc.	3.8%
Monsanto Co.	3.5%
Precision Castparts Corp.	3.5%
Other	59.7%

100.0%

Top Industries

Communications Equipment	10.7%
Diversified Financial Services	7.8%
Semiconductors & Semiconductor Equipment	7.6%
Aerospace & Defense	7.5%
Pharmaceuticals	5.2%
Software	5.0%
Hotels, Restaurants & Leisure	4.9%
Computers & Peripherals	4.2%
Media	4.1%
Biotechnology	4.0%
Other	39.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

2007 Semiannual Report 83

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide U.S. Growth Leaders Fund

Common Stocks (99.0%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (7.5%)
Boeing Co. (The)	51,370	$4,777,410
Precision Castparts Corp.	40,320	4,197,715

		8,975,125

Beverages (3.1%)
Coca-Cola Co.	70,600	3,684,614

Biotechnology (4.0%)
Gilead Sciences, Inc.*	59,110	4,830,469

Chemicals (3.5%)
Monsanto Co.	72,090	4,252,589

Commercial Services & Supplies (1.8%)
Monster Worldwide, Inc.*	50,540	2,125,207

Communications Equipment (10.7%)
Cisco Systems, Inc.*	242,320	6,479,637
Corning, Inc.*	132,430	3,141,240
QUALCOMM, Inc.	74,630	3,268,794

		12,889,671

Computers & Peripherals (4.2%)
Hewlett-Packard Co.	72,870	3,070,742
Network Appliance, Inc.*	53,240	1,981,060

		5,051,802

Diversified Financial Services (7.8%)
Franklin Resources, Inc.	34,700	4,556,457
Goldman Sachs Group, Inc.	22,030	4,815,978

		9,372,435

Electrical Equipment (3.3%)
Emerson Electric Co.	84,950	3,991,801

Energy Equipment & Services (1.6%)
Transocean, Inc. — KY*	21,800	1,879,160

Food & Staples Retailing (2.5%)
CVS/ Caremark Corp.	82,700	2,997,048

Health Care Equipment & Supplies (3.4%)
Baxter International, Inc.	71,060	4,024,128

Health Care Providers & Services (1.5%)
McKesson Corp.	31,220	1,836,673

Hotels, Restaurants & Leisure (4.9%)
Las Vegas Sands Corp.*	23,620	2,012,188
Starwood Hotels & Resorts Worldwide, Inc.	56,920	3,814,778

		5,826,966

Internet Software & Services (4.0%)
Google, Inc., Class A*	10,200	4,808,076

Life Sciences Tools & Services (3.0%)
Thermo Fisher Scientific, Inc.*	68,690	3,576,001

Media (4.1%)
Comcast Corp., Class A*	185,040	4,933,167

Metals & Mining (2.2%)
Allegheny Technologies, Inc.	24,150	2,646,357

Oil, Gas & Consumable Fuels (4.0%)
XTO Energy, Inc.	88,260	4,789,870

Pharmaceuticals (5.2%)
Shire PLC ADR — GB	34,480	2,409,807
Wyeth	68,030	3,775,665

		6,185,472

Semiconductors & Semiconductor Equipment (7.6%)
Broadcom Corp.*	50,620	1,647,681
Intersil Corp.	62,200	1,852,938
MEMC Electronic Materials, Inc.*	31,680	1,738,598
Microchip Technology, Inc.	95,020	3,833,107

		9,072,324

Software (5.0%)
Adobe Systems, Inc.*	85,090	3,536,340
Autodesk, Inc.*	59,940	2,473,724

		6,010,064

84 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Specialty Retail (3.0%)
Best Buy Co., Inc.	77,160	$3,599,514

Textiles, Apparel & Luxury Goods (1.1%) (a)
Crocs, Inc.*	23,460	1,310,945

Total Common Stocks (Cost $109,661,754)		118,669,478

Securities Held as Collateral for Securities on Loan (3.0%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $3,631,960, collateralized by U.S. Government Agency Mortgages with a market value of $3,704,051	$3,631,423	3,631,423

Total Investments (Cost $113,293,177) (b) — 102.0%		122,300,901

Liabilities in excess of other assets — (2.0)%		(2,448,273)

NET ASSETS — 100.0%		$119,852,628

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

GB	United Kingdom

KY	Cayman Islands

See accompanying notes to financial statements.

2007 Semiannual Report 85

Nationwide Worldwide Leaders Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Worldwide Leaders Fund (Class A at NAV) returned 16.74% versus 12.13% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 60 funds as of April 30, 2007) was 12.17%.

Can you describe the market environment during the reporting period?

Major markets finished the review period in positive territory, as the markets recovered their poise after the late February/early March sell-off. While the precise catalyst for the sell-off proved difficult to pinpoint, possible triggers included the capital gains tax proposal in China, comments about a recession in the U.S. by former Federal Reserve Chairman Alan Greenspan, followed by some weak economic statistics. European markets continued their late 2006 trend of outperforming markets in the U.S., which had experienced a mixed reporting season. In contrast, European markets benefited from better earnings momentum and cheaper stocks. Fed Chairman Ben Bernanke’s comment that inflation remained a predominant concern appeared to diminish the prospects for a rate cut. Towards the latter part of the review period, heightened tension in the Middle East caused oil prices to spike.

What areas of investment provided the most positive returns for the Fund?

Favourable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock picking, sector allocations typically derive from stock-selection decisions.

The portfolio’s performance was enhanced by our position in Munich-based MAN, one of Europe’s largest truck makers. MAN delivered operating profits for the first quarter of 2007 that were significantly above consensus expectations. Video-game console maker Nintendo also supported Fund returns, with its DS and Wii products performing strongly.

What areas detracted from performance?

In contrast, Rio Tinto, the diversified global mining company, detracted from Fund performance. Although commodity prices recovered during the latter part of the period, Rio Tinto’s shares failed to keep pace primarily because of concerns about how the company would use its cash.

What is your outlook for the near term?

We believe the medium-term outlook for equities remains positive. The U.S. economic outlook, however, is still the key focus of investor concerns, especially given mixed economic indicators. Although we expect that the U.S. economy will continue to grow this year, it will likely be outpaced by most other regions. Prospects for other major economies and geographies — including Europe, Japan and Emerging Markets — appear good. Healthy levels of global economic growth in 2007 should be supportive of corporate earnings. In addition, valuations remain reasonable. Furthermore, global M&A activity shows no signs of slowing in an environment of low interest rates, high liquidity, cash-rich corporates, and private-equity firms hungry for deals.

Portfolio Manager:

Neil Rogan

86 Semiannual Report 2007

Nationwide Worldwide Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	16.74%	20.83%	15.72%	4.81%	1.62%
	w/SC3	10.02%	13.86%	14.37%	3.88%

Class B	w/o SC2	16.28%	19.86%	14.91%	4.06%	2.33%
	w/SC4	11.28%	14.86%	14.68%	4.06%

Class C5	w/o SC2	16.31%	19.85%	14.92%	4.14%	2.33%
	w/SC6	15.31%	18.85%	14.92%	4.14%

Class R [7,8]		16.46%	20.22%	15.29%	4.32%	2.03%

Institutional Service Class[7]		16.74%	20.80%	15.83%	4.98%	1.58%

Institutional Class[7,9]		16.93%	21.14%	15.99%	5.08%	1.33%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 87

Nationwide Worldwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide Worldwide Leaders			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,167.40	$8.28	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Class B	Actual		$1,000.00	$1,162.80	$12.17	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.74	$11.40	2.27%

Class C	Actual		$1,000.00	$1,163.10	$12.07	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.84	$11.30	2.25%

Class R	Actual		$1,000.00	$1,164.60	$10.41	1.94%
	Hypothetical	[1]	$1,000.00	$1,015.38	$9.74	1.94%

Institutional Service Class	Actual		$1,000.00	$1,167.40	$8.11	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.51	$7.58	1.51%

Institutional Class	Actual		$1,000.00	$1,169.30	$6.99	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

88 Semiannual Report 2007

Nationwide Worldwide Leaders Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.4%
Repurchase Agreements	4.2%
Other investments*	13.7%
Liabilities in excess of other assets**	-14.3%

100.0%

Top Holdings***

MAN AG	5.1%
UniCredito Italiano SpA	4.5%
Apple Computer, Inc.	4.4%
GlaxoSmithKline PLC	4.3%
Toyota Motor Corp.	4.3%
Koninklijke Philips Electronics NV	4.0%
Barclays PLC	3.8%
Marks & Spencer Group PLC	3.7%
Nintendo Co. Ltd.	3.6%
Lazard Ltd.	3.5%
Other	58.8%

100.0%

Top Industries

Commercial Banks	9.7%
Road & Rail	6.9%
Automobiles	6.7%
Consumer Finance	5.9%
Media	5.9%
Hotels, Restaurants & Leisure	5.8%
Real Estate Management & Development	5.5%
Machinery	5.1%
Computers & Peripherals	4.4%
Pharmaceuticals	4.3%
Other	39.8%

100.0%

Top Countries

United States	30.8%
United Kingdom	17.7%
Japan	14.7%
Germany	7.5%
Netherlands	6.8%
Italy	4.5%
Bermuda	3.5%
Switzerland	3.5%
Australia	2.7%
Other	8.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 89

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Worldwide Leaders Fund

Common Stocks (96.4%)

	Shares or
	Principal Amount	Value

AUSTRALIA (2.7%) (a)
Diversified Telecommunication Services (2.7%)
Telstra Corp. Ltd., Installment Receipts	717,000	$1,893,522

BERMUDA (3.5%)
Consumer Finance (3.5%)
Lazard Ltd.	45,900	2,485,485

CHINA (2.4%)
Commercial Bank (1.4%) (a)
China Construction Bank, Class H	1,669,000	1,010,096
Construction & Engineering (1.0%)
China Communications Construction Co. Ltd.*	539,000	706,980

		1,717,076

GERMANY (7.5%) (a)
Automobiles (2.4%)
Volkswagen AG	11,000	1,660,671

Machinery (5.1%)
MAN AG	27,000	3,596,036

		5,256,707

HONG KONG (2.3%)
Real Estate Management & Development (2.3%)
Country Garden Holdings Co.*	13,000	11,716
New World Development Co. Ltd. (a) (b)	678,000	1,591,943

		1,603,659

ITALY (4.5%) (a)
Commercial Bank (4.5%)
UniCredito Italiano SpA	304,400	3,127,160

JAPAN (14.7%) (a)
Automobiles (4.3%)
Toyota Motor Corp.	49,800	3,025,181

Road & Rail (3.4%)
East Japan Railway Co.	294	2,384,333

Software (3.6%)
Nintendo Co. Ltd.	8,000	2,499,297

Tobacco (3.4%)
Japan Tobacco, Inc.	482	2,354,523

		10,263,334

NETHERLANDS (6.8%) (a) (b)
Household Durables (4.0%)
Koninklijke Philips Electronics NV	68,600	2,816,831

Metals & Mining (2.8%)
Mittal Steel Co. NV	36,300	1,938,088

		4,754,919

SWITZERLAND (3.5%) (a) (b)
Bank (3.5%)
Julius Baer Holding Ltd.	35,100	2,447,577

UNITED KINGDOM (17.7%) (a)
Airline (2.9%)
British Airways PLC*	198,300	1,994,673

Commercial Bank (3.8%)
Barclays PLC	184,200	2,658,977

Multiline Retail (3.7%)
Marks & Spencer Group PLC	176,500	2,603,238

Oil, Gas & Consumable Fuels (3.0%)
BP PLC	185,600	2,081,966

Pharmaceutical (4.3%)
GlaxoSmithKline PLC	105,100	3,031,123

		12,369,977

UNITED STATES (30.8%)
Air Freight & Logistics (2.8%)
FedEx Corp.	18,300	1,929,552

Commercial Services & Supplies (2.7%)
Western Union Co.	88,500	1,862,925

Computers & Peripherals (4.4%)
Apple Computer, Inc.*	30,700	3,063,860

Consumer Finance (2.4%)
Fortress Investment Group LLC	57,600	1,670,976

Hotels, Restaurants & Leisure (5.8%)
McDonald’s Corp.	43,600	2,105,008
Starwood Hotels & Resorts Worldwide, Inc.	29,700	1,990,494

		4,095,502

Media (5.9%)
Comcast Corp., Class A*	81,850	2,182,121
News Corp., Class B	82,100	1,970,400

		4,152,521

90 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Real Estate Management & Development (3.2%)
CB Richard Ellis Group, Inc., Class A*	65,800	$2,227,330

Road & Rail (3.5%)
Union Pacific Corp.	21,700	2,479,225

Wireless Telecommunication Services (0.1%)
Metropcs Communications, Inc.*	1,680	47,124

		21,529,015

Total Common Stocks (Cost $59,350,120)		67,448,431

Repurchase Agreements (4.2%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $2,938,754, collateralized by U.S. Government Agency Mortgages with a market value of $2,997,105	$2,938,338	2,938,338

Securities Held as Collateral for Securities on Loan (13.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $9,594,328, collateralized by U.S. Government Agency Mortgages with a market value of $9,784,768	9,592,910	9,592,910

Total Investments (Cost $71,881,368) (c) — 114.3%		79,979,679

Liabilities in excess of other assets — (14.3)%		(10,027,083)

NET ASSETS — 100.0%		$69,952,596

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of April 30, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements

2007 Semiannual Report 91

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide Mid Cap	Nationwide	Nationwide	Nationwide	Nationwide
	Growth Leaders	Leaders	Small Cap	U.S. Growth	Worldwide
	Fund	Fund	Leaders Fund	Leaders Fund	Leaders Fund

Assets:
Investments, at value (Cost $34,153,678; $19,144,756; $41,083,124; $109,661,754 and $59,350,120)*	$39,468,320	$19,283,315	$44,086,004	$118,669,478	$67,448,431
Repurchase agreements, at cost and value	3,395,929	311,006	–	3,631,423	12,531,248

Total Investments	42,864,249	19,594,321	44,086,004	122,300,901	79,979,679

Cash	–	1,281	4,750,452	–	262
Foreign currency, at value (Cost $0; $0; $0; $0 and $233)	–	–	–	–	225
Interest and dividends receivable	7,893	18,944	27,156	26,385	97,083
Receivable for capital shares issued	1,619	17,658	655,717	97,553	215,165
Receivable for investments sold	852,037	1,516,380	3,529	1,795,975	–
Reclaims receivable	–	–	–	–	4,474
Prepaid expenses and other assets	15,838	21,067	1,282	19,294	21,947

Total Assets	43,741,636	21,169,651	49,524,140	124,240,108	80,318,835

Liabilities:
Payable to custodian	258	–	–	272,063	–
Payable for investments purchased	999,318	1,306,573	–	–	–
Payable for capital shares redeemed	54,121	128,190	36,068	302,883	681,935
Payable for return of collateral received for securities on loan	3,395,929	–	–	3,631,423	9,592,910
Accrued expenses and other payables:
Investment advisory fees	25,247	5,241	26,584	105,894	42,627
Fund administration and transfer agent fees	19,360	576	7,143	12,712	14,471
Distribution fees	4,673	6,362	20,320	46,314	21,703
Administrative servicing fees	408	63	1,846	13,836	7,599
Compliance program fees	462	90	322	1,925	576
Other	9,255	24	9,584	430	4,418

Total Liabilities	4,509,031	1,447,119	101,867	4,387,480	10,366,239

Net Assets	$39,232,605	$19,722,532	$49,422,273	$119,852,628	$69,952,596

Represented by:
Capital	$60,144,834	$18,746,848	$43,454,263	$104,286,140	$87,975,367
Accumulated net investment income (loss)	(85,757)	(41,237)	35,693	(538,838)	(16,735)
Accumulated net realized gains (losses) on investment transactions	(26,141,114)	878,362	2,928,761	7,097,602	(26,103,538)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,314,642	138,559	3,003,556	9,007,724	8,097,502

Net Assets	$39,232,605	$19,722,532	$49,422,273	$119,852,628	$69,952,596

See accompanying notes to financial statements.

92 Semiannual Report 2007

Statements of Assets and Liabilities (Continued)

	Nationwide Mid Cap	Nationwide	Nationwide	Nationwide	Nationwide
	Growth Leaders	Leaders	Small Cap	U.S. Growth	Worldwide
	Fund	Fund	Leaders Fund	Leaders Fund	Leaders Fund

Net Assets:
Class A Shares	$7,258,911	$8,390,712	$22,152,042	$77,532,757	$54,873,083
Class B Shares	3,084,993	1,142,014	2,490,234	5,984,831	1,463,797
Class C Shares	809,027	4,365,852	18,608,526	30,053,543	13,553,389
Class D Shares	11,040,611	–	–	–	–
Class R Shares	1,519	79,163	95,845	1,425,119	25,734
Institutional Service Class Shares	–	458,718	290,043	800,305	34,669
Institutional Class Shares	17,037,544	5,286,073	5,785,583	4,056,073	1,924

Total	$39,232,605	$19,722,532	$49,422,273	$119,852,628	$69,952,596

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	420,527	602,587	1,712,780	7,279,432	4,050,973
Class B Shares	194,844	84,827	195,745	590,529	112,569
Class C Shares	51,064	324,619	1,461,074	2,946,695	1,038,477
Class D Shares	622,835	–	–	–	–
Class R Shares	87	5,809	7,470	138,064	1,956
Institutional Service Class Shares	–	32,454	22,339	73,999	2,532
Institutional Class Shares	961,926	377,283	444,339	373,129	140

Total	2,251,283	1,427,579	3,843,747	11,401,848	5,206,647

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$17.26	$13.92	$12.93	$10.65	$13.55
Class B Shares (a)	$15.83	$13.46	$12.72	$10.13	$13.00
Class C Shares (b)	$15.84	$13.45	$12.74	$10.20	$13.05
Class D Shares	$17.73	$–	$–	$–	$–
Class R Shares	$17.41	$13.62	$12.83	$10.32	$13.16
Institutional Service Class Shares	$–	$14.13	$12.98	$10.82	$13.69
Institutional Class Shares	$17.71	$14.01	$13.02	$10.87	$13.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.31	$14.77	$13.72	$11.30	$14.38
Class D Shares	$18.57	$–	$–	$–	$–

Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%	5.75%	5.75%

Class D	4.50%	–%	–%	–%	–%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

*	Includes value of securities on loan of $3,280,231, $0, $0, $3,534,251 and $9,104,714.

See accompanying notes to financial statements.

2007 Semiannual Report 93

Statements of Operations
For the Six Months Ended April 30, 2007 (Unaudited)

	Nationwide
	Mid Cap		Nationwide	Nationwide	Nationwide
	Growth	Nationwide	Small Cap	U.S. Growth	Worldwide
	Leaders	Leaders	Leaders	Leaders	Leaders
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$59,122	$20,219	$3,109	$55,515	$38,985
Dividend income	93,268	77,911	396,496	446,422	455,430
Income from securities lending	2,784	–	–	4,986	8,253
Foreign tax withholding	–	–	–	–	(19,958)

Total Income	155,174	98,130	399,605	506,923	482,710
Expenses:
Investment advisory fees	150,163	67,947	201,783	567,090	258,513
Fund administration and transfer agent fees	29,120	9,646	30,725	109,485	44,888
Distribution fees Class A	8,679	9,847	25,725	98,876	57,955
Distribution fees Class B	15,486	5,554	10,028	29,847	5,050
Distribution fees Class C	3,636	20,351	71,156	158,066	36,698
Distribution fees Class R	4	132	37	2,827	8
Administrative servicing fees Class A	1,768	843	1,004	19,296	4,483
Administrative servicing fees Class R	3	59	14	1,811	4
Administrative servicing fees Institutional Service Class	–	108	121	549	34
Registration and filing fees	29,112	27,681	21,893	31,344	27,392
Printing fees	15,579	2,061	3,075	11,259	11,676
Trustee fees	534	221	594	1,915	733
Compliance program fees (Note 3)	343	125	264	1,316	440
Custodian fees	780	383	–	6,229	2,781
Other	2,582	1,328	2,596	8,371	3,269

Total expenses before reimbursed/waived expenses	257,789	146,286	369,015	1,048,281	453,924
Earnings credit (Note 5)	(104)	(178)	–	(1,392)	(898)
Expenses reimbursed	(2,505)	(6,563)	(4,701)	–	(524)
Expenses voluntarily waived by administrator	(360)	(178)	(402)	(1,128)	(559)

Net expenses	254,820	139,367	363,912	1,045,761	451,943

Net Investment Income (Loss)	(99,646)	(41,237)	35,693	(538,838)	30,767

See accompanying notes to financial statements.

94 Semiannual Report 2007

Statements of Operations (Continued)

	Nationwide
	Mid Cap		Nationwide	Nationwide	Nationwide
	Growth	Nationwide	Small Cap	U.S. Growth	Worldwide
	Leaders	Leaders	Leaders	Leaders	Leaders
	Fund	Fund	Fund	Fund	Fund

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	$2,866,464	$899,348	$3,009,711	$12,711,275	$5,412,139
Net realized (losses) on foreign currency transactions	–	–	–	–	(5,115)

Net realized gains (losses) on investments and foreign currency transactions	2,866,464	899,348	3,009,711	12,711,275	5,407,024
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,271,570	32,892	594,288	1,119,592	2,837,549

Net realized/unrealized gains (losses) from investments and foreign currency transactions	5,138,034	932,240	3,603,999	13,830,867	8,244,573

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,038,388	$891,003	$3,639,692	$13,292,029	$8,275,340

See accompanying notes to financial statements.

2007 Semiannual Report 95

Statements of Changes in Net Assets

	Nationwide Mid Cap Growth		Nationwide
	Leaders Fund		Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(99,646)	$(165,577)	$(41,237)	$111,298
Net realized gains (losses) from investments and foreign currency transactions transactions	2,866,464	3,902,595	899,348	1,704,055
Net change in unrealized appreciation on investments and foreign currency transactions	2,271,570	90	32,892	181,986

Change in net assets from operations	5,038,388	3,737,108	891,003	1,997,339

Distributions to Shareholders:
From net investment income:
Class A	–	–	–	(89,653)
Class B	–	–	–	(9,305)
Class C	–	–	–	(31,669)
Class R	–	–	–	(20)
Institutional Service Class	–	–	–	(34,354)
Institutional Class	–	–	–	(22)
Net realized gains:
Class A	–	–	(600,267)	(593,298)
Class B	–	–	(90,710)	(83,541)
Class C	–	–	(306,615)	(261,388)
Class R	–	–	(5,902)	(144)
Institutional Service Class	–	–	(34,120)	(761,293)
Institutional Class	–	–	(331,935)	(130)

Change in net assets from shareholder distributions	–	–	(1,369,549)	(1,864,817)

Change in net assets from capital transactions	(2,078,230)	(5,402,832)	7,949,192	(2,681,354)

Change in net assets	2,960,158	(1,665,724)	7,470,646	(2,548,832)

Net Assets:
Beginning of period	36,272,447	37,938,171	12,251,886	14,800,718

End of period	$39,232,605	$36,272,447	$19,722,532	$12,251,886

Accumulated net investment income (loss) at end of period	$(85,757)	$13,889	$(41,237)	$–

See accompanying notes to financial statements.

96 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Growth		Nationwide
	Leaders Fund		Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$908,577	$2,497,796	$2,329,144	$3,153,293
Dividends reinvested	–	–	537,467	601,984
Cost of shares redeemed(a)	(1,502,483)	(2,841,869)	(1,443,457)	(2,118,975)

Total Class A	(593,906)	(344,073)	1,423,154	1,636,302

Class B Shares
Proceeds from shares issued	132,493	337,160	47,819	262,295
Dividends reinvested	–	–	61,181	68,334
Cost of shares redeemed(a)	(549,210)	(925,900)	(37,008)	(33,847)

Total Class B	(416,717)	(588,740)	71,992	296,782

Class C Shares
Proceeds from shares issued	85,338	466,150	1,249,696	1,604,667
Dividends reinvested	–	–	150,052	159,202
Cost of shares redeemed(a)	(111,923)	(196,249)	(558,847)	(280,883)

Total Class C	(26,585)	269,901	840,901	1,482,986

Class D Shares
Proceeds from shares issued	639,709	1,202,408	–	–
Cost of shares redeemed(a)	(1,681,295)	(2,943,110)	–	–

Total Class D	(1,041,586)	(1,740,702)	–	–

Class R Shares
Proceeds from shares issued	–	200	83,615	150
Dividends reinvested	–	–	125	164
Cost of shares redeemed(a)	–	(201)	(2,419)	(150)

Total Class R	–	(1)	81,321	164

Institutional Service Class Shares
Proceeds from shares issued	–	–	21	1,190,409
Dividends reinvested	–	–	34,120	795,647
Cost of shares redeemed(a)	–	–	–	(8,083,796)

Total Institutional Service Class	–	–	34,141	(6,097,740)

Institutional Class Shares
Proceeds from shares issued	564	1,130	5,484,533	–
Dividends reinvested	–	–	331,935	152
Cost of shares redeemed(a)	–	(3,000,347)	(318,785)	–

Total Institutional Class	564	(2,999,217)	5,497,683	152

Change in net assets from capital transactions:	$(2,078,230)	$(5,402,832)	$7,949,192	$(2,681,354)

See accompanying notes to financial statements.

2007 Semiannual Report 97

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Growth		Nationwide
	Leaders Fund		Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	54,669	169,385	165,669	230,090
Reinvested	–	–	39,317	46,338
Redeemed	(92,447)	(192,937)	(104,595)	(155,673)

Total Class A Shares	(37,778)	(23,552)	100,391	120,755

Class B Shares
Issued	8,910	24,557	3,556	20,263
Reinvested	–	–	4,617	5,387
Redeemed	(36,656)	(67,919)	(2,820)	(2,597)

Total Class B Shares	(27,746)	(43,362)	5,353	23,053

Class C Shares
Issued	5,460	33,982	92,948	120,692
Reinvested	–	–	11,333	12,560
Redeemed	(7,607)	(14,453)	(41,530)	(21,652)

Total Class C Shares	(2,147)	19,529	62,751	111,600

Class D Shares
Issued	38,705	78,400	–	–
Redeemed	(100,827)	(192,959)	–	–

Total Class D Shares	(62,122)	(114,559)	–	–

Class R Shares
Issued	–	13	5,876	11
Reinvested	–	–	9	13
Redeemed	–	(13)	(186)	(11)

Total Class R Shares	–	–	5,699	13

Institutional Service Class Shares
Issued	–	–	–	86,427
Reinvested	–	–	2,460	61,249
Redeemed	–	–	–	(595,800)

Total Institutional Service Class Shares	–	–	2,460	(448,124)

Institutional Class Shares
Issued	–	–	375,996	–
Reinvested	–	–	24,141	12
Redeemed	–	(196,464)	(22,953)	–

Total Institutional Class Shares	–	(196,464)	377,184	12

Change in shares:	(129,793)	(358,408)	553,838	(192,691)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

98 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$35,693	$(29,286)	$(538,838)	$(1,062,861)
Net realized gains (losses) from investments transactions	3,009,711	3,438,259	12,711,275	(4,653,935)
Net change in unrealized appreciation on investments	594,288	2,451,843	1,119,592	5,090,644

Change in net assets from operations	3,639,692	5,860,816	13,292,029	(626,152)

Distributions to Shareholders:
From net investment income:
Class A	–	(21,188)	–	–
Class B	–	(163)	–	–
Class C	–	(1,679)	–	–
Class R	–	(2)	–	–
Institutional Service Class	–	(110)	–	–
Institutional Class	–	(12,435)	–	–
Net realized gains:
Class A	(1,720,369)	(104,156)	–	(5,982,359)
Class B	(160,109)	(17,000)	–	(282,244)
Class C	(1,053,231)	(108,828)	–	1,801,693
Class R	(529)	(19)	–	(49,790)
Institutional Service Class	(16,420)	(19)	–	(549,932)
Institutional Class	(443,415)	(76,326)	–	(126,437)

Change in net assets from shareholder distributions	(3,394,073)	(341,925)	–	(8,792,455)

Change in net assets from capital transactions	8,822,953	18,793,035	(28,272,876)	29,282,374

Change in net assets	9,068,572	24,311,926	(14,980,847)	19,863,767

Net Assets:
Beginning of period	40,353,701	16,041,775	134,833,475	114,969,708

End of period	$49,422,273	$40,353,701	$119,852,628	$134,833,475

Accumulated net investment income (loss) at end of period	$35,693	$–	$(538,838)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,901,763	$16,118,945	$10,881,331	$75,133,005
Dividends reinvested	871,110	47,649	–	4,334,360
Cost of shares redeemed(a)	(12,204,080)	(2,463,851)	(28,349,822)	(63,403,917)

Total Class A	568,793	13,702,743	(17,468,491)	16,063,448

Class B Shares
Proceeds from shares issued	703,280	681,666	130,741	2,992,972
Dividends reinvested	29,762	1,016	–	196,011
Cost of shares redeemed(a)	(33,509)	(45,757)	(843,379)	(1,008,192)

Total Class B	699,533	636,925	(712,638)	2,180,791

Class C Shares
Proceeds from shares issued	7,973,374	5,861,792	2,408,712	25,137,386
Dividends reinvested	279,799	13,478	–	809,025
Cost of shares redeemed(a)	(1,441,826)	(1,613,208)	(11,750,964)	(10,035,027)

Total Class C	6,811,347	4,262,062	(9,342,252)	15,911,384

See accompanying notes to financial statements.

2007 Semiannual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$86,277	$4,551	$567,932	$837,644
Dividends reinvested	529	21	–	81
Cost of shares redeemed(a)	(22)	(153)	(319,045)	(395,267)

Total Class R	86,784	4,419	248,887	442,458

Institutional Service Class Shares
Proceeds from shares issued	324,871	110,032	1	1,993,334
Dividends reinvested	16,420	129	–	549,931
Cost of shares redeemed(a)	(128,905)	(25,025)	–	(10,890,417)

Total Institutional Service Class	212,386	85,136	1	(8,347,152)

Institutional Class Shares
Proceeds from shares issued	696	14,758	1,123,926	3,788,762
Dividends reinvested	443,415	88,761	–	126,437
Cost of shares redeemed(a)	(1)	(1,769)	(2,122,309)	(883,754)
Total Institutional Class	444,110	101,750	(998,383)	3,031,445

Change in net assets from capital transactions:	$8,822,953	$18,793,035	$(28,272,876)	$29,282,374

SHARE TRANSACTIONS:
Class A Shares
Issued	938,154	1,326,177	1,073,307	7,438,195
Reinvested	69,633	4,407	–	432,140
Redeemed	(959,091)	(206,865)	(2,821,593)	(6,552,791)

Total Class A Shares	48,696	1,123,719	(1,748,286)	1,317,544

Class B Shares
Issued	56,257	54,954	13,643	308,750
Reinvested	2,414	97	–	20,354
Redeemed	(2,670)	(3,905)	(87,911)	(107,628)

Total Class B Shares	56,001	51,146	(74,268)	221,476

Class C Shares
Issued	638,689	484,961	247,382	2,557,616
Reinvested	22,656	1,281	–	83,491
Redeemed	(114,990)	(135,160)	(1,221,436)	(1,079,969)

Total Class C Shares	546,355	351,082	(974,054)	1,561,138

Class R Shares
Issued	6,941	399	58,938	85,659
Reinvested	43	2	–	8
Redeemed	(2)	(13)	(32,435)	(39,728)

Total Class R Shares	6,982	388	26,503	45,939

Institutional Service Class Shares
Issued	24,896	8,694	–	189,941
Reinvested	1,308	11	–	54,074
Redeemed	(10,535)	(2,135)	–	(1,043,535)

Total Institutional Service Class Shares	15,669	6,570	–	(799,520)

Institutional Class Shares
Issued	–	843	108,958	375,708
Reinvested	35,248	8,248	–	12,396
Redeemed	–	–	(207,746)	(88,077)

Total Institutional Class Shares	35,248	9,091	(98,788)	300,027

Change in shares:	708,951	1,541,996	(2,868,893)	2,646,604

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

100 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Worldwide
	Leaders Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$30,767	$162,545
Net realized gains on investment and foreign currency transactions	5,407,024	6,837,493
Net change in unrealized appreciation on investments and foreign currency transactions	2,837,549	2,846,773

Change in net assets from operations	8,275,340	9,846,811

Distributions to Shareholders:
From net investment income:
Class A	(47,474)	(181,971)
Class B	–	(952)
Class C	–	(5,840)
Class R	–	(6)
Institutional Service Class	(25)	(88)
Institutional Class	(3)	(9)

Change in net assets from shareholder distributions	(47,502)	(188,866)

Change in net assets from capital transactions	15,881,370	(1,123,361)

Change in net assets	24,109,208	8,534,584
Net Assets:
Beginning of period	45,843,388	37,308,804

End of period	$69,952,596	$45,843,388

Accumulated net investment income (loss) at end of period	$(16,735)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,358,275	$7,478,247
Dividends reinvested	41,787	161,605
Cost of shares redeemed(a)	(4,798,341)	(7,201,253)

Total Class A	6,601,721	438,599

Class B Shares
Proceeds from shares issued	513,738	465,136
Dividends reinvested	–	550
Cost of shares redeemed(a)	(6,283)	(122,438)

Total Class B	507,455	343,248

Class C Shares
Proceeds from shares issued	9,306,767	3,181,106
Dividends reinvested	–	2,483
Cost of shares redeemed(a)	(568,603)	(458,128)

Total Class C	8,738,164	2,725,461

Class R Shares
Proceeds from shares issued	23,999	150
Dividends reinvested	–	6
Cost of shares redeemed(a)	–	(151)

Total Class R	23,999	5

See accompanying notes to financial statements.

2007 Semiannual Report 101

Statements of Changes in Net Assets (Continued)

	Nationwide Worldwide
	Leaders Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$10,003	$2,774,186
Dividends reinvested	25	88
Cost of shares redeemed(a)	–	(7,404,957)

Total Institutional Service Class	10,028	(4,630,683)

Institutional Class Shares
Dividends reinvested	3	9

Total Institutional Class	3	9

Change in net assets from capital transactions:	$15,881,370	$(1,123,361)

SHARE TRANSACTIONS:
Class A Shares
Issued	878,709	715,404
Reinvested	3,375	15,454
Redeemed	(379,476)	(685,963)

Total Class A Shares	502,608	44,895

Class B Shares
Issued	41,014	45,706
Reinvested	–	55
Redeemed	(515)	(12,072)

Total Class B Shares	40,499	33,689

Class C Shares
Issued	747,204	307,345
Reinvested	–	246
Redeemed	(46,917)	(44,710)

Total Class C Shares	700,287	262,881

Class R Shares
Issued	1,802	14
Reinvested	–	1
Redeemed	–	(15)

Total Class R Shares	1,802	–

Institutional Service Class Shares
Issued	802	279,598
Reinvested	2	8
Redeemed	–	(693,392)

Total Institutional Service Class Shares	804	(413,786)

Reinvested	–	1

Total Institutional Class Shares	–	1

Change in shares:	1,246,000	(72,320)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

102 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Mid Cap Growth Leaders Fund

		Investment Activities						Ratios / Supplemental Data
			Net Realized
			and
	Net Asset	Net	Unrealized	Total				Net Assets	Ratio of
	Value,	Investment	Gains	from	Net Asset			at End of	Expenses
	Beginning	Income	(Losses) on	Investment	Value, End	Total		Period	to Average
	of Period	(Loss)	Investments	Activities	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	$10.93	(0.14)	(2.29)	(2.43)	$8.50	(22.23%	)	$4,880	1.59%
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	$11.30	32.94%		$6,441	1.55%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	$11.52	1.95%		$5,769	1.50%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	$13.75	19.36%		$6,624	1.52%
Year Ended October 31, 2006	$13.75	(0.09)	1.45	1.36	$15.11	9.89%		$6,926	1.48%
Six Months Ended April 30, 2007 (Unaudited)	$15.11	(0.06)	2.21	2.15	$17.26	14.23%		$7,259	1.50%
Class B Shares
Year Ended October 31, 2002	$10.40	(0.19)	(2.18)	(2.37)	$8.03	(22.79%	)	$3,005	2.25%
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	$10.61	32.13%		$3,663	2.24%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	$10.74	1.23%		$3,324	2.20%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	$12.74	18.62%		$3,387	2.22%
Year Ended October 31, 2006	$12.74	(0.19)	1.36	1.17	$13.91	9.18%		$3,096	2.17%
Six Months Ended April 30, 2007 (Unaudited)	$13.91	(0.11)	2.03	1.92	$15.83	13.80%		$3,085	2.20%
Class C Shares
Year Ended October 31, 2002	$10.41	(0.19)	(2.18)	(2.37)	$8.04	(22.77%	)	$45	2.25%
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	$10.62	32.09%		$69	2.24%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	$10.75	1.22%		$77	2.20%
Year Ended October 31, 2005	$10.75	(0.18)	2.18	2.00	$12.75	18.60%		$429	2.23%
Year Ended October 31, 2006 (h)	$12.75	(0.18)	1.35	1.17	$13.92	9.18%		$741	2.16%
Six Months Ended April 30, 2007 (Unaudited)	$13.92	(0.10)	2.02	1.92	$15.84	13.79%		$809	2.20%
Class D Shares
Year Ended October 31, 2002	$11.03	(0.11)	(2.32)	(2.43)	$8.60	(22.03%	)	$10,192	1.27%
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	$11.47	33.37%		$11,747	1.24%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	$11.73	2.27%		$10,857	1.20%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	$14.05	19.78%		$11,232	1.22%
Year Ended October 31, 2006	$14.05	(0.04)	1.49	1.45	$15.50	10.32%		$10,614	1.17%
Six Months Ended April 30, 2007 (Unaudited)	$15.50	(0.04)	2.27	2.23	$17.73	14.39%		$11,041	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of Net		Ratio of	Ratio of
	Investment		Expenses	Investment
	Income		(Prior to	Income (Prior to
	(Loss) to		Reimbursements)	Reimbursements)
	Average Net		to Average	to Average Net		Portfolio
	Assets (c)		Net Assets (c) (e)	Assets (c) (e)		Turnover (f)

Class A Shares
Year Ended October 31, 2002	(1.27%	)	2.20%	(1.88%	)	432.60%
Year Ended October 31, 2003	(1.27%	)	1.99%	(1.71%	)	365.45%
Year Ended October 31, 2004	(0.97%	)	1.98%	(1.44%	)	405.85%
Year Ended October 31, 2005	(0.74%	)	1.82%	(1.03%	)	149.29%
Year Ended October 31, 2006	(0.57%	)	1.54%	(0.64%	)	164.51%
Six Months Ended April 30, 2007 (Unaudited)	(0.67%	)	1.51%	(0.69%	)	77.57%
Class B Shares
Year Ended October 31, 2002	(1.94%	)	2.90%	(2.59%	)	432.60%
Year Ended October 31, 2003	(1.96%	)	2.68%	(2.40%	)	365.45%
Year Ended October 31, 2004	(1.66%	)	2.67%	(2.13%	)	405.85%
Year Ended October 31, 2005	(1.43%	)	2.52%	(1.72%	)	149.29%
Year Ended October 31, 2006	(1.25%	)	2.24%	(1.32%	)	164.51%
Six Months Ended April 30, 2007 (Unaudited)	(1.37%	)	2.21%	(1.39%	)	77.57%
Class C Shares
Year Ended October 31, 2002	(1.94%	)	2.90%	(2.59%	)	432.60%
Year Ended October 31, 2003	(1.96%	)	2.69%	(2.41%	)	365.45%
Year Ended October 31, 2004	(1.65%	)	2.69%	(2.14%	)	405.85%
Year Ended October 31, 2005	(1.45%	)	2.46%	(1.69%	)	149.29%
Year Ended October 31, 2006 (h)	(1.29%	)	2.23%	(1.35%	)	164.51%
Six Months Ended April 30, 2007 (Unaudited)	(1.37%	)	2.24%	(1.41%	)	77.57%
Class D Shares
Year Ended October 31, 2002	(0.97%	)	1.90%	(1.60%	)	432.60%
Year Ended October 31, 2003	(0.96%	)	1.69%	(1.40%	)	365.45%
Year Ended October 31, 2004	(0.66%	)	1.67%	(1.13%	)	405.85%
Year Ended October 31, 2005	(0.43%	)	1.52%	(0.72%	)	149.29%
Year Ended October 31, 2006	(0.26%	)	1.24%	(0.33%	)	164.51%
Six Months Ended April 30, 2007 (Unaudited)	(0.37%	)	1.21%	(0.39%	)	77.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Semiannual Report 103

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

		Investment Activities					Ratios / Supplemental Data
			Net Realized
			and
	Net Asset	Net	Unrealized	Total			Net Assets	Ratio of
	Value,	Investment	Gains	from	Net Asset		at End of	Expenses
	Beginning	Income	(Losses) on	Investment	Value, End	Total	Period	to Average
	of Period	(Loss)	Investments	Activities	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (g)	$11.47	(0.11)	0.32	0.21	$11.68	1.83%	$1	1.72%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	$13.93	19.26%	$1	1.60%
Year Ended October 31, 2006	$13.93	(0.09)	1.47	1.38	$15.31	9.91%	$1	1.53%
Six Months Ended April 30, 2007 (Unaudited)	$15.31	(0.12)	2.22	2.10	$17.41	13.72%	$2	2.28%
Institutional Class Shares
Period Ended October 31, 2004 (d)	$11.23	(0.01)	0.51	0.50	$11.73	4.45%	$1	1.08%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	$14.04	19.69%	$16,263	1.23%
Year Ended October 31, 2006	$14.04	(0.05)	1.49	1.44	$15.48	10.26%	$14,894	1.17%
Six Months Ended April 30, 2007 (Unaudited)	$15.48	(0.04)	2.27	2.23	$17.71	14.41%	$17,038	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of Net		Ratio of	Ratio of
	Investment		Expenses	Investment
	Income		(Prior to	Income (Prior to
	(Loss) to		Reimbursements)	Reimbursements)
	Average Net		to Average	to Average Net		Portfolio
	Assets (c)		Net Assets (c) (e)	Assets (c) (e)		Turnover (f)

Class R Shares
Period Ended October 31, 2004 (g)	(1.16%	)	2.09%	(1.53%	)	405.85%
Year Ended October 31, 2005	(0.83%	)	1.90%	(1.13%	)	149.29%
Year Ended October 31, 2006	(0.63%	)	1.57%	(0.66%	)	164.51%
Six Months Ended April 30, 2007 (Unaudited)	(1.42%	)	2.51%	(1.65%	)	77.57%
Institutional Class Shares
Period Ended October 31, 2004 (d)	(0.69%	)	2.50%	(2.11%	)	405.85%
Year Ended October 31, 2005	(0.51%	)	1.43%	(0.71%	)	149.29%
Year Ended October 31, 2006	(0.26%	)	1.24%	(0.33%	)	164.51%
Six Months Ended April 30, 2007 (Unaudited)	(0.37%	)	1.21%	(0.39%	)	77.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(e)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

104 Semiannual Report 2007

Nationwide Leaders Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2002 (f)	$10.00	0.02	(0.55)	(0.53)	(0.01)
Year Ended October 31, 2003	$9.46	–	1.98	1.98	(0.04)
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	–
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)
Year Ended October 31, 2006	$13.92	0.11	1.83	1.94	(0.20)
Six Months Ended April 30, 2007 (Unaudited)	$14.17	(0.02)	0.91	0.89	–
Class B Shares
Period Ended October 31, 2002 (f)	$10.00	(0.05)	(0.55)	(0.60)	–
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	–
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.15)
Six Months Ended April 30, 2007 (Unaudited)	$13.78	(0.07)	0.89	0.82	–
Class C Shares
Period Ended October 31, 2002 (f)	$10.00	(0.05)	(0.55)	(0.60)	–
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	–
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.16)
Six Months Ended April 30, 2007 (Unaudited)	$13.77	(0.07)	0.89	0.82	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2002 (f)	–	(0.01)	$9.46	(5.34%	)	$891	1.45%
Year Ended October 31, 2003	–	(0.04)	$11.40	20.97%		$1,351	1.45%
Year Ended October 31, 2004	–	–	$12.54	10.00%		$1,445	1.47%
Year Ended October 31, 2005	(0.76)	(0.84)	$13.92	18.12%		$5,309	1.51%
Year Ended October 31, 2006	(1.49)	(1.69)	$14.17	15.16%		$7,117	1.56%
Six Months Ended April 30, 2007 (Unaudited)	(1.14)	(1.14)	$13.92	6.41%		$8,391	1.47%
Class B Shares
Period Ended October 31, 2002 (f)	–	–	$9.40	(6.00%	)	$317	2.20%
Year Ended October 31, 2003	–	(0.01)	$11.27	20.08%		$350	2.20%
Year Ended October 31, 2004	–	–	$12.32	9.32%		$410	2.20%
Year Ended October 31, 2005	(0.76)	(0.78)	$13.62	17.25%		$769	2.20%
Year Ended October 31, 2006	(1.49)	(1.64)	$13.78	14.35%		$1,096	2.27%
Six Months Ended April 30, 2007 (Unaudited)	(1.14)	(1.14)	$13.46	6.06%		$1,142	2.20%
Class C Shares
Period Ended October 31, 2002 (f)	–	–	$9.40	(6.00%	)	$243	2.21%
Year Ended October 31, 2003	–	(0.01)	$11.27	20.08%		$358	2.20%
Year Ended October 31, 2004	–	–	$12.31	9.32%		$404	2.20%
Year Ended October 31, 2005	(0.76)	(0.79)	$13.62	17.30%		$2,046	2.20%
Year Ended October 31, 2006	(1.49)	(1.65)	$13.77	14.32%		$3,606	2.27%
Six Months Ended April 30, 2007 (Unaudited)	(1.14)	(1.14)	$13.45	6.07%		$4,366	2.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
	Ratio of		Ratio of	Investment
	Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2002 (f)	0.23%		4.93%	(3.25%	)	60.54%
Year Ended October 31, 2003	(0.04%	)	3.23%	(1.82%	)	196.86%
Year Ended October 31, 2004	(0.31%	)	2.61%	(1.46%	)	230.95%
Year Ended October 31, 2005	0.94%		1.80%	0.65%		522.67%
Year Ended October 31, 2006	0.72%		1.75%	0.52%		599.86%
Six Months Ended April 30, 2007 (Unaudited)	(0.33%	)	1.56%	(0.42%	)	516.17%
Class B Shares
Period Ended October 31, 2002 (f)	(0.58%	)	5.78%	(4.16%	)	60.54%
Year Ended October 31, 2003	(0.74%	)	4.11%	(2.65%	)	196.86%
Year Ended October 31, 2004	(1.05%	)	3.34%	(2.20%	)	230.95%
Year Ended October 31, 2005	0.32%		2.55%	(0.04%	)	522.67%
Year Ended October 31, 2006	(0.06%	)	2.47%	(0.27%	)	599.86%
Six Months Ended April 30, 2007 (Unaudited)	(1.07%	)	2.29%	(1.16%	)	516.17%
Class C Shares
Period Ended October 31, 2002 (f)	(0.60%	)	5.80%	(4.19%	)	60.54%
Year Ended October 31, 2003	(0.82%	)	3.95%	(2.57%	)	196.86%
Year Ended October 31, 2004	(1.05%	)	3.34%	(2.20%	)	230.95%
Year Ended October 31, 2005	0.40%		2.43%	0.18%		522.67%
Year Ended October 31, 2006	(0.06%	)	2.47%	(0.27%	)	599.86%
Six Months Ended April 30, 2007 (Unaudited)	(1.06%	)	2.29%	(1.15%	)	516.17%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 15, 2006 (commencement of operations) through April 30, 2007.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 105

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class R Shares
Period Ended October 31, 2003 (g)	$10.98	(0.01)	0.31	0.30	–
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	–
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)
Year Ended October 31, 2006	$13.73	0.07	1.81	1.88	(0.19)
Six Months Ended April 30, 2007 (Unaudited)	$13.93	(0.03)	0.86	0.83	–
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$10.00	0.03	(0.55)	(0.52)	(0.01)
Year Ended October 31, 2003	$9.47	–	1.99	1.99	(0.04)
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	–
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)
Year Ended October 31, 2006 (i)	$13.96	0.31	1.66	1.97	(0.09)
Six Months Ended April 30, 2007 (Unaudited)	$14.35	(0.01)	0.93	0.92	–
Institutional Class Shares
Year Ended October 31, 2004 (h)	$12.22	(0.01)	0.37	0.36	–
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)
Year Ended October 31, 2006	$13.96	0.15	1.85	2.00	(0.23)
Six Months Ended April 30, 2007 (Unaudited)	$14.24	–	0.91	0.91	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2003 (g)	–	–	$11.28	2.73%		$1	1.80%
Year Ended October 31, 2004	–	–	$12.37	9.66%		$1	1.81%
Year Ended October 31, 2005	(0.76)	(0.84)	$13.73	18.19%		$1	1.45%
Year Ended October 31, 2006	(1.49)	(1.68)	$13.93	14.87%		$2	1.80%
Six Months Ended April 30, 2007 (Unaudited)	(1.14)	(1.14)	$13.62	6.07%		$79	1.84%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	–	(0.01)	$9.47	(5.23%	)	$778	1.32%
Year Ended October 31, 2003	–	(0.04)	$11.42	21.10%		$1,395	1.38%
Year Ended October 31, 2004	–	–	$12.57	10.07%		$2,377	1.41%
Year Ended October 31, 2005	(0.76)	(0.85)	$13.96	18.23%		$6,674	1.43%
Year Ended October 31, 2006 (i)	(1.49)	(1.58)	$14.35	15.27%		$431	1.44%
Six Months Ended April 30, 2007 (Unaudited)	(1.14)	(1.14)	$14.13	6.54%		$459	1.25%
Institutional Class Shares
Year Ended October 31, 2004 (h)	–	–	$12.58	2.95%		$1	1.12%
Year Ended October 31, 2005	(0.76)	(0.88)	$13.96	18.37%		$1	1.20%
Year Ended October 31, 2006	(1.49)	(1.72)	$14.24	15.60%		$1	1.22%
Six Months Ended April 30, 2007 (Unaudited)	(1.14)	(1.14)	$14.01	6.52%		$5,286	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
	Ratio of		Ratio of	Investment
	Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (g)	(1.11%	)	1.90%	(1.21%	)	196.86%
Year Ended October 31, 2004	(0.69%	)	2.91%	(1.79%	)	230.95%
Year Ended October 31, 2005	1.04%		1.79%	0.70%		522.67%
Year Ended October 31, 2006	0.50%		2.02%	0.28%		599.86%
Six Months Ended April 30, 2007 (Unaudited)	(0.63%	)	1.91%	(0.70%	)	516.17%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	0.39%		4.74%	(3.03%	)	60.54%
Year Ended October 31, 2003	0.01%		3.06%	(1.67%	)	196.86%
Year Ended October 31, 2004	(0.27%	)	2.56%	(1.42%	)	230.95%
Year Ended October 31, 2005	0.98%		1.75%	0.66%		522.67%
Year Ended October 31, 2006 (i)	2.27%		1.54%	2.18%		599.86%
Six Months Ended April 30, 2007 (Unaudited)	(0.12%	)	1.34%	(0.21%	)	516.17%
Institutional Class Shares
Year Ended October 31, 2004 (h)	(0.17%	)	2.44%	(1.50%	)	230.95%
Year Ended October 31, 2005	1.23%		1.77%	0.72%		522.67%
Year Ended October 31, 2006	1.08%		1.41%	0.89%		599.86%
Six Months Ended April 30, 2007 (Unaudited)	(0.02%	)	1.25%	(0.07%	)	516.17%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 15, 2006 (commencement of operations) through April 30, 2007.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

106 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Small Cap Leaders Fund

		Investment Activities			Distributions
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2005 (f)	$10.00	(0.01)	0.09	0.08	–
Year Ended October 31, 2006	$10.08	–	3.04	3.04	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$12.91	0.02	1.08	1.10	–
Class B Shares
Period Ended October 31, 2005 (f)	$10.00	(0.02)	0.05	0.03	–
Year Ended October 31, 2006	$10.03	(0.04)	2.96	2.92	– (g)
Six Months Ended April 30, 2007 (Unaudited)	$12.76	(0.01)	1.05	1.04	–
Class C Shares
Period Ended October 31, 2005 (f)	$10.00	(0.04)	0.08	0.04	–
Year Ended October 31, 2006	$10.04	(0.05)	2.98	2.93	– (g)
Six Months Ended April 30, 2007 (Unaudited)	$12.78	(0.01)	1.05	1.04	–
Class R Shares
Period Ended October 31, 2005 (f)	$10.00	(0.06)	0.11	0.05	–
Year Ended October 31, 2006	$10.05	– (g)	3.00	3.00	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$12.84	–	1.07	1.07	–
Institutional Service Class Shares
Period Ended October 31, 2005 (f)	$10.00	–	0.10	0.10	–
Year Ended October 31, 2006	$10.10	0.01	3.06	3.07	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$12.95	0.01	1.10	1.11	–
Institutional Class Shares
Period Ended October 31, 2005 (f)	$10.00	(0.01)	0.12	0.11	–
Year Ended October 31, 2006	$10.11	0.07	3.02	3.09	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$12.98	0.04	1.08	1.12	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2005 (f)	–	–	$10.08	0.80%	$5,449	1.80%
Year Ended October 31, 2006	(0.19)	(0.21)	$12.91	30.65%	$21,484	1.61%
Six Months Ended April 30, 2007 (Unaudited)	(1.08)	(1.08)	$12.93	8.83%	$22,152	1.48%
Class B Shares
Period Ended October 31, 2005 (f)	–	–	$10.03	0.30%	$888	2.49%
Year Ended October 31, 2006	(0.19)	(0.19)	$12.76	29.55%	$1,783	2.35%
Six Months Ended April 30, 2007 (Unaudited)	(1.08)	(1.08)	$12.72	8.45%	$2,490	2.20%
Class C Shares
Period Ended October 31, 2005 (f)	–	–	$10.04	0.40%	$5,657	2.49%
Year Ended October 31, 2006	(0.19)	(0.19)	$12.78	29.63%	$11,686	2.35%
Six Months Ended April 30, 2007 (Unaudited)	(1.08)	(1.08)	$12.74	8.44%	$18,609	2.19%
Class R Shares
Period Ended October 31, 2005 (f)	–	–	$10.05	0.50%	$1	2.26%
Year Ended October 31, 2006	(0.19)	(0.21)	$12.84	30.32%	$6	1.95%
Six Months Ended April 30, 2007 (Unaudited)	(1.08)	(1.08)	$12.83	8.64%	$96	1.73%
Institutional Service Class Shares
Period Ended October 31, 2005 (f)	–	–	$10.10	1.00%	$1	1.57%
Year Ended October 31, 2006	(0.19)	(0.22)	$12.95	30.83%	$86	1.50%
Six Months Ended April 30, 2007 (Unaudited)	(1.08)	(1.08)	$12.98	8.89%	$290	1.37%
Institutional Class Shares
Period Ended October 31, 2005 (f)	–	–	$10.11	1.10%	$4,045	1.49%
Year Ended October 31, 2006	(0.19)	(0.22)	$12.98	31.03%	$5,308	1.35%
Six Months Ended April 30, 2007 (Unaudited)	(1.08)	(1.08)	$13.02	8.95%	$5,786	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
				Ratio of
	Ratio of			Investment
	Net		Ratio of	Income
	Investment		Expenses (Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average Net	to Average		Portfolio
	Net Assets (c)		Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2005 (f)	(0.20%	)	2.36%	(0.76%	)	372.55%
Year Ended October 31, 2006	(0.05%	)	1.66%	(0.10%	)	440.62%
Six Months Ended April 30, 2007 (Unaudited)	0.35%		1.48%	0.35%		262.85%
Class B Shares
Period Ended October 31, 2005 (f)	(0.88%	)	3.00%	(1.39%	)	372.55%
Year Ended October 31, 2006	(0.50%	)	2.40%	(0.55%	)	440.62%
Six Months Ended April 30, 2007 (Unaudited)	(0.29%	)	2.23%	(0.32%	)	262.85%
Class C Shares
Period Ended October 31, 2005 (f)	(0.90%	)	3.04%	(1.45%	)	372.55%
Year Ended October 31, 2006	(0.57%	)	2.40%	(0.63%	)	440.62%
Six Months Ended April 30, 2007 (Unaudited)	(0.24%	)	2.23%	(0.29%	)	262.85%
Class R Shares
Period Ended October 31, 2005 (f)	(0.74%	)	3.03%	(1.51%	)	372.55%
Year Ended October 31, 2006	(0.46%	)	1.99%	(0.50%	)	440.62%
Six Months Ended April 30, 2007 (Unaudited)	(0.34%	)	1.89%	(0.49%	)	262.85%
Institutional Service Class Shares
Period Ended October 31, 2005 (f)	(0.04%	)	2.21%	(0.69%	)	372.55%
Year Ended October 31, 2006	(0.56%	)	1.54%	(0.60%	)	440.62%
Six Months Ended April 30, 2007 (Unaudited)	0.32%		1.37%	0.32%		262.85%
Institutional Class Shares
Period Ended October 31, 2005 (f)	0.05%		2.29%	(0.89%	)	372.55%
Year Ended October 31, 2006	0.62%		1.40%	0.57%		440.62%
Six Months Ended April 30, 2007 (Unaudited)	0.70%		1.23%	0.67%		262.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

2007 Semiannual Report 107

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide U.S. Growth Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$6.02	(0.07)	(0.46)	(0.53)
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21
Six Months Ended April 30, 2007 (Unaudited)	$9.57	(0.04)	1.12	1.08
Class B Shares
Year Ended October 31, 2002	$5.96	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003(f)	$5.40	(0.11)	2.74	2.63
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14
Six Months Ended April 30, 2007 (Unaudited)	$9.13	(0.07)	1.07	1.00
Class C Shares
Year Ended October 31, 2002(f)	$6.00	(0.12)	(0.44)	(0.56)
Year Ended October 31, 2003(f)	$5.44	(0.13)	2.77	2.64
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14
Six Months Ended April 30, 2007 (Unaudited)	$9.19	(0.07)	1.08	1.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$5.49	(8.80%	)	$1,356	1.57%
Year Ended October 31, 2003	–	–	$8.22	49.73%		$8,714	1.59%
Year Ended October 31, 2004	–	–	$8.49	3.28%		$21,273	1.64%
Year Ended October 31, 2005	–	–	$9.96	17.31%		$76,762	1.56%
Year Ended October 31, 2006	(0.60)	(0.60)	$9.57	1.77%	(j)	$86,364	1.46%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.65	11.40%		$77,533	1.50%
Class B Shares
Year Ended October 31, 2002	–	–	$5.40	(9.40%	)	$719	2.26%
Year Ended October 31, 2003(f)	–	–	$8.03	48.70%		$2,023	2.30%
Year Ended October 31, 2004	–	–	$8.24	2.62%		$2,572	2.30%
Year Ended October 31, 2005	–	–	$9.59	16.38%		$4,253	2.24%
Year Ended October 31, 2006	(0.60)	(0.60)	$9.13	1.18%	(j)	$6,072	2.15%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.13	10.95%		$5,985	2.18%
Class C Shares
Year Ended October 31, 2002(f)	–	–	$5.44	(9.33%	)	$16	2.27%
Year Ended October 31, 2003(f)	–	–	$8.08	48.53%		$1,606	2.30%
Year Ended October 31, 2004	–	–	$8.29	2.60%		$4,000	2.30%
Year Ended October 31, 2005	–	–	$9.65	16.41%		$22,774	2.22%
Year Ended October 31, 2006	(0.60)	(0.60)	$9.19	1.18%	(j)	$36,040	2.15%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.20	10.99%		$30,054	2.19%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of		Ratio of		Ratio
	Net		Expenses		of Investment
	Investment		(Prior to		Income
	Income		Reimbursements)		(Prior to
	(Loss) to		to		Reimbursements)
	Average		Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	(1.06%	)	1.80%		(1.23%	)	510.91%
Year Ended October 31, 2005	(0.89%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	(0.52%	)(k)	1.48%	(k)	(0.54%	)(k)	389.34%
Six Months Ended April 30, 2007 (Unaudited)	(0.67%	)	1.50%		(0.68%	)	163.56%
Class B Shares
Year Ended October 31, 2002	(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003(f)	(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	(1.71%	)	2.45%		(1.86%	)	510.91%
Year Ended October 31, 2005	(1.53%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	(1.24%	)(k)	2.18%	(k)	(1.27%	)(k)	389.34%
Six Months Ended April 30, 2007 (Unaudited)	(1.37%	)	2.19%		(1.37%	)	163.56%
Class C Shares
Year Ended October 31, 2002(f)	(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003(f)	(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	(1.74%	)	2.47%		(1.91%	)	510.91%
Year Ended October 31, 2005	(1.56%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	(1.23%	)(k)	2.18%	(k)	(1.25%	)(k)	389.34%
Six Months Ended April 30, 2007 (Unaudited)	(1.36%	)	2.20%		(1.36%	)	163.56%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11% (see Note 3).
(k)	Excludes reimbursement from the Investment Adviser (see Note 3).

See accompanying notes to financial statements.

108 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (g)	$7.49	(0.01)	0.56	0.55
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23
Year Ended October 31, 2005	$8.27	–	1.44	1.44
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18
Six Months Ended April 30, 2007 (Unaudited)	$9.29	(0.05)	1.08	1.03
Institutional Service Class Shares
Year Ended October 31, 2002(f)	$6.06	(0.06)	(0.46)	(0.52)
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49
Year Ended October 31, 2006	$10.08	(0.06)	0.30	0.24
Six Months Ended April 30, 2007 (Unaudited)	$9.72	(0.04)	1.14	1.10
Institutional Class Shares
Period Ended October 31, 2004(h)	$8.62	(0.02)	(0.01)	(0.03)
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24
Six Months Ended April 30, 2007 (Unaudited)	$9.75	(0.02)	1.14	1.12

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2003 (g)	–	–	$8.04	7.34%		$1	1.90%
Year Ended October 31, 2004	–	–	$8.27	2.86%		$1	1.89%
Year Ended October 31, 2005	–	–	$9.71	17.41%		$637	1.54%
Year Ended October 31, 2006	(0.60)	(0.60)	$9.29	1.60%	(j)	$1,037	1.70%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.32	11.09%		$1,425	1.89%
Institutional Service Class Shares
Year Ended October 31, 2002(f)	–	–	$5.54	(8.58%	)	$853	1.32%
Year Ended October 31, 2003	–	–	$8.31	50.00%		$6,563	1.50%
Year Ended October 31, 2004	–	–	$8.59	3.37%		$7,008	1.54%
Year Ended October 31, 2005	–	–	$10.08	17.35%		$8,806	1.48%
Year Ended October 31, 2006	(0.60)	(0.60)	$9.72	1.95%	(j)	$719	1.30%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.82	11.55%		$800	1.54%
Institutional Class Shares
Period Ended October 31, 2004(h)	–	–	$8.59	(0.35%	)	$234	1.30%
Year Ended October 31, 2005	–	–	$10.11	17.69%		$1,737	1.23%
Year Ended October 31, 2006	(0.60)	(0.60)	$9.75	2.16%	(j)	$4,601	1.17%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.87	11.49%		$4,056	1.18%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of		Ratio of		Ratio
	Net		Expenses		of Investment
	Investment		(Prior to		Income
	Income		Reimbursements)		(Prior to
	(Loss) to		to		Reimbursements)
	Average		Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (g)	(1.64%	)	2.00%		(1.74%	)	637.45%
Year Ended October 31, 2004	(1.33%	)	2.20%		(1.64%	)	510.91%
Year Ended October 31, 2005	(0.93%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	(0.79%	)(k)	1.72%	(k)	(0.80%	)(k)	389.34%
Six Months Ended April 30, 2007 (Unaudited)	(1.09%	)	1.89%		(1.09%	)	163.56%
Institutional Service Class Shares
Year Ended October 31, 2002(f)	(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	(0.93%	)	1.68%		(1.08%	)	510.91%
Year Ended October 31, 2005	(0.77%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	(0.11%	)(k)	1.33%	(k)	(0.14%	)(k)	389.34%
Six Months Ended April 30, 2007 (Unaudited)	(0.73%	)	1.55%		(0.73%	)	163.56%
Institutional Class Shares
Period Ended October 31, 2004(h)	(0.83%	)	1.54%		(1.07%	)	510.91%
Year Ended October 31, 2005	(0.55%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	(0.29%	)(k)	1.19%	(k)	(0.31%	)(k)	389.34%
Six Months Ended April 30, 2007 (Unaudited)	(0.33%	)	1.18%		(0.33%	)	163.56%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11% (see Note 3).
(k)	Excludes reimbursement from the Investment Adviser (see Note 3).

See accompanying notes to financial statements.

2007 Semiannual Report 109

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Worldwide Leaders Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$6.26	–	(0.76)	(0.76)
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42
Six Months Ended April 30, 2007 (Unaudited)	$11.62	0.01	1.93	1.94
Class B Shares
Year Ended October 31, 2002	$6.20	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003 (i)	$5.41	(0.04)	1.48	1.44
Year Ended October 31, 2004	$6.85	–	0.45	0.45
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25
Six Months Ended April 30, 2007 (Unaudited)	$11.18	(0.02)	1.84	1.82
Class C Shares
Year Ended October 31, 2002	$6.23	(0.04)	(0.75)	(0.79)
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45
Year Ended October 31, 2004	$6.89	–	0.44	0.44
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27
Six Months Ended April 30, 2007 (Unaudited)	$11.22	(0.02)	1.85	1.83

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$5.50	(12.14%	)	$1,046	1.69%
Year Ended October 31, 2003	–	–	$7.01	27.45%		$34,889	1.67%
Year Ended October 31, 2004	–	–	$7.52	7.28%		$30,707	1.70%
Year Ended October 31, 2005	(0.03)	(0.03)	$9.25	23.44%		$32,404	1.69%
Year Ended October 31, 2006	(0.05)	(0.05)	$11.62	26.22%		$41,219	1.62%
Six Months Ended April 30, 2007 (Unaudited)	(0.01)	(0.01)	$13.55	16.74%		$54,873	1.54%
Class B Shares
Year Ended October 31, 2002	–	–	$5.41	(12.74%	)	$936	2.39%
Year Ended October 31, 2003 (i)	–	–	$6.85	26.62%		$96	2.39%
Year Ended October 31, 2004	–	–	$7.30	6.57%		$122	2.40%
Year Ended October 31, 2005	(0.02)	(0.02)	$8.94	22.70%		$343	2.41%
Year Ended October 31, 2006	(0.01)	(0.01)	$11.18	25.22%		$806	2.33%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$13.00	16.28%		$1,464	2.27%
Class C Shares
Year Ended October 31, 2002	–	–	$5.44	(12.68%	)	$19	2.39%
Year Ended October 31, 2003	–	–	$6.89	26.65%		$19	2.38%
Year Ended October 31, 2004	–	–	$7.33	6.39%		$25	2.40%
Year Ended October 31, 2005	(0.02)	(0.02)	$8.97	22.81%		$676	2.41%
Year Ended October 31, 2006	(0.02)	(0.02)	$11.22	25.19%		$3,795	2.32%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$13.05	16.31%		$13,553	2.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
			Ratio of		Investment
	Ratio of Net		Expenses		Income
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	(0.47%	)		(g)		(g)	689.06%
Year Ended October 31, 2004	0.53%		1.85%		0.38%		495.62%
Year Ended October 31, 2005	(0.26%	)	1.94%		(0.50%	)	352.57%
Year Ended October 31, 2006	0.42%		1.68%		0.36%		298.51%
Six Months Ended April 30, 2007 (Unaudited)	0.21%		1.55%		0.21%		93.78%
Class B Shares
Year Ended October 31, 2002	(0.72%	)	3.36%		(1.69%	)	467.35%
Year Ended October 31, 2003 (i)	(0.72%	)		(g)		(g)	689.06%
Year Ended October 31, 2004	(0.13%	)	2.57%		(0.30%	)	495.62%
Year Ended October 31, 2005	(0.94%	)	2.64%		(1.18%	)	352.57%
Year Ended October 31, 2006	(0.24%	)	2.40%		(0.31%	)	298.51%
Six Months Ended April 30, 2007 (Unaudited)	(0.52%	)	2.28%		(0.53%	)	93.78%
Class C Shares
Year Ended October 31, 2002	(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	(0.84%	)		(g)		(g)	689.06%
Year Ended October 31, 2004	(0.08%	)	2.57%		(0.25%	)	495.62%
Year Ended October 31, 2005	(0.90%	)	2.65%		(1.15%	)	352.57%
Year Ended October 31, 2006	(0.26%	)	2.40%		(0.33%	)	298.51%
Six Months Ended April 30, 2007 (Unaudited)	(0.44%	)	2.26%		(0.45%	)	93.78%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

110 Semiannual Report 2007

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (f)	$6.55	(0.01)	0.32	0.31
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32
Six Months Ended April 30, 2007 (Unaudited)	$11.30	–	1.86	1.86
Institutional Service Class Shares
Year Ended October 31, 2002	$6.29	0.01	(0.76)	(0.75)
Year Ended October 31, 2003	$5.54	–	1.54	1.54
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78
Year Ended October 31, 2006 (i)	$9.35	0.02	2.42	2.44
Six Months Ended April 30, 2007 (Unaudited)	$11.74	0.01	1.95	1.96
Institutional Class Shares
Period Ended October 31, 2004 (h)	$7.23	0.02	0.35	0.37
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47
Six Months Ended April 30, 2007 (Unaudited)	$11.78	0.02	1.97	1.99

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2003 (f)	–	–	$6.86	4.73%		$1	1.87%
Year Ended October 31, 2004	–	–	$7.33	7.00%		$1	1.96%
Year Ended October 31, 2005	(0.03)	(0.03)	$9.02	23.33%		$1	1.75%
Year Ended October 31, 2006	(0.04)	(0.04)	$11.30	25.78%		$2	1.92%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$13.16	16.46%		$26	1.94%
Institutional Service Class Shares
Year Ended October 31, 2002	–	–	$5.54	(11.92%	)	$1,133	1.42%
Year Ended October 31, 2003	–	–	$7.08	27.80%		$1,400	1.46%
Year Ended October 31, 2004	–	–	$7.60	7.34%		$1,373	1.65%
Year Ended October 31, 2005	(0.03)	(0.03)	$9.35	23.48%		$3,883	1.64%
Year Ended October 31, 2006 (i)	(0.05)	(0.05)	$11.74	26.17%		$20	1.65%
Six Months Ended April 30, 2007 (Unaudited)	(0.01)	(0.01)	$13.69	16.74%		$35	1.51%
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	–	$7.60	5.12%	(b)	$1	1.40%
Year Ended October 31, 2005	(0.04)	(0.04)	$9.37	23.81%		$1	1.40%
Year Ended October 31, 2006	(0.06)	(0.06)	$11.78	26.49%		$2	1.32%
Six Months Ended April 30, 2007 (Unaudited)	(0.02)	(0.02)	$13.75	16.93%		$2	1.30%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
			Ratio of		Investment
	Ratio of Net		Expenses		Income
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	(1.05%	)	1.97%		(1.15%	)	689.06%
Year Ended October 31, 2004	0.28%		2.12%		0.12%		495.62%
Year Ended October 31, 2005	(0.33%	)	1.75%		(0.34%	)	352.57%
Year Ended October 31, 2006	0.11%		1.98%		0.06%		298.51%
Six Months Ended April 30, 2007 (Unaudited)	(0.08%	)	1.95%		(0.09%	)	93.78%
Institutional Service Class Shares
Year Ended October 31, 2002	0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	0.12%			(g)		(g)	689.06%
Year Ended October 31, 2004	0.61%		1.80%		0.46%		495.62%
Year Ended October 31, 2005	(0.15%	)	1.89%		(0.40%	)	352.57%
Year Ended October 31, 2006 (i)	0.15%		1.70%		0.11%		298.51%
Six Months Ended April 30, 2007 (Unaudited)	0.23%		1.52%		0.22%		93.78%
Institutional Class Shares
Period Ended October 31, 2004 (h)	0.72%		1.70%		0.42%		495.62%
Year Ended October 31, 2005	0.04%		1.73%		(0.32%	)	352.57%
Year Ended October 31, 2006	0.72%		1.42%		0.62%		298.51%
Six Months Ended April 30, 2007 (Unaudited)	0.41%		1.31%		0.40%		93.78%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 111

Nationwide China Opportunities Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide China Opportunities Fund (Class A at NAV) returned 33.73% versus 22.50% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds (consisting of 53 funds as of April 30, 2007) was 28.32%.

Can you describe the market environment during the reporting period?

Chinese stocks moved ahead strongly during the reporting period, backed by continued robust economic growth in the China region. Valuations reflected expectations of higher corporate earnings on the back of rising consumer expenditure and heavy investment in infrastructure. The trend was interrupted at the end of February, when talk of possible intervention in Shanghai to reduce illegal market activity prompted a sharp sell-off. While the global picture was dominated by concerns about a slowdown in the United States, Shanghai stocks recovered to record levels within a month. Equity market gains have taken place against a backdrop of monetary tightening, with interest rates and bank reserve requirements having undergone increases during the reporting period. Demand from China continues to have a significant effect on the price of commodities such as steel and copper.

What areas of investment provided the most positive returns for the Fund?

All sectors generated positive returns for the Fund. The most significant contributors were the energy, health-care, and materials sectors. Investments in China’s leading coal supplier, China Shenhua Energy Co. Ltd., paid off as energy supply and demand tightened, causing coal prices to rise. The Fund’s long-term holding in medical products group Shandong Weigao Group Medical Polymer Co. Ltd. continues to provide positive returns as the company improves its technical capabilities and product offerings. These improvements have been recognized by U.S. firm Medtronic, Inc., which announced that it is negotiating to buy a 15% stake in Shandong Weigao Group. In materials, Fund holding Anhui Conch Cement Co. Ltd. gained on the back of strong demand for construction products and industry consolidation.

What areas detracted from Fund performance?

At the sector level, no areas detracted from Fund performance during the reporting period; there were detractors, however, at the stock level. The Fund exited from the most significant detractor, Hong Kong-based Regal Hotels International Holdings Ltd., after delays surrounding the planned spin-off of Regal Real Estate Investment Trust. We continue to hold detractor China Medical Technologies, Inc., which we see as relatively cheap and well-positioned in the marketplace.

What is your outlook for the near term?

The year-end 2006 reporting season was strong, reflecting the strength of China’s economy. We see recent monetary tightening in China as an effort to moderate, not halt, growth. Consumer price inflation has risen to above 3%, but this is mainly driven by food prices. Core inflation remains muted. Real interest rates, however, remain very low, and the risk of administrative measures to dampen the stellar market in Shanghai is rising. We expect to see further currency appreciation, which should benefit the Fund’s overweight in consumer stocks as purchasing power rises.

Portfolio Manager:

Charlie Awdry, CFA

112 Semiannual Report 2007

Nationwide China Opportunities Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	33.73%	40.64%	35.96%	2.15%	2.00%
	w/SC3	26.02%	32.57%	33.15%

Class B	w/o SC2	33.24%	39.53%	34.98%	2.90%	2.75%
	w/SC4	28.24%	34.53%	34.37%

Class C	w/o SC2	33.23%	39.55%	34.94%	2.90%	2.75%
	w/SC5	32.23%	38.55%	34.94%

Class R6		33.41%	39.94%	35.49%	2.60%	2.45%

Institutional Service Class[6]		33.89%	40.86%	36.22%	1.90%	1.75%

Institutional Class[6]		33.89%	40.94%	36.32%	1.90%	1.75%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one- third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 113

Nationwide China Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide China Opportunities			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000	$1,337	$10.43	1.80%
	Hypothetical	[1]	$1,000	$1,016	$9.04	1.80%

Class B	Actual		$1,000	$1,332	$14.75	2.55%
	Hypothetical	[1]	$1,000	$1,012	$12.80	2.55%

Class C	Actual		$1,000	$1,332	$14.69	2.54%
	Hypothetical	[1]	$1,000	$1,012	$12.75	2.54%

Class R	Actual		$1,000	$1,334	$12.91	2.23%
	Hypothetical	[1]	$1,000	$1,014	$11.20	2.23%

Institutional Service Class	Actual		$1,000	$1,339	$8.76	1.51%
	Hypothetical	[1]	$1,000	$1,018	$7.58	1.51%

Institutional Class	Actual		$1,000	$1,339	$9.05	1.56%
	Hypothetical	[1]	$1,000	$1,017	$7.83	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

114 Semiannual Report 2007

Nationwide China Opportunities Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.2%
Repurchase Agreements	1.5%
Other assets in excess of liabilities	2.3%

100.0%

Top Holdings*

China Construction Bank, Class H	3.9%
China Mobile Ltd.	3.3%
Ping An Insurance (Group) Co. of China Ltd.	2.4%
Esprit Holdings Ltd.	2.3%
Pacific Basin Shipping Ltd.	2.3%
Cheung Kong Holdings Ltd.	2.3%
China Life Insurance Co. Ltd.	2.3%
China Petroleum & Chemical Corp.	2.3%
LI Ning Co. Ltd.	2.1%
Huabao International Holdings Ltd.	2.1%
Other	74.7%

100.0%

Top Industries

Real Estate Management & Development	12.8%
Commercial Banks	7.3%
Insurance	5.6%
Wireless Telecommunication Services	5.1%
Transportation Infrastructure	4.4%
Metals & Mining	3.7%
Oil, Gas & Consumable Fuels	3.6%
Textiles, Apparel & Luxury Goods	3.6%
Transportation	3.1%
Health Care Equipment & Supplies	3.1%
Other	47.7%

100.0%

Top Countries

Hong Kong	64.9%
China	25.0%
Cayman Islands	3.0%
Singapore	2.5%
United States	1.5%
United Kingdom	0.8%
Other	2.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 115

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide China Opportunities Fund

Common Stocks (96.2%)

	Shares or
	Principal Amount	Value

CAYMAN ISLANDS (3.0%)
Media (1.8%)
Focus Media Holding Ltd. ADR*	25,800	$954,600

Textiles, Apparel & Luxury Goods (1.2%) (a)
China Ting Group Holdings Ltd.	1,986,000	642,013

		1,596,613

CHINA (25.0%)
Beverages (0.2%)
China Huiyuan Juice Group*	76,500	91,442

Chemicals (1.2%) (a)
Shanghai Petrochemical Ltd.	1,172,000	666,867

Commercial Banks (5.4%) (a)
China Construction Bank, Class H	3,500,000	2,118,236
Industrial & Commercial Bank of China*	1,451,000	788,479

		2,906,715

Construction & Engineering (2.0%)
China Communications Construction Co. Ltd.*	805,000	1,055,880

Construction Materials (2.1%)
Anhui Conch Cement Co. Ltd.	272,000	1,095,344

Energy Equipment & Services (1.5%) (a)
China Oilfield Servies Ltd.	954,000	807,532

Food & Staples Retailing (0.8%)
Wumart Stores, Inc.*	492,000	411,352

Health Care Equipment & Supplies (3.1%)
China Medical Technologies, Inc. ADR	29,100	703,056
Shandong Weigao Group Medical Polymer Co. Ltd.(a)	532,000	930,355

		1,633,411

Insurance (2.4%) (a)
Ping An Insurance (Group) Co. of China Ltd.	244,000	1,290,101

Manufacturing (0.2%)
Yangzijiang Shipbuilding Holdings Ltd.*	140,000	121,667

Metals & Mining (2.9%)
China Coal Energy Co., Class H*	1,015,000	1,008,227
Jiangxi Copper Co. Ltd. (a)	386,000	543,549

		1,551,776

Oil, Gas & Consumable Fuels (1.3%) (a)
China Shenhua Energy Co.	162,000	400,351
PetroChina Co. Ltd.	272,000	305,446

		705,797

Textiles, Apparel & Luxury Goods (0.9%) (a)
China Sky Chemical Fibre Co. Ltd.	492,000	464,428

Transportation Infrastructure (1.0%) (a)
Xiamen International Port Co. Ltd.*	1,754,000	535,385

		13,337,697

HONG KONG (64.9%)
Auto Components (1.2%) (a)
Minth Group Ltd.	564,000	623,671

Automobiles (1.3%) (a)
Dongfeng Motor Corp.*	1,310,000	696,793

Chemicals (1.4%) (a)
Sinochem Hong Kong Holdings Ltd.	1,506,000	765,208

Commercial Bank (1.9%) (a)
CITIC International Financial Holdings Ltd.	1,247,000	1,021,547

Containers & Packaging (1.9%) (a)
Vision Grande Group Holdings Ltd.	1,137,000	999,639

Electrical Equipment (0.8%)
Zhuzhou Csr Times Electric Co., Ltd.*	289,000	439,659

Electronic Equipment & Instruments (1.3%) (a)
Aac Acoustic Technology Hold*	758,000	707,941

Energy Equipment & Services (0.5%)
Anhui Tianda Oil Pipe Co., Class H	328,000	252,430

Entertainment (1.2%)
Melco PBI Entertainment ADR*	38,146	664,503

Food Products (1.9%) (a)
China Mengniu Dairy Co.	331,000	1,003,591

Gas Utility (0.8%) (a)
Xinao Gas Holdings Ltd.	378,000	428,495

Health Care Equipment & Supplies (0.0%)
Moulin Global Eyecare Holdings Ltd. (c)*	272,000	0

Household Products (2.1%) (a)
Huabao International Holdings Ltd.	1,910,000	1,097,821

Independent Power Producers & Energy Traders (1.8%) (a)
Huaneng Power International, Inc.	954,000	963,527

Insurance (3.2%) (a)
China Insurance International Holdings Co., Ltd.*	396,000	489,890
China Life Insurance Co. Ltd.	394,000	1,215,519

		1,705,409

Leisure Equipment & Products (2.1%) (a)
LI Ning Co. Ltd.	568,000	1,109,674

116 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

HONG KONG (continued)
Machinery (2.0%) (a)
China Infrastructure Machinery	368,000	$699,333
Shanghai Prime Machinery*	916,000	382,190

		1,081,523

Manufacturing (0.3%) (a)
GST Holdings Ltd.	422,000	149,486

Marine (0.8%) (a)
Orient Overseas International Ltd.	54,000	456,637

Multi-Utility (1.9%) (a)
China Resources Power Holdings Co. Ltd.	566,000	1,001,389

Multiline Retail (1.5%) (a)
Lifestyle International Holdings Ltd.	230,500	784,097

Oil, Gas & Consumable Fuels (2.3%) (a)
China Petroleum & Chemical Corp.	1,388,000	1,210,328

Paper & Forest Products (1.7%) (a)
Nine Dragons Paper Holdings Ltd.	457,000	921,478

Personal Products (1.4%) (a)
Hengan International Group Co. Ltd.	234,000	742,371

Real Estate Management & Development (12.8%)
Cheung Kong Holdings Ltd. (a)	95,000	1,230,777
Chinese Estates Holdings Ltd. (a)	664,568	918,517
Country Garden Holdings Co.*	703,000	633,601
Greentown China Holdings* (a)	249,500	505,764
Hopewell Holdings Ltd. (a)	136,000	598,434
Kerry Properties Ltd. (a)	184,000	919,375
New World Development Co. Ltd. (a)	450,276	1,057,247
Shun Tak Holdings Ltd. (a)	706,000	982,402

		6,846,117

Software (0.2%) (a)
Proactive Technology Holdings Ltd.*	102,000	109,534

Specialty Retail (2.3%) (a)
Esprit Holdings Ltd.	103,600	1,255,641

Textiles, Apparel & Luxury Goods (1.5%) (a)
Peace Mark Holdings Ltd.	232,000	259,660
Prime Success International Group Ltd.	796,000	523,363

		783,023

Transportation (3.1%) (a)
Guangshen Railway Co. Ltd*	600,000	440,624
Pacific Basin Shipping Ltd.	1,240,000	1,237,686

		1,678,310

Transportation Infrastructure (3.4%) (a)
Cosco Pacific Ltd.	384,000	928,864
Dalian Port (PDA) Co. Ltd., Class H*	1,536,000	874,851

		1,803,715

Water Utility (1.2%) (a)
China Water Affairs Group Ltd.*	1,210,000	644,557

Wireless Telecommunication Services (5.1%)
China Mobile Ltd. (a)	199,500	1,796,951
China Mobile Ltd. Sponsored ADR	12,923	581,664
Citic 1616 Holdings Ltd.*	816,000	359,899

		2,738,514

		34,686,628

SINGAPORE (2.5%) (a)
Diversified Consumer Services (1.6%)
Raffles Education Corp., Ltd.	584,000	872,519

Water Utility (0.9%)
Sino- Environment Technology*	210,000	471,836

		1,344,355

UNITED KINGDOM (0.8%) (a)
Metals & Mining (0.8%)
Prosperity Minerals Holdings Ltd.	157,594	446,228

Total Common Stocks (Cost $41,856,551)		51,411,521

Repurchase Agreements (1.5%)
Nomura Securities, 5.10% dated 04/30/07, due 05/01/07, repurchase price $802,325, collateralized by U.S. Government Agency Mortgages with a market value of $818,255	$802,211	802,211

Total Investments (Cost $42,658,762) (b) — 97.7%		52,213,732
Other assets in excess of liabilities — 2.3%		1,212,095

NET ASSETS — 100.0%		$53,425,827

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

See accompanying notes to financial statements.

2007 Semiannual Report 117

Nationwide Emerging Markets Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Emerging Markets Fund (Class A at NAV) returned 23.84% versus 20.27% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 250 funds as of April 30, 2007) was 19.54%.

Can you describe the market environment during the reporting period?

Global equities enjoyed strong performance during the last few months of 2006, fueled by strong corporate earnings growth and robust merger-and-acquisition activity. Global investor risk appetite strengthened, sending many emerging markets to new highs. Chinese stocks in particular rose at a phenomenal pace during the final months of 2006. Among the emerging markets, Latin America was the strongest-performing region; many countries in the area are exporters of resources, and strong materials prices had a positive impact.

The mood altered during the last week of February 2007; a sharp sell-off in Shanghai precipitated some global market realignment with more focus on the U.S. growth outlook and the health of the sub-prime mortgage market. The Japanese yen strengthened, raising fears that the “carry trade,” in which investors borrow yen to invest in higher-yielding assets, could unwind. Those fears proved unfounded, and emerging markets moved up again in March and April. Demand from China had a significant effect on the price of commodities such as steel and copper during the reporting period, with copper gaining in April alone. Oil prices remained below 2006 peaks, but spiked in March on concerns about the geopolitical situation in Iran, the world’s fourth-largest oil exporter.

What areas of investment provided the most positive returns for the Fund?

With equities in emerging markets on a rising trend, all sectors generated positive returns for the Fund with the exception of materials. The most significant contributors to Fund performance were the telecommunications, financials, and utility sectors. Notable holdings within these sectors included: our off-Index position in Bharti Airtel Ltd., India’s fast-growing mobile phone company; an overweight position in Russian bank Sberbank RF, which controls a quarter of Russia’s banking assets; and the utility company RAO Unified Energy System of Russia, which was involved in the upgrading of the country’s electric infrastructure.

What areas detracted from Fund performance?

At the sector level, materials was the only area to detract from Fund performance during the reporting period. The Fund’s holding in The India Cements Ltd. undermined performance as shares fell after the Indian government announced moves to cap prices in a bid to dampen inflation. The Fund exited from that position. An overweight position in Tata Motors Ltd. also detracted from Fund performance at the stock level, with shares undermined by the company’s price-cutting strategy across the light vehicle range. Bank Internasional Indonesia decreased in value as it posted relatively disappointing performance in relation to its emerging-market peers.

What is your outlook for the near term?

Equities in emerging markets performed strongly in 2006 and, in spite of February’s setback, outperformed other asset classes during the first quarter of 2007. We anticipate that this trend will continue, fueled by rising domestic investment and consumption.

We expect that China will lead Asian economic growth rates, in spite of recent monetary tightening. Resource-rich Brazil is expected to dominate in Latin America, boosted by the strong commodity story and concrete plans for accelerated infrastructure development. We also see infrastructure development as a key theme in Russia and have focused attention on telecommunications and utilities companies.

In addition, we are exploring opportunities in countries with evolving pension schemes, because the weight of funds is expected to offer equity market support. In this context, we note the approval of Mexico’s pension reform package in March, which introduced individual retirement accounts for public-sector workers. There have been two developments that should help to support Mexican equities. The first was a package of reforms approved in March which effectively extends pension provision in the public sector. The second, agreed by Mexican pension regulator Consar in April, applies to the private sector and increases the limit on equity market investments from 15% to (possibly) as much as 30%. The anticipated result is that the volume or ‘weight’ of funds to be invested by the developing industry should grow.

This situation is not unique to Mexico. The evolving pensions industry has also been identified as offering support for shares in Poland too. Valuations in Mumbai appear generous, so we have downgraded our stance on India to neutral as we see monetary and fiscal risk rising. We also have pared back exposure to relative laggard South Korea, because business and consumer confidence there remains subdued.

Portfolio Manager:

Christopher Palmer, CFA

118 Semiannual Report 2007

Nationwide Emerging Markets Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	23.84%	19.27%	24.90%	15.69%	1.65%
	w/SC3	16.71%	12.43%	23.43%	14.67%

Class B	w/o SC2	23.48%	18.55%	24.07%	14.94%	2.31%
	w/SC4	18.48%	13.55%	23.90%	14.94%

Class C5	w/o SC2	23.51%	18.53%	24.08%	15.17%	2.31%
	w/SC6	22.51%	17.53%	24.08%	15.17%

Class R [7,9]		23.69%	19.00%	24.48%	15.23%	2.01%

Institutional Service Class[9]		24.12%	19.77%	25.30%	16.11%	1.34%

Institutional Class[8,9]		24.05%	19.77%	25.30%	16.11%	1.31%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 119

Nationwide Emerging Markets Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Emerging Markets Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,238.40	$9.60	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.42	$8.69	1.73%

Class B	Actual		$1,000.00	$1,234.80	$13.02	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%

Class C	Actual		$1,000.00	$1,235.10	$13.02	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%

Class R	Actual		$1,000.00	$1,236.90	$10.93	1.97%
	Hypothetical	[1]	$1,000.00	$1,015.23	$9.89	1.97%

Institutional Service Class	Actual		$1,000.00	$1,241.20	$7.72	1.39%
	Hypothetical	[1]	$1,000.00	$1,018.11	$6.98	1.39%

Institutional Class	Actual		$1,000.00	$1,240.50	$7.50	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.31	$6.78	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

120 Semiannual Report 2007

Nationwide Emerging Markets Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.9%
Repurchase Agreements	4.6%
Participation Notes	2.1%
Liabilities in excess of other assets	-0.6%

100.0%

Top Holdings*

Companhia Vale do Rio Doce, Preferred Shares, Class A	3.0%
Sberbank RF	2.5%
Petroleo Brasileiro SA ADR	2.5%
Gazprom ADR	2.4%
America Movil SA de CV ADR, SERIES L ADR	2.4%
Bharti Tele-Ventures Limited,	2.1%
RAO Unified Energy System GDR	2.0%
Samsung Electrical Co. Ltd.	1.8%
China Mobile Ltd.	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7%
Other	77.8%

100.0%

Top Industries

Commercial Banks	13.4%
Metals & Mining	11.5%
Oil, Gas & Consumable Fuels	10.8%
Wireless Telecommunication Services	7.0%
Semiconductors & Semiconductor Equipment	6.4%
Telephones	4.4%
Insurance	3.9%
Electric Utilities	3.5%
Construction & Engineering	2.6%
Electronic Equipment & Instruments	2.6%
Other	33.9%

100.0%

Top Countries

Republic of Korea	13.9%
Brazil	13.2%
Russian Federation	11.5%
Taiwan	10.1%
Hong Kong	9.2%
South Africa	7.9%
Mexico	6.7%
India	4.6%
United States	4.6%
Malaysia	4.1%
Other	14.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 121

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Emerging Markets Fund

Common Stocks (93.9%)

	Shares or
	Principal Amount	Value

ARGENTINA (1.0%)
Metals & Mining (1.0%)
Tenaris SA ADR	16,400	$760,304

BRAZIL (13.2%)
Commercial Banks (2.1%)
Banco Bradesco SA, Preferred Shares	39,520	842,922
Unibanco GDR	7,100	689,126

		1,532,048

Insurance 1.0%
Porto Seguro SA	22,300	767,829

Metals & Mining 3.0%
Companhia Vale do Rio Doce, Preferred Shares, Class A	63,060	2,172,823

Multiline Retail 1.7%
Lojas Renner SA	87,800	1,212,272

Oil, Gas & Consumable Fuels 2.5%
Petroleo Brasileiro SA ADR	17,800	1,801,894

Paper & Forest Products 0.8%
Aracruz Celulose SA ADR	10,322	567,607

Telephones 1.0%
Brasil Telecom Participacoes SA	14,479	767,821

Transportation Infrastructure 1.1%
Companhia de Consessoes Rodoviarias	52,095	812,180

		9,634,474

CHINA (3.8%)
Commercial Bank 0.8% (a)
China Construction Bank, Class H	980,000	593,106

Construction Materials 1.3%
Anhui Conch Cement Co. Ltd.	246,200	991,447

Insurance 0.9% (a)
Ping An Insurance (Group) Co. of China Ltd.	119,000	629,188

Oil, Gas & Consumable Fuels 0.8% (a)
PetroChina Co. Ltd.	521,800	585,964

		2,799,705

CZECH REPUBLIC (1.5%) (a)
Electric Utility (1.5%)
CEZ AS	22,300	1,079,499

EGYPT (1.0%) (a)
Wireless Telecommunication Services (1.0%)
Orascom Telecom Holding SAE GDR	10,417	696,814

HONG KONG (9.2%)
Distributor 0.0% (a)
China Resources Enterprise Ltd.	1,200	4,045

Multi-Utility 1.1% (a)
China Resources Power Holdings Co. Ltd.	477,000	843,926

Oil, Gas & Consumable Fuels 1.7% (a)
China Petroleum & Chemical Corp.	1,399,600	1,220,443

Personal Products 0.7% (a)
Hengan International Group Co. Ltd.	160,000	507,604

Real Estate Management & Development 1.7%
Country Garden Holdings Co.*	193,000	173,947
Shimao Property Holdings Ltd.* (a)	506,900	1,071,504

		1,245,451

Textiles, Apparel & Luxury Goods 0.9% (a)
Ports Design Ltd.	225,500	631,472

Transportation 1.3% (a)
Pacific Basin Shipping Ltd.	946,400	944,634

Wireless Telecommunication Services 1.8% (a)
China Mobile Ltd.	148,100	1,333,977

		6,731,552

HUNGARY (0.8%) (a)
Oil, Gas & Consumable Fuels (0.8%)
MOL Magyar Olaj-es Gazipari	4,700	572,894

INDIA (3.4%)
IT Services (1.3%)
Satyam Computer Services Ltd. ADR	37,600	935,488

Telephones 2.1% (a)
Bharti Tele-Ventures Limited*	78,228	1,541,092

		2,476,580

INDONESIA (1.9%) (a)
Automobiles (0.8%)
PT Astra International, Inc.	342,500	537,976

Commercial Bank 0.1%
PT Bank Internasional Indonesia	4,210,909	86,327

Diversified Telecommunication Services 1.0%
PT Telekomunikasi Indonesia	647,387	740,646

		1,364,949

122 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

KAZAKHSTAN (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Kazmunaigas Exploration Production*	18,600	$382,781

MALAYSIA (4.1%)
Commercial Bank 1.4% (a)
Bumiputra Commerce Holdings Bhd	329,200	1,032,854

Food Products 1.2% (a)
IOI Corp. Berhad	121,000	888,121

Gaming 1.0% (a)
Genting Berhad	303,500	750,975

Wireless Telecommunication Services 0.5%
Maxis Communications Berhad	95,600	363,392

		3,035,342

MEXICO (6.7%)
Commercial Bank (1.6%)
Grupo Financiero Banorte SA de CV	267,717	1,164,040

Diversified Consumer Services 0.5%
Grupo Carso SA de CV	90,510	359,650

Food & Staples Retailing 1.2%
Wal-Mart de Mexico SA de CV	228,900	898,475

Metals & Mining 1.0%
Industrias CH SA*	164,200	737,789

Wireless Telecommunication Services 2.4%
America Movil SA de CV ADR	32,900	1,728,237

		4,888,191

PAKISTAN (0.1%)
Commercial Bank (0.1%)
MCB Bank Ltd. GDR*	3,269	62,874

POLAND (0.3%) (a)
Bank (0.3%)
Bank Zachodni WBK SA	2,200	240,149

REPUBLIC OF KOREA (13.9%)
Building Products 0.6% (a)
KCC Corp.	1,100	452,152

Commercial Banks 1.6% (a)
Hana Financial Group, Inc.	400	20,891
Industrial Bank of Korea	56,300	1,127,033

		1,147,924

Construction & Engineering 2.6% (a)
Hyundai Development Co.	12,460	715,649
Hyundai Heavy Industries	4,813	1,213,240

		1,928,889

Diversified Financial Services 0.7% (a)
Shinhan Financial Group Ltd.	9,580	539,490

Electronic Equipment & Instruments 1.3%
Samsung Electronics Co. Ltd. GDR	3,854	911,471

Insurance 1.0% (a)
Samsung Fire & Marine Insurance Co. Ltd.*	3,973	704,493

Machinery 1.2% (a)
Hanjin Heavy Industries & Construction Co. Ltd.	19,750	889,480

Metals & Mining 2.3% (a)
Korea Zinc Co. Ltd.	3,766	570,673
POSCO	2,581	1,082,737

		1,653,410

Multiline Retail 0.8%
Lotte Shopping Co. Ltd. GDR*	30,199	569,251

Semiconductors & Semiconductor Equipment 1.8% (a)
Samsung Electrical Co. Ltd.	2,204	1,348,311

		10,144,871

RUSSIAN FEDERATION (11.5%)
Automobiles 0.7% (a)
JSC Severstal-Avto	15,785	493,281

Commercial Bank 2.5% (a)
Sberbank RF	468	1,829,753

Electric Utility 2.0%
RAO Unified Energy System GDR	11,300	1,474,650

Metals & Mining 1.2%
Chelyabinsk Zink Plant GDR*	6,900	94,185
Norilsk Nickel ADR	3,900	760,500

		854,685

Oil, Gas & Consumable Fuels 3.8%
Gazprom ADR (a)	43,700	1,743,630
Surgutneftegaz ADR	16,014	1,039,309

		2,782,939

Telephones 1.3%
Mobile Telesystems ADR	18,060	995,106

		8,430,414

SOUTH AFRICA (7.9%) (a)
Commercial Bank (1.2%)
ABSA Group Ltd.	41,600	853,432

Health Care Providers & Services 1.0%
Network Healthcare Holdings Ltd.	346,200	726,699

2007 Semiannual Report 123

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SOUTH AFRICA (continued)
Industrial Conglomerate 1.2%
Barloworld Ltd.	32,689	$910,198

Metals & Mining 1.1%
Anglo Platinum Ltd.	5,002	804,581

Oil, Gas & Consumable Fuels 0.7%
Sasol Ltd.	15,552	533,131

Specialty Retail 1.4%
Massmart Holdings Ltd.	18,700	259,377
Truworths International Ltd.	135,900	752,229

		1,011,606

Wireless Telecommunication Services 1.3%
MTN Group Ltd.	66,952	978,460

		5,818,107

TAIWAN (10.1%)(a)
Computers & Peripherals (1.5%)
Asustek Computer, Inc.	253,700	578,609
Inventec Co. Ltd.	745,000	548,888

		1,127,497

Construction Materials 0.8%
Taiwan Cement Corp.	682,139	606,024

Electronic Equipment & Instruments 1.4%
Hon Hai Precision Industry Co. Ltd.	150,000	989,386

Insurance 1.0%
Shin Kong Financial Holding Co. Ltd.	753,932	697,279

Semiconductors & Semiconductor Equipment 4.6%
MediaTek, Inc.	87,600	1,089,680
Siliconware Precision Industries Co.	379,000	713,295
Taiwan Semiconductor Manufacturing Co. Ltd.	611,000	1,244,008
Vanguard International Semiconductor Corp.	426,000	355,368

		3,402,351

Textiles, Apparel & Luxury Goods 0.8%
Formosa Taffeta Co. Ltd.	653,000	590,537

		7,413,074

THAILAND (1.0%)
Metals & Mining (1.0%)
Banpu Public Co. Ltd.	118,308	725,762

TURKEY (1.1%)
Commercial Banks (1.1%)
Turkiye Vakiflar Bankasi(a)	155,978	434,494
Turkiye Vakiflar Bankasi T.A.O.*	148,937	389,006

		823,500

VENEZUELA (0.9%)
Metals & Mining (0.9%)
Ternium SA ADR	24,100	648,290

Total Common Stocks (Cost $54,103,296)		68,730,126

Participation Notes (2.1%) (a)
INDIA (1.2%)
Reliance Industries Ltd., 0.00%, 03/09/09*	23,551	$892,819

PAKISTAN (0.9%)
Muslim Commercial Bank Ltd., 0.00%, 09/22/09*	136,610	670,755

Total Participation Notes (Cost $982,604)		1,563,574

Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $3,351,824, collateralized by U.S. Government Agency Mortgages with a market value of $3,418,376	3,351,349	3,351,349

Total Investments (Cost $58,437,249) (b) — 100.6%		73,645,049
Liabilities in excess of other assets — (0.6)%		(438,499)

NET ASSETS — 100.0%		$73,206,550

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

GDR	Global Depository Receipt

See accompanying notes to financial statements.

124 Semiannual Report 2007

Nationwide International Growth Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide International Growth Fund (Class A at NAV) returned 18.59% versus 16.10% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 367 funds as of April 30, 2007) was 14.46%.

Can you describe the market environment during the reporting period?

Major markets finished the reporting period in positive territory, recovering their poise after the late February/early March sell-off. While the precise catalyst for the sell-off proved difficult to pinpoint, possible triggers included the capital gains tax proposal in China and comments about a recession in the United States by former Federal Reserve Board Chairman Alan Greenspan that were followed by some weak economic statistics. European markets continued their late 2006 trend of outperforming those in the United States, which had experienced a mixed reporting season. Current Federal Reserve Board Chairman Ben Bernanke’s comment that inflation remained a predominant concern appeared to diminish the prospects for an interest-rate cut. Toward the latter part of the period, heightened tension in the Middle East caused oil prices to spike.

What areas of investment provided the most positive returns for the Fund?

Favorable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions.

Our position in Italian carmaker Fiat S.p.A. added the most value. Fiat, which delivered better-than-expected results for the first quarter of 2007, we believe should continue to report further gains in market share on the back of new product launches. Another significant contributor to Fund performance was our holding in Australia’s CSL Ltd. The biopharmaceutical company upgraded its earnings guidance due to strong trading conditions in the international plasma market.

What areas detracted from Fund performance?

The Fund’s performance was hurt by our position in C&C Group plc, the manufacturer of Magners Cider and one of our top-performing stocks during the previous period. In February, C&C Group warned that its earnings would fall short of some analysts’ expectations, and we have closed the position. U.K.-listed Antofagasta PLC, one of the largest international copper miners, also detracted from Fund performance. Copper production for the first quarter of 2007 came in below expectations, and we have closed the position.

What is your outlook for the near term?

We believe the medium-term outlook for equities remains positive, but the U.S. economic outlook is still the key focus of investor concerns, especially given mixed economic indicators. Although we expect that the U.S. economy will continue to grow this year, the U.S. economy will likely be outpaced by the economies of most other regions. Prospects for other major economies and geographies — including Europe, Japan and emerging markets — appear good. Healthy levels of global economic growth in 2007 should support corporate earnings. In addition, valuations remain reasonable. Furthermore, global merger-and-acquisition activity shows no signs of slowing in an environment of low interest rates, high liquidity, cash-rich corporates and private-equity firms hungry for deals.

Portfolio Managers:

Ben Walker, CFA and
Brian O’Neill

2007 Semiannual Report 125

Nationwide International Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	18.59%	23.19%	19.27%	7.33%	1.73%	1.69%
	w/SC3	11.80%	16.15%	17.85%	6.38%

Class B	w/o SC2	18.02%	22.21%	18.39%	6.54%	2.44%	2.40%
	w/SC4	13.02%	17.21%	18.19%	6.54%

Class C5	w/o SC2	18.00%	22.27%	18.38%	6.63%	2.44%	2.40%
	w/SC6	17.00%	21.27%	18.38%	6.63%

Class R [7,9]		18.33%	22.70%	18.79%	6.81%	2.14%	2.10%

Institutional Service Class[9]		18.68%	23.58%	19.58%	7.64%	1.45%	1.41%

Institutional Class[8,9]		18.68%	23.58%	19.58%	7.64%	1.44%	1.40%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

126 Semiannual Report 2007

Nationwide International Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide International Growth			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,185.90	$7.91	1.46%
	Hypothetical	[1]	$1,000.00	$1,017.76	$7.33	1.46%

Class B	Actual		$1,000.00	$1,180.20	$11.78	2.18%
	Hypothetical	[1]	$1,000.00	$1,014.19	$10.95	2.18%

Class C	Actual		$1,000.00	$1,180.00	$11.78	2.18%
	Hypothetical	[1]	$1,000.00	$1,014.19	$10.95	2.18%

Class R	Actual		$1,000.00	$1,183.30	$9.85	1.82%
	Hypothetical	[1]	$1,000.00	$1,015.97	$9.14	1.82%

Institutional Service Class	Actual		$1,000.00	$1,186.80	$6.45	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%

Institutional Class	Actual		$1,000.00	$1,186.80	$6.40	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 127

Nationwide International Growth Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	104.4%
Repurchase Agreements	0.3%
Liabilities in excess of other assets	-4.7%

100.0%

Top Holdings*

Skandinaviska Enskilda Banken AB	2.2%
Fiat SpA	2.2%
MAN AG	2.1%
Marks & Spencer Group PLC	2.1%
Credit Suisse Group	2.1%
UniCredito Italiano SpA	2.1%
Komatsu Ltd.	2.0%
CSL Ltd.	2.0%
Nintendo Co. Ltd.	2.0%
Mittal Steel Co. NV	1.9%
Other	79.3%

100.0%

Top Industries

Metals & Mining	12.0%
Commercial Banks	11.5%
Automobiles	7.6%
Insurance	6.3%
Chemicals	5.7%
Airlines	5.4%
Real Estate Management & Development	5.1%
Oil, Gas & Consumable Fuels	4.6%
Machinery	4.1%
Multiline Retail	3.6%
Other	34.1%

100.0%

Top Countries

United Kingdom	24.7%
Japan	14.1%
Germany	11.5%
Switzerland	10.0%
France	5.8%
Australia	4.8%
Italy	4.3%
Austria	3.4%
Netherlands	3.2%
Singapore	3.2%
Other	15.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

128 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide International Growth Fund

Common Stocks (104.4%)

	Shares or
	Principal Amount	Value

ARGENTINA (1.5%) (a)
Energy Equipment & Services (1.5%)
Tenaris SA	75,000	$1,743,191

AUSTRALIA (4.8%)
Biotechnology (2.0%) (a)
CSL Ltd.	33,740	2,429,629

Construction & Engineering (1.0%)
Boart Longyear Group	723,800	1,159,878

IT Services (1.8%) (a)
Computershare Ltd.	246,520	2,124,649

		5,714,156

AUSTRIA (3.4%) (a)
Commercial Bank (1.8%)
Erste Bank der Oesterreichischen Sparkassen AG	26,600	2,129,622

Oil, Gas & Consumable Fuels (1.6%)
OMV AG	30,000	1,898,638

		4,028,260

BRAZIL (1.7%)
Metals & Mining (1.7%)
Cia Vale Do Rio Sponsored ADR – BR	61,010	2,085,932

CANADA (2.7%)
Metals & Mining (2.7%)
Alcan, Inc.	29,130	1,714,883
Hudbay Minerals, Inc.	81,880	1,537,833

		3,252,716

CAYMAN ISLANDS (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Global Santa Fe Corp.	22,800	1,457,604

FRANCE (5.8%) (a)
Auto Components (0.9%)
Compagnie Generale des Etablissements Michelin	8,900	1,133,817

Chemicals (1.4%)
Rhodia SA*	397,480	1,622,636

Electrical Equipment (1.8%)
Alstom RGPT*	14,240	2,117,078

Textiles, Apparel & Luxury Goods (1.7%)
LVMH Moet Hennessy Louis Vuitton SA	17,425	2,030,852

		6,904,383

GERMANY (11.5%)
Auto Components (1.5%) (a)
Continental AG	12,760	1,775,948

Automobiles (1.9%) (a)
Volkswagen AG	14,940	2,255,492

Chemicals (1.2%) (a)
Linde AG	12,890	1,443,795

Food & Staples Retailing (1.4%) (a)
Metro AG	22,000	1,695,979

Insurance (1.8%)
Allianz AG	9,300	2,116,665

Machinery (2.1%) (a)
MAN AG	18,710	2,491,920

Pharmaceutical (1.6%) (a)
Merck KGaA	14,638	1,943,506

		13,723,305

HONG KONG (1.8%) (a)
Real Estate Management & Development (1.8%)
New World Development Co. Ltd.	905,000	2,124,938

IRELAND (1.0%)
Airline (1.0%)
Ryanair Holdings PLC Sponsored ADR – IE*	26,380	1,231,155

ITALY (4.3%) (a)
Automobiles (2.2%)
Fiat SpA*	91,010	2,673,385

Commercial Bank (2.1%)
UniCredito Italiano SpA	237,040	2,435,157

		5,108,542

JAPAN (14.1%) (a)
Automobiles (3.5%)
Suzuki Motor Corp.	80,500	2,288,865
Toyota Motor Corp.	30,900	1,877,071

		4,165,936

2007 Semiannual Report 129

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Machinery (2.0%)
Komatsu Ltd.	102,900	$2,435,297

Office Electronics (1.7%)
Canon, Inc.	36,500	2,048,065

Real Estate Management & Development (1.7%)
Mitsui Fudosan Co. Ltd.	70,000	2,043,528

Road & Rail (1.4%)
East Japan Railway Co.	211	1,711,205

Software (2.0%)
Nintendo Co. Ltd.	7,500	2,343,091

Tobacco (1.8%)
Japan Tobacco, Inc.	427	2,085,853

		16,832,975

MALAYSIA (1.2%) (a)
Gaming (1.2%)
Genting Berhad	605,000	1,497,001

MEXICO (1.6%)
Commercial Bank (1.6%)
Grupo Financiero Banorte SA de CV	442,920	1,925,827

NETHERLANDS (3.2%) (a)
Household Durables (1.3%)
Koninklijke Philips Electronics NV	36,800	1,511,070

Metals & Mining (1.9%)
Mittal Steel Co. NV	43,400	2,317,163

		3,828,233

REPUBLIC OF KOREA (1.4%)
Metals & Mining (1.4%)
Posco ADR – KR	16,100	1,686,314

RUSSIAN FEDERATION (1.3%)
Metals & Mining (1.3%)
Norilsk Nickel ADR	8,200	1,599,000

SINGAPORE (3.2%) (a)
Airline (1.6%)
Singapore Airlines Ltd.	158,000	1,881,568

Real Estate Management & Development (1.6%)
City Developments Ltd.	185,000	1,937,603

		3,819,171

SWEDEN (2.2%) (a)
Commercial Bank (2.2%)
Skandinaviska Enskilda Banken AB	73,100	2,678,219

SWITZERLAND (10.0%) (a)
Bank (1.4%)
Julius Baer Holding Ltd.	24,160	1,684,714

Chemicals (1.5%)
Syngenta AG	9,000	1,788,376

Commercial Bank (2.1%)
Credit Suisse Group	31,354	2,461,463

Electrical Equipment (1.6%)
ABB Ltd.	97,010	1,939,085

Food Products (1.8%)
Nestle SA	5,350	2,118,510

Insurance (1.6%)
Zurich Financial Services AG	6,800	1,973,731

		11,965,879

UNITED KINGDOM (24.7%) (a)
Aerospace & Defense (1.4%)
Rolls-Royce Group PLC	172,640	1,644,398

Airlines (2.8%)
British Airways PLC*	208,030	2,092,545
Easyjet PLC*	87,200	1,225,162

		3,317,707

Chemicals (1.6%)
Imperial Chemical Industries PLC	178,880	1,893,891

Commercial Bank (1.7%)
Barclays PLC	136,730	1,973,734

Independent Power Producers & Energy Traders (1.8%)
International Power PLC	244,000	2,133,234

Insurance (2.9%)
Legal & General Group PLC	404,370	1,239,968
Prudential PLC	149,500	2,221,229

		3,461,197

Metals & Mining (3.0%)
Anglo American PLC	35,680	1,878,736
Xstrata PLC	33,300	1,732,654

		3,611,390

Multi-Utility (1.0%)
National Grid PLC	75,770	1,189,568

130 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Multiline Retail (3.6%)
Marks & Spencer Group PLC	168,580	$2,486,425
Whitbread PLC	48,660	1,827,034

		4,313,459

Pharmaceutical (1.0%)
GlaxoSmithKline PLC	43,000	1,240,136

Tobacco (1.6%)
Imperial Tobacco Group PLC	44,760	1,950,767

Trading Companies & Distributors (0.9%)
SIG PLC	42,600	1,080,743

Water Utility (1.4%)
Pennon Group PLC	140,656	$1,680,007

		29,490,231

UNITED STATES (1.8%)
Oil, Gas & Consumable Fuels (1.8%)
Sunoco, Inc.	28,200	2,129,946

Total Common Stocks (Cost $110,307,015)		124,826,978

REPURCHASE AGREEMENTS (0.3%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $318,753, collateralized by U.S. Government Agency Mortgages with a market value of $325,082	$318,708	318,708

Total Investments (Cost $110,625,723) (b) — 104.7%		125,145,686
Liabilities in excess of other assets — (4.7)%		(5,587,788)

NET ASSETS — 100.0%		$119,557,898

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

BR	Brazil

IE	Ireland

KR	Korea

See accompanying notes to financial statements.

2007 Semiannual Report 131

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide	Nationwide	Nationwide
	China	Emerging	International
	Opportunities Fund	Markets Fund	Growth Fund

Assets:
Investments, at value (Cost $42,658,762; $58,437,249 and $110,625,723)	$52,213,732	$73,645,049	$125,145,686
Cash	358,875	6,752	1,159,576
Foreign currency, at value (Cost $506,231; $129,435 and $16,547)	506,342	130,648	16,547
Unrealized appreciation on spot foreign currency contracts	–	633	2,737
Interest and dividends receivable	174,731	95,154	343,818
Receivable for capital shares issued	72,187	103,634	757,271
Receivable for investments sold	390,112	172,474	4,551,804
Reclaims receivable	–	–	29,893
Prepaid expenses and other assets	11,504	11,084	29,042

Total Assets	53,727,483	74,165,428	132,036,374

Liabilities:
Unrealized depreciation on spot foreign currency contracts	–	184	8,236
Payable for investments purchased	215,432	669,865	6,517,176
Payable for capital shares redeemed	15,742	171,787	5,818,794
Accrued expenses and other payables:
Investment advisory fees	44,991	68,782	87,243
Fund administration and transfer agent fees	4,302	5,218	3,567
Distribution fees	17,540	21,767	42,591
Administrative servicing fees	2,078	18,688	10
Compliance program fees	261	761	559
Custodian fees	1,110	1,235	–
Other	200	591	300

Total Liabilities	301,656	958,878	12,478,476

Net Assets	$53,425,827	$73,206,550	$119,557,898

Represented by:
Capital	$37,840,716	$50,682,230	$99,591,877
Accumulated net investment income (loss)	(120,821)	(37,719)	40,965
Accumulated net realized gains on investment transactions	6,150,941	7,350,998	5,401,994
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,554,991	15,211,041	14,523,062

Net Assets	$53,425,827	$73,206,550	$119,557,898

Net Assets:
Class A Shares	$26,008,739	$41,840,824	$69,040,471
Class B Shares	2,457,660	7,246,084	8,806,007
Class C Shares	12,032,744	8,818,057	28,179,961
Class R Shares	10,239	837,270	8,263
Institutional Service Class Shares	874,968	2,473,325	5,612,761
Institutional Class Shares	12,041,477	11,990,990	7,910,435

Total	$53,425,827	$73,206,550	$119,557,898

See accompanying notes to financial statements.

132 Semiannual Report 2006

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide		Nationwide
	China	Emerging		International
	Opportunities Fund	Markets Fund		Growth Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,290,884	2,198,113		4,523,463
Class B Shares	123,564	397,508		603,570
Class C Shares	605,074	474,806		1,920,762
Class R Shares	511	45,493		560
Institutional Service Class Shares	43,336	127,219		361,998
Institutional Class Shares	595,124	616,769		510,269

Total	2,658,493	3,859,908		7,920,622

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$20.15	$19.03	(a)	$15.27
Class B Shares (b)	$19.89	$18.23		$14.59
Class C Shares (c)	$19.89	$18.57		$14.67
Class R Shares	$20.04	$18.40		$14.77	(a)
Institutional Service Class Shares	$20.19	$19.44		$15.51
Institutional Class Shares	$20.23	$19.44		$15.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$21.38	$20.19		$16.20

Maximum Sales Charge:
Class A	5.75%	5.75%		5.75%

(a)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2006 Semiannual Report 133

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

		Nationwide	Nationwide
	Nationwide China	Emerging	International
	Opportunities Fund	Markets Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$31,942	$28,244	$43,302
Dividend income	303,600	654,052	728,866
Foreign tax withholding	(1,282)	(41,632)	(52,889)

Total Income	334,260	640,664	719,279

Expenses:
Investment advisory fees	296,172	382,335	393,934
Fund administration and transfer agent fees	33,410	45,036	50,124
Distribution fees Class A	28,372	52,245	59,645
Distribution fees Class B	9,312	33,479	36,011
Distribution fees Class C	44,143	41,258	84,460
Distribution fees Class R	20	1,297	12
Administrative servicing fees Class A	1,099	27,837	7,031
Administrative servicing fees Class R	11	569	6
Administrative servicing fees Institutional Service Class	34	–	–
Registration and filing fees	24,217	28,925	28,756
Trustee fees	550	963	966
Compliance program fees (Note 3)	238	548	461
Custodian fees	1,331	10,474	3,995
Other	5,406	12,276	14,294

Total expenses before reimbursed/waived expenses	444,315	637,242	679,695
Earnings credit (Note 5)	(365)	(3,546)	(480)
Expenses reimbursed	(12,751)	–	–
Expenses voluntarily waived by administrator	(472)	(685)	(901)

Net expenses	430,727	633,011	678,314

Net Investment Income (Loss)	(96,467)	7,653	40,965

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	6,156,875	7,576,926	5,393,518
Net realized gains (losses) on foreign currency transactions	(2,305)	(20,661)	32,504

Net realized gains (losses) on investments and foreign currency transactions	6,154,570	7,556,265	5,426,022
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,714,033	6,823,962	8,420,815

Net realized/unrealized gains (losses) from investments and foreign currency transactions	11,868,603	14,380,227	13,846,837

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,772,136	$14,387,880	$13,887,802

See accompanying notes to financial statements.

134 Semiannual Report 2006

Statements of Changes in Net Assets

	Nationwide China		Nationwide Emerging
	Opportunities Fund		Markets Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(96,467)	$50,719	$7,653	$332,462
Net realized gains on investment and foreign currency transactions	6,154,570	2,075,211	7,556,265	9,814,071
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,714,033	4,195,223	6,823,962	3,535,442

Change in net assets from operations	11,772,136	6,321,153	14,387,880	13,681,975

Distributions to Shareholders:
From net investment income:
Class A	(32,577)	(32,955)	(26,957)	(204,816)
Class B	(376)	(342)	–	(7,688)
Class C	(801)	(2,772)	–	(9,893)
Class R	–	(12)	–	(1,629)
Institutional Service Class	(834)	(308)	(5,086)	(58,813)
Institutional Class	(22,100)	(33,815)	(13,329)	(59,502)
Net realized gains:
Class A	(1,018,810)	(226,294)	(5,963,987)	(2,643,711)
Class B	(91,880)	(26,756)	(979,146)	(478,548)
Class C	(383,534)	(86,834)	(1,226,113)	(512,762)
Class R	(398)	(98)	(78,709)	(1,017)
Institutional Service Class	(19,652)	(98)	(471,191)	(942,919)
Institutional Class	(518,068)	(489,933)	(1,234,758)	(327,494)

Change in net assets from shareholder distributions	(2,089,030)	(900,217)	(9,999,276)	(5,248,792)

Change in net assets from capital transactions	13,694,946	14,350,775	7,129,951	11,287,780

Change in net assets	23,378,052	19,771,711	11,518,555	19,720,963

Net Assets:
Beginning of period	30,047,775	10,276,064	61,687,995	41,967,032

End of period	$53,425,827	$30,047,775	$73,206,550	$61,687,995

Accumulated net investment income (loss) at end of period	$(120,821)	$32,334	$(37,719)	$–

See accompanying notes to financial statements.

2007 Semiannual Report 135

Statements of Changes in Net Assets (Continued)

	Nationwide China		Nationwide Emerging
	Opportunities Fund		Markets Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,980,838	$11,829,177	$22,704,096	$29,684,205
Dividends reinvested	656,202	182,052	4,717,235	2,277,560
Cost of shares redeemed (a)	(7,007,182)	(2,274,885)	(21,799,824)	(24,413,966)

Total Class A	6,629,858	9,736,344	5,621,507	7,547,799

Class B Shares
Proceeds from shares issued	1,314,425	888,040	323,556	1,316,483
Dividends reinvested	57,668	23,088	766,916	406,539
Cost of shares redeemed (a)	(501,485)	(209,763)	(261,634)	(631,039)

Total Class B	870,608	701,365	828,838	1,091,983

Class C Shares
Proceeds from shares issued	6,580,404	4,408,219	2,104,907	4,556,324
Dividends reinvested	213,484	45,437	297,979	123,976
Cost of shares redeemed (a)	(1,794,025)	(1,193,167)	(1,803,216)	(2,207,232)

Total Class C	4,999,863	3,260,489	599,670	2,473,068

Class R Shares
Proceeds from shares issued	4,299	15,210	392,137	519,475
Dividends reinvested	103	101	1,889	165
Cost of shares redeemed (a)	(2,770)	(9,124)	(53,025)	(108,013)

Total Class R	1,632	6,187	341,001	411,627

Institutional Service Class Shares
Proceeds from shares issued	1,033,223	114,230	1,219	2,442
Dividends reinvested	11,836	262	476,277	1,001,732
Cost of shares redeemed (a)	(395,393)	(29)	(1,208,163)	(8,049,749)

Total Institutional Service Class	649,666	114,463	(730,667)	(7,045,575)

Institutional Class Shares
Proceeds from shares issued	4,979	8,228	4,358,268	7,484,960
Dividends reinvested	540,168	523,748	1,248,087	386,995
Cost of shares redeemed (a)	(1,828)	(49)	(5,136,753)	(1,063,077)

Total Institutional Class	543,319	531,927	469,602	6,808,878

Change in net assets from capital transactions:	$13,694,946	$14,350,775	$7,129,951	$11,287,780

See accompanying notes to financial statements.

136 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide China		Nationwide Emerging
	Opportunities Fund		Markets Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	699,480	808,649	1,248,097	1,743,733
Reinvested	36,477	15,766	269,095	149,612
Redeemed	(357,397)	(165,077)	(1,229,438)	(1,458,588)

Total Class A Shares	378,560	659,338	287,754	434,757

Class B Shares
Issued	70,040	61,736	18,565	81,142
Reinvested	3,240	2,036	45,595	27,723
Redeemed	(26,755)	(14,879)	(16,074)	(40,041)

Total Class B Shares	46,525	48,893	48,086	68,824

Class C Shares
Issued	357,885	307,310	120,108	272,823
Reinvested	11,993	3,998	17,385	8,322
Redeemed	(99,080)	(89,411)	(103,970)	(132,707)

Total Class C Shares	270,798	221,897	33,523	148,438

Class R Shares
Issued	221	995	22,023	32,349
Reinvested	6	9	111	11
Redeemed	(150)	(674)	(2,968)	(6,671)

Total Class R Shares	77	330	19,166	25,689

Institutional Service Class Shares
Issued	56,214	7,445	–	– (b)
Reinvested	657	21	26,637	64,741
Redeemed	(21,103)	(2)	(68,485)	(487,136)

Total Institutional Service Class Shares	35,768	7,464	(41,848)	(422,395)

Institutional Class Shares
Issued	–	72	231,896	438,109
Reinvested	29,927	45,631	69,803	24,868
Redeemed	–	– (b)	(257,829)	(63,861)

Total Institutional Class Shares	29,927	45,703	43,870	399,116

Change in shares:	761,655	983,625	390,551	654,429

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2007 Semiannual Report 137

Statements of Changes in Net Assets

	Nationwide International
	Growth Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$40,965	$(57,024)
Net realized gains on investment and foreign currency transactions	5,426,022	3,224,619
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,420,815	4,964,753

Change in net assets from operations	13,887,802	8,132,348

Distributions to Shareholders:
From net investment income:
Class A	(17,698)	(30,322)
Class B	–	(4,223)
Class C	–	(1,001)
Class R	–	(4)
Institutional Service Class	(5,173)	(17,521)
Institutional Class	(6,783)	(9,694)
Net realized gains:
Class A	(1,313,717)	–
Class B	(248,498)	–
Class C	(467,967)	–
Class R	(70)	–
Institutional Service Class	(170,656)	–
Institutional Class	(223,779)	–

Change in net assets from shareholder distributions	(2,454,341)	(62,765)

Change in net assets from capital transactions	57,629,433	26,050,671

Change in net assets	69,062,894	34,120,254

Net Assets:
Beginning of period	50,495,004	16,374,750

End of period	$119,557,898	$50,495,004

Accumulated net investment income at end of period	$40,965	$29,654

See accompanying notes to financial statements.

138 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide International
	Growth Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$45,564,267	$25,071,033
Dividends reinvested	1,086,406	24,151
Cost of shares redeemed(a)	(10,839,016)	(10,369,776)

Total Class A	35,811,657	14,725,408

Class B Shares
Proceeds from shares issued	1,676,928	1,337,420
Dividends reinvested	204,707	4,144
Cost of shares redeemed(a)	(51,985)	(120,928)

Total Class B	1,829,650	1,220,636

Class C Shares
Proceeds from shares issued	16,760,030	9,260,123
Dividends reinvested	146,723	574
Cost of shares redeemed(a)	(628,146)	(817,995)

Total Class C	16,278,607	8,442,702

Class R Shares
Proceeds from shares issued	5,579	201
Dividends reinvested	70	4
Cost of shares redeemed(a)	–	(202)

Total Class R	5,649	3

Institutional Service Class Shares
Proceeds from shares issued	154,490	3,186
Dividends reinvested	175,829	17,521
Cost of shares redeemed(a)	(27)	(171)

Total Institutional Service Class	330,292	20,536

Institutional Class Shares
Proceeds from shares issued	3,853,379	2,554,533
Dividends reinvested	230,561	9,694
Cost of shares redeemed(a)	(710,362)	(922,841)

Total Institutional Class	3,373,578	1,641,386

Change in net assets from capital transactions:	$57,629,433	$26,050,671

See accompanying notes to financial statements.

2007 Semiannual Report 139

Statements of Changes in Net Assets (Continued)

	Nationwide International
	Growth Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	3,188,356	2,088,339
Reinvested	78,215	2,175
Redeemed	(732,228)	(924,966)

Total Class A Shares	2,534,343	1,165,548

Class B Shares
Issued	121,732	112,108
Reinvested	15,380	391
Redeemed	(3,788)	(10,618)

Total Class B Shares	133,324	101,881

Class C Shares
Issued	1,213,990	782,252
Reinvested	10,966	54
Redeemed	(46,006)	(69,457)

Total Class C Shares	1,178,950	712,849

Class R Shares
Issued	416	17
Reinvested	5	– (b)
Redeemed	–	(17)

Total Class R Shares	421	– (b)

Institutional Service Class Shares
Issued	10,850	83
Reinvested	12,470	1,560
Redeemed	– (b)	–

Total Institutional Service Class Shares	23,320	1,643

Institutional Class Shares
Issued	265,980	213,974
Reinvested	16,363	860
Redeemed	(48,258)	(78,547)

Total Institutional Class Shares	234,085	136,287

Change in shares:	4,104,443	2,118,208

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

140 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide China Opportunities Fund

		Investment Activities			Distributions
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.25	1.26	(0.02)
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)
Six Months Ended April 30, 2007 (Unaudited)	$15.86	(0.03)	5.26	5.23	(0.03)
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.23	1.24	(0.01)
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)
Six Months Ended April 30, 2007 (Unaudited)	$15.70	(0.09)	5.19	5.10	(g)
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	(0.01)	1.24	1.23	–
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)
Six Months Ended April 30, 2007 (Unaudited)	$15.70	(0.08)	5.18	5.10	–
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.24	1.25	(0.01)
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$15.79	(0.08)	5.24	5.16	(g)
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	1.25	1.27	(0.02)
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)
Six Months Ended April 30, 2007 (Unaudited)	$15.88	(0.01)	5.27	5.26	(0.04)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	1.25	1.27	(0.02)
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)
Six Months Ended April 30, 2007 (Unaudited)	$15.91	(0.01)	5.28	5.27	(0.04)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Net Asset		Net Assets	Ratio of
	Net			Value,		at End of	Expenses
	Realized	Total	Redemption	End	Total	Period	to Average
	Gains	Distributions	fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (f)	–	(0.02)	$–	$11.24	12.61%(b)	$1,029	1.95%
Year Ended October 31, 2005	(0.34)	(0.41)	$–	$11.25	3.58%	$2,847	2.01%
Year Ended October 31, 2006	(0.94)	(0.99)	$0.01	$15.86	53.19%	$14,470	1.99%
Six Months Ended April 30, 2007 (Unaudited)	(0.92)	(0.95)	$0.01	$20.15	33.73%	$26,009	1.80%
Class B Shares
Period Ended October 31, 2004 (f)	–	(0.01)	$–	$11.23	12.38%(b)	$19	2.65%
Year Ended October 31, 2005	(0.34)	(0.38)	$–	$11.19	2.82%	$315	2.74%
Year Ended October 31, 2006	(0.94)	(0.95)	$0.01	$15.70	52.07%	$1,210	2.73%
Six Months Ended April 30, 2007 (Unaudited)	(0.92)	(0.92)	$0.01	$19.89	33.24%	$2,458	2.55%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	$–	$11.23	12.30%(b)	$38	2.65%
Year Ended October 31, 2005	(0.34)	(0.37)	$–	$11.19	2.79%	$1,258	2.73%
Year Ended October 31, 2006	(0.94)	(0.95)	$0.01	$15.70	52.11%	$5,247	2.73%
Six Months Ended April 30, 2007 (Unaudited)	(0.92)	(0.92)	$0.01	$19.89	33.23%	$12,033	2.54%
Class R Shares
Period Ended October 31, 2004 (f)	–	(0.01)	$–	$11.24	12.46%(b)	$1	2.40%
Year Ended October 31, 2005	(0.34)	(0.40)	$–	$11.23	3.29%	$1	2.22%
Year Ended October 31, 2006	(0.94)	(0.97)	$0.01	$15.79	52.68%	$7	2.28%
Six Months Ended April 30, 2007 (Unaudited)	(0.92)	(0.92)	$0.01	$20.04	33.41%	$10	2.23%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	(0.02)	$–	$11.25	12.74%(b)	$1	1.70%
Year Ended October 31, 2005	(0.34)	(0.43)	$–	$11.25	3.63%	$1	1.82%
Year Ended October 31, 2006	(0.94)	(1.00)	$0.01	$15.88	53.57%	$120	1.72%
Six Months Ended April 30, 2007 (Unaudited)	(0.92)	(0.96)	$0.01	$20.19	33.89%	$875	1.51%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	(0.02)	$–	$11.25	12.74%(b)	$5,637	1.65%
Year Ended October 31, 2005	(0.34)	(0.44)	$–	$11.27	3.86%	$5,854	1.72%
Year Ended October 31, 2006	(0.94)	(1.00)	$0.01	$15.91	53.57%	$8,994	1.74%
Six Months Ended April 30, 2007 (Unaudited)	(0.92)	(0.96)	$0.01	$20.23	33.89%	$12,041	1.56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	(Loss) to	Reimbursements)	Reimbursements)
	Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	0.37%	5.57%	(3.25%)	50.76%
Year Ended October 31, 2005	0.95%	2.68%	0.28%	130.48%
Year Ended October 31, 2006	0.44%	2.10%	0.33%	124.36%
Six Months Ended April 30, 2007 (Unaudited)	(0.32%)	1.86%	(0.38%)	54.85%
Class B Shares
Period Ended October 31, 2004 (f)	(0.14%)	6.09%	(3.57%)	50.76%
Year Ended October 31, 2005	0.33%	3.41%	(0.34%)	130.48%
Year Ended October 31, 2006	(0.47%)	2.85%	(0.59%)	124.36%
Six Months Ended April 30, 2007 (Unaudited)	(1.07%)	2.60%	(1.13%)	54.85%
Class C Shares
Period Ended October 31, 2004 (f)	(1.42%)	6.93%	(5.69%)	50.76%
Year Ended October 31, 2005	0.24%	3.42%	(0.45%)	130.48%
Year Ended October 31, 2006	(0.25%)	2.85%	(0.37%)	124.36%
Six Months Ended April 30, 2007 (Unaudited)	(0.97%)	2.60%	(1.04%)	54.85%
Class R Shares
Period Ended October 31, 2004 (f)	(0.18%)	4.86%	(2.64%)	50.76%
Year Ended October 31, 2005	0.49%	2.87%	(0.16%)	130.48%
Year Ended October 31, 2006	0.68%	2.36%	0.61%	124.36%
Six Months Ended April 30, 2007 (Unaudited)	(0.80%)	2.29%	(0.85%)	54.85%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	0.51%	3.97%	(1.75%)	50.76%
Year Ended October 31, 2005	0.84%	2.48%	0.18%	130.48%
Year Ended October 31, 2006	1.34%	1.81%	1.25%	124.36%
Six Months Ended April 30, 2007 (Unaudited)	(0.16%)	1.61%	(0.26%)	54.85%
Institutional Class Shares
Period Ended October 31, 2004 (f)	0.59%	4.17%	(1.93%)	50.76%
Year Ended October 31, 2005	0.98%	2.41%	0.29%	130.48%
Year Ended October 31, 2006	0.31%	1.88%	0.17%	124.36%
Six Months Ended April 30, 2007 (Unaudited)	(0.13%)	1.61%	(0.18%)	54.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Less than $0.005.

See accompanying notes to financial statements.

2007 Semiannual Report 141

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated)

Nationwide Emerging Markets Fund

		Investment Activities			Distributions
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$5.98	(0.03)	0.85	0.82	–
Year Ended October 31, 2003	$6.80	0.03	3.71	3.74	–
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)
Six Months Ended April 30, 2007 (Unaudited)	$17.82	0.01	3.99	4.00	(0.01)
Class B Shares
Year Ended October 31, 2002	$5.94	(0.08)	0.85	0.77	–
Year Ended October 31, 2003	$6.71	–	3.62	3.62	–
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$17.21	(0.04)	3.84	3.80	–
Class C Shares
Year Ended October 31, 2002	$6.02	(0.08)	0.86	0.78	–
Year Ended October 31, 2003	$6.80	–	3.67	3.67	–
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$17.49	(0.05)	3.91	3.86	–
Class R Shares
Period Ended October 31, 2004 (f)	$11.20	0.03	0.78	0.81	(0.03)
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)
Six Months Ended April 30, 2007 (Unaudited)	$17.32	(0.01)	3.87	3.86	– (j)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$–	$6.80	13.71%	$1,996	2.01%
Year Ended October 31, 2003	–	–	$–	$10.54	55.00%	$9,070	1.88%
Year Ended October 31, 2004	–	(0.05)	$0.03	$12.27	16.97%	$13,898	1.88%
Year Ended October 31, 2005	(0.85)	(0.90)	$–	$14.92	30.02%	$22,009	1.84%
Year Ended October 31, 2006	(1.59)	(1.69)	$–	$17.82	32.89%	$34,047	1.65%
Six Months Ended April 30, 2007 (Unaudited)	(2.79)	(2.80)	$0.01	$19.03	23.84%	$41,841	1.73%
Class B Shares
Year Ended October 31, 2002	–	–	$–	$6.71	12.96%	$1,443	2.71%
Year Ended October 31, 2003	–	–	$–	$10.33	53.95%	$2,010	2.55%
Year Ended October 31, 2004	–	(0.02)	$0.03	$11.98	16.14%	$2,900	2.55%
Year Ended October 31, 2005	(0.85)	(0.86)	$–	$14.48	29.30%	$4,062	2.52%
Year Ended October 31, 2006	(1.59)	(1.61)	$–	$17.21	31.97%	$6,013	2.31%
Six Months Ended April 30, 2007 (Unaudited)	(2.79)	(2.79)	$0.01	$18.23	23.48%	$7,246	2.35%
Class C Shares
Year Ended October 31, 2002	–	–	$–	$6.80	12.96%	$15	2.72%
Year Ended October 31, 2003	–	–	$–	$10.47	53.97%	$1,398	2.55%
Year Ended October 31, 2004	–	(0.02)	$0.03	$12.14	16.21%	$2,217	2.55%
Year Ended October 31, 2005	(0.85)	(0.86)	$–	$14.69	29.20%	$4,302	2.51%
Year Ended October 31, 2006	(1.59)	(1.61)	$–	$17.49	31.92%	$7,716	2.31%
Six Months Ended April 30, 2007 (Unaudited)	(2.79)	(2.79)	$0.01	$18.57	23.51%	$8,818	2.35%
Class R Shares
Period Ended October 31, 2004 (f)	–	(0.03)	$0.03	$12.01	7.50%	$1	2.15%
Year Ended October 31, 2005	(0.85)	(0.89)	$–	$14.57	30.11%	$9	1.82%
Year Ended October 31, 2006	(1.59)	(1.70)	$–	$17.32	32.65%	$456	1.84%
Six Months Ended April 30, 2007 (Unaudited)	(2.79)	(2.79)	$0.01	$18.40	23.69%	$837	1.97%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	(0.49%)	2.41%	(0.89%	)	57.86%
Year Ended October 31, 2003	0.61%	2.45%	0.05%		146.04%
Year Ended October 31, 2004	0.41%	1.99%	0.31%		134.11%
Year Ended October 31, 2005	0.55%	(h)	(h)		135.40%
Year Ended October 31, 2006	0.60%	1.66%	0.59%		141.70%
Six Months Ended April 30, 2007 (Unaudited)	0.10%	1.74%	0.08%		42.49%
Class B Shares
Year Ended October 31, 2002	(1.18%)	3.22%	(1.69%	)	57.86%
Year Ended October 31, 2003	0.07%	3.18%	(0.56%	)	146.04%
Year Ended October 31, 2004	(0.27%)	2.65%	(0.37%	)	134.11%
Year Ended October 31, 2005	(0.11%)	(h)	(h)		135.40%
Year Ended October 31, 2006	(0.08%)	2.32%	(0.09%	)	141.70%
Six Months Ended April 30, 2007 (Unaudited)	(0.52%)	2.36%	(0.53%	)	42.49%
Class C Shares
Year Ended October 31, 2002	(1.12%)	3.28%	(1.68%	)	57.86%
Year Ended October 31, 2003	(0.12%)	2.95%	(0.52%	)	146.04%
Year Ended October 31, 2004	(0.16%)	2.64%	(0.25%	)	134.11%
Year Ended October 31, 2005	(0.11%)	(h)	(h)		135.40%
Year Ended October 31, 2006	(0.07%)	2.32%	(0.08%	)	141.70%
Six Months Ended April 30, 2007 (Unaudited)	(0.54%)	2.36%	(0.55%	)	42.49%
Class R Shares
Period Ended October 31, 2004 (f)	0.26%	2.28%	0.13%		134.11%
Year Ended October 31, 2005	0.16%	(h)	(h)		135.40%
Year Ended October 31, 2006	(0.01%)	1.94%	(0.11%	)	141.70%
Six Months Ended April 30, 2007 (Unaudited)	(0.09%)	1.98%	(0.10%	)	42.49%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	There were no fee reductions during the period.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	Less than $0.005.

See notes to financial statements.

142 Semiannual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated)

		Investment Activities			Distributions
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Service Class Shares
Year Ended October 31, 2002	$6.01	(0.02)	0.87	0.85	–
Year Ended October 31, 2003	$6.86	0.08	3.72	3.80	–
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)
Year Ended October 31, 2006 (i)	$15.14	0.17	4.56	4.73	(0.14)
Six Months Ended April 30, 2007 (Unaudited)	$18.14	0.03	4.08	4.11	(0.03)
Institutional Class Shares
Period Ended October 31, 2004 (g)	$11.26	0.03	1.15	1.18	(0.04)
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)
Six Months Ended April 30, 2007 (Unaudited)	$18.14	0.05	4.06	4.11	(0.03)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Year Ended October 31, 2002	–	–	$–	$6.86	14.14%	$1,145	1.73%
Year Ended October 31, 2003	–	–	$–	$10.66	55.39%	$1,781	1.55%
Year Ended October 31, 2004	–	(0.07)	$0.03	$12.43	17.25%	$3,737	1.55%
Year Ended October 31, 2005	(0.85)	(0.93)	$–	$15.14	30.60%	$8,954	1.50%
Year Ended October 31, 2006 (i)	(1.59)	(1.73)	$–	$18.14	33.25%	$3,066	1.34%
Six Months Ended April 30, 2007 (Unaudited)	(2.79)	(2.82)	$0.01	$19.44	24.12%	$2,473	1.39%
Institutional Class Shares
Period Ended October 31, 2004 (g)	–	(0.04)	$0.03	$12.43	10.79%	$236	1.55%
Year Ended October 31, 2005	(0.85)	(0.93)	$–	$15.14	30.60%	$2,631	1.49%
Year Ended October 31, 2006	(1.59)	(1.73)	$–	$18.14	33.32%	$10,390	1.30%
Six Months Ended April 30, 2007 (Unaudited)	(2.79)	(2.82)	$0.01	$19.44	24.05%	$11,991	1.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
		Ratio of		Investment
	Ratio of Net	Expenses		Income
	Investment	(Prior to		(Prior to
	Income (Loss)	Reimbursements)		Reimbursements)
	to Average	to Average		to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Year Ended October 31, 2002	(0.21%)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	1.07%	2.18%		0.44%		146.04%
Year Ended October 31, 2004	0.81%	1.66%		0.70%		134.11%
Year Ended October 31, 2005	0.83%	(h)		(h)		135.40%
Year Ended October 31, 2006 (i)	1.01%	1.34%		1.00%		141.70%
Six Months Ended April 30, 2007 (Unaudited)	0.33%	1.40%		0.32%		42.49%
Institutional Class Shares
Period Ended October 31, 2004 (g)	0.81%	1.71%	(c)	0.65%		134.11%
Year Ended October 31, 2005	0.92%	(h)		(h)		135.40%
Year Ended October 31, 2006	0.88%	1.33%		0.85%		141.70%
Six Months Ended April 30, 2007 (Unaudited)	0.43%	1.36%		0.42%		42.49%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	There were no fee reductions during the period.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2007 Semiannual Report 143

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide International Growth Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$6.19	0.01	(0.82)	(0.81)	–
Year Ended October 31, 2003	$5.38	(0.01)	1.58	1.57	–
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	–
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)
Six Months Ended April 30, 2007 (Unaudited)	$13.35	0.02	2.41	2.43	(0.01)
Class B Shares
Year Ended October 31, 2002	$6.14	(0.03)	(0.81)	(0.84)	–
Year Ended October 31, 2003	$5.30	(0.05)	1.54	1.49	–
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	–
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)
Six Months Ended April 30, 2007 (Unaudited)	$12.83	(0.04)	2.30	2.26	–
Class C Shares
Year Ended October 31, 2002	$6.17	(0.03)	(0.81)	(0.84)	–
Year Ended October 31, 2003	$5.33	(0.05)	1.55	1.50	–
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	–
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)
Six Months Ended April 30, 2007 (Unaudited)	$12.90	(0.02)	2.29	2.27	–
Class R Shares
Period Ended October 31, 2004(f)	$7.25	0.02	0.30	0.32	–
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$12.95	–	2.32	2.32	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$–	$5.38	(13.09%)	$1,965	1.76%
Year Ended October 31, 2003	–	–	$0.03	$6.98	29.74%	$2,592	1.65%
Year Ended October 31, 2004	–	–	$0.01	$7.79	11.60%	$3,096	1.65%
Year Ended October 31, 2005	–	(0.08)	$–	$9.69	25.49%	$7,980	1.65%
Year Ended October 31, 2006	–	(0.04)	$–	$13.35	38.22%	$26,565	1.69%
Six Months Ended April 30, 2007 (Unaudited)	(0.50)	(0.51)	$–	$15.27	18.59%	$69,040	1.46%
Class B Shares
Year Ended October 31, 2002	–	–	$–	$5.30	(13.68%)	$1,840	2.46%
Year Ended October 31, 2003	–	–	$0.03	$6.82	28.68%	$2,395	2.40%
Year Ended October 31, 2004	–	–	$0.01	$7.56	10.85%	$2,695	2.40%
Year Ended October 31, 2005	–	(0.05)	$–	$9.35	24.49%	$3,444	2.40%
Year Ended October 31, 2006	–	(0.01)	$–	$12.83	37.37%	$6,031	2.41%
Six Months Ended April 30, 2007 (Unaudited)	(0.50)	(0.50)	$–	$14.59	18.02%	$8,806	2.18%
Class C Shares
Year Ended October 31, 2002	–	–	$–	$5.33	(13.61%)	$10	2.46%
Year Ended October 31, 2003	–	–	$0.03	$6.86	28.71%	$16	2.40%
Year Ended October 31, 2004	–	–	$0.01	$7.60	10.79%	$112	2.40%
Year Ended October 31, 2005	–	(0.05)	$–	$9.40	24.45%	$272	2.40%
Year Ended October 31, 2006	–	(0.02)	$–	$12.90	37.49%	$9,566	2.40%
Six Months Ended April 30, 2007 (Unaudited)	(0.50)	(0.50)	$–	$14.67	18.00%	$28,180	2.18%
Class R Shares
Period Ended October 31, 2004(f)	–	–	$0.01	$7.58	4.55%	$1	2.00%
Year Ended October 31, 2005	–	(0.10)	$–	$9.41	25.37%	$1	1.68%
Year Ended October 31, 2006	–	(0.03)	$–	$12.95	38.01%	$2	1.94%
Six Months Ended April 30, 2007 (Unaudited)	(0.50)	(0.50)	$–	$14.77	18.33%	$8	1.82%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	(Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets(c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2002	0.20%	2.10%	(0.14%)	226.70%
Year Ended October 31, 2003	0.39%	2.37%	(0.33%)	304.72%
Year Ended October 31, 2004	0.06%	2.10%	(0.38%)	262.09%
Year Ended October 31, 2005	0.74%	1.90%	0.50%	247.22%
Year Ended October 31, 2006	(0.04%)	1.70%	(0.05%)	175.91%
Six Months Ended April 30, 2007 (Unaudited)	0.30%	1.46%	0.30%	94.59%
Class B Shares
Year Ended October 31, 2002	(0.50%)	2.85%	(0.89%)	226.70%
Year Ended October 31, 2003	(0.36%)	3.12%	(1.08%)	304.72%
Year Ended October 31, 2004	(0.70%)	2.84%	(1.14%)	262.09%
Year Ended October 31, 2005	0.12%	2.81%	(0.30%)	247.22%
Year Ended October 31, 2006	(0.80%)	2.42%	(0.82%)	175.91%
Six Months Ended April 30, 2007 (Unaudited)	(0.61%)	2.19%	(0.61%)	94.59%
Class C Shares
Year Ended October 31, 2002	(0.53%)	2.95%	(1.02%)	226.70%
Year Ended October 31, 2003	(0.37%)	3.12%	(1.09%)	304.72%
Year Ended October 31, 2004	(0.23%)	2.87%	(0.70%)	262.09%
Year Ended October 31, 2005	0.10%	2.69%	(0.19%)	247.22%
Year Ended October 31, 2006	(0.62%)	2.40%	(0.62%)	175.91%
Six Months Ended April 30, 2007 (Unaudited)	(0.37%)	2.18%	(0.37%)	94.59%
Class R Shares
Period Ended October 31, 2004(f)	0.31%	2.65%	(0.33%)	262.09%
Year Ended October 31, 2005	0.81%	2.31%	0.18%	247.22%
Year Ended October 31, 2006	(0.38%)	1.96%	(0.39%)	175.91%
Six Months Ended April 30, 2007 (Unaudited)	0.14%	1.82%	0.14%	94.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

144 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Investment Activities			Distributions
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Service Class Shares
Year Ended October 31, 2002	$6.22	0.03	(0.83)	(0.80)	–
Year Ended October 31, 2003	$5.42	0.01	1.59	1.60	–
Year Ended October 31, 2004	$7.05	0.02	0.81	0.83	–
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)
Year Ended October 31, 2006	$9.81	0.02	3.77	3.79	(0.05)
Six Months Ended April 30, 2007 (Unaudited)	$13.55	0.03	2.45	2.48	(0.02)
Institutional Class Shares
Period Ended October 31, 2004 (g)	$7.51	–	0.37	0.37	–
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)
Year Ended October 31, 2006	$9.81	0.03	3.76	3.79	(0.05)
Six Months Ended April 30, 2007 (Unaudited)	$13.55	0.03	2.45	2.48	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	fees	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Year Ended October 31, 2002	–	–	$–	$5.42	(12.86%)	$1,807	1.48%
Year Ended October 31, 2003	–	–	$0.03	$7.05	30.07%	$2,350	1.40%
Year Ended October 31, 2004	–	–	$0.01	$7.89	11.91%	$2,629	1.40%
Year Ended October 31, 2005	–	(0.10)	$–	$9.81	25.72%	$3,306	1.40%
Year Ended October 31, 2006	–	(0.05)	$–	$13.55	38.76%	$4,589	1.41%
Six Months Ended April 30, 2007 (Unaudited)	(0.50)	(0.52)	$–	$15.51	18.68%	$5,613	1.19%
Institutional Class Shares
Period Ended October 31, 2004 (g)	–	–	$0.01	$7.89	5.06%	$189	1.40%
Year Ended October 31, 2005	–	(0.10)	$–	$9.81	25.72%	$1,372	1.40%
Year Ended October 31, 2006	–	(0.05)	$–	$13.55	38.76%	$3,742	1.41%
Six Months Ended April 30, 2007 (Unaudited)	(0.50)	(0.52)	$–	$15.51	18.68%	$7,910	1.18%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Year Ended October 31, 2002	0.48%	1.85%	0.11%		226.70%
Year Ended October 31, 2003	0.64%	2.12%	(0.08%	)	304.72%
Year Ended October 31, 2004	0.30%	1.84%	(0.14%	)	262.09%
Year Ended October 31, 2005	1.12%	1.82%	0.70%		247.22%
Year Ended October 31, 2006	0.17%	1.42%	0.15%		175.91%
Six Months Ended April 30, 2007 (Unaudited)	0.32%	1.19%	0.32%		94.59%
Institutional Class Shares
Period Ended October 31, 2004 (g)	0.03%	1.94%	(0.52%	)	262.09%
Year Ended October 31, 2005	1.11%	1.61%	0.90%		247.22%
Year Ended October 31, 2006	0.22%	1.42%	0.20%		175.91%
Six Months Ended April 30, 2007 (Unaudited)	0.44%	1.19%	0.43%		94.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2007 Semiannual Report 145

Nationwide Micro Cap Equity Fund

Please note that on March 1, 2007, the Nationwide Micro Cap Equity Fund’s benchmark changed from the Russell Microcap Index to the Russell Micro Cap Growth Index. For additional information, please refer to the prospectus.

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Micro Cap Equity Fund (Class A at NAV) returned 2.79% versus 6.53% for its benchmark, the Russell Micro Cap Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 funds as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

Over the past 6 months, the equity markets experienced a broad-based rally, with only a brief decline in late February to early March. Investors focused on macro-economic data and the ever fluid geopolitical climate. On the macro-economic front, data points continued to offer conflicting information with favorable inflation and employment measures offsetting concerns about the housing market and slowing economic activity. Geopolitical factors also contributed to the volatility of the markets with concerns about China, the middle-east, and global commodity demand leading to volatility in currency and commodity prices. Ultimately, the availability of credit supported the domestic financial markets as private equity funds continued to lead merger and acquisition activity.

What areas detracted from Fund performance?

The performance of the Fund relative to our benchmark was driven mostly by stock selection and, to a lesser extent, the Fund’s portfolio’s lack of exposure to some of the top performing sectors of the index during the period, including Telecomm Services and Materials. The Fund had little exposure to these two particular sectors, which had benchmark returns of 13.8% and 23.3%, respectively. Our holding detractors for the period included Netlist (technology), RELM Wireless (wireless equipment), and Merge Technologies (technology). Netlist was impacted by concerns over DRAM memory prices., while, RELM Wireless and Merge Technologies experienced product launch delays leading to disappointing financial results.

What areas of investment provided the most positive returns for the Fund?

During the period, our largest contributors to Fund performance included Imergent (e-commerce), Cynosure (aesthetics), and Allied Healthcare (healthcare). These companies continued to exceed our expectations as these firms benefited from demand for e-commerce solutions (Imergent), laser-based aesthetic services demand (Cynosure), and increased demand for respiratory care products (Allied Healthcare).

What is your outlook for the near term?

Our 2007 outlook for the small cap market remains somewhat favorable, although lower earnings concerns are justified, driven by low inflation and high liquidity. Investors, however, should remain vigilant as macro-economic and geopolitical factors will likely lead to continued market volatility. We anticipate this volatility may create opportunities to add new positions or build-on existing positions; as determined by our bottom-up, fundamental approach to stock selection. Regardless to which circumstances ultimately prevail, we remain focused on providing investors with the potential for superior returns through a complete market cycle.

Portfolio Manager:

Carl Wilk, CFP

146 Semiannual Report 2007

Nationwide Micro Cap Equity Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six			Expense
		Month*	1 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	2.79%	-2.45%	22.56%	1.85%
	w/SC3	-3.10%	-8.05%	21.07%

Class B	w/o SC2	2.40%	-3.12%	21.66%	2.52%
	w/SC4	-1.41%	-6.72%	21.46%

Class C	w/o SC2	2.39%	-3.15%	21.68%	2.52%
	w/SC5	1.63%	-3.87%	21.68%

Class R [6,7]		2.44%	-2.85%	22.01%	2.22%

Institutional Service Class[7]		2.90%	-2.13%	22.87%	1.52%

Institutional Class[7]		2.90%	-2.13%	22.87%	1.52%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Micro Cap Equity Fund, the Russell Microcap Index(old)(a), the Russell Microcap Growth Index(new)(b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Effective February 28, 2007, the Fund changed its benchmark from the Russell Microcap Index (old) to the Russell Microcap Growth Index (new). The Russell Microcap Index (old) is an unmanaged index that measures the performance of the microcap segment, which represents less than 3% of the U.S. equity market; includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 companies below the Russell 2000 Index, based on a ranking of all U.S. equities by market capitalization.

(b)	The Russell Microcap Growth Index (new) is an unmanaged index that provides a measurement of the performance of the micro-cap growth segment of the U.S. equity market, such as micro-cap companies with higher price-to-book ratios and higher forecasted growth values. The Fund changed its benchmark in order to conform more appropriately to the Fund’s objective and strategies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 147

Nationwide Micro Cap Equity Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Micro Cap Equity Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,027.90	$9.15	1.82%
	Hypothetical	[1]	$1,000.00	$1,015.97	$9.14	1.82%

Class B	Actual		$1,000.00	$1,024.00	$12.85	2.56%
	Hypothetical	[1]	$1,000.00	$1,012.31	$12.85	2.56%

Class C	Actual		$1,000.00	$1,023.90	$12.85	2.56%
	Hypothetical	[1]	$1,000.00	$1,012.31	$12.85	2.56%

Class R	Actual		$1,000.00	$1,024.40	$10.99	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.14	$11.00	2.19%

Institutional Service Class	Actual		$1,000.00	$1,029.00	$7.75	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.36	$7.73	1.54%

Institutional Class	Actual		$1,000.00	$1,029.00	$7.70	1.53%
	Hypothetical	[1]	$1,000.00	$1,017.41	$7.68	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

148 Semiannual Report 2007

Nationwide Micro Cap Equity Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	100.0%
Repurchase Agreements	0.6%
Other investments*	31.6%
Liabilities in excess of other assets**	-32.2%

100.0%

Top Holdings***

Globecomm Systems, Inc.	2.1%
ThermoGenesis Corp.	2.0%
Amerigon, Inc.	1.9%
21st Century Holding Co.	1.9%
MC Shipping, Inc. — LR	1.9%
Sun Hydraulics Corp.	1.9%
Radiant Systems, Inc.	1.9%
Hurco Co., Inc.	1.8%
CryoLife, Inc.	1.8%
Double-Take Software, Inc.	1.8%
Other	81.0%

100.0%

Top Industries

Health Care Equipment & Supplies	11.8%
Internet Software & Services	7.4%
Health Care Providers & Services	7.3%
Commercial Services & Supplies	5.7%
Computers & Peripherals	5.7%
Energy Equipment & Services	4.0%
Communications Equipment	3.8%
Software	3.7%
Electronic Equipment & Instruments	3.4%
Semiconductors & Semiconductor Equipment	3.1%
Other	44.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 149

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Micro Cap Equity Fund

Common Stocks (100.0%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.7%)
LMI Aerospace, Inc.*	82,300	$1,601,558

Air Freight & Logistics (1.4%) (a)
Dynamex, Inc.*	50,000	1,312,500

Auto Components (2.9%) (a)
Amerigon, Inc.*	140,000	1,800,400
Fuel Systems Solutions, Inc.*	55,000	929,500

		2,729,900

Biotechnology (2.7%)
Bio-Reference Laboratories, Inc.*	60,000	1,618,200
Strategic Diagnostics, Inc.*	184,406	894,369

		2,512,569

Capital Markets (1.4%)
FirstCity Financial Corp.*	132,600	1,259,700

Commercial Banks (1.6%) (a)
Vineyard National Bancorp Co.	65,400	1,496,352

Commercial Services & Supplies (5.7%)
Cash Systems, Inc.* (a)	173,000	1,084,710
Gaming Partners International Corp. (a)	51,303	932,175
GP Strategies Corp.*	104,900	1,004,942
Media Sciences International, Inc.* (a)	190,000	1,174,200
Multi-Color Corp.	30,000	1,134,600

		5,330,627

Communications Equipment (3.8%) (a)
Globecomm Systems, Inc.*	144,200	1,930,838
Sirenza Microdevices, Inc.*	181,100	1,649,821

		3,580,659

Computers & Peripherals (5.7%)
Cray, Inc.* (a)	130,000	1,618,500
Hurco Co., Inc.*	38,800	1,711,468
LivePerson, Inc.* (a)	140,000	980,000
Netlist, Inc*	247,700	978,415

		5,288,383

Consumer Goods (1.2%)
Mothers Work, Inc.*	32,313	1,130,955

Diversified Financial Services (3.0%)
Marlin Business Services, Inc.*	60,000	1,404,600
Medallion Financial Corp.	120,000	1,429,200

		2,833,800

Electrical Equipment (2.9%)
BTU International, Inc.* (a)	136,500	1,673,490
Labarge, Inc.*	78,000	1,056,120

		2,729,610

Electronic Equipment & Instruments (3.4%)
Cyberoptics Corp.*	105,000	1,379,700
Napco Security Systems, Inc.* (a)	125,000	746,250
Spectrum Control, Inc.*	79,000	1,075,980

		3,201,930

Energy Equipment & Services (4.0%)
ENGlobal Corp.* (a)	220,000	1,416,800
Stanley, Inc.*	67,500	1,019,925
TGC Industries, Inc.* (a)	126,945	1,275,797

		3,712,522

Food Products (1.1%)
Overhill Farms, Inc.*	166,800	1,039,164

Health Care Equipment & Supplies (11.8%)
Angiodynamics, Inc.* (a)	100,200	1,667,328
Lemaitre Vascular, Inc.*	215,000	1,234,100
MEDTOX Scientific, Inc.*	32,426	780,170
MTS Medication Technologies*	69,100	792,577
Neogen Corp.*	65,000	1,628,250
Rockwell Medical Technologies, Inc.* (a)	230,000	1,497,300
ThermoGenesis Corp.*	535,000	1,819,000
Trinity Biotech PLC Sponsor ADR-IE* (a)	145,000	1,561,650

		10,980,375

Health Care Providers & Services (7.3%)
Allied Healthcare International, Inc.*	496,500	1,633,485
BSD Medical Corp.* (a)	115,900	832,162
CryoLife, Inc.*	171,800	1,692,230
Health Grades, Inc.*	276,200	1,657,200
I-trax, Inc.* (a)	226,400	1,007,480

		6,822,557

Health Care Technology (1.6%) (a)
Merge Technologies, Inc.*	300,100	1,503,501

Household Durables (1.6%) (a)
Lenox Group, Inc.*	190,000	1,501,000

Insurance (3.0%)
21st Century Holding Co. (a)	92,300	1,799,850
First Mercury Financial Corp.*	50,000	1,035,000

		2,834,850

150 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Internet & Catalog Retail (1.8%) (a)
Collegiate Pacific, Inc.	49,600	$421,600
eDiets.com, Inc.*	350,000	1,298,500

		1,720,100

Internet Software & Services (7.4%)
Imergent, Inc.	60,000	1,541,400
TeleCommunication Systems, Inc.* (a)	283,490	1,142,465
TheStreet.com, Inc. (a)	155,500	1,570,550
Think Partnership, Inc.*	540,000	1,247,400
Website Pros, Inc.*	160,000	1,454,400

		6,956,215

Leisure Equipment & Products (1.1%) (a)
Cybex International, Inc.*	154,500	1,021,245

Life Sciences Tools & Services (1.6%)
Kendle International, Inc.*	44,000	1,499,520

Machinery (1.9%) (a)
Sun Hydraulics Corp.	56,000	1,752,800

Oil, Gas & Consumable Fuels (1.9%) (a)
MC Shipping, Inc. — LR	160,818	1,786,688

Personal Products (2.0%)
CCA Industries, Inc.	120,000	1,184,400
Physicians Formula Holdings, Inc.*	32,300	678,946

		1,863,346

Pharmaceuticals (1.3%) (a)
Obagi Medical Products, Inc.*	93,000	1,166,220

Road & Rail (1.8%) (a)
Celadon Group, Inc.*	100,000	1,646,000

Semiconductors & Semiconductor Equipment (3.1%)
FSI International, Inc.* (a)	240,000	1,020,000
Pericom Semiconductor Corp.*	103,050	1,031,530
Ultra Clean Holdings, Inc.* (a)	59,500	871,080

		2,922,610

Service Companies (1.7%) (a)
24/7 Real Media, Inc.*	162,446	1,616,338

Software (3.7%)
Double-Take Software, Inc.*	100,000	1,677,000
Radiant Systems, Inc.* (a)	129,100	1,737,686

		3,414,686

Specialty Retail (1.5%)
United Retail Group, Inc.*	100,000	1,383,000

Textiles, Apparel & Luxury Goods (1.4%)
Hartmarx Corp.*	204,300	1,344,294

Total Common Stocks (Cost $89,077,423)		93,495,574

Repurchase Agreements (0.6%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $560,227, collateralized by U.S. Government Agency Mortgages with a market value of $571,351	$560,148	560,148

Securities Held as Collateral for Securities on Loan (31.6%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $29,610,526, collateralized by U.S. Government Agency Mortgages with a market value of $30,198,274	29,606,151	29,606,151

Total Investments (Cost $119,243,722) (b) — 132.2%		123,661,873
Liabilities in excess of other assets — (32.2)%		(30,142,476)

NET ASSETS — 100.0%		$93,519,397

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

IE	Ireland

LR	Liberia

See accompanying notes to financial statements.

2007 Semiannual Report 151

Nationwide U.S. Growth Leaders
Long-Short Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide U.S. Growth Leaders Long-Short Fund (Class A at NAV) returned 7.17% versus 2.50% for its benchmark, the Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/ Short Equity Funds (consisting of 84 funds as of April 30, 2007) was 7.47%.

Can you describe the market environment during the reporting period?

Except for a brief but relatively steep sell-off in the first quarter of 2007, U.S. stock markets advanced strongly during the six-month review period. Slowing economic growth was apparent in the nation’s GDP (gross domestic product) figure, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half of that for the first quarter of 2007. Investors, however, continued to be buoyed by hopes that the economy would achieve a “soft landing”— that is, a mild slowdown with no recession. First-quarter earnings reported in April also reflected a slowing trend, but the stock market benefited from the fact that many companies had issued conservative estimates, resulting in many earnings reports that were better than expected.

What areas of investment provided the most positive returns for the Fund?

The Fund maintained an average net long exposure of 27% during the period, which helped in a rising market. Our results were particularly aided by favorable stock selection in the information technology sector, where coaxial cable provider CommScope Inc. boosted Fund performance, as CommScope benefited from increased spending by cable companies to add broadband Internet and phone service to their television offerings. Timely short positions in Advanced Micro Devices Inc. and Lexmark International Inc. also provided a boost, as both these companies registered double-digit declines during the period. Another sector aiding performance was industrials, where First Solar Inc. benefited from strong demand for alternative energy sources along with legislation favorable to the solar industry. Meanwhile, Precision Castparts Corp., which makes metal components for aerospace applications, saw continued strong earnings growth fueled by robust demand for commercial aircraft.

What areas detracted from Fund performance?

Three holdings in the materials sector were notable detractors from Fund performance with all of these being short positions. The most significant of these was paper producer Bowater, which spiked higher in January after the company announced plans to merge with Canadian rival Abitibi-Consolidated. Fund short holding chemical producer Lyondell Chemical also advanced after reporting favorable earnings news. In the consumer discretionary sector, a short sale of electronics retailer Radio Shack Corp. was unrewarding, as the stock advanced on optimism that the company’s recently appointed CEO might turn the company around.

What is your outlook for the near term?

We think the stock market could encounter some rough patches over the near term due to profit-taking and seasonal sluggishness over the summer. We remain optimistic that share prices can make further upward progress over the longer term. As things stand presently, we believe the economy should be able to avoid a recession, and that the Federal Reserve Board will likely cut interest rates if the current slowing trend begins to point in that direction.

Portfolio Managers:

Christopher Baggini, CFA and
Douglas Burtnick, CFA

152 Semiannual Report 2007

Nationwide U.S. Growth Leaders Long-Short Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A2	w/o SC3	7.17%	6.94%	6.43%	11.65%	2.42%
	w/SC4	0.99%	0.82%	5.17%	10.94%

Class B2	w/o SC3	6.73%	6.14%	5.63%	11.22%	3.16%
	w/SC5	1.73%	1.14%	5.33%	11.22%

Class C6	w/o SC3	6.73%	6.13%	5.65%	9.94%	3.16%
	w/SC7	5.73%	5.13%	5.65%	9.94%

Class R [8,10]		6.86%	6.39%	6.23%	11.53%	2.86%

Institutional Class [9,10]		7.38%	7.30%	6.59%	11.74%	2.16%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares in February 27, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares on June 29, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

2007 Semiannual Report 153

Nationwide U.S. Growth Leaders Long-Short Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Growth Leaders Long-Short Fund, the Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

154 Semiannual Report 2007

Nationwide U.S. Growth Leaders Long-Short Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
Nationwide U.S. Growth Leaders			Account Value,	Account Value,	Expenses Paid	Annualized
Long-Short Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,071.70	$13.20	2.57%
	Hypothetical	[1]	$1,000.00	$1,012.26	$12.90	2.57%

Class B	Actual		$1,000.00	$1,067.30	$16.86	3.29%
	Hypothetical	[1]	$1,000.00	$1,008.69	$16.52	3.29%

Class C	Actual		$1,000.00	$1,067.30	$16.97	3.31%
	Hypothetical	[1]	$1,000.00	$1,008.59	$16.62	3.31%

Class R	Actual		$1,000.00	$1,068.60	$15.59	3.04%
	Hypothetical	[1]	$1,000.00	$1,009.92	$15.26	3.04%

Institutional Class	Actual		$1,000.00	$1,073.80	$11.62	2.26%
	Hypothetical	[1]	$1,000.00	$1,013.79	$11.35	2.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 155

Nationwide U.S. Growth Leaders Long-Short Fund
Long Positions
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	73.6%
Repurchase Agreements	23.1%
Exchange Traded Funds	2.6%
Other Assets in excess of liabilities	0.7%

100.0%

Top Holdings*

Comcast Corp., Class A	2.6%
UltraShort Russell 2000 ProShares,	2.6%
Boeing Co. (The)	2.4%
Cisco Systems, Inc.	2.3%
Procter & Gamble Co. (The)	2.1%
Coca-Cola Co.	2.0%
First Data Corp.	2.0%
XTO Energy, Inc.	2.0%
Goldman Sachs Group, Inc.	1.8%
Franklin Resources, Inc.	1.8%
Other	78.4%

100.0%

Top Industries

Diversified Financial Services	6.6%
Oil, Gas & Consumable Fuels	6.1%
Semiconductors & Semiconductor Equipment	6.1%
Communications Equipment	5.8%
Aerospace & Defense	4.8%
Biotechnology	4.0%
Media	3.5%
Software	3.5%
Electrical Equipment	3.2%
Equity Fund	2.6%
Other	53.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

156 Semiannual Report 2007

Nationwide U.S. Growth Leaders Long-Short Fund
Short Positions
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	27.6%
Exchange Traded Fund	7.8%
Other	64.6%

100.0%

Top Holdings

Novellus Systems, Inc.	2.6%
Citigroup, Inc.	2.5%
UST, Inc.	2.0%
Weatherford International Ltd.	1.6%
SunTrust Banks, Inc.	1.5%
Foundation Coal Holdings, Inc.	1.3%
SAFECO Corp.	1.3%
BP PLC ADR — GB	1.2%
Tidewater, Inc.	1.2%
Check Point Software Technologies Ltd.	1.0%
Other	83.8%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	4.1%
Semiconductors & Semiconductor Equipment	2.6%
Diversified Financial Services	2.5%
Tobacco	2.0%
Internet Software & Services	1.8%
Bank	1.5%
IT Services	1.6%
Metals & Mining	1.3%
Insurance	1.3%
Entertainment	1.0%
Other	80.3%

100.0%

2007 Semiannual Report 157

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide U.S. Growth Leaders Long-Short Fund

Common Stocks - Long Positions (73.6%) (b)

	Shares or
	Principal Amount	Value

Aerospace & Defense (4.8%)
Boeing Co. (The)	20,010	$1,860,930
Precision Castparts Corp.	8,520	887,017
Rockwell Collins, Inc.	14,970	983,080

		3,731,027

Air Freight & Logistics (1.0%)
FedEx Corp.	7,400	780,256

Beverages (2.0%)
Coca-Cola Co.	30,610	1,597,536

Biotechnology (4.0%)
Applera Corp.	22,720	709,773
Genzyme Corp.*	12,080	788,945
Gilead Sciences, Inc.*	14,240	1,163,693
Pharmion Corp.*	15,570	471,615

		3,134,026

Chemicals (1.5%)
Monsanto Co.	20,020	1,180,980

Commercial Services & Supplies (0.6%)
Monster Worldwide, Inc.*	12,060	507,123

Communications Equipment (5.8%)
Cisco Systems, Inc.*	66,760	1,785,162
CommScope, Inc.*	15,740	734,271
Corning, Inc.*	37,480	889,026
QUALCOMM, Inc.	25,350	1,110,330

		4,518,789

Computers & Peripherals (1.5%)
Hewlett-Packard Co.	18,920	797,289
Network Appliance, Inc.*	11,200	416,752

		1,214,041

Diversified Financial Services (6.6%)
Franklin Resources, Inc.	10,550	1,385,321
Goldman Sachs Group, Inc.	6,430	1,405,662
International Securities Exchange Holdings, Inc.	17,000	1,133,730
State Street Corp.	17,770	1,223,820

		5,148,533

Electrical Equipment (3.2%)
Ametek, Inc.	22,815	827,728
Cooper Industries Ltd., Class A ADR — BM	13,500	671,760
Emerson Electric Co.	21,760	1,022,502

		2,521,990

Food & Staples Retailing (0.8%)
CVS/ Caremark Corp.	18,200	659,568

Food Products (0.4%)
Kraft Foods, Inc.	10,525	352,272

Health Care Equipment & Supplies (2.2%)
Baxter International, Inc.	20,420	1,156,384
Hologic, Inc.*	9,380	539,819

		1,696,203

Health Care Providers & Services (1.4%)
HealthExtras, Inc.*	17,780	550,291
McKesson Corp.	10,020	589,477

		1,139,768

Hotels, Restaurants & Leisure (1.0%)
Starwood Hotels & Resorts Worldwide, Inc.	11,440	766,709

Household Products (2.1%)
Procter & Gamble Co. (The)	25,350	1,630,258

Insurance (1.3%)
American International Group, Inc.	14,790	1,033,969

Internet Software & Services (1.3%)
Google, Inc., Class A*	2,090	985,184

IT Services (2.0%)
First Data Corp.	48,550	1,573,020

Life Sciences Tools & Services (1.0%)
Thermo Fisher Scientific, Inc.*	14,700	765,282

Machinery (1.5%)
Caterpillar, Inc.	16,430	1,193,147

Media (3.5%)
Comcast Corp., Class A*	76,075	2,028,159
McGraw-Hill Cos., Inc. (The)	10,630	696,584

		2,724,743

158 Semiannual Report 2007

Common Stocks - Long Positions (continued)

	Shares or
	Principal Amount	Value

Metals & Mining (0.8%)
Allegheny Technologies, Inc.	5,870	$643,235

Oil, Gas & Consumable Fuels (6.1%)
Canadian Natural Resources Ltd. Sponsored ADR — CA	14,800	882,228
Quicksilver Resources, Inc.*	23,820	997,105
Range Resources Corp.	18,460	674,713
Valero Energy Corp.	9,340	655,948
XTO Energy, Inc.	28,640	1,554,293

		4,764,287

Pharmaceuticals (2.0%)
Shire PLC ADR — GB	7,740	540,949
Wyeth	18,740	1,040,070

		1,581,019

Semiconductors & Semiconductor Equipment (6.1%)
Applied Micro Circuits Corp.*	144,100	404,921
Broadcom Corp.*	18,610	605,756
Intersil Corp.	22,970	684,276
MEMC Electronic Materials, Inc.*	10,120	555,386
Microchip Technology, Inc.	25,410	1,025,039
NVIDIA Corp.*	29,770	979,135
Verigy Ltd.*	20,000	505,400

		4,759,913

Service Company (0.8%)
24/7 Real Media, Inc.*	61,560	612,522

Software (3.5%)
Adobe Systems, Inc.*	24,180	1,004,921
Autodesk, Inc.*	22,610	933,115
Microsoft Corp.	26,060	780,236

		2,718,272

Specialty Retail (2.3%)
Best Buy Co., Inc.	22,040	1,028,166
CSK Auto Corp.*	47,050	788,558

		1,816,724

Textiles, Apparel & Luxury Goods (0.8%)
Crocs, Inc.*	10,780	602,386

Transportation (0.9%)
Genesis Lease Ltd. ADR — IE*	24,890	672,030

Wireless Telecommunication Services (0.8%)
Novatel Wireless, Inc.*	34,550	628,464

Total Common Stocks — Long positions (Cost $53,766,089)		57,653,276

Exchange Traded Fund - Long Positions (2.6%)
Equity Fund (2.6%)
UltraShort Russell 2000 ProShares	$30,400	2,006,400

Repurchase Agreements (23.1%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $18,095,294, collateralized by U.S. Government Agency Mortgages with a market value of $18,455,228	18,093,361	18,093,361

Total Investments (Cost $73,965,713) (a) — 99.3%		77,753,037
Other assets in excess of liabilities — 0.7%		556,873

NET ASSETS — 100.0%		$78,309,910

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	All long positions held as collateral for securities sold short.

ADR	American Depository Receipt

BM	Bermuda

CH	Switzerland

DE	Germany

GB	United Kingdom

IE	Ireland

See accompanying notes to financial statements.

2007 Semiannual Report 159

Statement of Securities Sold Short
April 30, 2007 (Unaudited)

Nationwide U.S. Growth Leaders Long-Short Fund

Common Stocks - Short Positions (27.6%)

	Shares or
	Principal Amount	Value

Airline (0.5%)
ExpressJet Holdings, Inc.*	60,250	$359,692

Bank (1.5%)
SunTrust Banks, Inc.	14,080	1,188,634

Capital Markets (0.6%)
Janus Capital Group, Inc.	17,930	448,609

Commercial Bank (0.5%)
Commerce Bancorp, Inc.	12,380	413,987

Commercial Services & Supplies (0.6%)
ChoicePoint, Inc.*	13,400	508,798

Communications Equipment (0.6%)
Tekelec*	34,900	500,466

Computers & Peripherals (0.8%)
Western Digital Corp.*	35,400	625,872

Containers & Packaging (0.8%)
Pactiv Corp.*	18,360	634,889

Diversified Financial Services (2.5%)
Citigroup, Inc.	36,760	1,971,071

Electronic Equipment & Instruments (0.9%)
International Rectifier Corp.*	19,660	693,605

Entertainment (1.0%)
Penn National Gaming, Inc.*	16,040	775,374

Food Products (0.5%)
Kraft Foods, Inc.	10,526	352,305

Insurance (1.3%)
SAFECO Corp.	15,410	1,028,463

Internet Software & Services (1.8%)
Check Point Software Technologies Ltd.*	34,680	816,714
MicroStrategy, Inc.*	5,100	580,176

		1,396,890

IT Services (1.6%)
Polycom, Inc.*	15,150	504,495
Unisys Corp.*	95,510	748,798

		1,253,293

Metals & Mining (1.3%)
Foundation Coal Holdings, Inc.	26,600	1,047,774

Oil, Gas & Consumable Fuels (4.1%)
BP PLC ADR — GB	14,340	965,369
Tidewater, Inc.	14,880	940,564
Weatherford International Ltd.*	24,110	1,265,534

		3,171,467

Pharmaceutical (0.9%)
Novartis AG ADR — CH	11,940	693,595

Semiconductors & Semiconductor Equipment (2.6%)
Novellus Systems, Inc.*	62,310	2,016,975

Software (1.0%)
SAP AG ADR — DE	16,020	768,960

Specialty Retail (0.2%)
Tuesday Morning Corp.	13,950	194,742

Tobacco (2.0%)
UST, Inc.	27,100	1,536,028

Total Common Stocks — Short Positions (Cost $20,815,696)		21,581,489

Exchange Traded Fund - Short Positions (7.8%)
Equity Funds (7.8%)
iShares Russell 1000 Index	39,240	3,167,453
iShares Russell 2000 Growth Index	35,570	2,939,505

Total Exchange Traded Fund — Short Positions (Cost $5,456,552)		6,106,958

Total Securities Sold Short (Proceeds $26,272,248) — 35.4%		$27,688,447

*	Denotes a non-income producing security.

ADR	American Depository Receipt

BM	Bermuda

CH	Switzerland

DE	Germany

GB	United Kingdom

IE	Ireland

See accompanying notes to financial statements.

160 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide	Nationwide U.S.
	Micro Cap	Growth Leaders
	Equity Fund	Long-Short Fund

Assets:
Investments, at value (Cost $89,077,423 and $55,872,352)*	$93,495,574	$59,659,676
Repurchase agreements, at cost and value	30,166,299	18,093,361

Total Investments	123,661,873	77,753,037

Cash	10,643	–
Deposits with broker for securities sold short	–	27,031,923
Interest and dividends receivable	64,480	223,737
Receivable for capital shares issued	31,084	27,480
Receivable for investments sold	2,014,260	7,539,798
Prepaid expenses and other assets	3,844	5,065

Total Assets	125,786,184	112,581,040

Liabilities:
Payable for investments purchased	2,124,032	6,192,093
Payable for capital shares redeemed	331,576	261,014
Payable for return of collateral received for securities on loan	29,606,151	–
Securities sold short, at value (Proceeds $0 and $26,272,248 )	–	27,688,447
Accrued expenses and other payables:
Investment advisory fees	98,014	81,351
Fund administration and transfer agent fees	44,171	10,934
Distribution fees	38,383	29,981
Administrative servicing fees	8,624	6
Compliance program fees	1,582	1,171
Custodian fees	6,783	1,162
Other	7,471	4,971

Total Liabilities	32,266,787	34,271,130

Net Assets	$93,519,397	$78,309,910

Represented by:
Capital	$82,290,358	$87,937,975
Accumulated net investment income (loss)	(747,336)	93,282
Accumulated net realized gains (losses) on investment transactions	7,558,224	(12,092,472)
Net unrealized appreciation on investments	4,418,151	2,371,125

Net Assets	$93,519,397	$78,309,910

Net Assets:
Class A Shares	$44,003,958	$34,247,663
Class B Shares	6,144,554	1,305,733
Class C Shares	28,431,910	25,398,200
Class R Shares	1,507	1,216
Institutional Service Class Shares	342,569	–
Institutional Class Shares	14,594,899	17,357,098

Total	$93,519,397	$78,309,910

See accompanying notes to financial statements.

2007 Semiannual Report 161

Statements of Assets and Liabilities (Continued)

	Nationwide		Nationwide U.S.
	Micro Cap		Growth Leaders
	Equity Fund		Long-Short Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,369,328		3,133,363
Class B Shares	347,719		123,029
Class C Shares	1,606,910		3,165,424
Class R Shares	84		114
Institutional Service Class Shares	18,134		–
Institutional Class Shares	772,521		1,581,452

Total	5,114,696		8,003,382

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$18.57		$10.93
Class B Shares (a)	$17.67		$10.61
Class C Shares (b)	$17.69		$8.02
Class R Shares	$18.01(c	)	$10.74	(c)
Institutional Service Class Shares	$18.89		$–
Institutional Class Shares	$18.89		$10.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.70		$11.60

Maximum Sales Charge:
Class A	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $28,646,630 and $0.

See accompanying notes to financial statements.

162 Semiannual Report 2007

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

		Nationwide U.S.
	Nationwide Micro	Growth Leaders
	Cap Equity Fund	Long-Short Fund

INVESTMENT INCOME:
Interest income	$87,962	$1,481,703
Dividend income	170,932	356,320
Income from securities lending	61,761	–

Total Income	320,655	1,838,023

Expenses:
Investment advisory fees	650,596	666,238
Fund administration and transfer agent fees	102,433	76,808
Distribution fees Class A	63,451	50,710
Distribution fees Class B	32,716	5,594
Distribution fees Class C	161,674	163,759
Distribution fees Class R	24	3
Administrative servicing fees Class A	2,477	1,981
Administrative servicing fees Class R	15	2
Dividend expense for securities sold short	–	284,960
Trustee fees	1,530	1,394
Compliance program fees (Note 3)	1,148	755
Custodian fees	4,235	2,377
Other	50,323	24,746

Total expenses before waived expenses	1,070,622	1,279,327
Earnings credit (Note 5)	(1,690)	(500)
Expenses voluntarily reduced by Investment Adviser	–	(33,339)
Expenses voluntarily waived by administrator	(941)	(802)

Net expenses	1,067,991	1,244,686

Net Investment Income (Loss)	(747,336)	593,337

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	7,800,603	5,375,904
Change in unrealized appreciation/(depreciation) on investments	(4,481,961)	109,846

Net realized/unrealized gains (losses) from investments	3,318,642	5,485,750

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,571,306	$6,079,087

See accompanying notes to financial statements.

2007 Semiannual Report 163

Statements of Changes in Net Assets

	Nationwide Micro Cap		Nationwide U.S. Growth
	Equity Fund		Leaders Long-Short Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(747,336)	$(1,490,356)	$593,337	$766,741
Net realized gains on investment transactions	7,800,603	29,605,354	5,375,904	1,579,895
Net change in unrealized appreciation/(depreciation) investments	(4,481,961)	(7,059,278)	109,846	1,122,335

Change in net assets from operations	2,571,306	21,055,720	6,079,087	3,468,971

Distributions to Shareholders:
From net investment income:
Class A	–	–	(406,861)	(222,323)
Class B	–	–	(7,758)	(1,537)
Class C	–	–	(340,780)	(123,499)
Class R	–	–	(7)	(5)
Institutional Class	–	–	(162,913)	(58,083)
Net realized gains:
Class A	(14,026,497)	(4,008,351)	–	–
Class B	(1,787,139)	(498,374)	–	–
Class C	(9,072,303)	(2,424,646)	–	–
Class R	(23,265)	(82)	–	–
Institutional Service Class	(79,197)	(14,884)	–	–
Institutional Class	(3,245,845)	(556,450)	–	–

Change in net assets from shareholder distributions	(28,234,246)	(7,502,787)	(918,319)	(405,447)

Change in net assets from capital transactions	2,958,798	(19,671,238)	(24,726,324)	36,920,085

Change in net assets	(22,704,142)	(6,118,305)	(19,565,556)	39,983,609

Net Assets:
Beginning of period	116,223,539	122,341,844	97,875,466	57,891,857

End of period	$93,519,397	$116,223,539	$78,309,910	$97,875,466

Accumulated net investment income (loss) at end of period	$(747,336)	$–	$93,282	$418,264

See accompanying notes to financial statements.

164 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Micro Cap		Nationwide U.S. Growth
	Equity Fund		Leaders Long-Short Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,827,034	$5,157,025	$3,361,741	$31,334,366
Dividends reinvested	5,357,309	1,556,599	158,692	82,305
Cost of shares redeemed (a)	(13,679,337)	(25,285,415)	(20,410,829)	(18,390,405)

Total Class A	(494,994)	(18,571,791)	(16,890,396)	13,026,266

Class B Shares
Proceeds from shares issued	959,161	486,817	278,017	295,469
Dividends reinvested	695,133	192,762	1,788	299
Cost of shares redeemed (a)	(984,041)	(2,048,919)	(75,378)	(117,793)

Total Class B	670,253	(1,369,340)	204,427	177,975

Class C Shares
Proceeds from shares issued	5,649,577	3,759,738	3,313,667	20,715,497
Dividends reinvested	2,915,455	706,010	69,660	20,335
Cost of shares redeemed (a)	(7,858,541)	(10,472,077)	(16,377,229)	(4,455,751)

Total Class C	706,491	(6,006,329)	(12,993,902)	16,280,081

Class R Shares
Proceeds from shares issued	112,460	–	–	1
Dividends reinvested	374	82	7	5
Cost of shares redeemed (a)	(91,154)	(102)	–	–

Total Class R	21,680	(20)	7	6

Institutional Service Class Shares
Proceeds from shares issued	12,977	68,365	–	–
Dividends reinvested	79,197	14,884	–	–
Cost of shares redeemed (a)	(7)	(17,708)	–	–

Total Institutional Service Class	92,167	65,541	–	–

Institutional Class Shares
Proceeds from shares issued	4,034,018	10,517,143	5,757,466	8,684,508
Dividends reinvested	3,245,844	556,450	162,913	58,083
Cost of shares redeemed (a)	(5,316,661)	(4,862,892)	(966,839)	(1,306,834)

Total Institutional Class	1,963,201	6,210,701	4,953,540	7,435,757

Change in net assets from capital transactions:	$2,958,798	$(19,671,238)	$(24,726,324)	$36,920,085

See accompanying notes to financial statements.

2007 Semiannual Report 165

Statements of Changes in Net Assets (Continued)

	Nationwide Micro Cap		Nationwide U.S. Growth
	Equity Fund		Leaders Long-Short Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	408,080	227,505	316,456	3,073,002
Reinvested	294,196	73,286	15,003	8,011
Redeemed	(717,443)	(1,100,284)	(1,928,511)	(1,793,212)

Total Class A Shares	(15,167)	(799,493)	(1,597,052)	1,287,801

Class B Shares
Issued	55,200	22,697	26,902	30,073
Reinvested	40,019	9,339	173	30
Redeemed	(54,184)	(90,664)	(7,310)	(11,736)

Total Class B Shares	41,035	(58,628)	19,765	18,367

Class C Shares
Issued	322,604	171,695	425,250	2,750,438
Reinvested	167,651	34,173	8,958	2,678
Redeemed	(436,498)	(465,444)	(2,089,163)	(591,306)

Total Class C Shares	53,757	(259,576)	(1,654,955)	2,161,810

Class R Shares
Issued	5,131	–	–	–
Reinvested	21	4	1	1
Redeemed	(5,131)	–	–	–

Total Class R Shares	21	4	1	1

Institutional Service Class Shares
Issued	675	2,867	–	–
Reinvested	4,279	695	–	–
Redeemed	–	(769)	–	–

Total Institutional Service Class Shares	4,954	2,793	–	–

Institutional Class Shares
Issued	202,046	441,685	541,138	845,703
Reinvested	175,356	25,966	15,319	5,626
Redeemed	(240,877)	(206,432)	(90,661)	(129,077)

Total Institutional Class Shares	136,525	261,219	465,796	722,252

Change in shares:	221,125	(853,681)	(2,766,445)	4,190,231

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

166 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Micro Cap Equity Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2002 (f) (g)	$10.00	(0.04)	(1.32)	(1.36)
Year Ended October 31, 2003	$8.64	(0.02)	7.29	7.27
Year Ended October 31, 2004	$15.91	(0.18)	3.81	3.63
Year Ended October 31, 2005	$19.56	(0.34)	2.63	2.29
Year Ended October 31, 2006	$21.47	(0.27)	4.22	3.95
Six Months Ended April 30, 2007 (Unaudited)	$24.01	(0.13)	0.67	0.54
Class B Shares
Period Ended October 31, 2002 (f)	$10.00	(0.06)	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.06)	7.19	7.13
Year Ended October 31, 2004	$15.74	(0.26)	3.72	3.46
Year Ended October 31, 2005	$19.22	(0.46)	2.55	2.09
Year Ended October 31, 2006	$20.93	(0.43)	4.12	3.69
Six Months Ended April 30, 2007 (Unaudited)	$23.21	(0.18)	0.62	0.44
Class C Shares
Period Ended October 31, 2002 (f)	$10.00	(0.06)	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.05)	7.20	7.15
Year Ended October 31, 2004	$15.76	(0.24)	3.70	3.46
Year Ended October 31, 2005	$19.24	(0.47)	2.56	2.09
Year Ended October 31, 2006	$20.95	(0.41)	4.10	3.69
Six Months Ended April 30, 2007 (Unaudited)	$23.23	(0.19)	0.63	0.44
Class R Shares
Period Ended October 31, 2004 (h)	$17.38	(0.27)	2.14	1.87
Year Ended October 31, 2005	$19.27	(0.29)	2.53	2.24
Year Ended October 31, 2006	$21.13	(0.32)	4.13	3.81
Six Months Ended April 30, 2007 (Unaudited)	$23.53	(1.08)	1.54	0.46

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	Fees	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2002 (f) (g)	–	–	$–	$8.64	(13.60%	)
Year Ended October 31, 2003	–	–	$–	$15.91	84.14%
Year Ended October 31, 2004	– (i)	– (i)	$0.02	$19.56	22.96%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.02	$21.47	11.69%
Year Ended October 31, 2006	(1.41)	(1.41)	$–	$24.01	19.19%
Six Months Ended April 30, 2007 (Unaudited)	(5.98)	(5.98)	$–	$18.57	2.79%
Class B Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.61	(13.90%	)
Year Ended October 31, 2003	–	–	$–	$15.74	82.81%
Year Ended October 31, 2004	– (i)	– (i)	$0.02	$19.22	22.13%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.02	$20.93	10.84%
Year Ended October 31, 2006	(1.41)	(1.41)	$–	$23.21	18.41%
Six Months Ended April 30, 2007 (Unaudited)	(5.98)	(5.98)	$–	$17.67	2.40%
Class C Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.61	(13.90%	)
Year Ended October 31, 2003	–	–	$–	$15.76	83.04%
Year Ended October 31, 2004	– (i)	– (i)	$0.02	$19.24	22.10%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.02	$20.95	10.83%
Year Ended October 31, 2006	(1.41)	(1.41)	$–	$23.23	18.39%
Six Months Ended April 30, 2007 (Unaudited)	(5.98)	(5.98)	$–	$17.69	2.39%
Class R Shares
Period Ended October 31, 2004 (h)	– (i)	– (i)	$0.02	$19.27	10.89%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.02	$21.13	11.61%
Year Ended October 31, 2006	(1.41)	(1.41)	$–	$23.53	18.87%
Six Months Ended April 30, 2007 (Unaudited)	(5.98)	(5.98)	$–	$18.01	2.44%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of		Ratio of	Investment
			Net		Expenses	Income
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2002 (f) (g)	$310	1.80%	(1.32%	)	8.73%	(8.25%	)	56.08%
Year Ended October 31, 2003	$17,023	1.82%	(1.32%	)	2.26%	(1.76%	)	104.50%
Year Ended October 31, 2004	$74,983	1.81%	(1.35%	)	1.82%	(1.37%	)	107.36%
Year Ended October 31, 2005	$68,375	1.86%	(1.31%	)	1.87%	(1.32%	)	108.54%
Year Ended October 31, 2006	$57,257	1.85%	(1.00%	)	1.88%	(1.03%	)	95.53%
Six Months Ended April 30, 2007 (Unaudited)	$44,004	1.82%	(1.21%	)	1.82%	(1.21%	)	52.83%
Class B Shares
Period Ended October 31, 2002 (f)	$43	2.55%	(2.04%	)	8.46%	(7.95%	)	56.08%
Year Ended October 31, 2003	$1,611	2.54%	(2.08%	)	2.99%	(2.52%	)	104.50%
Year Ended October 31, 2004	$6,403	2.55%	(2.11%	)	2.57%	(2.13%	)	107.36%
Year Ended October 31, 2005	$7,647	2.61%	(2.04%	)	2.62%	(2.06%	)	108.54%
Year Ended October 31, 2006	$7,117	2.52%	(1.68%	)	2.56%	(1.71%	)	95.53%
Six Months Ended April 30, 2007 (Unaudited)	$6,145	2.56%	(1.94%	)	2.56%	(1.94%	)	52.83%
Class C Shares
Period Ended October 31, 2002 (f)	$43	2.55%	(2.04%	)	8.46%	(7.95%	)	56.08%
Year Ended October 31, 2003	$5,609	2.54%	(2.04%	)	2.90%	(2.40%	)	104.50%
Year Ended October 31, 2004	$30,377	2.55%	(2.11%	)	2.57%	(2.13%	)	107.36%
Year Ended October 31, 2005	$37,980	2.61%	(2.05%	)	2.62%	(2.06%	)	108.54%
Year Ended October 31, 2006	$36,076	2.52%	(1.68%	)	2.56%	(1.71%	)	95.53%
Six Months Ended April 30, 2007 (Unaudited)	$28,432	2.56%	(1.94%	)	2.56%	(1.94%	)	52.83%
Class R Shares
Period Ended October 31, 2004 (h)	$1	2.17%	(1.78%	)	2.17%	(1.78%	)	107.36%
Year Ended October 31, 2005	$1	1.94%	(1.39%	)	1.94%	(1.39%	)	108.54%
Year Ended October 31, 2006	$1	2.01%	(1.23%	)	2.05%	(1.26%	)	95.53%
Six Months Ended April 30, 2007 (Unaudited)	$2	2.19%	(1.50%	)	2.19%	(1.50%	)	52.83%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

2007 Semiannual Report 167

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Micro Cap Equity Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$10.00	(0.03)	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32
Year Ended October 31, 2004	$15.96	(0.28)	3.97	3.69
Year Ended October 31, 2005	$19.67	(0.19)	2.54	2.35
Year Ended October 31, 2006	$21.64	(0.15)	4.21	4.06
Six Months Ended April 30, 2007 (Unaudited)	$24.29	(0.08)	0.66	0.58
Institutional Class Shares
Period Ended October 31, 2002 (f)	$10.00	(0.03)	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32
Year Ended October 31, 2004	$15.96	(0.16)	3.85	3.69
Year Ended October 31, 2005	$19.67	(0.22)	2.58	2.36
Year Ended October 31, 2006	$21.65	(0.13)	4.18	4.05
Six Months Ended April 30, 2007 (Unaudited)	$24.29	(0.08)	0.66	0.58

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	Fees	of Period	Return (a) (b)

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.64	(13.60%	)
Year Ended October 31, 2003	–	–	$–	$15.96	84.72%
Year Ended October 31, 2004	– (i)	– (i)	$0.02	$19.67	23.26%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.02	$21.64	11.93%
Year Ended October 31, 2006	(1.41)	(1.41)	$–	$24.29	19.62%
Six Months Ended April 30, 2007 (Unaudited)	(5.98)	(5.98)	$–	$18.89	2.90%
Institutional Class Shares
Period Ended October 31, 2002 (f)	–	–	$–	$8.64	(13.60%	)
Year Ended October 31, 2003	–	–	$–	$15.96	84.72%
Year Ended October 31, 2004	– (i)	– (i)	$0.02	$19.67	23.26%
Year Ended October 31, 2005	(0.40)	(0.40)	$0.02	$21.65	11.98%
Year Ended October 31, 2006	(1.41)	(1.41)	$–	$24.29	19.56%
Six Months Ended April 30, 2007 (Unaudited)	(5.98)	(5.98)	$–	$18.89	2.90%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of		Ratio of	Investment
			Net		Expenses	Income
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$43	1.55%	(1.04%	)	7.45%	(6.94%	)	56.08%
Year Ended October 31, 2003	$80	1.55%	(1.15%	)	2.40%	(2.00%	)	104.50%
Year Ended October 31, 2004	$51	1.51%	(1.10%	)	1.52%	(1.11%	)	107.36%
Year Ended October 31, 2005	$225	1.62%	(1.05%	)	1.64%	(1.07%	)	108.54%
Year Ended October 31, 2006	$320	1.52%	(0.68%	)	1.55%	(0.72%	)	95.53%
Six Months Ended April 30, 2007 (Unaudited)	$343	1.54%	(0.91%	)	1.54%	(0.91%	)	52.83%
Institutional Class Shares
Period Ended October 31, 2002 (f)	$1,556	1.55%	(1.04%	)	7.46%	(6.95%	)	56.08%
Year Ended October 31, 2003	$2,873	1.55%	(1.15%	)	2.40%	(2.00%	)	104.50%
Year Ended October 31, 2004	$3,493	1.52%	(1.14%	)	1.54%	(1.15%	)	107.36%
Year Ended October 31, 2005	$8,113	1.63%	(1.05%	)	1.65%	(1.07%	)	108.54%
Year Ended October 31, 2006	$15,451	1.51%	(0.69%	)	1.55%	(0.72%	)	95.53%
Six Months Ended April 30, 2007 (Unaudited)	$14,595	1.53%	(0.90%	)	1.55%	(0.91%	)	52.83%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

168 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Growth Leaders Long-Short Fund

		Investment Activities			Distributions
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended June 30, 2002 (g)	$11.14	6.65	(6.90)	(0.25)	–
Year Ended June 30, 2003 (h)	$10.89	(0.08)	0.14	0.06	–
Period Ended October 31, 2003 (i)	$10.95	(0.07)	1.12	1.05	–
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)
Six Months Ended April 30, 2007 (Unaudited) (h)	$10.30	0.08	0.65	0.73	(0.10)
Class B Shares
Period Ended June 30, 2002 (g)	$11.14	(0.07)	(0.17)	(0.24)	–
Year Ended June 30, 2003 (h)	$10.90	(0.23)	0.19	(0.04)	–
Period Ended October 31, 2003 (i) (h)	$10.86	(0.10)	1.12	1.02	–
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)
Six Months Ended April 30, 2007 (Unaudited)	$10.01	0.04	0.63	0.67	(0.07)
Class C Shares
Year Ended June 30, 2002	$10.02	(0.66)	(0.31)	(0.97)	–
Year Ended June 30, 2003	$9.05	(0.19)	0.17	(0.02)	–
Period Ended October 31, 2003 (i)	$9.03	(0.08)	0.93	0.85	–
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$7.59	0.03	0.48	0.51	(0.08)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
							Ratio of
					Net Assets	Ratio of	Net Investment
		Net Asset			at End of	Expenses	Income (Loss)
	Total	Value, End	Total		Period	to Average	to Average
	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)	Net Assets (c)

Class A Shares
Period Ended June 30, 2002 (g)	–	$10.89	(2.24%	)	$144	1.95%	122.95%
Year Ended June 30, 2003 (h)	–	$10.95	0.55%		$29,561	3.47%	(2.04%	)
Period Ended October 31, 2003 (i)	–	$12.00	9.59%		$29,468	3.23%	(1.77%	)
Year Ended October 31, 2004	(3.32)	$9.56	9.03%		$24,411	3.27%	(1.65%	)
Year Ended October 31, 2005	(0.30)	$9.83	6.09%		$33,828	2.81%	(0.18%	)
Year Ended October 31, 2006	(0.05)	$10.30	5.27%		$48,717	2.59%	1.16%
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.10)	$10.93	7.17%		$34,248	2.57%	1.58%
Class B Shares
Period Ended June 30, 2002 (g)	–	$10.90	(2.15%	)	$121	2.74%	(1.45%	)
Year Ended June 30, 2003 (h)	–	$10.86	(0.37%	)	$141	3.73%	(2.31%	)
Period Ended October 31, 2003 (i) (h)	–	$11.88	9.39%		$414	3.98%	(2.54%	)
Year Ended October 31, 2004	(3.30)	$9.38	8.22%		$653	3.89%	(2.30%	)
Year Ended October 31, 2005	(0.28)	$9.59	5.33%		$814	3.53%	(0.90%	)
Year Ended October 31, 2006	(0.01)	$10.01	4.53%		$1,033	3.33%	0.42%
Six Months Ended April 30, 2007 (Unaudited)	(0.07)	$10.61	6.73%		$1,306	3.29%	0.82%
Class C Shares
Year Ended June 30, 2002	–	$9.05	(17.65%	)	$1,819	3.28%	(5.41%	)
Year Ended June 30, 2003	–	$9.03	(0.22%	)	$1,323	3.72%	(2.31%	)
Period Ended October 31, 2003 (i)	–	$9.88	9.41%		$1,487	3.98%	(2.52%	)
Year Ended October 31, 2004	(3.30)	$7.21	8.20%		$2,641	3.90%	(2.29%	)
Year Ended October 31, 2005	(0.29)	$7.29	5.35%		$19,372	3.55%	(0.81%	)
Year Ended October 31, 2006	(0.03)	$7.59	4.48%		$36,586	3.33%	0.47%
Six Months Ended April 30, 2007 (Unaudited)	(0.08)	$8.02	6.73%		$25,398	3.31%	0.84%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of
	Expenses	Ratio of
	(Prior to	Investment
	Reimbursements)	Income
	to Average	(Prior to
	Net Assets	Reimbursements)
	(Includes Dividend	to Average		Dividend	Portfolio
	Expense) (c) (d)	Net Assets (c) (d)		Expense (e)	Turnover (f)

Class A Shares
Period Ended June 30, 2002 (g)	2.26%	122.64%		0.03%	425.00%
Year Ended June 30, 2003 (h)	3.66%	(2.23%	)	0.40%	424.00%
Period Ended October 31, 2003 (i)	(j)	(j)		1.65%	126.69%
Year Ended October 31, 2004	3.33%	(1.70%	)	1.06%	577.36%
Year Ended October 31, 2005	2.91%	(0.27%	)	0.64%	827.26%
Year Ended October 31, 2006	2.61%	1.14%		0.56%	739.31%
Six Months Ended April 30, 2007 (Unaudited) (h)	2.65%	1.50%		0.64%	318.94%
Class B Shares
Period Ended June 30, 2002 (g)	2.86%	(1.57%	)	0.03%	425.00%
Year Ended June 30, 2003 (h)	4.54%	(3.12%	)	0.40%	424.00%
Period Ended October 31, 2003 (i) (h)	(j)	(j)		1.65%	126.69%
Year Ended October 31, 2004	3.96%	(2.36%	)	1.06%	577.36%
Year Ended October 31, 2005	3.62%	(0.99%	)	0.64%	827.26%
Year Ended October 31, 2006	3.35%	0.40%		0.56%	739.31%
Six Months Ended April 30, 2007 (Unaudited)	3.39%	0.72%		0.64%	318.94%
Class C Shares
Year Ended June 30, 2002	3.71%	(5.87%	)	0.03%	425.00%
Year Ended June 30, 2003	4.54%	(3.13%	)	0.40%	424.00%
Period Ended October 31, 2003 (i)	(j)	(j)		1.65%	126.69%
Year Ended October 31, 2004	3.99%	(2.37%	)	1.06%	577.36%
Year Ended October 31, 2005	3.65%	(0.91%	)	0.64%	827.26%
Year Ended October 31, 2006	3.35%	0.44%		0.56%	739.31%
Six Months Ended April 30, 2007 (Unaudited)	3.38%	0.77%		0.64%	318.94%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from July 1, 2003 through October 31, 2003.
(j)	There were no fee reductions during the period.
(k)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(l)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2007 Semiannual Report 169

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

		Investment Activities			Distributions
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class R Shares
Period Ended October 31, 2004 (k)	$9.21	(0.11)	0.31	0.20	–
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)
Six Months Ended April 30, 2007 (Unaudited)	$10.11	0.05	0.64	0.69	(0.06)
Institutional Class Shares
Period Ended October 31, 2004 (l)	$9.28	(0.02)	0.31	0.29	–
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)
Six Months Ended April 30, 2007 (Unaudited)	$10.34	0.09	0.67	0.76	(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
				Net Assets	Ratio of	Net Investment
		Net Asset		at End of	Expenses	Income (Loss)
	Total	Value, End	Total	Period	to Average	to Average
	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (k)	–	$9.41	2.17%	$1	3.32%	(1.74%	)
Year Ended October 31, 2005	(0.29)	$9.68	6.16%	$1	2.82%	(0.20%	)
Year Ended October 31, 2006	(0.05)	$10.11	4.91%	$1	2.96%	0.77%
Six Months Ended April 30, 2007 (Unaudited)	(0.06)	$10.74	6.86%	$1	3.04%	1.06%
Institutional Class Shares
Period Ended October 31, 2004 (l)	–	$9.57	3.12%	$331	2.24%	(0.52%	)
Year Ended October 31, 2005	(0.30)	$9.85	6.27%	$3,877	2.56%	0.19%
Year Ended October 31, 2006	(0.06)	$10.34	5.60%	$11,538	2.33%	1.50%
Six Months Ended April 30, 2007 (Unaudited)	(0.12)	$10.98	7.38%	$17,357	2.26%	1.82%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of
	Expenses	Ratio of
	(Prior to	Investment
	Reimbursements)	Income
	to Average	(Prior to
	Net Assets	Reimbursements)
	(Includes Dividend	to Average		Dividend	Portfolio
	Expense) (c) (d)	Net Assets (c) (d)		Expense (e)	Turnover (f)

Class R Shares
Period Ended October 31, 2004 (k)	3.36%	(1.78%	)	1.06%	577.36%
Year Ended October 31, 2005	2.86%	(0.25%	)	0.64%	827.26%
Year Ended October 31, 2006	2.99%	0.74%		0.56%	739.31%
Six Months Ended April 30, 2007 (Unaudited)	3.14%	0.95%		0.64%	318.94%
Institutional Class Shares
Period Ended October 31, 2004 (l)	2.43%	(0.72%	)	1.06%	577.36%
Year Ended October 31, 2005	2.67%	0.08%		0.64%	827.26%
Year Ended October 31, 2006	2.35%	1.48%		0.56%	739.31%
Six Months Ended April 30, 2007 (Unaudited)	2.36%	1.72%		0.64%	318.94%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from July 1, 2003 through October 31, 2003.
(j)	There were no fee reductions during the period.
(k)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(l)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

170 Semiannual Report 2007

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds”. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fifteen (15) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Global Financial Services Fund (“Global Financial Services,” formerly, “Gartmore Global Financial Services Fund”)
-	Nationwide Global Health Sciences Fund (“Global Health Sciences,” formerly, “Gartmore Global Health Sciences”)
-	Nationwide Global Natural Resources Fund (“Global Natural Resources,” formerly, “Gartmore Global Natural Resources Fund”)
-	Nationwide Global Technology and Communications Fund (“Global Technology and Communications,” formerly, “Gartmore Global Technology and Communications Fund”)
-	Nationwide Global Utilities Fund (“Global Utilities,” formerly, “Gartmore Global Utilities Fund”)
-	Nationwide Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders,” formerly, “Gartmore Mid Cap Growth Leaders Fund”)
-	Nationwide Leaders Fund (“Nationwide Leaders,” formerly, “Gartmore Nationwide Leaders Fund”)
-	Nationwide Small Cap Leaders Fund (“Small Cap Leaders,” formerly, “Gartmore Small Cap Leaders Fund”)
-	Nationwide U.S. Growth Leaders Fund (“U.S. Growth Leaders,” formerly, “Gartmore U.S. Growth Leaders Fund”)
-	Nationwide Worldwide Leaders Fund (“Worldwide Leaders,” formerly, “Gartmore Worldwide Leaders Fund”)
-	Nationwide China Opportunities Fund (“China Opportunities,” formerly, “Gartmore China Opportunities Fund”)
-	Nationwide Emerging Markets Fund (“Emerging Markets,” formerly, “Gartmore Emerging Markets Fund”)
-	Nationwide International Growth Fund (“International Growth,” formerly, “Gartmore International Growth Fund”)
-	Nationwide Micro Cap Equity Fund (“Micro Cap Equity,” formerly, “Gartmore Micro Cap Equity Fund”)
-	Nationwide U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short,” formerly, “Gartmore U.S. Growth Leaders Long-Short Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial

2007 Semiannual Report 171

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

172 Semiannual Report 2007

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty of Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect

2007 Semiannual Report 173

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, the U.S. Growth Leaders Long-Short Fund engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2007, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Global Health Sciences	$2,409,814	$2,503,397

Global Technology and Communications	679,049	703,382

Mid Cap Growth Leaders	3,280,231	3,395,929

U.S. Growth Leaders	3,534,251	3,631,423

Worldwide Leaders	9,104,714	9,592,910

Micro Cap Equity	28,646,630	29,606,151

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes,

174 Semiannual Report 2007

where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Global Financial Services	$59,001,145	$5,321,852	$(880,969)	$4,440,883

Global Health Sciences	32,774,954	2,833,921	(345,313)	2,488,608

Global Natural Resources	48,374,698	6,573,885	(661,028)	5,912,857

Global Technology and Communications	18,152,992	1,460,067	(256,406)	1,203,661

Global Utilities	26,370,713	4,181,381	(67,941)	4,113,440

Mid Cap Growth Leaders	37,673,640	5,344,362	(153,753)	5,190,609

Nationwide Leaders	19,994,604	97,258	(186,535)	(89,277)

Small Cap Leaders	41,384,660	4,070,712	(1,369,368)	2,701,344

U.S. Growth Leaders	113,646,974	9,386,436	(732,509)	8,653,927

Worldwide Leaders	72,065,824	8,191,772	(277,917)	7,913,855

China Opportunities	42,692,145	10,131,293	(609,706)	9,521,587

Emerging Markets	58,690,526	15,595,479	(640,956)	14,954,523

International Growth	110,669,046	14,785,830	(309,190)	14,476,640

Micro Cap Equity	120,081,324	9,209,307	(5,628,758)	3,580,549

U.S. Growth Leaders Long-Short	74,752,934	3,923,238	(2,339,334)	1,583,904

2007 Semiannual Report 175

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each of the Funds, except High Yield Bond, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust” (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The Adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Global Financial Services	NFA	n/a

Global Health Sciences	NFA	n/a

Global Natural Resources	NFA	n/a

Global Technology and Communications	NFA	n/a

Global Utilities	NFA	Gartmore Global Partners

Mid Cap Growth Leaders	NFA	Nationwide Separate Accounts, LLC (a)

Nationwide Leaders	NFA	n/a

Small Cap Leaders	NFA	NorthPointe Capital, LLC (a)

U.S. Growth Leaders	NFA	n/a

Worldwide Leaders	NFA	Gartmore Global Partners

China Opportunities	NFA	Gartmore Global Partners

Emerging Markets	NFA	Gartmore Global Partners

International Growth	NFA	Gartmore Global Partners

Micro Cap Equity	NFA	NorthPointe Capital, LLC (a)

U.S. Growth Leaders Long-Short	NFA	n/a

(a)	Affiliate of NFA.

Under the terms of the Investment Advisory Agreements, each Fund pays the Adviser an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, the Adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadvisers, where applicable, is as follows for the six months ended April 30, 2007:

176 Semiannual Report 2007

Fund	Fee Schedule

Global Financial Services (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Global Health Sciences (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Global Natural Resources (1)	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%

Global Technology and Communications (1)	Up to $500 million	0.88%
	$500 million up to $2 billion	0.83%
	On $2 billion and more	0.78%

Global Utilities (1)	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%

Mid Cap Growth Leaders	Up to $250 million	0.80%
	$250 million up to $1 billion	0.77%
	$1 billion up to $2 billion	0.74%
	$2 billion up to $5 billion	0.71%
	On $5 billion and more	0.68%

Nationwide Leaders (1)	Up to $500 million	0.80%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Small Cap Leaders	All Assets	0.95%

U.S. Growth Leaders (2)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

Worldwide Leaders (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

China Opportunities (1)	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%

Emerging Markets (1)	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%

International Growth (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Micro Cap Equity	All Assets	1.25%

U.S. Growth Leaders Long-Short (a)	Up to $250 million	1.50%
	On $250 million and more	1.25%

(a)	NFA has agreed to voluntarily waive 0.25% of the advisory fee until further written notice to the shareholders.

2007 Semiannual Report 177

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

(1)	Each Fund pays the Adviser a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of each Fund relative to each Fund’s benchmark (see benchmark table below). The calculation of this fee is done in two separate steps. First, each Fund pays a base fee, as adjusted for any applicable breakpoints as described below. The base fee rate is an annual fee, calculated each quarter, and is applied to each such Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to each Fund’s average net assets over the 12-month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at each Fund’s respective overall advisory fee for the current period. The table below shows the performance adjustment rate applicable to each Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described in the table above):

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage point	+/- 0.04%

+/- 3 percentage point	+/- 0.06%

+/- 4 percentage point	+/- 0.08%

+/- 5 percentage point	+/- 0.10%

The table below lists the benchmarks used to measure against the performance of Class A shares of the Funds:

Fund	Benchmark

Global Financial Services	MSCI World Financials Index

Global Health Sciences	GS Healthcare Index

Global Natural Resources	GS Natural Resources Index

Global Technology and Communications	GS Technology Composite Index

Global Utilities	60% MSCI World Telecommunications Services Index
40% MSCI World Utilities Index

Nationwide Leaders	S&P 500 Index

Worldwide Leaders	MSCI World Index

China Opportunities	MSCI Zhong Hua Index

Emerging Markets	MSCI Emerging Markets Index

International Growth	MSCI All Country World Free ex U.S. Index

(2)	The U.S. Growth Leaders Fund pays NFA a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to its benchmark, the S&P 500. Thus, if Class A of the Fund outperform its benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if Class A shares of the Fund underperform its benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and NFA will receive the applicable base fee. The adjustment described above will be phased in over a 24-month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment

Up to $500 million	+/- 0.22%

$500 million up to $2 billion	+/- 0.18%

On $2 billion and more	+/- 0.16%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $768,770 for the six months ended April 30, 2007.

178 Semiannual Report 2007

NFA, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2008:

	Expense
Fund	Caps	Amount

Global Financial Services	All Classes	1.40%

Global Health Sciences	All Classes	1.40%

Global Natural Resources	All Classes	1.20%

Global Technology and Communications	All Classes	1.38%

Global Utilities	All Classes	1.20%

Mid Cap Growth Leaders	All Classes	1.20%

Nationwide Leaders (a)	All Classes	1.20%

Small Cap Leaders	All Classes	1.35%

U.S. Growth Leaders (b)	All Classes	1.30%

Worldwide Leaders	All Classes	1.40%

China Opportunities	All Classes	1.75%

Emerging Markets	All Classes	1.55%

International Growth	All Classes	1.40%

Micro Cap Equity	All Classes	1.65%

U.S. Growth Leaders Long-Short	All Classes	1.90%

(a)	Prior to March 1, 2007, the Fund’s expense cap was 1.30% on all classes.
(b)	Prior to March 1, 2007, the Fund’s expense cap was 1.90% on all classes.

NFA may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed (i) the previous five fiscal years or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2007, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by NFA within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires

Micro Cap Equity	102,798	June 27, 2007

2007 Semiannual Report 179

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

As of April 30, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months Ended
Fund	2004	2005	2006	April 30, 2007

Global Natural Resources	$21,945	$37,587	$–	$–

Mid Cap Growth Leaders	98,160	83,813	27,262	2,505

Small Cap Leaders	–	62,315	9,303	4,701

China Opportunities	50,098	66,130	22,860	12,751

U.S. Growth Leaders Long-Short	14,723	43,113	–	–

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.” (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2007, NFD received commissions of $993,946 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $107,365 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

180 Semiannual Report 2007

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFA. NFA pays NFM from these fees for NFM’s services.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements that NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount that NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

2007 Semiannual Report 181

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

For the six months ended April 30, 2007, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Global Financial Services	$2,354

Global Health Sciences	4,465

Global Technology and Communications	1,088

Global Utilities	748

Mid Cap Growth Leaders	1,379

Nationwide Leaders	1,665

Small Cap Leaders	46

U.S. Growth Leaders	9,462

Worldwide Leaders	358

China Opportunities	12

Emerging Markets	16,001

International Growth	7,277

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $6,727.

As of April 30, 2007, NFA or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Global Financial Services	10%

Global Health Sciences	11%

Global Natural Resources	15%

Global Technology and Communications	7%

Global Utilities	19%

Mid Cap Growth Leaders	43%

Nationwide Leaders	9%

Small Cap Leaders	12%

U.S. Growth Leaders	2%

China Opportunities	22%

Emerging Markets	9%

International Growth	13%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the Nationwide Leaders and U.S. Growth Leaders Funds). The

182 Semiannual Report 2007

redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2007, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Global Financial Services	$11,124

Global Health Sciences	360

Global Natural Resources	7,492

Global Technology & Communications	1,386

Global Utilities	5,902

Mid Cap Growth Leaders	1,331

Nationwide Leaders	694

U.S. Growth Leaders	190

Worldwide Leaders	6,323

China Opportunities	22,430

Emerging Markets	38,455

International Growth	10,113

Micro Cap Equity	1,935

U.S. Growth Leaders Long-Short	20,287

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are a reduction of total expenses shown on the Statement of Operations.

2007 Semiannual Report 183

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007 are summarized as follows:

Fund	Purchases	Sales

Global Financial Services	$49,977,595	$42,717,017

Global Health Sciences	26,164,687	24,994,919

Global Natural Resources	46,515,011	49,636,435

Global Technology and Communications	22,750,771	18,070,810

Global Utilities	14,134,965	10,185,041

Mid Cap Growth Leaders	27,473,608	28,880,920

Nationwide Leaders	89,969,808	83,437,397

Small Cap Leaders	108,872,864	106,411,829

U.S. Growth Leaders	198,930,986	222,714,376

Worldwide Leaders	64,562,815	50,659,458

China Opportunities	33,251,565	23,586,527

Emerging Markets	29,439,399	34,965,521

International Growth	139,919,069	78,777,078

Micro Cap Equity	53,286,002	75,842,352

U.S. Growth Leaders Long-Short	204,393,217	222,779,830

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the

184 Semiannual Report 2007

Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2007 Semiannual Report 185

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

186 Semiannual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Semiannual Report 187

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

188 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Semiannual Report 189

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” ), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”,) cast in person at a meeting called for the purpose of voting on such approval.

The Board meets quarterly and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees considers at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including the services and support provided to the Fund and its shareholders.

On December 6, 2006, the Independent Trustees first met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning February 28, 2007. Immediately following such meeting of the Independent Trustees, all Trustees met in person with Adviser, Trust counsel, Independent Legal Counsel and others to consider such matters, and give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 6 and 7, 2006 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 6 and 7, 2006 meeting the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2006) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, (ii) information from Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2006) compared with the Fund’s benchmark and Lipper categories, (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2006, and annual performance for the year ended November 30, 2006, (v) reports from Adviser describing, on a Fund-by-Fund basis, Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of Adviser’s methodology in calculating its profitability, (vi) information from Adviser describing, on a Fund-by-Fund basis, any fees paid to Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to Adviser’s affiliates for serving as the Trust’s administrator, fund accountant and transfer agent.

At the December 6 and 7, 2006 meeting, the Trustees reviewed, considered and discussed, among themselves and with Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and: (i) the nature, extent and quality of services provided by Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by Adviser under the Advisory Agreement and the profits realized by Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group funds to their investment advisers and paid by non-affiliated institutional clients to Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover

190 Semiannual Report 2007

rates, and other benefits from the allocation of brokerage; the financial condition and stability of Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 6 and 7, 2006 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 11, 2007.

At the January 11, 2007 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by Adviser in follow-up from the December 6 and 7, 2006 Board meeting and, after consulting among themselves, and with Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Global Financial Services Fund

The Board considered that the Fund had underperformed its benchmark, the MSCIWorld/ Financials Index, for the one-and three-year periods. The Board also considered that performance of the Fund’s Class A shares had ranked in the first quintile of the Fund’s Lipper-constructed Performance Group over the one-, two-, three-, and four-year periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, and based on the factors described above, the Board concluded the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee placed the Fund in the fourth quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed it in the third quintile. Although the Fund’s contractual advisory fee compared with peer group funds was relatively high, the Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the Fund’s adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Global Health Sciences Fund

The Board considered that the Fund underperformed its benchmark, the Goldman Sachs Healthcare Index, for the one-and three-year periods and outperformed the benchmark over the five-year period. The Board also considered that performance of the Fund’s Class A shares had ranked in the fifth quintile of the Fund’s Lipper-constructed Performance Group over the one-year period, in the third quintile over the two-, three-, and four-year periods, and in the first quintile over the five-year period. Although the Fund had underperformed for the periods considered, the Board found that: (i) recent Fund performance had shown improvement, (ii) the Fund’s portfolio manager had changed during the year and (iii) management had committed to monitoring the resources available to the Fund. Based on its review, and based on the factors described above, the Board concluded that the nature, extent, and quality of the services provided the Fund will benefit the Fund’s shareholders.

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Supplemental Information (Unaudited) (Continued)

The Board considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the third quintile. Although, the Board found that the Fund’s contractual advisory fee was relatively high compared to its peer group, the Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. Based on its review, the Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

Nationwide Global Natural Resources Fund

The Board considered that the Fund had outperformed its benchmark, the Goldman Sachs Natural Resources Index, for the one-year period. The Board also considered that performance of the Fund’s Class A shares had ranked in the second quintile of the Fund’s Lipper-constructed Performance Group over the one-year period, and in the first quintile over the two-year period. The Board found that performance has been very good over the periods considered. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the fourth quintile. The Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board also considered that the disparity in the total expenses is attributable, in part, to the Fund’s relatively small asset base relative to its peers. Based on its review, the Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

The Board considered that the adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

Nationwide Global Technology and Communications Fund

The Board considered that the Fund had outperformed its benchmark, the Goldman Sachs Technology Index for the one-year period, and underperformed its benchmark for the three- and five-year periods. The Board also considered that the performance of the Fund’s Class A shares ranked in second quintile of the Fund’s Lipper-constructed Performance Group over the one-year period, in the third quintile over the two-year period, in the fourth quintile over the three-year period, and in the fifth quintile over the four-and five-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006, with the Fund showing continued improvement. Based on its review, the Board concluded that the nature, extent, and quality of the services provided the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the second quintile. Although the Board found that the Fund’s contractual advisory fee compared with peer group funds was relatively high, the Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. Based on its review, the Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

192 Semiannual Report 2007

Nationwide Global Utilities Fund

The Board considered that the Fund had outperformed its benchmark, the MSCI World Utilities Index (40%)/ MSCI World Telecom Index (60%), for the one- and three-year periods. The Board also considered that the performance of the Fund’s Class A shares had ranked in the first quintile of the Fund’s Lipper-constructed Performance Group over the one-, two-, three-, and four-year periods. The Board considered that the performance has been very good over the periods considered. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board also considered that the Fund’s total expenses compared with its Lipper-constructed Expense Group was relatively high, placing the Fund in the fifth quintile of its Expense Group, due in part to the relative small asset size of the Fund. The Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during the twelve-month period ended September 30, 2006, compared to a loss for the twelve-month period ended September 30, 2005. The Board considered the costs of the services provided by and the profits realized by the Fund’s adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Mid Cap Growth Leaders Fund

The Board considered that the Fund had underperformed its benchmark, the Russell MidCap Growth Index, for the one-, three- and five-year periods. The Board also considered that the performance of the Fund’s Class A shares had ranked in the second quintile of the Fund’s Lipper-constructed Performance Group over the one-, three-, and five-year periods and in the first quintile over the two- and four-year periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative longer-term performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group, equal to the median of the Expense Group. The Board also considered that the Fund’s total expenses placed it in the third quintile, slightly less than the median of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services during the twelve-month period ended September 30, 2006, compared to a loss for the twelve-month period ended September 30, 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Leaders Fund

The Board considered that the Fund had outperformed the Fund’s benchmark, the S&P 500 Index, for the one- and three-year periods. The Board also considered that performance of the Fund’s Class A shares ranked in the second quintile of its Lipper-constructed Performance Group over the one-year period, and the first quintile over the two-, three-, and four-year periods. The Board found that the Fund’s performance compared to its peer group and benchmark has been very strong for all periods considered. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

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Supplemental Information (Unaudited) (Continued)

The Board also considered that the Fund’s contractual advisory fee and breakpoints, and the Fund’s total fees placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

The Board considered that the adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

Nationwide Small Cap Leaders Fund

The Board considered that the Fund had outperformed its benchmark, the Russell 2000 Index, for the one-year period. The Board also considered that the Fund’s Class A shares had ranked the Fund in the first quintile of its Lipper-constructed Performance Group for the one-year period. The Board found that performance had been very good over all periods considered. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints, and the Fund’s total expenses placed the Fund in the fourth quintile of its Lipper-constructed Expense Group. The Board found that although the Fund’s contractual advisory fee was relatively high compared to its Expense Group, the fee was within the range of fees of its Expense Group, but relatively higher because the Fund is a concentrated product while other fund comprising the Expense Group did not appear to be concentrated funds. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board also noted that the Fund’s adviser had reported a loss from investment management services for this Fund for each of the twelve month periods ended September 30, 2006 and 2005.

Nationwide U.S. Growth Leaders Fund

The Board considered that the Fund had underperformed the Fund’s benchmark, the S&P 500 Index, for the one- and three-year periods, while outperforming the benchmark for the five-year period. The Board also considered that performance of the Fund’s Class A shares of the Fund ranked in the fifth quintile over the one- and two-year periods, the fourth quintile over the three-year period, the second quintile over the four-year period, and the first quintile over the five-year period compared to its Lipper-constructed Performance Group. Based on its review, and giving particular weight to the representations made by management with respect to the actions that will be taken by the Fund’s adviser to improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fifth quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board found that the Fund’s contractual advisory fee is high compared to its Expense Group but noted that the Fund has implemented a performance fee structure (although waived during the year), which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board concluded that the Fund’s management fee and total expenses are fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board also noted that the Fund’s adviser has reported a pre-tax profit margin for the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profit realized by the Fund’s adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

194 Semiannual Report 2007

Nationwide Worldwide Leaders Fund

The Board considered that the Fund underperformed its benchmark, the MSCI World Index, for the one-year period and outperformed the Fund’s benchmark for the three- and five-year periods. The Board also considered that performance of the Fund’s Class A shares had ranked in the third quintile of the Fund’s Lipper-constructed Performance Group over the one-year period, in the first quintile over the two-year period, and in the second quintile over the three-, four-, and five-year periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund the third quintile of its Lipper-constructed Expense Group. The Board noted that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board noted that the Fund’s total expenses was relatively high compared with its Lipper-constructed Expense Group, however, the Board also considered that the Fund’s total expenses were within the range of its Expense Group and the disparity in the total expenses was primarily due to the Fund’s relative small asset base relative to its peers. Based on its review, the Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve-month periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide China Opportunities Fund

The Board considered that the Fund outperformed the Fund’s benchmark, the MSCI Zhong Hua Index, for the one-year period. The Board also considered that the performance of the Class A shares of the Fund had ranked in the first quintile of the Performance Group constructed by Lipper over the one-and two-year periods. The Board found that performance has been very good over all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fifth quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board also considered that the Fund’s total expenses compared with its Lipper-constructed Expense Group were relatively high, but due in part to the Fund’s relatively small asset base. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during the twelve months ended September 30, 2006, compared to a loss for the prior twelve-month period. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Emerging Markets Fund

The Board considered that the Fund underperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the one- and three-year periods and outperformed the Fund’s benchmark over the five-year period. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fourth quintile of the Performance Group constructed by Lipper over the one-, two-, and three-year periods, in the third quintile over the four-year period, and in the second quintile over the five-year period. The Board also considered that the Fund’s portfolio manager had changed in June 2006 and noted that the Fund’s recent performance has been improving and the Fund is currently outperforming

2007 Semiannual Report 195

Supplemental Information (Unaudited) (Continued)

its benchmark. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group, slightly below the median. The Board also considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board also considered that the Fund’s total expenses were low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide International Growth Fund

The Board considered that the Fund outperformed the Fund’s benchmark, the MSCI AC World Index Free ex-US, for the one- and three-year periods and underperformed the Fund’s benchmark over the five-year period. The Board also considered that the performance of the Class A shares of the Fund had ranked in the first quintile of the Performance Group constructed by Lipper over the one-, two-, three-, and four-year periods, and in the second quintile over the five-year period. The Board found that performance has been very good over all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the first quintile of its Lipper-constructed Expense Group. The Board considered that the Fund had implemented a performance fee structure, which is intended to either reward or penalize the adviser for outperforming or underperforming, respectively, the Fund’s benchmark. The Board also considered that the Fund’s total expenses compared with its Lipper-constructed Expense Group were within the range of the Expense Group, but relatively higher due primarily to the Fund’s small asset base relative to the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during the twelve months ended September 30, 2006, compared to a loss for the prior twelve-month period. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Micro Cap Equity Fund

The Board considered that the Fund outperformed the Fund’s benchmark, the Russell Micro Cap Index, for both the one- and three-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the third quintile of the Performance Group constructed by Lipper over the one- and two-year periods, and in the first quintile over the three-and four-year periods. The Board also noted that the Fund’s benchmark was changed on March 1, 2006. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the investment adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered the contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group. The Board found that although the Fund’s contractual advisory fee compared with peer group funds was relatively high, the fees were within the range of those charged by the peer group of funds. The

196 Semiannual Report 2007

Board also considered that the Fund’s total expenses were relatively high compared with its Lipper-constructed Expense Group, with the Fund in the fourth quintile of the Expense Group. The Board considered that the Fund is closed to new investors. Based on its review, the Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the investment adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2005 and 2006. The Board considered the costs of the services provided by and the profits realized by the investment adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide U.S. Growth Leaders Long-Short Fund

The Board considered that the Fund outperformed its benchmark, the Citigroup 3-month T-bill, for the one- and three-year periods. The Board also considered that the performance of the Fund’s Class A shares had ranked in the fourth quintile of the Fund’s Lipper-constructed Performance Group over the one-year period, in the third quintile over the two-year period and in the second quintile over the three-year period. Although the Fund’s performance over the one-year period ranked the Fund in the fourth quintile, the Board found that (i) longer-term relative performance has been at the median of the peer group, (ii) the Fund’s adviser had represented that the new chief investment officer will analyze and monitor Fund performance and report quarterly to the Performance Committee; and (iii) the Fund’s adviser had represented that it believes the recent underperformance by the Fund has been the result of stock selection, and does not expect the underperformance to continue. Based on its review, and giving particular weight to the representations made by management with respect to actions that will be taken by the adviser to improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the fifth quintile. The Board found that although the Fund’s contractual advisory fee compared with peer group funds was high, the adviser agreed to waive 25 basis points for one year. The Board also considered that the Fund’s total expenses were relatively high compared with its Lipper-constructed Expense Group, but the Board found that the higher expense ratio is attributable, in part, to short sale dividend expense which as management explained, is not included in each of the other funds in the Expense Group. Based on its review, and the adviser’s agreement to waive 25 basis points of its advisory fee for a period of one year, the Board concluded that the Fund’s management fee and total expenses were reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the investment adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the investment adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement (and, if applicable, Sub-Advisory Agreement) with respect to each Fund above, should be renewed.

B. Approval of New Advisory Agreement

At its January 11, 2007 meeting, the Board also unanimously approved a new investment advisory agreement (the “New Agreement”) for each Fund with Nationwide Fund Advisors, (“NFA”) the then-current adviser to each of the Funds to become effective upon the closing of the acquisition of NFA by Nationwide Financial Services, Inc. (“NFS”) from Nationwide Corporation (“NWC”) which closed on April 30, 2007 (the “Transaction”). In approving the New Agreement, the Board considered NFA’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with NFA’s senior management with respect to the Funds, including the information provided by management at the Funds’ annual Section 15(c) meetings on

2007 Semiannual Report 197

Supplemental Information (Unaudited) (Continued)

December 6-7, 2006 and January 11, 2007. In addition, the Board also considered NFS’ announced intentions, over time, that NFA will operate exclusively as “manager of managers” in which NFA, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of NFA and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio management services to the Funds should any of the current portfolio mangers elect to terminate their employment with NFA and/or not become employed by an existing or new subadviser for a Fund. In this regard, NFA advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage such Fund, reasonable efforts are being made by NFA to achieve this result. Assuming however that these portfolio managers become employed by an unaffiliated subadviser, NFA, subject to Board approval, has stated its intention to hire such subadviser(s) under the Manager of Managers Exemptive Order that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”) without obtaining shareholder approval. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by NFA were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New Agreement. The Board submitted the New Agreement to each Fund’s shareholders for their approval. A Special Meeting of Shareholders of the Trust was held on April 23, 2007 and several adjournments have been taken with respect to certain Funds of the Trust. As of the date of this report, however all of the above-referenced Funds (except Nationwide Micro Cap Equity Fund, Nationwide U.S. Growth Leaders Fund and Nationwide U.S. Growth Leaders Long-Short Fund) have approved the New Agreement.

C.	Approval of Interim Advisory and with respect to Nationwide Micro Cap Equity Fund, Interim SubAdvisory Agreement(s)

U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, and Nationwide Micro Cap Equity Fund

A Special Meeting of the Board of Trustees was held on April 27, 2007, at which the Board, including a majority of the Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved an interim advisory agreement between the Trust and NFA on behalf of the above-referenced Funds (and, with respect to Nationwide Micro Cap Equity Fund, an interim subadvisory agreement) (the “Interim Agreements”) in accordance with Rule 15a-4 under the 1940 Act to ensure that NFA’s provision of investment advisory services to such Funds continues without interruption until such time as shareholders of each Fund approve the New Agreements.

The Interim Agreements became effective on May 1, 2007, and is identical in all material respects to the Funds’ previous Agreements (with NFA that terminated on April 30, 2007 due to the closing of the Transaction,) and the New Agreements (which shareholders of these three Funds have not yet approved) except for its term, termination and escrow provisions as specifically required under Rule 15a-4. Specifically, the Interim Agreements have a term of 150 days during which all advisory fees paid by a Fund, which shall not be greater than the fees the NFA as adviser (and, with respect to the Nationwide Micro Cap Equity Fund, its subadviser) would have received under the previous Agreements, will be placed in an interest-bearing escrow account until such time as the holders of a majority of the outstanding voting securities of each Fund approve the New Agreements. Upon such approval, the escrowed amount (including interest earned) for a Fund will be paid to NFA. In the event shareholders do not approve the New Agreements within 150 days from the effective date of the Interim Agreements, NFA as adviser (and, with respect to Nationwide Micro Cap Equity Fund, it subadviser) will be paid for services to each such Fund from the escrow account the lesser of (i) any costs incurred in performing services under the Interim Agreement; or (ii) the total amount in the escrow account (plus interest earned).

D. New Sub-Advisory Agreements

Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund (Small Cap Growth Sleeve)

Finally, the Board also approved at its January 11, 2007 meeting, a subadvisory agreement between the Trust, on behalf of the above-referenced Funds (“NorthPointe Funds”), NFA and NorthPointe Capital LLC (“NorthPointe”) to take effect

198 Semiannual Report 2007

upon the closing of the Transaction (“New SubAdvisory Agreement”). The Board considered NFA’s representation, as well as the representation of Nationwide Mutual Insurance Company (“Nationwide Mutual”) that as the NorthPointe Funds’ subadviser, NorthPointe will continue to provide the same nature and quality services that NorthPointe provided to the NorthPointe Funds as their adviser. The Board also noted that, as NFA will pay NorthPointe’s subadvisory fee out of the fee NFA receives from each NorthPointe Fund under the New Agreement, the New SubAdvisory Agreement would not result in any change in a NorthPointe Fund’s advisory fee. The Board also approved submission of the New SubAdvisory Agreement to shareholders of record of the NorthPointe Funds as of February 2, 2007. Shareholders of the Nationwide Small Cap Leaders Fund have approved the New Agreement and New SubAdvisory Agreement and these become effective on April 30, 2007. As described above, shareholders of the Micro Cap Equity Fund have not yet approved their New Agreement and New SubAdvisory Agreement described immediately above in Section C.

The Board also noted Nationwide Mutual’s stated intention to seek unaffiliated potential buyers for NorthPointe, in particular Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the NorthPointe Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then-unaffiliated NorthPointe be retained as an unaffiliated subadviser so that the NorthPointe Funds may continue to be managed by the same portfolio managers who currently manage the NorthPointe Funds, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Exemptive Order, NFA, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NorthPointe would become if it were sold to an unaffiliated party, without seeking shareholder approval. Nationwide Mutual and NFA discussed with the Board that if NorthPointe is sold (and therefore becomes unaffiliated with NFA) and the Board approves the hiring of NorthPointe as subadviser to the NFA Funds, shareholders of the NFA Funds will receive notification of this within 90 days from the date of effectiveness of the hiring.

Nationwide Mid Cap Growth Leaders Fund

Additionally, with respect to the Nationwide Mid Cap Growth Leaders Fund (“Mid Cap Growth”) the Board also approved at its January 11, 2007 meeting, a subadvisory agreement between the Trust, on behalf of Mid Cap Growth, NFA and Nationwide Separate Accounts, LLC (“NSA”) to take effect upon the closing of the Transaction (“New SubAdvisory Agreement”). The Board considered NFA’s representation, as well as the representation of Nationwide Mutual Insurance Company (“Nationwide Mutual”) that as Mid Cap Growth’s subadviser, NSA will continue to provide the same nature and quality services that NSA provided to Mid Cap Growth as its adviser. The Board also noted that, as NFA will pay NSA’s subadvisory fee out of the fee NFA receives from Mid Cap Growth under the New Agreement, the New SubAdvisory Agreement would not result in any change in Mid Cap Growth’s advisory fee. The Board also approved submission of the New SubAdvisory Agreement to shareholders of record of Mid Cap Growth as of February 2, 2007. Shareholders of Mid Cap Growth have approved the New Agreement and New SubAdvisory Agreement and these become effective on April 30, 2007.

The Board also noted Nationwide Mutual’s stated intention to seek unaffiliated potential buyers for NSA, in particular Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage Mid Cap Growth’s and to recommend to the Board, that if acquired by an unaffiliated adviser, then-unaffiliated NSA be retained as an unaffiliated subadviser so that Mid Cap Growth may continue to be managed by the same portfolio managers who currently manage Mid Cap Growth, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Exemptive Order, NFA, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NSA would become if it were sold to an unaffiliated party, without seeking shareholder approval. Nationwide Mutual and NFA discussed with the Board that if NSA is sold (and therefore becomes unaffiliated with NFA) and the Board approves the hiring of NSA as subadviser to Mid Cap Growth, shareholders of Mid Cap Growth will receive notification of this within 90 days from the date of effectiveness of the hiring.

2007 Semiannual Report 199

Supplemental Information (Unaudited)

Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

*	This meeting was previously adjourned on April 23, 2007.

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund,

200 Semiannual Report 2007

Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

Nationwide Optimal Allocations Fund:
Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

2007 Semiannual Report 201

Supplemental Information (Unaudited) (Continued)

*	This meeting was previously adjourned on April 23, 2007.

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice — first on April 23, 2007 and again on April 25, 2007.

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

	Shares	Shares	Shares	Broker
	Voted For	Voted Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times — first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

202 Semiannual Report 2007

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

2007 Semiannual Report 203

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SemiannualReport

April 30, 2007 (Unaudited)

Contents
Index Series*
3	Nationwide Bond Index Fund
26	Nationwide International Index Fund
55	Nationwide Mid Cap Market Index Fund
67	Nationwide S&P 500 Index Fund
80	Nationwide Small Cap Index Fund

126	Notes to Financial Statements

* Prior to May 1, 2007, each Fund was known as Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

Sales charge and fee information:

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2 Semiannual Report 2007

Nationwide Bond Index Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Bond Index Fund (Class A at NAV) returned 2.29% versus 2.63% for its benchmark, the Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 542 funds as of April 30, 2007) was 2.53%.

Can you describe the market environment during the reporting period?

The 10-year U.S. Treasury note yield stood at 4.63% on April 30, 2007, representing an increase of just two basis points (bps) since the beginning of the semiannual period. Yields on one-month Treasury bills declined from 5.18% to 4.80% during the period, while yields on two-year Treasury notes fell 11 bps, or 0.11%, to 4.60%.

Long-term bond yields traded in a relatively narrow range during the reporting period, ending with little change. Moderate economic activity and relatively tame inflationary pressures kept financial conditions fairly balanced. The federal funds rate remained at 5.25% on April 30, 2007, a level that has been sustained since June 2006. Late in the period, turmoil in the subprime mortgage market exacerbated fears of a slowdown in economic growth. Inflation was moderate by historical standards yet persisted at a level above the Federal Reserve Board’s implicit comfort zone. The prices of short-term bonds responded by rallying on increased expectations of a Federal Reserve interest-rate cut; at the same time, longer-maturity issues sold off as a result of inflationary fears. Consequently, the yield curve— a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities steepened slightly (yields on shorter-term securities declined while longer-term yields rose). For some time before that, yields had been flat (short- and long-term yields were virtually equal) to inverted (the yields on short-term issues exceeded those of long-term issues).

The preliminary estimate of first-quarter 2007 gross domestic product (GDP) growth came in at 1.3%, which was weaker than expected and would be the slowest pace in four years. Although manufacturing and industrial production data came in weaker, durable goods orders bounced back briskly in March. While housing starts rose unexpectedly in March, the second consecutive month for such activity, home sales data disappointed.

What areas detracted from Fund performance?

Although U.S. Treasuries finished the reporting period in positive territory, these instruments were the weakest performers in the Fund and the Index.

What areas of investment provided the most positive returns for the Fund?

All sectors within the Lehman Brothers U.S. Aggregate Index saw modest gains during the reporting period. The mortgage-backed securities (MBS), corporate bond and U.S. Agency sectors posted the highest returns within the Index.

What is your outlook for the near term?

While U.S. equity markets have recovered from their setback in early 2007 to reach new highs, bond markets have been more nervous about the incoming market data. With the Fed currently at an uncomfortable neutral position— below-trend growth and above-trend inflation— the market has been watching the data. We believe, however, that the evidence thus far has not been convincing either way. We maintain our view that economic growth will continue to moderate slowly and that the Fed will remain on hold with interest rates for the remainder of the year.

The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index as closely as possible before the deduction of Fund expenses.

Portfolio Managers: BlackRock Investment Management, LLC— Subadviser; Keith Anderson, Scott Amero, Andrew Philips and Matthew Marra

Funds in the Lipper Intermediate Investment Grade Debt Funds category invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years.

This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are as of April 2007 and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Past performance does not guarantee future results. There is no guarantee that any forecasts made will come to pass. Any investments named within this material may not necessarily be held in any accounts managed by BlackRock. Reliance upon information in this material is at the sole discretion of the reader.

2007 Semiannual Report 3

Nationwide Bond Index Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**	Ratio**

Class A	w/o SC2	2.29%	6.68%	4.43%	5.91%	0.74%	0.71%
	w/SC3	-3.59%	0.51%	3.19%	5.29%

Class B4	w/o SC2	1.98%	6.04%	3.80%	5.56%	1.35%	1.32%
	w/SC5	-3.02%	1.04%	3.45%	5.56%

Class C7	w/o SC2	1.95%	5.91%	3.80%	5.56%	1.35%	1.32%
	w/SC8	0.95%	4.91%	3.80%	5.56%

Institutional Class[6]		2.49%	7.00%	4.84%	6.23%	0.35%	0.32%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

4 Semiannual Report 2007

Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund, the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 5

Shareholder	Nationwide Bond Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses
			Account Value	Account Value	Paid	Annualized
Nationwide Bond Index Fund			11/01/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,022.90	$3.51	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.53	$3.51	0.70%

Class B	Actual		$1,000.00	$1,019.80	$6.61	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%

Class C	Actual		$1,000.00	$1,019.50	$6.61	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%

Institutional Class	Actual		$1,000.00	$1,024.90	$1.61	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.41	$1.61	0.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

6 Semiannual Report 2007

Portfolio Summary
Nationwide Bond Index Fund
(April 30, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Agency Long-Term Obligations	52.2%
Corporate Bonds	27.2%
U.S. Treasury Notes	9.9%
Repurchase Agreements	8.1%
Sovereign Bonds	3.6%
Yankee Dollars	2.0%
Asset-Backed Securities	1.6%
U.S. Government Sponsored & Agency Obligations	1.5%
U.S. Treasury Obligations	1.5%
Mortgage-Backed Obligations	0.4%
Municipal Bonds	0.1%
Other Investments*	1.9%
Liabilities in excess of other assets**	-10.0%

100.0%

Top Industries

Banks	7.2%
Diversified Financial Services	6.1%
Other Financial	4.9%
Automobiles	2.4%
Service Companies	2.1%
Manufacturing	2.0%
Electric Power	1.4%
Telephones	1.1%
Energy Companies	0.8%
Consumer Goods	0.8%
Other	71.2%

100.0%

Top Holdings***

U.S. Treasury Notes, 4.50%, 09/30/11	2.8%
U.S. Treasury Notes, 4.75%, 02/15/10	2.8%
Federal National Mortgage Association, 5.75%, 02/15/08	2.8%
Federal Home Loan Mortgage Corporation, Pool #A53632, 6.00%, 10/01/36	2.3%
U.S. Treasury Bonds, 6.25%, 08/15/23	2.1%
Federal Home Loan Mortgage Corporation, Pool #A49653, 5.50%, 06/01/36	2.0%
U.S. Treasury Bonds, 6.38%, 08/15/27	1.5%
U.S. Treasury Notes, 4.00%, 02/15/15	1.4%
Federal Home Loan Mortgage Corporation, Pool #G02186, 5.00%, 05/01/36	1.4%
Federal National Mortgage Association, 6.63%, 09/15/09	1.3%
Other	79.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

See Accompanying Notes to Financial Statements

2007 Semiannual Report 7

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities (1.6%) (a)

	Principal
	Amount	Value

Diversified Financial Services (1.6%)
Aegis Asset Backed Securities Trust,
5.40%, 01/25/37	$5,043,139	$5,042,817
Fremont Home Loan Trust,
5.49%, 01/25/36	4,715,660	4,716,706
Residential Accredit Loans, Inc.,
5.50%, 11/25/36	6,225,406	6,216,892

Total Asset-Backed Securities (Cost $15,986,766)		15,976,415

Corporate Bonds (27.2%)
Airline (0.0%)
Continental Airlines, Inc.,
6.56%, 08/15/13	162,000	170,100

Automobiles (2.6%)
DaimlerChrysler AG
4.05%, 06/04/08 (b)	451,000	444,707
5.88%, 03/15/11	513,000	522,571
7.30%, 01/15/12	271,000	292,209
6.50%, 11/15/13 (b)	338,000	355,816
8.50%, 01/18/31	256,000	322,574
Ford Credit Auto Owner Trust,
5.42%, 07/15/09	9,533,991	9,538,349
Honda Auto Receivables Owner Trust,
5.12%, 10/15/10	6,551,000	6,549,998
Nissan Auto Receivables Owner Trust,
4.74%, 09/15/09	7,679,000	7,646,476

		25,672,700

Banks (6.7%)
Bank of America Corp.
3.25%, 08/15/08	221,000	215,802
4.50%, 08/01/10	144,000	141,918
4.38%, 12/01/10	410,000	401,718
5.38%, 08/15/11	267,000	270,117
4.88%, 09/15/12	201,000	198,686
4.88%, 01/15/13	451,000	444,065
4.75%, 08/01/15	431,000	413,963
5.25%, 12/01/15 (b)	513,000	508,277
6.00%, 06/15/16	205,000	214,046
5.63%, 10/14/16	1,845,000	1,881,256
4.84%, 07/10/45	1,936,000	1,884,619
5.36%, 10/10/45 (b)	2,830,000	2,823,430
Bank of New York Corp.,
5.05%, 03/03/09	369,000	367,024
BB&T Corp.
6.50%, 08/01/11	1,558,000	1,636,414
4.75%, 10/01/12	164,000	160,644
Capital One Bank
4.88%, 05/15/08	533,000	530,712
5.75%, 09/15/10	164,000	166,481
Capital One Financial
5.50%, 06/01/15	308,000	302,945
5.25%, 02/21/17	211,000	201,090
Citigroup, Inc.
6.38%, 11/15/08	113,000	115,072
3.63%, 02/09/09	582,000	568,441
4.13%, 02/22/10	369,000	360,897
4.63%, 08/03/10 (b)	226,000	223,575
6.50%, 01/18/11	92,000	96,360
5.13%, 02/14/11	62,000	62,107
6.00%, 02/21/12	103,000	106,871
5.63%, 08/27/12	205,000	209,335
5.30%, 01/07/16	246,000	244,960
5.85%, 08/02/16	287,000	296,996
6.63%, 06/15/32	232,000	253,226
5.88%, 02/22/33	82,000	81,507
5.85%, 12/11/34	625,000	629,232
Comerica, Inc.,
4.80%, 05/01/15	123,000	116,421
Fifth Third Bank,
4.20%, 02/23/10	707,000	692,516
First Union National Bank,
6.14%, 03/15/33	2,187,519	2,245,984
Golden West Financial Corp.,
4.75%, 10/01/12	109,000	106,978
HSBC Bank USA
3.88%, 09/15/09	728,000	708,525
4.63%, 04/01/14	410,000	393,296
5.88%, 11/01/34	498,000	496,314
JP Morgan Chase & Co.
6.25%, 01/15/09	41,000	41,681
3.50%, 03/15/09 (b)	1,005,000	976,930
7.88%, 08/01/10	41,000	44,447
4.50%, 11/15/10	1,128,000	1,105,829
4.60%, 01/17/11	410,000	402,562
5.60%, 06/01/11	1,435,000	1,462,061
6.63%, 03/15/12	447,000	474,067
5.25%, 01/30/13	103,000	103,156
4.75%, 03/01/15 (b)	176,000	170,323
5.15%, 10/01/15	349,000	343,378

8 Semiannual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Banks (continued)
5.88%, 06/13/16	$308,000	$318,595
5.50%, 02/15/19 (a) (c) (d)	9,994,000	9,995,057
8.00%, 04/29/27	202,000	247,057
6.45%, 03/15/33	2,604,000	2,708,856
6.47%, 11/15/35	2,264,000	2,371,018
5.00%, 10/15/42 (a)	1,546,000	1,507,341
5.88%, 04/15/45 (a) (b)	2,321,000	2,413,855
5.44%, 06/12/47	2,461,000	2,464,906
JP Morgan Commercial Mortgage Securities Corp.,
6.85%, 11/15/35 (a) (c) (d)	1,292,000	1,381,318
Key Bank NA
5.70%, 08/15/12	185,000	189,019
5.80%, 07/01/14	103,000	105,465
M & T Bank Corp.,
3.85%, 04/01/13	300,000	296,676
Marshall & Ilsley Bank,
5.25%, 09/04/12 (b)	113,000	113,550
MBNA America Bank Corp.
4.63%, 08/03/09	874,000	866,757
5.00%, 05/04/10	226,000	225,936
7.13%, 11/15/12 (c) (d)	140,000	152,830
National City Corp.
3.20%, 04/01/08	164,000	160,830
4.90%, 01/15/15	246,000	237,652
Nationsbank Corp.,
6.60%, 05/15/10	82,000	85,611
PNC Funding Corp.,
5.25%, 11/15/15	246,000	242,673
Popular North America, Inc.,
4.70%, 06/30/09	226,000	223,299
Regions Financial Corp.,
6.38%, 05/15/12	62,000	64,777
Sanwa Bank Ltd.,
7.40%, 06/15/11 (b)	246,000	266,645
Sovereign Bancorp., Inc.,
5.13%, 03/15/13	200,000	196,662
State Street Bank and Trust,
5.30%, 01/15/16	200,000	198,883
SunTrust Banks, Inc.
5.20%, 01/17/17	123,000	121,021
5.45%, 12/01/17	127,000	126,784
Synovus Financial Corp.,
4.88%, 02/15/13	62,000	61,032
U.S. Bancorp,
4.50%, 07/29/10 (b)	205,000	201,717
U.S. Bank NA
4.95%, 10/30/14	185,000	180,980
4.80%, 04/15/15	92,000	88,374
U.S. Bank NA Minnesota,
6.38%, 08/01/11	349,000	365,515
Union Planters Corp.,
4.38%, 12/01/10	62,000	60,772
Unionbancal Corp.,
5.25%, 12/16/13	144,000	142,961
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4,
5.31%, 11/15/48	2,050,000	2,032,820
Wachovia Corp.
3.63%, 02/17/09	1,220,000	1,189,437
5.30%, 10/15/11	1,435,000	1,445,994
4.88%, 02/15/14	127,000	123,667
5.60%, 03/15/16	492,000	498,134
7.12%, 04/15/34	1,189,000	1,254,613
5.50%, 08/01/35	338,000	316,408
5.57%, 10/15/48 (a) (b)	1,968,000	1,993,175
Washington Mutual Bank,
5.13%, 01/15/15	718,000	691,509
Washington Mutual, Inc.
4.00%, 01/15/09	205,000	200,847
5.50%, 01/15/13	182,000	181,368
Wells Fargo & Co.
3.50%, 04/04/08 (b)	256,000	251,757
3.13%, 04/01/09	882,000	851,750
4.20%, 01/15/10	328,000	321,846
6.45%, 02/01/11	591,000	618,858
5.13%, 09/15/16	144,000	141,352
5.38%, 02/07/35	318,000	299,620

		66,693,833

Building Products (0.1%)
CRH America, Inc.,
6.00%, 09/30/16	615,000	628,703

Computers & Peripherals (0.0%)
Cisco Systems, Inc.,
5.25%, 02/22/11	205,000	206,464

Consumer Goods (0.7%)
Altria Group, Inc.,
7.00%, 11/04/13	410,000	445,196
Anheuser-Busch Co., Inc.
4.38%, 01/15/13	21,000	20,133

2007 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Consumer Goods (continued)
5.00%, 03/01/19	$164,000	$156,104
5.75%, 04/01/36	226,000	218,876
6.00%, 11/01/41	103,000	101,087
Archer-Daniels-Midland
5.94%, 10/01/32	240,000	237,039
5.38%, 09/15/35	103,000	95,322
Bottling Group LLC,
4.63%, 11/15/12	287,000	280,494
Cadbury Schweppes PLC,
5.13%, 10/01/13 (c) (d)	123,000	119,875
Campbell Soup Co.,
4.88%, 10/01/13	164,000	160,497
Coca-Cola Bottling Co.,
5.00%, 11/15/12	62,000	60,681
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	246,000	280,823
6.95%, 11/15/26	103,000	115,184
6.75%, 09/15/28	244,000	267,723
Conagra Foods, Inc.,
6.75%, 09/15/11	62,000	65,483
Fortune Brands, Inc.
5.13%, 01/15/11	287,000	284,335
5.38%, 01/15/16	185,000	175,671
General Mills, Inc.,
6.00%, 02/15/12	185,000	191,338
Hershey Co.,
5.45%, 09/01/16	267,000	268,141
JC Penney Corp, Inc.,
5.75%, 02/15/18	600,000	598,621
Kellogg Co.
2.88%, 06/01/08	420,000	409,008
7.45%, 04/01/31	103,000	121,387
Kraft Foods, Inc.
4.13%, 11/12/09	410,000	399,748
5.63%, 11/01/11	326,000	330,187
6.50%, 11/01/31	131,000	134,579
Miller Brewing Co.,
5.50%, 08/15/13 (c) (d)	103,000	103,399
Pepsi Bottling Group, Inc.,
7.00%, 03/01/29	144,000	164,251
PepsiAmericas, Inc.,
4.88%, 01/15/15	308,000	297,571
Procter & Gamble Co.
6.88%, 09/15/09	131,000	136,505
4.95%, 08/15/14 (b)	205,000	202,097
4.85%, 12/15/15 (b)	123,000	119,982
5.80%, 08/15/34	205,000	210,098
Sara Lee Corp.,
6.25%, 09/15/11	174,000	179,790
Sysco Corp.,
5.38%, 09/21/35	74,000	69,545
Unilever Capital Corp.
7.13%, 11/01/10	226,000	239,930
5.90%, 11/15/32	144,000	141,315
WM Wrigley Jr Co.,
4.65%, 07/15/15	150,000	143,669

		7,545,684

Diversified Financial Services (4.4%)
AXA Financial, Inc.,
7.75%, 08/01/10	185,000	199,387
Bear Stearns Co., Inc.
4.55%, 06/23/10	2,543,000	2,501,018
4.66%, 06/11/41	1,384,000	1,317,503
Countrywide Home Loans, Inc.,
3.25%, 05/21/08	125,000	122,195
Credit Suisse First Boston Mortgage Corp.
5.72%, 11/15/19 (a) (c) (d)	10,252,000	10,246,998
6.73%, 12/18/35	2,078,000	2,178,450
5.18%, 11/15/36	2,050,000	2,042,175
Credit Suisse First Boston USA, Inc.,
5.52%, 08/15/18 (a) (c) (d)	656,939	656,943
CW Capital Cobalt,
5.22%, 08/15/48	2,461,000	2,423,960
Financing Corp.,
9.80%, 11/30/17	12,000	16,656
Goldman Sachs Mortgage Securities Corp.,
5.28%, 08/10/38 (a)	2,133,000	2,131,358
Household Finance Corporation,
5.88%, 02/01/09	664,000	671,613
KFW International Finance,
5.13%, 05/13/09	1,500,000	1,511,358
Lehman Brothers Holdings, Inc.
3.50%, 08/07/08	492,000	480,845
5.50%, 04/04/16 (b)	1,025,000	1,026,307
Lehman Brothers - UBS Commercial Mortgage Trust,
5.12%, 11/15/32 (b)	2,161,000	2,147,167
Lincoln National Corp.,
6.15%, 04/07/36	410,000	421,231

10 Semiannual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Diversified Financial Services (continued)
Morgan Stanley
6.20%, 11/15/31	$4,510,795	$4,562,589
6.71%, 12/15/31	1,540,177	1,561,668
4.73%, 06/12/47	2,153,000	2,125,640
Residential Capital Corp.
6.38%, 06/30/10	205,000	205,548
5.65%, 08/25/35 (a)	4,106,748	4,102,699
SLM Corp.,
5.13%, 08/27/12	1,025,000	957,182

		43,610,490

Electric Power (1.4%)
Alabama Power Co.,
5.70%, 02/15/33 (b)	226,000	222,557
American Electric Power Co.,
5.25%, 06/01/15	133,000	131,616
Appalachian Power Co.,
5.80%, 10/01/35	144,000	139,438
Arizona Public Service Co.,
5.50%, 09/01/35	150,000	135,428
Baltimore Gas & Electric,
5.90%, 10/01/16 (c) (d)	615,000	625,619
Centerpoint Energy Resources,
7.88%, 04/01/13	246,000	274,733
Cincinnati Gas & Electric Co.,
5.40%, 06/15/33	51,000	45,788
Cincinnati Gas & Electric Corp.,
5.70%, 09/15/12	29,000	29,553
Commonwealth Edison Corp.,
6.15%, 03/15/12	82,000	83,209
Consolidated Edison, Inc.
4.70%, 06/15/09	103,000	102,241
7.15%, 12/01/09	25,000	26,232
4.88%, 02/01/13	86,000	84,370
5.38%, 12/15/15	123,000	123,118
5.88%, 04/01/33	82,000	82,441
Consolidated Natural Gas, Inc.,
5.00%, 12/01/14	396,000	385,519
Constellation Energy Group, Inc.,
6.13%, 09/01/09	217,000	221,095
Consumers Energy - ITC
4.25%, 04/15/08	84,000	83,116
4.00%, 05/15/10	82,000	79,083
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	115,898
6.30%, 03/15/33	308,000	316,586
5.95%, 06/15/35	174,000	171,556
DTE Energy Co.,
6.35%, 06/01/16	287,000	299,855
Entergy Gulf States, Inc.,
5.25%, 08/01/15	123,000	117,441
Entergy Mississippi, Inc.,
5.15%, 02/01/13	201,000	196,591
FirstEnergy Corp.,
7.38%, 11/15/31	287,000	329,459
Florida Power & Light Co.
4.85%, 02/01/13	103,000	101,272
5.85%, 02/01/33	70,000	70,984
5.90%, 03/01/33	47,000	47,219
5.95%, 10/01/33	53,000	54,472
5.40%, 09/01/35	90,000	85,686
General Electric Capital Corp.,
4.35%, 06/10/48	2,461,000	2,411,399
Georgia Power Corp.,
5.13%, 11/15/12	74,000	73,854
Metropolitan Edison,
4.88%, 04/01/14	164,000	157,618
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	441,000	455,363
6.13%, 04/01/36	205,000	208,371
New York State Electric & Gas Corp.,
5.75%, 05/01/23	41,000	39,209
Ohio Power Co.
6.00%, 06/01/16	349,000	361,573
6.60%, 02/15/33	164,000	176,492
Oncor Electric Deliver
6.38%, 05/01/12	68,000	70,941
6.38%, 01/15/15	308,000	321,364
Pacific Gas & Electric Co.
3.60%, 03/01/09	451,000	439,320
4.20%, 03/01/11 (b)	492,000	477,313
4.80%, 03/01/14	328,000	318,500
5.80%, 03/01/37	400,000	394,158
Pacificorp,
5.25%, 06/15/35	123,000	113,123
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	77,571
7.45%, 08/15/32	82,000	94,020
Progress Energy, Inc.
7.10%, 03/01/11	85,000	90,787
7.75%, 03/01/31	164,000	198,593

2007 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Electric Power (continued)
PSEG Power Corp.
6.95%, 06/01/12	$51,000	$54,546
5.50%, 12/01/15	287,000	283,899
Public Service Co. of Colorado,
5.50%, 04/01/14	174,000	175,682
Public Service Electric & Gas,
5.13%, 09/01/12	135,000	134,425
Public Service New Mexico Corp.,
4.40%, 09/15/08	72,000	71,062
Puget Energy, Inc.,
5.48%, 06/01/35	103,000	94,711
Scana Corp.
6.88%, 05/15/11	359,000	381,072
6.25%, 02/01/12	103,000	107,415
South Carolina Electric & Gas Co.,
4.80%, 10/01/12	267,000	263,044
Southern California Edison Co.
6.00%, 01/15/34 (b)	123,000	126,919
5.55%, 01/15/36	164,000	159,088
Southern Power Co.,
6.25%, 07/15/12	174,000	181,282
TXU Energy Co.,
6.13%, 03/15/08	316,000	317,626
Virginia Electric Power,
5.40%, 01/15/16	103,000	102,568
Westar Energy, Inc.,
6.00%, 07/01/14	185,000	190,398
Wisconsin Electric Power,
5.63%, 05/15/33	41,000	39,859
Wisconsin Energy Corp.,
5.50%, 12/01/08	123,000	123,567
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	172,769
6.50%, 07/01/36	123,000	129,411

		14,371,087

Energy Companies (0.7%)
AGL Capital Corp.,
4.45%, 04/15/13	123,000	115,965
Amerada Hess Corp.,
7.30%, 08/15/31	246,000	275,032
Apache Corp.
6.25%, 04/15/12	160,000	167,315
7.63%, 07/01/19	41,000	47,110
Atmos Energy Corp.
4.00%, 10/15/09	287,000	278,532
5.13%, 01/15/13	92,000	89,579
4.95%, 10/15/14 (b)	185,000	176,343
BP Amoco PLC,
5.90%, 04/15/09	82,000	83,393
Colonial Pipeline,
7.63%, 04/15/32 (d)	150,000	186,325
Conoco Funding Co.,
4.75%, 10/15/12	470,000	464,442
Conoco, Inc.,
6.95%, 04/15/29	152,000	173,539
Conocophillips,
5.90%, 10/15/32 (b)	123,000	125,280
Duke Energy Corp.
3.75%, 03/05/08	492,000	485,800
6.25%, 01/15/12	480,000	501,423
Enterprise Products,
5.60%, 10/15/14	656,000	658,051
Halliburton Co.,
5.50%, 10/15/10	328,000	332,101
Kinder Morgan Energy Partners LP
7.50%, 11/01/10	144,000	154,314
6.75%, 03/15/11 (b)	64,000	67,355
5.80%, 03/15/35	144,000	134,409
Marathon Oil Corp,
6.80%, 03/15/32	82,000	91,095
Motiva Enterprises Corp.,
5.20%, 09/15/12 (c) (d)	51,000	50,805
Murphy Oil Corp.,
6.38%, 05/01/12	41,000	42,566
Nabors, Inc.,
5.38%, 08/15/12	29,000	28,729
Occidental Petroleum,
6.75%, 01/15/12	185,000	198,222
Ocean Energy, Inc.,
7.25%, 10/01/11	402,000	431,145
Phillips Petroleum Co.
8.75%, 05/25/10	246,000	272,082
6.65%, 07/15/18	82,000	90,087
Plains All American Pipeline,
5.63%, 12/15/13	230,000	230,280
Texas Gas Transmission Corp.,
4.60%, 06/01/15	123,000	115,242
TGT Pipelines LLC,
5.20%, 06/01/18	62,000	58,359

12 Semiannual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Energy Companies (continued)
Valero Energy Corp.
6.88%, 04/15/12	$410,000	$437,383
7.50%, 04/15/32	82,000	95,095
Weatherford International, Inc.,
5.50%, 02/15/16	51,000	50,091
XTO Energy, Inc.
4.90%, 02/01/14	103,000	99,616
5.30%, 06/30/15	195,000	190,448
5.65%, 04/01/16	82,000	82,052

		7,079,605

Food Products (0.0%)
Conagra Foods, Inc.,
7.00%, 10/01/28	154,000	165,996

Hotels, Restaurants & Leisure (0.7%) (a) (c) (d)
TW Hotel Funding,
5.57%, 01/15/21	6,650,941	6,651,997

Independent Finance (0.1%)
Credit Suisse First Boston USA, Inc.
4.13%, 01/15/10	277,000	271,224
6.13%, 11/15/11	185,000	192,482
6.50%, 01/15/12	246,000	260,259
5.13%, 01/15/14 (b)	119,000	118,491
7.13%, 07/15/32	595,000	706,503

		1,548,959

Insurance (0.1%)
Aetna, Inc.,
6.00%, 06/15/16	750,000	776,468
North Front Pass,
5.81%, 12/15/24 (c) (d)	205,000	202,877

		979,345

Manufacturing (1.5%)
Albemarle Corp.,
5.10%, 02/01/15 (b)	82,000	78,375
Barrick Gold Finance, Inc.,
4.88%, 11/15/14	160,000	154,218
Black & Decker Corp.,
4.75%, 11/01/14	160,000	148,338
Boeing Co.,
6.13%, 02/15/33	205,000	219,863
Caterpillar, Inc.,
7.30%, 05/01/31	70,000	81,992
Caterpillar Financial Services Corp.,
6.05%, 08/15/36	123,000	126,415
Centex Corp.
7.88%, 02/01/11	103,000	108,652
7.50%, 01/15/12	41,000	42,935
6.50%, 05/01/16	246,000	241,416
Cisco Systems, Inc.,
5.50%, 02/22/16	533,000	535,907
Clorox Co.,
4.20%, 01/15/10	217,000	212,300
Cooper Industries, Inc.,
5.50%, 11/01/09	72,000	72,618
Cytec Industries, Inc.,
6.00%, 10/01/15	113,000	113,511
D.R. Horton, Inc.,
6.00%, 04/15/11	451,000	448,835
Dell Computer Corp.,
7.10%, 04/15/28	144,000	155,013
Dover, Corp.,
4.88%, 10/15/15	156,000	150,702
Dow Chemical,
6.00%, 10/01/12	410,000	422,549
Du Pont,
5.25%, 12/15/16	615,000	603,147
Emerson Electric Co.,
6.00%, 08/15/32	57,000	59,426
Exelon Corp.
4.90%, 06/15/15	287,000	272,585
5.63%, 06/15/35 (b)	164,000	154,119
General Electric Capital Corp.,
5.00%, 02/01/13	646,000	641,321
Goodrich Corp.
6.29%, 01/01/16	246,000	257,474
6.80%, 07/01/36 (b)	129,000	139,733
Harris Corp.,
6.35%, 02/01/28	103,000	105,240
Hewlett Packard Co.
3.63%, 03/15/08	103,000	101,459
6.50%, 07/01/12 (b)	103,000	109,510
Honeywell International, Inc.
6.13%, 11/01/11	103,000	107,402
5.40%, 03/15/16	490,000	488,942
IBM Corp.
5.50%, 01/15/09	82,000	82,635
4.75%, 11/29/12	359,000	354,840
5.88%, 11/29/32	682,000	699,789

2007 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Manufacturing (continued)
International Paper Co.
4.00%, 04/01/10	$349,000	$337,053
5.93%, 10/30/12	30,000	30,492
5.30%, 04/01/15	144,000	138,634
John Deere Capital Corp.,
6.95%, 04/25/14	111,000	121,773
Johnson Controls, Inc.
5.25%, 01/15/11	123,000	123,306
4.88%, 09/15/13	123,000	119,301
Jones Apparel Group Inc.,
6.13%, 11/15/34	66,000	57,690
Kimberly-Clark Corp.,
5.63%, 02/15/12	205,000	209,500
Lennar Corp.
5.95%, 03/01/13	37,000	36,232
5.50%, 09/01/14	205,000	194,551
Lockheed Martin Corp.
7.65%, 05/01/16	123,000	142,606
6.15%, 09/01/36	246,000	256,266
Lubrizol Corp.
5.50%, 10/01/14	246,000	241,514
6.50%, 10/01/34	103,000	103,255
Masco Corp.
5.88%, 07/15/12	148,000	149,193
4.80%, 06/15/15	246,000	225,380
MDC Holdings, Inc.,
5.50%, 05/15/13	103,000	98,407
Motorola, Inc.
7.63%, 11/15/10	111,000	118,786
7.50%, 05/15/25	144,000	157,799
Newell Rubbermaid, Inc.,
4.00%, 05/01/10	62,000	60,127
Newmont Mining Corp.,
5.88%, 04/01/35	164,000	153,929
Norsk Hydro A.S.A.,
6.80%, 01/15/28	425,000	471,193
Northrop Grumman Corp.
7.13%, 02/15/11	424,000	453,188
7.75%, 02/15/31	82,000	101,495
Pitney Bowes, Inc.
4.75%, 01/15/16 (b)	205,000	194,330
4.75%, 05/15/18	62,000	57,656
Praxair, Inc.,
3.95%, 06/01/13	123,000	115,266
Pulte Homes, Inc.
4.88%, 07/15/09	236,000	232,599
7.88%, 08/01/11	16,000	17,067
6.25%, 02/15/13	43,000	42,835
6.00%, 02/15/35	103,000	92,385
Raytheon Co.
5.50%, 11/15/12	62,000	63,032
6.40%, 12/15/18	144,000	155,713
7.00%, 11/01/28	92,000	105,339
Rockwell Collins Corp.,
4.75%, 12/01/13	205,000	201,929
Rohm & Haas Co.,
7.85%, 07/15/29	82,000	97,072
Ryland Group,
5.38%, 01/15/15 (b)	164,000	151,540
Sealed Air Corp. (c) (d)
5.38%, 04/15/08	82,000	81,542
6.95%, 05/15/09	23,000	23,737
Stanley Works,
4.90%, 11/01/12	92,000	90,179
Vale Overseas Ltd,
6.88%, 11/21/36	656,000	695,818
Westvaco Corp.,
7.95%, 02/15/31	82,000	89,157
Weyerhaeuser Co.
5.95%, 11/01/08	127,000	128,103
6.75%, 03/15/12	543,000	571,915
7.38%, 03/15/32	154,000	162,834

		14,962,979

Media (0.0%)
Embarq Corp.,
7.08%, 06/01/16	92,000	95,049
Viacom, Inc.,
6.88%, 04/30/36	226,000	228,879

		323,928

Metals & Mining (0.0%) (c) (d)
Alcoa, Inc.,
5.87%, 02/23/22	435,000	437,095

Multiline Retail (0.1%)
Costco Wholesale Corp,
5.50%, 03/15/17	575,000	580,146
Yum! Brands, Inc.,
8.88%, 04/15/11	82,000	91,957

		672,103

14 Semiannual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (0.3%)
Anadarko Petroleum Corp.,
6.45%, 09/15/36	$369,000	$369,932
Canadian Natural Resources,
6.25%, 03/15/38	410,000	406,967
Consolidated Natural Gas,
6.25%, 11/01/11	313,000	325,437
Kinder Morgan Finance,
6.40%, 01/05/36	525,000	493,325
Texas East Transmission Corp,,
7.30%, 12/01/10	1,525,000	1,628,477

		3,224,138

Other Financial (4.1%)
Ace Ina Holdings,
5.88%, 06/15/14 (b)	390,000	399,061
AIG,
6.90%, 03/15/32 (c) (d)	287,000	327,855
Allstate Corp.
6.13%, 02/15/12	176,000	183,427
5.00%, 08/15/14 (b)	205,000	201,172
6.13%, 12/15/32	82,000	83,772
5.55%, 05/09/35	62,000	58,876
5.95%, 04/01/36	82,000	82,238
American Express Co.,
4.88%, 07/15/13 (b)	937,000	922,867
American General Corp.,
7.50%, 07/15/25	103,000	121,326
American General Finance,
5.38%, 10/01/12	697,000	700,746
American International Group, Inc.
5.05%, 10/01/15 (b)	103,000	101,219
6.25%, 05/01/36	164,000	173,819
Ameritech Capital Funding,
6.45%, 01/15/18	62,000	64,621
Associates Corp. of North America,
6.95%, 11/01/18	236,000	265,513
Axa Financial, Inc.,
7.00%, 04/01/28	92,000	102,882
Bae Systems Holdings, Inc.,
4.75%, 08/15/10 (c) (d)	164,000	161,952
Bear Stearns Co., Inc.
5.70%, 11/15/14	256,000	259,375
5.30%, 10/30/15	123,000	121,184
4.65%, 07/02/18	246,000	224,402
Berkley Corp.,
5.13%, 09/30/10	72,000	71,626
Berkshire Hathaway, Inc.
4.13%, 01/15/10	574,000	562,440
4.85%, 01/15/15	246,000	239,340
Boeing Capital Corp.,
6.10%, 03/01/11 (b)	35,000	36,397
BP Capital Markets America,
4.20%, 06/15/18	103,000	92,405
Bunge International Ltd., 5.10%, 07/15/15	62,000	58,497
Caterpillar Financial Services Corp.
2.70%, 07/15/08	287,000	278,416
4.50%, 06/15/09	144,000	142,380
5.05%, 12/01/10	410,000	410,723
5.50%, 03/15/16	205,000	206,663
ChevronTexaco Capital Corp.,
8.63%, 06/30/10	49,000	54,812
CIT Group, Inc.
3.88%, 11/03/08	320,000	313,117
4.75%, 12/15/10	139,000	135,980
5.13%, 09/30/14	174,000	167,848
5.40%, 01/30/16	123,000	118,992
5.85%, 09/15/16	750,000	748,347
6.00%, 04/01/36	144,000	139,966
CitiFinancial Credit Co.,
10.00%, 05/15/09	41,000	44,842
Conocophillips,
5.50%, 04/15/13	226,000	230,350
Countrywide Financial Corp.,
5.63%, 07/15/09	390,000	391,711
Countrywide Home Loan,
4.00%, 03/22/11	369,000	350,434
Devon Financing Corp.,
6.88%, 09/30/11	447,000	476,493
Duke Capital LLC,
6.75%, 02/15/32 (b)	123,000	126,500
ERP Operating LP
5.25%, 09/15/14	328,000	324,999
5.38%, 08/01/16	205,000	203,932
First Data Corp.
3.38%, 08/01/08	246,000	241,286
4.95%, 06/15/15	103,000	101,709
General Electric Capital Corp.
4.63%, 09/15/09 (b)	441,000	437,601
3.75%, 12/15/09 (b)	574,000	557,190
5.50%, 04/28/11 (b)	287,000	291,289
5.88%, 02/15/12	41,000	42,293
6.00%, 06/15/12	182,000	189,054

2007 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
4.88%, 03/04/15	$431,000	$420,358
5.00%, 01/08/16 (b)	205,000	200,567
6.75%, 03/15/32	1,167,000	1,328,725
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	63,337
6.50%, 06/15/34	144,000	154,152
Glaxosmithkline PLC,
5.38%, 04/15/34	139,000	134,110
Goldman Sachs Group, Inc.
3.88%, 01/15/09	410,000	402,351
6.65%, 05/15/09	287,000	295,688
6.60%, 01/15/12	72,000	76,026
5.25%, 04/01/13	461,000	458,951
5.25%, 10/15/13	605,000	601,493
5.13%, 01/15/15	461,000	450,711
5.35%, 01/15/16	308,000	304,008
6.13%, 02/15/33	800,000	811,052
Harley Davidson Funding,
3.63%, 12/15/08 (c) (d)	246,000	239,959
Hartford Financial Services Group
4.75%, 03/01/14	82,000	79,186
6.10%, 10/01/41	41,000	41,591
HJ Heinz Finance,
6.75%, 03/15/32	62,000	62,441
Household Finance Corp.
4.75%, 05/15/09	533,000	529,186
7.00%, 05/15/12	564,000	605,907
HSBC Finance Corp.
4.75%, 04/15/10	246,000	243,582
5.25%, 04/15/15	185,000	182,668
5.00%, 06/30/15	349,000	337,625
Infinity Property & Casualty,
5.50%, 02/18/14	82,000	80,087
ING Sec Life Institutional Fund,
4.25%, 01/15/10 (c) (d)	820,000	803,086
International Lease Finance Corp.
3.50%, 04/01/09	205,000	199,015
5.00%, 04/15/10	410,000	409,064
Istar Financial, Inc.,
5.65%, 09/15/11	176,000	177,397
Jefferies Group, Inc.,
6.25%, 01/15/36 (b)	123,000	119,320
John Deere Capital Corp.
4.88%, 03/16/09	246,000	244,742
4.40%, 07/15/09	267,000	263,084
John Hancock Financial Services, Inc.,
5.63%, 12/01/08	41,000	41,282
Lehman Brothers Holdings, Inc.
4.25%, 01/27/10 (b)	318,000	312,009
7.88%, 08/15/10	40,000	43,157
6.63%, 01/18/12	365,000	385,678
4.80%, 03/13/14	513,000	494,611
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	73,748
5.75%, 09/15/15	377,000	367,699
Mellon Financial Corp.
6.40%, 05/14/11	185,000	193,920
5.00%, 12/01/14	185,000	181,555
MetLife, Inc.
6.13%, 12/01/11	445,000	463,217
5.50%, 06/15/14	185,000	187,049
5.70%, 06/15/35 (b)	226,000	219,059
Monumental Global Funding II,
4.38%, 07/30/09 (c) (d)	205,000	201,727
Morgan Stanley
3.63%, 04/01/08	718,000	707,610
6.60%, 04/01/12	349,000	369,632
5.30%, 03/01/13	461,000	462,478
4.75%, 04/01/14	410,000	392,580
5.45%, 01/09/17	1,845,000	1,823,993
7.25%, 04/01/32	226,000	261,894
National Rural Utilities
4.75%, 03/01/14	226,000	219,192
8.00%, 03/01/32	111,000	142,837
Nisource Finance Corp.,
5.25%, 09/15/17	180,000	171,356
Nissan Motor Acceptance,
4.63%, 03/08/10 (c) (d)	213,000	208,651
NLV Financial Corp.,
7.50%, 08/15/33 (c) (d)	51,000	56,645
Pemex Project Funding Master
9.13%, 10/13/10	437,000	490,314
7.38%, 12/15/14	256,000	286,208
5.75%, 12/15/15	533,000	541,262
6.63%, 06/15/35	226,000	239,560
Principal Life Global Funding,
6.25%, 02/15/12 (d)	150,000	157,045
Progressive Corp.,
6.25%, 12/01/32	113,000	120,200

16 Semiannual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
Prudential Financial, Inc.
3.75%, 05/01/08	$515,000	$506,627
5.10%, 09/20/14	205,000	201,634
5.75%, 07/15/33	103,000	100,807
Residential Capital Corp.
6.13%, 11/21/08	410,000	409,723
6.88%, 06/30/15	369,000	373,656
RLI Corp.,
5.95%, 01/15/14	82,000	81,369
SLM Corp.,
5.38%, 05/15/14	759,000	692,629
Sprint Capital Corp.
6.13%, 11/15/08	349,000	352,825
6.38%, 05/01/09	154,000	157,038
8.38%, 03/15/12	845,000	941,089
Textron Financial Corp.,
4.13%, 03/03/08	246,000	243,650
Toll Brothers, Inc.,
6.88%, 11/15/12	62,000	63,642
Toyota Motor Credit Corp.,
4.25%, 03/15/10	234,000	230,503
Travelers Property Casualty Corp.,
6.38%, 03/15/33 (b)	133,000	137,738
UnitedHealth Group
5.38%, 03/15/16	205,000	203,206
5.80%, 03/15/36	492,000	474,617
Verizon Global Funding Corp.
7.25%, 12/01/10	373,000	398,327
6.88%, 06/15/12	205,000	220,181
7.38%, 09/01/12	363,000	398,833
4.38%, 06/01/13	256,000	243,439
4.90%, 09/15/15	410,000	393,926
7.75%, 12/01/30	410,000	479,995
5.85%, 09/15/35	82,000	78,774
WellPoint, Inc.
5.00%, 12/15/14	164,000	159,463
5.25%, 01/15/16	226,000	221,657
5.95%, 12/15/34	82,000	81,334
Western & Southern Finance,
5.75%, 07/15/33 (c) (d)	103,000	99,874
Willis Group North America, Inc.,
5.63%, 07/15/15	123,000	118,954

		40,545,086

Pharmaceuticals (0.2%)
Bristol-Myers Squibb Co.,
5.25%, 08/15/13	975,000	979,334
Schering-Plough Corp.,
5.30%, 12/01/13	950,000	970,932
Teva Pharmaceutical Finance LLC,
6.15%, 02/01/36	98,000	95,489

		2,045,755

Real Estate Investment Trusts (REITs) (0.3%)
Avalonbay Communities, Inc.,
6.63%, 09/15/11	62,000	65,467
Boston Properties, Inc.,
5.00%, 06/01/15	410,000	397,827
Brandywine Operating Partners,
5.63%, 12/15/10	125,000	126,692
Camden Property Trust,
5.00%, 06/15/15	103,000	99,756
Developers Diversified Realty Corp.,
5.38%, 10/15/12	205,000	204,989
Duke Realty Corp.,
5.25%, 01/15/10	123,000	123,038
Health Care Property Investors,
6.00%, 01/30/17	328,000	329,152
Health Care Property Investors, Inc.
6.45%, 06/25/12	39,000	40,362
6.00%, 11/15/13	123,000	124,882
HRPT Properties Trust Corp.,
5.75%, 02/15/14	123,000	123,854
Liberty Property LP,
7.25%, 03/15/11	27,000	28,763
Prologis,
5.25%, 11/15/10 (b)	328,000	329,776
Simon Property Group LP
4.60%, 06/15/10	164,000	161,333
5.10%, 06/15/15	369,000	360,360
6.10%, 05/01/16	287,000	299,296
Vordano Realty LP,
5.60%, 02/15/11	144,000	144,571
Washington Real Estate Investment Trust Corp.,
5.25%, 01/15/14	82,000	81,057
Westfield Capital Corp.,
5.13%, 11/15/14 (c) (d)	107,000	104,937

		3,146,112

2007 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Service Companies (2.0%)
Abbott Laboratories
5.40%, 09/15/08	$103,000	$103,279
3.50%, 02/17/09	82,000	79,838
5.88%, 05/15/16	334,000	345,941
Amgen, Inc.,
4.00%, 11/18/09	195,000	190,163
AOL Time Warner, Inc.
6.88%, 05/01/12	634,000	675,144
6.88%, 06/15/18	122,000	130,661
7.63%, 04/15/31	123,000	139,128
7.70%, 05/01/32	648,000	740,449
Baxter International, Inc.,
4.63%, 03/15/15	53,000	50,450
Belo Corp.,
8.00%, 11/01/08	59,000	61,057
Boston Scientific,
5.45%, 06/15/14	246,000	235,799
Comcast Corp.
6.20%, 11/15/08	195,000	197,837
6.88%, 06/15/09	328,000	339,191
5.85%, 01/15/10	601,000	611,971
8.38%, 03/15/13	164,000	188,060
5.90%, 03/15/16	287,000	292,729
6.50%, 01/15/17	287,000	304,776
9.46%, 11/15/22	82,000	108,135
7.05%, 03/15/33	205,000	222,430
5.65%, 06/15/35 (b)	164,000	149,944
6.50%, 11/15/35	70,000	71,243
6.45%, 03/15/37	238,000	240,698
Cox Communications, Inc.
7.13%, 10/01/12	205,000	221,389
5.45%, 12/15/14	246,000	243,456
5.50%, 10/01/15	267,000	262,931
Cox Enterprises,
4.38%, 05/01/08 (c) (d)	103,000	101,849
CVS Corp.,
4.00%, 09/15/09	82,000	79,885
Donnelley (R.R.) & Sons Co.,
4.95%, 04/01/14	82,000	75,886
Eli Lilly & Co.
6.00%, 03/15/12	205,000	214,476
7.13%, 06/01/25	82,000	93,790
Federated Department Stores (b)
6.63%, 04/01/11	439,000	459,826
6.90%, 04/01/29	103,000	104,746
Gannett Co.,
6.38%, 04/01/12	164,000	171,023
Genentech, Inc.
4.40%, 07/15/10	115,000	112,931
5.25%, 07/15/35	62,000	57,449
Home Depot, Inc.
5.25%, 12/16/13	820,000	814,459
5.40%, 03/01/16	410,000	401,525
J Paul Getty Trust Corp.,
5.88%, 10/01/33	205,000	204,191
JC Penney Corp., Inc.,
8.00%, 03/01/10	521,000	557,577
Johnson & Johnson,
4.95%, 05/15/33	287,000	269,051
Kroger Co.
6.80%, 04/01/11	139,000	146,043
6.20%, 06/15/12	164,000	168,533
7.50%, 04/01/31 (b)	178,000	192,604
Limited Brands, Inc.,
6.13%, 12/01/12	103,000	104,864
Lowe’s Cos., Inc.,
6.50%, 03/15/29	164,000	172,895
May Department Stores Co.,
5.75%, 07/15/14	308,000	307,386
Medtronic, Inc.,
4.38%, 09/15/10	129,000	126,368
Merck & Co., Inc.
4.75%, 03/01/15	246,000	236,918
6.40%, 03/01/28	51,000	53,891
5.95%, 12/01/28	113,000	114,646
News America Holdings, Inc.
9.25%, 02/01/13	82,000	96,959
5.30%, 12/15/14	533,000	530,194
8.00%, 10/17/16	82,000	95,297
7.28%, 06/30/28	53,000	58,355
6.20%, 12/15/34	170,000	166,820
6.40%, 12/15/35	123,000	123,958
Omnicom Group, Inc.,
5.90%, 04/15/16	123,000	126,000
Oracle Corp.,
5.25%, 01/15/16	398,000	392,509
Pfizer, Inc.,
4.65%, 03/01/18	185,000	175,322
Pharmacia Corp.,
6.60%, 12/01/28	123,000	137,459
Quest Diagnostic, Inc.,
5.45%, 11/01/15	226,000	214,079

18 Semiannual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Service Companies (continued)
Safeway, Inc.
6.50%, 03/01/11	$164,000	$170,431
5.80%, 08/15/12	144,000	146,266
5.63%, 08/15/14	123,000	121,705
Science Applications International,
5.50%, 07/01/33	123,000	109,683
Target Corp.
10.00%, 01/01/11	46,000	52,952
6.35%, 01/15/11	86,000	89,654
7.00%, 07/15/31	121,000	139,188
6.35%, 11/01/32 (b)	217,000	232,177
Tele-Communications, Inc.,
9.80%, 02/01/12	213,000	252,558
Time Warner, Inc.,
5.88%, 11/15/16 (c) (d)	475,000	478,260
Viacom, Inc.
5.63%, 08/15/12 (b)	410,000	411,362
6.25%, 04/30/16	451,000	457,494
7.88%, 07/30/30	55,000	59,216
5.50%, 05/15/33	82,000	70,359
Wal-Mart Stores, Inc.
6.88%, 08/10/09	570,000	592,122
4.13%, 07/01/10	287,000	279,911
4.13%, 02/15/11	267,000	259,364
7.55%, 02/15/30	82,000	99,319
5.25%, 09/01/35	492,000	450,084
Walt Disney Co.
6.38%, 03/01/12	97,000	102,395
6.20%, 06/20/14 (b)	287,000	303,577
Waste Management, Inc.
7.38%, 08/01/10	103,000	109,298
6.38%, 11/15/12	144,000	151,196
7.00%, 07/15/28	113,000	117,446
Wyeth
5.50%, 02/01/14	472,000	477,306
5.50%, 02/15/16	441,000	444,626
6.50%, 02/01/34	144,000	154,924

		19,999,336

Telephones (0.8%)
Alltel Corp.,
7.00%, 07/01/12	509,000	533,178
AT&T Wireless Services, Inc.
8.13%, 05/01/12	31,000	34,891
8.75%, 03/01/31	224,000	293,094
BellSouth Corp.
4.20%, 09/15/09	246,000	241,035
6.00%, 10/15/11	583,000	602,091
5.20%, 09/15/14	349,000	344,364
6.55%, 06/15/34 (b)	123,000	128,209
6.00%, 11/15/34 (b)	349,000	340,998
Cingular Wireless LLC,
7.13%, 12/15/31	287,000	320,109
Embarq Corp.,
6.74%, 06/01/13 (b)	533,000	553,961
France Telecom,
3,376.25%, 03/01/31	283,000	372,751
GTE Corp.
6.84%, 04/15/18	144,000	156,252
6.94%, 04/15/28	103,000	110,181
SBC Communications, Inc.
4.13%, 09/15/09	513,000	501,799
5.30%, 11/15/10	267,000	268,393
6.25%, 03/15/11	330,000	342,368
5.88%, 08/15/12	295,000	303,713
5.10%, 09/15/14	697,000	684,383
5.63%, 06/15/16	205,000	206,512
6.15%, 09/15/34	564,000	566,631
Sprint Capital Corp.,
8.75%, 03/15/32	369,000	435,474
Vodafone Group PLC,
6.15%, 02/27/37	410,000	404,224

		7,744,611

Transportation (0.4%)
Burlington Northern Santa Fe Corp.
6.75%, 07/15/11	150,000	158,252
7.95%, 08/15/30	144,000	173,599
CSX Corp.
6.25%, 10/15/08	431,000	436,625
6.75%, 03/15/11	92,000	96,560
5.50%, 08/01/13	98,000	98,542
General Dynamics Corp.,
3.00%, 05/15/08	174,000	170,102
Norfolk Southern Corp.
6.75%, 02/15/11	671,000	703,907
5.59%, 05/17/25	59,000	55,550
7.25%, 02/15/31 (b)	187,000	209,772
Southwest Airlines Corp.,
5.13%, 03/01/17	103,000	95,793
TTX Co.,
4.90%, 03/01/15 (c) (d)	154,000	147,307

2007 Semiannual Report 19

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Transportation (continued)
Union Pacific Corp.
3.63%, 06/01/10	$168,000	$160,083
5.38%, 06/01/33	43,000	38,376
6.25%, 05/01/34	164,000	165,067
United Parcel Service, Inc.
8.38%, 04/01/20	82,000	103,792
8.38%, 04/01/30	123,000	162,722
United Technologies Corp.
6.35%, 03/01/11 (b)	277,000	289,821
5.40%, 05/01/35	308,000	292,676
		3,558,546

Total Corporate Bonds (Cost $272,667,077)		271,984,652

Mortgage-Backed Obligations (0.4%)
Federal National Mortgage Association,
5.25%, 09/15/16	3,435,000	3,502,859
Federal National Mortgage Association TBA
0.00%, 05/01/16	800,000	812,750

Total Mortgage-Backed Obligations (Cost $4,284,746)		4,315,609

Municipal Bonds (0.1%)
Illinois (0.1%)
State Taxable Pension GO,
5.10%, 06/01/33	695,000	665,449

Texas (0.0%)
City of Dallas,
5.25%, 02/15/24	492,000	489,786

Total Municipal Bonds (Cost $1,117,437)		1,155,235

Sovereign Bonds (3.6%)
Canada (0.7%)
Government of Canada,
5.25%, 11/05/08	668,000	671,679
Ontario Province
5.50%, 10/01/08	144,000	144,816
4.38%, 02/15/13 (b)	297,000	288,337
Providence of Manitoba,
7.50%, 02/22/10	205,000	219,133
Province of British Columbia,
4.30%, 05/30/13	111,000	107,647
Province Of Manitoba,
5.00%, 02/15/12	1,025,000	1,031,593
Province Of Nova Scotia,
5.13%, 01/26/17	615,000	617,993
Province of Ontario
4.50%, 02/03/15	463,000	450,272
4.75%, 01/19/16	205,000	201,402
Province of Quebec,
5.00%, 07/17/09	2,215,000	2,221,344
Quebec Province
4.60%, 05/26/15	246,000	238,100
7.50%, 09/15/29	402,000	509,957

		6,702,273

Chile (0.0%) (b)
Republic of Chile,
5.50%, 01/15/13	123,000	125,091

China (0.0%) (b)
People’s Republic of China,
4.75%, 10/29/13	205,000	203,464

Germany (0.3%)
KFW International Finance
3.25%, 03/30/09 (b)	369,000	357,611
4.13%, 10/15/14	492,000	470,595
4.38%, 07/21/15	1,005,000	964,996
Landwirtsch. Rentenbank,
4.88%, 02/14/11	615,000	615,187

		2,408,389

Iceland (0.0%) (c) (d)
Kaupthing Bank (d),
7.13%, 05/19/16	246,000	266,341

Italy (0.3%)
Republic of Italy
4.00%, 06/16/08	574,000	566,936
3.25%, 05/15/09	697,000	675,748
4.38%, 06/15/13	390,000	376,673
4.50%, 01/21/15	652,000	630,080

20 Semiannual Report 2007

Sovereign Bonds (continued)

	Principal
	Amount	Value

Italy (continued)
4.75%, 01/25/16	$287,000	$281,160
6.88%, 09/27/23	174,000	201,597
5.38%, 06/15/33	584,000	574,384

		3,306,578

Luxembourg (0.1%)
European Investment Bank
3.38%, 03/16/09	656,000	639,187
4.63%, 05/15/14	215,000	211,389

		850,576

Mexico (0.3%)
Banco Nacional de Comercio Exterior,
3.88%, 01/21/09 (c) (d)	41,000	39,975
United Mexican States
6.38%, 01/16/13	795,000	839,918
6.75%, 09/27/34	1,423,000	1,586,645

		2,466,538

Norway (0.1%)
Eksportsfinans
4.75%, 12/15/08 (b)	287,000	286,659
5.50%, 05/25/16	267,000	276,229

		562,888

Philippines (0.4%)
Asian Development Bank,
5.50%, 06/27/16	4,101,000	4,255,895

Poland (0.0%)
Republic of Poland,
5.00%, 10/19/15	156,000	154,387

Republic of Korea (0.2%)
Bank of Korea Corp.
4.63%, 03/16/10	287,000	283,320
5.13%, 02/14/11	246,000	245,805
Korea Development Bank,
4.75%, 07/20/09	615,000	610,134
Korea Developmental Bank,
5.75%, 09/10/13 (b)	82,000	84,336
Republic of Korea,
4.25%, 06/01/13 (b)	492,000	470,213

		1,693,808

Senegal (0.0%)
Inter-American Development Bank,
6.80%, 10/15/25	287,000	338,785

South Africa (0.0%)
Republic of South Africa,
6.50%, 06/02/14	144,000	153,360

Spain (0.1%)
Telefonica Emisiones Sau,
6.42%, 06/20/16	1,230,000	1,287,888

Sweden (0.4%)
Swedish Export Credit Corp.,
4.88%, 09/29/11	4,101,000	4,097,440

United States (0.7%)
European Investment Bank,
5.00%, 02/08/10	6,151,000	6,194,063
International Bank for Reconstruction & Development,
7.63%, 01/19/23	677,000	858,127
Province of British Columbia,
5.38%, 10/29/08	164,000	165,224

		7,217,414

Venezuela (0.0%) (b)
Andina de Fomento Corp.,
6.88%, 03/15/12	164,000	175,040

Total Sovereign Bonds
(Cost $36,148,771)		36,266,155

U.S. Government Agency Long-Term Obligations (52.2%)
Federal Home Loan Mortgage Corporation
Pool #A53603
6.00%, 06/12/07 - 11/01/36	48,324,796	48,755,305
4.88%, 02/17/09 - 11/15/13	8,485,000	8,480,432
Pool #A53219
6.50%, 03/01/09 - 10/01/36	13,146,241	13,473,293
5.75%, 03/15/09	10,349,000	10,508,965
5.25%, 05/21/09 - 04/18/16	14,573,000	14,720,883
4.25%, 07/15/09	947,000	935,435
6.63%, 09/15/09	441,000	458,538

2007 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Agency Long-Term Obligations (continued)

	Principal
	Amount	Value

Pool #C72160
7.50%, 09/01/10 - 10/01/32	$214,367	$222,868
Pool #A48700
4.50%, 02/01/11 - 05/01/36	29,376,553	28,314,433
5.13%, 07/15/12	4,234,000	4,292,827
Pool #A49960
7.00%, 10/01/13 - 06/01/36	2,312,877	2,401,113
Pool #G02342
5.00%, 07/15/14 - 10/01/36	82,907,536	80,722,771
4.38%, 07/17/15	5,016,000	4,826,746
4.75%, 11/17/15	6,258,000	6,170,638
Pool #A55587
5.50%, 12/01/16 - 12/01/36	80,170,011	79,425,472
Pool #J02428
4.00%, 03/01/20 - 08/01/20	4,606,888	4,353,084
Pool #C68307
8.00%, 07/01/24 - 06/01/32	229,538	242,167
6.75%, 09/15/29	388,000	464,628
6.25%, 07/15/32	865,000	987,699
5.73%, 03/01/37	7,556,000	7,604,406
Pool #1G2652 (a)
5.74%, 04/01/37	3,599,000	3,611,703
Pool #1J1593 (a)
5.74%, 04/01/37	7,547,017	7,599,367
Pool #1J1594 (a)
5.89%, 04/01/37	7,977,529	8,024,476
Federal Home Loan Mortgage Corporation TBA,
5.50%, 05/15/22	400,000	400,500
Federal National Mortgage Association
5.75%, 02/15/08	27,372,000	27,489,152
2.50%, 06/15/08	6,906,000	6,716,057
Pool #804847
4.50%, 10/15/08 - 01/01/35	502,192	483,487
4.88%, 04/15/09	9,894,000	9,900,530
5.38%, 08/15/09 - 11/15/11	10,222,000	10,370,188
6.63%, 09/15/09	12,586,000	13,090,082
5.13%, 04/15/11	3,334,000	3,369,440
4.38%, 03/15/13 - 10/15/15	8,159,000	7,958,712
4.63%, 10/15/14	1,236,000	1,213,563
Pool #888077
5.00%, 04/15/15 - 08/01/36	4,651,060	4,587,129
Pool #255315
4.00%, 07/01/19	177,377	167,882
Pool #661664
7.50%, 02/01/31 - 09/01/32	164,014	171,442
Pool #908698
6.50%, 11/01/31 - 10/01/36	1,989,714	2,034,676
Pool #735141
5.50%, 01/01/35	7,201,483	7,121,452
Pool #256023
6.00%, 12/01/35	5,633,076	5,676,862
Pool #894441 (a)
5.84%, 08/01/36	7,365,587	7,432,860
Federal National Mortgage Association TBA
5.50%, 05/01/20 - 06/01/36	3,200,000	3,189,000
6.50%, 05/01/35	4,100,000	4,185,846
6.00%, 05/15/36	2,000,000	2,015,000
Government National Mortgage Association
Pool #279461
9.00%, 11/15/19	2,678	2,884
Pool #781699
7.00%, 05/15/24 - 12/15/33	618,588	649,117
Pool #657912
6.50%, 02/15/29 - 08/15/36	2,080,969	2,145,377
Pool #656666
6.00%, 03/15/29 - 06/15/36	6,291,976	6,384,566
Pool #781478
7.50%, 08/15/29 - 03/15/32	204,454	214,195
Pool #583645
8.00%, 11/15/29 - 07/15/32	44,588	47,524
Pool #653598
5.50%, 04/15/33 - 05/15/36	10,511,238	10,459,211
Pool #655519
5.00%, 04/15/35 - 05/15/36	6,144,946	5,980,294
Pool #641734
4.50%, 07/15/35 - 09/15/35	1,173,828	1,111,666
Tennessee Valley Authority,
6.25%, 12/15/17	35,000	38,507
U.S. Treasury Bonds
8.75%, 05/15/17	4,536,000	6,003,469
8.50%, 02/15/20	2,947,000	3,983,516
6.25%, 08/15/23	18,024,000	20,782,519
6.88%, 08/15/25	3,277,000	4,058,102
5.38%, 02/15/31	4,593,000	4,919,535

Total U.S. Government Agency Long-Term Obligations (Cost $521,911,867)		520,951,591

22 Semiannual Report 2007

U.S. Government Agency Long-Term Obligations (continued)

	Principal
	Amount	Value

U.S. Treasury Bonds,
4.50%, 02/15/36	$4,210,000	$3,992,263
U.S. Treasury N/B,
4.63%, 02/29/12	10,634,000	10,682,183
U.S. Treasury Notes,
4.13%, 05/15/15	172,000	166,537

Total U.S. Government Sponsored & Agency Obligations (Cost $14,742,642)		14,840,983

U.S. Treasury Notes (9.9%)
U.S. Treasury Notes
3.13%, 10/15/08	543,000	530,613
4.88%, 10/31/08 - 08/15/16	27,200,000	27,439,355
4.75%, 02/15/10	27,673,000	27,826,502
4.50%, 09/30/11 - 11/15/15	28,493,000	28,474,398
4.00%, 11/15/12 - 02/15/15	15,422,000	14,830,869

Total U.S. Treasury Notes (Cost $98,693,958)		99,101,737

U.S. Treasury Obligation (1.5%)
U.S. Treasury Bonds, 6.38%, 08/15/27	12,350,000	14,688,781

Yankee Dollars (2.0%)
Banks (0.5%)
BSCH Issuances Ltd.
7.63%, 11/03/09	1,886,000	1,996,461
7.63%, 09/14/10	41,000	44,492
HBOS PLC,
5.46%, 11/29/49 (c) (d)	246,000	244,202
HSBC Bank USA,
7.50%, 07/15/09	392,000	411,379
National Bank of Australia,
8.60%, 05/19/10	123,000	135,197
Royal Bank of Scotland Group
5.00%, 11/12/13	164,000	162,121
5.05%, 01/08/15	219,000	215,221
4.70%, 07/03/18	328,000	307,494
St. George Bank Ltd.,
5.30%, 10/15/15 (c) (d)	164,000	162,894
UBS AG Stamford CT,
5.88%, 07/15/16	779,000	812,029
Westpac Banking Corp.,
4.63%, 06/01/18	103,000	95,917

		4,587,407

Electric Power (0.0%)
Hydro Quebec Corp.
8.40%, 01/15/22	153,000	199,436
8.88%, 03/01/26	109,000	151,886
Scottish Power,
5.81%, 03/15/25	82,000	81,777

		433,099

Energy Companies (0.1%)
Canadian Natural Resources,
4.90%, 12/01/14	195,000	187,703
EnCana Corp.,
4.75%, 10/15/13	236,000	227,856
Nexen, Inc.
5.05%, 11/20/13	205,000	199,650
5.88%, 03/10/35	92,000	87,072
Norsk Hydro AS,
6.36%, 01/15/09	189,000	192,314
Petro-Canada,
5.95%, 05/15/35	189,000	181,925
Ptt Public Co. Ltd.,
5.88%, 08/03/35 (c) (d)	123,000	115,911
Talisman Energy, Inc.,
7.25%, 10/15/27	92,000	97,968
Transocean Sedco Forex, Inc.,
7.50%, 04/15/31	123,000	142,129

		1,432,528

Manufacturing (0.3%)
Alcan, Inc.
6.45%, 03/15/11	31,000	32,248
4.50%, 05/15/13	258,000	244,872
5.00%, 06/01/15	205,000	197,343
5.75%, 06/01/35	144,000	134,698
Astrazeneca PLC,
5.40%, 06/01/14	205,000	206,428
Celulosa Arauco Constitucion SA,
5.13%, 07/09/13	123,000	119,684
Inco Ltd.,
7.75%, 05/15/12	123,000	136,044
Lafarge SA,
6.50%, 07/15/16	185,000	195,598
Noranda, Inc.,
6.20%, 06/15/35 (b)	123,000	123,742

2007 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Bond Index Fund (Continued)

Yankee Dollars (continued)

	Principal
	Amount	Value

Manufacturing (continued)
Placer Dome, Inc.,
6.38%, 03/01/33	$96,000	$96,001
Potash Corp. of Saskatchewan, Inc.
7.75%, 05/31/11	29,000	31,632
4.88%, 03/01/13	115,000	111,505
Teck Cominco Ltd.,
6.13%, 10/01/35	103,000	100,437
Tyco International Group SA
6.13%, 01/15/09	260,000	264,572
6.00%, 11/15/13	451,000	473,883
6.88%, 01/15/29	51,000	60,468
Yara International Asa,
5.25%, 12/15/14 (c) (d)	103,000	99,668

		2,628,823

Other Financial (0.7%)
Anadarko Finance Co.,
6.75%, 05/01/11	82,000	86,170
Anadarko Petroleum Corp.,
7.50%, 05/01/31	207,000	231,167
Apache Finance Canada,
4.38%, 05/15/15	338,000	318,177
BHP Billiton Ltd.,
4.80%, 04/15/13	164,000	160,187
BHP Finance Corp.,
6.42%, 03/01/26	55,000	58,453
Brascan Corp.,
5.75%, 03/01/10	125,000	126,828
Bskyb Finance UK Ltd.,
5.63%, 10/15/15 (c) (d)	103,000	102,280
Burlington Resources Finance Co.,
6.40%, 08/15/11	86,000	90,279
Burlington Resources, Inc.,
6.50%, 12/01/11	144,000	152,191
CIT Group, Inc.,
5.20%, 06/01/15	123,000	117,931
Conoco Funding Co.,
6.35%, 10/15/11	533,000	560,290
Deutsche Bank Financial LLC.,
5.38%, 03/02/15	123,000	123,043
Deutsche Telekom International Finance
3.88%, 07/22/08	287,000	282,382
5.25%, 07/22/13	513,000	508,136
5.75%, 03/23/16	123,000	123,501
8.25%, 06/15/30	256,000	321,315
Diageo Capital PLC,
5.30%, 10/28/15	451,000	444,949
Encana Holdings Finance Corp.,
5.80%, 05/01/14	441,000	449,619
Hanson Australia Funding,
5.25%, 03/15/13	185,000	181,877
Inversiones CMPC SA,
4.88%, 06/18/13 (c) (d)	123,000	118,941
Montpelier RE Holdings,
6.13%, 08/15/13	51,000	50,392
Oester Kontroll Bank,
4.50%, 03/09/15	164,000	159,238
Telecom Italia Capital
6.20%, 07/18/11	144,000	148,566
5.25%, 11/15/13	410,000	401,572
4.95%, 09/30/14	205,000	195,327
5.25%, 10/01/15	205,000	197,040
6.00%, 09/30/34	160,000	149,157
UFJ Finance Aruba AEC,
6.75%, 07/15/13	246,000	265,147
XL Capital Ltd.,
5.25%, 09/15/14	541,000	531,248

		6,655,403

Service Companies (0.1%)
British Sky Broadcasting Group PLC,
8.20%, 07/15/09	154,000	163,423
Thomson Corp.,
4.25%, 08/15/09	174,000	170,242
TXU Energy Co.,
6.15%, 11/15/13 (c) (d)	131,000	135,400

		469,065

Telephones (0.3%)
America Movil SA de CV
5.75%, 01/15/15	205,000	207,393
6.38%, 03/01/35	123,000	124,449
British Telecom PLC
8.35%, 12/15/10	890,000	992,779
9.15%, 12/15/30	391,000	545,197
France Telecom,
7.75%, 03/01/11	267,000	290,850
Koninklijke KPN NV,
8.00%, 10/01/10	215,000	233,818
Telefonos de Mexico SA,
5.50%, 01/27/15	164,000	163,068

24 Semiannual Report 2007

Yankee Dollars (Continued)

	Shares or
	Principal Amount	Value

Telephones (continued)
Vodafone Group PLC
7.75%, 02/15/10	$267,000	$284,586
5.00%, 12/16/13 (b)	461,000	451,073
7.88%, 02/15/30	144,000	169,382

		3,462,595

Transportation (0.0%)
Canadian National Railway Co.
6.90%, 07/15/28	168,000	187,412
6.20%, 06/01/36	164,000	169,536
Qantas Airways,
6.05%, 04/15/16 (c) (d)	123,000	107,441
		464,390

Total Yankee Dollars (Cost $20,234,325)		20,133,309

Repurchase Agreements (8.1%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $80,880,529, collateralized by U.S. Government Agency Mortgages with a market value of $82,486,454	80,869,073	80,869,073

Securities Held as Collateral for Securities on Loan (1.9%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $18,864,320, collateralized by U.S. Government Agency Mortgages with a market value of $19,238,763	18,861,533	18,861,533
Total Investments (Cost $1,100,404,905) (e) — 110.0%		1,099,145,073

Liabilities in excess of other assets — (10.0)%		(99,954,519)

NET ASSETS — 100.0%		$999,190,554

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

(b)	All or a part of the security was on loan as of April 30, 2007.

(c)	Illiquid security.

(d)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

GO	General Obligation

TBA	To Be Announced.

TW	Taiwan

UK	United Kingdom

See accompanying notes to financial statements

2007 Semiannual Report 25

Nationwide International Index Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide International Index Fund (Class A at NAV) returned 14.44% versus 15.68% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 367 funds as of April 30, 2007) was 14.46%.

Can you describe the market environment during the reporting period?

After recording significant gains in the first two months of the semiannual period, the international equity markets declined in late February and early March 2007, and then rallied sharply in April. The strong rebound reflected a number of influences. Stocks were oversold after a substantial correction in the Asian markets, particularly China, in February 2007. The earlier slowdown was driven partly by concerns about U.S. economic prospects, particularly in light of the problems evident in the subprime mortgage market. In addition, while recent U.S. economic numbers have been far from stellar, there has not been much evidence of a hard landing— an economy going into recession as the government attempts to slow down inflation. The inflation background also appears to be less of a threat. Macroeconomic data outside the United States continue to suggest that the U.S. slowdown is not prompting equivalent weakness elsewhere in the world. A deceleration in corporate profits clearly is under way, which was widely anticipated. Conservatism regarding the earnings outlook has allowed some positive surprises to emerge in current earnings reports from the United States. Last of all, inflation definitely is an issue for many policymakers. Credit-tightening cycles are in place in Europe and the United Kingdom, in part to limit future inflationary pressures. In some emerging markets, most notably China and India, rising inflation and strong growth have led to interest-rate increases and other tightening measures.

What areas detracted from Fund performance?

Although these sectors finished the reporting period in positive territory, the health-care sector and the energy sector posted the lowest returns within the Fund and the Index. All of the equity markets represented in the Fund and Index also recorded positive returns for the six-month period. However, Japan, the U.K., Ireland, Switzerland and Hong Kong underperformed the Index.

What areas of investment provided the most positive returns for the Fund?

All 10 sectors within the Fund and MSCI EAFE Index posted positive returns for the reporting period. The strongest-performing sectors included industrials, materials, consumer staples and utilities. Regarding country performance, Norway, Singapore and Sweden posted the highest returns.

What is your outlook for the near term?

Our view is that a sustained shift in the average global equity price-to-earnings (P/E) ratio will not take place this year. A shift of that type tends to occur under specific circumstances, such as when marked changes in interest rates and inflation happen, or due to the volatility of key variables such as inflation and profits, or in response to marked shifts in earnings. We do not anticipate substantial shifts in 2007; therefore, we do not believe that substantial changes in stock valuations will serve as a key driver of returns this year. The main downside risk to valuation levels is likely to be widespread earnings disappointments.

The Fund seeks to match the performance of the MSCI EAFE Index as closely as possible before the deduction of Fund expenses.

Portfolio Managers: BlackRock Investment Management, LLC— Subadviser; Debra L. Jelilian and Jeffery L. Russo, CFA

Funds in the Lipper International Multi-Cap Core Funds category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range during an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are as of April 2007, and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Past performance does not guarantee future results. There is no guarantee that any forecasts made will come to pass. Any investments named within this material may not necessarily be held in any accounts managed by BlackRock. Reliance upon information in this material is at the sole discretion of the reader.

26 Semiannual Report 2007

Nationwide International Index Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	14.44%	18.38%	15.45%	4.55%	0.80%	0.76%
	w/SC3	7.82%	11.58%	14.08%	3.71%

Class B	w/o SC2	14.05%	17.55%	14.74%	3.84%	1.41%	1.37%
	w/SC4	9.05%	12.55%	14.50%	3.84%

Class C5	w/o SC2	14.05%	17.62%	14.44%	3.65%	1.41%	1.37%
	w/SC7	13.05%	16.62%	14.44%	3.65%

Class R [6,8]		14.42%	18.36%	15.45%	6.56%	1.11%	1.07%

Institutional Class[6]		14.70%	18.87%	15.88%	4.95%	0.41%	0.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C and invest in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of Class R shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 27

Shareholder	Nationwide International Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Nationwide International Index Fund			11/01/06	04/30/07	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,144.40	$4.04		0.76%
	Hypothetical	[1]	$1,000.00	$1,021.23	$3.82		0.76%

Class B	Actual		$1,000.00	$1,140.50	$7.27		1.37%
	Hypothetical	[1]	$1,000.00	$1,018.21	$6.88		1.37%

Class C	Actual		$1,000.00	$1,140.50	$3.66		1.37%
	Hypothetical	[1]	$1,000.00	$1,018.21	$3.46		1.37%

Class R (a)	Actual		$1,000.00	$1,144.20	$1.09	(b)	0.70%
	Hypothetical	[1]	$1,000.00	$1,006.28	$1.02	(b)	0.70%

Institutional Class	Actual		$1,000.00	$1,147.00	$1.97		0.37%
	Hypothetical	[1]	$1,000.00	$1,023.17	$1.86		0.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

(a)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 53/365 (to reflect the period).

28 Semiannual Report 2007

Portfolio Summary
Nationwide International Index Fund
(April 30, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.8%
Repurchase Agreements	1.9%
Exchange Traded Funds	0.0%
Warrants	0.0%
Other investments*	18.8%
Liabilities in excess of other assets**	-16.5%

100.0%

Top Industries

Commercial Banks	15.9%
Insurance	6.9%
Oil, Gas & Consumable Fuels	6.3%
Pharmaceuticals	5.7%
Metals & Mining	4.4%
Diversified Telecommunication Services	3.5%
Automobiles	3.3%
Electric Utilities	3.0%
Chemicals	2.8%
Food Products	2.8%
Other	45.4%

100.0%

Top Countries

United Kingdom	22.1%
Japan	20.2%
France	9.6%
Germany	7.8%
Switzerland	6.8%
Australia	5.4%
Netherlands	4.0%
Spain	3.9%
Italy	3.9%
Other	16.3%

100.0%

Top Holdings***

BP PLC	1.5%
HSBC Holdings PLC	1.5%
Toyota Motor Corp.	1.2%
GlaxoSmithKline PLC	1.2%
Nestle SA	1.2%
Total SA	1.1%
Vodafone Group PLC	1.0%
Novartis AG	1.0%
Roche Holding AG	0.9%
UBS AG	0.9%
Other	88.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

See accompanying notes to financial statements.

2007 Semiannual Report 29

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide International Index Fund

Common Stocks (95.8%)

	Shares or
	Principal Amount	Value

AUSTRALIA (5.4%) (a)
Airline 0.1%
Qantas Airways Ltd.	243,790	$1,070,639

Beverages 0.1%
Coca-Cola Amatil Ltd.	122,877	965,117
Foster’s Group Ltd.	323,866	1,709,281
Lion Nathan Ltd.	10,373	78,551

		2,752,949

Biotechnology 0.1%
CSL Ltd.	27,206	1,959,113

Capital Markets 0.2%
Australian Stock Exchange Ltd.	25,094	993,811
Macquarie Bank Ltd.	42,970	3,078,209
Perpetual Ltd. (b)	2,374	158,661

		4,230,681

Chemicals 0.0%
Orica Ltd.	37,835	984,212

Commercial Banks 1.3%
Australia & New Zealand Banking Group Ltd.	301,925	7,626,255
Commonwealth Bank of Australia	207,457	9,043,686
National Australia Bank Ltd.	262,108	9,307,915
Westpac Banking Corp.	311,630	6,955,378

		32,933,234

Commercial Services & Supplies 0.1%
Brambles Ltd.*	180,637	1,969,916
Downer EDI Ltd. (b)	94,706	586,154

		2,556,070

Construction & Engineering 0.0% (b)
Leighton Holdings Ltd.	34,954	1,005,821

Construction Materials 0.1%
Boral Ltd. (b)	84,614	589,860
James Hardie Industries NV (b)	58,410	428,346
Rinker Group Ltd.	161,044	2,477,237

		3,495,443

Containers & Packaging 0.0%
AmCor Ltd.	137,252	845,177

Distributor 0.0%
Pacific Brands Ltd.	58,874	157,471

Diversified Consumer Services 0.0% (b)
ABC Learning Centres Ltd.	19,159	110,684

Diversified Financial Services 0.1% (b)
Challenger Financial Services Group Ltd.	139,101	608,184
SunCorp-Metway Ltd.	155,892	2,758,762

		3,366,946

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	522,101	2,016,371
Telstra Corp. Ltd., Installment Receipts	116,059	306,500

		2,322,871

Energy Equipment & Services 0.1%
Babcock & Brown Ltd. (b)	28,300	690,364
WorleyParsons Ltd.	16,897	383,637

		1,074,001

Food & Staples Retailing 0.3% (b)
Coles Myer Ltd.	209,938	2,995,045
Woolworths Ltd.	187,631	4,393,256

		7,388,301

Food Products 0.0%
Futuris Corp. Ltd.	73,471	145,680
Goodman Fielder Ltd.	68,546	136,076

		281,756

Health Care Equipment & Supplies 0.0%
Ansell Ltd.	21,361	197,105
Cochlear Ltd.	12,914	676,174

		873,279

Health Care Providers & Services 0.0%
Sonic Health Care Products & Services Ltd. (b)	21,751	256,926
Symbion Health Ltd.	101,664	343,685

		600,611

Hotels, Restaurants & Leisure 0.1% (b)
Aristocrat Leisure Ltd.	58,082	795,735
Tabcorp Holdings Ltd.	76,074	1,139,647
Tattersall’s Ltd.	114,965	489,776

		2,425,158

Industrial Conglomerates 0.1% (b)
CSR Ltd.	227,744	690,569
Wesfarmers Ltd.	53,470	1,731,065

		2,421,634

30 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

AUSTRALIA (a) (continued)
Insurance 0.3%
AMP Ltd. (b)	289,156	$2,565,629
AXA Asia Pacific Holdings Ltd. (b)	165,197	1,006,181
Insurance Australia Group Ltd. (b)	331,559	1,638,485
QBE Insurance Group Ltd.	127,576	3,234,263

		8,444,558

IT Services 0.0%
Computershare Ltd.	51,608	444,787

Media 0.1%
APN News & Media Ltd.	243	1,210
John Fairfax Holdings Ltd. (b)	218,301	944,130
Macquarie Communications Infrastructure Group (b)	94,519	517,173
Publishing & Broadcasting Ltd.	33,124	560,594

		2,023,107

Metals & Mining 1.0%
Alumina Ltd. (b)	152,773	901,672
BHP Billiton Ltd.	591,318	14,432,345
BlueScope Steel Ltd. (b)	141,785	1,407,357
Iluka Resources Ltd. (b)	69,336	333,830
Newcrest Metals & Mining Ltd.	58,954	1,137,740
OneSteel Ltd. (b)	122,061	576,514
Rio Tinto Ltd. (b)	52,128	3,558,943
Zinifex Ltd. (b)	100,070	1,366,341

		23,714,742

Multi-Utilities 0.1%
AGL Energy Ltd. (b)	58,166	739,012
Alinta Ltd.	57,812	718,379

		1,457,391

Multiline Retail 0.0%
Harvey Norman Holdings Ltd.	33,835	143,383

Oil, Gas & Consumable Fuels 0.2%
Caltex Australia Ltd.	14,655	293,544
Origin Energy Ltd. (b)	105,115	791,633
Paladin Resources Ltd.*	47,272	369,798
Santos Ltd. (b)	106,001	981,391
Woodside Petroleum Ltd. (b)	84,912	2,760,068

		5,196,434

Paper & Forest Products 0.0%
PaperlinX Ltd.	37,727	121,614

Real Estate Investment Trusts (REITs) 0.6%
Centro Properties Group (b)	102,463	792,596
CFS Retail Property Trust	233,837	447,037
Commonwealth Property Office Fund	228,851	272,943
DB RREEF Trust (b)	461,432	686,660
GPT Group	371,359	1,520,526
ING Industrial Fund	8,525	17,212
Investa Property Group (b)	220,036	485,671
Macquarie Goodman Group	265,892	1,559,049
Macquarie Office Trust (b)	115,485	153,259
Mirvac Group	197,476	857,184
Multiplex Group (b)	169,405	651,458
Stockland (b)	197,671	1,407,080
Westfield Group	266,027	4,604,717

		13,455,392

Real Estate Management & Development 0.1% (b)
Lend Lease Corp. Ltd.	66,298	1,092,026

Road & Rail 0.1%
Toll Holdings Ltd.	72,183	1,314,363

Textiles, Apparel & Luxury Goods 0.0%
Billabong International Ltd.	7,443	101,616

Transportation Infrastructure 0.1%
Macquarie Airports	45,062	148,405
Macquarie Infrastructure Group (b)	506,965	1,588,308
Sydney Roads Group (b)	428,527	506,329
Transurban Group	182,856	1,219,158

		3,462,200

		133,827,664

AUSTRIA (0.6%) (a)
Building Products 0.0%
Wienerberger AG	10,093	725,713

Commercial Banks 0.1%
Erste Bank der Oesterreichischen Sparkassen AG	29,264	2,342,904
Raiffeisen International Bank Holding AG (b)	5,207	719,336

		3,062,240

Construction Materials 0.0% (b)
RHI AG*	8,936	473,472

Containers & Packaging 0.0%
Mayr-Melnhof Karton AG	37	8,660

Diversified Telecommunication Services 0.1%
Telekom Austria AG	65,544	1,853,463

2007 Semiannual Report 31

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

AUSTRIA (a) (continued)
Electric Utility 0.0% (b)
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	16,292	$838,048

Hotels, Restaurants & Leisure 0.0% (b)
BetandWin.com Interactive Entertainment AG*	3,680	157,862

Insurance 0.0%
Wiener Staedtische Versicherung AG	1,735	130,211

Machinery 0.0%
Andritz AG	2,841	729,672

Metals & Mining 0.1%
Boehler-Uddeholm AG (b)	10,163	991,129
Voestalpine AG	11,552	775,894

		1,767,023

Oil, Gas & Consumable Fuels 0.1%
OMV AG	32,190	2,037,238

Real Estate Management & Development 0.2%
Immoeast Immobilien Anlagen*	50,862	719,236
IMMOFINANZ Immobilien Anlagen AG*	95,837	1,557,600
Meinl European Land Ltd.*	42,892	1,242,460

		3,519,296

Transportation Infrastructure 0.0%
Flughafen Wien AG	72	7,819

		15,310,717

BELGIUM (1.2%) (a)
Beverages 0.1% (b)
InBev NV	28,712	2,237,922

Chemicals 0.1% (b)
Solvay SA	9,382	1,485,178
Umicore	5,976	1,203,398

		2,688,576

Commercial Banks 0.3%
Dexia	92,185	3,006,428
KBC Groep NV (b)	34,841	4,609,102

		7,615,530

Distributor 0.0%
D’ Ieteren NV	489	213,532

Diversified Financial Services 0.4%
Fortis (b)	203,987	9,165,912
Groupe Bruxelles Lambert SA (b)	11,675	1,411,068
Groupe Bruxelles Lambert SA Strip*	721	20

		10,577,000

Diversified Telecommunication Services 0.1% (b)
Belgacom SA	33,950	1,491,994

Electrical Equipment 0.0%
Bekaert SA	116	16,483

Electronic Equipment & Instruments 0.0% (b)
BarCo NV	2,478	223,486

Food & Staples Retailing 0.1%
Colruyt SA	1,619	381,578
Delhaize Group (b)	16,128	1,548,320

		1,929,898

Health Care Equipment & Supplies 0.0%
Omega Pharma SA	2,941	237,852

Leisure Equipment & Products 0.0% (b)
AGFA-Gevaert NV	26,802	648,070

Oil, Gas & Consumable Fuels 0.0% (b)
Euronav SA	5,398	181,603

Pharmaceutical 0.1%
UCB SA	20,169	1,202,110

Real Estate Investment Trust (REIT) 0.0% (b)
Cofinimmo	660	135,339

Transportation 0.0%
Compagnie Maritime Belge SA	5,398	374,516

Wireless Telecommunication Services 0.0% (b)
Mobistar SA	2,876	248,766

		30,022,677

BERMUDA (0.0%) (a) (b)
Oil, Gas & Consumable Fuels 0.0%
Frontline Ltd.	5,936	222,212

CAYMAN ISLANDS (0.1%) (a)
Communications Equipment 0.1%
FoxConn International Holdings Ltd.*	304,130	911,570
Solomon Systech International Ltd.	1,049,000	155,290

		1,066,860

32 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

CAYMAN ISLANDS (a) (continued)
Wireless Telecommunication Services 0.0% (b)
Hutchison Telecommunications International Ltd.*	212,642	$433,401

		1,500,261

DENMARK (0.9%) (a)
Airline 0.0%
Dak Sas AB*	63	1,425

Beverages 0.0%
Carlsberg	7,141	799,920

Chemicals 0.0%
Novozymes	6,405	669,449

Commercial Banks 0.2%
Danske Bank	93,020	4,344,501
Jyske Bank*	7,175	576,142
Sydbank	16,077	900,955

		5,821,598

Construction & Engineering 0.0% (b)
FLSmidth & Co.	4,613	347,863

Food Products 0.1%
Danisco AS (b)	12,057	972,576
East Asiatic Co. Ltd.	3,091	161,001

		1,133,577

Health Care Equipment & Supplies 0.1%
Coloplast (b)	3,108	267,504
GN Store Nord* (b)	53,504	611,442
William Demant Holding*	2,009	193,693

		1,072,639

Household Durables 0.0% (b)
Bang & Olufsen	3,808	493,576

Insurance 0.0%
Topdanmark*	2,958	580,068
TrygVesta AS (b)	1,789	151,612

		731,680

Machinery 0.0%
NKT Holding AS	167	14,662

Marine 0.1% (b)
AP Moller - Maersk AS*	171	1,931,547

Oil, Gas & Consumable Fuels 0.1%
Dampskibsselskabet Torm AS (b)	1,913	134,120
Vestas Wind Systems*	35,953	2,324,886

		2,459,006

Pharmaceuticals 0.2%
H. Lunbeck AS	5,754	138,508
Novo-Nordisk (b)	45,518	4,456,523

		4,595,031

Road & Rail 0.1% (b)
DSV	5,075	1,041,414

		21,113,387

FINLAND (1.5%) (a)
Auto Components 0.0% (b)
Nokian Renkaat OYJ	21,180	650,271

Building Products 0.0%
Uponor OYJ	9,334	385,209

Communications Equipment 0.7% (b)
Nokia OYJ*	716,139	18,063,345

Construction & Engineering 0.1%
YIT OYJ	23,528	833,860

Diversified Financial Services 0.0%
OKO Bank PLC	1,583	30,037

Diversified Telecommunication Services 0.0%
Elisa OYJ, Class A	17,993	523,527

Electric Utility 0.1%
Fortum OYJ	77,172	2,389,072

Food & Staples Retailing 0.0%
Kesko OYJ	10,136	703,139

Insurance 0.1% (b)
Sampo OYJ	84,906	2,644,923

IT Services 0.0% (b)
Tietoenator OYJ	23,319	734,976

Leisure Equipment & Products 0.0% (b)
Amer Sports OYJ	9,351	207,336

Machinery 0.2%
Cargotec Corp.	6,072	375,589
KCI Konecranes OYJ	18,875	678,306
Kone OYJ (b)	12,144	732,030
Metso OYJ (b)	27,356	1,495,963
Wartsila OYJ	7,543	504,267

		3,786,155

Media 0.0%
Sanoma-WSOY OYJ	1,990	58,751

2007 Semiannual Report 33

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

FINLAND (a) (continued)
Metals & Mining 0.1%
Outokumpu OYJ (b)	18,477	$613,885
Rautaruukki OYJ	19,446	1,048,446

		1,662,331

Oil, Gas & Consumable Fuels 0.0% (b)
Neste Oil OYJ	22,924	809,296

Paper & Forest Products 0.2%
Stora Enso OYJ	107,448	1,960,512
UPM-Kymmene OYJ (b)	89,708	2,210,641

		4,171,153

Pharmaceutical 0.0%
Orion OYJ*	8,093	192,237

		37,845,618

FRANCE (9.6%)
Aerospace & Defense 0.1% (a) (b)
Safran SA	17,443	421,337
Thales SA	18,461	1,121,602
Zodiac SA	9,973	765,387

		2,308,326

Airline 0.1% (a) (b)
Air France-KLM	27,691	1,412,088

Auto Components 0.2% (a)
Compagnie Generale des Etablissements Michelin (b)	28,022	3,569,867
Valeo SA	18,032	1,035,914

		4,605,781

Automobiles 0.3% (a) (b)
Peugeot SA	31,226	2,533,295
Renault SA	29,476	3,826,004

		6,359,299

Beverages 0.2% (a)
Pernod-Ricard SA	17,483	3,722,356

Building Products 0.2% (a)
Compagnie de Saint-Gobain	55,286	5,902,775

Chemicals 0.2% (a) (b)
Air Liquide	20,815	5,159,718

Commercial Banks 1.4% (a)
BNP Paribas	142,767	16,560,660
Credit Agricole SA (b)	110,278	4,643,217
Societe Generale (b)	64,833	13,738,152

		34,942,029

Commercial Services & Supplies 0.0% (a)
Societe BIC SA	1,214	88,692

Communications Equipment 0.2% (a)
Alcatel-Lucent	382,634	5,052,781

Construction & Engineering 0.3% (a) (b)
Vinci SA	39,064	6,282,880

Construction Materials 0.2% (a)
Imerys SA	2,675	255,809
Lafarge SA (b)	26,930	4,371,530

		4,627,339

Diversified Telecommunication Services 0.3% (a)
France Telecom SA	284,380	8,314,984

Electrical Equipment 0.4% (a)
Alstom RGPT*	18,090	2,689,463
Schneider Electric SA (b)	44,091	6,217,965

		8,907,428

Energy Equipment & Services 0.1% (b)
Technip SA	21,506	1,695,842

Food & Staples Retailing 0.4% (a)
Carrefour SA (b)	105,093	8,076,668
Casino Guichard Perrachon SA	9,269	995,633

		9,072,301

Food Products 0.3% (a) (b)
Groupe Danone	40,390	6,640,182

Gas Utility 0.1% (a) (b)
Gaz de France	28,885	1,355,313

Health Care Equipment & Supplies 0.1% (a)
Cie Generale d’Optique Essilor Int’l SA	18,367	2,213,730

Hotels, Restaurants & Leisure 0.2% (a)
Accor SA	38,254	3,602,834
Sodexho Alliance SA	15,200	1,204,673

		4,807,507

Household Durables 0.0% (a) (b)
Thomson	53,365	1,028,251

Insurance 0.6%
Axa (a)	289,753	13,302,156
CNP Assurances (a) (b)	5,426	691,621
Scor SA (b)	23,121	678,294

		14,672,071

34 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

FRANCE (continued)
IT Services 0.1% (a)
Atos Origin SA*	15,585	$1,117,287
Capgemini SA (b)	25,109	1,898,990

		3,016,277

Machinery 0.1% (a)
Vallourec SA	8,065	2,196,254

Media 0.5% (a)
Lagardere SCA (b)	23,843	1,873,746
M6-Metropole Television* (b)	3,979	141,432
PagesJaunes Groupe SA (b)	34,670	802,449
Publicis Groupe	29,209	1,389,583
Societe Television Francaise 1 (b)	29,501	1,013,768
Vivendi Universal SA (b)	193,267	7,971,254

		13,192,232

Multi-Utilities 0.6% (a) (b)
Suez SA	169,572	9,663,062
Veolia Environnement	50,860	4,197,132

		13,860,194

Multiline Retail 0.1% (a)
PPR SA	11,503	1,998,872

Office Electronics 0.0% (a)
Neopost SA	3,808	551,819

Oil, Gas & Consumable Fuels 1.1% (a) (b)
Total SA	371,811	27,406,209

Personal Products 0.2% (a) (b)
L’Oreal SA	47,085	5,634,207

Pharmaceutical 0.6% (a) (b)
Sanofi-Aventis	174,256	15,949,100

Real Estate Investment Trusts (REITs) 0.1% (a)
Gecina SA	1,440	272,236
Klepierre (b)	3,641	702,049
Unibail	8,398	2,327,571

		3,301,856

Software 0.0% (a)
Business Objects SA*	22,305	834,748
Dassault Systemes SA (b)	6,240	369,373

		1,204,121

Textiles, Apparel & Luxury Goods 0.2% (a)
Hermes Int’l	9,358	1,351,131
LVMH Moet Hennessy Louis Vuitton SA (b)	40,302	4,697,125

		6,048,256

Transportation Infrastructure 0.0% (a)
Societe Des Autoroutes Paris-Rhin-Rhone	1,006	99,078

Wireless Telecommunication Services 0.1% (a) (b)
Bouygues SA	38,855	3,095,672

		236,725,820

GERMANY (7.8%)
Airline 0.1% (a)
Deutsche Lufthansa AG	49,395	1,473,605

Auto Components 0.1% (a)
Continental AG	25,544	3,555,236

Automobiles 0.9% (a)
Daimler Chrysler AG (b)	154,183	12,465,247
Porsche AG	1,587	2,657,888
Volkswagen AG (b)	32,123	4,849,611
Volkswagen AG, Preferred Shares	16,297	1,647,127

		21,619,873

Capital Markets 0.2% (a) (b)
Deutsche Boerse AG	19,338	4,533,001
MLP AG	9,484	235,233

		4,768,234

Chemicals 0.9% (b)
BASF AG	86,065	10,270,914
Bayer AG	120,391	8,272,806
Linde AG (a)	20,278	2,271,317

		20,815,037

Commercial Banks 0.8% (a)
Commerzbank AG (b)	115,121	5,743,955
Deutsche Bank AG	87,622	13,450,803
Deutsche Postbank AG	11,211	1,094,983

		20,289,741

Construction & Engineering 0.1% (a)
Bilfinger Berger AG	3,831	360,728
Hochtief AG	9,600	1,008,437

		1,369,165

Diversified Telecommunication Services 0.4% (a) (b)
Deutsche Telekom AG	487,832	8,928,680

Electric Utility 0.7% (a) (b)
E. On AG	109,161	16,402,053

Electronic Equipment & Instruments 0.0% (a)
Wincor Nixdorf AG	7,780	755,324

2007 Semiannual Report 35

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

GERMANY (continued)
Food & Staples Retailing 0.1% (a)
Metro AG	27,638	$2,130,612

Food Products 0.0% (a) (b)
Suedzucker AG	1,963	40,231

Health Care Providers & Services 0.1% (a)
Celesio AG	10,768	771,445
Fresenius Medical Care AG & Co.	10,093	1,511,919

		2,283,364

Hotels, Restaurants & Leisure 0.1% (a)
TUI AG	49,142	1,349,101

Household Products 0.1% (a) (b)
Henkel KGaA	11,787	1,852,970

Industrial Conglomerates 0.7% (a)
Rheinmetall AG	3,633	359,227
Siemens AG	143,405	17,308,418

		17,667,645

Insurance 1.0%
Allianz AG	73,149	16,648,591
Hypo Real Estate Holding AG (a)	28,302	1,886,687
Muenchener Rueckversicherungs AG (a) (b)	37,135	6,586,162

		25,121,440

Machinery 0.1% (a)
Heidelberger Druckmaschinen	5,420	255,640
MAN AG (b)	23,940	3,188,486

		3,444,126

Media 0.0% (a)
Premiere AG*	23,917	501,821
ProsiebenSAT.1 Media AG	13,637	496,300

		998,121

Metals & Mining 0.2% (a)
Salzgitter AG	5,687	934,699
Thyssenkrupp AG	67,929	3,627,619

		4,562,318

Multi-Utilities 0.3% (a) (b)
RWE AG	76,602	8,095,037
RWE AG, Non-Voting Preferred Shares	4,091	399,630

		8,494,667

Multiline Retail 0.0% (a)
KarstadtQuelle AG*	17,196	662,814

Oil, Gas & Consumable Fuels 0.0% (a) (b)
Solarworld AG	8,096	677,747

Personal Products 0.0% (a)
Beiersdorf AG	11,490	823,630

Pharmaceuticals 0.1% (a)
Altana AG (b)	16,156	1,200,230
Merck KGaA	13,227	1,756,165

		2,956,395

Real Estate Management & Development 0.0% (a)
IVG Immobilien AG	11,079	498,252

Semiconductors & Semiconductor Equipment 0.1% (a)
Infineon Technologies AG*	142,438	2,211,294

Software 0.3% (a)
SAP AG	150,850	7,246,090

Specialty Retail 0.0% (a)
Douglas Holding AG	2,452	155,314

Textiles, Apparel & Luxury Goods 0.2% (a)
Adidas AG	41,412	2,463,236
Puma AG Rudolf Dassler Sport	2,750	1,249,358

		3,712,594

Transportation Infrastructure 0.2%
Deutsche Post AG	14,982	514,348
Deutsche Post AG	121,644	4,182,349

		4,696,697

		191,562,370

GREECE (0.6%) (a)
Beverages 0.0%
Coca Cola Hellenic Bottling Co. SA	12,502	541,974

Commercial Banks 0.4%
Alpha Bank AE	75,113	2,285,784
EFG Eurobank Ergasias SA	35,187	1,464,036
National Bank of Greece SA	72,591	4,065,743
Piraeus Bank SA	45,457	1,647,088

		9,462,651

Communications Equipment 0.0%
Intracom SA*	13,953	78,897

Construction & Engineering 0.0%
Hellenic Technodomiki Tev SA	18,730	256,919
Technical Olympic SA	12,941	28,845

		285,764

36 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

GREECE (a) (continued)
Construction Materials (0.0%)
Titan Cement Co.	5,259	$299,325

Diversified Financial Services 0.0%
Hellenic Exchanges Holding SA	195	4,618

Diversified Telecommunication Services 0.1%
Hellenic Telecommunications Organization SA*	65,353	1,878,268

Electric Utility 0.0%
Public Power Corp.	24,370	638,645

Hotels, Restaurants & Leisure 0.1%
OPAP SA	40,394	1,528,282

Metals & Mining 0.0%
Viohal Co.	1,540	26,132

Oil, Gas & Consumable Fuels 0.0%
Hellenic Petroleum SA	1,303	19,676

Textiles, Apparel & Luxury Goods 0.0%
Folli-Follie SA	1,393	56,258

Wireless Telecommunication Services 0.0%
Cosmote Mobile Telecommunications SA	17,456	548,556

		15,369,046

HONG KONG (1.5%) (a)
Airline 0.0%
Cathay Pacific Airways Ltd.	95,000	245,663

Commercial Banks 0.2%
Bank of East Asia Ltd.	307,100	1,884,930
BOC Hong Kong Holdings Ltd.	683,100	1,676,793
Hang Seng Bank Ltd. (b)	153,000	2,149,945
Hkd Wing Hang Bank Ltd.	10,000	119,354

		5,831,022

Distributor 0.1%
Li & Fung Ltd.	445,600	1,384,404

Diversified Financial Services 0.1%
Hong Kong Exchanges & Clearing Ltd.	216,000	2,057,804

Diversified Telecommunication Services 0.0%
PCCW Ltd.	531,200	326,973

Electric Utilities 0.1%
Cheung Kong Infrastructure Holdings Ltd.	2,500	8,939
CLP Holdings Ltd.	276,000	2,016,030
HongKong Electric Holdings	203,300	1,017,172

		3,042,141

Electrical Equipment 0.0% (b)
Johnson Electric Holdings Ltd.	205,500	124,264

Electronic Equipment & Instruments 0.0%
Kingboard Chemical Holdings Ltd.	67,548	314,736

Gas Utility 0.1% (b)
Hong Kong & China Gas	525,600	1,250,018

Hotels, Restaurants & Leisure 0.0%
ShanGri-La Asia Ltd.	138,000	337,464

Household Durables 0.0%
Techtronic Industries Co.	45,310	60,138

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	400,500	3,856,570
MelCo International Development	58,344	113,284

		3,969,854

Marine 0.0%
Orient Overseas International Ltd.	34,438	291,216

Media 0.0%
Television Broadcasts Ltd.	16,000	105,666

Real Estate Investment Trust (REIT) 0.0%
Link REIT (The)	486,551	1,106,271

Real Estate Management & Development 0.6%
Cheung Kong Holdings Ltd.	286,000	3,705,285
Hang Lung Properties Ltd.	488,000	1,445,656
Henderson Land Development Co. (b)	189,800	1,134,225
Hopewell Holdings Ltd.	75,569	332,523
Hysan Development Co. Ltd.	22,673	60,083
Kerry Properties Ltd. (b)	37,000	184,874
New World Development Co. Ltd.	434,679	1,020,626
Shui on Land Ltd.*	66,500	56,969
Shun Tak Holdings Ltd.	54,000	75,141
Sino Land Co. (b)	306,000	641,771
Sun Hung Kai Properties Ltd.	263,700	3,081,066
Swire Pacific Ltd.	172,500	1,969,826
Wharf Holdings Ltd.	133,300	490,683

		14,198,728

2007 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

HONG KONG (a) (continued)
Road & Rail 0.0%
MTR Corp.	126,714	$310,163

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	27,300	172,142

Specialty Retail 0.1%
Esprit Holdings Ltd.	195,500	2,369,477
Giordano International Ltd. (b)	238,400	115,235

		2,484,712

Textiles, Apparel & Luxury Goods 0.0%
Texwinca Holdings Ltd.	2,000	1,422
Yue Yuen Industrial Holdings	38,500	134,441

		135,863

Trading Companies & Distributors 0.0%
Noble Group Ltd.	636	660

		37,749,902

IRELAND (0.9%)
Airline 0.0% (a)
Ryanair Holdings PLC*	42,663	349,943

Beverages 0.1% (a)
C&C Group PLC	68,027	1,140,263

Building Products 0.0% (a)
Kingspan Group PLC	23,738	664,858

Commercial Banks 0.4% (a)
Allied Irish Banking PLC	158,070	4,786,690
Bank of Ireland	169,622	3,638,673
Depfa Bank PLC	51,906	959,436

		9,384,799

Construction Materials 0.2% (a)
CRH PLC	100,991	4,425,872
CRH PLC	35	1,531

		4,427,403

Food & Staples Retailing 0.0%
Total Produce PLC*	1,209	1,270

Food Products 0.1% (a)
GreenCore Group PLC	43,087	269,525
Iaws Group PLC	13,545	335,751
Kerry Group PLC	18,897	564,673

		1,169,949

Hotels, Restaurants & Leisure 0.0% (a)
Paddy Power PLC	10,418	289,927

Household Durables 0.0% (a)
Waterford Wedgewood PLC*	357	19

Industrial Conglomerate 0.0% (a)
DCC PLC	6,232	208,659

Insurance 0.1% (a)
Irish Life & Permanent PLC	55,937	1,480,731

Media 0.0% (a)
Independent News & Media PLC	35,957	167,437

Pharmaceutical 0.0% (a)
Elan Corp. PLC*	61,987	850,940

Trading Companies & Distributors 0.0% (a)
Grafton Group PLC*	39,192	580,665

		20,716,863

ITALY (3.9%)
Aerospace & Defense 0.1% (a)
Finmeccanica SpA	51,907	1,595,487

Automobiles 0.1% (a)
Fiat SpA*	102,707	3,016,980

Capital Markets 0.1% (a)
Mediobanca SpA	99,308	2,298,380

Commercial Banks 1.5% (a)
Banca Monte dei Paschi di Siena SpA (b)	151,179	1,022,121
Banca Popolare di Milano Scarl (b)	85,716	1,440,899
Banche Popolari Unite Scpa (b)	120,992	3,660,694
Banco Popolare di Verona e Novara Scrl (b)	75,864	2,532,543
Capitalia SpA (b)	319,885	3,045,445
Intesa Sanpaolo SpA* (b)	1,237,906	10,371,339
Intesa Sanpaolo SpA RNC*	125,849	1,014,197
UniCredito Italiano SpA (b)	1,323,071	13,592,164

		36,679,402

Construction Materials 0.0% (a) (b)
Italcementi SpA	3,162	101,008

Diversified Telecommunication Services 0.3% (a) (b)
Telecom Italia SpA	1,943,230	5,829,817
Telecom Italia SpA RNC	954,646	2,331,912

		8,161,729

Electric Utilities 0.4% (a) (b)
Enel SpA	761,835	8,656,890
Terna SpA	279,196	1,041,060

		9,697,950

38 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

ITALY (continued)
Gas Utility 0.1% (a) (b)
Snam Rete Gas SpA	196,021	$1,251,914

Hotels, Restaurants & Leisure 0.0% (a)
Autogrill SpA	28,866	574,206
Lottomatica SpA*	4,473	183,072

		757,278

Industrial Conglomerate 0.1% (a)
Pirelli & C SpA	741,037	924,282

Insurance 0.4% (a)
Alleanza Assicurazioni SpA (b)	96,958	1,361,428
Assicurazioni Generali SpA	171,162	7,871,827
Fondiaria-Sai SpA	7,662	405,748
Mediolanum SpA (b)	41,088	357,102
Unipol SpA* (b)	79,078	293,279

		10,289,384

Internet Software & Services 0.0% (a) (b)
Tiscali SpA*	91,354	339,072

Media 0.1% (a)
Gruppo Editoriale L’Espresso SpA (b)	7,002	36,531
Mediaset SpA (b)	161,976	1,831,434
Mondadori (Arnoldo) Editore SpA	1,017	11,194
Seat Pagine Gialle SpA (b)	293,554	191,392

		2,070,551

Oil, Gas & Consumable Fuels 0.6%
Eni SpA (a)	454,436	15,069,150
Eni SpA ADR	200	13,248

		15,082,398

Textiles, Apparel & Luxury Goods 0.0%
Benetton Group SpA	1,257	21,800
Bulgari SpA (a)	23,800	363,612
Luxottica Group SpA (a) (b)	15,507	538,211

		923,623

Transportation Infrastructure 0.1% (a)
Autostrade SpA	54,531	1,800,238

		94,989,676

JAPAN (20.2%)
Air Freight & Logistics 0.0% (a)
Yamato Holdings Co. Ltd.	75,000	1,085,902

Airlines 0.0% (a)
All Nippon Airways Co. Ltd.	75,000	290,403
Japan Airlines Corp.* (b)	268,000	526,993

		817,396

Auto Components 0.4% (a)
Aisin Seiki Co. Ltd.	32,800	1,078,621
Bridgestone Corp.	116,400	2,360,905
Denso Corp.	82,300	2,910,219
NGK Spark Plug Co. Ltd.	40,000	705,489
NHK Spring Co. Ltd.	41,000	352,373
NOK Corp.	10,500	195,366
Stanley Electric Co. Ltd.	23,500	466,858
Sumitomo Rubber Industries, Inc.	47,400	508,809
Toyoda Gosei Co. Ltd.	3,000	74,154
Toyota Industries Corp.	27,900	1,314,742

		9,967,536

Automobiles 1.8% (a)
Honda Motor Co. Ltd.	263,800	9,061,661
Nissan Motor Co. Ltd.	390,000	3,923,277
Toyota Motor Corp.	494,800	30,057,424
Yamaha Motor Co. Ltd.	24,600	649,931

		43,692,293

Beverages 0.2% (a)
Asahi Breweries Ltd.	69,200	1,127,670
Ito En Ltd.	3,200	106,552
Kirin Brewery Co. Ltd.	116,000	1,753,650
Kita Kyushu Coca-Cola	200	4,362
Sapporo Holdings Ltd. (b)	78,000	558,996
Takara Shuzo Co. Ltd. (b)	61,800	457,811

		4,009,041

Building Products 0.2% (a)
Asahi Glass Co. Ltd.	154,600	2,079,898
Central Glass Co. Ltd.	5,000	34,864
Daikin Industries Ltd.	41,600	1,406,097
JS Group Corp.	33,400	754,344
Nippon Sheet Glass Co. Ltd. (b)	124,000	654,612
Sanwa Shutter Corp.	39,000	240,425
TOTO Ltd. (b)	57,200	540,591

		5,710,831

Capital Markets 0.5% (a)
Daiwa Securities Group, Inc.	229,500	2,556,489
Jafco Co. Ltd. (b)	1,900	81,881
Matsui Securities Co. Ltd. (b)	36,100	266,045
Mitsubishi UFJ Securities Co.	23,000	242,245
Nikko Cordial Corp.	167,500	2,409,452
Nomura Holdings, Inc.	303,800	5,806,712
SBI E*trade Securities Co. Ltd. (b)	446	480,434
SBI Holdings, Inc.	2,212	707,876
Shinko Securities Co. Ltd. (b)	39,700	180,098

		12,731,232

2007 Semiannual Report 39

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Chemicals 0.9% (a)
Asahi Kasei Corp.	224,200	$1,585,591
Daicel Chemical Industries Ltd.	15,000	101,051
Dainippon Ink & Chemical, Inc.	42,000	157,482
Denki Kagaku Kogyo KK	25,000	108,881
Hitachi Chemical Co. Ltd.	7,900	173,599
JSR Corp.	31,300	700,244
Kaneka Corp.	43,500	396,636
Kansai Paint Co. Ltd.	30,000	242,011
Kuraray Co. Ltd.	63,500	705,734
Mitsubishi Chemical Holdings Corp.	168,500	1,356,076
Mitsubishi Gas Chemical Co., Inc.	44,000	379,956
Mitsubishi Rayon Co. Ltd.	124,100	862,701
Mitsui Chemicals, Inc. (b)	123,100	1,021,702
Nippon Kayaku Co. Ltd.	21,000	168,765
Nippon Shokubai Co. Ltd.	16,200	165,213
Nissan Chemical Industries Ltd. (b)	40,000	453,185
Nitto Denko Corp. (b)	33,610	1,483,548
Shin-Etsu Chemical Co. Ltd.	66,200	4,273,293
Showa Denko KK (b)	253,000	828,907
Sumitomo Bakelite Co. Ltd.	26,300	186,209
Sumitomo Chemical Co. Ltd.	222,200	1,467,763
Taiyo Nippon Sanso Corp.	16,000	139,071
Teijin Ltd.	194,800	1,003,450
Tokuyama Corp. (b)	49,000	734,728
Toray Industries, Inc.	265,300	1,819,780
Tosoh Corp.	119,000	544,197
UBE Industries Ltd.	204,000	647,036
Zeon Corp.	25,000	257,389

		21,964,198

Commercial Banks 1.9% (a)
77 Bank Ltd.(The)	23,300	152,775
Bank of Kyoto Ltd. (b)	20,000	231,040
Bank of Yokohama Ltd.(The)	207,000	1,515,644
Chiba Bank Ltd.(The)	114,300	944,850
Gunma Bank Ltd.(The)	30,000	199,843
Hokuhoku Financial Group, Inc.	161,900	524,477
Joyo Bank Ltd.(The)	73,000	447,610
Mitsubishi UFJ Financial Group, Inc.	1,450	15,084,929
Mitsui Trust Holdings, Inc.	99,400	898,137
Mizuho Financial Group, Inc.	1,595	9,599,491
Nishi-Nippon City Bank Ltd.(The)	60,000	257,926
Resona Holdings, Inc. (b)	710	1,602,522
Sapporo Hokuyo Holdings, Inc.	28	270,573
Shinsei Bank Ltd.	317,000	1,367,096
Shizuoka Bank Ltd.(The)	105,000	1,105,929
Sumitomo Mitsui Financial Group, Inc.	1,105	9,654,572
Sumitomo Trust & Banking Co. Ltd. (The)	190,000	1,855,750
Suruga Bank Ltd.	17,000	205,547

		45,918,711

Commercial Services & Supplies 0.2% (a)
Arrk Corp.	25,800	300,592
Dai Nippon Printing Co. Ltd.	113,700	1,812,601
Goodwill Group, Inc.(The) (b)	470	295,066
Kokuyo Co. Ltd.	1,000	12,727
Meitec Corp. (b)	5,400	176,159
Park24 Co. Ltd. (b)	25,800	321,418
Secom Co. Ltd.	38,500	1,739,999
Toppan Printing Co., Ltd.	99,000	1,004,342

		5,662,904

Communications Equipment 0.0% (a) (b)
Uniden Corp.	18,000	128,054

Computers & Peripherals 0.3% (a)
Fujitsu Ltd.	283,100	1,779,706
Mitsumi Electric Co. Ltd.	26,200	873,940
NEC Corp.	382,000	2,028,856
Toshiba Corp. (b)	513,700	3,825,675

		8,508,177

Construction & Engineering 0.2% (a)
Chiyoda Corp.	35,000	803,120
COMSYS Holdings Corp. (b)	33,227	371,089
JGC Corp.	46,000	706,723
Kajima Corp.	168,800	831,082
Nishimatsu Construction Co. Ltd. (b)	91,600	284,709
Obayashi Corp.	79,500	501,106
Okumura Corp. (b)	27,000	150,519
Shimizu Corp.	59,000	365,835
Taisei Corp. (b)	247,000	851,810
Toda Corp.	44,000	214,266

		5,080,259

Construction Materials 0.0% (a)
Sumitomo Osaka Cement Co. Ltd.	120,400	351,257
Taiheiyo Cement Corp.	118,000	505,609

		856,866

40 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Consumer Finance 0.3% (a)
Acom Co. Ltd.	10,230	$369,323
Aeon Credit Service Co. Ltd. (b)	18,300	303,873
Aiful Corp.	20,117	500,868
Credit Saison Co. Ltd.	34,600	983,864
Hitachi Capital Corp.	200	3,345
ORIX Corp.	14,590	3,890,747
Promise Co. Ltd. (b)	11,000	330,922
Shohkoh Fund & Co. Ltd.	10	1,759
Takefuji Corp.	24,600	826,888

		7,211,589

Consumer Goods 0.0% (a)
Circle K Sunkus Co. Ltd.	195	3,352

Containers & Packaging 0.0% (a)
Toyo Seikan Kaisha Ltd.	19,200	382,127

Distributor 0.0% (a)
Canon Marketing Japan, Inc.	2,000	38,927

Diversified Consumer Services 0.0% (a)
Benesse Corp.	5,200	193,692

Diversified Telecommunication Services 0.2% (a)
Nippon TeleGraph & Telephone Corp.	823	4,086,730

Electric Utilities 0.8% (a)
Chubu Electric Power Co., Inc. (b)	122,400	3,933,301
Hokkaido Electric Power Co., Inc.	21,600	547,794
Kansai Electric Power Co., Inc.	141,300	3,954,979
Kyushu Electric Power Co., Inc.	56,900	1,602,985
Tohoku Electric Power Co., Inc.	81,000	1,934,506
Tokyo Electric Power Co., Inc.	217,600	7,233,007

		19,206,572

Electrical Equipment 0.3% (a)
Fuji Electric Holdings Co. Ltd.	47,200	219,259
Fujikura Ltd.	48,600	311,988
Furukawa Electric Co. Ltd.	124,300	758,863
Matsushita Electric Works Ltd.	38,284	433,094
Mitsubishi Electric Corp.	305,600	2,962,700
Sumitomo Electric Industries Ltd. (b)	106,200	1,502,037
Ushio, Inc.	7,500	146,941

		6,334,882

Electronic Equipment & Instruments 0.9% (a)
Alps Electric Co. Ltd. (b)	53,900	556,969
Citizen Watch Co. Ltd. (b)	94,600	844,578
Dainippon Screen Manufacturing Co. Ltd.	45,000	378,780
Hirose Electric Co. Ltd.	3,700	449,600
Hitachi Ltd.	569,800	4,328,062
Hoya Corp.	79,500	2,443,272
Ibiden Co. Ltd.	19,400	1,102,861
Keyence Corp.	5,280	1,173,836
Kyocera Corp.	28,700	2,789,684
Mabuchi Motor Co. Ltd.	4,100	254,784
Murata Manufacturing Co. Ltd.	31,100	2,292,178
Nidec Corp. (b)	14,900	940,137
Nippon Electric Glass Co. Ltd.	45,000	770,255
Oki Electric Industry Co. Ltd. (b)	78,500	135,004
Omron Corp.	28,600	766,293
Taiyo Yuden Co. Ltd.	32,000	703,299
TDK Corp.	23,200	2,001,040
Yaskawa Electric Corp.	16,000	182,871
Yokogawa Electric Corp.	44,700	659,117

		22,772,620

Food & Staples Retailing 0.3% (a)
Aeon Co. Ltd.	95,600	1,748,812
FamilyMart Co. Ltd.	16,600	420,501
Lawson, Inc.	14,900	549,539
Matsumotokiyoshi Co. Ltd.	6,200	145,702
Seven & I Holdings Co. Ltd.	132,500	3,821,226
UNY Co. Ltd.	20,000	239,204

		6,924,984

Food Products 0.2% (a)
Ajinomoto Co., Inc.	130,000	1,599,530
House Foods Corp.	100	1,692
Katokichi Co. Ltd.	40,253	262,462
Kikkoman Corp.	46,000	671,053
Meiji Dairies Corp.	76,000	607,717
Meiji Seika Kaisha Ltd.	8,000	38,007
Nichirei Corp.	44,000	263,085
Nippon Meat Packers, Inc. (b)	30,000	365,448
Nisshin Seifun Group, Inc.	28,900	312,004
Nissin Food Products Co. Ltd. (b)	11,300	424,324
Q.P. Corp.	15,300	141,724
Toyo Suisan Kaisha Ltd.	5,400	107,545
Yakult Honsha Co. Ltd. (b)	14,900	397,720
Yamazaki Baking Co. Ltd.	3,100	28,798

		5,221,109

2007 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Gas Utilities 0.2% (a)
Osaka Gas Co. Ltd.	415,900	$1,559,669
Tokyo Gas Co. Ltd.	433,400	2,178,346

		3,738,015

Health Care Equipment & Supplies 0.1% (a)
Olympus Corp.	46,000	1,609,184
Terumo Corp.	27,300	1,103,368

		2,712,552

Health Care Providers & Services 0.0% (a)
Alfresa Holdings Corp.	3,900	239,552
Mediceo Paltac Holdings Co. Ltd.	18,200	331,918
Suzuken Co. Ltd.	5,800	203,492

		774,962

Hotels, Restaurants & Leisure 0.0% (a)
Oriental Land Co. Ltd. (b)	4,000	226,034
Round One Corp.	2	4,134

		230,168

Household Durables 1.0% (a)
Casio Computer Co. Ltd. (b)	50,500	1,019,520
Daito Trust Construction Co. Ltd.	11,400	523,740
Daiwa House Industry Co. Ltd.	76,000	1,191,452
Haseko Corp.* (b)	108,000	357,702
Makita Corp.	10,700	407,171
Matsushita Electric Industrial Co. Ltd.	323,502	6,238,594
Pioneer Corp. (b)	47,200	601,975
Rinnai Corp.	200	5,486
Sanyo Electric Co. Ltd.* (b)	438,200	700,381
Sekisui Chemical Co. Ltd.	52,000	403,516
Sekisui House Ltd.	109,300	1,613,311
Sharp Corp.	173,900	3,191,686
Sony Corp.	175,800	9,349,717

		25,604,251

Household Products 0.1% (a)
Kao Corp.	87,200	2,393,906
Uni-Charm Corp.	6,500	382,891

		2,776,797

Independent Power Producers & Energy Traders 0.1% (a)
Electric Power Development Co.	32,100	1,405,682

Industrial Conglomerate 0.0% (a) (b)
Hankyu Hanshin Holdings, Inc.	191,000	1,085,310

Insurance 0.4% (a)
Millea Holdings, Inc.	115,000	4,261,768
Mitsui Sumitomo Insurance Co. Ltd.	225,600	2,799,876
Sompo Japan Insurance, Inc.	120,800	1,475,527
T&D Holdings, Inc.	36,550	2,315,061

		10,852,232

Internet & Catalog Retail 0.0% (a)
Rakuten, Inc.	1,632	655,664

Internet Software & Services 0.1% (a)
Access Company Ltd.*	51	186,247
eAccess Ltd. (b)	505	313,006
Index Holdings (b)	505	171,367
Yahoo! Japan Corp. (b)	2,089	722,378

		1,392,998

IT Services 0.1% (a)
CSK Corp.	14,100	544,834
Itochu Techno-Science Corp.	1,800	82,139
NET One Systems Co. Ltd.	134	140,265
Nomura Research Institute Ltd.	27,000	721,840
NTT Data Corp. (b)	164	804,535
Obic Co. Ltd.	100	18,562
Otsuka Corp	900	86,812
TIS, Inc.	5,600	128,141

		2,527,128

Leisure Equipment & Products 0.3% (a)
Fuji Photo Film Co. Ltd.	89,700	3,695,426
Namco Bandai Holdings, Inc.	36,749	597,259
Nikon Corp. (b)	61,000	1,399,658
Sankyo Co. Ltd.	4,800	210,411
Sega Sammy Holdings, Inc.	40,400	914,418
Shimano, Inc.	3,800	124,737
Yamaha Corp.	31,600	730,808

		7,672,717

Machinery 1.0% (a)
Amada Co. Ltd.	39,000	435,543
Amano Corp.	22,400	293,617
Daifuku Co. Ltd.	500	6,296
Ebara Corp. (b)	112,900	581,028
Fanuc Ltd.	31,700	3,104,690
Hino Motors Ltd. (b)	72,000	396,535
Hitachi Construction Machinery Co. Ltd.	25,400	792,794
Ishikawajima-Harima Heavy Industries Co. Ltd.	295,000	1,149,719
Japan Steel Works Ltd.(The)	89,000	1,049,479

42 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Machinery (continued)
JTEKT Corp.	19,700	$365,747
Kawasaki Heavy Industries Ltd.	295,200	1,175,287
Komatsu Ltd.	163,000	3,857,662
Komori Corp.	10,000	230,986
Kubota Corp.	162,100	1,532,206
Kurita Water Industries Ltd.	7,600	189,741
Minebea Co. Ltd.	93,000	544,249
Mitsubishi Heavy Industries Ltd.	595,200	3,663,914
Mitsui Engineering & Shipbuilding Co. Ltd. (b)	183,000	819,800
NGK Insulators Ltd. (b)	32,000	698,516
NSK Ltd.	66,400	642,663
NTN Corp.	59,600	494,545
Okuma Corp.	12,000	143,334
OSG Corp. (b)	1,900	26,650
SMC Corp.	8,100	1,035,615
Sumitomo Heavy Industries Ltd.	82,000	844,187
THK Co. Ltd.	28,900	704,334

		24,779,137

Marine 0.2% (a)
Kawasaki Kisen Kaisha Ltd.	119,000	1,292,599
Mitsui OSK Lines Ltd.	208,000	2,621,643
Nippon Yusen KK (b)	212,400	1,826,882

		5,741,124

Media 0.1% (a)
Asatsu-DK, Inc.	200	6,389
Dentsu, Inc. (b)	244	694,893
Fuji Television Network, Inc.	151	353,829
Hakuhodo DY Holdings, Inc.	1,600	108,528
Toho Co. Ltd.	11,600	227,626
Tokyo Broadcasting System, Inc.	4,800	162,342

		1,553,607

Metals & Mining 1.0% (a)
Daido Steel Co. Ltd. (b)	77,000	443,769
Dowa Metals & Mining & Mining Co. Ltd.	72,800	683,335
JFE Holdings, Inc.	98,900	5,437,010
Kobe Steel Ltd.	551,000	1,943,183
Mitsubishi Materials Corp.	200,000	975,908
Mitsui Metals & Mining & Mining & Smelting Co. Ltd.	116,100	560,029
Nippon Light Metal Co. Ltd.	2,200	6,047
Nippon Steel Corp.	1,091,000	7,039,598
Nisshin Steel Co. Ltd.	127,900	516,128
Sumitomo Metal Industries Ltd.	692,000	3,514,016
Sumitomo Metal Metals & Mining & Mining Co. Ltd. (b)	112,000	2,080,908
Sumitomo Titanium Corp. (b)	4,900	524,789
Toho Titanium Co. Ltd. (b)	1,646	78,437
Tokyo Steel Manufacturing Co. Ltd.	7,000	101,596

		23,904,753

Multiline Retail 0.1% (a)
Daimaru, Inc.	18,000	213,777
Isetan Co. Ltd.	43,800	716,599
Marui Co. Ltd. (b)	76,900	913,670
Mitsukoshi Ltd. (b)	100,300	480,466
Ryohin Keikaku Co. Ltd.	7,400	412,124
Takashimaya Co. Ltd.	64,000	751,558

		3,488,194

Office Electronics 0.6% (a)
Canon, Inc.	177,600	9,965,380
Konica Minolta Holdings, Inc.	94,900	1,298,669
Ricoh Co. Ltd.	103,200	2,265,342
Seiko Epson Corp. (b)	16,400	496,789

		14,026,180

Oil, Gas & Consumable Fuels 0.2% (a)
Inpex Holdings, Inc.	144	1,215,384
Nippon Metals & Mining Holdings, Inc.	158,900	1,276,290
Nippon Oil Corp.	210,400	1,615,901
Showa Shell Sekiyu KK	49,100	589,587
TonenGeneral Sekiyu KK	25,000	269,000

		4,966,162

Other Financial 0.0%
Fukuoka Fin. Group, Inc.*	101,600	773,885

Paper & Forest Products 0.1% (a)
Nippon Paper Group, Inc.	180	609,209
OJI Paper Co. Ltd. (b)	131,000	669,394

		1,278,603

Personal Products 0.1% (a)
Aderans Co. Ltd.	12,500	279,280
Shiseido Co. Ltd.	67,700	1,452,491

		1,731,771

Pharmaceuticals 1.0% (a)
Astellas Pharma, Inc.	98,800	4,322,511
Chugai Pharmaceutical Ltd.	60,100	1,532,698
Daiichi Sankyo Co. Ltd.	126,300	3,768,486
Eisai Co. Ltd. (b)	49,100	2,332,275

2007 Semiannual Report 43

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Pharmaceuticals (continued)
Kaken Pharmaceutical	40,000	$307,986
Kyowa Hakko Kogyo Co. Ltd.	25,000	233,505
Santen Pharmaceutical Co. Ltd. (b)	6,300	172,448
Shionogi & Co. Ltd.	50,400	982,317
Taisho Pharmaceutical Co. Ltd. (b)	19,900	390,564
Takeda Pharmaceutical Co. Ltd.	157,800	10,231,055
Tanabe Seiyaku Co. Ltd.	19,000	245,870

		24,519,715

Real Estate Investment Trusts (REITs) 0.2% (a)
Japan Prime Realty Investment Corp.	45	204,793
Japan Real Estate Investment Corp.	92	1,233,379
Japan Retail Fund Investment Corp.	92	926,148
Nippon Building Fund, Inc. (b)	99	1,600,460
Nomura Real Estate Office Fund, Inc.	55	682,590

		4,647,370

Real Estate Management & Development 0.7% (a)
K.K. DaVinci Advisors* (b)	365	367,827
Leopalace21 Corp.	24,975	818,946
Mitsubishi Estate Co. Ltd.	193,600	6,003,033
Mitsui Fudosan Co. Ltd.	147,700	4,311,844
NTT Urban Development Corp	90	213,790
Sumitomo Realty & Development Co. Ltd.	68,000	2,510,266
Tokyo Tatemono Co. Ltd.	56,000	782,796
Tokyu Land Corp.	81,000	916,297

		15,924,799

Road & Rail 0.6% (a)
Central Japan Railway Co.	293	3,226,628
East Japan Railway Co.	621	5,036,296
Keihin Electric Express Railway Co. Ltd.	39,000	299,179
Keio Corp.	82,400	579,856
Keisei Electric Railway Co. Ltd.	72,000	465,521
Kintetsu Corp. (b)	193,500	577,582
Nippon Express Co. Ltd.	143,500	888,427
Odakyu Electric Railway Co. Ltd. (b)	94,100	658,025
Seino Transportation Co. Ltd. (b)	38,000	355,991
Tobu Railway Co. Ltd. (b)	85,000	388,728
Tokyu Corp.	150,900	1,097,558
West Japan Railway Co.	312	1,412,090

		14,985,881

Semiconductors & Semiconductor Equipment 0.3% (a)
Advantest Corp. (b)	31,000	1,372,235
Elpida Memory, Inc.*	23,200	977,594
NEC Electrical Components & Equipment Corp.* (b)	5,200	127,286
Rohm Co. Ltd.	16,200	1,463,401
Sanken Electric Co. Ltd.	34,000	305,819
Shinko Electric Industries	4,400	105,871
Sumco Corp.	22,600	982,193
Tokyo Electron Ltd.	29,900	2,073,843
Tokyo Seimitsu Co. Ltd.	11,100	383,562

		7,791,804

Software 0.3% (a)
FUJI SOFT, Inc.	5,600	160,902
Konami Corp.	13,100	347,625
Nintendo Co. Ltd.	17,900	5,592,177
Oracle Corp. (b)	1,200	54,361
Trend Micro, Inc.	18,000	559,823

		6,714,888

Specialty Retail 0.1% (a)
Aoyama Trading Co. Ltd.	2,100	64,219
Autobacs Seven Co. Ltd.	8,900	308,482
EDION Corp.	1,500	20,792
Fast Retailing Co. Ltd. (b)	6,700	460,289
Hikari Tsushin, Inc.	3,200	127,488
Nitori Co. Ltd.	1,850	88,378
Shimachu Co. Ltd.	4,400	119,368
Shimamura Co. Ltd.	2,200	239,940
USS Co. Ltd.	6,520	411,394
Yamada Denki Co. Ltd.	15,900	1,469,333

		3,309,683

Textiles, Apparel & Luxury Goods 0.1% (a)
Asics Corp.	11,000	138,529
Gunze Ltd.	63,000	357,735
Nisshinbo Industries, Inc. (b)	23,100	299,508
Onward Kashiyama Co. Ltd.	30,400	406,010
Tokyo Style Co.	5,000	59,580
Toyobo Co. Ltd.	132,000	399,499
Wacoal Corp.	4,000	49,864

		1,710,725

Tobacco 0.2% (a)
Japan Tobacco, Inc.	827	4,039,814

44 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Trading Companies & Distributors 0.8% (a)
Hitachi High-Technologies Corp.	3,500	$90,636
Itochu Corp.	261,000	2,570,082
Marubenii Corp.	259,000	1,555,396
Mitsubishi Corp.	242,400	5,167,725
Mitsui & Co. Ltd.	273,000	4,909,604
Sojitz Corp.*	174,567	659,765
Sumitomo Corp.	188,000	3,220,310
Toyota Tsusho Corp.	26,200	636,505

		18,810,023

Transportation Infrastructure 0.0% (a)
Kamigumi Co. Ltd.	14,000	122,708
Mitsubishi Logistics Corp.	29,400	519,003

		641,711

Wireless Telecommunication Services 0.5% (a)
KDDI Corp.	425	3,340,346
NTT DoCoMo, Inc.	3,077	5,237,879
Softbank Corp.	131,500	2,827,226

		11,405,451

		496,683,740

JERSEY (0.1%) (a)
Commercial Services & Supplies 0.1%
Experian Group Ltd.	197,606	2,232,348

LUXEMBOURG (0.0%) (a)
Energy Equipment & Services 0.0%
Acergy SA*	29,993	641,751

NETHERLANDS (4.0%)
Aerospace & Defense 0.1% (a) (b)
European Aeronautic Defense and Space Co. NV	56,003	1,792,284

Air Freight & Logistics 0.2% (a)
TNT NV	83,786	3,767,490

Beverages 0.1% (a)
Heineken NV	42,114	2,254,096

Chemicals 0.2%
Akzo Nobel NV (b)	51,939	4,167,905
Koninklijke DSM NV (a)	33,105	1,579,044

		5,746,949

Commercial Bank 0.6% (a) (b)
ABN AMRO Holding NV	309,186	14,999,715

Commercial Services & Supplies 0.1% (a)
Buhrmann NV	15,171	203,818
Randstad Holdings NV	5,189	405,620
Vedior NV	35,484	942,386

		1,551,824

Diversified Telecommunication Services 0.2% (a)
Koninklijke KPN NV	356,289	6,048,510

Energy Equipment & Services 0.1% (a)
FuGro NV	5,615	304,346
SBM Offshore NV	30,655	1,098,278

		1,402,624

Food & Staples Retailing 0.1% (a)
Koninklijke Ahold NV*	269,957	3,438,121

Food Products 0.4% (a)
Royal NumiCo NV	29,549	1,628,150
Unilever NV	287,434	8,770,670

		10,398,820

Household Durables 0.3% (a)
Koninklijke Philips Electronics NV	201,262	8,264,155

Insurance 0.8% (a)
Aegon NV (b)	251,987	5,200,238
ING Groep NV	315,490	14,368,623

		19,568,861

IT Services 0.0% (a) (b)
Getronics NV*	40,900	373,632

Life Sciences Tools & Services 0.0% (a) (b)
Qiagen NV*	13,917	248,389

Media 0.2% (a) (b)
Reed Elsevier NV	132,960	2,498,947
Wolters Kluwer NV	44,874	1,329,037

		3,827,984

Metals & Mining 0.3% (a)
Mittal Steel Co. NV	118,443	6,330,208
Mittal Steel Co. NV	16,800	896,967

		7,227,175

Office Electronics 0.0% (a)
OCE NV	538	10,128

Real Estate Investment Trusts (REITs) 0.1% (a)
Corio NV (b)	6,452	571,504
RodamCo Europe NV	7,733	1,138,703
Wereldhave NV	5,509	796,861

		2,507,068

2007 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

NETHERLANDS (continued)
Semiconductors & Semiconductor Equipment 0.2% (a)
ASML Holding NV*	95,920	$2,605,450
STMicroElectrical Components & Equipment NV	131,261	2,561,371

		5,166,821

Trading Companies & Distributors 0.0% (a) (b)
Hagemeyer NV*	127,663	603,905

		99,198,551

NEW ZEALAND (0.1%) (a)
Construction Materials 0.0%
Fletcher Building Ltd.	57,808	487,276

Diversified Telecommunication Services 0.1% (b)
TeleCom Corp. of New Zealand Ltd.	423,478	1,509,578

Electric Utility 0.0%
Contact Energy Ltd.	7,405	49,880

Health Care Equipment & Supplies 0.0%
Fisher & Paykel Health Care Corp.	122,813	338,417

Hotels, Restaurants & Leisure 0.0%
Sky City Entertainment Group Ltd.	73,173	261,285

Household Durables 0.0%
Fisher & Paykel Appliances Holdings Ltd.	46,356	120,904

Insurance 0.0%
Tower Ltd.*	23,893	38,998

Media 0.0%
Sky Network Television Ltd.	11,869	53,350

Multiline Retail 0.0%
Warehouse Group Ltd. (The)	70,932	365,478

Real Estate Investment Trust (REIT) 0.0%
Kiwi Income Property Trust	639	766

Transportation Infrastructure 0.0%
Auckland International Airport Ltd.	58,314	106,838

		3,332,770

NORWAY (0.9%)
Chemicals 0.1% (a)
Yara International ASA	34,714	1,012,842

Commercial Bank 0.1% (a) (b)
DNB NOR ASA	106,289	1,517,065

Commercial Services & Supplies 0.0% (a) (b)
Tomra Systems ASA	50,188	404,776

Communications Equipment 0.0% (a)
Tandberg ASA	31,387	663,540

Construction & Engineering 0.0% (a) (b)
Aker Kvaerner ASA	31,880	747,360

Diversified Telecommunication Services 0.1%
Telenor ASA (a) (b)	121,454	2,261,192
Telenor ASA - ADR	300	16,881

		2,278,073

Energy Equipment & Services 0.1% (a)
Ocean RIG ASA*	4,695	31,450
Petoleum Geo-Services ASA* (b)	36,803	1,007,084
Prosafe ASA (b)	31,660	486,614
SeaDrill Ltd.*	52,424	851,867
TGS Nopec Geophysical Co ASA*	8,668	198,325

		2,575,340

Food Products 0.0% (a)
Pan Fish ASA*	593,008	633,529

Insurance 0.1% (a)
Storebrand ASA	53,922	913,344

Manufacturing 0.1% (a)
Orkla ASA	151,980	2,423,793

Marine 0.0% (a)
Stolt-Nielsen SA	1,002	30,256

Media 0.0% (a)
Nok Schibsted ASA	1,975	90,457

Oil, Gas & Consumable Fuels 0.3% (a) (b)
DET Norske Oljeselskap*	254,169	494,234
Norsk Hydro ASA	131,457	4,533,004
Statoil ASA	106,264	2,975,208

		8,002,446

Paper & Forest Products 0.0% (a) (b)
Norske Skogindustrier ASA	17,308	264,961

Transportation 0.0%
Ship Finance International	1	27

		21,557,809

46 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

PORTUGAL (0.3%)
Commercial Banks 0.1% (a)
Banco BPI SA (b)	43,246	$371,071
Banco Comercial Portugues SA (b)	447,100	1,876,269
Banco Espirito Santo SA	20,938	419,971

		2,667,311

Construction Materials 0.0% (a) (b)
Cimpor Cimentos de Portugal SA	28,237	257,807

Diversified Telecommunication Services 0.1% (a) (b)
Portugal TeleCom SGPS SA	138,594	1,978,209

Electric Utility 0.1% (b)
EDP - Energias de Portugal SA	404,100	2,211,089

Food & Staples Retailing 0.0% (a)
Jeronimo Martins SA	166	4,751

Industrial Conglomerate 0.0% (a) (b)
Sonae SGPS SA	199,384	541,958

Media 0.0% (a) (b)
PT Multimedia Servicos SA	5,548	92,729

Paper & Forest Products 0.0% (a)
Sonae Industria SGPS SA*	12,824	163,390

Transportation Infrastructure 0.0% (a) (b)
Brisa-Auto Estradas de Portugal SA	32,047	423,079

		8,340,323

SINGAPORE (1.0%) (a)
Aerospace & Defense 0.0%
Singapore Technologies Engineering Ltd.	109,000	256,630

Air Freight & Logistics 0.0%
Singapore Post Ltd.	332,221	260,903

Airline 0.0%
Singapore Airlines Ltd.	72,800	866,950
Commercial Banks 0.4%
DBS Group Holdings Ltd.	210,700	2,924,001
Oversea-Chinese Banking Corp.	492,600	2,894,925
United Overseas Bank Ltd.	220,500	3,083,177

		8,902,103

Computers & Peripherals 0.0%
Creative Technology Ltd.	4,950	29,496

Distributor 0.0%
Jardine Cycle & Carriage Ltd.	12,604	109,370

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	210,900	1,011,185

Diversified Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	1,135,003	2,465,146

Electronic Equipment & Instruments 0.0%
Venture Corporation Ltd.	38,200	391,273

Food & Staples Retailing 0.0%
Olam International Ltd.	16,000	32,966

Health Care Providers & Services 0.0%
Parkway Holdings Ltd.	227,850	588,795

Industrial Conglomerates 0.1%
Fraser & Neave Ltd.	70,950	249,911
Haw Par Corp. Ltd.	36,226	184,968
Keppel Corp. Ltd.	120,000	1,677,476
Sembcorp Industries Ltd.	138,243	440,708

		2,553,063

Machinery 0.0%
Sembcorp Marine Ltd.	89,000	210,840

Marine 0.0%
CosCo Corp. Singapore Ltd.	314,066	580,503
Neptune Orient Lines Ltd.	800	1,881

		582,384

Media 0.1%
Singapore Press Holdings Ltd.	357,500	1,020,783

Oil, Gas & Consumable Fuels 0.0% (b)
Singapore Petroleum Co. Ltd.	400	1,265

Real Estate Investment Trusts (REITs) 0.0%
Ascendas Real Estate Investment Trust	600	1,022
Capitacommercial Trust	26,000	47,996
CapitaMall Trust	52,000	135,483

		184,501

Real Estate Management & Development 0.2%
CapitaLand Ltd.	281,897	1,559,598
City Developments Ltd.	109,000	1,141,615
Keppel Land Ltd. (b)	64,300	371,390
UOL Group Ltd.	166,120	524,848
Wing Tai Holdings Ltd.	3,500	7,673

		3,605,124

Road & Rail 0.0%
ComfortDelGro Corp. Ltd.	280,620	419,940

2007 Semiannual Report 47

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SINGAPORE (a) (continued)
Semiconductors & Semiconductor Equipment 0.0%
Chartered SemiConductor Manufacturing Ltd.*	269,000	$251,091
STATS ChipPAC Ltd.*	230,000	276,192

		527,283

		24,020,000

SPAIN (3.9%)
Airline 0.0% (a)
Sberia Lineas Aereas de Espana SA	92,810	477,192

Biotechnology 0.0% (a) (b)
Zeltia SA*	5,455	47,035

Commercial Banks 1.5%
Banco Bilbao Vizcaya Argentaria SA (a)	624,884	14,939,637
Banco Popular Espanol SA (a) (b)	162,699	3,222,268
Banco Santander Central Hispano SA (b)	1,007,557	18,133,744

		36,295,649

Construction & Engineering 0.3% (a)
Acciona SA	3,790	845,343
ACS, Actividades de Construccion y Servicios SA (b)	48,113	2,981,991
Fomento de Construcciones y Contratas SA (b)	10,512	977,351
Grupo Ferrovial SA (b)	13,045	1,416,351
Sacyr Vallehermoso SA (b)	13,037	680,754

		6,901,790

Diversified Telecommunication Services 0.7% (a) (b)
Telefonica SA	756,975	17,000,876

Electric Utilities 0.6% (a)
Endesa SA	129,401	7,068,517
Iberdrola SA (b)	131,257	6,500,231
Union Fenosa SA (b)	21,820	1,192,139

		14,760,887

Electrical Equipment 0.1% (a)
Gamesa Corp. Tecnologica SA	29,497	1,016,117

Energy Company 0.1%
Iberdrola SA	41,135	2,047,975

Food Products 0.0% (a)
Ebro Puleva SA	12,781	295,871

Gas Utility 0.1% (a)
Gas Natural SDG SA	28,711	1,444,254

Hotels, Restaurants & Leisure 0.0% (a) (b)
NH Hoteles SA	23,983	538,383

Insurance 0.0% (a) (b)
Corporacion Mapfre SA	89,841	467,869

IT Services 0.0% (a)
Indra Sistemas SA	23,720	583,842

Media 0.0% (a)
Antena 3 Television SA* (b)	24,233	519,417
Promotora de Informaciones SA	1,759	39,453
Sogecable SA* (b)	4,942	201,040

		759,910

Metals & Mining 0.0% (a) (b)
Acerinox SA	39,643	935,845

Oil, Gas & Consumable Fuels 0.2% (a) (b)
Repsol YPF SA	153,078	5,042,695

Specialty Retail 0.1% (a)
Inditex SA	34,728	2,136,196

Tobacco 0.1% (a) (b)
Altadis SA	50,065	3,268,446

Transportation Infrastructure 0.1% (a)
Abertis Infraestructuras SA (b)	36,055	1,153,439
Cintra Concesiones de Infraestructuras de Transporte SA	42,727	765,086

		1,918,525

Water Utility 0.0% (a) (b)
Sociedad General de Aguas de Barcelona SA	3,058	111,292

		96,050,649

SWEDEN (2.4%)
Airline 0.0% (a)
Sek Sas AB*	16,950	383,455

Automobiles 0.2%
Volvo AB (a)	67,680	1,343,168
Volvo AB, Class B	176,865	3,472,705

		4,815,873

Building Products 0.1% (a) (b)
Assa Abloy AB	56,448	1,263,558
SKF AB	78,472	1,710,617

		2,974,175

48 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SWEDEN (continued)
Capital Markets 0.0% (a)
D. Carnegie & Co. AB	7,153	$141,531

Commercial Banks 0.4% (a)
Nordea Bank AB (b)	302,549	5,233,748
Skandinaviska Enskilda Banken AB	77,779	2,849,646
Svenska Handelsbanked AB, A Shares (b)	87,782	2,677,266

		10,760,660

Commercial Services & Supplies 0.0% (a)
Securitas AB (b)	55,285	840,098
Securitas Systems AB*	55,285	204,431

		1,044,529

Communications Equipment 0.4% (a) (b)
Telefonakitiebolaget LM Ericsson, B Shares	2,364,624	9,039,199

Construction & Engineering 0.1% (a)
Skanska AB	59,456	1,376,105

Consumer Goods 0.0% (a)
Nobia AB	9,258	126,490

Diversified Consumer Services 0.0% (a)
Securitas Direct AB*	55,285	172,170

Diversified Financial Services 0.0% (a)
OMX AB	2,244	53,589

Diversified Telecommunication Services 0.1% (a)
Tele2 AB (b)	54,999	941,809
TeliaSonera AB	1,312	10,483
TeliaSonera AB (b)	244,187	1,977,094

		2,929,386

Food & Staples Retailing 0.0% (a)
Axfood AB	66	2,671

Health Care Equipment & Supplies 0.0% (a) (b)
Elekta AB	5,188	91,580
Getinge AB	28,352	649,573

		741,153

Household Durables 0.0% (a) (b)
Husqvarna AB*	46,443	849,646

Household Products 0.1% (a) (b)
Electroloux AB, B Shares*	56,140	1,460,022

Machinery 0.4% (a)
Alfa Laval AB (b)	10,766	654,675
Atlas Copco AB (b)	59,574	2,262,441
Atlas Copco AB, Class B (b)	24,360	874,746
Sandvik AB (b)	170,863	3,260,235
Scania AB	19,484	1,862,351
Trelleborg AB, Class B (b)	8,108	250,122

		9,164,570

Media 0.1% (a)
Eniro AB (b)	43,866	585,000
Modern Times Group AB*	8,062	469,961

		1,054,961

Metals & Mining 0.1% (a)
Boliden AB (b)	55,002	1,367,594
Hoganas AB	168	5,053
Ssab Svenskt Stal AB	16,912	596,935
Ssab Svenskt Stal AB, Series B	1,183	39,110

		2,008,692

Oil, Gas & Consumable Fuels 0.0% (a) (b)
Lundin Petroleum AB*	26,291	289,618

Paper & Forest Products 0.1% (a)
Billerud (b)	13,413	203,680
Holmen AB	3,119	139,050
Svenska Cellulosa AB	32,374	1,665,705

		2,008,435

Personal Products 0.0% (a)
Oriflame Cosmetics SA	12,368	649,530

Real Estate Management & Development 0.0% (a)
Castellum AB	16,255	246,899
Fabege AB (b)	10,145	270,335
Kungsleden AB (b)	14,881	240,273
Wihlborgs Fastigheter AB	4,305	93,223

		850,730

Software 0.0% (a)
Telelogic AB*	1,000	2,585

Specialty Retail 0.2% (a) (b)
Hennes & Mauritz AB	71,090	4,701,510

Tobacco 0.1% (a) (b)
Swedish Match AB	62,428	1,152,884

		58,754,169

SWITZERLAND (6.8%)
Auto Components 0.0% (a)
Rieter Holding AG	690	381,525

Building Products 0.0% (a)
Geberit AG	531	943,287

2007 Semiannual Report 49

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SWITZERLAND (continued)
Chemicals 0.3% (a)
Ciba Specialty Chemicals AG (b)	15,396	$1,017,499
Clariant AG*	36,569	604,825
Givaudan	1,395	1,306,959
Lonza Group AG	8,982	878,024
Syngenta AG	17,878	3,552,510

		7,359,817

Commercial Bank 0.7% (a)
Credit Suisse Group	205,436	16,127,864

Commercial Services & Supplies 0.1% (a)
Adecco SA (b)	25,651	1,764,250
SGS SA	530	673,408

		2,437,658

Computers & Peripherals 0.0% (a)
Logitech International SA*	23,685	643,099

Construction Materials 0.2% (a)
Holcim Ltd.	37,834	4,053,966

Diversified Telecommunication Services 0.1% (b)
SwissCom AG	4,288	1,514,686

Electrical Equipment 0.3% (a)
ABB Ltd.	356,685	7,129,602

Electronic Equipment & Instruments 0.0% (a)
Kudelski SA	6,807	261,132

Food Products 1.2% (a) (b)
Nestle SA	71,778	28,422,879

Health Care Equipment & Supplies 0.1% (a)
Nobel Biocare Holding AG	4,839	1,742,740
Phonak Holding AG	7,957	704,105
Straumann Holding AG* (b)	524	153,066

		2,599,911

Hotels, Restaurants & Leisure 0.0% (a)
Kuoni Reisen Holding	183	114,599

Insurance 1.5% (a)
Swiss Reinsurance (b)	62,823	5,907,072
UBS AG* (b)	353,497	22,980,046
Zurich Financial Services AG	26,336	7,644,145

		36,531,263

Machinery 0.1% (a)
Schindler Holding AG	4,913	313,741
Sulzer AG	650	854,686

		1,168,427

Marine 0.0% (a)
Kuehne & Nagel International AG*	7,590	693,408

Pharmaceuticals 1.9% (a)
Novartis AG	417,752	24,276,639
Roche Holding AG	124,519	23,454,612

		47,731,251

Real Estate Management & Development 0.0% (a)
PSP Swiss Property AG*	3,708	221,757

Semiconductors & Semiconductor Equipment 0.0% (a)
Micronas SemiConductor Holding AG	5,772	119,189
Unaxis Holding AG*	1,641	883,214

		1,002,403

Textiles, Apparel & Luxury Goods 0.3% (a)
Compagnie Finaciere Richemont AG	91,552	5,518,899
Swatch Group AG (b)	4,021	233,855
Swatch Group AG, B Shares	5,213	1,494,119

		7,246,873

		166,585,407

UNITED KINGDOM (22.1%)
Aerospace & Defense 0.4% (a)
BAE Systems PLC	543,306	4,924,542
Cobham PLC	198,852	823,900
Meggitt PLC	54,161	329,538
Rolls-Royce Group PLC	333,019	3,172,010

		9,249,990

Airline 0.1% (a)
British Airways PLC*	117,239	1,179,291

Auto Components 0.0% (a)
GKN PLC	137,333	1,049,825

Beverages 0.6% (a)
Diageo PLC	484,031	10,202,312
SABMiller PLC	142,543	3,369,119
Scottish & Newcastle PLC	129,659	1,590,935

		15,162,366

Capital Markets 0.4%
3I Group PLC (a)	93,239	2,141,600
Amvescap PLC (a)	148,635	1,743,899
Close Brothers Group PLC (a)	9,786	189,537
Collins Stewart PLC*	42,592	216,950
ICAP PLC (a)	110,772	1,114,701
Investec PLC (a)	41,560	588,076

50 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Capital Markets (continued)
Man Group PLC (a)	313,649	$3,511,556
Schroders PLC (a)	10,016	256,379
Tullett Prebon PLC (a)	20,976	210,533

		9,973,231

Chemicals 0.1% (a)
Imperial Chemical Industries PLC	178,284	1,887,581
Johnson Matthey PLC	47,198	1,477,394

		3,364,975

Commercial Banks 3.6% (a)
Barclays PLC	1,151,334	16,619,816
HBOS PLC	639,785	13,728,168
HSBC Holdings PLC	1,994,611	36,798,984
Royal Bank of Scotland Group PLC	542,022	20,751,275

		87,898,243

Commercial Services & Supplies 0.4% (a)
Aggreko PLC	16,787	187,573
Biffa PLC	106,061	689,469
Brambles Industries Ltd.*	135,281	1,468,064
Capita Group PLC	122,457	1,720,178
Davis Service Group PLC	4,212	53,177
DE LA Rue PLC	13,135	185,786
Group 4 Securicor PLC	85,993	394,637
Group 4 Securicor PLC	116,110	530,210
Hays PLC	296,932	1,003,100
Intertek Group PLC	11,805	218,535
Michael Page International PLC	30,320	347,035
Rentokil Initial PLC	387,098	1,334,021
Serco Group PLC	52,521	515,295

		8,647,080

Construction & Engineering 0.1% (a)
Amec PLC	87,259	968,575
Balfour Beatty PLC	45,111	417,211

		1,385,786

Construction Materials 0.1% (a)
Hanson PLC	134,905	2,295,980

Consumer Finance 0.0% (a)
Cattles PLC	27,009	214,311
Provident Financial PLC	27,092	416,657

		630,968

Containers & Packaging 0.0% (a)
Rexam PLC	101,321	1,060,510

Distributor 0.0% (a)
Inchcape PLC	54,460	613,299

Diversified Financial Services 0.0% (a)
London Stock Exchange Group PLC	39,113	976,647

Diversified Telecommunication Services 0.4% (a)
BT Group PLC	1,460,672	9,187,222
Cable & Wireless PLC	430,736	1,585,074

		10,772,296

Electric Utility 0.2% (a)
Scottish & Southern Energy PLC	158,902	4,749,792

Electronic Equipment & Instruments 0.0% (a)
ElectroComponents PLC	28,711	175,238
Premier Farnell PLC	2,460	10,677

		185,915

Food & Staples Retailing 0.8% (a)
Boots Group PLC	156,414	3,489,559
J Sainsbury PLC	275,020	3,133,408
Tesco PLC	1,350,432	12,416,965

		19,039,932

Food Products 0.5% (a)
Cadbury Schweppes PLC	386,259	5,106,139
Tate & Lyle PLC	108,100	1,340,307
Unilever PLC	206,906	6,472,780

		12,919,226

Health Care Equipment & Supplies 0.1% (a)
Smith & Nephew PLC	185,342	2,312,376
SSL Int’l PLC	6,642	57,375

		2,369,751

Hotels, Restaurants & Leisure 0.4% (a)
Carnival PLC	35,349	1,780,085
Compass Group PLC	328,602	2,376,245
First Choice Holidays PLC	73,765	422,252
InterContinental Hotels Group PLC	74,419	1,795,276
Ladbrokes PLC	140,772	1,141,035
Mitchells & Butlers PLC	88,559	1,400,322
PartyCasinos & Gambling PLC	55,820	53,124
Punch Taverns PLC	35,082	905,917
William Hill PLC	75,616	900,167

		10,774,423

Household Durables 0.2% (a)
Barratt Developments PLC	55,630	1,197,486
Bellway PLC	10,617	319,671

2007 Semiannual Report 51

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Household Durables (continued)
Berkeley Group Holdings PLC*	7,734	$266,233
Bovis Homes Group PLC	8,588	192,402
George Wimpey PLC	72,818	843,483
Persimmon PLC	52,840	1,412,906
Taylor Woodrow PLC	137,046	1,320,299

		5,552,480

Household Products 0.2% (a)
Reckitt Benckiser PLC	99,883	5,463,697

Independent Power Producers & Energy Traders 0.1% (a)
International Power PLC	242,155	2,117,104

Industrial Conglomerates 0.1% (a)
Cookson Group PLC	18,501	242,995
Smiths Group PLC	110,175	2,375,463
Tomkins PLC	191,923	1,011,714

		3,630,172

Insurance 1.6% (a)
Aviva PLC	430,821	6,758,402
Friends Provident PLC	367,344	1,382,936
Legal & General Group PLC	1,135,455	3,481,780
Lloyds TSB Group PLC	1,004,392	11,596,885
Old Mutual PLC	924,720	3,281,494
Prudential PLC	444,192	6,599,682
Resolution PLC	97,523	1,255,253
Royal & Sun Alliance Insurance Group PLC	443,762	1,463,188
Standard Life PLC	384,744	2,485,062

		38,304,682

Internet & Catalog Retail 0.1% (a)
Home Retail Group	181,601	1,648,279

IT Services 0.0% (a)
LogicaCMG PLC	5,761	21,036
LogicaCMG PLC	317,460	1,157,821

		1,178,857

Leisure Equipment & Products 0.0%
Rank Group PLC*	111,835	446,665

Machinery 0.1% (a)
Charter PLC*	13,502	275,751
FKI PLC	92,064	220,459
IMI PLC	43,571	492,357
Invensys PLC*	126,108	827,740

		1,816,307

Media 0.8% (a)
Aegis Group PLC	136,039	377,340
British Sky Broadcasting PLC	203,067	2,325,593
Daily Mail & General Trust	34,153	568,799
Emap PLC	57,475	921,823
EMI Group PLC	182,094	845,755
ITV PLC	558,449	1,329,095
Pearson PLC	137,613	2,353,685
Reed Elsevier PLC	242,594	3,071,654
Reuters Group PLC	212,978	2,023,417
Trinity Mirror PLC	25,261	268,868
United Business Media PLC*	52,955	851,721
WPP Group PLC	221,736	3,282,711
Yell Group PLC	154,874	1,499,276

		19,719,737

Metals & Mining 1.6% (a)
Anglo American PLC	241,201	12,700,475
BHP Billiton PLC	432,023	9,652,281
Rio Tinto PLC	179,545	10,908,947
Xstrata PLC	100,545	5,231,524

		38,493,227

Multi-Utilities 0.6% (a)
Centrica PLC	625,981	4,823,058
National Grid PLC	454,224	7,131,190
United Utilities PLC	165,521	2,466,971

		14,421,219

Multiline Retail 0.4% (a)
Enterprise Inns PLC	114,755	1,461,597
Marks & Spencer Group PLC	273,563	4,034,842
Next PLC	46,241	2,156,633
Signet Group PLC	276,237	678,224
Whitbread PLC	40,627	1,525,419

		9,856,715

Oil, Gas & Consumable Fuels 3.5% (a)
BG Group PLC	612,939	8,831,556
BP PLC	3,366,113	37,759,344
Royal Dutch Shell PLC	470,667	16,572,999
Royal Dutch Shell PLC	116,263	4,037,987
Royal Dutch Shell PLC, A Shares	518,626	18,009,081

		85,210,967

Pharmaceuticals 1.8% (a)
AstraZeneca PLC	269,200	14,639,285
GlaxoSmithKline PLC	990,099	28,554,825

		43,194,110

Real Estate Investment Trusts (REITs) 0.4% (a)
British Land Co. PLC	99,457	2,904,757

52 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Real Estate Investment Trusts (REITs) (continued)
Brixton PLC	19,863	$189,027
Great Portland Estates PLC	10,457	149,594
Hammerson PLC	58,130	1,757,835
Land Securities Group PLC	88,140	3,430,964
Liberty International PLC	36,931	885,453
Slough Estates PLC	78,002	1,194,330

		10,511,960

Road & Rail 0.1% (a)
Arriva PLC	21,199	318,641
FirstGroup PLC	98,962	1,299,258
National Express Group PLC	12,631	306,892
StageCoach Group PLC	81,682	301,579

		2,226,370

Semiconductors & Semiconductor Equipment 0.1% (a)
ARM Holdings PLC	218,921	582,376
CSR PLC*	40,813	619,779

		1,202,155

Software 0.1% (a)
Misys PLC	108,928	541,299
Sage Group PLC	279,915	1,468,919

		2,010,218

Specialty Retail 0.2% (a)
Carphone Warehouse Group PLC	26,417	158,240
DSG International PLC	396,803	1,270,104
HMV Group PLC	126,516	283,799
Kesa Electricals PLC	89,582	601,897
Kingfisher PLC	461,593	2,499,171
MFI Furniture Group PLC*	151,283	494,847

		5,308,058

Textiles, Apparel & Luxury Goods 0.1% (a)
Burberry Group PLC	95,605	1,313,299

Tobacco 0.5% (a)
British American Tobacco PLC	260,073	8,048,591
Imperial Tobacco Group PLC	123,678	5,390,235

		13,438,826

Trading Companies & Distributors 0.2% (a)
Bunzl PLC	63,258	894,117
Travis Perkins PLC	13,383	533,402
Wolseley PLC	125,856	3,027,581

		4,455,100

Transportation Infrastructure 0.0% (a)
BBA Aviation PLC*	28,760	161,692

Water Utilities 0.1% (a)
Kelda Group PLC	56,923	1,053,120
Severn Trent Water PLC	47,663	1,409,604

		2,462,724

Wireless Telecommunication Services 1.0% (a)
Vodafone Group PLC	9,063,803	25,783,550

		544,227,696

UNITED STATES (0.0%) (a)
Health Care Equipment & Supplies 0.0%
Synthes, Inc.	6,520	851,862

Total Common Stocks (Cost $1,557,124,105)		2,359,433,288

Exchange Traded Fund (0.0%) (b)
United States (0.0%)
iShares MSCI EAFE Index Fund	11,200	886,592

Warrants (0.0%)
Japan (0.0%)
Dowa Metals & Mining & Mining Bonus Option expiring 01/29/10*	67,800	0

Repurchase Agreements (1.9%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $47,866,634, collateralized by U.S. Government Agency Mortgages with a market value of $48,817,051	$47,859,854	47,859,854

2007 Semiannual Report 53

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide International Index Fund (Continued)

Securities Held as Collateral for Securities on Loan (18.8%)

	Principal
	Amount	Value

Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, repurchase price $261,717,300, collateralized by U.S. Government Agency Mortgages with a market value of $266,912,203	$261,678,630	$261,678,630
GX Clarke Repurchase Agreement, 5.25%, dated 04/30/07, due 05/01/07, repurchase price $200,029,167, collateralized by U.S. Government Agency Mortgages with a market value of $204,000,000	200,000,000	200,000,000

Total Securities Held As Collateral For Securities On Loan (Cost $461,678,630)		461,678,630

Total Investments (Cost $2,067,365,222) (c) — 116.5%		2,869,858,364
Liabilities in excess of other assets — (16.5)%		(407,392,126)

NET ASSETS — 100.0%		$2,462,466,238

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of April 30, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

ADR	American Depository Receipt

ARM	Adjustable Rate Mortgage

DE	Germany

REIT	Real Estate Investment Trust

At April 30, 2007, the Fund’s open long futures contracts were as follows:

				Market Value
				Covered by
				Contract
				(denoted in
				currencies of	Unrealized
	Number of	Long		respective	Appreciation/
	Contracts	Contracts	Expiration	countries	(Depreciation)

Australia	101	S&P ASX 200 Index	06/21/07	$12,943,880	$352,128
Europe	1	Dax Index	06/15/07	254,189	457
Europe	398	DJ Euro Stoxx 50	06/15/07	23,574,686	936,033
Hong Kong	18	Hang Seng Index	05/31/07	2,312,073	(58,134)
Japan	177	Topix Index	06/08/07	25,186,239	(133,642)
Sweden	495	OMX Index	05/25/07	9,419,878	55,759
United Kingdom	146	FTSE 100 Index	06/15/07	18,840,202	311,662

				$92,531,147	$1,464,263

See accompanying notes to financial statements

As of April 30, 2007, the Fund’s open forward foreign currency contracts against United States Dollar were as follows:

		Currency
	Delivery	Received/	Contract	Market	Unrealized
Currency	Date	(Delivered)	Value	Value	Appreciation/
					(Depreciation)
Short Contracts:
Australia Dollar	05/11/07	(3,127,300)	$(2,493,612)	$(2,595,800)	$(102,188)
British Pound	05/11/07	(10,964,000)	(21,504,824)	(21,921,015)	(416,191)
Euro	05/11/07	(17,846,000)	(23,683,527)	(24,362,307)	(678,780)
Japanese Yen	05/11/07	(2,511,378,000)	(21,374,918)	(21,054,050)	320,868
Swedish Krone	05/11/07	(13,696,900)	(1,966,271)	(2,046,459)	(80,188)
Swiss Franc	05/11/07	(8,393,000)	(6,877,241)	(6,958,328)	(81,087)

Total Short Contracts			$(77,900,393)	$(78,937,959)	$(1,037,566)

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Long Contracts:
Australia Dollar	05/11/07	5,710,300	$4,574,294	$4,739,807	$165,513
British Pound	05/11/07	12,744,800	25,089,522	25,481,480	391,958
Euro	05/11/07	35,946,700	47,581,796	49,072,315	1,490,519
Hong Kong Dollar	05/03/07	1,407,000	179,898	179,891	(7)
Japanese Yen	05/11/07	4,017,566,000	33,890,550	33,681,124	(209,426)
Swedish Krone	05/11/07	16,490,900	2,372,729	2,463,911	91,182
Swiss Franc	05/11/07	11,773,600	9,627,661	9,761,060	133,399

Total Long Contracts			$123,316,450	$125,379,588	$2,063,138

54 Semiannual Report 2007

Nationwide Mid Cap Market Index Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 11.62% versus 11.98% for its benchmark, the Standard & Poor’s (S&P) MidCap 400® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds (consisting of 337 funds as of April 30, 2007) was 11.95%.

Can you describe the market environment during the reporting period?

U.S. equity markets generally gained ground during the reporting period. Mid-capitalization stocks outperformed shares of large- and small-cap companies; the S&P MidCap 400 Index gained 11.98%, while the large-cap S&P 500® Index and the S&P SmallCap 600® Index returned 8.60% and 8.41%, respectively, for the period.

Economic news was mixed throughout the reporting period. The beginning of the period saw the stock market reach record highs, but the impact of this event on U.S. equities at first was minimal. Although fears of a weakening U.S. housing market and a slowdown in consumer spending caused investors concern, the markets rallied throughout the reporting period until February 27, 2007, when the Dow Jones Industrial Average (the U.S. index of 30 large-cap stocks listed on the New York Stock Exchange) fell 416 points—its largest one-day decline since September 2001. The sell-off came on the heels of a substantial downward correction in Asian markets, particularly China. The markets rebounded but remained volatile because of the increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. Investor debate was ongoing, however, as to whether or not the subprime mortgage meltdown would spread through other parts of the economy.

During the reporting period, crude oil prices stabilized below $61.00 per barrel thanks to an unseasonably warm winter and ample inventories from countries that are not members of OPEC (the Organization of Petroleum Exporting Countries). The Federal Reserve Board continued its “pausing” monetary policy, keeping the federal funds rate steady at 5.25%. The preliminary estimate of first-quarter 2007 gross domestic product (GDP) growth came in at 1.3%, which was weaker than expected and would be the slowest pace in four years.

What areas detracted from Fund performance?

The health-care sector and the financials sector represented relatively small gains in relation to other sectors within the Fund and the Index during the reporting period.

What areas of investment provided the most positive returns for the Fund?

All 10 sectors within the Fund and the Index finished the reporting period in positive territory. The major gainers were materials, consumer staples, energy, industrials, utilities, telecommunications services, information technology and consumer discretionary.

What is your outlook for the near term?

The rather remarkable run in the U.S. equity markets in April caused some concern that the markets may be overbought, which could result in some sort of near-term downward correction. We acknowledge that the markets face headwinds in the form of slowing economic growth and worsening corporate earnings growth. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, the level of inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing rather than collapsing. From our perspective, the positive effects of good valuation levels, strong global economic growth, ongoing corporate deal activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

The Fund seeks to match the performance of the S&P MidCap 400 Index as closely as possible before the deduction of Fund expenses.

Portfolio Managers: BlackRock Investment Management, LLC—Subadviser; Debra L. Jelilian and Jeffery L. Russo, CFA

Funds in the Lipper Mid-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are as of April 2007 and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Past performance does not guarantee future results. There is no guarantee that any forecasts made will come to pass. Any investments named within this material may not necessarily be held in any accounts managed by BlackRock. Reliance upon information in this material is at the sole discretion of the reader.

2007 Semiannual Report 55

Nationwide Mid Cap Market Index Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	11.62%	9.47%	10.64%	10.28%	0.75%	0.71%
	w/SC3	5.23%	3.17%	9.34%	9.40%

Class B4	w/o SC2	11.31%	8.80%	10.00%	9.71%	1.36%	1.32%
	w/SC5	6.31%	3.87%	9.72%	9.71%

Class C6	w/o SC2	11.32%	8.81%	9.98%	9.70%	1.36%	1.32%
	w/SC7	10.32%	7.82%	9.98%	9.70%

Class R [8,9]		11.71%	8.56%	10.66%	5.15%	1.06%	1.02%

Institutional Class[8]		11.88%	9.97%	11.08%	10.77%	0.36%	0.32%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these

56 Semiannual Report 2007

Nationwide Mid Cap Market Index Fund

unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 57

Shareholder	Nationwide Mid Cap Market Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Nationwide Mid Cap Market Index Fund			11/01/06	04/30/07	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,116.20	$3.78		0.72%
	Hypothetical	[1]	$1,000.00	$1,021.43	$3.62		0.72%

Class B	Actual		$1,000.00	$1,113.10	$6.92		1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63		1.32%

Class C	Actual		$1,000.00	$1,113.20	$6.92		1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63		1.32%

Class R (a)	Actual		$1,000.00	$1,117.10	$1.09	(b)	0.71%
	Hypothetical	[1]	$1,000.00	$1,006.27	$1.03	(b)	0.71%

Institutional Class	Actual		$1,000.00	$1,118.80	$1.68		0.32%
	Hypothetical	[1]	$1,000.00	$1,023.41	$1.61		0.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

(a)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 53/365 (to reflect the period).

58 Semiannual Report 2007

Portfolio Summary	Nationwide Mid Cap Market Index Fund

(April 30, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	84.0%
Repurchase Agreements	16.3%
Other investments*	1.3%
Liabilities in excess of other assets**	-1.6%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	5.2%
Specialty Retail	4.9%
Insurance	3.9%
Semiconductors & Semiconductor Equipment	3.6%
Machinery	3.5%
Real Estate Investment Trusts	3.0%
Multi-Utilities	3.0%
Health Care Providers & Services	2.9%
Chemicals	2.8%
Commercial Services & Supplies	2.8%
Other	64.4%

100.0%

Top Holdings***

Precision Castparts Corp.	1.0%
Noble Energy, Inc.	0.7%
MEMC Electronic Materials	0.7%
Expeditors International of Washington, Inc.	0.6%
Microchip Technology, Inc.	0.6%
Lam Research Corp.	0.5%
Cameron International Corp.	0.5%
Southwestern Energy Co.	0.5%
Harris Corp.	0.5%
Macerich Co. (The)	0.5%
Other	93.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

See accompanying notes to financial statements

2007 Semiannual Report 59

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks (84.0%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.4%)
Alliant Techsystems, Inc.*	21,200	$1,974,356
DRS Technologies, Inc.	25,400	1,277,874
Precision Castparts Corp. (d)	83,859	8,730,560

		11,982,790

Air Freight & Logistics (0.6%)
Expeditors International of Washington, Inc.	130,860	5,469,948

Airlines (0.3%)
AirTran Holdings, Inc.*	51,600	568,116
Alaska Air Group, Inc.*	23,800	704,480
JetBlue Airways Corp.*	110,525	1,095,303

		2,367,899

Auto Components (0.9%)
ArvinMeritor, Inc.	46,660	963,529
Bandag, Inc.	6,800	342,992
BorgWarner Automotive, Inc.	36,120	2,814,109
Gentex Corp.	85,480	1,521,544
Lear Corp.*	46,046	1,690,809
Modine Manufacturing Co.	17,600	407,088

		7,740,071

Automobiles (0.3%)
Avis Budget Group, Inc.*	63,200	1,777,816
Thor Industries, Inc.	20,700	824,481

		2,602,297

Beverages (0.3%)
Hansen Natural Corp.*	38,200	1,459,240
PepsiAmericas, Inc.	33,200	801,448

		2,260,688

Biotechnology (0.9%)
Cephalon, Inc.*	40,835	3,250,874
Martek Biosciences Corp.*	19,200	414,528
PDL Biopharma, Inc.*	68,165	1,721,848
Vertex Pharmaceuticals, Inc.*	77,490	2,382,043

		7,769,293

Building Products (0.5%)
Martin Marietta Materials, Inc. (d)	27,994	4,082,085

Capital Markets (1.8%)
Edwards (A.G.), Inc.	46,100	3,339,945
Investors Financial Services Corp.	39,526	2,445,869
Jefferies Group, Inc.	61,800	1,959,060
Nuveen Investments, Inc., Class A	50,050	2,667,665
Raymond James Financial, Inc.	53,480	1,640,766
SEI Investments Co.	37,340	2,278,860
Waddell & Reed Financial, Inc.	54,100	1,310,302

		15,642,467

Chemicals (2.8%)
Airgas, Inc.	46,100	2,053,755
Albemarle Corp.	48,800	2,071,560
Cabot Corp.	38,100	1,725,930
Chemtura Corp.	142,700	1,573,981
Cytec Industries, Inc.	24,300	1,334,070
Ferro Corp.	28,400	591,004
FMC Corp.	23,460	1,804,778
Lubrizol Corp.	40,580	2,432,365
Lyondell Chemical Co.	130,960	4,075,475
Minerals Technologies, Inc.	12,940	823,243
Olin Corp.	44,560	763,758
RPM International, Inc.	71,800	1,527,186
Scotts Miracle-Gro Co. (The)	27,920	1,255,563
Sensient Technologies Corp.	30,280	792,730
Valspar Corp.	65,700	1,776,528

		24,601,926

Commercial Banks (2.1%)
Associated Banc Corp.	77,121	2,497,178
Bank of Hawaii Corp.	28,700	1,518,230
Cathay General Bancorp, Inc.	29,000	950,910
City National Corp.	24,700	1,808,534
Colonial Bancgroup, Inc.	93,440	2,248,166
Cullen/ Frost Bankers, Inc.	34,830	1,782,251
FirstMerit Corp.	47,880	999,734
Greater Bay Bancorp	34,480	889,239
SVB Financial Group*	22,999	1,178,009
TCF Financial Corp.	71,500	1,936,220
West America Bankcorp	20,020	937,537
Wilmington Trust Corp.	39,700	1,606,262

		18,352,270

Commercial Services & Supplies (2.8%)
Brink’s Co. (The)	30,380	1,929,130
ChoicePoint, Inc.*	51,420	1,952,417
Copart, Inc.*	40,900	1,185,282
Corporate Executive Board Co.	24,600	1,565,544
Deluxe Corp.	32,773	1,240,458
Dun & Bradstreet Corp.	37,593	3,394,648
Herman Miller, Inc.	37,900	1,304,139
Kelly Services, Inc.	10,875	312,112
Korn/ Ferry International*	23,900	563,323

60 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Services & Supplies (continued)
Manpower, Inc.	51,960	$4,169,790
Mine Safety Appliances Co.	16,600	699,690
Navigant Consulting, Inc.*	30,700	588,826
Republic Services, Inc.	106,373	2,970,998
Rollins, Inc.	16,365	377,541
Stericycle, Inc.*	26,290	2,290,911

		24,544,809

Communications Equipment (2.0%)
3COM Corp.*	240,505	969,235
Adtran, Inc.	40,359	1,027,137
Andrew Corp.*	95,700	1,045,044
Avocent Corp.*	32,206	902,090
CommScope, Inc.*	37,520	1,750,308
Dycom Industries, Inc.*	23,100	598,521
F5 Networks, Inc.*	25,112	1,928,099
Harris Corp.	81,939	4,207,568
NeuStar, Inc.*	41,250	1,186,350
Plantronics, Inc.	29,400	738,234
Polycom, Inc.*	53,902	1,794,937
Powerwave Technologies, Inc.*	87,101	542,639
UT Starcom, Inc.*	59,700	426,258

		17,116,420

Computers & Peripherals (0.7%)
Diebold, Inc.	40,233	1,917,907
Imation Corp.	21,033	776,328
Palm, Inc.*	66,100	1,115,768
Western Digital Corp.*	131,800	2,330,224

		6,140,227

Construction & Engineering (1.4%)
Granite Construction, Inc.	21,560	1,298,774
Jacobs Engineering Group, Inc.*	72,360	3,649,115
KBR, Inc.*	108,210	2,235,619
Nvr, Inc.* (d)	3,210	2,645,040
Quanta Services, Inc.*	70,400	1,935,296

		11,763,844

Construction Materials (0.2%)
Florida Rock Industries, Inc.	29,600	2,045,952

Consumer Finance (0.5%)
AmeriCredit Corp.*	69,720	1,759,036
Eaton Vance Corp.	74,800	2,858,856

		4,617,892

Containers & Packaging (0.4%)
Packaging Corp. of America	53,560	1,326,146
Sonoco Products Co.	58,500	2,494,440

		3,820,586

Diversified Consumer Services (1.5%)
Career Education Corp.*	58,949	1,741,353
Corinthian Colleges, Inc.*	55,980	774,203
DeVry, Inc.	34,400	1,134,856
Global Payments, Inc.	43,270	1,643,395
ITT Educational Services, Inc.*	20,440	1,986,972
Laureate Education, Inc.*	30,380	1,793,939
Regis Corp.	27,420	1,048,267
Sotheby’s Holdings, Inc.	35,400	1,827,348
Strayer Education, Inc.	9,340	1,161,336

		13,111,669

Diversified Financial Services (0.5%)
Broadridge Financial Solutions, Inc.*	89,410	1,791,776
Leucadia National Corp.	96,260	2,901,277

		4,693,053

Diversified Telecommunication Services (0.1%)
Cincinnati Bell, Inc.*	148,700	753,909

Electric Utilities (2.0%)
DPL, Inc.	71,357	2,237,042
Duquesne Light Holdings, Inc.	49,320	983,441
Gilead Sciences, Inc.	91,703	2,950,085
Great Plains Energy, Inc.	55,300	1,804,992
Hawaiian Electric Industries, Inc.	46,400	1,221,248
IDACORP, Inc.	29,300	1,009,385
Pepco Holdings, Inc.	117,594	3,471,375
Sierra Pacific Resources*	130,720	2,386,947
Westar Energy, Inc.	50,250	1,367,805

		17,432,320

Electrical Equipment (1.0%)
Ametek, Inc.	62,250	2,258,430
Hubbell, Inc.	35,100	1,814,319
Roper Industries, Inc.	52,150	2,923,529
Thomas & Betts Corp.*	30,748	1,675,151

		8,671,429

Electronic Equipment & Instruments (2.2%)
Amphenol Corp., Class A	108,840	3,821,372
Arrow Electronics, Inc.*	73,233	2,894,168
Avnet, Inc.*	79,178	3,238,380
CDW Corp.	37,857	2,726,083
Ingram Micro, Inc.*	83,400	1,636,308

2007 Semiannual Report 61

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronic Equipment & Instruments (continued)
Kemet Corp.*	58,660	$497,437
National Instruments Corp.	32,430	903,500
Tech Data Corp.*	35,443	1,259,644
Vishay Intertechnology, Inc.*	108,730	1,810,355

		18,787,247

Energy Equipment & Services (2.0%)
Cameron International Corp.*	68,918	4,450,035
FMC Technologies, Inc.*	42,462	3,009,706
Grant Prideco, Inc.*	78,285	4,034,809
Hanover Compressor Co.*	61,539	1,331,089
Helmerich & Payne, Inc.	63,000	2,034,270
Tidewater, Inc.	36,477	2,305,711

		17,165,620

Food & Staples Retailing (0.2%)
BJ’s Wholesale Club, Inc.*	40,657	1,403,886
Ruddick Corp.	19,300	579,579

		1,983,465

Food Products (0.8%)
Hormel Foods Corp.	44,220	1,684,340
J.M. Smucker Co.	35,071	1,957,663
Lancaster Colony Corp.	13,600	574,328
Smithfield Foods, Inc.*	62,700	1,916,739
Tootsie Roll Industries, Inc.	14,571	422,413

		6,555,483

Gaming (0.1%)
Boyd Gaming Corp.	25,300	1,151,150

Gas Utilities (1.0%)
AGL Resources, Inc.	45,540	1,982,811
National Fuel Gas Co.	52,000	2,444,520
Oneok, Inc.	65,926	3,191,478
WGL Holdings, Inc.	32,100	1,086,264

		8,705,073

Health Care Equipment & Supplies (2.5%)
Advanced Medical Optics, Inc.* (d)	35,703	1,443,472
Beckman Coulter, Inc.	39,060	2,453,359
Cytyc Corp.*	68,340	2,407,618
Dentsply International, Inc.	94,572	3,159,651
Edwards Lifesciences Corp.*	37,000	1,813,000
Gen-Probe, Inc.*	30,800	1,574,188
Hillenbrand Industry, Inc.	36,600	2,238,090
Intuitive Surgical, Inc.* (a)	22,977	2,979,198
ResMed, Inc.*	45,600	1,927,056
Steris Corp.	40,680	1,039,781
Ventana Medical Systems, Inc.*	21,270	1,033,509

		22,068,922

Health Care Providers & Services (2.9%)
Apria Healthcare Group, Inc.*	27,600	876,024
Community Health Systems, Inc.*	59,877	2,203,473
Health Management Associates, Inc., Class A	155,900	1,666,571
Health Net, Inc.*	68,442	3,699,974
Henry Schein, Inc.*	55,174	2,876,221
LifePoint Hospitals, Inc.*	34,656	1,265,290
Lincare Holdings, Inc.*	54,663	2,155,909
Omnicare, Inc.	73,600	2,441,312
Psychiatric Solutions, Inc.*	31,700	1,111,719
Triad Hospitals, Inc.*	52,705	2,800,744
Universal Health Services, Inc.	34,555	2,098,180
VCA Antech, Inc.*	49,427	1,948,907

		25,144,324

Health Care Technology (0.5%)
Cerner Corp.*	41,240	2,195,618
Wellcare Health Plans, Inc.*	21,350	1,720,596

		3,916,214

Hotels, Restaurants & Leisure (1.4%)
Applebee’s International, Inc.	47,734	1,297,410
Bob Evans Farms, Inc.	22,629	830,484
Brinker International, Inc.	76,620	2,382,882
CBRL Group, Inc.	17,344	773,196
Cheesecake Factory, Inc. (The)*	49,250	1,359,300
International Speedway Corp.	20,000	988,000
OSI Restaurant Partners, Inc.	43,700	1,739,697
Ruby Tuesday, Inc.	34,000	909,840
Scientific Games Corp.*	42,300	1,408,167

		11,688,976

Household Durables (1.3%)
American Greetings Corp., Class A	35,814	911,466
Beazer Homes USA, Inc. (a)	25,457	849,755
Blyth Industries, Inc.	13,340	348,174
Furniture Brands International, Inc. (a)	32,738	526,427
Hovnanian Enterprises, Inc.*	21,120	506,669
M.D.C. Holdings, Inc. (a)	20,100	1,030,326
Mohawk Industries Co.*	33,240	2,996,918
Ryland Group, Inc. (The) (a)	26,667	1,181,348

62 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Household Durables (continued)
Toll Brothers, Inc.*	75,518	$2,248,926
Tupperware Corp.	34,533	971,068

		11,571,077

Household Products (0.6%)
Church & Dwight, Inc.	38,300	1,942,959
Energizer Holdings, Inc.*	35,378	3,438,034

		5,380,993

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	35,380	1,456,948
Sequa Corp., Class A*	3,660	428,952
Teleflex, Inc.	23,420	1,682,259

		3,568,159

Insurance (3.9%)
American Financial Group, Inc.	40,300	1,421,381
Arthur J. Gallagher & Co. (a)	59,100	1,652,436
Brown & Brown, Inc.	67,320	1,733,490
Commerce Group, Inc.	31,410	1,024,280
Everest Re Group Ltd.	39,500	3,975,280
Fidelity National Title Group, Inc., Class A	135,453	3,452,697
First American Financial Corp.	60,153	3,097,880
Hanover Insurance Group, Inc.	29,500	1,355,820
HCC Insurance Holdings, Inc.	65,590	2,010,989
Horace Mann Educators Corp.	24,700	519,688
Mercury General Corp.	20,000	1,083,000
Ohio Casualty Corp.	37,900	1,199,156
Old Republic International Corp.	141,387	3,007,302
Protective Life Corp.	44,400	2,082,360
Stancorp Financial Group, Inc.	31,100	1,480,360
Unitrin, Inc.	24,600	1,159,890
W.R. Berkley Corp.	103,666	3,368,108

		33,624,117

Internet & Catalog Retail (0.2%)
Coldwater Creek, Inc.*	39,100	809,370
Netflix, Inc.* (a)	38,630	856,427

		1,665,797

Internet Software & Services (0.2%)
ValueClick, Inc.*	61,050	1,746,030

IT Services (1.9%)
Acxiom Corp.	39,784	899,118
Alliance Data Systems Corp.*	39,600	2,520,936
BISYS Group, Inc. (The)*	71,000	821,470
Ceridian Corp.*	85,040	2,870,951
CheckFree Corp.*	54,887	1,847,497
CSG Systems International, Inc.*	26,280	703,778
DST Systems, Inc.*	35,460	2,767,653
Gartner, Inc. *	31,980	806,855
MoneyGram International, Inc.	52,900	1,503,947
MPS Group, Inc.*	58,940	806,889
SRA International, Inc.*	27,000	659,610

		16,208,704

Leisure Equipment & Products (0.1%)
Callaway Golf Co.	41,100	738,156

Life Sciences Tools & Services (1.4%)
Affymetrix, Inc.*	43,310	1,137,754
Charles River Laboratories International, Inc.*	41,182	1,950,379
Covance, Inc.*	39,880	2,412,740
Invitrogen Corp.*	30,348	1,986,883
Pharmaceutical Product Development, Inc.	62,700	2,261,589
Techne Corp.*	22,535	1,328,889
Varian, Inc.*	19,660	1,139,494

		12,217,728

Machinery (3.5%)
AGCO Corp.*	56,800	2,370,264
Crane Co.	29,366	1,248,349
Donaldson Co., Inc.	40,380	1,450,450
Federal Signal Corp.	25,400	401,066
Flowserve Corp.	33,920	2,069,459
Graco, Inc.	39,770	1,570,915
Harsco Corp.	49,500	2,524,500
Joy Global, Inc.	66,032	3,343,200
Kennametal, Inc.	24,900	1,756,944
Lincoln Electric Holdings, Inc.	25,800	1,644,234
Nordson Corp.	19,100	875,353
Oshkosh Truck Corp.	43,900	2,455,766
Pentair, Inc.	62,560	2,010,678
SPX Corp.	37,620	2,666,506
Timken Co. (The)	55,100	1,817,198
Trinity Industries, Inc.	49,950	2,317,680

		30,522,562

Manufacturing (0.3%)
Hanesbrands, Inc.*	58,082	1,544,400
HNI Corp.	28,570	1,192,512

		2,736,912

2007 Semiannual Report 63

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Marine (0.2%)
Alexander & Baldwin, Inc.	24,501	$1,309,578

Media (1.1%)
Belo Corp., Class A	49,020	944,616
Catalina Marketing Corp.	23,400	741,780
Entercom Communications Corp.	20,280	562,567
Harte-Hanks, Inc.	29,940	781,434
John Wiley & Sons, Inc.	26,800	1,003,660
Lee Enterprises, Inc.	25,780	674,920
Media General, Inc.	15,500	569,470
Scholastic Corp.*	17,755	548,097
Valassis Communications, Inc.*	26,600	509,656
Washington Post Co. (d)	3,418	2,542,992
Westwood One, Inc.	35,880	244,343

		9,123,535

Metals & Mining (1.3%)
Arch Coal, Inc.	85,594	3,087,375
Commercial Metals Co.	70,600	2,367,218
Reliance Steel & Aluminum Co.	39,100	2,322,540
Steel Dynamics, Inc.	55,100	2,441,481
Worthington Industries, Inc.	45,087	1,003,186

		11,221,800

Multi-Utilities (3.0%)
Alliant Energy Corp. (d)	72,600	3,179,880
Aquila, Inc.*	214,837	887,277
Black Hills Corp.	22,800	907,668
Energy East Corp.	99,505	2,410,011
MDU Resources Group, Inc.	110,725	3,354,967
Nstar	62,920	2,258,828
Oklahoma Gas & Electric Co.	55,100	2,118,044
PNM, Inc.	48,550	1,580,303
Puget Energy, Inc.	68,200	1,760,924
Scana Corp.	71,379	3,107,128
Vectren Corp.	43,560	1,266,289
Wisconsin Energy Corp.	71,400	3,483,606

		26,314,925

Multiline Retail (0.5%)
99 Cents Only Stores*	25,933	370,842
Dollar Tree Stores, Inc.*	64,528	2,537,241
Saks, Inc.	86,900	1,819,686

		4,727,769

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	44,542	1,772,326

Oil, Gas & Consumable Fuels (5.2%)
Cimarex Energy Co.	53,530	2,109,082
Denbury Resources, Inc.*	71,100	2,352,699
Encore Acquisition Co.*	34,510	921,762
Equitable Resources, Inc.	74,246	3,861,534
Forest Oil Corp.* (a)	35,800	1,261,592
Frontier Oil Corp.	70,230	2,481,226
Newfield Exploration Co.*	79,484	3,477,425
Noble Energy, Inc.	104,117	6,123,121
Overseas Shipholding Group, Inc.	17,100	1,210,680
Patterson-UTI Energy, Inc.	99,540	2,427,781
Pioneer Natural Resources Co.	75,448	3,787,490
Plains Exploration & Production Co.*	42,831	2,012,629
Pogo Producing Co.	35,706	1,723,171
Pride International, Inc.*	101,128	3,318,010
Quicksilver Resources, Inc.*	33,961	1,421,607
Southwestern Energy Co.*	103,251	4,336,542
Superior Energy Services, Inc.*	54,190	1,968,723

		44,795,074

Paper & Forest Products (0.3%)
Bowater, Inc.	36,686	803,056
Glatfelter Co.	23,400	349,830
Louisiana-Pacific Corp.	66,860	1,317,811

		2,470,697

Personal Products (0.2%)
Alberto-Culver Co. (d)	52,260	1,269,395

Pharmaceuticals (1.1%)
Medicis Pharmaceutical Corp.	35,700	1,085,280
Millennium Pharmaceuticals, Inc.*	189,303	2,097,477
Par Pharmaceutical Cos., Inc.*	23,175	624,103
Perrigo Co.	45,400	862,600
Sepracor, Inc.*	67,332	3,614,382
Valeant Pharmaceuticals International	55,300	996,506

		9,280,348

Real Estate Investment Trusts (REITs) (3.0%)
AMB Property Corp.	60,367	3,676,954
Cousins Properties, Inc.	28,620	960,773
Highwood Properties, Inc.	36,560	1,490,917
Hospitality Properties Trust	59,220	2,696,287
Liberty Property Trust	54,096	2,617,705
Macerich Co. (The)	44,000	4,185,280
Mack-Cali Realty Corp.	43,050	2,108,158
Potlatch Corp.	23,756	1,030,773

64 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (continued)
Rayonier, Inc.	46,380	$2,011,501
Regency Centers Corp.	42,400	3,493,760
Weingharten Realty Investors	44,500	2,129,770

		26,401,878

Real Estate Management & Development (0.3%)
UDR, Inc.	85,715	2,574,879

Road & Rail (0.7%)
Con-way, Inc.	29,840	1,630,159
J.B. Hunt Transport Services, Inc.	65,800	1,780,548
Swift Transportation Co., Inc.*	32,060	1,002,837
Werner Enterprises, Inc.	32,648	617,374
YRC Worldwide, Inc.*	35,962	1,430,928

		6,461,846

Semiconductors & Semiconductor Equipment (3.6%)
Atmel Corp.*	257,200	1,368,304
Cree, Inc.* (a)	48,625	991,950
Cypress Semiconductor Corp.*	114,049	2,602,598
Fairchild Semiconductor International, Inc.*	72,120	1,269,312
Integrated Device Technology, Inc.*	117,287	1,756,959
International Rectifier Corp.*	42,400	1,495,872
Intersil Corp.	86,702	2,582,852
Lam Research Corp.*	86,765	4,666,222
Lattice Semiconductor Corp.*	61,560	336,118
MEMC Electronic Materials, Inc.*	102,800	5,641,664
Micrel, Inc.*	36,500	458,075
Microchip Technology, Inc.	132,264	5,335,530
RF Micro Devices, Inc.*	122,325	764,531
Semtech Corp.*	47,830	689,709
Silicon Laboratories, Inc.*	34,540	1,133,257
TriQuint Semiconductor, Inc.*	74,605	385,708

		31,478,661

Software (2.4%)
Activision, Inc.*	154,521	3,090,420
Advent Software, Inc.*	10,569	354,696
Cadence Design Systems, Inc.*	171,591	3,809,320
Fair Issac Corp.	35,307	1,260,813
Henry (Jack) & Associates, Inc.	44,800	1,064,000
Macrovision Corp.*	33,220	806,249
McAfee, Inc.*	95,300	3,096,297
Mentor Graphics Corp.*	52,800	854,304
Parametric Technology Corp.*	71,160	1,264,513
Sybase, Inc.*	53,600	1,296,584
Synopsys, Inc.*	86,781	2,400,363
Transaction Systems Architects, Inc.*	21,300	675,849
Wind River Systems, Inc.*	46,400	456,112

		20,429,520

Specialty Retail (4.9%)
Advance Auto Parts, Inc. (d)	63,100	2,599,720
Aeropostale, Inc.*	33,173	1,365,069
American Eagle Outfitters Ltd. (d)	122,661	3,614,820
AnnTaylor Stores Corp.*	45,269	1,741,951
Barnes & Noble, Inc.	32,973	1,303,423
Borders Group, Inc.	39,394	831,607
Carmax, Inc.*	131,400	3,274,488
Charming Shoppes*	74,700	933,750
Chico’s FAS, Inc.*	105,243	2,774,206
Claire’s Stores, Inc.	58,260	1,897,528
Dick’s Sporting Goods, Inc.*	22,780	1,277,730
Foot Locker, Inc.	96,800	2,302,872
Gamestop Corp.*	92,700	3,074,859
O’Reilly Automotive, Inc.*	66,946	2,383,278
Pacific Sunwear of California, Inc.*	44,700	935,571
Payless ShoeSource, Inc.*	40,195	1,282,221
PETsMART, Inc.	80,876	2,684,274
Rent-A-Center, Inc.*	41,647	1,159,452
Ross Stores, Inc.	85,454	2,832,800
Urban Outfitters, Inc.*	66,716	1,718,604
Williams Sonoma, Inc.	66,740	2,350,583

		42,338,806

Textiles, Apparel & Luxury Goods (0.3%)
Phillips-Van Heusen Corp.	36,380	2,033,642
Timberland Co., Class A*	29,900	771,719

		2,805,361

Thrifts & Mortgage Finance (1.7%)
Astoria Financial Corp.	48,620	1,291,347
First Niagara Financial Group, Inc.	66,900	909,840
IndyMac Bancorp, Inc. (a)	46,059	1,392,824
New York Community Bancorp, Inc.	172,664	3,014,713
PMI Group, Inc.	53,887	2,611,903
Radian Group, Inc.	48,833	2,837,686
Washington Federal, Inc.	49,612	1,176,301
Webster Financial Corp.	35,800	1,591,310

		14,825,924

Tobacco (0.1%)
Universal Corp.	17,140	1,074,335

2007 Semiannual Report 65

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Trading Companies & Distributors (0.9%)
Fastenal Co. (a)	77,954	$3,205,468
GATX Corp.	32,600	1,597,726
MSC Industrial Direct Co., Class A	31,400	1,530,436
United Rentals, Inc.*	39,900	1,336,650

		7,670,280

Water Utilities (0.2%)
Aqua America, Inc.	84,827	1,875,518

Wireless Telecommunication Services (0.4%)
Telephone & Data Systems, Inc.	39,500	2,249,526
Telephone & Data Systems, Inc., Special Shares	24,100	1,272,480

		3,522,006

Total Common Stocks (Cost $621,404,567)		728,475,014

Repurchase Agreements (16.3%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $141,693,628 collateralized by U.S. Government Agency Mortgages with a market value of $144,507,029	$141,673,558	141,673,558

Securities Held as Collateral for Securities on Loan (1.3%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $11,672,794, collateralized by U.S. Government Agency Mortgages with a market value of $11,904,490	11,671,069	11,671,068

Total Investments (Cost $774,749,194) (c) — 101.6%		881,819,640
Liabilities in excess of other assets — (1.6)%		(14,054,851)

NET ASSETS — 100.0%		$867,764,789

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(d)	Pledged as collateral for futures.

At April 30, 2007, the Fund’s open futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered by	Appreciation
Contracts	Contracts	Expiration	Contracts	(Depreciation)

317	S&P 400 MID	06/15/07	$139,194,700	$5,495,972

See accompanying notes to financial statements

66 Semiannual Report 2007

Nationwide S&P 500 Index Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide S&P 500 Index Fund (Class A shares at NAV) returned 8.32% versus 8.60% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 184 funds as of April 30, 2007) was 8.28%.

Can you describe the market environment during the reporting period?

U.S. equity markets generally gained ground during the reporting period. The broad-market S&P 500 Index rose 8.60%. Large-capitalization growth stocks underperformed their large-cap value counterparts, with the Russell 1000® Growth Index advancing 8.42% versus the 9.79% return of the Russell 1000® Value Index.

Economic news was mixed throughout the reporting period. The beginning of the period saw the stock market reach record highs, but the impact of this event on U.S. equities at first was minimal. Although fears of a weakening U.S. housing market and a slowdown in consumer spending caused investors concern, the markets rallied throughout the reporting period until February 27, 2007, when the Dow Jones Industrial Average (the U.S. index of 30 large-cap stocks listed on the New York Stock Exchange) fell 416 points—its largest one-day decline since September 2001. The sell-off came on the heels of a substantial downward correction in Asian markets, particularly China. The markets rebounded but remained volatile because of the increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. Investor debate was ongoing, however, as to whether or not the subprime mortgage meltdown would spread through other parts of the economy.

During the reporting period, crude oil prices stabilized below $61.00 per barrel thanks to an unseasonably warm winter and ample inventories from countries that are not members of OPEC (Organization of the Petroleum Exporting Countries). The Federal Reserve Board continued its “pausing” monetary policy, keeping the federal funds rate steady at 5.25%. The preliminary estimate of first-quarter 2007 gross domestic product (GDP) growth came in at 1.3%, which was weaker than expected and would be the slowest pace in four years.

What areas detracted from Fund performance?

The lowest returns recorded within the Fund and the Index during the reporting period were in the consumer discretionary sector, the financials sector and the information technology sector.

What areas of investment provided the most positive returns for the Fund?

All 10 sectors in the Fund and the benchmark index recorded positive returns for the reporting period. The strongest performers included utilities, materials and energy.

What is your outlook for the near term?

The rather remarkable run in the U.S. equity markets in April caused some concern that the markets may be overbought, which could result in some sort of near-term downward correction. We acknowledge that the markets face headwinds in the form of slowing economic growth and worsening corporate earnings growth. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, the level of inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing rather than collapsing. From our perspective, the positive effects of good valuation levels, strong global economic growth, ongoing corporate deal activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

The Fund seeks to match the performance of the S&P 500 Index as closely as possible before the deduction of Fund expenses.

Portfolio Managers: BlackRock Investment Management, LLC—Subadviser; Debra L. Jelilian and Jeffery L. Russo, CFA

Funds in the Lipper S&P 500 Index Objective Funds category are passively managed, limited-expense (management fee no higher than 0.50%) funds designed to replicate the performance of the Standard & Poor’s 500 Index on a reinvested basis.

This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are as of April 2007 and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Past performance does not guarantee future results. There is no guarantee that any forecasts made will come to pass. Any investments named within this material may not necessarily be held in any accounts managed by BlackRock. Reliance upon information in this material is at the sole discretion of the reader.

2007 Semiannual Report 67

Nationwide S&P 500 Index Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A2	w/o SC3	8.32%	14.67%	8.00%	4.19%	0.52%	0.49%
	w/SC4	2.07%	8.10%	6.74%	3.49%

Class B2	w/o SC3	7.90%	13.92%	7.23%	3.59%	1.26%	1.23%
	w/SC5	2.90%	8.92%	6.93%	3.59%

Class C6	w/o SC3	7.98%	13.97%	7.25%	3.60%	1.26%	1.23%
	w/SC7	6.98%	12.97%	7.25%	3.60%

Class R [9,10]		8.38%	14.73%	8.01%	4.63%	0.96%	0.93%

Institutional Service Class [2,9]		8.37%	14.81%	8.04%	4.18%	0.51%	0.48%

Institutional Class[8,9]		8.49%	14.96%	8.29%	4.46%	0.26%	0.23%

Local Fund Shares[9]		8.43%	14.95%	8.22%	4.34%	0.33%	0.30%

Service Class[2,9]		8.24%	14.60%	7.87%	4.01%	0.66%	0.63%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on July 24, 1998.

[2]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[9]	Not subject to any sales charges.

[10]	Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

68 Semiannual Report 2007

Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Nationwide S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 69

Shareholder	Nationwide S&P 500 Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Nationwide S&P 500 Index Fund			11/01/06	04/30/07	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,083.20	$2.48		0.48%
	Hypothetical	[1]	$1,000.00	$1,022.62	$2.41		0.48%

Class B	Actual		$1,000.00	$1,079.00	$6.29		1.22%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.13		1.22%

Class C	Actual		$1,000.00	$1,079.80	$6.29		1.22%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.13		1.22%

Class R (a)	Actual		$1,000.00	$1,083.80	$1.90	(b)	0.73%
	Hypothetical	[1]	$1,000.00	$1,010.68	$1.83	(b)	0.73%

Institutional Service Class	Actual		$1,000.00	$1,083.70	$2.43		0.47%
	Hypothetical	[1]	$1,000.00	$1,022.67	$2.36		0.47%

Local Shares	Actual		$1,000.00	$1,084.30	$1.55		0.30%
	Hypothetical	[1]	$1,000.00	$1,023.51	$1.51		0.30%

Institutional Class	Actual		$1,000.00	$1,084.90	$1.14		0.22%
	Hypothetical	[1]	$1,000.00	$1,023.91	$1.10		0.22%

Service Class	Actual		$1,000.00	$1,082.40	$3.25		0.63%
	Hypothetical	[1]	$1,000.00	$1,021.88	$3.16		0.63%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

(a)	For the period from January 30, 2007 (commencement of operations) through April 30, 2007.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 91/365 (to reflect the period).

70 Semiannual Report 2007

Portfolio Summary	Nationwide S&P 500 Index Fund

(April 30, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.9%
Repurchase Agreements	6.1%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	7.7%
Diversified Financial Services	7.2%
Pharmaceuticals	6.1%
Insurance	4.5%
Commercial Banks	3.7%
Industrial Conglomerates	3.7%
Computers & Peripherals	3.5%
Software	3.1%
Diversified Telecommunication Services	2.8%
Communications Equipment	2.4%
Other	55.3%

100.0%

Top Holdings*

Exxon Mobil Corp.	3.2%
General Electric Co.	2.7%
Citigroup, Inc.	1.9%
Microsoft Corp.	1.8%
AT&T, Inc.	1.7%
Bank of America Corp.	1.6%
Procter & Gamble Co. (The)	1.4%
Pfizer, Inc.	1.4%
Johnson & Johnson	1.3%
American International Group, Inc.	1.3%
Other	81.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

See accompanying notes to financial statements

2007 Semiannual Report 71

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (93.9%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.3%)
B.F. Goodrich Co. (The)	21,851	$1,242,011
Boeing Co. (The)	141,371	13,147,503
General Dynamics Corp.	70,962	5,570,517
Honeywell International, Inc.	146,769	7,951,945
L-3 Communications Holdings, Inc.	19,138	1,721,080
Lockheed Martin Corp.	64,322	6,183,917
Northrop Grumman Corp.	61,776	4,547,331
Raytheon Co.	78,787	4,218,256
Rockwell Collins, Inc.	30,141	1,979,360
United Technologies Corp.	177,956	11,946,186

		58,508,106

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	32,300	1,726,758
FedEx Corp.	52,202	5,504,179
United Parcel Service, Inc., Class B	190,216	13,396,913

		20,627,850

Airlines (0.1%)
Southwest Airlines	138,076	1,981,391

Auto Components (0.2%)
Goodyear Tire & Rubber Co.*	38,921	1,294,513
Johnson Controls, Inc.	34,186	3,498,253

		4,792,766

Automobiles (0.4%)
Ford Motor Co.	322,896	2,596,084
General Motors Corp.	99,556	3,109,134
Harley-Davidson, Inc.	48,627	3,079,061

		8,784,279

Beverages (1.2%)
Anheuser-Busch Cos., Inc.	135,134	6,647,241
Brown-Forman Corp., Class B	16,471	1,052,991
Coca-Cola Co.	358,417	18,705,783
Coca-Cola Enterprises, Inc.	57,757	1,267,189
Constellation Brands, Inc.*	33,200	744,012
Molson Coors Brewing Co.	10,270	968,256
Pepsi Bottling Group, Inc. (The)	29,421	965,303

		30,350,775

Biotechnology (1.4%)
Amgen, Inc.*	205,848	13,203,091
Applera Corp.	34,071	1,064,378
Biogen, Inc.*	59,672	2,817,115
Celgene Corp.*	61,600	3,767,456
Genzyme Corp.*	44,851	2,929,219
Gilead Sciences, Inc.*	80,400	6,570,288
MedImmune, Inc.*	45,661	2,588,065
Millipore Corp.*	8,825	651,550
PerkinElmer, Inc.	18,196	440,343

		34,031,505

Building Products (0.2%)
American Standard Cos., Inc.	33,516	1,845,391
Masco Corp.	72,627	1,976,181

		3,821,572

Capital Markets (1.9%)
Ameriprise Financial, Inc.	42,851	2,548,349
Bank of New York Co., Inc.	134,144	5,430,149
Bear Stearns Cos., Inc. (The)	19,567	3,046,582
Charles Schwab Corp.	184,787	3,533,127
E*TRADE Financial Corp.*	75,622	1,669,734
Federated Investors, Inc., Class B	15,711	599,532
Janus Capital Group, Inc.	38,731	969,050
Legg Mason, Inc.	23,200	2,301,208
Lehman Brothers Holding, Inc.	94,302	7,099,054
Mellon Financial Corp.	72,222	3,100,490
Merrill Lynch & Co., Inc.	155,895	14,066,406
Northern Trust Corp.	33,736	2,123,681
T. Rowe Price Group, Inc.	45,982	2,284,386

		48,771,748

Chemicals (1.4%)
Air Products & Chemicals, Inc.	38,766	2,965,599
Ashland, Inc.	11,525	690,924
Dow Chemical Co. (The)	168,690	7,525,261
E.I. du Pont de Nemours & Co.	162,150	7,972,915
Eastman Chemical Co.	13,360	904,472
Ecolab, Inc.	36,111	1,552,412
Hercules, Inc.*	14,621	275,460
International Flavors & Fragrances, Inc.	13,840	673,593
Monsanto Co.	91,380	5,390,506
PPG Industries, Inc.	29,206	2,148,977
Praxair, Inc.	56,632	3,655,596
Rohm & Haas Co.	29,377	1,503,221
Sigma-Aldrich Corp.	23,450	986,776

		36,245,712

Commercial Banks (3.7%)
BB&T Corp.	94,373	3,927,804
Comerica, Inc.	29,126	1,803,191
Commerce Bancorp, Inc.	37,600	1,257,344

72 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Banks (continued)
Compass Bancshares, Inc.	21,433	$1,461,302
Fifth Third Bancorp	96,704	3,925,215
First Horizon National Corp.	22,391	877,951
Huntington Bancshares, Inc.	44,020	976,364
KeyCorp	70,972	2,532,281
M & T Bank Corp.	15,261	1,699,160
Marshall & Ilsley Corp.	44,766	2,149,663
National City Corp.	106,453	3,890,857
PNC Bank Corp.	60,101	4,453,484
Regions Financial Corp.	128,285	4,501,521
SunTrust Banks, Inc.	63,626	5,371,307
Synovus Financial Corp.	54,217	1,711,088
U.S. Bancorp	316,403	10,868,443
Wachovia Corp.	340,448	18,908,482
Wells Fargo & Co.	592,328	21,258,652
Zions Bancorp	15,720	1,285,896

		92,860,005

Commercial Services & Supplies (0.6%)
Allied Waste Industries, Inc.*	43,007	575,004
Avery-Dennison Corp.	17,416	1,083,275
Cintas Corp.	25,201	944,281
Donnelley (R.R.) & Sons Co.	32,006	1,286,641
Equifax, Inc.	22,651	901,510
Monster Worldwide, Inc.*	22,531	947,429
Pitney Bowes, Inc.	38,696	1,857,408
Robert Half International, Inc.	28,706	955,910
Waste Management, Inc.	95,113	3,558,177
Western Union Co.	134,052	2,821,795

		14,931,430

Communications Equipment (2.4%)
ADC Telecommunications, Inc.*	15,627	287,537
Avaya, Inc.*	76,869	993,148
Ciena Corp.*	18,758	546,983
Cisco Systems, Inc.*	1,073,709	28,710,979
Corning, Inc.*	274,322	6,506,918
JDS Uniphase Corp.*	41,694	687,117
Juniper Networks, Inc.*	106,600	2,383,576
Motorola, Inc.	430,828	7,466,249
QUALCOMM, Inc.	290,378	12,718,556
Tellabs, Inc.*	85,652	909,624

		61,210,687

Computers & Peripherals (3.5%)
Apple Computer, Inc.*	149,574	14,927,485
Dell, Inc.*	390,358	9,840,925
EMC Corp.*	411,787	6,250,927
Hewlett-Packard Co.	473,490	19,952,869
International Business Machines Corp.	268,110	27,403,523
Lexmark International Group, Inc.*	19,701	1,073,704
NCR Corp.*	31,890	1,607,256
Network Appliance, Inc.*	65,484	2,436,660
QLogic Corp.*	32,390	579,133
SanDisk Corp.*	34,300	1,490,335
Sun Microsystems, Inc.*	616,982	3,220,646

		88,783,463

Construction & Engineering (0.1%)
Fluor Corp.	14,585	1,394,618

Construction Materials (0.1%)
Vulcan Materials Co.	17,276	2,136,523

Consumer Finance (0.9%)
American Express Co.	213,757	12,968,637
Capital One Financial Corp.	72,186	5,360,533
SLM Corp.	72,622	3,909,242

		22,238,412

Containers & Packaging (0.2%)
Ball Corp.	18,730	949,424
Bemis Co.	18,396	611,115
Pactiv Corp.*	25,736	889,951
Sealed Air Corp.	28,394	934,163
Temple-Inland, Inc.	21,010	1,244,632

		4,629,285

Distributors (0.1%)
Genuine Parts Co.	29,516	1,458,386

Diversified Consumer Services (0.1%)
Apollo Group, Inc.*	26,426	1,249,950
H & R Block, Inc.	56,472	1,276,832

		2,526,782

Diversified Financial Services (6.7%)
Bank of America Corp.	795,961	40,514,415
Chicago Mercantile Exchange Holdings, Inc.	6,140	3,172,845
CIT Group, Inc.	34,900	2,081,785
Citigroup, Inc.	869,688	46,632,671
Franklin Resources, Inc.	29,371	3,856,706
Goldman Sachs Group, Inc.	73,872	16,149,158
J.P. Morgan Chase & Co.	610,601	31,812,312
Moody’s Corp.	43,602	2,882,964

2007 Semiannual Report 73

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Diversified Financial Services (continued)
Morgan Stanley	188,542	$15,839,413
State Street Corp.	58,377	4,020,424

		166,962,693

Diversified Telecommunication Services (2.8%)
AT&T, Inc.	1,106,313	42,836,439
CenturyTel, Inc.	22,876	1,053,440
Citizens Communications Co.	61,736	961,230
Embarq Corp.	25,435	1,527,117
Qwest Communications International, Inc.*	281,730	2,501,762
Verizon Communications, Inc.	509,880	19,467,219
Windstream Corp.	74,982	1,096,237

		69,443,444

Electric Power (0.0%)
Dynegy, Inc.*	87,003	818,698

Electric Utilities (1.8%)
Allegheny Energy, Inc.*	24,696	1,320,248
American Electric Power Co., Inc.	71,297	3,580,535
Duke Energy Corp.	220,381	4,522,218
Edison International	57,232	2,996,095
Entergy Corp.	37,676	4,262,663
Exelon Corp.	117,798	8,883,147
FirstEnergy Corp.	58,100	3,976,364
FPL Group, Inc.	71,232	4,585,204
Integrys Energy Group, Inc.	12,509	701,755
Pinnacle West Capital Corp.	22,225	1,073,245
PPL Corp.	62,562	2,728,329
Progress Energy, Inc.	43,651	2,206,558
Southern Co.	126,049	4,763,392

		45,599,753

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A - BM	31,760	1,580,378
Emerson Electric Co.	143,464	6,741,373
Rockwell International Corp.	30,976	1,844,311

		10,166,062

Electronic Equipment & Instruments (0.2%)
Agilent Technologies, Inc.*	75,376	2,590,673
Jabil Circuit, Inc.	27,941	651,025
Molex, Inc.	28,821	861,171
Sanmina Corp.*	126,239	435,525
Solectron Corp.*	153,376	513,810
Tektronix, Inc.	14,695	431,886

		5,484,090

Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	57,347	4,610,125
BJ Services Co.	58,292	1,670,649
ENSCO International, Inc.	28,000	1,578,640
Halliburton Co.	165,324	5,252,344
Nabors Industries Ltd. - BM*	55,554	1,784,394
National-OilWell, Inc.*	28,794	2,443,171
Noble Corp. ADR - KY	24,131	2,032,072
Rowan Cos., Inc.	23,486	860,527
Schlumberger Ltd. - NL	208,336	15,381,447
Smith International, Inc.	34,700	1,819,668
Transocean, Inc. - KY*	57,307	4,939,863
Weatherford International Ltd. - BM*	60,700	3,186,143

		45,559,043

Entertainment (0.5%)
Walt Disney Co. (The)	369,840	12,937,003

Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	81,157	4,347,580
CVS/ Caremark Corp.	272,999	9,893,484
Kroger Co.	126,509	3,733,281
Safeway, Inc.	78,182	2,838,007
SUPERVALU, Inc.	34,779	1,596,356
SYSCO Corp.	108,733	3,559,918
Wal-Mart Stores, Inc.	432,582	20,729,329
Walgreen Co.	173,325	7,608,968
Whole Foods Market, Inc.	24,900	1,165,071

		55,471,994

Food Products (2.2%)
Archer-Daniels Midland Co.	115,343	4,463,774
Campbell Soup Co.	37,932	1,483,141
ConAgra, Inc.	87,528	2,151,438
Dean Foods Co.*	23,700	863,391
General Mills, Inc.	58,962	3,531,824
H.J. Heinz Co.	58,257	2,744,487
Hershey Foods Corp.	32,722	1,798,401
Kellogg Co.	47,542	2,515,447
Kraft Foods, Inc.	285,367	9,551,233
McCormick & Co.	23,046	855,468
PepsiCo, Inc.	289,974	19,164,382
Sara Lee Corp.	133,599	2,192,360

74 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Food Products (continued)
Tyson Foods, Inc., Class A	44,200	$926,432
Wrigley (Wm.) Jr. Co., Class A	41,545	2,446,170

		54,687,948

Gas Utilities (0.1%)
NICOR, Inc.	7,505	384,556
Questar Corp.	15,200	1,476,376

		1,860,932

Health Care Equipment & Supplies (1.6%)
Bard (C.R.), Inc.	18,286	1,520,115
Bausch & Lomb, Inc.	8,345	490,936
Baxter International, Inc.	114,673	6,493,932
Becton, Dickinson & Co.	42,986	3,382,568
Biomet, Inc.	42,051	1,816,603
Boston Scientific Corp.*	207,118	3,197,902
Hospira, Inc.*	27,546	1,116,990
Medtronic, Inc.	204,106	10,803,331
St. Jude Medical, Inc.*	62,422	2,671,038
Stryker Corp.	52,277	3,394,869
Varian Medical Systems, Inc.*	23,700	1,000,377
Zimmer Holdings, Inc.*	42,746	3,867,658

		39,756,319

Health Care Providers & Services (2.2%)
Aetna, Inc.	97,884	4,588,802
AmerisourceBergen Corp.	35,652	1,782,243
Cardinal Health, Inc.	72,997	5,106,140
CIGNA Corp.	20,361	3,167,968
Coventry Health Care, Inc.*	29,600	1,711,768
Express Scripts, Inc., Class A*	24,420	2,333,331
Humana, Inc.*	29,061	1,837,818
Laboratory Corp. of America Holdings*	22,500	1,776,150
Manor Care, Inc.	14,420	935,714
McKesson Corp.	52,647	3,097,223
Medco Health Solutions, Inc.*	51,826	4,043,464
Patterson Cos., Inc.*	23,800	858,228
Quest Diagnostics, Inc.	30,272	1,479,998
Tenet Healthcare Corp.*	80,587	597,956
UnitedHealth Group, Inc.	237,018	12,576,175
WellPoint, Inc.*	109,102	8,615,785

		54,508,763

Health Care Technology (0.0%)
IMS Health, Inc.	35,474	1,040,452

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp. - PA	78,363	3,831,167
Darden Restaurants, Inc.	25,576	1,060,892
Harrah’s Entertainment, Inc.	32,221	2,748,451
Hilton Hotels Corp.	67,587	2,297,958
International Game Technology	58,832	2,243,852
Marriott International, Inc., Class A	63,862	2,887,201
McDonald’s Corp.	216,541	10,454,600
Starbucks Corp.*	134,324	4,166,731
Starwood Hotels & Resorts Worldwide, Inc.	38,424	2,575,177
Wendy’s International, Inc.	19,236	725,197
Wyndham Worldwide Corp.*	35,529	1,229,303
YUM! Brands, Inc.	49,181	3,042,337

		37,262,866

Household Durables (0.6%)
Black & Decker Corp.	13,365	1,212,473
Centex Corp.	23,081	1,033,336
D. R. Horton, Inc.	46,500	1,031,370
Fortune Brands, Inc.	26,186	2,097,499
Harman International Industries, Inc.	11,400	1,389,546
KB Home	14,430	636,507
Leggett & Platt, Inc.	32,201	757,368
Lennar Corp., Class A	26,967	1,151,761
Newell Rubbermaid, Inc.	41,542	1,274,093
Pulte Corp.	38,882	1,045,926
Snap-on, Inc.	10,170	554,265
Stanley Works (The)	12,580	733,162
Whirlpool Corp.	14,417	1,528,634

		14,445,940

Household Products (1.9%)
Colgate-Palmolive Co.	90,708	6,144,560
Kimberly-Clark Corp.	81,287	5,785,196
Procter & Gamble Co. (The)	558,403	35,910,897

		47,840,653

Independent Power Producers & Energy Traders (0.5%)
AES Corp.*	116,393	2,559,482
Clorox Co. (The)	25,586	1,716,309
Constellation Energy Group	30,686	2,734,736
TXU Corp.	83,444	5,472,258

		12,482,785

2007 Semiannual Report 75

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Industrial Conglomerates (3.7%)
3M Co.	131,589	$10,891,622
General Electric Co.	1,815,732	66,927,881
Textron, Inc.	21,846	2,221,083
Tyco International Ltd. - BM	354,400	11,564,072

		91,604,658

Insurance (4.5%)
ACE Ltd. - KY	56,414	3,354,377
AFLAC, Inc.	86,313	4,431,309
Allstate Corp.	113,514	7,074,193
AMBAC Financial Group, Inc.	18,701	1,716,752
American International Group, Inc.	457,066	31,953,484
AON Corp.	51,527	1,996,671
Assurant, Inc.	18,900	1,087,317
Chubb Corp. (The)	72,162	3,884,481
Cincinnati Financial Corp.	30,589	1,383,846
Genworth Financial, Inc.	79,900	2,915,551
Hartford Financial Services Group, Inc. (The)	53,471	5,411,265
Lincoln National Corp.	50,956	3,625,519
Loews Corp.	80,413	3,805,143
Marsh & McLennan Cos., Inc.	91,093	2,893,114
MBIA, Inc.	26,976	1,876,451
MetLife, Inc.	133,579	8,776,140
Principal Financial Group, Inc.	49,107	3,117,803
Progressive Corp. (The)	135,900	3,135,213
Prudential Financial, Inc.	87,743	8,335,585
Safeco Corp.	21,451	1,431,640
Torchmark Corp.	18,231	1,245,177
Travelers Cos., Inc. (The)	121,615	6,579,372
UnumProvident Corp.	54,149	1,347,227
XL Capital Ltd., Class A - KY	32,346	2,522,341

		113,899,971

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	51,100	3,133,963
InterActiveCorp*	39,900	1,520,988

		4,654,951

Internet Software & Services (1.3%)
eBay, Inc.*	206,476	7,007,795
Google, Inc., Class A*	37,500	17,676,750
Verisign, Inc.*	43,700	1,195,195
Yahoo!, Inc.*	218,748	6,133,694

		32,013,434

IT Services (0.9%)
Affiliated Computer Services, Inc., Class A*	21,741	1,302,503
Automatic Data Processing, Inc.	97,778	4,376,543
Cognizant Technology Solutions Corp.*	24,500	2,190,300
Computer Sciences Corp.*	30,281	1,681,807
Convergys Corp.*	24,382	615,890
Electronic Data Systems Corp.	89,112	2,605,635
Fidelity National Information Services, Inc.	29,300	1,480,529
First Data Corp.	134,052	4,343,285
Fiserv, Inc.*	31,866	1,694,315
Paychex, Inc.	59,452	2,205,669
Unisys Corp.*	58,062	455,206

		22,951,682

Leisure Equipment & Products (0.7%)
Brunswick Corp.	16,540	541,850
Eastman Kodak Co.	53,046	1,321,376
Hasbro, Inc.	30,421	961,608
Mattel, Inc.	69,123	1,956,181
Time Warner, Inc.	680,043	14,029,287

		18,810,302

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.*	68,276	3,554,449
Waters Corp.*	19,871	1,180,933

		4,735,382

Machinery (1.5%)
Caterpillar, Inc.	116,964	8,493,926
Cummins, Inc.	17,700	1,631,232
Danaher Corp.	43,247	3,078,754
Deere & Co.	42,546	4,654,532
Dover Corp.	35,756	1,720,579
Eaton Corp.	26,316	2,347,650
Illinois Tool Works, Inc.	74,994	3,847,942
Ingersoll Rand Co. Ltd., Class A - BM	56,552	2,525,047
ITT Industries, Inc.	29,160	1,860,700
PACCAR, Inc.	43,794	3,677,820
Pall Corp.	20,191	847,012
Parker Hannifin Corp.	20,456	1,884,816
Terex Corp.*	18,300	1,424,655

		37,994,665

76 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Media (2.1%)
CBS Corp., Class A	100	$3,180
CBS Corp., Class B	134,437	4,271,064
Clear Channel Communications, Inc.	93,100	3,298,533
Comcast Corp., Class A*	504,112	13,439,626
DIRECTV Group, Inc.*	139,000	3,313,760
Dow Jones & Co., Inc.	11,980	435,233
E.W. Scripps Co., Class A	14,500	627,850
Gannett Co.	41,976	2,395,151
Interpublic Group Cos., Inc. (The)*	65,678	832,797
McGraw-Hill Cos., Inc. (The)	64,302	4,213,710
Meredith Corp.	7,735	448,011
New York Times Co., Class A	25,406	594,500
News Corp.	418,400	9,367,976
Omnicom Group, Inc.	31,591	3,307,894
Tribune Co.	39,109	1,282,775
Viacom, Inc., Class A*	100	4,124
Viacom, Inc., Class B*	125,637	5,182,526

		53,018,710

Metals & Mining (0.8%)
Alcoa, Inc.	152,426	5,409,599
Allegheny Technologies, Inc.	19,375	2,123,112
Freeport-McMoRan Copper & Gold, Inc., Class B	66,214	4,446,932
Newmont Mining Corp.	79,332	3,308,144
Nucor Corp.	56,360	3,576,606
U.S. Steel Corp.	21,731	2,206,566

		21,070,959

Multi-Utilities (1.1%)
Ameren Corp.	31,856	1,674,670
Centerpoint Energy, Inc.	54,942	1,034,558
CMS Energy Corp.	42,856	793,693
Consolidated Edison, Inc.	45,226	2,318,285
Detroit Edison Co.	32,691	1,653,837
Dominion Resources, Inc.	59,794	5,453,213
KeySpan Corp.	27,091	1,121,838
NiSource, Inc.	44,158	1,085,845
PG&E Corp.	62,672	3,171,203
Public Service Enterprise Group, Inc.	42,611	3,683,721
Sempra Energy	41,081	2,607,822
TECO Energy, Inc.	48,381	868,439
Xcel Energy, Inc.	71,387	1,719,713

		27,186,837

Multiline Retail (1.1%)
Big Lots, Inc.*	20,751	668,182
Dillards, Inc.	12,790	442,918
Dollar General Corp.	49,997	1,067,436
Family Dollar Stores, Inc.	27,206	866,239
Federated Department Stores, Inc.	83,252	3,656,428
J.C. Penney Co., Inc.	41,581	3,288,641
Kohl’s Corp.*	58,097	4,301,502
Nordstrom, Inc.	40,192	2,207,345
Sears Holdings Corp.*	15,561	2,970,750
Target Corp.	152,590	9,059,268

		28,528,709

Office Electronics (0.1%)
Xerox Corp.*	163,754	3,029,449

Oil, Gas & Consumable Fuels (7.7%)
Anadarko Petroleum Corp.	81,776	3,815,668
Apache Corp.	55,324	4,010,990
Chesapeake Energy Corp.	67,800	2,288,250
ChevronTexaco Corp.	387,143	30,115,854
ConocoPhillips	289,856	20,101,514
CONSOL Energy, Inc.	30,600	1,281,222
Devon Energy Corp.	78,308	5,706,304
El Paso Corp.	112,713	1,690,695
EOG Resources, Inc.	42,682	3,134,566
Exxon Mobil Corp.	1,008,761	80,075,448
Hess Corp.	43,960	2,494,730
Kinder Morgan, Inc.	19,976	2,128,642
Marathon Oil Corp.	64,312	6,530,884
Murphy Oil Corp.	29,500	1,635,480
Occidental Petroleum Corp.	151,354	7,673,648
Peabody Energy Corp.	48,400	2,322,232
Spectra Energy Corp.	110,040	2,872,044
Sunoco, Inc.	24,620	1,859,549
Valero Energy Corp.	107,784	7,569,670
Williams Cos., Inc. (The)	99,738	2,942,271
XTO Energy, Inc.	64,299	3,489,507

		193,739,168

Paper & Forest Products (0.3%)
International Paper Co.	82,258	3,102,772
MeadWestvaco Corp.	32,047	1,069,088
Weyerhaeuser Co.	43,301	3,430,305

		7,602,165

2007 Semiannual Report 77

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Personal Products (0.2%)
Avon Products, Inc.	81,217	$3,232,437
Estee Lauder Co., Inc. (The), Class A	21,200	1,090,104

		4,322,541

Pharmaceuticals (6.1%)
Abbott Laboratories	268,663	15,211,699
Allergan, Inc.	26,416	3,201,619
Barr Pharmaceuticals, Inc.*	17,900	865,644
Bristol-Myers Squibb Co.	338,740	9,776,036
Comcast Corp., Special Class A*	43,950	1,160,280
Eli Lilly & Co.	175,091	10,353,131
Forest Laboratories, Inc., Class A*	58,132	3,093,204
Johnson & Johnson	514,525	33,042,796
King Pharmaceuticals, Inc.*	42,823	875,730
Merck & Co., Inc.	382,676	19,684,853
Mylan Laboratories, Inc.	38,551	845,423
Pfizer, Inc.	1,264,734	33,464,862
Schering-Plough Corp.	260,527	8,266,522
Watson Pharmaceutical, Inc.*	18,006	491,564
Wyeth	236,672	13,135,296

		153,468,659

Real Estate Investment Trusts (REITs) (1.1%)
Apartment Investment & Management Co.	18,740	1,036,322
Archstone-Smith Trust	33,300	1,735,263
AvalonBay Communities, Inc.	13,600	1,662,736
Boston Properties, Inc.	17,900	2,104,324
Developers Diversified Realty Corp.	23,700	1,542,870
Equity Residential Property Trust	46,411	2,154,863
Host Hotels & Resorts, Inc.	98,300	2,520,412
Kimco Realty Corp.	34,200	1,643,994
Plum Creek Timber Co., Inc.	31,561	1,252,971
ProLogis Trust	46,451	3,010,025
Public Storage, Inc.	21,200	1,978,384
Simon Property Group, Inc.	37,901	4,369,227
Vornado Realty Trust	22,100	2,621,723

		27,633,114

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	33,100	1,120,435

Road & Rail (0.8%)
Burlington Northern Santa Fe Corp.	64,352	5,633,374
CSX Corp.	78,112	3,372,095
Norfolk Southern Corp.	72,637	3,867,194
Ryder System, Inc.	10,905	574,039
Union Pacific Corp.	47,416	5,417,278

		18,863,980

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc.*	85,442	1,180,808
Altera Corp.*	63,082	1,421,868
Analog Devices, Inc.	62,457	2,412,089
Applied Materials, Inc.	253,619	4,874,557
Broadcom Corp.*	82,396	2,681,990
Intel Corp.	1,014,638	21,814,717
KLA-Tencor Corp.	34,721	1,928,752
Linear Technology Corp.	54,067	2,023,187
LSI Logic Corp.*	132,582	1,126,947
Maxim Integrated Products, Inc.	57,114	1,811,656
Micron Technology, Inc.*	128,268	1,471,234
National Semiconductor Corp.	57,777	1,519,535
Novellus Systems*	23,321	754,901
NVIDIA Corp.*	63,122	2,076,083
PMC-Sierra, Inc.*	54,011	417,505
Teradyne, Inc.*	33,001	575,867
Texas Instruments, Inc.	273,559	9,402,223
Xilinx, Inc.	59,722	1,760,605

		59,254,524

Software (3.1%)
Adobe Systems, Inc.*	101,842	4,232,553
Autodesk, Inc.*	38,962	1,607,962
BMC Software, Inc.*	37,956	1,228,636
CA, Inc.	82,838	2,258,164
Citrix Systems, Inc.*	29,471	960,754
Compuware Corp.*	65,407	645,567
Electronic Arts, Inc.*	52,607	2,651,919
Intuit, Inc.*	62,062	1,765,664
Microsoft Corp.	1,519,189	45,484,519
Novell, Inc.*	60,772	443,636
Oracle Corp.*	709,538	13,339,314
Symantec Corp.*	179,374	3,156,982

		77,775,670

Specialty Retail (2.1%)
Abercrombie & Fitch Co.	16,700	1,363,722
AutoNation, Inc.*	34,780	710,903
AutoZone, Inc.*	11,110	1,478,074

78 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Specialty Retail (continued)
Bed Bath & Beyond, Inc.*	47,902	$1,951,528
Best Buy Co., Inc.	71,415	3,331,510
Circuit City Stores, Inc.	29,336	511,913
Coach, Inc.*	64,700	3,159,301
Gap, Inc. (The)	102,740	1,844,183
Home Depot, Inc. (The)	363,067	13,749,347
Limited, Inc. (The)	62,328	1,718,383
Lowe’s Cos., Inc.	268,698	8,211,411
Nike, Inc.*	69,272	3,730,990
Office Depot, Inc.*	50,362	1,693,170
OfficeMax, Inc.	15,710	773,246
RadioShack Corp.	24,971	725,907
Sherwin Williams Co.	21,586	1,376,539
Staples, Inc.	127,872	3,171,226
Tiffany & Co.	21,086	1,005,591
TJX Cos., Inc.	81,068	2,260,987

		52,767,931

Textiles, Apparel & Luxury Goods (0.2%)
Jones Apparel Group, Inc.	20,591	687,533
Liz Claiborne, Inc.	18,511	827,812
Polo Ralph Lauren Corp.	11,400	1,050,054
V.F. Corp.	16,906	1,484,516

		4,049,915

Thrifts & Mortgage Finance (1.3%)
Countrywide Credit Industries, Inc.	107,692	3,993,219
Fannie Mae	170,175	10,026,711
Freddie Mac	121,538	7,873,232
Hudson City Bancorp, Inc.	92,500	1,232,100
MGIC Investment Corp.	17,460	1,075,710
Sovereign Bancorp	61,695	1,497,338
Washington Mutual, Inc.	162,511	6,822,212

		32,520,522

Tobacco (1.2%)
Altria Group, Inc.	368,243	25,379,308
Reynolds American, Inc.	33,190	2,132,789
UST, Inc.	28,281	1,602,967

		29,115,064

Trading Companies & Distributors (0.0%)
Grainger (W.W.), Inc.	13,825	1,142,221

Wireless Telecommunication Services (0.6%)
ALLTEL Corp.	65,167	4,085,319
Sprint Corp.	525,314	10,522,040

		14,607,359

Total Common Stocks (Cost $1,909,000,399)		2,353,897,710

Repurchase Agreements (6.1%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $152,455,989 collateralized by U.S. Government Agency Mortgages with a market value of $155,483,082	$152,434,394	152,434,394

Total Investments (Cost $2,061,434,793) (a) — 100.0%		2,506,332,104
Other assets in excess of liabilities — 0.0%		12,087

NET ASSETS — 100.0%		$2,506,344,191

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

BM	Bermuda

CA	Canada

KY	Cayman Islands

NL	Netherlands

PA	Panama

As of April 30, 2007 the Fund’s open long futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered by	Appreciation
Contracts	Contracts	Expiration	Contracts	(Depreciation)

413	S&P 500	06/15/07	$153,677,300	$7,273,705

See accompanying notes to financial statements.

2007 Semiannual Report 79

Nationwide Small Cap Index Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Small Cap Index Fund (Class A at NAV) returned 6.56% versus 6.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 funds as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

U.S. equity markets generally gained ground during the reporting period. Shares of small-capitalization growth companies outperformed their small-cap value counterparts, with the Russell 2000® Growth Index gaining 7.42% as compared to 6.36% for the Russell 2000® Value Index during the period.

Economic news was mixed throughout the reporting period. The beginning of the period saw the stock market reach record highs, but the impact of this event on U.S. equities at first was minimal. Although fears of a weakening U.S. housing market and a slowdown in consumer spending caused investors concern, the markets rallied throughout the reporting period until February 27, 2007, when the Dow Jones Industrial Average (the U.S. index of 30 large-cap stocks listed on the New York Stock Exchange) fell 416 points— its largest one-day decline since September 2001. The sell-off came on the heels of a substantial downward correction in Asian markets, particularly China. The markets rebounded but remained volatile because of the increase in subprime mortgage delinquencies and the high-profile bankruptcy of a leading subprime mortgage company. Investor debate was ongoing, however, as to whether or not the subprime mortgage meltdown would spread through other parts of the economy.

During the reporting period, crude oil prices stabilized below $61.00 per barrel thanks to an unseasonably warm winter and ample inventories from countries that are not members of OPEC (Organization of the Petroleum Exporting Countries). The Federal Reserve Board continued its “pausing” monetary policy, keeping the federal funds rate steady at 5.25%. The preliminary estimate of first-quarter 2007 gross domestic product growth came in at 1.3%, which was weaker than expected and would be the slowest pace in four years.

What areas detracted from Fund performance?

The weakest performer in the Fund and the Index during the period was the energy sector. The financials sector and the industrials sector represented more modest losses for the period.

What areas of investment provided the most positive returns for the Fund?

Seven of the 10 sectors in the benchmark index recorded positive returns for the reporting period. The strongest-performing sectors were consumer staples with a return of 12.6%, utilities with 8.8%, telecommunication services with 8.3% and materials with 8.2%.

What is your outlook for the near term?

The rather remarkable run in the U.S. equity markets in April caused some concern that the markets may be overbought, which could result in some sort of near-term downward correction. We acknowledge that the markets face headwinds in the form of slowing economic growth and worsening corporate earnings growth. In our opinion, however, the backdrop for an equity bear market simply does not exist. Monetary policy is by no means overly tight, the level of inflation (while higher than the Fed would like) is still low and seems to be easing, and earnings growth is slowing rather than collapsing. From our perspective, the positive effects of good valuation levels, strong global economic growth, ongoing corporate deal activity and the relative attractiveness of stocks compared to other investments (chiefly bonds) should help the bull market to continue.

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Managers: BlackRock Investment Management, LLC— Subadviser; Debra L. Jelilian and Jeffery L. Russo, CFA

Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are as of April 2007 and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and nonproprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Past performance does not guarantee future results. There is no guarantee that any forecasts made will come to pass. Any investments named within this material may not necessarily be held in any accounts managed by BlackRock. Reliance upon information in this material is at the sole discretion of the reader.

80 Semiannual Report 2007

Nationwide Small Cap Index Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**	Ratio**

Class A	w/o SC2	6.56%	6.98%	10.51%	9.76%	0.74%	0.70%
	w/SC3	0.44%	0.86%	9.21%	9.11%

Class B [4]	w/o SC2	6.20%	6.36%	9.80%	9.37%	1.34%	1.30%
	w/SC5	1.39%	1.56%	9.52%	9.37%

Class C [6]	w/o SC2	6.24%	6.30%	9.83%	9.39%	1.34%	1.30%
	w/SC7	5.28%	5.35%	9.83%	9.39%

Class R [8,9]		6.55%	6.98%	10.50%	9.76%	1.04%	1.00%

Institutional Class[8]		6.68%	7.39%	10.92%	10.10%	0.34%	0.30%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) would be deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, in any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance of Class R shares would have been lower.

2007 Semiannual Report 81

Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 Semiannual Report 2007

Shareholder	Nationwide Small Cap Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Nationwide Small Cap Index Fund			11/01/06	04/30/07	During Period*		Expense Ratio*

Class A	Actual		$1,000.00	$1,065.60	$3.53		0.69%
	Hypothetical	[1]	$1,000.00	$1,021.58	$3.46		0.69%

Class B	Actual		$1,000.00	$1,062.00	$6.65		1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53		1.30%

Class C	Actual		$1,000.00	$1,062.40	$6.65		1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53		1.30%

Class R (a)	Actual		$1,000.00	$1,065.50	$1.00	(b)	0.67%
	Hypothetical	[1]	$1,000.00	$1,006.33	$0.98	(b)	0.67%

Institutional Class	Actual		$1,000.00	$1,066.80	$1.54		0.30%
	Hypothetical	[1]	$1,000.00	$1,023.51	$1.51		0.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

(a)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

(b)	Expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 53/365 (to reflect the period).

2007 Semiannual Report 83

Portfolio Summary	Nationwide Small Cap Index Fund

April 30, 2007 (Unaudited)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	84.3%
Repurchase Agreements	16.2%
Other investments*	6.6%
Liabilities in excess of other assets**	-7.1%

100.0%

Top Industries

Real Estate Investment Trusts	6.1%
Commercial Banks	5.2%
Commercial Services & Supplies	3.7%
Semiconductors & Semiconductor Equipment	3.1%
Software	3.0%
Specialty Retail	2.9%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.7%
Oil, Gas & Consumable Fuels	2.7%
Biotechnology	2.7%
Other	65.0%

100.0%

Top Holdings***

Brocade Communications Systems, Inc.	0.3%
Varian Semiconductor Equipment Associates., Inc.	0.2%
Big Lots, Inc.	0.2%
BE Aerospace, Inc.	0.2%
Sotheby’s Holdings, Inc.	0.2%
AK Steel Holding Corp.	0.2%
Alexandria Real Estate Equities, Inc.	0.2%
Phillips-Van Heusen Corp.	0.2%
Chaparral Steel	0.2%
Hologic, Inc.	0.2%
Other	97.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

See accompanying notes to financial statements

84 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks (84.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.4%)
AAR Corp.*	10,568	$322,747
Argon St., Inc.* (a)	4,240	111,130
BE Aerospace, Inc.*	24,302	890,668
Ceradyne, Inc.*	7,440	437,844
Cubic Corp.	2,946	59,303
Curtiss-Wright Corp.	10,448	450,204
Dyncorp International, Inc.*	7,300	109,500
EDO Corp.	5,379	147,923
Esterline Technologies Corp.*	5,761	240,407
Gencorp, Inc.*	12,974	172,814
HEICO Corp.	5,748	207,790
Herley Industries, Inc.*	5,435	83,971
Hexcel Corp.* (a)	22,875	496,387
Innovative Solutions and Support, Inc.* (a)	4,402	119,470
Ionatron, Inc.*	12,220	75,153
K&F Industries Holdings, Inc.*	3,500	93,170
Ladish Co., Inc.*	4,100	166,706
Moog, Inc., Class A*	8,663	368,351
MTC Technologies, Inc.*	1,962	40,535
Orbital Sciences Corp.*	14,322	298,900
Taser International, Inc.*	13,916	120,095
Teledyne Technologies, Inc.*	8,363	368,892
Triumph Group, Inc.	4,605	280,030
United Industrial Corp.	3,000	146,760

		5,808,750

Air Freight & Logistics (0.4%)
Abx Air, Inc.*	11,800	76,936
Atlas Air Worldwide Holdings, Inc.*	5,900	339,368
Dynamex, Inc.*	2,260	59,325
EGL, Inc.*	8,073	320,337
Forward Air Corp.	9,391	286,519
HUB Group, Inc., Class A*	9,315	335,340
Pacer International, Inc.	10,824	276,553

		1,694,378

Airlines (0.4%)
AirTran Holdings, Inc.*	21,119	232,520
Alaska Air Group, Inc.*	9,188	271,965
ExpressJet Holdings, Inc.*	9,146	54,602
Frontier Airlines Holdings, Inc.* (a)	9,317	55,157
JetBlue Airways Corp.* (a)	47,600	471,716
Mesa Air Group, Inc.*	9,519	64,348
Republic Airways Holdings, Inc.*	7,200	153,072
SkyWest, Inc.	17,358	472,311

		1,775,691

Auto Components (0.9%)
Aftermarket Technology Corp.*	4,936	136,382
American Axle & Manufacturing Holdings, Inc. (a)	14,545	406,533
ArvinMeritor, Inc.	20,179	416,696
Bandag, Inc.	2,187	110,312
Cooper Tire & Rubber Co.	17,268	333,790
Drew Industries, Inc.*	3,798	109,269
Fuel Systems Solutions, Inc.*	2,950	49,855
GenTek, Inc.*	2,700	88,452
Hayes Lemmerz International, Inc.* (b)	110	0
Lear Corp.*	19,290	708,329
LKQ Corp.*	12,800	289,024
Modine Manufacturing Co.	7,540	174,400
Noble International Ltd.	2,305	37,549
Quantum Fuel Systems Technology* (a)	8,500	11,050
Raser Technologies, Inc.* (a)	2,500	14,375
Sauer-Danfoss, Inc.	1,738	51,827
Superior Industries International, Inc.	7,285	166,462
Tenneco Automotive, Inc.*	10,670	319,567
Visteon Corp.*	30,020	273,782

		3,697,654

Automobiles (0.1%)
Fleetwood Enterprises, Inc.* (a)	12,761	106,299
Midas, Inc.*	3,200	69,920
Monaco Coach Corp. (a)	8,339	127,837
Winnebago Industries, Inc.	8,653	277,415

		581,471

Banks (0.3%)
Flushing Financial Corp.	5,850	90,967
Fnb Corp.	12,989	217,955
Hancock Holding Co.	7,792	304,823
Park National Corp. (a)	2,541	225,565
Susquehanna Bancshares, Inc.	14,571	324,642

		1,163,952

Beverages (0.1%)
Boston Beer Co., Inc., Class A*	3,555	114,506
Coca-Cola Bottling Co.	700	38,654
Jones Soda Co.*	7,600	186,884
MGP Ingredients, Inc.	2,600	51,766
National Beverage Corp.*	1,610	25,052

		416,862

2007 Semiannual Report 85

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Biotechnology (2.7%)
Acadia Pharmaceuticals, Inc.*	8,100	$110,646
Adventrx Pharmaceuticals, Inc.*	9,000	24,390
Alexion Pharmaceuticals, Inc.* (a)	9,869	413,116
Alkermes, Inc.*	25,557	419,902
Alnylam Pharmaceuticals, Inc.*	8,400	157,668
Altus Pharmaceuticals, Inc.* (a)	800	11,848
Anadys Pharmaceuticals, Inc.*	10,600	43,142
Arena Pharmaceuticals, Inc.* (a)	16,100	209,783
ARIAD, Inc.*	13,914	64,144
Array BioPharma, Inc.*	9,900	138,105
AVI BioPharma, Inc.*	6,000	16,020
Bio-Rad Laboratories, Inc., Class A*	4,415	312,450
Bio-Reference Laboratories, Inc.*	3,500	94,395
BioCryst Pharmaceuticals, Inc.* (a)	5,600	47,600
Bioenvision, Inc.*	8,800	29,304
Biomarin Pharmaceutical, Inc.*	24,268	392,171
Cambrex Corp.	8,224	199,514
Celera Genomics Group*	17,673	247,422
Cell Genesys, Inc.*	19,717	86,163
Cepheid, Inc.*	16,590	188,131
Coley Pharmaceutical Group, Inc.* (a)	2,500	24,850
Cubist Pharmaceuticals, Inc.*	14,820	317,889
CV Therapeutics, Inc.* (a)	18,644	157,169
Cytokinetics, Inc.*	5,800	38,338
Decode Genetics, Inc.* (a)	10,374	38,799
Dendreon Corp.* (a)	24,978	375,419
Encysive Pharmaceuticals, Inc.* (a)	20,177	67,189
Enzon Pharmaceuticals, Inc.*	15,405	130,634
Exelixis, Inc.*	24,540	263,560
FEI Co.*	6,768	251,770
Genitope Corp.*	5,100	18,972
Genomic Health, Inc.*	2,100	34,671
Genta, Inc.*	27,200	9,245
Geron Corp.*	17,717	125,968
Hana Biosciences, Inc.* (a)	4,100	7,503
Human Genome Sciences, Inc.*	37,365	402,421
Idenix Pharmaceuticals, Inc.*	3,915	26,935
Incyte Genomics, Inc.* (a)	24,029	185,264
Indevus Pharmaceuticals, Inc.*	14,900	107,429
InterMune, Inc.*	6,983	201,879
Isis Pharmaceuticals, Inc.*	21,080	215,648
Keryx Biopharmaceuticals, Inc.* (a)	11,041	112,618
Lexicon Genetics, Inc.*	13,606	47,757
Mannkind Corp.* (a)	6,500	94,510
Martek Biosciences Corp.* (a)	7,305	157,715
Maxygen, Inc.*	5,109	54,820
Medarex, Inc.* (a)	29,942	409,906
Metabasis Therapeutics, Inc.*	2,400	18,384
Metabolix, Inc.*	3,100	77,531
Momenta Pharmaceuticals, Inc.*	7,300	114,756
Monogram Biosciences, Inc.*	43,400	81,158
Myriad Genetics, Inc.*	12,244	447,518
Nabi Biopharmaceuticals* (a)	11,851	61,625
Nektar Therapeutics* (a)	24,895	307,951
Neurocrine Biosciences, Inc.* (a)	11,035	140,476
Northfield Laboratories, Inc.* (a)	10,800	51,948
Novavax, Inc.*	15,000	44,400
NPS Pharmaceuticals, Inc.*	12,807	50,972
Nuvelo, Inc.*	17,358	65,092
Onyx Pharmaceuticals, Inc.*	12,120	324,331
OSI Pharmaceuticals, Inc.*	15,900	551,730
Osiris Therapeutics, Inc.*	200	2,838
Panacos Pharmaceuticals, Inc.*	9,100	43,316
Peregrine Pharmaceuticals, Inc.*	46,600	46,600
Pharmion Corp.*	6,865	207,941
Progenics Pharmaceuticals, Inc.*	5,100	123,420
Regeneron Pharmaceuticals, Inc.*	12,477	339,374
Renovis, Inc.*	5,200	20,228
Rigel Pharmaceuticals, Inc.* (a)	4,874	51,664
Sangamo BioSciences, Inc.* (a)	9,800	72,814
Savient Pharmaceuticals, Inc.*	14,452	166,198
Senomyx, Inc.*	5,400	72,738
Tanox, Inc.* (a)	4,755	88,728
Telik, Inc.* (a)	17,406	103,914
Trubion Pharmaceuticals, Inc.*	200	3,428
United Therapeutics Corp.*	6,212	347,313
Zymogenetics, Inc.*	7,654	114,504

		11,227,682

Building Products (0.4%)
Aaon, Inc.	1,300	32,149
American Woodmark Corp.	4,035	139,248
Ameron International Corp.	1,800	124,452
Apogee Enterprises, Inc.	8,650	208,292
Builders FirstSource, Inc.*	2,500	40,325
Goodman Global, Inc.*	4,200	78,330
Griffon Corp.*	8,460	202,955
Insteel Industries, Inc.	3,600	60,084
NCI Building Systems, Inc.*	6,094	304,517
PGT, Inc.*	900	9,270
Pw Eagle, Inc.	3,100	100,564
Simpson Manufacturing Co., Inc. (a)	9,018	290,109
Trex Co., Inc.*	2,600	53,014
Universal Forest Products, Inc.	4,106	190,765

		1,834,074

86 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Capital Markets (1.1%)
ACA Capital Holdings, Inc.*	200	$2,870
Apollo Investment Corp.	28,782	632,341
Ares Capital Corp. (a)	14,971	268,879
Calamos Asset Management, Inc.	7,400	173,604
Capital Southwest Corp.	915	141,642
Cohen & Steers, Inc.	3,050	156,495
Freedom Acquisition Holdings, Inc.*	14,520	137,069
GAMCO, Investors, Inc., Class A	1,868	85,218
Gladstone Capital Corp. (a)	3,128	74,446
Gladstone Investment Corp.	5,400	77,382
Greenhill & Co., Inc.	4,000	253,000
Harris & Harris Group, Inc.*	5,610	75,062
KBW Inc.*	2,700	88,182
Knight Capital Group, Inc., Class A*	27,975	453,195
Labranche & Co., Inc.*	10,706	87,147
Marketaxess Holdings, Inc.*	10,500	171,990
MCG Capital Corp.	16,298	287,171
MVC Capital, Inc.	3,000	52,710
optionsXpress Holdings, Inc.	4,200	103,656
Penson Worldwide, Inc.*	2,600	69,732
Piper Jaffray Cos.*	4,579	292,186
Sanders Morris Harris Group, Inc. (a)	2,353	27,459
Stifel Financial Corp.* (a)	2,333	104,775
SWS Group, Inc.	7,025	182,580
Technology Investment Capital Corp.	3,600	60,876
Thomas Weisel Partners Group, Inc.*	2,430	48,017
TradeStation Group, Inc.*	4,700	57,246
Waddell & Reed Financial, Inc.	21,640	524,121

		4,689,051

Chemicals (1.5%)
A. Schulman, Inc.	7,808	180,833
American Vanguard Corp. (a)	2,933	43,350
Arch Chemicals, Inc.	5,430	164,094
Balchem Corp.	3,065	56,335
Calgon Carbon Corp.* (a)	12,748	100,836
CF Industries Holdings, Inc.	13,800	547,722
Ferro Corp.	11,217	233,426
Fuller (H. B.) Co.	14,000	357,980
Georgia Gulf Corp.	10,376	165,705
Hercules, Inc.*	27,868	525,033
Innophos Holdings, Inc.	500	8,255
Innospec, Inc.	3,672	197,149
Koppers Holdings, Inc.	1,500	43,410
Kronos Worldwide, Inc.	652	20,623
Minerals Technologies, Inc.	5,835	371,223
Newmarket Corp.	4,175	196,768
NL Industries, Inc. (a)	1,428	16,922
Olin Corp.	19,898	341,052
OM Group, Inc.*	6,900	362,457
Omnova Solutions, Inc.*	9,800	51,548
Pioneer Cos., Inc.*	4,140	120,474
PolyOne Corp.*	18,988	124,561
Rockwood Holdings, Inc.*	7,900	242,530
Sensient Technologies Corp.	10,754	281,540
Spartech Corp.	7,888	221,337
Stepan Co.	2,100	60,144
Symyx Technologies, Inc.*	7,859	90,457
Terra Industries, Inc.*	25,400	448,056
Tronox, Inc.	1,500	21,195
Tronox, Inc.	7,500	104,025
W.R. Grace & Co.* (a)	16,900	449,540
Zoltek Cos., Inc.* (a)	4,800	146,112

		6,294,692

Commercial Banks (5.2%)
1st Source Corp.	2,140	52,944
Alabama National Bancorp	4,241	265,571
Amcore Financial, Inc.	6,195	177,239
Americanwest Bancorp (a)	4,680	94,255
Ameris Bancorp	3,428	78,638
Arrow Financial Corp.	3,214	71,351
BancFirst Corp.	1,400	59,934
Bancorp, Inc. (The)*	1,505	36,316
BancTrust Financial Group, Inc.	800	16,024
Bank of Granite (a)	2,884	46,519
Bank of the Ozarks, Inc.	3,116	91,829
BankFinancial Corp. (a)	4,700	74,730
Banner Corp.	3,887	145,063
Boston Private Financial Holdings, Inc.	10,565	293,813
Cadence Financial Corp.	3,209	60,971
Camden National Corp.	830	32,876
Capital City Bank Group, Inc. (a)	2,037	60,723
Capital Corp. of the West	1,660	39,442
Capitol Bancorp Ltd.	2,485	74,923
Cardinal Financial Corp.	10,100	96,657
Cascade Bancorp (a)	8,418	180,482
Cathay General Bancorp, Inc.	14,513	475,881
Centennial Bank Holdings, Inc.*	19,900	174,324
Center Financial Corp.	3,480	56,933
Centerstate Banks Of Florida, Inc. (a)	600	10,518
Central Pacific Financial Corp.	7,405	254,436

2007 Semiannual Report 87

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Banks (continued)
Chemical Financial Corp.	7,471	$199,700
Chittenden Corp.	10,991	319,398
Citizens Banking Corp.	21,401	428,234
City Holding Co.	4,062	154,234
Cobiz, Inc. (a)	5,774	105,895
Columbia Bancorp (a)	3,200	65,984
Columbia Banking System, Inc.	4,909	148,988
Community Bancorp*	3,200	98,272
Community Bank System, Inc.	7,509	153,934
Community Banks, Inc. (a)	4,507	106,500
Community Trust Bancorp, Inc.	4,711	156,688
CVB Financial Corp. (a)	13,940	165,468
Enterprise Financial Services Corp. (a)	1,000	24,320
Farmers Capital Bank Corp. (a)	620	17,763
First Bancorp (a)	4,664	97,151
First BanCorp. (a)	20,410	255,941
First Charter Corp.	9,683	212,445
First Commonwealth Financial Corp. (a)	14,966	166,572
First Community Bancorp	6,617	363,009
First Community Bankshares, Inc.	1,720	56,536
First Financial Bancorp (a)	10,546	157,135
First Financial Bankshares, Inc.	4,274	165,404
First Financial Corp. (a)	2,594	73,981
First Indiana, Corp.	5,155	100,110
First Merchants Corp.	3,355	72,367
First Midwest Bancorp, Inc.	13,952	501,435
First Regional Bancorp*	1,600	40,000
First Republic Bancorp, Inc.	7,238	391,576
First South Bancorp, Inc. (a)	960	26,122
First State Bancorp	6,681	139,700
FirstMerit Corp.	22,700	473,976
FNB Corp. (a)	800	26,504
Frontier Financial Corp. (a)	9,014	223,998
GB&T Bancshares, Inc.	1,925	31,840
Glacier Bancorp, Inc. (a)	12,463	267,705
Great Southern Bancorp, Inc. (a)	1,676	45,889
Greater Bay Bancorp	14,502	374,007
Greene County Bancshares, Inc.	1,700	57,154
Hanmi Financial Corp.	9,428	154,713
Harleysville National Corp. (a)	5,675	95,794
Heartland Financial USA, Inc. (a)	2,250	57,622
Heritage Commerce Corp. (a)	3,600	78,696
Home Bancshares, Inc.	1,400	30,828
Horizon Financial Corp.	2,150	45,171
Iberiabank Corp.	2,225	116,790
Independent Bank Corp.	4,910	145,827
Independent Bank Corp.	7,884	130,086
Integra Bank Corp.	5,898	134,003
International Bancshares Corp.	11,200	322,000
Intervest Bancshares Corp.*	2,300	58,558
Investors Bancorp, Inc.*	11,000	157,300
Irwin Financial Corp.	4,645	74,459
Lakeland Bancorp, Inc.	2,211	28,831
Lakeland Financial Corp.	2,300	49,795
Macatawa Bank Corp. (a)	2,277	36,819
Mainsource Financial Group, Inc. (a)	4,737	76,503
MB Financial, Inc.	8,181	274,800
MBT Financial Corp. (a)	1,238	15,104
Mercantile Bank Corp.	3,213	86,622
MetroCorp Bancshares, Inc.	2,850	57,256
Mid-State Bancshares	4,700	173,712
Midwest Banc Holding, Inc. (a)	4,140	69,842
Nara Bankcorp, Inc.	6,654	109,858
National Penn Bancshares, Inc. (a)	10,169	188,533
NBT Bancorp, Inc.	7,174	157,469
Old National Bancorp (a)	17,440	311,827
Old Second Bancorp, Inc. (a)	4,584	134,128
Omega Financial Corp. (a)	1,933	54,221
Oriental Financial Group ADR — PR	7,804	90,292
Pacific Capital Bancorp	13,411	361,158
Peoples Bancorp, Inc.	2,335	58,492
Placer Sierra Bancshares	4,200	116,466
Preferred Bank	2,450	89,670
PremierWest Bancorp (a)	1,285	16,705
PrivateBancorp, Inc.	5,402	177,348
Prosperity Bancshares, Inc.	9,970	345,859
Provident Bankshares Corp.	9,723	311,525
Renasant Corp. (a)	2,493	58,012
Republic Bancorp, Inc., Class A	1,669	30,519
Royal Bancshares of Pennsylvania Inc., Class A	469	9,643
S&T Bancorp, Inc. (a)	5,801	188,881
S.Y. Bancorp, Inc. (a)	1,730	40,759
Sandy Spring Bancorp, Inc.	2,656	85,683
Santander Bancorp	242	4,279
SCBT Financial Corp. (a)	1,228	45,252
Seacoast Banking Corporation of Florida (a)	5,125	117,311
Security Bank Corp. (a)	2,300	45,471
Shore Bancshares, Inc. (a)	3,000	73,530
Sierra Bancorp	200	5,568
Signature Bank*	8,713	274,111
Simmons First National Corp., Class A	2,343	61,691

88 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Banks (continued)
Smithtown Bancorp, Inc. (a)	2,970	$67,478
Southside Bancshares, Inc. (a)	3,323	73,937
Southwest Bancorp	4,100	100,450
Sterling Bancorp	7,126	123,351
Sterling Bancshares, Inc.	21,242	242,796
Sterling Financial Corp. (a)	5,065	84,332
Sterling Financial Corp. (Spokane) (a)	14,024	413,428
Suffolk Bancorp	1,983	62,385
Sun Bancorp, Inc.* (a)	2,779	52,412
Superior Bancorp.*	10,900	113,033
SVB Financial Group*	10,045	514,505
Taylor Capital Group, Inc.	1,100	32,714
Texas Capital Bancshares, Inc.*	7,820	158,824
Tompkins Trustco, Inc.	1,462	56,579
Trico Bancshares	2,024	43,374
Trustmark Corp.	13,520	359,767
U.S.B. Holding Co., Inc.	1,948	39,408
UCBH Holdings, Inc.	27,475	493,451
UMB Financial Corp.	7,870	307,874
Umpqua Holdings Corp.	15,978	398,491
Union Bankinghares Corp. (a)	2,495	58,533
United Bankinghares, Inc.	10,665	357,277
United Community Banks, Inc. (a)	10,276	303,759
United Security Bancshares	3,000	54,480
Univest Corporation of Pennsylvania	1,480	33,685
Vineyard National Bancorp Co.	3,800	86,944
Virginia Commerce Bancorp, Inc.*	6,187	116,004
Virginia Financial Group, Inc.	2,000	44,100
W Holding Co., Inc. (a)	21,680	104,931
Washington Trust Bancorp (a)	2,440	62,684
WesBanco, Inc. (a)	6,800	199,444
West America Bankcorp (a)	9,012	422,032
West Bancorp, Inc. (a)	3,112	48,236
West Coast Bancorp	2,700	83,889
Western Alliance Bancorp* (a)	2,100	67,704
Wilshire Bankcorp, Inc.	4,596	63,241
Wintrust Financial Corp.	7,497	322,221
Yardville National Bancorp (a)	1,968	67,916

		21,759,388

Commercial Services & Supplies (3.7%)
ABM Industries, Inc.	12,378	348,317
Acco Brands Corp.*	10,300	245,140
Administaff, Inc.	5,419	179,857
Ambassadors International	2,500	102,300
American Ecology Corp. (a)	5,100	113,985
American Reprographics Co.*	6,600	219,120
Amper Corp.	600	36,156
Barrett Business Services, Inc.	2,400	54,768
Bowne & Co., Inc.	6,788	113,224
Brady Corp., Class A	10,689	351,241
Casella Waste Systems, Inc., Class A* (a)	6,837	63,584
Cbiz, Inc.*	14,943	104,003
CDI Corp.	3,721	110,216
Central Parking Corp.	1,490	33,346
Cenveo, Inc.*	12,750	327,037
Clean Harbors, Inc.*	4,500	209,340
CompX International, Inc.	200	3,978
Comsys IT Partners, Inc.*	4,490	102,192
Consolidated Graphics, Inc.*	3,214	241,854
Cornell Cos., Inc.*	3,900	93,288
CoStar Group, Inc.*	5,065	247,223
CRA International, Inc.*	3,431	176,937
Deluxe Corp.	13,900	526,115
Diamond Management & Technology Consultants, Inc.	9,000	102,060
Ennis, Inc.	5,700	139,365
Exponet, Inc.*	4,700	99,405
First Advantage Corp., Class A*	3,036	70,678
First Consulting Group, Inc.*	7,000	69,650
FTI Consulting, Inc.*	9,475	348,396
G & K Services, Inc., Class A	4,422	154,328
Geo Group, Inc. (The)*	4,872	249,446
Health Care Products & Services Services Group, Inc.	7,900	221,200
Herman Miller, Inc.	18,400	633,144
Hudson Highland Group, Inc.*	7,150	116,617
Huron Consulting Group, Inc.*	4,400	266,420
ICT Group, Inc.*	800	15,032
IHS, Inc., Class A*	5,100	210,834
IKON Office Solutions, Inc.	26,120	390,755
Interface, Inc.	10,255	172,797
John H. Harland Co.	6,979	367,095
Kelly Services, Inc.	6,240	179,088
Kenexa Corp.*	5,600	173,376
Kforce.com, Inc.*	6,975	95,767
Knoll, Inc.	9,100	211,302
Korn/ Ferry International*	10,679	251,704
Labor Ready, Inc.*	12,269	266,237
Layne Christensen Co.*	3,840	145,421
LECG Corp.*	8,600	125,990
M & F Worldwide Corp.*	3,300	211,035
Manhattan Associates, Inc.*	5,840	168,893

2007 Semiannual Report 89

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Services & Supplies (continued)
McGrath Rentcorp	4,606	$138,871
Mine Safety Appliances Co. (a)	7,187	302,932
Mobile Mini, Inc.*	10,529	315,554
Navigant Consulting, Inc.*	9,269	177,779
On Assignment, Inc.*	10,000	111,800
PeopleSupport, Inc.*	8,200	103,074
PHH Corp.*	12,920	394,060
Pike Electric Corp.*	5,200	105,924
Resources Connection, Inc.*	12,155	366,716
Rollins, Inc.	5,761	132,906
SAIC, Inc.*	23,170	423,779
Schawk, Inc., Class A (a)	4,145	74,734
School Specialty, Inc.*	6,308	208,038
Sirva, Inc.*	7,500	19,200
Spherion Corp.*	12,267	104,883
Standard Parking Corp.*	600	20,238
Standard Register Co. (The)	3,551	44,245
Taleo Corp., Class A*	3,900	59,475
Team, Inc.*	2,000	68,840
TeleTech Holdings, Inc.*	9,011	339,985
Tetra Technology, Inc.*	15,007	312,446
The Advisory Board Co.*	5,100	242,148
United Stationers, Inc.*	8,801	523,836
Viad Corp.	4,885	199,503
Volt Information Sciences, Inc.*	3,657	93,473
Waste Connections, Inc.*	18,434	574,588
Waste Industries USA, Inc.	800	21,008
Waste Services, Inc.* (a)	6,499	64,210
Watson Wyatt Worldwide, Inc.	10,285	484,732

		15,488,233

Communications Equipment (2.4%)
3COM Corp.*	100,390	404,572
Acme Packet, Inc.* (a)	2,200	29,722
Adtran, Inc.	18,305	465,862
Anaren, Inc.*	5,393	102,036
Andrew Corp.*	38,600	421,512
Arris Group, Inc.*	29,633	439,161
Avanex Corp.*	31,200	54,912
Avocent Corp.*	12,700	355,727
Bel Fuse, Inc., Class B	3,649	129,175
Black Box Corp.	4,377	159,498
Bookham, Inc.*	25,900	59,311
C-COR, Inc.*	13,900	171,248
Carrier Access Corp.*	6,700	32,227
CommScope, Inc.*	14,467	674,886
Comtech Group, Inc.*	4,200	74,088
Comtech Telecommunications Corp.*	6,270	237,319
Digi International, Inc.*	4,300	54,825
Ditech Networks, Inc.*	8,320	72,384
Dycom Industries, Inc.*	9,396	243,450
EMS Technologies*	4,600	86,388
Extreme Networks, Inc.*	35,362	144,631
Finisar Corp.*	54,780	198,304
Foundry Networks, Inc.*	38,400	580,608
Harmonic, Inc.*	20,784	171,884
Harris Stratex Networks, Inc., Class A*	5,050	100,697
Inter-Tel, Inc.	4,751	119,820
InterDigital Communications Corp.*	12,450	409,356
Ixia*	8,336	71,523
Loral Space and Communications, Inc.*	2,600	124,722
MasTec, Inc.*	7,746	88,847
MRV Communications, Inc.*	36,395	126,291
NEON Communications, Inc.* (b)	125	0
Netgear, Inc.*	9,330	313,581
Ntelos Holding Corp.*	4,160	83,782
Oplink Communications, Inc.*	5,756	95,377
Optical Communication Products, Inc.*	1,017	1,526
Optium Corp.*	1,700	30,260
Orbcomm, Inc.* (a)	900	10,413
Packeteer, Inc.*	7,829	74,375
ParkerVision, Inc.* (a)	3,500	38,360
Plantronics, Inc.	11,105	278,847
Polycom, Inc.*	23,700	789,210
Powerwave Technologies, Inc.* (a)	38,405	239,263
Radyne Corp.*	5,800	50,460
Sirenza Microdevices, Inc.*	10,200	92,922
Sonus Networks, Inc.*	63,450	490,468
Sycamore Networks, Inc.*	38,818	142,462
Symmetricom, Inc.* (a)	12,185	99,551
Tekelec*	16,810	241,055
UT Starcom, Inc.* (a)	28,825	205,810
ViaSat, Inc.*	6,623	227,169
Zhone Technologies, Inc.*	20,740	29,451

		9,939,328

Computers & Peripherals (1.1%)
Adaptec, Inc.*	36,330	140,234
Avid Technology, Inc.*	11,800	392,350
Brocade Communications Systems, Inc.* (a)	105,961	1,035,239

90 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Computers & Peripherals (continued)
Electrical Components & Equipment For Imaging, Inc.*	16,233	$432,934
Emulex Corp.*	20,340	426,733
Gateway, Inc.*	64,861	142,046
Hutchinson Technology, Inc.*	7,896	150,024
Hypercom Corp.*	18,730	108,821
Imation Corp.	8,200	302,662
Integral Systems, Inc.	1,745	41,252
Intermec, Inc.*	11,691	261,060
Komag, Inc.*	8,806	242,253
Mobility Electronics, Inc.*	7,700	23,023
Neoware Systems, Inc.*	5,200	61,568
Palm, Inc.* (a)	25,085	423,435
Presstek, Inc.* (a)	7,385	45,049
Quantum Corp.*	40,702	111,930
Rackable Systems, Inc.*	8,145	95,785
Stratasys, Inc.*	3,100	147,343
Synaptics, Inc.*	7,257	217,420

		4,801,161

Construction & Engineering (0.6%)
Comfort Systems USA, Inc.	8,175	102,106
Emcor Group, Inc.*	7,460	467,667
Granite Construction, Inc.	8,805	530,413
Infrasource Services, Inc.*	6,000	200,280
Insituform Technologies, Inc.* (a)	8,282	168,953
Integrated Electrical Services, Inc.*	4,600	109,756
Perini Corp.*	5,083	216,536
Sterling Construction Co., Inc.*	2,800	57,848
Washington Group International, Inc.*	8,175	547,071

		2,400,630

Construction Materials (0.2%)
Headwaters, Inc.*	11,844	256,659
Texas Industries, Inc.	6,858	522,374
U.S. Concrete, Inc.*	10,300	87,653

		866,686

Consumer Finance (0.4%)
Advance America Cash Advance Centers, Inc.	15,280	261,899
Advanta Corp., Class B	5,555	254,530
Cash America International, Inc.	8,254	356,243
CompuCredit Corp.*	5,951	215,188
Credit Acceptance Corp*	1,368	36,717
Dollar Financial Corp.*	3,500	101,990
EZCORP, Inc.*	9,100	137,865
First Cash Financial Services, Inc.*	8,205	188,551
Rewards Network, Inc.*	3,500	13,860
United Panam Financial Corp.*	3,200	45,344
World Acceptance Corp.*	5,234	224,696

		1,836,883

Consumer Goods (0.3%)
1-800-Flowers.Com, Inc.*	9,646	78,036
CEC Entertainment, Inc.*	7,848	327,026
Central Garden & Pet Co.*	19,112	273,684
Jo-Ann Stores, Inc.*	6,783	203,151
Tempur-Pedic International, Inc.	11,600	301,252

		1,183,149

Containers & Packaging (0.6%)
AEP Industries*	2,200	93,632
AptarGroup, Inc.	9,700	710,525
Caraustar Industries, Inc.* (a)	11,724	83,475
Chesapeake Corp.	5,070	74,833
Graphic Packaging Corp.*	13,700	70,281
Greif, Inc.	8,430	468,708
Myers Industries, Inc.	5,200	116,740
Rock-Tenn Co.	8,933	341,777
Silgan Holdings, Inc.	6,596	378,478

		2,338,449

Distributors (0.2%)
Audiovox Corp.*	3,688	53,070
Building Materials Holding Corp.	7,541	109,495
Core-Mark Holdng Co., Inc.*	3,800	133,988
DXP Enterprises, Inc.*	800	38,800
Keystone Automotive Industries, Inc.*	4,545	151,167
Mwi Veterinary Supply, Inc.*	800	29,728
Scansource, Inc.* (a)	7,420	213,103
Source Interlink Cos., Inc.* (a)	11,089	71,746

		801,097

Diversified Consumer Services (1.1%)
Bright Horizons Family Solutions, Inc.*	7,956	307,261
Capella Education Co.*	2,000	69,900
Coinmach Service Corp.	3,800	40,204
Coinstar, Inc.*	7,738	240,574
Corinthian Colleges, Inc.*	24,800	342,984
DeVry, Inc.	16,690	550,603
Educate, Inc.*	1,800	13,752
Home Solutions Of America, Inc.*	10,600	50,244

2007 Semiannual Report 91

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Diversified Consumer Services (continued)
INVESTools, Inc.*	15,590	$212,492
Jackson Hewitt Tax Service, Inc.	8,700	239,946
Matthews International Corp., Class A	7,432	313,333
Prepaid Depot, Inc.*	3,250	185,413
Regis Corp.	10,775	411,928
Sotheby’s Holdings, Inc.	16,698	861,951
Stewart Enterprises, Inc., Class A	31,172	234,413
Strayer Education, Inc.	4,104	510,291
Universal Technical Institute, Inc.* (a)	4,568	114,520
Vertrue, Inc.*	2,555	120,903

		4,820,712

Diversified Financial Services (0.4%)
Asset Acceptance Capital Corp.*	3,445	63,457
ASTA Funding, Inc.	3,645	159,396
Compass Diversified Trust (a)	4,200	66,402
Financial Federal Corp.	5,823	153,028
GFI Group, Inc.*	3,010	208,442
International Securities Exchange Holdings, Inc.	9,430	628,887
Marlin Business Services, Inc.*	4,600	107,686
Medallion Financial Corp.	5,100	60,741
Portfolio Recovery Associates, Inc.* (a)	4,722	262,779
Resource America, Inc., Class A	2,905	64,230

		1,775,048

Diversified Telecommunication Services (0.8%)
Alaska Communications Systems Holdings, Inc.	13,400	213,060
Atlantic Tele-Network, Inc.	2,500	63,100
Cbeyond, Inc.*	4,775	166,074
Cincinnati Bell, Inc.*	57,379	290,911
Cognet Communications Group, Inc.*	5,800	147,668
Covad Communications Group, Inc.*	56,900	52,917
CT Communications, Inc.	5,670	138,405
Eschelon Telecom, Inc.*	3,300	96,657
Fairpoint Communications, Inc.	8,800	165,088
General Communication, Inc.*	11,548	164,328
Globalstar, Inc.*	4,700	45,449
Golden Telecom, Inc.	5,075	297,446
IDT Corp. (a)	12,735	140,722
Iowa Telecommunications Services, Inc.	9,700	197,007
North Pittsburgh Systems, Inc. (a)	3,623	75,213
PAETEC Holding Corp.*	18,200	189,826
Premiere Global Services, Inc.*	16,775	204,152
Shenandoah Telecommunications Co. (a)	1,161	52,129
SureWest Communications (a)	2,900	73,428
Time Warner Telecom, Inc.*	36,664	751,612
Vonage Holdings Corp.* (a)	8,700	26,709
XO Communications, Inc.* (b)	5,400	0

		3,551,901

Electric Utilities (1.0%)
Allete, Inc.	6,160	298,206
Cleco Corp.	16,232	455,470
Duquesne Light Holdings, Inc.	21,204	422,808
El Paso Electric Co.*	14,231	375,698
Empire District Electric Co.	8,276	204,417
IDACORP, Inc.	12,314	424,217
ITC Holdings Corp.	5,400	227,232
MGE Energy, Inc. (a)	4,123	148,923
Otter Tail Co.	6,640	227,088
Portland General Electric Co.	6,200	179,676
UIL Holdings Corp.	7,113	242,909
UniSource Energy Corp.	9,864	378,876
Westar Energy, Inc.	23,600	642,392

		4,227,912

Electrical Equipment (1.5%)
A.O. Smith Corp.	4,709	179,413
Acuity Brands, Inc.	11,851	700,631
American Superconductor Corp.*	9,036	130,480
Baldor Electric Co.	12,479	491,548
Belden CDT, Inc.	10,452	584,058
Capstone Turbine Corp.*	58,300	58,300
China Bak Battery, Inc.*	3,500	12,530
Encore Wire Corp. (a)	6,546	181,324
Energy Conversion Devices, Inc.* (a)	10,585	374,815
EnerSys*	9,885	161,027
Evergreen Solar, Inc.* (a)	19,210	187,682
Franklin Electric Co., Inc. (a)	5,091	216,826
FuelCell Energy, Inc.*	16,043	112,943
General Cable Corp.*	12,690	728,913
Genlyte Group, Inc.*	6,913	539,283
Graftech International Ltd.*	23,216	231,696
Lamson & Sessions Co.*	4,300	108,704
LSI Industries, Inc.	6,775	106,774
Medis Technologies, Inc.* (a)	4,977	75,999
Plug Power, Inc.* (a)	18,589	58,741
Powell Industries, Inc.*	1,369	43,110

92 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electrical Equipment (continued)
Power-One, Inc.* (a)	13,800	$58,788
Regal-Beloit Corp.	8,636	398,292
Solar First, Inc*	6,340	380,336
Superior Essex, Inc.*	4,945	176,536
Vicor Corp.	3,388	36,319

		6,335,068

Electronic Equipment & Instruments (2.2%)
Acacia Research — Acacia Technologies*	6,700	99,964
Aeroflex, Inc.*	17,314	243,088
Agilysys, Inc.	9,085	191,057
Anixter International, Inc.* (a)	8,985	643,326
Benchmark Electrical Components & Equipment, Inc.*	16,765	355,083
Brightpoint, Inc.*	14,660	194,978
CalAmp Corp.*	7,800	64,974
Checkpoint Systems, Inc.*	8,608	189,290
Cogent Communications Group, Inc.* (a)	9,700	136,188
Cognex Corp.	10,279	221,512
Coherent, Inc.*	8,204	257,523
Color Kinetics, Inc.* (a)	5,100	103,275
CPI International, Inc.*	200	3,876
CTS Corp.	7,037	92,044
Daktronics, Inc. (a)	10,572	240,830
DTS, Inc.*	5,312	118,883
Echelon Corp.* (a)	6,087	78,827
Electro Scientific Industries, Inc.*	8,954	184,452
Excel Technology, Inc.*	4,519	119,076
FLIR Systems, Inc.*	16,100	651,889
Global Imaging Systems, Inc.*	12,758	368,579
I.D. Systems, Inc.* (a)	4,000	50,000
Insight Enterprises, Inc.*	11,362	225,195
Itron, Inc.*	8,384	564,578
Kemet Corp.*	18,406	156,083
L-1 Identity Solutions, Inc.*	15,448	296,910
Littlefuse, Inc.*	6,266	251,329
LoJack Corp.*	6,200	114,080
Maxwell Technologies, Inc.*	5,400	65,610
Measurement Specialties, Inc.*	2,431	49,763
Mercury Computer Systems, Inc.*	4,753	64,498
Methode Electrical Components & Equipment	12,200	183,976
MTS Systems Corp.	5,456	231,934
Multi-Fineline Electronix, Inc.*	1,300	20,839
Newport Corp.*	11,845	185,848
OSI Systems, Inc.* (a)	4,776	126,134
Oyo Geospace Corp.*	1,400	104,734
Park Electrochemical Corp.	5,363	147,751
Paxar Corp.*	9,416	282,574
Photon Dynamics, Inc.*	6,242	75,029
Plexus Corp.*	10,304	215,972
RadiSys Corp.*	5,660	85,806
RAE Systems, Inc.*	4,100	11,316
Rofin-Sinar Technologies, Inc.*	3,842	254,648
Rogers Corp.*	4,753	215,501
SunPower Corp., Class A* (a)	3,545	215,111
Synnex Corp.*	1,600	31,280
Technitrol, Inc.	9,531	255,717
TTM Technologies, Inc.*	10,571	97,042
Universal Display Corp.* (a)	4,500	70,110
X-Rite, Inc.	8,641	108,099
Zygo Corp.*	3,500	56,035

		9,372,216

Energy Equipment & Services (1.7%)
Allis-Chalmers Energy, Inc.*	5,700	110,295
Atwood Oceanics, Inc.*	6,286	395,389
Basic Energy Services, Inc.*	2,200	56,870
Bristow Group, Inc.*	5,000	188,000
Bronco Drilling Co., Inc.* (a)	4,700	84,976
Carbo Ceramics, Inc. (a)	5,799	251,967
Complete Production Services*	5,100	122,757
Dawson Geophysical Co.*	2,600	133,640
Drill-Quip, Inc.*	5,496	277,548
ENGlobal Corp.*	1,200	7,728
Grey Wolf, Inc.*	53,117	380,318
Hanover Compressor Co.*	25,165	544,319
Hercules Offshore, Inc.*	6,400	201,152
Hydril Co.*	4,570	442,467
Input/ Output, Inc.* (a)	18,286	255,821
Lone Star Technologies, Inc.*	8,399	557,778
Lufkin Industries	4,464	277,750
Matrix Service Corp.*	7,000	170,800
Metretek Technologies, Inc.* (a)	2,400	29,640
NATCO Group, Inc. Class A*	3,800	145,160
Newpark Resources, Inc.* (a)	23,984	197,148
Oil States International, Inc.*	11,730	397,999
Parker Drilling Co.*	25,312	274,888
PHI, Inc.*	2,200	58,718
Pioneer Drilling Co.*	9,445	129,491
RPC Energy Services, Inc.	6,751	111,324
Sulphco, Inc.* (a)	4,800	23,088
Superior Well Services, Inc.*	4,500	113,850
T-3 Energy Services, Inc.*	200	5,100

2007 Semiannual Report 93

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Energy Equipment & Services (continued)
Trico Marine Services, Inc.*	4,000	$154,840
Union Drilling, Inc.*	1,300	20,072
Universal Compression Holdings, Inc.*	8,168	543,744
W-H Energy Services, Inc.*	6,945	375,794

		7,040,431

Entertainment (0.1%)
National Cinemedia, Inc.*	11,120	292,345

Food & Staples Retailing (0.9%)
Andersons, Inc. (The)	4,130	191,838
Arden Group, Inc., Class A	168	22,645
Casey’s General Stores, Inc.	13,480	339,022
Central European Distribution Corp.*	9,095	270,576
Great Atlantic & Pacific Tea Co., Inc.*	5,957	191,756
Ingles Markets, Inc., Class A	3,652	131,326
Longs Drug Stores Corp.	9,043	495,014
Nasch-Finch Co. (a)	4,135	161,141
Pantry, Inc.*	6,475	291,310
Pathmark Stores, Inc.*	15,868	200,254
Performance Food Group Co.*	9,451	295,344
PriceSmart, Inc. (a)	600	9,978
Ruddick Corp.	10,689	320,991
Smart & Final, Inc.*	2,404	52,311
Spartan Stores, Inc.	6,300	162,288
Susser Holdings Corp.*	500	7,575
Topps Co., Inc.	12,222	121,120
United Natural Foods, Inc.*	11,972	373,407
Village Super Market, Inc., Class A	1,600	70,496
Weis Markets, Inc.	2,483	106,868
Wild Oats Markets, Inc.*	8,880	160,106

		3,975,366

Food Products (1.0%)
Alico, Inc.	800	46,808
Aurora Foods, Inc.* (b)	100	0
Chiquita Brands Int’l, Inc. (a)	11,775	174,623
Delta & Pine Land Co.	8,528	351,695
Diamond Foods, Inc.	5,100	81,957
Farmer Brothers Co. (a)	600	12,870
Flowers Foods, Inc.	12,263	382,483
Green Mountain Coffee, Inc.* (a)	1,800	110,016
Hain Celestial Group, Inc.*	7,793	234,024
Imperial Sugar Co. (a)	3,500	104,160
J & J Snack Foods Corp.	2,484	96,802
Lancaster Colony Corp.	6,202	261,910
Lance, Inc.	9,016	199,524
Maui Land & Pineapple Co., Inc.* (a)	337	11,411
Peet’s Coffee & Tea, Inc.* (a)	5,082	131,827
Pilgrim’s Pride Corp.	9,700	354,147
Premium Brands, Inc.	4,700	101,896
Ralcorp Holding, Inc.*	7,323	481,927
Reddy Ice Holdings, Inc.	4,715	138,102
Sanderson Farms, Inc.	5,159	203,935
Seaboard Corp.	56	139,608
Tootsie Roll Industries, Inc.	8,284	240,153
Treehouse Foods, Inc.*	7,120	214,597

		4,074,475

Gas Distribution (0.1%)
Piedmont Natural Gas Co., Inc.	18,400	485,576

Gas Utilities (0.7%)
Cascade Natural Gas Corp.	3,499	90,974
EnergySouth, Inc.	1,500	59,085
New Jersey Resources Corp.	8,058	432,715
NICOR, Inc.	12,287	629,586
Northwest Natural Gas Co.	8,216	417,455
South Jersey Industries, Inc.	8,804	345,733
Southwest Gas Corp.	9,486	359,424
The Laclede Group, Inc.	5,200	163,228
WGL Holdings, Inc.	12,795	432,983

		2,931,183

Health Care Equipment & Supplies (2.9%)
Abaxis, Inc.* (a)	6,300	143,829
ABIOMED, Inc.* (a)	6,711	86,035
Align Technology, Inc.*	12,792	289,867
American Medical Systems Holdings, Inc.*	19,616	347,792
Analogic Corp.	4,184	256,479
Angiodynamics, Inc.*	5,800	96,512
Arrow International, Inc.	4,704	149,775
Arthrocare Corp.*	7,607	313,865
Aspect Medical Systems, Inc.*	2,980	45,773
Biosite, Inc.*	4,571	422,817
Candela Corp.*	4,682	54,124
Cerus Corp.*	3,500	26,040
Conceptus, Inc.* (a)	4,600	95,128
CONMED Corp.*	8,429	255,567
Cyberonics, Inc.* (a)	5,839	127,641
Datascope Corp.	3,708	137,381
DexCom, Inc.*	4,700	37,459

94 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (continued)
DJ Orthopedics, Inc.*	4,987	$194,792
ev3, Inc.* (a)	3,000	53,550
Foxhollow Technologies*	4,700	104,763
Greatbatch, Inc.*	4,720	137,022
Haemonetics Corp.*	7,815	373,870
Hansen Medical, Inc.*	3,700	70,263
Healthtronics, Inc.*	6,900	32,085
Hologic, Inc.*	13,895	799,657
I-Flow Corp.* (a)	6,569	101,688
ICU Medical, Inc.* (a)	4,450	185,788
Immucor, Inc.*	17,946	585,578
Integra LifeSciences Holdings* (a)	5,880	267,952
Invacare Corp.	6,949	129,529
Inverness Medical Innovations, Inc.*	9,551	382,518
IRIS International, Inc.*	5,700	77,292
Kensey Nash Corp.*	2,982	76,697
Kyphon, Inc.*	11,082	516,532
LifeCell Corp.* (a)	8,560	251,664
Matria Healthcare, Inc.*	5,256	152,319
Medical Action Industries, Inc.*	4,500	102,510
Mentor Corp.	9,419	366,493
Meridian Bioscience, Inc.	6,450	191,758
Merit Medical Systems, Inc.*	6,932	79,926
Natus Medical, Inc.*	5,100	90,678
Neurometrix, Inc. (a)	4,475	45,287
Northstar Neuroscience, Inc.*	1,400	19,068
Nuvasive, Inc.*	8,300	213,891
NxStage Medical, Inc.* (a)	4,300	57,018
Orasure Technologies, Inc.*	10,573	78,769
Palomar Medical Technologies, Inc.* (a)	4,635	189,757
PolyMedica Corp.	6,953	281,179
Quidel Corp.*	10,000	139,800
Sirona Dental Systems, Inc. (a)	4,100	135,341
SonoSite, Inc.* (a)	5,190	150,406
Spectranetics Corp.* (a)	10,400	107,848
Stereotaxis, Inc.*	6,100	63,501
Steris Corp.	16,190	413,816
Surmodics, Inc.* (a)	4,758	193,318
Symmetry Medical, Inc.*	7,500	127,425
ThermoGenesis Corp.*	14,845	50,473
Thoratec Corp.*	14,967	293,653
Ventana Medical Systems, Inc.*	8,436	409,905
Viasys Healthcare, Inc.*	7,425	237,748
Vital Signs, Inc.	1,030	58,772
Volcano Corp.* (a)	3,100	62,558
West Pharmaceutical Services, Inc.	7,692	382,831
Wright Medical Group, Inc.*	8,152	192,550
Young Innovations, Inc.	200	5,458
Zoll Medical Corp.*	5,612	135,642

		12,257,022

Health Care Providers & Services (1.9%)
Air Methods Corp.* (a)	3,900	107,289
Alliance Imaging, Inc.*	2,000	18,000
Amedisys, Inc.*	7,055	221,174
Amerigroup Corp.*	12,400	348,812
AMN Healthcare Services, Inc.*	9,866	240,237
Amsurg Corp.*	7,678	176,210
Apria Healthcare Group, Inc.*	11,700	371,358
Capital Senior Living Corp.*	2,700	31,347
Centene Corp.*	10,434	217,132
Chemed Corp.	6,245	314,123
CorVel Corp.*	2,650	72,054
Cross Country Healthcare, Inc.*	9,085	178,884
Emeritus Co.*	200	6,590
Five Star Quality Care, Inc.* (a)	5,700	62,757
Genesis HealthCare Corp.*	5,194	332,416
Gentiva Health Services, Inc.*	8,149	152,549
HealthExtras, Inc.*	7,853	243,050
Healthspring, Inc.*	6,800	159,936
Healthways, Inc.*	9,646	409,183
Horizon Health Corp.* (a)	4,775	92,492
Hythiam, Inc.*	8,900	61,855
InVentiv Health, Inc.*	7,800	296,010
Kindred Health Care Products & Services, Inc.*	8,221	287,077
Landauer, Inc.	1,537	72,085
LCA-VISION, Inc. (a)	5,790	243,006
LHC Group, Inc.*	4,100	104,960
Magellan Health Services, Inc.*	10,460	448,734
Medcath Corp.*	2,875	85,445
Molina Health Care Products & Services, Inc.*	2,434	73,555
National Healthcare Corp.	1,000	51,310
Nighthawk Radiology Holdings, Inc.*	2,500	48,525
Odyssey Healthcare, Inc.*	10,023	133,707
Option Care, Inc.	9,554	130,508
Owens & Minor, Inc.	11,192	395,637
Providence Service Corp.* (a)	4,175	100,116
PSS World Medical, Inc.*	18,391	369,659
Psychiatric Solutions, Inc.*	12,944	453,946
Radiation Therapy Services, Inc.* (a)	4,100	120,581
RehabCare Group, Inc.*	4,160	68,141
Res-Care, Inc.*	3,645	65,246

2007 Semiannual Report 95

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Providers & Services (continued)
Sun Healthcare Group, Inc.*	6,600	$82,764
Sunrise Senior Living, Inc.*	10,673	408,669
Symbion, Inc.*	3,440	75,405
Trimeris Inc.*	7,968	61,115
Visicu, Inc.*	600	5,478
Vistacare, Inc.*	2,993	27,566

		8,026,693

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.* (a)	12,594	333,111
Computer Programs & Systems, Inc.	3,460	110,201
Dendrite International, Inc.*	8,105	128,870
Digene Corp.*	4,971	227,920
Eclipsys Corp.*	11,437	214,329
Emageon, Inc.*	7,800	89,778
Gtx, Inc.*	2,700	52,677
Merge Technologies, Inc.*	6,395	32,039
Omicell, Inc.*	8,000	183,520
Phase Forward*	6,600	104,808
TriZetto Group, Inc. (The)*	12,248	238,591
Vital Images, Inc.*	3,765	116,188

		1,832,032

Hotels, Restaurants & Leisure (2.7%)
AFC Enterprises, Inc.* (a)	8,475	161,110
Ambassadors Group, Inc.	6,800	227,936
Ameristar Casinos, Inc.	6,892	209,241
Applebee’s International, Inc.	20,800	565,344
Bally Technologies, Inc.*	12,257	286,814
Bally Total Fitness Holding Corp.*	7,100	6,106
BJ’s Restaurants, Inc.* (a)	2,500	51,475
Bluegreen Corp.* (a)	3,100	34,255
Bob Evans Farms, Inc.	9,659	354,485
Buffalo Wild Wings, Inc.*	2,415	157,651
California Pizza Kitchen, Inc.*	6,280	209,815
CBRL Group, Inc.	8,500	378,930
Century Casinos, Inc.*	5,100	42,738
Chipotle Mexican Grill, Inc.*	6,700	401,464
Churchill Downs, Inc.	1,400	65,366
CKE Restaurants, Inc.	15,997	324,899
Cosi, Inc.*	11,900	61,761
Denny’s Corp.*	27,200	127,568
Domino’s Pizza, Inc.	9,460	305,085
Dover Downs Casinos & Gambling & Entertainment, Inc.	4,143	53,900
Dover Motorsports, Inc.	3,212	18,019
Gaylord Entertainment Co.*	9,836	539,013
Great Wolf Resorts, Inc.*	5,200	65,988
IHOP Corp. (a)	4,160	245,107
Isle of Capri Casinos, Inc.* (a)	4,751	116,114
Jack in the Box, Inc.*	8,980	598,248
Krispy Kreme Doughnuts, Inc.*	12,063	117,373
Landry’s Restaurants, Inc.	3,814	113,276
LIFE TIME FITNESS, Inc.* (a)	8,600	442,040
Lodgian, Inc.* (a)	3,520	48,646
Luby’s, Inc.*	4,200	42,042
Magna Entertainment Corp., Class A*	8,461	25,214
Marcus Corp. (a)	4,134	89,832
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,800	48,186
Monarch Casino & Resort, Inc.*	1,430	38,138
Morgans Hotel Group Co.*	4,600	101,890
Morton’s Restaurant Group, Inc.*	1,900	31,977
MTR Gaming Group, Inc.*	5,300	84,747
Multimedia Games, Inc.*	9,043	101,282
O’Charley’s, Inc.*	6,325	133,521
Papa John’s International, Inc.*	7,324	224,920
PF Chang’s China Bistro, Inc.* (a)	7,385	282,476
Pinnacle Entertainment, Inc.*	16,096	451,976
Progressive Gaming International Corp.*	13,900	60,604
RARE Hospitality International, Inc.*	10,171	296,180
Red Robin Gourmet Burgers* (a)	4,359	172,616
Riviera Holdings Corp.*	2,000	59,860
Ruby Tuesday, Inc. (a)	14,060	376,246
Ruth’s Chris Steak House, Inc.*	6,000	119,100
Shuffle Master, Inc.*	10,265	174,813
Six Flags, Inc.*	21,700	129,332
Sonic Corp.*	19,210	431,072
Speedway Motorsports, Inc.	2,945	114,266
Steak n Shake Co. (The)*	4,772	77,163
Texas Roadhouse, Inc., Class A*	11,075	161,917
Town Sports International Holdings, Inc.*	3,600	82,044
Triarc Cos., Inc.	13,595	221,191
Trump Entertainment Resorts, Inc.*	9,400	152,562
Vail Resorts, Inc.*	7,808	445,212
WMS Industries, Inc.*	6,285	250,520

		11,310,666

Household Durables (0.9%)
American Greetings Corp., Class A	14,300	363,935
Avatar Holdings*	1,192	89,483
Blyth Industries, Inc.	7,120	185,832

96 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Household Durables (continued)
Brookfield Homes Corp. (a)	3,447	$117,060
California Coastal Communities, Inc.*	1,300	24,024
Cavco Industries, Inc.*	2,000	75,120
Champion Enterprises, Inc.* (a)	17,684	181,792
CSS Industries, Inc.	1,405	56,060
Directed Electronics, Inc.*	3,250	32,565
Ethan Allen Interiors, Inc.	7,800	275,340
Furniture Brands International, Inc.	13,835	222,467
Hooker Furniture Corp. (a)	1,175	25,885
Hovnanian Enterprises, Inc.*	13,000	311,870
iRobot Corp.*	1,600	25,360
Kimball International, Inc., Class B	6,848	123,264
La-Z-Boy, Inc. (a)	11,700	136,773
Levitt Corp., Class A	5,282	44,844
Lifetime Brands, Inc. (a)	3,838	83,745
M/ I Homes, Inc.	4,192	124,628
Meritage Corp.* (a)	5,400	187,974
National Presto Industries, Inc. (a)	881	52,058
Orleans Homebuilders, Inc.	300	2,550
Palm Harbor Homes, Inc.*	2,241	33,279
Russ Berrie & Co., Inc.*	2,257	33,923
Sealy Corp. (a)	3,400	57,970
Skyline Corp.	3,018	99,141
Stanley Furniture Co., Inc. (a)	4,184	90,542
Tarragon Realty Investors, Inc.*	1,687	16,887
Technical Olympic USA, Inc. (a)	3,025	13,219
Tupperware Corp.	16,338	459,425
Universal Electronics, Inc.*	4,156	117,615
WCI Communities, Inc.* (a)	9,398	205,252

		3,869,882

Household Products (0.1%) (a)
Spectrum Brands, Inc.*	13,400	93,264
WD-40 Co.	4,627	160,002

		253,266

Independent Power Producers & Energy Traders (0.0%) (a)
Ormat Technologies, Inc.	1,430	52,181

Industrial Conglomerates (0.1%)
Raven Industries, Inc. (a)	3,780	109,204
Sequa Corp., Class A*	1,371	160,681
Standex International Corp.	2,454	67,142
Tredegar Industries, Inc.	7,306	170,741

		507,768

Insurance (2.3%)
21st Century Insurance Group	9,200	191,452
Affirmative Insurance Holdings, Inc.	3,205	52,017
Alfa Corp.	6,324	113,453
American Equity Investment Life Holding Co.	16,685	227,750
American Physicians Capital, Inc.*	3,075	121,586
AmTrust Financial Services, Inc.	4,200	50,274
Argonaut Group, Inc.*	8,980	301,818
Baldwin & Lyons, Inc., Class B	2,281	56,181
Bristol West Holdings, Inc.	2,600	57,616
CNA Surety Corp.*	2,200	45,408
Commerce Group, Inc.	12,900	420,669
Crawford & Co., Class B	4,720	30,255
Darwin Professional Underwriters, Inc.*	2,300	59,708
Delphi Financial Group, Inc., Class A	11,159	476,489
Donegal Group, Inc., Class A	1,288	19,539
eHealth, Inc.* (a)	3,000	66,240
EMC Insurance Group, Inc.	2,070	51,957
Employers Holdings, Inc.*	15,460	306,572
FBL Financial Group, Inc., Class A	2,447	94,797
First Acceptance Corp.*	1,700	17,204
First Mercury Financial Corp.*	4,500	93,150
FPIC Insurance Group, Inc.*	3,250	149,695
Great American Financial Resources, Inc.	1,820	44,572
Harleysville Group, Inc.	3,058	93,391
Hilb, Rogal & Hamilton Co.	9,049	393,179
Horace Mann Educators Corp.	12,759	268,449
Independence Holding Co.	520	11,102
Infinity Property & Casualty Corp.	5,685	264,409
James River Group, Inc. (a)	1,400	43,442
Kansas City Life Insurance Co.	200	9,012
LandAmerica Financial Group, Inc. (a)	5,123	411,633
Meadowbrook Insurance Group, Inc.*	7,600	84,436
Midland Co. (The)	1,946	85,410
National Financial Partners Corp.	10,101	465,353
National Interstate Corp.	3,000	71,880
National Western Life Insurance Co., Class A	469	125,551
Navigators Group, Inc. (The)* (a)	2,592	132,425
Nymagic, Inc.	500	20,475
Odyssey Re Holdings Corp.	4,160	174,304
Ohio Casualty Corp.	17,141	542,341
Phoenix Co., Inc.	29,376	437,702
PMA Capital Corp., Class A* (a)	6,523	61,121

2007 Semiannual Report 97

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (continued)
Presidential Life Corp.	3,881	$73,778
ProAssurance Corp.*	8,417	453,171
RLI Corp.	6,214	346,058
Safety Insurance Group, Inc.	4,705	188,482
SCPIE Holdings, Inc.*	1,400	30,562
Seabright Insurance Holdings*	5,500	102,135
Selective Insurance Group, Inc.	16,668	434,702
State Auto Financial Corp.	2,400	72,120
Stewart Information Services Corp.	5,202	209,225
Tower Group, Inc.	5,100	156,519
U.S.I. Holdings Corp.*	12,930	219,034
United Fire & Casualty Corp.	5,017	184,375
Universal American Financial Corp.*	10,490	194,694
Zenith National Insurance Co.	8,852	409,405

		9,818,277

Internet & Catalog Retail (0.4%)
Audible, Inc.*	4,800	46,128
Blue Nile, Inc.*	3,903	183,675
dELiA*s, Inc.*	7,207	62,052
Drugstore.com, Inc.*	12,730	33,989
FTD Group, Inc.	3,000	53,550
Gaiam, Inc.* (a)	6,000	91,260
GSI Commerce, Inc.*	9,423	208,248
Knot, Inc. (The)*	5,700	121,581
Netflix, Inc.*	12,280	272,248
Overstock.com, Inc.*	3,800	68,210
PetMed Express, Inc.* (a)	6,500	71,695
Priceline.com, Inc.*	6,199	344,913
Stamps.com, Inc.*	6,816	96,174
Systemax, Inc.	3,200	54,496
ValueVision International, Inc., Class A* (a)	6,958	78,695

		1,786,914

Internet Software & Services (2.2%)
Access Integrated Technologies, Inc., Class A*	1,900	11,780
aQuantive, Inc.*	19,899	609,108
Ariba, Inc.*	21,175	186,764
Art Technology Group, Inc.* (a)	24,800	61,504
Authorize.Net Holdings, Inc.*	7,500	132,300
Bankrate, Inc.*	3,055	123,330
Blue Coat Systems, Inc.* (a)	4,195	147,077
CMGI, Inc.*	131,947	277,089
CNET Networks, Inc.*	40,236	339,189
Cybersource Corp.*	6,000	76,260
Dealertrack Holdings, Inc.*	1,800	59,400
Digital River, Inc.*	10,388	608,010
DivX, Inc.* (a)	3,000	60,480
EarthLink, Inc.*	34,085	261,091
ECOLLEGE.COM, Inc.* (a)	4,565	84,544
Equinix, Inc.*	7,460	622,686
Infospace, Inc.*	9,209	236,303
Internap Network Services*	6,650	102,144
Internet Capital Group, Inc.*	7,800	93,366
Interwoven, Inc.*	11,761	179,590
iPass, Inc.* (a)	11,671	62,440
J2 Global Communications, Inc.*	13,080	376,181
Jupitermedia Corp.* (a)	7,800	54,288
Liquidity Services, Inc.*	3,035	63,371
Marchex, Inc., Class B	4,400	56,276
NetRatings, Inc.*	2,346	48,820
NIC, Inc.	5,800	32,944
Omniture, Inc.* (a)	2,600	48,984
Online Resources & Communications Corp.*	8,100	89,424
Openwave Systems, Inc.* (a)	22,914	168,418
Opsware, Inc.* (a)	25,088	201,457
Perficient, Inc.*	5,400	114,480
RealNetworks, Inc. (b) (c)*	25,628	193,491
S1 Corp.*	21,478	139,607
Savvis, Inc.*	8,630	445,049
Smith Micro Software, Inc.* (a)	7,500	119,175
Sohu.com, Inc.*	6,846	173,341
SonicWALL, Inc.*	15,451	126,080
Synchronoss Technologies, Inc.*	3,200	71,808
Terremark Worlwide, Inc.*	7,490	62,167
TheStreet.com, Inc.	6,800	68,680
Travelzoo, Inc.*	1,060	29,426
United Online, Inc.	13,870	200,144
ValueClick, Inc.*	24,034	687,372
Vignette Corp.*	7,231	133,918
WebEx Communications, Inc.*	11,129	631,459
Webmethods, Inc.*	17,660	160,529
Websense, Inc.*	10,650	263,162
WebSideStory, Inc.* (a)	5,700	63,612

		9,158,118

IT Services (1.5%)
Bearingpoint, Inc.*	44,615	327,474
BISYS Group, Inc. (The)*	29,700	343,629
CACI International, Inc., Class A*	8,500	388,705
Cass Information Systems, Inc.	500	16,390
Ciber, Inc.*	10,654	86,830
Covansys Corp.*	6,992	233,533

98 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

IT Services (continued)
CSG Systems International, Inc.*	13,887	$371,894
eFunds Corp.*	10,893	303,915
Euronet Worldwide, Inc.*	9,338	260,063
Exlservice Holdings, Inc.*	400	8,320
Forrester Research, Inc.*	3,981	102,630
Gartner, Inc. *	13,326	336,215
Gevity HR, Inc.	7,853	146,458
Global Cash Access, Inc.*	6,700	104,989
Heartland Payment Systems, Inc.	2,200	54,846
iGATE Corp.*	2,500	17,225
Infocrossing, Inc.*	6,335	101,297
infoUSA, Inc.	6,700	62,913
Keane, Inc.*	9,232	129,433
Lionbridge Technologies, Inc.*	11,400	57,912
ManTech International Corp.*	3,596	110,325
Maximus, Inc.	6,122	213,903
MPS Group, Inc.*	24,826	339,868
Ness Technologies, Inc.*	8,375	111,723
Perot Systems Corp., Class A*	20,448	366,019
RightNow Technologies, Inc.* (a)	4,600	68,356
Safeguard Scientifics, Inc.*	22,600	68,026
Sapient Corp.*	17,962	129,865
SI International, Inc.*	4,428	117,165
SRA International, Inc.*	8,800	214,984
StarTek, Inc.	5,762	55,373
Sykes Enterprises, Inc.*	8,567	158,147
Syntel, Inc.	2,940	103,076
TALX Corp.	8,720	300,753
TNS, Inc.*	6,800	82,552
Tyler Technologies, Inc.*	7,300	87,235
Wright Express Corp.*	9,575	301,708

		6,283,749

Leisure Equipment & Products (0.6%)
Arctic Cat, Inc.	4,778	85,049
Callaway Golf Co.	21,469	385,583
JAKKS Pacific, Inc.*	6,637	159,487
K2, Inc.*	9,930	149,844
Leapfrog Enterprises, Inc.* (a)	6,240	68,390
Marine Products Corp.	1,026	9,039
Marvel Entertainment, Inc.*	11,250	332,213
Nautilus Group, Inc. (The)	9,430	130,228
Oakley, Inc.	5,423	130,857
Polaris Industries, Inc. (a)	10,700	540,671
RC2 Corp.*	5,665	225,807
Smith & Wesson Holding Corp.* (a)	6,800	93,296
Steinway Musical Instruments, Inc.	1,400	44,240

		2,354,704

Life Sciences Tools & Services (0.7%)
Advanced Magnetics, Inc.* (a)	2,000	131,600
Affymetrix, Inc.*	18,700	491,249
Albany Molecular Research*	5,385	51,750
Bruker Bioscience Corp.*	9,013	103,740
Dionex Corp.*	4,545	313,605
Diversa Corp.*	11,233	81,664
Enzo Biochem, Inc.*	6,564	110,341
Eresearch Technology, Inc.* (a)	11,189	97,009
Illumina, Inc.*	14,380	469,219
Kendle International, Inc.*	3,600	122,688
Luminex Corp.* (a)	6,860	95,011
PAREXEL International Corp.*	7,951	312,315
Pharmanet Development Group, Inc.*	5,025	137,132
PRA International*	5,900	134,048
Varian, Inc.*	8,669	502,455

		3,153,826

Machinery (2.1%)
3D Systems Corp.*	2,700	51,975
A.S.V., Inc.* (a)	4,862	73,805
Accuride Corp.*	4,700	68,667
Actuant Corp.	6,230	330,190
Albany International Corp., Class A	7,467	285,986
American Railcar Industries, Inc. (a)	1,100	35,046
American Science & Engineering, Inc.* (a)	2,330	109,510
Ampco-Pittsburgh Corp.	2,000	72,040
Astec Industries, Inc.*	3,659	148,921
Badger Meter, Inc.	2,500	60,000
Barnes Group, Inc.	10,014	243,340
Basin Water, Inc.* (a)	3,100	20,460
Briggs & Stratton Corp. (a)	13,380	396,985
Bucyrus International, Inc., Class A	8,621	540,882
Cascade Corp.	2,646	163,973
Chart Industries, Inc.*	1,400	26,390
Circor Int’l, Inc.	3,085	112,294
Clarcor, Inc.	12,194	384,599
Columbus McKinnon Corp.*	3,600	89,136
Commercial Vehicle Group, Inc.*	3,900	76,674
Dynamic Materials Corp.*	3,430	113,327
Enpro Industries, Inc.*	4,700	177,002
ESCO Technologies, Inc.*	7,353	335,003
Federal Signal Corp.	9,943	157,000
Flanders Corp.* (a)	5,955	40,673
Freightcar America, Inc. (a)	3,530	175,653
Gehl Co.*	3,595	105,226
Gorman-Rupp	3,418	109,615

2007 Semiannual Report 99

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Machinery (continued)
Greenbrier Cos., Inc. (a)	4,090	$93,825
Kadant, Inc.*	4,103	112,627
Kaydon Corp.	8,448	401,533
Lindsay Manufacturing Co. (a)	4,128	126,110
Middleby Corp.*	1,935	265,637
Miller Industries, Inc.*	1,200	27,960
Mueller Industries, Inc.	10,325	338,660
Mueller Water Products, Inc., Class A	29,670	427,248
NACCO Industries, Inc., Class A	1,122	178,824
Nordson Corp.	8,497	389,418
Rbc Bearings, Inc.*	5,200	197,652
Robbins & Myers, Inc.	4,023	154,604
Tecumseh Products Co.*	7,801	79,258
Tennant Co.	3,324	106,434
Titan International, Inc.	5,200	146,536
TurboChef Technologies, Inc.*	2,500	34,050
Valmont Industries, Inc.	4,115	258,751
Wabash National Corp.	6,840	106,430
Wabtec Corp.	11,478	426,408
Watts Industries, Inc.	8,230	333,315

		8,709,652

Manufacturing (0.2%)
Blount International, Inc.*	8,100	110,403
Darling International, Inc.*	16,900	129,623
Gerber Scientific, Inc.*	6,500	65,065
Ii-Vi Inc*	4,984	135,017
L.B. Foster Co.*	3,000	68,940
Woodward Governor Co.	6,750	333,112

		842,160

Marine (0.1%)
American Commercial Lines, Inc.*	14,600	430,262

Media (1.8%)
Arbitron, Inc.	6,953	342,644
Belo Corp., Class A	25,800	497,166
Carmike Cinemas, Inc.	4,215	105,291
Catalina Marketing Corp.	11,983	379,861
Charter Communications, Inc.*	95,020	286,960
Citadel Broadcasting Co. (a)	7,300	67,014
CKX, Inc.*	11,100	115,773
Courier Corp.	1,450	57,710
Cox Radio, Inc.*	11,690	165,063
Cross Media Marketing Corp.* (b)	100	0
Crown Media Holdings, Inc.*	3,058	17,492
Cumulus Media, Inc.* (a)	12,794	120,136
Emmis Communications Corp.	11,047	110,359
Entercom Communications Corp.	9,700	269,078
Entravision Communications Corp.*	14,373	140,999
Fisher Companies, Inc.*	1,200	58,224
GateHouse Media, Inc.	4,110	83,803
Gemstar-TV Guide International, Inc.*	68,800	305,472
Gray Television, Inc.	12,158	129,726
Harris Interactive, Inc.*	17,700	106,554
Interactive Data Corp.	7,800	223,314
Journal Communications, Inc.	10,720	144,613
Journal Register Co.	9,061	53,188
Lakes Entertainment, Inc.* (a)	8,400	103,992
Lee Enterprises, Inc.	12,600	329,868
Lin TV Corp., Class A*	8,000	127,680
Live Nation, Inc.*	15,400	312,466
LodgeNet Entertainment Corp.*	5,189	176,841
Martha Stewart Living Omnimedia, Inc.	7,108	135,123
Media General, Inc.	6,500	238,810
Mediacom Communications Corp.*	18,041	155,694
Morningstar, Inc.*	3,000	156,210
Outdoor Channel Holdings, Inc.* (a)	1,200	12,360
Playboy Enterprises, Inc.* (a)	8,534	83,548
PRIMEDIA, Inc.*	44,300	110,750
Private Media Group, Inc.*	1,400	3,136
Radio One, Inc.*	19,460	137,388
RCN Corp.*	6,030	162,931
Salem Communications Corp., Class A	1,800	20,736
Scholastic Corp.*	10,322	318,640
Sinclair Broadcast Group, Inc.	13,735	224,292
Spanish Broadcasting System, Inc.* (a)	12,479	42,553
Sun-Times Media Group, Inc. (a)	21,974	134,041
TiVo, Inc.*	23,879	153,064
Valassis Communications, Inc.*	13,300	254,828
Value Line, Inc.	100	4,718
Westwood One, Inc.	18,700	127,347
World Wrestling Federation Entertainment, Inc.	7,669	130,450

		7,437,906

Metals & Mining (1.7%)
A. M. Castle & Co.	1,500	50,850
AK Steel Holding Corp.*	27,540	840,521
AMCOL International Corp.	5,750	138,172
Brush Engineered Materials, Inc.*	5,036	241,829

100 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Metals & Mining (continued)
Century Aluminum Co.*	6,227	$294,599
Chaparral Steel	11,466	808,353
Cleveland Cliffs, Inc.	10,238	709,391
Coeur d’Alene Mines Corp.* (a)	78,255	320,063
Compass Minerals International, Inc.	9,460	324,856
Gibraltar Industries, Inc.	7,378	164,529
Hecla Mining Co.*	33,338	293,708
Metal Management, Inc.	7,290	350,430
NN, Inc.	6,285	74,980
Olympic Steel, Inc.	2,800	93,184
Quanex Corp.	9,075	390,497
Royal Gold, Inc.	6,275	184,046
RTI International Metals, Inc.*	5,810	547,709
Ryerson, Inc. (a)	7,309	300,692
Schnitzer Steel Industries, Inc.	6,579	341,516
Steel Technologies, Inc.	4,105	122,904
Stillwater Metals & Mining & Mining Co.*	9,035	139,139
Wheeling-Pittsburgh Corp.*	3,540	85,456
Worthington Industries, Inc.	19,275	428,869

		7,246,293

Multi-Utilities (0.5%)
Aquila, Inc.*	88,785	366,682
Avista Corp.	13,876	327,335
Black Hills Corp.	9,380	373,418
CH Energy Group, Inc.	3,263	156,558
Northwestern Corp.	8,200	288,148
PNM, Inc.	20,900	680,295

		2,192,436

Multiline Retail (0.4%)
99 Cents Only Stores*	13,316	190,419
Big Lots, Inc.*	28,400	914,480
Bon-Ton Stores, Inc.	2,260	112,254
Conn’s, Inc.* (a)	1,700	44,115
Fred’s, Inc.	12,560	181,367
Retail Ventures, Inc.*	5,105	104,040
Tuesday Morning Corp.	8,442	117,850

		1,664,525

Oil, Gas & Consumable Fuels (2.7%)
Alon USA Energy, Inc.	4,100	153,340
Alpha Natural Resources, Inc.*	12,200	211,914
Arena Resources, Inc.* (a)	3,500	164,325
Atlas America, Inc.*	4,110	245,326
ATP Oil & Gas Corp.* (a)	5,700	247,722
Aurora Oil & Gas Corp.*	13,700	36,031
Aventine Renewable Energy Holdings, Inc.*	9,210	176,924
Berry Petroleum Co.	8,580	292,235
Bill Barrett Corp.*	6,300	232,470
Bois d’Arc Energy, Inc.*	1,900	28,443
Brigham Exploration Co.*	15,502	93,942
Callon Petroleum Corp.*	3,100	42,780
Carrizo Oil & Gas, Inc.* (a)	6,840	252,054
Clayton Williams Energy, Inc.*	1,300	34,918
Comstock Resources, Inc.*	11,531	326,904
Crosstex Energy, Inc.	9,700	291,485
Delek US Holdings, Inc.	900	17,163
Delta Petroleum Corp.*	15,880	344,437
Edge Petroleum Corp.*	9,536	130,929
Encore Acquisition Co.*	15,175	405,324
Energy Partners Ltd.*	11,815	197,429
Evergreen Energy, Inc.*	14,960	90,209
EXCO Resources, Inc.*	11,500	193,085
Exploration Co. of Delaware*	10,300	106,811
Gasco Energy, Inc.*	23,900	43,020
Geoglobal Resources, Inc.* (a)	4,600	26,220
Giant Industries, Inc.*	3,360	251,899
GMX Resources, Inc.*	2,500	83,750
Goodrich Petroleum Corp.*	4,195	147,370
Gulf Island Fabrication, Inc.	4,487	134,745
Gulfport Energy Corp.*	2,000	29,540
Harvest Natural Resources, Inc.*	10,265	103,163
Hornbeck Offshore Services, Inc.*	7,410	234,378
Houston Exploration Co.*	7,403	409,904
International Coal Group, Inc*	25,900	144,781
James River Coal Co.* (a)	7,100	64,326
Mariner Energy, Inc.*	18,000	405,900
Markwest Hydrocarbon, Inc.	1,300	77,792
McMoRan Exploration Co.*	8,307	107,077
Meridian Resource Corp. (The)*	17,100	44,631
NGP Capital Resources Co.	7,063	110,465
Pacific Ethanol, Inc.* (a)	8,200	121,360
Parallel Petroleum Corp.*	10,965	253,401
Penn Virginia Corp.	5,390	431,470
Petrohawk Energy Corp.*	39,519	571,050
Petroleum Development Corp.*	4,156	216,112
Petroquest Energy, Inc.*	10,300	117,626
Quest Resource Corp.*	6,600	63,360
Rentech, Inc.* (a)	28,400	68,160
Rossetta Resources, Inc.* (a)	11,505	247,473
Star Maritime Acquisition Corp.*	1,600	17,344
Stone Energy Corp.*	5,759	170,639

2007 Semiannual Report 101

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Swift Energy Co.*	6,820	$277,233
Syntroleum Corp.*	14,808	46,349
Toreador Resources Corp.*	3,200	51,264
Transmeridian Exploration, Inc.* (a)	11,700	31,941
USEC, Inc.*	20,713	417,781
Vaalco Energy, Inc.*	14,500	78,300
Venoco, Inc.*	1,300	24,726
Verasun Energy Corp.*	6,090	121,374
Warren Resources, Inc.* (a)	16,240	214,531
Western Refining, Inc.	6,800	269,416
Westmoreland Coal Co.*	700	16,492
Whiting Petroleum Corp.*	8,755	385,395
World Fuel Services Corp.	7,120	329,015

		11,276,973

Other Financial (0.0%) (a)
Pinnacle Financial Partners, Inc.*	2,700	79,029

Paper & Forest Products (0.3%)
Bowater, Inc.	15,920	348,489
Buckeye Technologies, Inc.*	7,690	97,432
Deltic Timber Corp.	1,956	97,702
Glatfelter Co.	9,010	134,700
Mercer International, Inc.*	9,120	111,811
Neenah Paper, Inc.	4,700	179,540
Schweitzer-Mauduit Int’l, Inc.	2,942	80,758
Wausau-Mosinee Paper Corp.	8,747	117,735

		1,168,167

Personal Products (0.5%)
American Oriental Bioengineering, Inc.*	12,300	122,385
Chattem, Inc.*	4,926	281,472
Elizabeth Arden, Inc.*	7,807	175,736
Inter Parfums, Inc.	1,000	23,020
Mannatech, Inc. (a)	5,100	78,846
Medifast, Inc.*	3,100	22,630
NBTY, Inc.*	14,360	709,528
Nu Skin Enterprises, Inc.	12,698	220,056
Parlux Fragrances, Inc.* (a)	5,950	27,132
Physicians Formula Holdings, Inc.*	3,400	71,468
Playtex Products, Inc.*	11,900	181,118
Prestige Brands Holdings, Inc.*	6,100	79,361
Revlon Co., Inc.*	54,907	70,830
USANA Health Sciences, Inc.*	2,910	115,934

		2,179,516

Pharmaceuticals (1.3%)
Adams Respiratory Therapeutics, Inc.*	8,400	315,084
Adolor Corp.*	13,462	48,194
Akorn, Inc.*	9,700	70,228
Alpharma, Inc., Class A	10,748	261,177
Atherogenics, Inc.* (a)	11,204	37,533
Auxilium Pharmaceuticals, Inc.*	4,900	72,814
AVANIR Pharmaceuticals*	14,850	53,015
Bentley Pharmaceuticals, Inc.* (a)	3,849	36,758
Bradley Pharmaceutical*	4,200	82,446
Cadence Pharmaceuticals, Inc.*	200	3,244
Caraco Pharmaceutical Laboratories Ltd.*	900	12,852
Combinatorx Inc*	3,900	23,829
Cypress Bioscience, Inc.*	8,720	79,439
Depomed, Inc.* (a)	12,000	41,280
Durect Corp.*	14,200	63,474
Emisphere Technologies, Inc.*	7,000	22,820
Hi-Tech Pharmacal Co., Inc.*	3,900	51,636
K-V Pharmaceutical Co.*	9,523	247,693
Medicis Pharmaceutical Corp.	14,460	439,584
MGI Pharma, Inc.*	20,960	461,539
Nastech Pharmaceutical Co., Inc.* (a)	8,800	116,072
Noven Pharmaceuticals, Inc.* (a)	7,300	170,893
Pain Therapeutics, Inc.*	12,310	95,649
Par Pharmaceutical Cos., Inc.*	9,895	266,472
Penwest Pharmaceuticals Co.* (a)	7,340	87,933
Perrigo Co.	22,511	427,709
Pozen, Inc.* (a)	7,105	103,520
Salix Pharmaceuticals, Inc.*	10,970	142,829
Santarus, Inc.*	12,800	97,792
Sciele Pharma, Inc.* (a)	8,235	203,569
Somaxon Pharmaceuticals, Inc.*	1,900	34,694
SuperGen, Inc.*	16,634	105,293
The Medicines Co.*	13,479	307,052
Valeant Pharmaceuticals International	22,600	407,252
Viropharma, Inc.*	16,100	242,788
Xenport, Inc.* (a)	4,900	210,063

		5,444,219

Real Estate Investment Trusts (REITs) (6.1%)
Acadia Realty Trust	9,399	252,645
Agree Realty Corp.	2,300	77,970
Alexander’s, Inc.*	500	192,000
Alexandria Real Estate Equities, Inc.	7,836	829,441

102 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (continued)
American Campus Communities, Inc.	6,650	$203,623
American Financial Realty Trust	30,300	321,180
American Home Mortgage Investment Corp.	12,280	304,298
Anthracite Capital, Inc.	14,651	169,952
Anworth Mortgage Asset Corp.	9,000	86,400
Arbor Realty Trust, Inc.	4,130	127,163
Ashford Hospitality Trust	24,710	296,520
Biomed Realty Trust, Inc.	15,503	445,091
Capital Lease Funding, Inc. (a)	8,500	94,945
Capital Trust, Inc., Class A	3,468	164,279
CBRE Realty Finance, Inc.	4,800	62,160
Cedarshopping Centers, Inc.	12,500	199,625
Corporate Office Properties Trust	8,680	408,915
Cousins Properties, Inc.	10,602	355,909
Crescent Real Estate Equities Co.	22,600	463,526
Crystal River Capital, Inc.	3,300	86,691
DCT Industrial Trust, Inc.	45,470	510,628
Deerfield Triarc Capital Corp.	14,500	234,755
Diamondrock Hospitality Co.	24,160	441,886
Digital Reality Trust, Inc.	6,910	279,510
EastGroup Properties, Inc.	5,310	266,084
Education Realty Trust, Inc.	6,900	98,256
Entertainment Properties Trust	6,214	375,450
Equity Inns, Inc.	11,536	197,266
Equity Lifestyle Properties, Inc.	5,336	289,585
Equity One, Inc.	8,225	229,724
Extra Space Storage, Inc.	13,040	243,978
Felcor Lodging Trust, Inc.	14,600	372,738
Fieldstone Investment Co.	19,250	71,803
First Industrial Realty Trust	12,602	551,842
First Potomac Realty Trust	7,500	193,575
Franklin Street Properties Corp.	12,800	231,040
Friedman, Billings, Ramsey Group, Inc.	33,000	183,150
Getty Realty Corp.	3,035	86,983
Glimcher Realty Trust	10,578	285,712
GMH Communities Trust	9,870	99,095
Gramercy Capital Corp.	3,500	113,365
Health Care Products & Services Realty Trust, Inc.	13,700	466,622
Hersha Hospitality Trust	9,200	109,296
Highland Hospitality Corp.	17,410	331,661
Highwood Properties, Inc.	14,464	589,842
Home Properties of New York, Inc.	9,690	539,733
HomeBanc Corp.	22,647	63,412
Impac Mortgage Holdings (a)	26,828	148,895
Inland Real Estate Corp.	15,670	285,037
InnKeepers USA Trust	11,061	194,342
Investors Real Estate Trust	9,097	95,973
JER Investors Trust, Inc.	4,500	79,245
Kite Realty Group Trust	5,369	107,380
KKR Financial Corp.	22,700	606,317
Lasalle Hotel Properties	11,486	533,295
Lexington Corporate Properties Trust	19,495	407,251
LTC Properties, Inc.	4,440	111,311
Luminent Mortgage Capital, Inc.	10,257	84,723
Maguire Properties, Inc.	10,410	375,072
Medical Properties Trust, Inc.	12,910	183,838
MFA Mortgage Investments, Inc.	15,474	112,960
Mid-America Apartment Communities, Inc.	6,592	355,638
National Health Investors, Inc.	4,737	160,679
National Retail Properties, Inc.	16,640	398,528
Nationwide Health Properties, Inc.	22,274	714,104
Newcastle Investment Corp.	10,997	321,222
Northstar Realty Finance Corp.	13,220	195,656
Novastar Financial, Inc. (a)	13,967	102,797
Omega Health Care Products & Services Investors, Inc.	12,600	211,680
Parkway Properties, Inc.	4,282	226,946
Pennsylvania Real Estate Investment Trust	10,367	481,651
Post Properties, Inc.	11,976	561,315
Potlatch Corp.	9,241	400,967
PS Business Parks, Inc.	4,045	278,701
RAIT Financial Trust	17,543	493,835
Ramco-Gershenson Properties Trust	4,339	160,543
Realty Income (a)	24,400	680,760
Redwood Trust, Inc.	4,720	236,991
Republic Property Trust	7,955	89,653
Resource Capital Corp.	3,300	53,790
Saul Centers, Inc.	2,345	121,752
Senior Housing Properties Trust	18,697	426,853
Sovran Self Storage, Inc.	4,501	248,725
Spirit Finance Corp.	25,510	367,089
Strategic Hotel Capital, Inc.	17,532	379,568
Sun Communities, Inc.	6,010	178,858
Sunstone Hotel Investors, Inc.	16,450	469,154
Tanger Factory Outlet Centers, Inc. (a)	6,897	279,604
U-Store-It Trust	11,210	206,376
Universal Health Realty Income Trust	2,573	90,621

2007 Semiannual Report 103

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (continued)
Urstadt Biddle Properties	3,780	$68,569
Washington Real Estate Investment Trust	12,784	484,002
Winston Hotels, Inc.	5,045	74,767
Winthrop Realty Trust	4,200	27,846

		25,474,203

Real Estate Management & Development (0.1%)
Affordable Residential Communities*	7,862	92,221
Consolidated Tomoka Land Co. (a)	1,080	81,054
Housevalues, Inc.*	5,900	28,674
Meruelo Maddux Properties, Inc.*	11,770	95,455
Move, Inc.*	22,639	105,045
Tejon Ranch Co.* (a)	2,243	111,746

		514,195

Road & Rail (0.7%)
AMERCO*	2,304	161,188
Arkansas Best Corp.	7,625	300,425
Celadon Group, Inc.*	7,800	128,388
Dollar Thrifty Automotive Group, Inc.*	6,900	323,472
Florida East Coast Industries, Inc.	8,860	624,719
Genesee & Wyoming, Inc.*	7,880	214,257
Heartland Express, Inc.	13,146	226,506
Knight Transportation, Inc.	12,420	241,817
Marten Transport Ltd.* (a)	2,245	40,522
Old Dominion Freight Line, Inc.*	7,879	232,903
P.A.M. Transportation Services, Inc.*	700	13,349
Patriot Transportation Holding, Inc.*	100	8,818
Quality Distribution, Inc.*	500	4,525
Saia, Inc.*	4,455	124,918
U.S. Xpress Enterprises, Inc.*	3,000	42,960
Universal Truckload Services, Inc.*	900	20,979
USA Truck, Inc.*	2,500	38,900
Werner Enterprises, Inc. (a)	15,562	294,278

		3,042,924

Semiconductors & Semiconductor Equipment (3.1%)
Actel Corp.*	6,809	99,684
Advanced Analogic Technologies, Inc.*	13,600	110,296
Advanced Energy Industries, Inc.*	8,145	199,552
Amis Holdings, Inc.*	8,175	94,830
Amkor Technology, Inc.*	25,100	351,149
Anadigics, Inc.* (a)	13,400	143,916
Applied Micro Circuits Corp.*	79,070	222,187
Asyst Technologies, Inc.*	10,509	75,139
Atheros Communications* (a)	12,165	325,900
ATMI, Inc.*	9,457	292,505
Axcelis Technologies, Inc.*	28,533	218,277
Brooks Automation, Inc.*	17,678	308,835
Cabot Microelectronics Corp.* (a)	5,832	187,440
Cirrus Logic, Inc.*	25,397	210,287
Cohu, Inc. (a)	6,245	128,522
Conexant Systems, Inc.*	110,940	171,957
Credence Systems Corp.*	30,322	112,495
Cymer, Inc.*	9,838	398,537
Diodes, Inc.*	6,060	223,735
DSP Group, Inc.*	6,848	126,483
Eagle Test Systems, Inc.*	2,600	44,902
EMCORE Corp.* (a)	15,400	76,230
Entegris, Inc.*	32,454	380,361
Exar Corp.*	10,664	143,751
FormFactor, Inc.*	12,337	509,395
Genesis Microchip, Inc.*	11,504	98,704
Hittite Microwave Corp.*	2,500	112,950
Ikanos Communications*	9,400	72,662
Intevac*	5,800	140,998
Kopin Corp.*	13,407	45,450
Kulicke & Soffa Industries, Inc.*	16,468	164,351
Lattice Semiconductor Corp.*	28,475	155,473
LTX Corp.*	14,973	89,239
Lxys Corp.*	4,702	43,070
Mattson Technology, Inc.*	12,774	129,145
Micrel, Inc.*	15,058	188,978
Microsemi*	21,008	485,495
Microtune, Inc.*	9,350	40,298
Mindspeed Technologies, Inc.*	34,900	78,525
MIPS Technologies, Inc.*	13,374	114,749
MKS Instruments, Inc.*	10,623	286,290
Monolithic Power System, Inc.*	3,600	49,104
Mosys, Inc.* (a)	3,000	26,070
Netlogic Microsystems, Inc.*	4,800	147,648
Nextest Systems Corp.*	400	5,460
OmniVision Technologies, Inc.*	14,428	195,067
On Semiconductor Corp.*	40,713	436,036
PDF Solutions, Inc.* (a)	3,200	35,936
Pericom Semiconductor Corp.*	6,000	60,060
Photronics, Inc.*	8,392	126,300
PLX Technology, Inc.* (a)	4,500	47,250
RF Micro Devices, Inc.*	53,356	333,475
Rudolph Technologies, Inc.*	6,587	113,757
Semitool, Inc.* (a)	3,618	37,555
Semtech Corp.*	21,535	310,535

104 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)
Sigma Designs, Inc.*	6,600	$154,638
Silicon Image, Inc.*	18,906	165,617
Silicon Storage Technology, Inc.*	28,384	116,942
SiRF Technology Holdings, Inc.*	12,675	307,495
Skyworks Solutions, Inc.*	39,237	270,343
Standard Microsystems Corp.*	5,661	181,492
Supertex, Inc.*	4,080	133,620
Techwell, Inc.*	200	2,854
Tessera Technologies, Inc.*	11,828	506,120
Transmeta Corp.*	29,400	14,762
Transwitch Corp.*	22,500	33,075
Trident Microsystems, Inc.*	14,173	300,893
TriQuint Semiconductor, Inc.*	38,339	198,213
Ultratech Stepper, Inc.* (a)	7,450	103,182
Varian Semiconductor Equipment Associates., Inc.*	15,164	1,006,283
Veeco Instruments, Inc.*	6,842	125,072
Virage Logic Corp.* (a)	1,100	7,821
Volterra Semiconductor Corp.*	4,600	72,726
Zoran Corp.*	11,459	227,576

		13,255,719

Service Companies (0.1%)
24/7 Real Media, Inc.*	16,100	160,195
Heidrick & Struggles International, Inc.*	5,355	252,649

		412,844

Software (3.0%)
Actuate Corp.*	9,900	56,232
Advent Software, Inc.*	4,693	157,497
Agile Software*	11,496	82,656
Ansoft Corp.*	3,700	119,473
Ansys, Inc.*	9,336	478,003
Aspen Technology, Inc.*	23,619	320,746
Blabkbaud, Inc.	12,294	271,452
Blackboard, Inc.*	6,300	216,153
Borland Software Corp.* (a)	25,246	140,620
Bottomline Technologies, Inc.*	7,000	86,940
Chordiant Software Inc.*	6,240	82,555
Commvault Systems, Inc.*	2,000	33,920
Concur Technologies, Inc.* (a)	9,300	165,261
Convera Corp., Class A*	3,600	11,700
Epicor Software Corp.*	12,589	182,541
EPIQ Systems, Inc.* (a)	5,117	120,915
eSPEED, Inc.*	4,911	45,476
Falconstor Software, Inc.*	11,999	138,229
Henry (Jack) & Associates, Inc.	19,135	454,456
I2 Technologies, Inc.*	4,200	106,932
Informatica Corp.*	24,453	359,948
Innerworkings, Inc.* (a)	4,900	60,123
InterVoice-Brite, Inc.*	9,956	63,320
JDA Software Group, Inc.*	5,929	105,536
Kronos, Inc.*	8,797	480,052
Lawson Software, Inc.* (a)	35,840	318,976
Macrovision Corp.*	14,852	360,458
Magma Design Automation, Inc.*	7,298	100,202
Mentor Graphics Corp.*	20,700	334,926
MICROS Systems, Inc.*	10,734	588,223
MicroStrategy, Inc.*	2,486	282,807
Midway Games, Inc.* (a)	7,137	49,245
Net 1 UEPS Technologies, Inc.* (a)	12,200	307,196
Netscout Systems, Inc.*	4,000	32,920
Nuance Communications, Inc.* (a)	33,132	510,564
Opnet Technologies, Inc.*	3,700	41,625
Parametric Technology Corp.*	30,695	545,450
Pegasystems, Inc.	900	8,568
Progress Software Corp.*	12,135	365,628
QAD, Inc.	1,400	13,314
Quality Systems, Inc.	4,754	192,395
Quest Software, Inc.*	18,862	320,843
Radiant Systems, Inc.*	8,335	112,189
Renaissance Learning, Inc. (a)	765	9,333
Secure Computing Corp.*	15,891	128,717
Sonic Solutions* (a)	5,100	66,453
SPSS, Inc.*	5,773	211,638
Sybase, Inc.*	22,000	532,180
Take-Two Interactive Software, Inc.* (a)	19,800	379,566
THQ, Inc.*	17,041	568,658
Tibco Software, Inc.*	58,160	530,419
Transaction Systems Architects, Inc.*	10,996	348,903
Ultimate Software Group, Inc. (The)* (a)	7,500	207,000
VA Software Corp.*	12,200	44,286
Vasco Data Security International, Inc.*	7,900	168,981
Wind River Systems, Inc.*	17,546	172,477
Witness Systems, Inc.*	9,000	245,340

		12,440,216

Specialty Retail (2.9%)
A.C. Moore Arts & Crafts, Inc.*	5,180	106,345
Aaron Rents, Inc.	10,101	286,565
Aeropostale, Inc.*	14,466	595,276

2007 Semiannual Report 105

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Specialty Retail (continued)
America’s Car-Mart, Inc.* (a)	3,186	$40,845
Asbury Automotive Group, Inc.	4,760	136,945
Bebe Stores, Inc.	6,300	110,250
Big 5 Sporting Goods Corp.	6,000	153,600
Blockbuster, Inc.*	53,280	330,336
Books-A-Million, Inc.	4,200	70,056
Borders Group, Inc. (a)	16,500	348,315
Build-A-Bear-Workshop, Inc.* (a)	2,800	77,140
Cabela’s, Inc.*	6,805	161,415
Cache, Inc.*	4,200	72,492
Casual Male Retail Group, Inc.*	10,706	123,226
Cato Corp.	6,991	151,075
Charlotte Russe Holding, Inc.*	5,036	137,634
Charming Shoppes*	31,310	391,375
Children’s Place Retail Store, Inc. (The)*	6,211	328,376
Christopher & Banking Corp.	9,839	170,313
Citi Trends, Inc.*	1,200	47,556
Cost Plus, Inc.* (a)	8,185	79,804
CSK Auto Corp.*	9,400	157,544
Deb Shops, Inc.	100	2,752
Dress Barn, Inc.*	13,429	267,371
DSW Inc., Class A*	4,565	176,939
Finish Line, Inc., Class A (The)	12,374	163,213
Genesco, Inc.*	6,920	350,706
Group 1 Automotive, Inc.	6,463	264,983
Guess?, Inc.	11,430	450,342
Guitar Center, Inc.*	8,455	391,466
Gymboree*	9,002	343,696
Haverty Furniture Co., Inc. (a)	5,975	76,241
Hibbett Sports, Inc.*	8,959	261,155
Hot Topic, Inc.*	10,538	118,974
J Crew Group, Inc.*	5,690	230,388
Jos. A. Bank Clothiers, Inc.*	5,255	203,053
Lithia Motors, Inc., Class A (a)	4,673	125,937
MarineMax, Inc.*	5,200	103,116
Men’s Wearhouse, Inc.	11,600	501,932
Monro Muffler, Inc.	3,550	124,250
New York & Co., Inc.*	3,800	53,086
Pacific Sunwear of California, Inc.*	20,460	428,228
Payless ShoeSource, Inc.*	16,514	526,797
Pep Boys — Manny, Moe & Jack (The) (a)	16,083	299,948
Pier 1 Imports, Inc. (a)	19,500	147,225
Rent-A-Center, Inc.*	17,150	477,456
Restoration Hardware, Inc.* (a)	7,920	49,738
Select Comfort Corp.*	14,304	265,196
Shoe Carnival, Inc.*	2,500	78,600
Sonic Automotive, Inc.	6,352	181,604
Stage Stores, Inc.	9,501	209,497
Stein Mart, Inc.	5,133	83,668
Talbots, Inc. (a)	5,400	126,900
The Buckle	2,838	101,090
Tween Brands, Inc.*	8,107	317,470
West Marine, Inc.* (a)	5,062	74,411
Wet Seal, Inc. (The), Class A*	16,405	98,102
Zale Corp.*	13,202	368,468
Zumiez, Inc.*	4,200	165,732

		12,286,213

Telephones (0.0%)
Consolidated Communications Holdings, Inc.	4,700	93,483

Textiles, Apparel & Luxury Goods (1.5%)
Brown Shoe Co., Inc.	9,854	265,861
Carter’s, Inc.*	11,508	301,510
Cherokee, Inc. (a)	2,800	128,576
Cole (Kenneth) Productions, Inc.	3,470	87,826
Columbia Sportswear Co.	3,800	237,880
Crocs, Inc.*	3,000	167,640
Deckers Outdoor Corp.*	3,178	240,670
Fossil, Inc.*	10,145	285,785
Hartmarx Corp.*	5,905	38,855
Iconix Brand Group, Inc.*	12,700	255,651
K-Swiss, Inc., Class A	7,881	227,603
Kellwood Co.	6,267	176,604
Maidenform Brands, Inc.*	5,100	103,989
Movado Group, Inc.	4,637	152,650
Oxford Industries, Inc.	3,328	154,486
Perry Ellis International, Inc.*	3,782	125,562
Phillips-Van Heusen Corp.	14,790	826,761
Quiksilver, Inc.*	28,600	380,380
Skechers U.S.A., Inc.*	2,885	90,589
Steven Madden Ltd.	6,198	184,391
Stride Rite Corp.	7,212	101,689
Timberland Co., Class A*	11,800	304,558
True Religion Apparel, Inc.*	4,200	62,580
Under Armour, Inc.* (a)	5,830	294,415
UniFirst Corp.	2,943	123,841
Volcom, Inc.*	3,900	163,839
Warnaco Group, Inc. (The)*	13,023	368,290
Weyco Group, Inc. (a)	200	4,876
Wolverine World Wide, Inc.	13,246	378,571
Xerium Technologies, Inc. (a)	1,700	13,906

		6,249,834

106 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Thrifts & Mortgage Finance (1.6%)
Accredited Home Lenders Holding Co.*	7,792	$91,011
Anchor BanCorp Wisconsin, Inc.	4,117	110,830
Bank Mutual Corp. (a)	18,660	220,001
BankAtlantic Bancorp, Inc., Class A	14,712	141,824
BankUnited Financial Corp., Class A	9,774	211,607
Berkshire Hills Bancorp, Inc. (a)	3,440	110,906
BFC Financial Corp.*	5,075	18,219
Brookline Bancorp, Inc.	19,185	228,685
Centerline Holding Co.	11,221	201,080
Citizens First Bancorp, Inc.	2,800	58,968
City Bank (a)	2,055	64,137
Clayton Holdings, Inc.*	1,900	33,421
Clifton Savings Bancorp, Inc. (a)	600	6,990
Coastal Financial Corp. (a)	2,331	37,436
Corus Bankshares, Inc. (a)	11,640	195,668
Dime Community Bancshares	7,264	96,684
Doral Financial Corp. ADR — PR* (a)	34,580	48,412
Downey Financial Corp.	6,000	401,700
Federal Agricultural Mortgage Corp., Class C	3,000	82,140
First Busey Corp.	2,250	45,247
First Financial Holdings, Inc.	2,400	81,288
First Niagara Financial Group, Inc.	31,690	430,984
First Place Financial Corp.	2,535	50,725
FirstFed Financial Corp.* (a)	4,936	303,465
Flagstar Bancorp	11,095	130,921
Franklin Bank Corp.*	7,865	122,694
Fremont General Corp.	20,400	154,020
ITLA Capital Corp.	1,035	52,692
Kearny Financial Corp. (a)	3,700	52,355
KNBT Bancorp, Inc.	5,400	81,054
MAF Bancorp, Inc.	9,645	387,247
NASB Financial, Inc.	200	6,548
Net.B@nk, Inc. (a)	19,902	38,610
NewAlliance Bancshares, Inc. (a)	28,720	448,319
Northwest Bancorp, Inc. (a)	3,590	97,863
OceanFirst Financial Corp.	4,549	77,378
Ocwen Financial Corp.* (a)	8,760	124,918
Partners Trust Financial Group	8,972	99,410
PFF Bancorp, Inc.	6,105	171,795
Provident Financial Services, Inc.	15,406	264,059
Provident New York Bancorp (a)	8,475	115,345
Rockville Financial, Inc. (a)	2,000	29,280
Roma Financial Corp.	200	3,208
Tierone Corp.	6,261	152,080
Triad Guaranty, Inc.*	3,834	169,501
TrustCo Bank Corp. (a)	24,208	221,987
United Community Financial Corp.	4,911	50,681
ViewPoint Financial Group	800	14,280
Wauwatosa Holdings, Inc.*	560	9,806
Westfield Financial, Inc.	6,228	62,904
Willow Grove Bancorp, Inc.	5,450	62,566
WSFS Financial Corp.	1,909	123,150

		6,596,099

Tobacco (0.2%)
Alliance One Int’l, Inc.*	25,911	254,187
Universal Corp.	7,332	459,570
Vector Group Ltd.	12,218	222,978

		936,735

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	10,212	274,396
Beacon Roofing Supply, Inc.*	12,570	197,726
BlueLinx Holdings, Inc.	1,980	22,592
Electro Rent Corp.*	2,900	37,642
H&E Equipment Services, Inc.*	2,800	66,248
Houston Wire & Cable Co.*	3,000	88,440
Interline Brands, Inc.*	5,700	124,602
Kaman Corp., Class A	4,708	116,758
Lawson Products, Inc.	824	29,458
NuCo2, Inc.* (a)	5,075	126,368
Rush Enterprises, Inc., Class A*	5,800	120,640
TAL International Group, Inc.	2,600	65,026
Transdigm Group, Inc.*	2,000	75,740
UAP Holding Corp.	14,260	394,574
Watsco, Inc.	7,733	411,164
Williams Scotsman International, Inc.*	8,935	196,838

		2,348,212

Transportation (0.1%)
GulfMark Offshore Services, Inc.*	5,440	260,576
Horizon Lines, Inc.	3,000	102,030

		362,606

Transportation Infrastructure (0.0%)
Interpool, Inc.	1,500	40,065

		40,065

2007 Semiannual Report 107

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Water Utilities (0.2%)
American States Water Co.	4,146	$147,763
California Water Service Group (a)	5,797	225,329
Pico Holdings, Inc.*	3,600	160,812
SJW Corp.	2,945	102,074
Southwest Water Co. (a)	8,825	119,932

		755,910

Wireless Telecommunication Services (0.3%)
Centennial Communications*	4,200	34,986
Dobson Communications Corp., Class A*	39,880	363,307
Fibertower Corp.*	28,480	128,445
InPhonic, Inc.*	8,280	78,991
iPCS, Inc.*	4,200	210,420
Novatel Wireless, Inc.*	8,804	160,145
Syniverse Holdings, Inc.*	4,000	41,240
USA Mobility, Inc.	6,624	141,488
Wireless Facilities, Inc.* (a)	11,160	12,499

		1,171,521

Total Common Stocks (Cost $320,301,823)		354,798,509

Repurchase Agreements (16.2%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $68,047,421, collateralized by U.S. Government Agency Mortgages with a market value of $68,378,538	$68,037,782	68,037,782

Securities Held as Collateral for Securities on Loan (6.6%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $27,801,446, collateralized by U.S. Government Agency Mortgages with a market value of $28,353,285	27,797,338	27,797,338

Total Investments (Cost $416,136,943) (c) — 107.1%		450,633,629
Liabilities in excess of other assets — (7.1)%		(29,753,514)

NET ASSETS — 100.0%		$420,880,115

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	Illiquid security.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

CH	Switzerland

NL	Netherlands

PR	Puerto Rico

At April 30, 2007, the Fund’s open futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered by	Appreciation
Contracts	Contracts	Expiration	Contracts	(Depreciation)

164	Russell 200	06/15/07	$67,149,800	$1,955,253

See accompanying notes to financial statements

108 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond Index	International	Mid Cap Market	S&P 500	Small Cap
	Fund	Index Fund	Index Fund	Index Fund	Index Fund

Assets:
Investments, at value (cost $1,000,674,299; $1,557,826,738; $621,404,568; $1,909,000,399 and $320,301,823)*	$999,414,467	$2,360,319,880	$728,475,014	$2,353,897,710	$354,798,509
Repurchase agreements, at cost and value	99,730,606	509,538,484	153,344,626	152,434,394	95,835,120

Total Investments	1,099,145,073	2,869,858,364	881,819,640	2,506,332,104	450,633,629

Cash collateral pledged for futures	–	4,372,811	–	–	–
Foreign currency, at value (cost $0; $39,696,091; $0; $0 and $0)	–	40,082,504	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	2,634,922	–	–	–
Interest and dividends receivable	8,589,463	9,915,484	1,248,792	3,468,491	736,897
Receivable for capital shares issued	140,162	609,604	223,815	714,139	49,285
Receivable for investments sold	43,075,943	–	–	–	–
Reclaims receivable	–	689,845	–	–	–
Unrealized appreciation on futures contracts	–	262,371	–	–	–
Prepaid expenses and other assets	69,156	62,498	26,543	127,693	15,512

Total Assets	1,151,019,797	2,928,488,403	883,318,790	2,510,642,427	451,435,323

Liabilities:
Payable to custodian	50,422,199	925,424	642,356	81,228	325,295
Unrealized depreciation on forward foreign currency contracts	–	1,609,350	–	–	–
Payable for investments purchased	81,599,766	–	–	–	437,007
Distributions payable	17,704	–	–	–	–
Payable for capital shares redeemed	429,644	1,035,990	829,916	2,063,771	515,542
Payable for return of collateral received for securities on loan	18,861,533	461,678,630	11,671,068	–	27,797,338
Payable for variation margin on futures contracts	–	–	–	1,404,200	1,313,555
Accrued expenses and other payables:
Investment advisory fees	372,772	547,445	203,264	322,572	85,516
Fund administration and transfer agent fees	81,257	139,517	54,186	144,141	26,412
Distribution fees	9,793	37,267	45,191	104,754	29,217
Administrative servicing fees	3,757	14,632	22,059	104,321	9,065
Compliance program fees	29,468	28,474	18,593	50,175	8,541
Custodian fees	–	4,836	4,604	19,537	6,005
Other	1,350	600	2,264	3,537	1,715

Total Liabilities	151,829,243	466,022,165	15,554,001	4,298,236	30,555,208

Net Assets	$999,190,554	$2,462,466,238	$867,764,789	$2,506,344,191	$420,880,115

Represented by:
Capital	$1,018,623,652	$1,639,161,782	$613,790,616	$1,710,290,856	$322,041,075
Accumulated net investment income (loss)	1,666,162	7,322,497	675,436	3,082,049	495,168
Accumulated net realized gains (losses) on investment transactions	(19,839,428)	10,624,067	140,732,319	340,800,270	61,891,933
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,259,832)	805,357,892	112,566,418	452,171,016	36,451,939

Net Assets	$999,190,554	$2,462,466,238	$867,764,789	$2,506,344,191	$420,880,115

See accompanying notes to financial statements.

2007 Semiannual Report 109

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide		Nationwide		Nationwide		Nationwide
	Bond Index	International		Mid Cap Market		S&P 500		Small Cap
	Fund	Index Fund		Index Fund		Index Fund		Index Fund

Net Assets:
Class A Shares	$47,400,418	$182,098,413		$213,437,200		$68,535,519		$134,947,063
Class B Shares	253,632	678,637		1,000,511		9,347,784		464,048
Class C Shares	23,691	1,266,751		1,068,862		2,472,873		614,230
Class R Shares	–	1,065		1,051		210,477		1,038
Institutional Service Class Shares	–	–		–		94,417,479		–
Institutional Class Shares	951,512,813	2,278,421,372		652,257,165		1,661,738,630		284,853,736
Local Fund Shares	–	–		–		148,028		–
Service Class Shares	–	–		–		669,473,401		–

Total	$999,190,554	$2,462,466,238		$867,764,789		$2,506,344,191		$420,880,115

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,385,939	15,634,836		13,488,689		5,450,491		10,423,794
Class B Shares	23,473	59,257		64,108		746,459		36,148
Class C Shares	2,192	112,562		68,838		198,543		47,978
Class R Shares	–	92		66		16,747		80
Institutional Service Class Shares	–	–		–		7,481,773		–
Institutional Class Shares	88,131,568	195,149,165		40,900,527		131,532,913		21,791,032
Local Fund Shares	–	–		–		11,694		–
Service Class Shares	–	–		–		53,252,750		–

Total	92,543,172	210,955,912		54,522,228		198,691,370		32,299,032

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.81	$11.65		$15.82		$12.57		$12.95
Class B Shares (a)	$10.81	$11.45		$15.61		$12.52		$12.84
Class C Shares (b)	$10.81	$11.25		$15.53		$12.46		$12.80
Class R Shares	$–	$11.64	(c)	$15.82	(c)	$12.57	(c)	$12.94
Institutional Service Class Shares	$–	$–		$–		$12.62		$–
Institutional Class Shares	$10.80	$11.68		$15.95		$12.63		$13.07
Local Fund Shares	$–	$–		$–		$12.66		$–
Service Class Shares	$–	$–		$–		$12.57		$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.47	$12.36		$16.79		$13.34		$13.74

Maximum Sales Charge:
Class A	5.75%	5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $18,643,833, $439,461,238, $11,277,139, $0 and $26,574,663.

See accompanying notes to financial statements.

110 Semiannual Report 2007

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond	International	Mid Cap Market	S&P 500	Small Cap
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Interest income	$56,834,455	$1,222,465	$5,486,143	$3,806,099	$2,996,755
Dividend income	–	29,443,766	11,283,426	34,155,585	3,739,018
Income from securities lending	261,538	1,157,676	234,811	129,245	388,867
Foreign tax withholding	–	(2,143,692)	–	–	–

Total Income	57,095,993	29,680,215	17,004,380	38,090,929	7,124,640

Expenses:
Investment advisory fees	2,344,131	2,961,293	1,458,452	2,160,397	659,626
Fund administration and transfer agent fees	905,346	921,506	509,256	1,351,538	266,935
Distribution fees Class A	55,071	175,284	246,968	69,904	158,693
Distribution fees Class B	1,071	3,134	4,853	37,733	2,423
Distribution fees Class C	60	4,850	4,493	9,888	2,865
Distribution fees Class R	–	1	1	120	1
Distribution fees Service Class	–	–	–	481,675	–
Distribution fees Local Fund Class	–	–	–	48	–
Administrative servicing fees Class A	28,187	97,430	147,796	2,702	83,914
Administrative servicing fees Institutional Service Class	–	–	–	110,755	–
Administrative servicing fees Service Class	–	–	–	804,058	–
Trustee fees	31,462	31,129	19,047	51,716	9,476
Compliance program fees (Note 3)	20,144	19,475	12,755	34,554	5,913
Custodian fees	13,310	37,031	15,784	55,438	9,100
Other	185,200	169,938	172,764	334,233	73,573

Total expenses before reimbursed/waived expenses	3,583,982	4,421,071	2,592,169	5,504,759	1,272,519
Earnings credit (Note 5)	(63)	(137)	(174)	(835)	(1,290)
Expenses reimbursed	–	–	(53,900)	–	(22,006)
Expenses voluntarily waived by administrator	(20,735)	(21,773)	(12,602)	(33,505)	(6,311)

Net expenses	3,563,184	4,399,161	2,525,493	5,470,419	1,242,912

Net Investment Income	53,532,809	25,281,054	14,478,887	32,620,510	5,881,728

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(6,312,948)*	9,901,989	180,257,837 *	374,954,221 *	72,323,894 *
Net realized gains on futures transactions	–	5,278,897	22,693,384	3,914,724	10,849,400
Net realized gains on foreign currency transactions	–	788,986	–	–	–

Net realized gains (losses) on investments, futures and foreign currency transactions	(6,312,948)	15,969,872	202,951,221	378,868,945	83,173,294
Change in unrealized appreciation/(depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,556,931	264,428,065	(66,285,122)	(139,990,745)	(42,646,153)

Net realized/unrealized gains (losses) from investments, futures and foreign currency transactions	(1,756,017)	280,397,937	136,666,099	238,878,200	40,527,141

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,776,792	$305,678,991	$151,144,986	$271,498,710	$46,408,869

*	Includes realized gain as a result of a redemption in kind (Note 10).

See accompanying notes to financial statements.

2007 Semiannual Report 111

Statements of Changes in Net Assets

	Nationwide Bond			Nationwide International
	Index Fund			Index Fund
	Six Months Ended	Year Ended		Six Months Ended		Year Ended
	April 30, 2007	October 31, 2006		April 30, 2007		October 31, 2006

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$53,532,809	$80,436,942		$25,281,054		$39,325,972
Net realized gains (losses) from investments, futures and foreign currency transactions	(6,312,948)*	(9,537,676)		15,969,872		60,088,929
Net change in unrealized appreciation on investments, futures and foreign currency transactions	4,556,931	19,853,848		264,428,065		302,297,060

Change in net assets from operations	51,776,792	90,753,114		305,678,991		401,711,961

Distributions to Shareholders:
From net investment income:
Class A	(1,009,101)	(1,759,169)		(1,663,100)		(830,952)
Class B	(4,246)	(7,029)		(6,312)		(4,766)
Class C	(231)	(107	)(a)	(9,596)		(4,261)
Class R	–	–		(3	)(b)	–
Institutional Class	(52,519,231)	(78,361,327)		(29,455,564)		(25,682,212)
Net realized gains:
Class A	–	–		(3,326,613)		(1,248,104)
Class B	–	–		(17,346)		(12,143)
Class C	–	–		(23,768)		(4,617)
Institutional Class	–	–		(54,100,254)		(40,251,609)

Change in net assets from shareholder distributions	(53,532,809)	(80,127,632)		(88,602,556)		(68,038,664)

Change in net assets from capital transactions	(1,080,009,132)	557,303,622		239,940,631		309,998,300

Change in net assets	(1,081,765,149)	567,929,104		457,017,066		643,671,597

Net Assets:
Beginning of period	2,080,955,703	1,513,026,599		2,005,449,172		1,361,777,575

End of period	$999,190,554	$2,080,955,703		$2,462,466,238		$2,005,449,172

Accumulated net investment income at end of period	$1,666,162	$1,666,162		$7,322,497		$13,176,018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,583,178	$10,928,815		$72,055,757		$71,352,954
Dividends reinvested	973,489	1,752,822		4,953,639		2,056,199
Cost of shares redeemed (c)	(9,558,958)	(10,541,308)		(11,987,383)		(22,556,185)

Total Class A	2,997,709	2,140,329		65,022,013		50,852,968

Class B Shares
Proceeds from shares issued	75,257	50,623		36,429		118,923
Dividends reinvested	2,614	4,151		18,490		14,530
Cost of shares redeemed (c)	(5,039)	(92,299)		(40,987)		(24,601)

Total Class B	72,832	(37,525)		13,932		108,852

*	Includes realized gain as a result of a redemption in kind (Note 10).

See accompanying notes to financial statements.

112 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Bond		Nationwide International
	Index Fund		Index Fund
	Six Months Ended	Year Ended	Six Months Ended		Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007		October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$18,355	$5,000 (a)	$590,654		$434,916
Dividends reinvested	114	107 (a)	14,703		3,914
Cost of shares redeemed (c)	–	–	(74,198)		(8,258)

Total Class C	18,469	5,107	531,159		430,572

Class R Shares
Proceeds from shares issued	–	–	1,000	(b)	–
Dividends reinvested	–	–	3	(b)	–

Total Class R	–	–	1,003		–

Institutional Class Shares
Proceeds from shares issued	324,266,534	620,492,665	138,079,762		403,041,062
Dividends reinvested	52,519,231	78,361,306	83,555,737		65,933,564
Cost of shares redeemed (c)	(1,459,883,907)	(143,658,260)	(47,262,975)		(210,368,718)

Total Institutional Class	(1,083,098,142)	555,195,711	174,372,524		258,605,908

Change in net assets from capital transactions:	$(1,080,009,132)	$557,303,622	$239,940,631		$309,998,300

SHARE TRANSACTIONS:
Class A Shares
Issued	1,070,804	1,023,062	6,509,761		7,159,582
Reinvested	90,077	163,653	455,439		220,428
Redeemed	(886,674)	(985,531)	(1,094,579)		(2,284,547)

Total Class A Shares	274,207	201,184	5,870,621		5,095,463

Class B Shares
Issued	6,943	4,768	3,342		12,737
Reinvested	242	388	1,730		1,600
Redeemed	(468)	(8,592)	(3,827)		(2,522)

Total Class B Shares	6,717	(3,436)	1,245		11,815

Class C Shares
Issued	1,703	469 (a)	55,497		44,868
Reinvested	10	10 (a)	1,400		436
Redeemed	–	–	(6,709)		(877)

Total Class C Shares	1,713	479	50,188		44,427

Class R Shares
Issued	–	–	92	(b)	–
Reinvested	–	–	–	(b)(d)	–

Total Class R Shares	–	–	92		–

Institutional Class Shares
Issued	30,060,725	58,107,928	12,617,433		41,519,284
Reinvested	4,863,850	7,321,978	7,666,336		7,070,045
Redeemed	(135,301,449)	(13,529,395)	(4,256,838)		(21,327,681)

Total Institutional Class Shares	(100,376,874)	51,900,511	16,026,931		27,261,648

Change in shares:	(100,094,237)	52,098,738	21,949,077		32,413,353

(a)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

(b)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

(c)	Includes redemption fees, if any.

(d)	Amount is less than 1 share.

See accompanying notes to financial statements.

2007 Semiannual Report 113

Statements of Changes in Net Assets

	Nationwide Mid Cap Market			Nationwide S&P 500
	Index Fund			Index Fund
	Six Months Ended		Year Ended	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006	April 30, 2007		October 31, 2006

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$14,478,887		$16,810,377	$32,620,510		$50,896,163
Net realized gains on investment and futures transactions	202,951,221	*	57,534,188	378,868,945	*	3,965,154
Net change in unrealized appreciation/(depreciation) investments and futures	(66,285,122)		62,882,944	(139,990,745)		401,817,283

Change in net assets from operations	151,144,986		137,227,509	271,498,710		456,678,600

Distributions to Shareholders:
From net investment income:
Class A	(1,783,362)		(2,125,880)	(502,828)		(479,284)
Class B	(5,908)		(5,600)	(39,865)		(43,651)
Class C	(5,851)		(3,491)	(11,549)		(9,504)
Class R	(7	)(a)	–	(944	)(b)	–
Institutional Service Class	–		–	(755,730)		(1,083,623)
Institutional Class	(12,888,272)		(15,260,628)	(27,369,942)		(40,207,767)
Local Fund Class	–		–	(1,272)		(2,000)
Service Class	–		–	(4,980,369)		(7,751,049)
Net realized gains:
Class A	(17,564,798)		(7,034,770)	(221,285)		(188,635)
Class B	(85,866)		(41,422)	(27,749)		(42,333)
Class C	(81,958)		(12,106)	(7,826)		(7,675)
Class R	(38	)(a)	–	–		–
Institutional Service Class	–		–	(360,121)		(515,810)
Institutional Class	(103,998,777)		(39,843,686)	(11,380,719)		(15,461,423)
Local Fund Class	–		–	(557)		(850)
Service Class	–		–	(2,649,183)		(4,274,411)

Change in net assets from shareholder distributions	(136,414,837)		(64,327,583)	(48,309,939)		(70,068,015)

Change in net assets from capital transactions	(449,007,505)		220,254,346	(1,167,198,177)		376,896,621

Change in net assets	(434,277,356)		293,154,272	(944,009,406)		763,507,206

Net Assets:
Beginning of period	1,302,042,145		1,008,887,873	3,450,353,597		2,686,846,391

End of period	$867,764,789		$1,302,042,145	$2,506,344,191		$3,450,353,597

Accumulated net investment income at end of period	$675,436		$879,949	$3,082,049		$4,124,038

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,102,681		$52,229,794	$28,667,328		$20,767,054
Dividends reinvested	19,044,990		8,725,557	616,553		592,590
Cost of shares redeemed (c)	(23,560,993)		(29,421,304)	(7,236,196)		(7,671,949)

Total Class A	18,586,678		31,534,047	22,047,685		13,687,695

*	Includes realized gain as a result of a redemption in kind (Note 10).

See accompanying notes to financial statements.

114 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market		Nationwide S&P 500
	Index Fund		Index Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$75,995	$151,124	$3,008,972	$1,202,333
Dividends reinvested	78,149	40,653	36,977	57,756
Cost of shares redeemed (c)	(100,891)	(194,136)	(518,656)	(1,421,341)

Total Class B	53,253	(2,359)	2,527,293	(161,252)

Class C Shares
Proceeds from shares issued	265,758	671,812	1,316,162	722,455
Dividends reinvested	43,783	3,330	9,402	3,526
Cost of shares redeemed (c)	(43,784)	(121,713)	(405,938)	(284,123)

Total Class C	265,757	553,429	919,626	441,858

Class R Shares
Proceeds from shares issued	1,000 (a)	–	207,487 (b)	–
Dividends reinvested	45 (a)	–	944 (b)	–
Cost of shares redeemed (c)	–	–	(10,454)	–

Total Class R	1,045	–	197,977	–

Institutional Service Class Shares
Proceeds from shares issued	–	–	12,352,646	13,588,613
Dividends reinvested	–	–	1,115,844	1,599,428
Cost of shares redeemed (c)	–	–	(7,553,392)	(12,262,437)

Total Institutional Service Class	–	–	5,915,098	2,925,604

Institutional Class Shares
Proceeds from shares issued	51,115,045	201,216,467	189,372,594	439,976,727
Dividends reinvested	116,886,893	55,104,248	38,697,941	55,591,859
Cost of shares redeemed (c)	(635,916,176)	(68,151,486)	(1,424,163,316)	(110,575,973)

Total Institutional Class	(467,914,238)	188,169,229	(1,196,092,781)	384,992,613

Local Fund Shares
Proceeds from shares issued	–	–	2,900	–
Dividends reinvested	–	–	1,829	2,850

Total Local Class	–	–	4,729	2,850

Service Class Shares
Proceeds from shares issued	–	–	41,835,323	46,605,280
Dividends reinvested	–	–	7,629,504	12,025,424
Cost of shares redeemed (c)	–	–	(52,182,631)	(83,623,451)

Total Service Class	–	–	(2,717,804)	(24,992,747)

Change in net assets from capital transactions:	$(449,007,505)	$220,254,346	$(1,167,198,177)	$376,896,621

SHARE TRANSACTIONS:
Class A Shares
Issued	1,449,825	3,399,326	2,363,572	1,883,540
Reinvested	1,229,966	584,674	50,820	54,601
Redeemed	(1,485,083)	(1,932,121)	(595,399)	(700,153)

Total Class A Shares	1,194,708	2,051,879	1,818,993	1,237,988

See accompanying notes to financial statements.

2007 Semiannual Report 115

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market		Nationwide S&P 500
	Index Fund		Index Fund
	Six Months Ended	Year Ended	Six Months Ended		Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007		October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	4,958	9,937	248,337		109,472
Reinvested	5,115	2,758	3,059		5,357
Redeemed	(6,505)	(13,103)	(42,725)		(129,639)

Total Class B Shares	3,568	(408)	208,671		(14,810)

Class C Shares
Issued	17,118	44,053	109,938		66,874
Reinvested	2,879	227	782		328
Redeemed	(2,797)	(8,184)	(34,293)		(25,920)

Total Class C Shares	17,200	36,096	76,427		41,282

Class R Shares
Issued	63 (a)	–	17,528	(b)	–
Reinvested	3 (a)	–	78	(b)	–
Redeemed	–	–	(859	)(b)	–

Total Class R Shares	66	–	16,747		–

Institutional Service Class Shares
Issued	–	–	1,018,599		1,229,813
Reinvested	–	–	91,657		147,076
Redeemed	–	–	(619,696)		(1,116,484)

Total Institutional Service Class Shares	–	–	490,560		260,405

Institutional Class Shares
Issued	3,211,303	13,057,804	15,626,332		39,970,919
Reinvested	7,493,706	3,666,970	3,175,842		5,101,756
Redeemed	(40,176,551)	(4,422,132)	(115,097,337)		(10,082,673)

Total Institutional Class Shares	(29,471,542)	12,302,642	(96,295,163)		34,990,002

Local Fund Shares
Issued	–	–	230		–
Reinvested	–	–	150		261

Total Local Class Shares	–	–	380		261

Service Class Shares
Issued	–	–	3,463,503		4,205,297
Reinvested	–	–	628,989		1,109,931
Redeemed	–	–	(4,297,965)		(7,652,029)

Total Service Class Shares	–	–	(205,473)		(2,336,801)

Change in shares:	(28,256,000)	14,390,209	(93,888,858)		34,178,327

(a)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

(b)	For the period from January 30, 2007 (commencement of operations) through April 30, 2007.

(c)	Includes redemption fees, if any.

See accompanying notes to financial statements.

116 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Small Cap
	Index Fund
	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,881,728		$8,012,120
Net realized gains on investment and futures transactions	83,173,294	*	40,049,399
Net change in unrealized appreciation/(depreciation) investments and futures	(42,646,153)		43,224,274

Change in net assets from operations	46,408,869		91,285,793

Distributions to Shareholders:
From net investment income:
Class A	(947,967)		(1,021,182)
Class B	(2,007)		(2,648)
Class C	(2,572)		(2,368)
Class R	(5	)(a)	–
Institutional Class	(5,090,757)		(6,596,902)
Net realized gains:
Class A	(11,697,910)		(2,647,352)
Class B	(45,975)		(18,904)
Class C	(54,254)		(8,380)
Class R	(18	)(a)	–
Institutional Class	(51,490,515)		(14,705,614)

Change in net assets from shareholder distributions	(69,331,980)		(25,003,350)

Change in net assets from capital transactions	(189,733,207)		152,349,944

Change in net assets	(212,656,318)		218,632,387

Net Assets:
Beginning of period	633,536,433		414,904,046

End of period	$420,880,115		$633,536,433

Accumulated net investment income at end of period	$495,168		$656,748

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,160,783		$57,590,171
Dividends reinvested	12,483,657		3,652,313
Cost of shares redeemed (b)	(16,338,507)		(22,181,920)

Total Class A	25,305,933		39,060,564

Class B Shares
Proceeds from shares issued	6,587		64,335
Dividends reinvested	45,209		20,768
Cost of shares redeemed (b)	(50,844)		(107,139)

Total Class B	952		(22,036)

Class C Shares
Proceeds from shares issued	95,131		346,652
Dividends reinvested	32,486		2,186
Cost of shares redeemed (b)	(25,683)		(56,119)

Total Class C	101,934		292,719

*	Includes realized gain as a result of a redemption in kind (Note 10).

See accompanying notes to financial statements.

2007 Semiannual Report 117

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap
	Index Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$1,000 (a)	$–
Dividends reinvested	24 (a)	–

Total Class R	1,024	–

Institutional Class Shares
Proceeds from shares issued	57,968,262	132,966,196
Dividends reinvested	56,581,228	21,302,466
Cost of shares redeemed (b)	(329,692,540)	(41,249,965)

Total Institutional Class	(215,143,050)	113,018,697

Change in net assets from capital transactions:	$(189,733,207)	$152,349,944

SHARE TRANSACTIONS:
Class A Shares
Issued	2,215,893	4,422,849
Reinvested	966,261	300,535
Redeemed	(1,243,934)	(1,761,202)

Total Class A Shares	1,938,220	2,962,182

Class B Shares
Issued	514	5,092
Reinvested	3,527	1,730
Redeemed	(3,980)	(8,315)

Total Class B Shares	61	(1,493)

Class C Shares
Issued	7,324	27,224
Reinvested	2,541	179
Redeemed	(1,960)	(4,232)

Total Class C Shares	7,905	23,171

Class R Shares
Issued	78 (a)	–
Reinvested	2 (a)	–

Total Class R Shares	80	–

Institutional Class Shares
Issued	4,401,231	10,459,738
Reinvested	4,338,610	1,736,493
Redeemed	(25,095,043)	(3,093,122)

Total Institutional Class Shares	(16,355,202)	9,103,109

Change in shares:	(14,408,936)	12,086,969

(a)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

(b)	Includes redemption fees, if any.

See accompanying notes to financial statements.

118 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Bond Index Fund

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$10.93	0.47	0.05	0.52	(0.48)
Year Ended October 31, 2003	$10.96	0.34	0.09	0.43	(0.40)
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)
Six Months Ended April 30, 2007 (Unaudited)	$10.81	0.25	– (g)	0.25	(0.25)
Class B Shares
Year Ended October 31, 2002	$10.93	0.41	0.05	0.46	(0.42)
Year Ended October 31, 2003	$10.96	0.29	0.07	0.36	(0.33)
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)
Six Months Ended April 30, 2007 (Unaudited)	$10.81	0.21	– (g)	0.21	(0.21)
Class C Shares
Period Ended October 31, 2006 (f)	$10.68	0.23	0.13	0.36	(0.23)
Six Months Ended April 30, 2007 (Unaudited)	$10.81	0.20	0.01	0.21	(0.21)
Institutional Class Shares
Year Ended October 31, 2002	$10.92	0.52	0.05	0.57	(0.53)
Year Ended October 31, 2003	$10.95	0.39	0.09	0.48	(0.44)
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)
Six Months Ended April 30, 2007 (Unaudited)	$10.80	0.28	(0.01)	0.27	(0.27)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	(0.01)	(0.49)	$10.96	5.01%		$38,447	0.72%
Year Ended October 31, 2003	(0.01)	(0.41)	$10.98	3.96%		$42,292	0.71%
Year Ended October 31, 2004	–	(0.38)	$11.13	4.94%		$40,757	0.71%
Year Ended October 31, 2005	(0.01)	(0.43)	$10.77	0.56%		$42,126	0.71%
Year Ended October 31, 2006	–	(0.44)	$10.81	4.59%		$44,444	0.71%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.25)	$10.81	2.29%		$47,400	0.70%
Class B Shares
Year Ended October 31, 2002	(0.01)	(0.43)	$10.96	4.38%		$28	1.33%
Year Ended October 31, 2003	(0.01)	(0.34)	$10.98	3.34%		$256	1.31%
Year Ended October 31, 2004	–	(0.32)	$11.13	4.32%		$457	1.31%
Year Ended October 31, 2005	(0.01)	(0.36)	$10.77	(0.04%	)	$218	1.31%
Year Ended October 31, 2006	–	(0.38)	$10.81	3.96%		$181	1.32%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.21)	$10.81	1.98%		$254	1.32%
Class C Shares
Period Ended October 31, 2006 (f)	–	(0.23)	$10.81	3.43%		$5	1.31%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.21)	$10.81	1.95%		$24	1.32%
Institutional Class Shares
Year Ended October 31, 2002	(0.01)	(0.54)	$10.95	5.46%		$185,141	0.31%
Year Ended October 31, 2003	(0.01)	(0.45)	$10.98	4.47%		$481,326	0.31%
Year Ended October 31, 2004	–	(0.43)	$11.13	5.36%		$952,042	0.31%
Year Ended October 31, 2005	(0.01)	(0.47)	$10.77	0.97%		$1,470,683	0.31%
Year Ended October 31, 2006	–	(0.48)	$10.80	4.91%		$2,036,325	0.32%
Six Months Ended April 30, 2007 (Unaudited)	–	(0.27)	$10.80	2.49%		$951,513	0.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2002	4.29%	0.84%	4.17%	124.75%
Year Ended October 31, 2003	3.07%	0.82%	2.96%	139.66%
Year Ended October 31, 2004	3.25%	0.77%	3.19%	151.56%
Year Ended October 31, 2005	3.74%	0.77%	3.69%	153.31%
Year Ended October 31, 2006	4.15%	0.75%	4.11%	113.91%
Six Months Ended April 30, 2007 (Unaudited)	4.58%	0.70%	4.58%	57.51%
Class B Shares
Year Ended October 31, 2002	3.69%	1.44%	3.58%	124.75%
Year Ended October 31, 2003	2.10%	1.41%	2.00%	139.66%
Year Ended October 31, 2004	2.70%	1.37%	2.65%	151.56%
Year Ended October 31, 2005	3.18%	1.37%	3.09%	153.31%
Year Ended October 31, 2006	3.56%	1.36%	3.52%	113.91%
Six Months Ended April 30, 2007 (Unaudited)	3.96%	1.33%	3.96%	57.51%
Class C Shares
Period Ended October 31, 2006 (f)	3.73%	1.38%	3.66%	113.91%
Six Months Ended April 30, 2007 (Unaudited)	3.85%	1.32%	3.85%	57.51%
Institutional Class Shares
Year Ended October 31, 2002	4.67%	0.45%	4.53%	124.75%
Year Ended October 31, 2003	3.34%	0.42%	3.23%	139.66%
Year Ended October 31, 2004	3.69%	0.37%	3.63%	151.56%
Year Ended October 31, 2005	4.14%	0.37%	4.09%	153.31%
Year Ended October 31, 2006	4.57%	0.36%	4.53%	113.91%
Six Months Ended April 30, 2007 (Unaudited)	4.96%	0.32%	4.96%	57.51%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

2007 Semiannual Report 119

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide International Index Fund

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$6.37	0.08	(1.06)	(0.98)	(0.08)
Year Ended October 31, 2003	$5.31	0.09	1.25	1.34	(0.10)
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)
Six Months Ended April 30, 2007 (Unaudited)	$10.59	0.10	1.40	1.50	(0.14)
Class B Shares
Year Ended October 31, 2002	$6.32	0.03	(1.04)	(1.01)	(0.05)
Year Ended October 31, 2003	$5.26	0.06	1.24	1.30	(0.08)
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	0.05
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)
Six Months Ended April 30, 2007 (Unaudited)	$10.42	0.07	1.37	1.44	(0.11)
Class C Shares
Period Ended October 31, 2005 (g)	$8.27	0.09	0.19	0.28	(0.11)
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)
Six Months Ended April 30, 2007 (Unaudited)	$10.25	0.06	1.35	1.41	(0.11)
Class R Shares
Period Ended April 30, 2007 (Unaudited) (h)	$10.96	0.07	0.65	0.72	(0.04)
Institutional Class Shares
Year Ended October 31, 2002	$6.37	0.09	(1.04)	(0.95)	(0.10)
Year Ended October 31, 2003	$5.32	0.11	1.25	1.36	(0.12)
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)
Six Months Ended April 30, 2007 (Unaudited)	$10.61	0.13	1.40	1.53	(0.16)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	(0.08)	$5.31	(15.65%	)	$12,549	0.79%
Year Ended October 31, 2003	–	(0.10)	$6.55	25.51%		$16,404	0.75%
Year Ended October 31, 2004	– (f)	(0.09)	$7.63	18.01%		$34,183	0.76%
Year Ended October 31, 2005	(0.08)	(0.28)	$8.69	17.83%		$40,565	0.76%
Year Ended October 31, 2006	(0.25)	(0.37)	$10.59	26.89%		$103,403	0.76%
Six Months Ended April 30, 2007 (Unaudited)	(0.30)	(0.44)	$11.65	14.44%		$182,098	0.76%
Class B Shares
Year Ended October 31, 2002	–	(0.05)	$5.26	(16.12%	)	$80	1.39%
Year Ended October 31, 2003	–	(0.08)	$6.48	24.88%		$105	1.36%
Year Ended October 31, 2004	– (f)	(0.05)	$7.54	17.21%		$159	1.36%
Year Ended October 31, 2005	(0.08)	(0.24)	$8.57	17.17%		$396	1.36%
Year Ended October 31, 2006	(0.25)	(0.33)	$10.42	25.98%		$605	1.37%
Six Months Ended April 30, 2007 (Unaudited)	(0.30)	(0.41)	$11.45	14.05%		$679	1.37%
Class C Shares
Period Ended October 31, 2005 (g)	–	(0.11)	$8.44	3.63%		$152	1.36%
Year Ended October 31, 2006	(0.25)	(0.34)	$10.25	26.06%		$639	1.37%
Six Months Ended April 30, 2007 (Unaudited)	(0.30)	(0.41)	$11.25	14.05%		$1,267	1.37%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (h)	–	(0.04)	$11.64	6.56%		$1	0.70%
Institutional Class Shares
Year Ended October 31, 2002	–	(0.10)	$5.32	(15.20%	)	$119,502	0.36%
Year Ended October 31, 2003	–	(0.12)	$6.56	25.90%		$359,705	0.36%
Year Ended October 31, 2004	– (f)	(0.12)	$7.64	18.43%		$855,050	0.36%
Year Ended October 31, 2005	(0.08)	(0.31)	$8.70	18.26%		$1,320,858	0.36%
Year Ended October 31, 2006	(0.25)	(0.40)	$10.61	27.32%		$1,900,802	0.37%
Six Months Ended April 30, 2007 (Unaudited)	(0.30)	(0.46)	$11.68	14.70%		$2,278,421	0.37%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2002	1.15%	0.96%	0.98%	32.45%
Year Ended October 31, 2003	1.71%	0.88%	1.58%	7.71%
Year Ended October 31, 2004	1.57%	0.82%	1.51%	7.62%
Year Ended October 31, 2005	1.81%	0.83%	1.75%	12.24%
Year Ended October 31, 2006	1.95%	0.80%	1.91%	8.66%
Six Months Ended April 30, 2007 (Unaudited)	2.03%	0.76%	2.03%	1.23%
Class B Shares
Year Ended October 31, 2002	0.64%	1.72%	0.31%	32.45%
Year Ended October 31, 2003	1.03%	1.48%	0.90%	7.71%
Year Ended October 31, 2004	0.98%	1.42%	0.92%	7.62%
Year Ended October 31, 2005	1.14%	1.43%	1.07%	12.24%
Year Ended October 31, 2006	1.41%	1.41%	1.37%	8.66%
Six Months Ended April 30, 2007 (Unaudited)	1.28%	1.37%	1.28%	1.23%
Class C Shares
Period Ended October 31, 2005 (g)	1.57%	1.43%	1.50%	12.24%
Year Ended October 31, 2006	1.36%	1.41%	1.33%	8.66%
Six Months Ended April 30, 2007 (Unaudited)	1.43%	1.37%	1.43%	1.23%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (h)	4.11%	0.71%	4.10%	1.23%
Institutional Class Shares
Year Ended October 31, 2002	1.66%	0.56%	1.46%	32.45%
Year Ended October 31, 2003	1.99%	0.48%	1.87%	7.71%
Year Ended October 31, 2004	1.99%	0.42%	1.93%	7.62%
Year Ended October 31, 2005	2.17%	0.43%	2.10%	12.24%
Year Ended October 31, 2006	2.34%	0.41%	2.30%	8.66%
Six Months Ended April 30, 2007 (Unaudited)	2.29%	0.37%	2.29%	1.23%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

See accompanying notes to financial statements.

120 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Mid Cap Market Index Fund

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$9.79	0.04	(0.59)	(0.55)	(0.05)
Year Ended October 31, 2003	$9.19	0.04	2.68	2.72	(0.04)
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)
Six Months Ended April 30, 2007 (Unaudited)	$15.64	0.14	1.60	1.74	(0.14)
Class B Shares
Year Ended October 31, 2002	$9.74	(0.01)	(0.58)	(0.59)	(0.02)
Year Ended October 31, 2003	$9.13	(0.02)	2.66	2.64	–
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	–
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)
Six Months Ended April 30, 2007 (Unaudited)	$15.45	0.10	1.58	1.68	(0.10)
Class C Shares
Period Ended October 31, 2003 (f)	$11.43	–	0.33	0.33	–
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	–
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)
Six Months Ended April 30, 2007 (Unaudited)	$15.38	0.09	1.58	1.67	(0.10)
Class R Shares
Period Ended April 30, 2007 (Unaudited) (g)	$15.72	0.05	0.75	0.80	(0.11)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	(0.05)	$9.19	(5.67%	)	$19,002	0.73%
Year Ended October 31, 2003	–	(0.04)	$11.87	29.72%		$38,693	0.71%
Year Ended October 31, 2004	(0.12)	(0.16)	$12.89	10.07%		$65,059	0.70%
Year Ended October 31, 2005	(0.26)	(0.37)	$14.68	16.94%		$150,305	0.70%
Year Ended October 31, 2006	(0.66)	(0.84)	$15.64	12.57%		$192,274	0.71%
Six Months Ended April 30, 2007 (Unaudited)	(1.42)	(1.56)	$15.82	11.62%		$213,437	0.72%
Class B Shares
Year Ended October 31, 2002	–	(0.02)	$9.13	(6.13%	)	$86	1.32%
Year Ended October 31, 2003	–	–	$11.77	28.96%		$295	1.31%
Year Ended October 31, 2004	(0.12)	(0.12)	$12.75	9.44%		$657	1.31%
Year Ended October 31, 2005	(0.26)	(0.29)	$14.50	16.15%		$884	1.31%
Year Ended October 31, 2006	(0.66)	(0.75)	$15.45	11.98%		$935	1.32%
Six Months Ended April 30, 2007 (Unaudited)	(1.42)	(1.52)	$15.61	11.31%		$1,001	1.32%
Class C Shares
Period Ended October 31, 2003 (f)	–	–	$11.76	2.89%		$21	1.31%
Year Ended October 31, 2004	(0.12)	(0.12)	$12.74	9.48%		$26	1.31%
Year Ended October 31, 2005	(0.26)	(0.31)	$14.46	16.13%		$225	1.31%
Year Ended October 31, 2006	(0.66)	(0.77)	$15.38	11.96%		$794	1.32%
Six Months Ended April 30, 2007 (Unaudited)	(1.42)	(1.52)	$15.53	11.32%		$1,069	1.32%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (g)	(0.59)	(0.70)	$15.82	5.15%		$1	0.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Ratio of
	Ratio of Net		Ratio of	Investment
	Investment		Expenses	Income
	Income		(Prior to	(Prior to
	(Loss) to		Reimbursements)	Reimbursements)
	Average Net		to Average	to Average		Portfolio
	Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	0.42%		0.83%	0.32%		15.82%
Year Ended October 31, 2003	0.48%		0.82%	0.37%		8.26%
Year Ended October 31, 2004	0.50%		0.77%	0.44%		15.75%
Year Ended October 31, 2005	0.90%		0.77%	0.84%		18.44%
Year Ended October 31, 2006	1.09%		0.76%	1.05%		15.59%
Six Months Ended April 30, 2007 (Unaudited)	1.80%		0.73%	1.79%		10.43%
Class B Shares
Year Ended October 31, 2002	(0.16%	)	1.44%	(0.28%	)	15.82%
Year Ended October 31, 2003	(0.13%	)	1.42%	(0.25%	)	8.26%
Year Ended October 31, 2004	(0.10%	)	1.37%	(0.17%	)	15.75%
Year Ended October 31, 2005	0.27%		1.38%	0.21%		18.44%
Year Ended October 31, 2006	0.49%		1.37%	0.43%		15.59%
Six Months Ended April 30, 2007 (Unaudited)	1.21%		1.33%	1.20%		10.43%
Class C Shares
Period Ended October 31, 2003 (f)	0.16%		1.71%	(0.24%	)	8.26%
Year Ended October 31, 2004	(0.10%	)	1.38%	(0.17%	)	15.75%
Year Ended October 31, 2005	0.28%		1.39%	0.21%		18.44%
Year Ended October 31, 2006	0.42%		1.37%	0.38%		15.59%
Six Months Ended April 30, 2007 (Unaudited)	1.20%		1.34%	1.18%		10.43%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (g)	2.25%		0.71%	2.24%		10.43%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

See accompanying notes to financial statements.

2007 Semiannual Report 121

Financial Highlights (Continued)
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Mid Cap Market Index Fund

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Class Shares
Year Ended October 31, 2002	$9.84	0.08	(0.58)	(0.50)	(0.09)
Year Ended October 31, 2003	$9.25	0.08	2.70	2.78	(0.08)
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)
Six Months Ended April 30, 2007 (Unaudited)	$15.75	0.17	1.62	1.79	(0.17)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Institutional Class Shares
Year Ended October 31, 2002	–	(0.09)	$9.25	(5.19%	)	$84,128	0.31%
Year Ended October 31, 2003	–	(0.08)	$11.95	30.21%		$247,960	0.31%
Year Ended October 31, 2004	(0.12)	(0.23)	$12.96	10.47%		$530,191	0.31%
Year Ended October 31, 2005	(0.26)	(0.42)	$14.77	17.41%		$857,475	0.31%
Year Ended October 31, 2006	(0.66)	(0.89)	$15.75	13.06%		$1,108,039	0.32%
Six Months Ended April 30, 2007 (Unaudited)	(1.42)	(1.59)	$15.95	11.88%		$652,257	0.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	(Loss) to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2002	0.84%	0.44%	0.71%	15.82%
Year Ended October 31, 2003	0.87%	0.42%	0.76%	8.26%
Year Ended October 31, 2004	0.89%	0.37%	0.83%	15.75%
Year Ended October 31, 2005	1.27%	0.38%	1.21%	18.44%
Year Ended October 31, 2006	1.47%	0.37%	1.43%	15.59%
Six Months Ended April 30, 2007 (Unaudited)	2.25%	0.33%	2.24%	10.43%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

See accompanying notes to financial statements.

122 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide S&P 500 Index Fund

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$9.12	0.09	(1.50)	(1.41)	(0.09)
Year Ended October 31, 2003	$7.62	0.10	1.41	1.51	(0.09)
Year Ended October 31, 2004	$9.04	0.11	0.70	0.81	(0.11)
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)
Six Months Ended April 30, 2007 (Unaudited)	$11.75	0.09	0.88	0.97	(0.10)
Class B Shares
Year Ended October 31, 2002	$9.09	0.03	(1.50)	(1.47)	(0.03)
Year Ended October 31, 2003	$7.59	0.04	1.41	1.45	(0.04)
Year Ended October 31, 2004	$9.00	0.05	0.69	0.74	(0.04)
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)
Six Months Ended April 30, 2007 (Unaudited)	$11.71	0.05	0.87	0.92	(0.06)
Class C Shares
Period Ended October 31, 2003 (f)	$8.83	–	0.18	0.18	–
Year Ended October 31, 2004	$9.01	0.05	0.67	0.72	(0.06)
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)
Six Months Ended April 30, 2007 (Unaudited)	$11.65	0.05	0.88	0.93	(0.07)
Class R Shares
Period Ended April 30, 2007 (Unaudited) (g)(h)	$12.21	0.03	0.39	0.42	(0.06)
Institutional Service Class Shares
Year Ended October 31, 2002	$9.14	0.09	(1.50)	(1.41)	(0.09)
Year Ended October 31, 2003	$7.64	0.10	1.42	1.52	(0.09)
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)
Six Months Ended April 30, 2007 (Unaudited)	$11.79	0.10	0.88	0.98	(0.10)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	(0.09)	$7.62	(15.62%	)	$3,942	0.52%
Year Ended October 31, 2003	–	(0.09)	$9.04	20.03%		$5,795	0.48%
Year Ended October 31, 2004	–	(0.11)	$9.74	8.99%		$7,822	0.50%
Year Ended October 31, 2005	–	(0.17)	$10.36	8.11%		$24,805	0.50%
Year Ended October 31, 2006	(0.08)	(0.24)	$11.75	15.90%		$42,670	0.49%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.15)	$12.57	8.32%		$68,536	0.48%
Class B Shares
Year Ended October 31, 2002	–	(0.03)	$7.59	(16.24%	)	$2,423	1.23%
Year Ended October 31, 2003	–	(0.04)	$9.00	19.14%		$3,713	1.23%
Year Ended October 31, 2004	–	(0.04)	$9.70	8.23%		$4,820	1.23%
Year Ended October 31, 2005	–	(0.09)	$10.33	7.45%		$5,707	1.23%
Year Ended October 31, 2006	(0.08)	(0.16)	$11.71	15.01%		$6,296	1.23%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.11)	$12.52	7.90%		$9,348	1.22%
Class C Shares
Period Ended October 31, 2003 (f)	–	–	$9.01	2.04%		$10	1.23%
Year Ended October 31, 2004	–	(0.06)	$9.67	8.06%		$250	1.23%
Year Ended October 31, 2005	–	(0.11)	$10.28	7.44%		$831	1.23%
Year Ended October 31, 2006	(0.08)	(0.17)	$11.65	15.06%		$1,423	1.23%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.12)	$12.46	7.98%		$2,473	1.22%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (g)(h)	–	(0.06)	$12.57	4.12%		$210	0.73%
Institutional Service Class Shares
Year Ended October 31, 2002	–	(0.09)	$7.64	(15.56%	)	$41,498	0.48%
Year Ended October 31, 2003	–	(0.09)	$9.07	20.11%		$55,197	0.48%
Year Ended October 31, 2004	–	(0.11)	$9.77	9.14%		$69,569	0.48%
Year Ended October 31, 2005	–	(0.17)	$10.40	8.29%		$69,996	0.48%
Year Ended October 31, 2006	(0.08)	(0.24)	$11.79	15.85%		$82,443	0.48%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.15)	$12.62	8.37%		$94,417	0.47%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2002	1.06%	0.61%	0.97%	3.06%
Year Ended October 31, 2003	1.28%	0.56%	1.21%	1.30%
Year Ended October 31, 2004	1.18%	0.54%	1.13%	1.71%
Year Ended October 31, 2005	1.49%	0.56%	1.43%	5.28%
Year Ended October 31, 2006	1.46%	0.52%	1.43%	2.63%
Six Months Ended April 30, 2007 (Unaudited)	1.61%	0.49%	1.61%	1.61%
Class B Shares
Year Ended October 31, 2002	0.35%	1.39%	0.19%	3.06%
Year Ended October 31, 2003	0.54%	1.30%	0.47%	1.30%
Year Ended October 31, 2004	0.45%	1.27%	0.41%	1.71%
Year Ended October 31, 2005	0.90%	1.28%	0.86%	5.28%
Year Ended October 31, 2006	0.75%	1.26%	0.72%	2.63%
Six Months Ended April 30, 2007 (Unaudited)	0.89%	1.22%	0.89%	1.61%
Class C Shares
Period Ended October 31, 2003 (f)	0.48%	1.23%	0.48%	1.30%
Year Ended October 31, 2004	0.46%	1.27%	0.42%	1.71%
Year Ended October 31, 2005	0.71%	1.28%	0.65%	5.28%
Year Ended October 31, 2006	0.72%	1.26%	0.69%	2.63%
Six Months Ended April 30, 2007 (Unaudited)	0.87%	1.23%	0.87%	1.61%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (g)(h)	0.94%	0.74%	0.94%	1.61%
Institutional Service Class Shares
Year Ended October 31, 2002	1.09%	0.57%	1.00%	3.06%
Year Ended October 31, 2003	1.29%	0.55%	1.21%	1.30%
Year Ended October 31, 2004	1.21%	0.52%	1.16%	1.71%
Year Ended October 31, 2005	1.68%	0.52%	1.63%	5.28%
Year Ended October 31, 2006	1.49%	0.51%	1.47%	2.63%
Six Months Ended April 30, 2007 (Unaudited)	1.65%	0.48%	1.65%	1.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from January 30, 2007 (commencement of operations) through April 30, 2007.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 123

Financial Highlights (Continued)
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide S&P 500 Index Fund

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Year Ended October 31, 2002	$9.15	0.11	(1.51)	(1.40)	(0.11)
Year Ended October 31, 2003	$7.64	0.11	1.43	1.54	(0.11)
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)
Six Months Ended April 30, 2007 (Unaudited) (h)	$11.80	0.12	0.88	1.00	(0.12)
Local Fund Shares
Year Ended October 31, 2002	$9.17	0.11	(1.52)	(1.41)	(0.10)
Year Ended October 31, 2003	$7.66	0.12	1.42	1.54	(0.11)
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)
Year Ended October 31, 2006	$10.43	0.19	1.47	1.66	(0.18)
Six Months Ended April 30, 2007 (Unaudited)	$11.83	0.11	0.88	0.99	(0.11)
Service Class Shares
Year Ended October 31, 2002	$9.11	0.08	(1.50)	(1.42)	(0.08)
Year Ended October 31, 2003	$7.61	0.09	1.41	1.50	(0.08)
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)
Six Months Ended April 30, 2007 (Unaudited)	$11.75	0.09	0.87	0.96	(0.09)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Institutional Class Shares
Year Ended October 31, 2002	–	(0.11)	$7.64	(15.44%	)	$235,333	0.23%
Year Ended October 31, 2003	–	(0.11)	$9.07	20.39%		$620,598	0.23%
Year Ended October 31, 2004	–	(0.13)	$9.77	8.86%		$1,247,061	0.23%
Year Ended October 31, 2005	–	(0.19)	$10.41	8.55%		$2,007,290	0.23%
Year Ended October 31, 2006	(0.08)	(0.27)	$11.80	16.12%		$2,689,368	0.23%
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.05)	(0.17)	$12.63	8.49%		$1,661,739	0.22%
Local Fund Shares
Year Ended October 31, 2002	–	(0.10)	$7.66	(15.47%	)	$81	0.31%
Year Ended October 31, 2003	–	(0.11)	$9.09	20.26%		$97	0.30%
Year Ended October 31, 2004	–	(0.13)	$9.79	8.85%		$106	0.30%
Year Ended October 31, 2005	–	(0.19)	$10.43	8.45%		$115	0.30%
Year Ended October 31, 2006	(0.08)	(0.26)	$11.83	16.10%		$134	0.30%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.16)	$12.66	8.43%		$148	0.30%
Service Class Shares
Year Ended October 31, 2002	–	(0.08)	$7.61	(15.73%	)	$266,515	0.63%
Year Ended October 31, 2003	–	(0.08)	$9.03	19.89%		$413,554	0.63%
Year Ended October 31, 2004	–	(0.10)	$9.73	9.24%		$523,127	0.63%
Year Ended October 31, 2005	–	(0.15)	$10.36	8.06%		$578,102	0.63%
Year Ended October 31, 2006	(0.08)	(0.22)	$11.75	15.74%		$628,021	0.63%
Six Months Ended April 30, 2007 (Unaudited)	(0.05)	(0.14)	$12.57	8.24%		$669,473	0.63%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2002	1.37%	0.33%	1.27%	3.06%
Year Ended October 31, 2003	1.52%	0.30%	1.45%	1.30%
Year Ended October 31, 2004	1.45%	0.27%	1.41%	1.71%
Year Ended October 31, 2005	1.86%	0.28%	1.81%	5.28%
Year Ended October 31, 2006	1.73%	0.26%	1.71%	2.63%
Six Months Ended April 30, 2007 (Unaudited) (h)	1.95%	0.23%	1.95%	1.61%
Local Fund Shares
Year Ended October 31, 2002	1.25%	0.39%	1.17%	3.06%
Year Ended October 31, 2003	1.47%	0.37%	1.40%	1.30%
Year Ended October 31, 2004	1.38%	0.34%	1.34%	1.71%
Year Ended October 31, 2005	1.85%	0.35%	1.80%	5.28%
Year Ended October 31, 2006	1.67%	0.33%	1.65%	2.63%
Six Months Ended April 30, 2007 (Unaudited)	1.83%	0.30%	1.83%	1.61%
Service Class Shares
Year Ended October 31, 2002	0.94%	0.72%	0.85%	3.06%
Year Ended October 31, 2003	1.14%	0.70%	1.06%	1.30%
Year Ended October 31, 2004	1.05%	0.67%	1.01%	1.71%
Year Ended October 31, 2005	1.51%	0.67%	1.47%	5.28%
Year Ended October 31, 2006	1.35%	0.66%	1.32%	2.63%
Six Months Ended April 30, 2007 (Unaudited)	1.50%	0.63%	1.50%	1.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from January 30, 2007 (commencement of operations) through April 30, 2007.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

124 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Small Cap Index Fund

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$8.34	0.05	(1.07)	(1.02)	(0.05)
Year Ended October 31, 2003	$7.27	0.05	2.98	3.03	(0.05)
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)
Six Months Ended April 30, 2007 (Unaudited)	$13.47	0.10	0.76	0.86	(0.10)
Class B Shares
Period Ended October 31, 2002 (f)	$8.84	0.03	(1.59)	(1.56)	(0.03)
Year Ended October 31, 2003	$7.25	–	2.97	2.97	(0.01)
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	–
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)
Six Months Ended April 30, 2007 (Unaudited)	$13.36	0.06	0.76	0.82	(0.06)
Class C Shares
Period Ended October 31, 2003 (g)	$9.91	–	0.29	0.29	–
Year Ended October 31, 2004	$10.20	–	1.06	1.06	(0.01)
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)
Six Months Ended April 30, 2007 (Unaudited)	$13.33	0.06	0.75	0.81	(0.06)
Class R Shares
Period Ended April 30, 2007 (Unaudited) (h)	$12.81	0.03	0.40	0.43	(0.07)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	(0.05)	$7.27	(12.29%	)	$11,079	0.71%
Year Ended October 31, 2003	–	(0.05)	$10.25	41.89%		$42,343	0.69%
Year Ended October 31, 2004	(0.17)	(0.22)	$11.15	11.08%		$62,688	0.69%
Year Ended October 31, 2005	(0.45)	(0.55)	$11.90	11.67%		$65,751	0.69%
Year Ended October 31, 2006	(0.49)	(0.64)	$13.47	19.14%		$114,281	0.70%
Six Months Ended April 30, 2007 (Unaudited)	(1.28)	(1.38)	$12.95	6.56%		$134,947	0.69%
Class B Shares
Period Ended October 31, 2002 (f)	–	(0.03)	$7.25	(17.68%	)	$89	1.29%
Year Ended October 31, 2003	–	(0.01)	$10.21	40.98%		$249	1.29%
Year Ended October 31, 2004	(0.17)	(0.17)	$11.08	10.28%		$424	1.29%
Year Ended October 31, 2005	(0.45)	(0.48)	$11.82	10.98%		$444	1.29%
Year Ended October 31, 2006	(0.49)	(0.56)	$13.36	18.38%		$482	1.30%
Six Months Ended April 30, 2007 (Unaudited)	(1.28)	(1.34)	$12.84	6.20%		$464	1.30%
Class C Shares
Period Ended October 31, 2003 (g)	–	–	$10.20	2.93%		$21	1.29%
Year Ended October 31, 2004	(0.17)	(0.18)	$11.08	10.48%		$39	1.29%
Year Ended October 31, 2005	(0.45)	(0.50)	$11.80	10.99%		$200	1.29%
Year Ended October 31, 2006	(0.49)	(0.58)	$13.33	18.40%		$534	1.30%
Six Months Ended April 30, 2007 (Unaudited)	(1.28)	(1.34)	$12.80	6.24%		$614	1.30%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (h)	(0.23)	(0.30)	$12.94	3.86%		$1	0.67%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	0.71%		0.97%	0.45%		34.77%
Year Ended October 31, 2003	0.61%		0.83%	0.47%		25.63%
Year Ended October 31, 2004	0.56%		0.77%	0.48%		24.10%
Year Ended October 31, 2005	0.90%		0.77%	0.82%		24.14%
Year Ended October 31, 2006	1.21%		0.75%	1.17%		31.51%
Six Months Ended April 30, 2007 (Unaudited)	1.45%		0.69%	1.44%		5.79%
Class B Shares
Period Ended October 31, 2002 (f)	0.15%		1.55%	(0.11%	)	34.77%
Year Ended October 31, 2003	0.04%		1.44%	(0.11%	)	25.63%
Year Ended October 31, 2004	(0.04%	)	1.37%	(0.12%	)	24.10%
Year Ended October 31, 2005	0.28%		1.37%	0.21%		24.14%
Year Ended October 31, 2006	0.62%		1.35%	0.57%		31.51%
Six Months Ended April 30, 2007 (Unaudited)	0.83%		1.31%	0.82%		5.79%
Class C Shares
Period Ended October 31, 2003 (g)	0.07%		1.38%	(0.02%	)	25.63%
Year Ended October 31, 2004	(0.04%	)	1.37%	(0.12%	)	24.10%
Year Ended October 31, 2005	0.23%		1.37%	0.16%		24.14%
Year Ended October 31, 2006	0.53%		1.35%	0.49%		31.51%
Six Months Ended April 30, 2007 (Unaudited)	0.83%		1.31%	0.82%		5.79%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (h)	1.47%		0.71%	1.43%		5.79%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.

See accompanying notes to financial statements.

2007 Semiannual Report 125

Financial Highlights (Continued)
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Small Cap Index Fund

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Class Shares
Year Ended October 31, 2002	$8.38	0.08	(1.06)	(0.98)	(0.08)
Year Ended October 31, 2003	$7.32	0.08	3.00	3.08	(0.08)
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)
Six Months Ended April 30, 2007 (Unaudited) (i)	$13.59	0.12	0.76	0.88	(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Institutional Class Shares
Year Ended October 31, 2002	–	(0.08)	$7.32	(11.80%	)	$33,247	0.29%
Year Ended October 31, 2003	–	(0.08)	$10.32	42.49%		$99,904	0.29%
Year Ended October 31, 2004	(0.17)	(0.27)	$11.24	11.51%		$210,322	0.29%
Year Ended October 31, 2005	(0.45)	(0.60)	$12.00	12.11%		$348,509	0.29%
Year Ended October 31, 2006	(0.49)	(0.68)	$13.59	19.60%		$518,239	0.30%
Six Months Ended April 30, 2007 (Unaudited) (i)	(1.28)	(1.40)	$13.07	6.68%		$284,854	0.30%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss) to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2002	1.14%	0.58%	0.85%	34.77%
Year Ended October 31, 2003	1.04%	0.44%	0.89%	25.63%
Year Ended October 31, 2004	0.97%	0.37%	0.88%	24.10%
Year Ended October 31, 2005	1.28%	0.37%	1.21%	24.14%
Year Ended October 31, 2006	1.61%	0.35%	1.57%	31.51%
Six Months Ended April 30, 2007 (Unaudited) (i)	1.87%	0.31%	1.86%	5.79%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from March 9, 2007 (commencement of operations) through April 30, 2007.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

126 Semiannual Report 2007

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds”. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index,” formerly, “Gartmore Bond Index Fund”)
-	Nationwide International Index Fund (“International Index,” formerly, “Gartmore International Index Fund”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index,” formerly, “Gartmore Mid Cap Market Index Fund”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index,” formerly, “Gartmore S&P 500 Index Fund”)
-	Nationwide Small Cap Index Fund (“Small Cap Index,” formerly, “Gartmore Small Cap Index Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

2007 Semiannual Report 127

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty of Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

128 Semiannual Report 2007

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Swap Contracts

The Funds may engage in swap contracts in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap contracts. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller. As of April 30, 2007, the Funds did not have any swap contracts outstanding.

(g)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

2007 Semiannual Report 129

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statements of Investments.

As of April 30, 2007, the following Funds had securities with the following values on loan:

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral

Bond Index	$18,643,833	$18,861,533

International Index	439,461,238	461,678,630

Mid Cap Market Index	11,277,139	11,671,068

Small Cap Index	26,574,663	27,797,338

(j)	Distributions to Shareholders

Distributions from net investment income, if any, is declared daily and paid monthly for the Bond Index Fund and is declared and paid quarterly for all other Funds. For all Funds, distributed from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign gain/loss, paydowns and real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

130 Semiannual Report 2007

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,103,290,093	$2,407,132	$(6,552,152)	$(4,145,020)

International Index	2,077,884,455	805,777,136	(13,803,227)	791,973,909

Mid Cap Market Index	776,123,858	127,303,078	(21,607,296)	105,695,782

S&P 500 Index	2,093,492,767	450,014,687	(37,175,350)	412,839,337

Small Cap Index	421,017,605	45,405,497	(15,789,473)	29,616,024

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, except Bond Index, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Index Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust” (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, BlackRock Investment Management, LLC, for the Funds that NFA advises. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, NFA pays fees to the subadviser.

2007 Semiannual Report 131

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the six months ended April 30, 2007:

		Total
Fund	Fee Schedule	Fees

Bond Index	Up to $1.5 billion	0.22%
	On the next $1.5 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	On the next $1.5 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	On the next $1.5 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	On the next $1.5 billion	0.12%
	On the next $1.5 billion more	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	On the next $1.5 billion	0.19%
	On $3 billion and more	0.18%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $2,947,322 for the six months ended April 30, 2007.

NFA and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses no incurred in the ordinary course of the Fund’s business from exceeding the amounts listed in the table below until at least February 28, 2008:

Fund	Expense Caps	Amount

Bond Index (a)	All Classes	0.32%

International Index (a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index (a)	All Classes	0.30%

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC. (formerly, “Gartmore Distribution Services, Inc.” (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of

132 Semiannual Report 2007

NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Service	Local
Fund	Shares	Shares	Shares	Shares	Class Shares	Fund Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

International Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%	0.07%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2007, NFD received commissions of $23,311 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $4,351 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFA. NFA pays NFM from these fees for NFM’s services.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

2007 Semiannual Report 133

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each, applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS an affiliate NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Service Class, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2007, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Bond Index	$29,279

International Index	102,469

Mid Cap Market Index	140,173

S&P 500 Index	906,438

Small Cap Index	89,570

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $92,841.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

134 Semiannual Report 2007

For the six months ended April 30, 2007, the Funds had contributions to capital due to collection of redemption fees.

Fund	Amount

Bond Index	$803

International Index	4,982

Mid Cap Market Index	103

S&P 500 Index	4,266

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to 100,000,000 Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are a reduction of total expenses shown on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Bond Index	$1,512,989,031	$1,258,207,210

International Index	165,787,419	26,560,084

Mid Cap Market Index	119,976,792	113,853,016

S&P 500 Index	94,788,747	53,270,640

Small Cap Index	102,214,553	30,886,685

Purchases and sales of U.S. Government securities for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Bond Index	$1,305,088,879	$17,590,852

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

2007 Semiannual Report 135

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements—On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

10. Other

During the six months ended April 30, 2007, the Bond Index Fund, Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $1,412,594,323, $609,836,722, $1,387,369,746 and $320,668,228 for the Bond Index Fund, Mid Cap Index Fund, S&P 500 Index Fund, and Small Cap Index Fund respectively. For financial reporting purposes, the Bond Index Fund, Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund recorded net realized gains (losses) of ($5,987,093), $146,024,439, $362,895,382 and $63,889,918, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

136 Semiannual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

2007 Semiannual Report 137

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

138 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

2007 Semiannual Report 139

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

140 Semiannual Report 2007

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” ), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”,) cast in person at a meeting called for the purpose of voting on such approval.

The Board meets quarterly and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees considers at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including the services and support provided to the Fund and its shareholders.

On December 6, 2006, the Independent Trustees first met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning February 28, 2007. Immediately following such meeting of the Independent Trustees, all Trustees met in person with Adviser, Trust counsel, Independent Legal Counsel and others to consider such matters, and give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 6 and 7, 2006 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 6 and 7, 2006 meeting the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2006) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, (ii) information from Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2006) compared with the Fund’s benchmark and Lipper categories, (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2006, and annual performance for the year ended November 30, 2006, (v) reports from Adviser describing, on a Fund-by-Fund basis, Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of Adviser’s methodology in calculating its profitability, (vi) information from Adviser describing, on a Fund-by-Fund basis, any fees paid to Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to Adviser’s affiliates for serving as the Trust’s administrator, fund accountant and transfer agent.

At the December 6 and 7, 2006 meeting, the Trustees reviewed, considered and discussed, among themselves and with Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and: (i) the nature, extent and quality of services provided by Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by Adviser under the Advisory Agreement and the profits realized by Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group funds to their investment advisers and paid by non-affiliated institutional clients to Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover

2007 Semiannual Report 141

Supplemental Information (Unaudited) (Continued)

rates, and other benefits from the allocation of brokerage; the financial condition and stability of Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 6 and 7, 2006 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 11, 2007.

At the January 11, 2007 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by Adviser in follow-up from the December 6 and 7, 2006 Board meeting and, after consulting among themselves, and with Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Bond Index Fund

The Board considered that the Fund underperformed the Fund’s benchmark, the Lehman US Aggregate Bond Index, for the one-, three- and five-year periods, but had performed in line with the benchmark on a gross basis. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fourth quintile of the Performance Group constructed by Lipper over the one-year period, in the third quintile over the two-year period, and in the fifth quintile over the three-, four-, and five-year periods. The Board also considered that the Fund’s portfolio manager had changed in September 2006 and noted that recent performance has shown improvement. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group. The Trustees found that the Fund’s contractual advisory fee compared with peer group funds was relatively high, but within the range of the peer group of funds. The Board also considered that the Fund’s total expenses were relatively high compared with its Lipper-constructed Expense Group, with the Fund in the fourth quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide International Index Fund

The Board considered that the Fund underperformed the Fund’s benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the third quintile of the Performance Group constructed by Lipper over the one-and two-year periods, in the second quintile over the three-year period, in the third quintile over the four-year period, and the fourth quintile over the five-year period. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

142 Semiannual Report 2007

The Board also considered the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses compared with its Lipper-constructed Expense Group were slightly less than the median. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Mid Cap Market Index Fund

The Board considered that the Fund underperformed the Fund’s benchmark, the S&P Midcap 400 Index, for the one-, three-, and five-year periods, but performed in line with the benchmark on a gross basis. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fifth quintile of the Performance Group constructed by Lipper over the one-, two-, three-, four-, and five-year periods. The Board considered that the performance of the Class A shares of the Fund had ranked in the fourth quintile of the Performance Universe over the one-year period, and the third quintile over the two-, three-, four-, and five-year periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to improve relative longer-term performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were below the median of its Lipper-constructed Expense Group, with the Fund in the fourth quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide S&P 500 Index Fund

The Board considered that the Fund underperformed the Fund’s benchmark, the S&P 500 Index, for the one-, three-, and five-year periods, but performed in line with the benchmark on a gross basis. The Board also considered that the performance of the Class A shares of the Fund had ranked in the second quintile of the Performance Group constructed by Lipper over the one-year period, and in the first quintile over the two-, three-, four-, and five-year periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders .

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group, lower than the median of the Expense Group. The Board also considered that the Fund’s total expenses were low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and, based in part on the

2007 Semiannual Report 143

Supplemental Information (Unaudited) (Continued)

adviser’s representation that profitability is not expected to continue at the level reported, determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Nationwide Small Cap Index Fund

The Board considered that the Fund underperformed the Fund’s benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods, but performed in line with the benchmark on a gross basis. The Board also considered that the performance of the Class A shares of the Fund had ranked in the second quintile of the Performance Group constructed by Lipper over the one-year period, in the third quintile over the two- and three-year periods, in the second quintile over the four-year period, and the third quintile over the five-year period. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser and subadviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group, equal to the median of the Expense Group. The Board also considered that the Fund’s total expenses were slightly less than the median, with the Fund in the third quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement (and, if applicable, Sub-Advisory Agreement) with respect to each Fund above, should be renewed.

B. Approval of New Advisory Agreement

At its January 11, 2007 meeting, the Board also unanimously approved a new investment advisory agreement (the “New Agreement”) for each Fund with Nationwide Fund Advisors, (“NFA”) the then-current adviser to each of the Funds to become effective upon the closing of the acquisition of NFA by Nationwide Financial Services, Inc. (“NFS”) from Nationwide Corporation (“NWC”) which closed on April 30, 2007 (the “Transaction”). In approving the New Agreement, the Board considered NFA’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with NFA’s senior management with respect to the Funds, including the information provided by management at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007. In addition, the Board also considered NFS’ announced intentions, over time, that NFA will operate exclusively as “manager of managers” in which NFA, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund.

The Board also considered the capabilities of NFA and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio management services to the Funds should any of the current portfolio mangers elect to terminate their employment with NFA and/or not become employed by an existing or new subadviser for a Fund. In this regard, NFA advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage such Fund, reasonable efforts are being made by NFA to achieve this result. Assuming however that these portfolio managers become employed by an unaffiliated subadviser, NFA, subject to Board approval, has stated its intention to hire such subadviser(s) under the Manager of Managers Exemptive Order that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”) without obtaining shareholder approval. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by NFA were appropriate for the Funds in light of each Fund’s investment

144 Semiannual Report 2007

objective, and, thus, supported a decision to approve the New Agreement. The Board submitted the New Agreement to each Fund’s shareholders for their approval. A Special Meeting of Shareholders of the Trust was held on April 23, 2007 and several adjournments have been taken with respect to certain Funds of the Trust. As of the date of this report, three of the above-referenced Funds have not approved the New Agreement.

C. Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

* This meeting was previously adjourned on April 23, 2007.

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide

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Supplemental Information (Unaudited) (Continued)

Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

Nationwide Optimal Allocations Fund:
Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

146 Semiannual Report 2007

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

*	This meeting was previously adjourned on April 23, 2007.

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice — first on April 23, 2007 and again on April 25, 2007.

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

	Shares Voted	Shares Voted	Shares	Broker
	For	Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times — first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between

2007 Semiannual Report 147

Supplemental Information (Unaudited) (Continued)

Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

148 Semiannual Report 2007

Key Investment Terminology

In an effort to help you better understand the many investment-related concepts presented in periodic reports, we have defined the following terms:

Asset allocation—the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities—fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets — such as credit card receivables or auto leases — that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds—debt obligations issued by companies, governments and other issuers.

Callable bonds—also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price—See “Price-to-cash-flow ratio” below.

Commercial paper—short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock—securities representing shares of ownership of a company.

Consumer Price Index (CPI) — an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities—debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds—debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation—a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa (that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative—a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio—a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield—another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration—related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries—developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities—securities that represent an ownership interest in the issuer. These include common stock, preferred stock, securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs)—introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate—the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible for setting a target for this rate, but the rate itself is set daily by

2007 Semiannual Report 149

the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities—securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP)—a commonly used indicator of a country’s economic health. Gross domestic product is a number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style—a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds—fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation—the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps—an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds—bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

Investment grade—the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2005.

Leveraged buyout—the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position—a security owned by a Fund in anticipation that the security’s price will increase.

Market capitalization—a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index—an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity—the time at which the principal amount of a bond is scheduled to be returned to investors.

Mid-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2005.

Mortgage-backed securities—fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations—fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds—bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

Operating margin—a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid.

150 Semiannual Report 2007

An increasing operating margin means that a company is earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index—also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio—a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/E) ratio—a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/ E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/ E ratio is high.

Short sale—the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

Spread sectors/spread product—the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS)—these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities—debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities—debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

Valuation—the process of determining the current worth of an asset or company.

Value style—a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility—a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve—a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

2007 Semiannual Report 151

SemiannualReport

April 30, 2007 (Unaudited)

Contents

2	Message to Shareholders
Core Asset Allocation Series*
8	Nationwide Investor Destinations Aggressive Fund
14	Nationwide Investor Destinations Moderately Aggressive Fund
20	Nationwide Investor Destinations Moderate Fund
26	Nationwide Investor Destinations Moderately Conservative Fund
32	Nationwide Investor Destinations Conservative Fund

58	Nationwide Optimal Allocations Fund: Growth**
64	Nationwide Optimal Allocations Fund: Moderate
70	Nationwide Optimal Allocations Fund: Moderate Growth***
76	Nationwide Optimal Allocations Fund: Specialty
82	Nationwide Optimal Allocations Fund: Defensive

107	Notes to Financial Statements

*	Prior to May 1, 2007, each Fund was known as a Gartmore Fund.
**	Prior to February 28, 2007, the Fund was named Gartmore Optional Allocations Fund: Aggressive.
***	Prior to February 28, 2007, the Fund was named Gartmore Optional Allocations Fund: Moderately Aggressive.
Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
April 30, 2007

Dear Fellow Shareholder:

Since I last wrote to you, our mutual funds have enjoyed another period of solid performance, and the corporate realignment that was in progress has been completed. As of May 1, 2007, Nationwide Financial Services, Inc. completed its acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Also effective on that date, our name was changed to Nationwide Funds Group, and the Gartmore Funds were renamed the Nationwide Funds to better align with the Nationwide brand. Once again, I’d like to emphasize that, although our corporate ownership and fund names have changed, it is our intention to maintain as much continuity as possible with key personnel.

Market Overview

The six-month reporting period that ended April 30, 2007, saw healthy gains in most broad-based stock indexes, both in the United States and abroad. In the U.S., stable interest rates and modest inflation helped to boost share prices despite a marked slowing in the overall pace of economic growth. One drag on growth came from the subprime mortgage industry due to an unusually high number of delinquencies and defaults. More broadly, slumping sales and softening prices hampered the markets for both new and existing homes. Evidence was scant, however, that the weakness in housing was spreading to the rest of the economy.

The stock market suffered a significant setback only once during the reporting period—late in February, when a plunge in China’s stocks triggered a similar reaction in other global markets. After a brief period of market choppiness, however, a broad and vigorous rebound in share prices occurred that took the Dow Jones Industrial Average to new all-time highs, while both the Standard & Poor’s (S&P) 500® Index and the technology-laden Nasdaq Composite Index posted fresh six-year highs. For the reporting period, the S&P 500 Index recorded a return of 8.60%. Meanwhile, a depreciating U.S. dollar helped boost the performance of foreign stocks, as evidenced by the 15.68% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. Emerging markets such as China and India, where economic growth was particularly robust, posted even better returns.

In the bond market, the yield curve stayed slightly inverted; yields of 3-month Treasury bills remained above those of 10-year Treasury bonds, partly due to bond investors’ expectations that the U.S. economy would achieve a so-called “soft landing”—a mild slowdown without a recession. Relatively stable yields, together with the contribution from coupon payments, enabled the Lehman Brothers Aggregate Bond Index to post a return of 2.63% for the reporting period.

Funds in the Spotlight

I’m proud to report that two of our mutual funds recently distinguished themselves by winning Lipper Fund Awards, which recognize funds that have, as the Lipper puts it, “...excelled in delivering consistently strong risk-adjusted performance relative to their peers.” Based on data covering the three years ended December 31, 2006, the Gartmore Small Cap Fund (Institutional Service Class: GSXIX, renamed the “Nationwide Small Cap Fund” on May 1, 2007), managed by the team of Chuck Purcell, Bill Gerlach, and Gary Haubold, won in the “Small-Cap Core Fund” category, topping a field of 533 small-cap core funds. Also distinguishing itself was the Gartmore Worldwide Leaders Fund (Institutional Service Class: GLLSX, renamed the “Nationwide Worldwide Leaders Fund” on May 1, 2007), which was recognized as the winner in the “Global Large-Cap Core Fund” category for the second year in a row. Managed by the team of Neil Rogan, Ben Walker, and Brian ONeill, the Fund was selected from among 51 global large-cap core funds.

We at Nationwide Funds Group are gratified to have won these awards and are pleased with the overall competitive performance of the funds in the Nationwide Funds® family, yet we also are acutely aware that we cannot rest on our laurels. Our objective at Nationwide Funds Group is to maintain and even to improve on the high standards which we place on ourselves.

John H. Grady
President and Chief Executive Officer
Nationwide Funds Group

2 Semiannual Report 2007

Fund Disclosure

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Nationwide funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide Enhanced Income Fund (a short-term fixed-income fund), the Nationwide Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Nationwide Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investment strategies and asset classes, primarily by investing in underlying Nationwide funds. Each fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each fund’s underlying funds are subject to specific investment risks such as those associated with a concentrated market-sector or asset class-focused portfolio (such as REITs), small companies, international securities, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

The Nationwide Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500® Index and 5% Lehman Brothers U.S. Aggregate Index.

The Nationwide Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index.

The Nationwide Investor Destinations Moderate Fund benchmark consists of 60% S&P 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index.

The Nationwide Investor Destinations Moderately Conservative Fund benchmark consists of 40% S&P 500® Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index.

The Nationwide Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index.

The Nationwide Optimal Allocations Fund: Growth (formerly Aggressive) benchmark consists of 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers U.S. Aggregate Index.

The Nationwide Optimal Allocations Fund: Moderate Growth (formerly Moderately Aggressive) benchmark consists of 60% S&P 500® Index, 20% MSCI EAFE® Index and 20% Lehman Brothers U.S. Aggregate Index.

The Nationwide Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500® Index, 20% MSCI EAFE® Index and 40% Lehman Brothers U.S. Aggregate Index.

The Nationwide Optimal Allocations Fund: Specialty benchmark consists of 70% S&P 500® Index and 30% MSCI EAFE® Index.

The Nationwide Optimal Allocations Fund: Defensive benchmark consists of 35% S&P 500® Index, 55% Lehman Brothers U.S. Aggregate Index and 10% MSCI EAFE® Index.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

2007 Semiannual Report 3

Message to Shareholders
Continued

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

Sales charge and fee information:

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Class A shares have a maximum sales charge (load) of 5.75% imposed on purchases (as a percentage of offering price). As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. Up to a 0.25% 12b-1 fee applies.

Sales charge and fee information:

Nationwide Optimal Allocations Fund: Growth

Nationwide Optimal Allocations Fund: Moderate

Nationwide Optimal Allocations Fund: Moderate Growth

Nationwide Optimal Allocations Fund: Specialty

Nationwide Optimal Allocations Fund: Defensive

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Key Investment Terminology

Asset allocation— the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities— fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets—such as credit card

4 Semiannual Report 2007

receivables or auto leases—that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds— debt obligations issued by companies, governments and other issuers.

Callable bonds— also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price— See “Price-to-cash-flow ratio” below.

Commercial paper— short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock— securities representing shares of ownership of a company.

Consumer Price Index (CPI)— an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities— debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds— debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation— a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa (that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative— a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio— a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield— another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration— related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries— developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities— securities that represent an ownership interest in the issuer. These include common stock, preferred stock, securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs)— introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate— the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible for setting a target for this rate, but the rate itself is set daily by the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities— securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP)— a commonly used indicator of a country’s economic health. Gross domestic product is a

2007 Semiannual Report 5

Message to Shareholders
Continued

number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style— a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds— fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation— the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps— an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds— bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

Investment grade— the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2006.

Leveraged buyout— the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position— a security owned by a Fund in anticipation that the security’s price will increase.

Market capitalization— a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index— an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity— the time at which the principal amount of a bond is scheduled to be returned to investors.

Mid-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2006.

Mortgage-backed securities— fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations— fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds— bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

Operating margin— a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid. An increasing operating margin means that a company is

6 Semiannual Report 2007

earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index— also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio— a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/E) ratio— a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/E ratio is high.

Short sale— the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2006.

Spread sectors/spread product— the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return— investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS)— these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities— debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities— debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

Valuation— the process of determining the current worth of an asset or company.

Value style— a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility— a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve— a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

2007 Semiannual Report 7

Nationwide Investor Destinations Aggressive Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) returned 10.14% versus 8.30% for its benchmark, which consists of 95% S&P 500® Index and 5% Lehman Brothers Aggregate Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds (consisting of 125 funds as of April 30, 2007) was 11.29%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. All 10 of the sectors in the equity portion of the benchmark finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing”— that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

The Fund is a diversified “fund of funds” designed as an asset allocation investment option for an investor with an aggressive risk profile. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Funds: Aggressive

Performance Ended April 30, 2007

		Target
		Allocation	6-Month
Asset Classes	Underlying Investments*	Ranges**	Returns**

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%-45%	8.49%

International Stocks	Nationwide International Index Fund	25%-35%	14.70%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%-20%	11.88%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%-15%	6.68%

Bonds	Nationwide Bond Index Fund	0%-10%	2.49%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

*	Institutional share class returns except for Nationwide Contract.
**	Fund target allocation ranges and 6-month returns are as of April 30, 2007 and are subject to change at any time without notice.

What areas of investment provided the most positive returns for the Fund?

With an approximately 30% allocation by the Fund to the international stock markets, the Nationwide International Index Fund’s return of 14.70% provided the greatest positive contribution to the Fund during the reporting period.

What areas detracted from Fund performance?

While none of the Fund’s underlying funds posted negative returns during the reporting period, the Nationwide Bond Index Fund generated the least positive contribution, returning a relatively modest 2.49%.

8 Semiannual Report 2007

Nationwide Investor Destinations Aggressive Fund

What is your outlook for the near term?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments, while including a position in bonds, with the goal of adding income and reducing volatility.

Portfolio Manager: William H. Miller

2007 Semiannual Report 9

Nationwide Investor Destinations Aggressive Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	10.14%	13.72%	10.66%	3.97%	0.75%
	w/SC3	3.78%	7.19%	9.35%	3.10%

Class B	w/o SC2	9.76%	12.94%	9.89%	3.24%	1.49%
	w/SC4	4.76%	7.94%	9.62%	3.24%

Class C5	w/o SC2	9.68%	12.86%	9.87%	3.22%	1.49%
	w/SC6	8.68%	11.86%	9.87%	3.22%

Class R [7,8]		9.94%	13.36%	10.32%	3.52%	1.19%

Institutional Class [7,9]		10.34%	14.03%	10.83%	4.09%	0.49%

Service Class[7]		10.08%	13.67%	10.55%	3.91%	0.89%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10 Semiannual Report 2007

Nationwide Investor Destinations Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Investor Destinations			Account Value,	Account Value,	During	Expense
Aggressive Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,101.40	$2.29	0.44%
	Hypothetical	[1]	$1,000.00	$1,022.82	$2.21	0.44%

Class B	Actual		$1,000.00	$1,097.60	$6.14	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

Class C	Actual		$1,000.00	$1,096.80	$6.13	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

Class R	Actual		$1,000.00	$1,099.40	$4.27	0.82%
	Hypothetical	[1]	$1,000.00	$1,020.93	$4.12	0.82%

Institutional Class	Actual		$1,000.00	$1,103.40	$0.89	0.17%
	Hypothetical	[1]	$1,000.00	$1,024.16	$0.85	0.17%

Service Class	Actual		$1,000.00	$1,100.80	$2.86	0.55%
	Hypothetical	[1]	$1,000.00	$1,022.27	$2.76	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 11

Nationwide Investor Destinations Aggressive Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	100.0%

100.0%

Asset Allocation Detail

Equity Funds	95.0%
Fixed Income Funds	5.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	40.1%
Nationwide International Index Fund, Institutional Class	30.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.9%
Nationwide Small Cap Index Fund, Institutional Class	9.9%
Nationwide Bond Index Fund, Institutional Class	5.0%

100.0%

12 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds (100.0%) (a)

	Shares	Value

Equity Funds (95.0%)
Nationwide International Index Fund, Institutional Class	28,058,904	$327,727,995
Nationwide Mid Cap Market Index Fund, Institutional Class	10,218,001	162,977,118
Nationwide S&P 500 Index Fund, Institutional Class	34,576,871	436,705,884
Nationwide Small Cap Index Fund, Institutional Class	8,257,139	107,920,808

		1,035,331,805

Fixed Income Fund (5.0%)
Nationwide Bond Index Fund, Institutional Class	5,105,481	55,139,199

Total Investments (Cost $896,306,420) (b) — 100.0%		1,090,471,004
Liabilities in excess of other assets — 0.0%		(399,476)

NET ASSETS — 100.0%		$1,090,071,528

(a)	Investment in affiliate

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 13

Nationwide Investor Destinations
Moderately Aggressive Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 20, 2007, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 9.06% versus 7.40% for its composite benchmark, which consists of 80% Standard & Poor’s (S&P) 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 642 funds as of April 30, 2007) was 7.59%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. All 10 sectors in the equity portion of the benchmark finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing”— that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

Long-term bond yields traded in a relatively narrow range during the reporting period and, despite ample volatility within that range, ended the period little changed. Overall, financial conditions stayed fairly balanced, with moderate economic activity and relatively tame inflationary pressures. The federal funds rate remained at 5.25% on April 30, 2007, where this rate has been since June 2006.

The Fund is a diversified “fund of funds” designed as an asset allocation investment option for an investor with a moderately aggressive risk profile. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

		Target
		Allocation	6-Month
Asset Classes	Underlying Investments*	Ranges**	Returns**

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%-40%	8.49%

International Stocks	Nationwide International Index Fund	20%-30%	14.70%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%-20%	11.88%

Bonds	Nationwide Bond Index Fund	10%-20%	2.49%

Short-Term Bonds	Nationwide Contract	0%-10%	1.92%

Small-Cap Stocks	Nationwide Small Cap Index Fund	0%-10%	6.68%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

*	Institutional share class returns except for Nationwide Contract.
**	Fund target allocation ranges and 6-month returns are as of April 30, 2007 and are subject to change at any time and without notice.

What areas of investment provided the most positive returns for the Fund?

With an approximately 25% allocation by the Fund to the international stock markets, the Nationwide International Index Fund’s return of 14.70% provided the greatest positive contribution to the Fund during the reporting period.

What areas detracted from Fund performance?

While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximately 15% allocation by the Fund to the Nationwide Bond Index Fund was

14 Semiannual Report 2007

Nationwide Investor Destinations Moderately Aggressive Fund

the most significant drag on overall performance, returning a relatively modest 2.49%.

What is your outlook for the near term?

We believe that the Fund’s blend of substantially equity-oriented allocations across the major asset classes position the Fund well to deliver the potential for strong long-term, risk-adjusted returns for the moderately aggressive investor.

Portfolio Manager: William H. Miller

2007 Semiannual Report 15

Nationwide Investor Destinations Moderately Aggressive Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	9.06%	12.62%	9.63%	4.27%	0.75%
	w/SC3	2.79%	6.10%	8.34%	3.40%

Class B	w/o SC2	8.61%	11.80%	8.83%	3.52%	1.48%
	w/SC4	3.61%	6.80%	8.54%	3.52%

Class C5	w/o SC2	8.62%	11.69%	8.88%	3.55%	1.48%
	w/SC6	7.62%	10.69%	8.88%	3.55%

Class R7,8		8.77%	12.26%	9.24%	3.79%	1.18%

Institutional Class[7,9]		9.10%	12.81%	9.70%	4.33%	0.48%

Service Class[7]		8.92%	12.40%	9.50%	4.20%	0.88%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Aggressive Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB U.S. Aggregate Bond (15%) and the Citigroup 3-Month T Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 Semiannual Report 2007

Nationwide Investor Destinations Moderately Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Investor Destinations			Account Value,	Account Value,	During	Expense
Moderately Aggressive Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,090.60	$2.28	0.44%
	Hypothetical	[1]	$1,000.00	$1,022.82	$2.21	0.44%

Class B	Actual		$1,000.00	$1,086.10	$6.10	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

Class C	Actual		$1,000.00	$1,086.20	$6.10	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

Class R	Actual		$1,000.00	$1,087.70	$4.24	0.82%
	Hypothetical	[1]	$1,000.00	$1,020.93	$4.12	0.82%

Institutional Class	Actual		$1,000.00	$1,091.00	$0.83	0.16%
	Hypothetical	[1]	$1,000.00	$1,024.21	$0.80	0.16%

Service Class	Actual		$1,000.00	$1,089.20	$2.80	0.54%
	Hypothetical	[1]	$1,000.00	$1,022.32	$2.71	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 17

Nationwide Investor Destinations Moderately Aggressive Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	95.7%
Fixed Contracts	4.3%

100.0%

Asset Allocation Detail

Equity Funds	79.9%
Fixed Income Funds	15.8%
Fixed Contracts	4.3%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	35.1%
Nationwide International Index Fund, Institutional Class	25.0%
Nationwide Bond Index Fund, Institutional Class	15.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.9%
Nationwide Small Cap Index Fund, Institutional Class	4.9%
Nationwide Fixed Contract, 3.90%	4.3%
Nationwide Enhanced Income Fund, Institutional Class	0.7%

100.0%

18 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds (95.7%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (79.9%)
Nationwide International Index Fund, Institutional Class	36,523,994	$426,600,255
Nationwide Mid Cap Market Index Fund, Institutional Class	15,987,732	255,004,333
Nationwide S&P 500 Index Fund, Institutional Class	47,422,493	598,946,082
Nationwide Small Cap Index Fund, Institutional Class	6,457,528	84,399,890

		1,364,950,560

Fixed Income Funds (15.8%)
Nationwide Bond Index Fund, Institutional Class	23,839,369	257,465,184
Nationwide Enhanced Income Fund, Institutional Class	1,388,710	12,706,697

		270,171,881

Total Mutual Funds (Cost $1,360,336,413)		1,635,122,441

Fixed Contract (4.3%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 3.90%	$73,027,163	$73,027,163

Total Investments (Cost $1,433,363,576) (c) — 100.0%		1,708,149,604
Liabilities in excess of other assets — 0.0%		(794,622)

NET ASSETS — 100.0%		$1,707,354,982

(a)	Investment in affiliate

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees. (See Note 2(a))

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 19

Nationwide Investor Destinations Moderate Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) returned 6.96% versus 6.20% for its composite benchmark, which consists of 60% Standard & Poor’s (S&P) 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 642 funds as of April 30, 2007) was 7.59%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. All 10 of sectors in the equity portion of the benchmark finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

Long-term bond yields traded in a relatively narrow range during the reporting period and, despite ample volatility within that range, ended the period little changed. Overall, financial conditions stayed fairly balanced, with moderate economic activity and relatively tame inflationary pressures. The federal funds rate remained at 5.25% on April 30, 2007, where it has been since June 2006.

The Fund is a diversified “fund of funds” designed as an asset allocation investment option for an investor with a moderate risk profile. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Funds: Moderate

Performance Ended April 30, 2007

		Target
	Underlying	Allocation	6-Month
Asset Classes	Investment*	Ranges**	Return**

Large-Cap Stocks	Nationwide S&P 500 Index Fund	25%-35%	8.49%

Bonds	Nationwide Bond Index Fund	20%-30%	2.49%

Short-Term Bonds	Nationwide Contract	5%-15%	1.92%

International Stocks	Nationwide International Index Fund	10%-20%	14.70%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%-15%	11.88%

Small-Cap Stocks	Nationwide Small Cap Index Fund	0%-10%	6.68%

Short-Term Investments	Nationwide Enhanced Income Fund	0%-10%	2.41%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

*	Institutional share class returns except for Nationwide Contract.

**	Fund target allocation ranges and 6-month returns are as of April 30, 2007 and are subject to change at any time and without notice.

20 Semiannual Report 2007

Nationwide Investor Destinations Moderate Fund

What areas of investment provided the most positive returns for the Fund?

With an allocation by the Fund to international stocks of approximately 15%, the 14.70% return of the Nationwide International Index Fund provided the greatest positive contribution to the Fund during the reporting period.

What areas detracted from Fund performance?

While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximately 25% allocation by the Fund to the Nationwide Bond Index Fund was the most significant drag on overall Fund performance, returning a relatively modest 2.49%. It is important to note, however, that the sizable presence of bonds in this Fund plays an important role in terms of diversification and risk management.

What is your outlook for the near term?

We believe that the Fund’s blend of equity and fixed-income-oriented allocations across the major asset classes position the Fund well to deliver the potential for higher long-term, risk-adjusted returns for the moderate investor.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 21

Nationwide Investor Destinations Moderate Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	6.96%	10.61%	7.92%	4.34%	0.75%
	w/SC3	0.80%	4.29%	6.66%	3.47%

Class B	w/o SC2	6.53%	9.79%	7.14%	3.60%	1.47%
	w/SC4	1.53%	4.79%	6.84%	3.60%

Class C5	w/o SC2	6.56%	9.84%	7.13%	3.59%	1.47%
	w/SC6	5.56%	8.84%	7.13%	3.59%

Class R [7,8]		6.75%	10.13%	7.52%	3.85%	1.17%

Institutional Class[7,9]		6.99%	10.78%	8.00%	4.42%	0.47%

Service Class[7]		6.90%	10.48%	7.79%	4.27%	0.84%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderate Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB U.S. Aggregate Bond (25%) and Citigroup 3-Month T Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Semiannual Report 2007

Nationwide Investor Destinations Moderate Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Investor Destinations			Account Value,	Account Value,	During	Expense
Moderate Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,069.60	$2.26	0.44%
	Hypothetical	[1]	$1,000.00	$1,022.82	$2.21	0.44%

Class B	Actual		$1,000.00	$1,065.30	$6.04	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

Class C	Actual		$1,000.00	$1,065.60	$6.04	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.18%

Class R	Actual		$1,000.00	$1,067.50	$4.15	0.81%
	Hypothetical	[1]	$1,000.00	$1,020.98	$4.07	0.81%

Institutional Class	Actual		$1,000.00	$1,069.90	$0.82	0.16%
	Hypothetical	[1]	$1,000.00	$1,024.21	$0.80	0.16%

Service Class	Actual		$1,000.00	$1,069.00	$2.98	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.12	$2.91	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 23

Nationwide Investor Destinations Moderate Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	89.8%
Fixed Contracts	10.2%

100.0%

Asset Allocation Detail

Equity Funds	60.2%
Fixed Income Funds	29.6%
Fixed Contracts	10.2%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.3%
Nationwide Bond Index Fund, Institutional Class	24.9%
Nationwide International Index Fund, Institutional Class	15.0%
Nationwide Fixed Contract, 3.90%	10.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Small Cap Index Fund, Institutional Class	4.9%
Nationwide Enhanced Income Fund, Institutional Class	4.7%

100.0%

24 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds (89.8%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (60.2%)
Nationwide International Index Fund, Institutional Class	21,503,231	$251,157,733
Nationwide Mid Cap Market Index Fund, Institutional Class	10,437,401	166,476,540
Nationwide S&P 500 Index Fund, Institutional Class	40,072,858	506,120,201
Nationwide Small Cap Index Fund, Institutional Class	6,309,317	82,462,777

		1,006,217,251

Fixed Income Funds (29.6%)
Nationwide Bond Index Fund, Institutional Class	38,593,842	416,813,497
Nationwide Enhanced Income Fund, Institutional Class	8,627,120	78,938,149

		495,751,646

Total Mutual Funds (Cost $1,301,261,147)		1,501,968,897

Fixed Contract (10.2%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 3.90%	$170,915,306	$170,915,306

Total Investments (Cost $1,472,176,453) (c) — 100.0%		1,672,884,203
Other assets in excess of liabilities — 0.0%		352,122

NET ASSETS — 100.0%		$1,673,236,325

(a)	Investment in affiliate

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees. (See Note 2(a))

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 25

Nationwide Investor Destinations
Moderately Conservative Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 5.59% versus 4.99% for its composite benchmark, which consists of 40% Standard & Poor’s (S&P) 500® Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 467 funds as of April 30, 2007) was 6.71%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. All 10 of the sectors in the equity portion of the benchmark finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing”— that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

Long-term bond yields traded in a relatively narrow range during the reporting period and, despite ample volatility within that range, ended the period little changed. Overall, financial conditions stayed fairly balanced, with moderate economic activity and relatively tame inflationary pressures. The federal funds rate remained at 5.25% on April 30, 2007, where this rate has been since June 2006.

The Fund is a diversified “fund of funds” designed as an asset allocation investment option for an investor with a moderately conservative risk profile. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each of these underlying funds performed during the reporting period.

Nationwide Investor Destinations Funds: Moderately Conservative

Performance Ended April 30, 2007

		Target
		Allocation	6-Month
Asset Classes	Underlying Investments*	Ranges**	Returns**

Bonds	Nationwide Bond Index Fund	30%-40%	2.49%

Short-Term Bonds	Nationwide Contract	10%-20%	1.92%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	15%-25%	8.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%-15%	11.88%

International Stocks	Nationwide International Index Fund	5%-15%	14.70%

Short-Term Investments	Nationwide Enhanced Income Fund	5%-15%	2.41%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

*	Institutional share class returns except for Nationwide Contract.
**	Fund target allocation ranges and 6-month returns are as of April 30, 2007 and are subject to change at any time without notice.

26 Semiannual Report 2007

Nationwide Investor Destinations Moderately Conservative Fund

What areas of investment provided the most positive returns for the Fund?

With allocations by the Fund to the large-cap stock and international stock markets of approximately 20% and 10%, respectively, the returns of the Nationwide S&P 500 Index Fund at 8.49% and the Nationwide International Index Fund at 14.70% provided the greatest positive contributions to the Fund during the reporting period.

What areas detracted from Fund performance?

While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximately 35% allocation to the Nationwide Bond Index Fund was the lowest contributor to overall Fund performance, returning a relatively modest 2.49%. It is important to note, however, that the sizable presence of bonds in this underlying Fund plays an important role in terms of diversification and risk management.

What is your outlook for the near term?

We believe that the Fund’s blend of fixed-income and equity-oriented allocations across the major asset classes position the Fund well to deliver the potential for strong long-term, risk-adjusted returns for the moderately conservative investor.

Portfolio Manager: William H. Miller

2007 Semiannual Report 27

Nationwide Investor Destinations Moderately Conservative Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	5.59%	9.01%	6.47%	4.35%	0.76%
	w/SC3	-0.49%	2.72%	5.22%	3.48%

Class B	w/o SC2	5.11%	8.12%	5.76%	3.66%	1.48%
	w/SC4	0.11%	3.12%	5.44%	3.66%

Class C5	w/o SC2	5.22%	8.13%	5.77%	3.66%	1.48%
	w/SC6	4.22%	7.13%	5.77%	3.66%

Class R [7,8]		5.30%	8.59%	6.20%	3.96%	1.18%

Institutional Class[7,9]		5.67%	9.21%	6.62%	4.48%	0.48%

Service Class[7]		5.41%	8.73%	6.37%	4.30%	0.88%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of LB U.S. Aggregate Bond (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

28 Semiannual Report 2007

Nationwide Investor Destinations Moderately Conservative Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Investor Destinations			Account Value,	Account Value,	During	Expense
Moderately Conservative Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,055.90	$2.29	0.45%
	Hypothetical	[1]	$1,000.00	$1,022.77	$2.26	0.45%

Class B	Actual		$1,000.00	$1,051.10	$6.05	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%

Class C	Actual		$1,000.00	$1,052.20	$6.06	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.19%

Class R	Actual		$1,000.00	$1,053.00	$4.17	0.82%
	Hypothetical	[1]	$1,000.00	$1,020.93	$4.12	0.82%

Institutional Class	Actual		$1,000.00	$1,056.70	$0.92	0.18%
	Hypothetical	[1]	$1,000.00	$1,024.11	$0.90	0.18%

Service Class	Actual		$1,000.00	$1,054.10	$2.85	0.56%
	Hypothetical	[1]	$1,000.00	$1,022.22	$2.81	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 29

Nationwide Investor Destinations Moderately Conservative Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	85.1%
Fixed Contracts	14.7%
Other assets in excess of liabilities	0.2%

100.0%

Asset Allocation Detail

Fixed Income Funds	44.8%
Equity Funds	40.3%
Fixed Contracts	14.7%
Other	0.2%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	34.7%
Nationwide S&P 500 Index Fund, Institutional Class	20.2%
Nationwide Fixed Contract, 3.90%	14.7%
Nationwide Enhanced Income Fund, Institutional Class	10.1%
Nationwide International Index Fund, Institutional Class	10.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Other	0.2%

100.0%

30 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds (85.1%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (40.3%)
Nationwide International Index Fund, Institutional Class	3,157,386	$36,878,272
Nationwide Mid Cap Market Index Fund, Institutional Class	2,305,355	36,770,414
Nationwide S&P 500 Index Fund, Institutional Class	5,881,911	74,288,540

		147,937,226

Fixed Income Funds (44.8%)
Nationwide Bond Index Fund, Institutional Class	11,808,224	127,528,818
Nationwide Enhanced Income Fund, Institutional Class	4,034,735	36,917,821

		164,446,639

Total Mutual Funds (Cost $288,155,972)		312,383,865

Fixed Contract (14.7%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 3.90%	$53,985,594	53,985,594

Total Investments (Cost $342,141,568) (c) — 99.8%		366,369,459
Other assets in excess of liabilities — 0.2%		697,172

NET ASSETS — 100.0%		$367,066,631

(a)	Investment in affiliate

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees. (See Note 2(a))

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 31

Nationwide Investor Destinations
Conservative Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 3.72% versus 3.77% for its benchmark, which consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 394 funds as of April 30, 2007) was 4.69%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. All 10 of the sectors in the equity portion of the benchmark finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

The Fund is a diversified “fund of funds” as an asset allocation investment option for an investor with a conservative risk profile. The Fund’s design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a set of underlying funds with an allocation mix that has been designed to create a portfolio that seeks to maximize total investment return for a given level of risk. By incorporating a combination of major asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below lists the target allocation ranges for each of the Fund’s underlying investments and how each of these underlying funds performed during the reporting period.

Nationwide Investor Destinations Funds: Conservative

Performance Ended 4/30/2007

		Target
	Underlying	Allocation	6-Month
Asset Classes	Investment*	Ranges**	Return**

Bonds	Nationwide Bond Index Fund	35%-45%	2.49%

Short-Term Bonds	Nationwide Contract	20%-30%	1.92%

Short-Term Investments	Nationwide Enhanced Income Fund	5%-15%	2.41%
Short-Term Investments	Nationwide Money Market Fund	0%-10%	2.45%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	5%-15%	8.49%

International Stocks	Nationwide International Index Fund	0%-10%	14.70%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	0%-10%	11.88%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

*	Institutional share class returns except for Nationwide Contract.

**	Fund target allocation ranges and 6-month returns are as of April 30, 2007 and are subject to change at any time without notice.

What areas detracted from Fund performance?

While none of the Fund’s underlying funds posted negative returns during the reporting period, the approximately 25% allocation to the Nationwide Contract was the lowest contributor to overall performance, returning a relatively modest 1.92%. It is important to note, however, that the sizable presence of short-term bonds/investments

32 Semiannual Report 2007

Nationwide Investor Destinations Conservative Fund

in this Fund plays an important role in terms of risk management.

What areas of investment provided the most positive returns for the Fund?

The Nationwide International Index Fund posted the best performance during the reporting period with a return of 14.70%. With the Fund’s approximately 45% allocation to the U.S. bond market, however, the returns of the Nationwide Bond Index Fund which returned 2.49% provided the greatest positive contribution to the Fund during the reporting period.

What is your outlook for the near term?

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including some stock investments for long-term growth.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 33

Nationwide Investor Destinations Conservative Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	3.72%	7.01%	4.87%	4.14%	0.75%
	w/SC3	-2.20%	0.90%	3.63%	3.27%

Class B	w/o SC2	3.46%	6.33%	4.15%	3.43%	1.49%
	w/SC4	-1.54%	1.33%	3.81%	3.43%

Class C5	w/o SC2	3.36%	6.26%	4.13%	3.41%	1.49%
	w/SC6	2.36%	5.26%	4.13%	3.41%

Class R [7,8]		3.69%	6.84%	4.58%	3.73%	1.19%

Institutional Class [7,9]		3.93%	7.23%	5.03%	4.26%	0.49%

Service Class[7]		3.66%	6.86%	4.77%	4.09%	0.88%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB U.S. Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34 Semiannual Report 2007

Nationwide Investor Destinations Conservative Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Investor Destinations			Account Value,	Account Value,	During	Expense
Conservative Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,037.20	$2.32	0.46%
	Hypothetical	[1]	$1,000.00	$1,022.72	$2.31	0.46%

Class B	Actual		$1,000.00	$1,034.60	$6.05	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

Class C	Actual		$1,000.00	$1,033.60	$6.05	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.03	1.20%

Class R	Actual		$1,000.00	$1,036.90	$4.24	0.84%
	Hypothetical	[1]	$1,000.00	$1,020.83	$4.22	0.84%

Institutional Class	Actual		$1,000.00	$1,039.30	$0.91	0.18%
	Hypothetical	[1]	$1,000.00	$1,024.11	$0.90	0.18%

Service Class	Actual		$1,000.00	$1,036.60	$2.88	0.57%
	Hypothetical	[1]	$1,000.00	$1,022.17	$2.86	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 35

Nationwide Investor Destinations Conservative Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	73.3%
Fixed Contracts	25.0%
Other Assets in excess of Liabilities	1.7%

100.0%

Asset Allocation Detail

Fixed Income Funds	52.9%
Fixed Contracts	25.0%
Equity Funds	20.4%
Other	1.7%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	39.8%
Nationwide Fixed Contract, 3.90%	25.0%
Nationwide Enhanced Income Fund, Institutional Class	13.1%
Nationwide S&P 500 Index Fund, Institutional Class	10.2%
Nationwide International Index Fund, Institutional Class	5.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.1%
Other	1.7%

100.0%

36 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds (73.3%)(a)

	Shares or
	Principal Amount	Value

Equity Funds (20.4%)
Nationwide International Index Fund, Institutional Class	995,417	$11,626,476
Nationwide Mid Cap Market Index Fund, Institutional Class	726,655	11,590,140
Nationwide S&P 500 Index Fund, Institutional Class	1,854,340	23,420,315

		46,636,931

Fixed Income Funds (52.9%)
Nationwide Bond Index Fund, Institutional Class	8,440,054	91,152,580
Nationwide Enhanced Income Fund, Institutional Class	3,297,215	30,169,520

		121,322,100

Total Mutual Funds (Cost $160,495,083)		167,959,031

Fixed Contract (25.0%)(a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 3.90%	$57,194,982	$57,194,982

Total Investments (Cost $217,690,064) (c) — 98.3%		225,154,013
Other assets in excess of liabilities — 1.7%		3,951,073

NET ASSETS — 100.0%		$229,105,086

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees. (See Note 2(a))

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 37

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide	Nationwide Investor
	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund

Assets:
Investments in affiliates, at value (Cost $896,306,420; $1,433,363,576; $1,472,176,453; $342,141,568 and $217,690,064)	$1,090,471,004	$1,708,149,604
Cash	–	–
Interest income	222,999	1,096,012
Receivable for capital shares issued	1,175,065	1,355,961
Prepaid expenses and other assets	28,770	84,597

Total Assets	1,091,897,838	1,710,686,174

Liabilities:
Payable for capital shares redeemed	1,388,835	2,619,900
Accrued expenses and other payables:
Investment advisory fees	114,529	179,869
Distribution fees	300,915	498,991
Administrative servicing fees	7,828	–
Compliance program fees	11,783	19,735
Custodian fees	–	–
Other	2,420	12,697

Total Liabilities	1,826,310	3,331,192

Net Assets	$1,090,071,528	$1,707,354,982

Represented by:
Capital	$868,848,808	$1,389,097,292
Accumulated net investment income (loss)	(1,921,367)	429,476
Accumulated net realized gains on investment transactions	28,979,503	43,042,186
Net unrealized appreciation on investments	194,164,584	274,786,028

Net Assets	$1,090,071,528	$1,707,354,982

NET ASSETS:
Class A Shares	$86,362,958	$108,167,865
Class B Shares	20,192,204	43,234,147
Class C Shares	119,148,490	220,845,726
Class R Shares	11,659,377	20,576,056
Institutional Class Shares	30,580,824	59,117,764
Service Class Shares	822,127,675	1,255,413,424

Total	$1,090,071,528	$1,707,354,982

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide	Nationwide Investor	Nationwide
	Investor Destinations	Destinations Moderately	Investor Destinations
	Moderate Fund	Conservative Fund	Conservative Fund

Assets:
Investments in affiliates, at value (Cost $896,306,420; $1,433,363,576; $1,472,176,453; $342,141,568 and $217,690,064)	$1,672,884,203	$366,369,459	$225,154,013
Cash	–	–	3,600,000
Interest income	1,991,792	656,877	486,418
Receivable for capital shares issued	986,695	511,814	158,101
Prepaid expenses and other assets	40,821	10,920	3,124

Total Assets	1,675,903,511	367,549,070	229,401,656

Liabilities:
Payable for capital shares redeemed	1,807,031	309,862	185,865
Accrued expenses and other payables:
Investment advisory fees	176,725	38,822	24,340
Distribution fees	481,331	105,915	61,281
Administrative servicing fees	173,107	20,707	13,779
Compliance program fees	21,336	4,601	3,095
Custodian fees	–	–	1,438
Other	7,656	2,532	6,772

Total Liabilities	2,667,186	482,439	296,570

Net Assets	$1,673,236,325	$367,066,631	$229,105,086

Represented by:
Capital	$1,438,869,609	$334,408,943	$219,791,705
Accumulated net investment income (loss)	1,885,939	749,605	673,286
Accumulated net realized gains on investment transactions	31,773,027	7,680,192	1,176,146
Net unrealized appreciation on investments	200,707,750	24,227,891	7,463,949

Net Assets	$1,673,236,325	$367,066,631	$229,105,086

NET ASSETS:
Class A Shares	$82,360,757	$30,065,532	$19,127,093
Class B Shares	37,729,699	8,039,506	4,025,703
Class C Shares	210,094,489	44,272,119	20,048,713
Class R Shares	21,702,588	5,465,354	3,386,947
Institutional Class Shares	69,497,192	10,289,011	4,695,865
Service Class Shares	1,251,851,600	268,935,109	177,820,765

Total	$1,673,236,325	$367,066,631	$229,105,086

See accompanying notes to financial statements.

38 Semiannual Report 2007

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide Investor
	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,520,643	9,319,079
Class B Shares	1,780,610	3,779,067
Class C Shares	10,530,221	19,301,891
Class R Shares	1,024,184	1,795,645
Institutional Class Shares	2,643,524	5,094,852
Service Class Shares	71,439,389	108,305,083

Total	94,938,571	147,595,617

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.48	$11.61
Class B Shares (a)	$11.34	$11.44
Class C Shares (b)	$11.31	$11.44
Class R Shares	$11.38	$11.46
Institutional Class Shares	$11.57	$11.60
Service Class Shares	$11.51	$11.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.18	$12.32

Maximum Sales Charge:
Class A	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide	Nationwide Investor	Nationwide
	Investor Destinations	Destinations Moderately	Investor Destinations
	Moderate Fund	Conservative Fund	Conservative Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,256,563	2,785,131	1,829,609
Class B Shares	3,350,134	745,068	385,708
Class C Shares	18,715,022	4,115,983	1,927,065
Class R Shares	1,927,486	504,897	323,923
Institutional Class Shares	6,120,921	946,935	446,636
Service Class Shares	110,537,690	24,824,482	16,976,988

Total	147,907,816	33,922,496	21,889,929

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.35	$10.80	$10.45
Class B Shares (a)	$11.26	$10.79	$10.44
Class C Shares (b)	$11.23	$10.76	$10.40
Class R Shares	$11.26	$10.82	$10.46
Institutional Class Shares	$11.35	$10.87	$10.51
Service Class Shares	$11.33	$10.83	$10.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.04	$11.46	$11.09

Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2007 Semiannual Report 39

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	Nationwide	Nationwide Investor
	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund

INVESTMENT INCOME:
Interest income	$8,433	$9,685
Dividend income from affiliates	11,400,211	19,868,419
Interest income from affiliates	–	1,251,086

Total Income	11,408,644	21,129,190

Expenses:
Investment advisory fees	622,336	998,506
Distribution fees Class A	91,655	120,149
Distribution fees Class B	91,898	203,885
Distribution fees Class C	525,415	1,023,455
Distribution fees Class R	12,599	20,347
Distribution fees Service Class	925,591	1,444,690
Administrative servicing fees Class A	3,666	4,657
Administrative servicing fees Class R	5,186	8,348
Administrative servicing fees Service Class	442,859	637,177
Registration and filing fees	135,146	217,806
Trustee fees	13,246	21,493
Compliance program fees (Note 3)	8,309	13,721
Custodian fees	14,895	23,849
Other	75,587	120,126

Total expenses before waived expenses	2,968,388	4,858,209
Earnings credit (Note 4)	(2,291)	(3,393)
Expenses voluntarily waived by administrator	(9,451)	(15,041)

Net expenses	2,956,646	4,839,775

Net Investment Income	8,451,998	16,289,415

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions with affiliates	4,163,649	5,702,516
Net realized gain distributions from underlying funds	30,411,608	39,523,735

Net realized gains on investments	34,575,257	45,226,251
Net change in unrealized appreciation on investments	49,381,345	70,408,784

Net realized/unrealized gains from investments	83,956,602	115,635,035

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$92,408,600	$131,924,450

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide	Nationwide Investor	Nationwide
	Investor Destinations	Destinations Moderately	Investor Destinations
	Moderate Fund	Conservative Fund	Conservative Fund

INVESTMENT INCOME:
Interest income	$8,645	$4,962	$1,225
Dividend income from affiliates	21,462,712	5,281,101	3,306,443
Interest income from affiliates	2,982,157	943,220	1,093,907

Total Income	24,453,514	6,229,283	4,401,575

Expenses:
Investment advisory fees	1,004,173	220,996	141,062
Distribution fees Class A	92,206	34,876	23,116
Distribution fees Class B	181,185	38,215	19,563
Distribution fees Class C	984,776	212,780	95,124
Distribution fees Class R	23,666	5,621	3,477
Distribution fees Service Class	1,489,529	317,461	214,674
Administrative servicing fees Class A	3,575	1,354	899
Administrative servicing fees Class R	9,767	2,346	1,440
Administrative servicing fees Service Class	883,173	153,803	107,350
Registration and filing fees	205,834	68,419	30,232
Trustee fees	21,988	4,838	3,140
Compliance program fees (Note 3)	14,773	3,187	2,135
Custodian fees	25,721	5,903	5,900
Other	116,578	26,713	35,018

Total expenses before waived expenses	5,056,944	1,096,512	683,130
Earnings credit (Note 4)	(2,393)	(619)	(281)
Expenses voluntarily waived by administrator	(14,991)	(3,291)	(2,088)

Net expenses	5,039,560	1,092,602	680,761

Net Investment Income	19,413,954	5,136,681	3,720,814

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions with affiliates	6,423,837	4,318,520	764,011
Net realized gain distributions from underlying funds	28,852,639	4,414,285	1,347,498

Net realized gains on investments	35,276,476	8,732,805	2,111,509
Net change in unrealized appreciation on investments	48,466,738	4,162,054	2,163,623

Net realized/unrealized gains from investments	83,743,214	12,894,859	4,275,132

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$103,157,168	$18,031,540	$7,995,946

See accompanying notes to financial statements.

40 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Investor Destinations		Nationwide Investor Destinations
	Aggressive Fund		Moderately Aggressive Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,451,998	$7,608,686	$16,289,415	$17,238,418
Net realized gains on investment transactions	34,575,257	26,166,964	45,226,251	35,814,941
Net change in unrealized appreciation on investments	49,381,345	78,598,576	70,408,784	113,544,708

Change in net assets from operations	92,408,600	112,374,226	131,924,450	166,598,067

Distributions to Shareholders:
From net investment income:
Class A	(802,883)	(912,258)	(1,057,116)	(1,448,695)
Class B	(179,000)	(174,557)	(375,631)	(512,943)
Class C	(1,007,810)	(1,032,677)	(1,872,465)	(2,583,761)
Class R	(38,427)	(12,361)	(49,172)	(17,302)
Institutional Class	(28,671)	(8,226)	(116,421)	(30,118)
Service Class	(8,316,574)	(9,782,007)	(12,997,671)	(17,974,642)
Net realized gains:
Class A	(1,427,745)	(781,457)	(1,795,310)	(800,084)
Class B	(382,411)	(238,848)	(824,425)	(429,221)
Class C	(2,145,163)	(1,462,132)	(4,088,152)	(2,194,297)
Class R	(72,786)	(7,180)	(84,880)	(3,691)
Institutional Class	(48,542)	(21)	(85,526)	(14)
Service Class	(15,278,242)	(9,107,808)	(23,158,068)	(10,500,320)

Change in net assets from shareholder distributions	(29,728,254)	(23,519,532)	(46,504,837)	(36,495,088)

Change in net assets from capital transactions	175,955,712	200,822,354	222,504,382	290,204,052

Change in net assets	238,636,058	289,677,048	307,923,995	420,307,031

Net Assets:
Beginning of period	851,435,470	561,758,422	1,399,430,987	979,123,956

End of period	$1,090,071,528	$851,435,470	$1,707,354,982	$1,399,430,987

Accumulated net investment income (loss) at end of period	$(1,921,367)	$–	$429,476	$608,537

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,773,562	$27,714,603	$29,008,481	$33,150,434
Dividends reinvested	1,403,496	939,400	1,622,931	1,272,400
Cost of shares redeemed	(7,870,253)	(12,201,217)	(11,234,358)	(15,742,265)

Total Class A	20,306,805	16,452,786	19,397,054	18,680,569

Class B Shares
Proceeds from shares issued	2,919,927	4,925,605	3,096,992	9,164,562
Dividends reinvested	386,484	280,636	788,105	567,157
Cost of shares redeemed	(1,161,386)	(1,856,710)	(2,243,277)	(4,356,534)

Total Class B	2,145,025	3,349,531	1,641,820	5,375,185

Class C Shares
Proceeds from shares issued	25,227,351	27,813,326	28,973,953	47,176,142
Dividends reinvested	805,150	505,724	1,422,273	1,081,650
Cost of shares redeemed	(7,141,072)	(16,443,310)	(13,382,826)	(29,899,638)

Total Class C	18,891,429	11,875,740	17,013,400	18,358,154

See accompanying notes to financial statements.

2007 Semiannual Report 41

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations		Nationwide Investor Destinations
	Aggressive Fund		Moderately Aggressive Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$9,901,543	$2,145,174	$18,424,816	$2,599,279
Dividends reinvested	40,678	67	17,404	52
Cost of shares redeemed	(847,610)	(404,242)	(1,414,902)	(144,442)

Total Class R	9,094,611	1,740,999	17,027,318	2,454,889

Institutional Class Shares
Proceeds from shares issued	28,397,395	1,493,404	53,730,348	4,036,455
Dividends reinvested	77,213	8,247	201,946	30,132
Cost of shares redeemed	(750,622)	(119,079)	(1,407,500)	(365,977)

Total Institutional Class	27,723,986	1,382,572	52,524,794	3,700,610

Service Class Shares
Proceeds from shares issued	117,891,397	187,722,738	161,145,662	267,155,216
Dividends reinvested	23,586,234	18,881,625	36,155,666	28,474,904
Cost of shares redeemed	(43,683,775)	(40,583,637)	(82,401,332)	(53,995,475)

Total Service Class	97,793,856	166,020,726	114,899,996	241,634,645

Change in net assets from capital transactions:	$175,955,712	$200,822,354	$222,504,382	$290,204,052

SHARE TRANSACTIONS:
Class A Shares
Issued	2,420,261	2,719,915	2,592,557	3,171,471
Reinvested	128,314	95,359	146,033	124,384
Redeemed	(709,572)	(1,205,462)	(1,000,757)	(1,513,517)

Total Class A Shares	1,839,003	1,609,812	1,737,833	1,782,338

Class B Shares
Issued	266,905	487,608	278,906	891,182
Reinvested	35,701	28,923	71,813	56,302
Redeemed	(105,942)	(185,837)	(201,515)	(421,719)

Total Class B Shares	196,664	330,694	149,204	525,765

Class C Shares
Issued	2,317,710	2,779,413	2,617,726	4,581,696
Reinvested	74,510	52,240	129,598	107,399
Redeemed	(654,363)	(1,645,278)	(1,207,548)	(2,900,426)

Total Class C Shares	1,737,857	1,186,375	1,539,776	1,788,669

Class R Shares
Issued	902,657	211,862	1,660,030	249,759
Reinvested	3,747	7	1,580	5
Redeemed	(77,022)	(39,953)	(127,975)	(13,760)

Total Class R Shares	829,382	171,916	1,533,635	236,004

Institutional Class Shares
Issued	2,570,732	143,317	4,850,200	382,941
Reinvested	7,014	809	18,091	2,889
Redeemed	(66,975)	(11,482)	(124,936)	(34,438)

Total Institutional Class Shares	2,510,771	132,644	4,743,355	351,392

See accompanying notes to financial statements.

42 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations		Nationwide Investor Destinations
	Aggressive Fund		Moderately Aggressive Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	10,645,039	18,387,174	14,378,286	25,580,298
Reinvested	2,150,550	1,914,640	3,257,689	2,789,924
Redeemed	(3,972,519)	(4,007,374)	(7,409,553)	(5,189,694)

Total Service Class Shares	8,823,070	16,294,440	10,226,422	23,180,528

Change in shares:	15,936,747	19,725,881	19,930,225	27,864,696

See accompanying notes to financial statements.

2007 Semiannual Report 43

Statements of Changes in Net Assets

	Nationwide Investor Destinations		Nationwide Investor Destinations
	Moderate Fund		Moderately Conservative Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$19,413,954	$25,777,766	$5,136,681	$7,091,164
Net realized gains on investment transactions	35,276,476	33,738,609	8,732,805	8,603,551
Net change in unrealized appreciation on investments	48,466,738	89,227,383	4,162,054	9,254,631

Change in net assets from operations	103,157,168	148,743,758	18,031,540	24,949,346

Distributions to Shareholders:
From net investment income:
Class A	(1,012,973)	(1,520,632)	(451,290)	(617,512)
Class B	(378,278)	(574,177)	(91,114)	(142,172)
Class C	(2,100,304)	(2,962,072)	(498,400)	(859,958)
Class R	(102,739)	(56,299)	(34,832)	(2,743)
Institutional Class	(318,930)	(25,815)	(63,090)	(12,000)
Service Class	(16,043,171)	(24,180,962)	(3,802,575)	5,806,545
Net realized gains:
Class A	(1,362,206)	(638,940)	(646,039)	(276,380)
Class B	(698,025)	(327,933)	(180,577)	(101,528)
Class C	(3,820,716)	(1,698,864)	(989,504)	(641,453)
Class R	(113,116)	(18,124)	(41,346)	(19)
Institutional Class	(131,055)	(11)	(25,938)	(17)
Service Class	(23,095,572)	(10,482,715)	(5,990,496)	(3,306,101)

Change in net assets from shareholder distributions	(49,177,085)	(42,486,544)	(12,815,201)	(11,766,428)

Change in net assets from capital transactions	170,208,637	171,484,081	42,869,914	47,534,686

Change in net assets	224,188,720	277,741,295	48,086,253	60,717,604

Net Assets:

Beginning of period	1,449,047,605	1,171,306,310	318,980,378	258,262,774

End of period	$1,673,236,325	$1,449,047,605	$367,066,631	$318,980,378

Accumulated net investment income at end of period	$1,885,939	$2,428,380	$749,605	$554,225

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,028,070	$21,964,099	$8,646,337	$15,018,994
Dividends reinvested	1,320,529	1,172,417	821,213	620,152
Cost of shares redeemed	(7,550,168)	(16,837,932)	(7,045,364)	(6,360,358)

Total Class A	10,798,431	6,298,584	2,422,186	9,278,788

Class B Shares
Proceeds from shares issued	2,523,247	7,414,786	1,027,128	1,762,972
Dividends reinvested	556,067	452,500	141,118	124,566
Cost of shares redeemed	(2,026,235)	(3,967,295)	(617,938)	(820,207)

Total Class B	1,053,079	3,899,991	550,308	1,067,331

Class C Shares
Proceeds from shares issued	36,572,461	48,058,314	7,790,872	11,531,945
Dividends reinvested	1,458,235	1,034,608	382,111	342,580
Cost of shares redeemed	(19,466,724)	(28,338,995)	(5,654,838)	(12,105,625)

Total Class C	18,563,972	20,753,927	2,518,145	(231,100)

See accompanying notes to financial statements.

44 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations		Nationwide Investor Destinations
	Moderate Fund		Moderately Conservative Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$18,710,425	$5,442,745	$6,564,014	$633,459
Dividends reinvested	46,918	44	47,088	52
Cost of shares redeemed	(1,604,829)	(1,756,949)	(1,819,837)	(32,411)

Total Class R	17,152,514	3,685,840	4,791,265	601,100

Institutional Class Shares
Proceeds from shares issued	65,115,226	3,227,393	9,797,075	1,187,327
Dividends reinvested	449,984	25,826	89,028	12,016
Cost of shares redeemed	(1,516,815)	(223,543)	(762,087)	(312,936)

Total Institutional Class	64,048,395	3,029,676	9,124,016	886,407

Service Class Shares
Proceeds from shares issued	115,848,880	188,611,032	57,469,742	69,469,334
Dividends reinvested	39,138,637	34,663,623	9,793,065	9,112,618
Cost of shares redeemed	(96,395,271)	(89,458,592)	(43,798,813)	(42,649,792)

Total Service Class	58,592,246	133,816,063	23,463,994	35,932,160

Change in net assets from capital transactions:	$170,208,637	$171,484,081	$42,869,914	$47,534,686

SHARE TRANSACTIONS:
Class A Shares
Issued	1,534,157	2,086,694	810,549	1,450,396
Reinvested	119,947	112,775	77,858	60,451
Redeemed	(679,854)	(1,603,833)	(662,824)	(614,064)

Total Class A Shares	974,250	595,636	225,583	896,783

Class B Shares
Issued	229,273	710,439	96,272	170,625
Reinvested	50,878	43,870	13,378	12,147
Redeemed	(184,094)	(378,512)	(57,841)	(79,246)

Total Class B Shares	96,057	375,797	51,809	103,526

Class C Shares
Issued	3,333,797	4,616,097	736,690	1,119,386
Reinvested	133,888	100,598	36,353	33,511
Redeemed	(1,772,709)	(2,724,921)	(532,851)	(1,175,596)

Total Class C Shares	1,694,976	1,991,774	240,192	(22,699)

Class R Shares
Issued	1,699,772	518,240	610,268	61,004
Reinvested	4,270	4	4,443	5
Redeemed	(146,245)	(168,299)	(167,860)	(3,075)

Total Class R Shares	1,557,797	349,945	446,851	57,934

Institutional Class Shares
Issued	5,932,229	302,913	925,796	113,317
Reinvested	40,680	2,447	8,358	1,159
Redeemed	(136,119)	(21,330)	(71,731)	(30,064)

Total Institutional Class Shares	5,836,790	284,030	862,423	84,412

Service Class Shares
Issued	10,459,493	17,922,478	5,336,097	6,686,101
Reinvested	3,563,208	3,341,693	925,366	885,380
Redeemed	(8,779,962)	(8,531,691)	(4,070,296)	(4,114,250)

Total Service Class Shares	5,242,739	12,732,480	2,191,167	3,457,231

Change in shares:	15,402,609	16,329,662	4,018,025	4,577,187

See accompanying notes to financial statements.

2007 Semiannual Report 45

Statements of Changes in Net Assets

	Nationwide Investor
	Destinations Conservative Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,720,814	$5,516,994
Net realized gains on investment transactions	2,111,509	2,928,668
Net change in unrealized appreciation on investments	2,163,623	3,920,805

Change in net assets from operations	7,995,946	12,366,467

Distributions to Shareholders:
From net investment income:
Class A	(317,796)	(534,666)
Class B	(54,049)	(91,990)
Class C	(256,753)	(454,268)
Class R	(22,397)	(2,710)
Institutional Class	(34,102)	(1,416)
Service Class	(2,874,978)	(4,480,724)
Net realized gains:
Class A	(270,490)	(355,546)
Class B	(57,530)	(47,621)
Class C	(268,380)	(234,259)
Class R	(7,671)	(296)
Institutional Class	(3,331)	(12)
Service Class	(2,501,074)	(1,690,363)

Change in net assets from shareholder distributions	(6,668,551)	(7,893,871)

Change in net assets from capital transactions	18,918,795	14,711,686

Change in net assets	20,246,190	19,184,282

Net Assets:

Beginning of period	208,858,896	189,674,614

End of period	$229,105,086	$208,858,896

Accumulated net investment income at end of period	$673,286	$512,547

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,884,086	$14,678,187
Dividends reinvested	510,585	785,370
Cost of shares redeemed	(2,758,460)	(26,655,411)

Total Class A	636,211	(11,191,854)

Class B Shares
Proceeds from shares issued	591,345	575,258
Dividends reinvested	57,049	72,239
Cost of shares redeemed	(485,290)	(897,400)

Total Class B	163,104	(249,903)

Class C Shares
Proceeds from shares issued	3,847,903	5,692,214
Dividends reinvested	141,418	193,773
Cost of shares redeemed	(2,535,233)	(6,923,661)

Total Class C	1,454,088	(1,037,674)

See accompanying notes to financial statements.

46 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Investor
	Destinations Conservative Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$4,245,335	$498,912
Dividends reinvested	15,234	48
Cost of shares redeemed	(1,410,508)	(5,581)

Total Class R	2,850,061	493,379

Institutional Class Shares
Proceeds from shares issued	4,662,504	159,605
Dividends reinvested	37,434	1,428
Cost of shares redeemed	(237,601)	(5,456)

Total Institutional Class	4,462,337	155,577

Service Class Shares
Proceeds from shares issued	24,144,240	48,128,529
Dividends reinvested	5,376,042	6,171,080
Cost of shares redeemed	(20,167,288)	(27,757,448)

Total Service Class	9,352,994	26,542,161

Change in net assets from capital transactions:	$18,918,795	$14,711,686

SHARE TRANSACTIONS:
Class A Shares
Issued	277,735	1,444,662
Reinvested	49,530	77,287
Redeemed	(265,738)	(2,602,501)

Total Class A Shares	61,527	(1,080,552)

Class B Shares
Issued	56,918	56,342
Reinvested	5,540	7,114
Redeemed	(46,744)	(88,071)

Total Class B Shares	15,714	(24,615)

Class C Shares
Issued	373,224	559,992
Reinvested	13,773	19,140
Redeemed	(245,047)	(679,789)

Total Class C Shares	141,950	(100,657)

Class R Shares
Issued	410,038	48,543
Reinvested	1,471	5
Redeemed	(135,907)	(537)

Total Class R Shares	275,602	48,011

Institutional Class Shares
Issued	450,707	15,466
Reinvested	3,599	139
Redeemed	(22,839)	(536)

Total Institutional Class Shares	431,467	15,069

Service Class Shares
Issued	2,318,166	4,692,620
Reinvested	520,506	605,780
Redeemed	(1,941,113)	(2,713,309)

Total Service Class Shares	897,559	2,585,091

Change in shares:	1,823,819	1,442,349

See accompanying notes to financial statements.

2007 Semiannual Report 47

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Aggressive Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68
Six Months Ended April 30, 2007 (Unaudited)	$10.77	0.12	0.95	1.07
Class B Shares
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60
Six Months Ended April 30, 2007 (Unaudited)	$10.66	0.07	0.95	1.02
Class C Shares
Year Ended October 31, 2002	$7.36	–	(1.04)	(1.04)
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59
Six Months Ended April 30, 2007 (Unaudited)	$10.64	0.07	0.94	1.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	(0.07)	–	(0.07)	$6.36	(12.67%	)
Year Ended October 31, 2003	(0.08)	–	(0.08)	$7.81	24.34%
Year Ended October 31, 2004	(0.10)	–	(0.10)	$8.61	11.55%
Year Ended October 31, 2005	(0.19)	–	(0.19)	$9.48	12.36%
Year Ended October 31, 2006	(0.20)	(0.19)	(0.39)	$10.77	18.13%
Six Months Ended April 30, 2007 (Unaudited)	(0.13)	(0.23)	(0.36)	$11.48	10.14%
Class B Shares
Year Ended October 31, 2002	(0.02)	–	(0.02)	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.05)	–	(0.05)	$7.74	23.42%
Year Ended October 31, 2004	(0.05)	–	(0.05)	$8.53	10.86%
Year Ended October 31, 2005	(0.12)	–	(0.12)	$9.38	11.46%
Year Ended October 31, 2006	(0.13)	(0.19)	(0.32)	$10.66	17.39%
Six Months Ended April 30, 2007 (Unaudited)	(0.11)	(0.23)	(0.34)	$11.34	9.76%
Class C Shares
Year Ended October 31, 2002	–	–	–	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.06)	–	(0.06)	$7.73	23.41%
Year Ended October 31, 2004	(0.05)	–	(0.05)	$8.52	10.88%
Year Ended October 31, 2005	(0.13)	–	(0.13)	$9.37	11.49%
Year Ended October 31, 2006	(0.13)	(0.19)	(0.32)	$10.64	17.29%
Six Months Ended April 30, 2007 (Unaudited)	(0.11)	(0.23)	(0.34)	$11.31	9.68%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of
	Net Assets	Expenses
	at End of	to Average
	Period	Net
	(000’s)	Assets (c)

Class A Shares
Year Ended October 31, 2002	$247	0.50%
Year Ended October 31, 2003	$3,742	0.52%
Year Ended October 31, 2004	$19,737	0.47%
Year Ended October 31, 2005	$38,583	0.49%
Year Ended October 31, 2006	$61,217	0.45%
Six Months Ended April 30, 2007 (Unaudited)	$86,363	0.44%
Class B Shares
Year Ended October 31, 2002	$48	1.24%
Year Ended October 31, 2003	$1,557	1.25%
Year Ended October 31, 2004	$7,414	1.20%
Year Ended October 31, 2005	$11,761	1.21%
Year Ended October 31, 2006	$16,890	1.19%
Six Months Ended April 30, 2007 (Unaudited)	$20,192	1.18%
Class C Shares
Year Ended October 31, 2002	$48	1.24%
Year Ended October 31, 2003	$7,706	1.26%
Year Ended October 31, 2004	$43,668	1.20%
Year Ended October 31, 2005	$71,231	1.21%
Year Ended October 31, 2006	$93,557	1.19%
Six Months Ended April 30, 2007 (Unaudited)	$119,148	1.18%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of				Ratio of
	Net		Ratio of		Investment
	Investment		Expenses		Income
	Income		(Prior to		(Prior to
	(Loss) to		Reimbursements)		Reimbursements)
	Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	1.04%			(g)		(g)	44.11%
Year Ended October 31, 2004	1.06%			(g)		(g)	2.12%
Year Ended October 31, 2005	1.87%			(g)		(g)	6.51%
Year Ended October 31, 2006	1.27%		0.46%		1.27%		4.80%
Six Months Ended April 30, 2007 (Unaudited)	1.93%		0.44%		1.93%		1.85%
Class B Shares
Year Ended October 31, 2002	0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	0.16%			(g)		(g)	44.11%
Year Ended October 31, 2004	0.35%			(g)		(g)	2.12%
Year Ended October 31, 2005	1.18%			(g)		(g)	6.51%
Year Ended October 31, 2006	0.64%		1.19%		0.64%		4.80%
Six Months Ended April 30, 2007 (Unaudited)	1.21%		1.18%		1.21%		1.85%
Class C Shares
Year Ended October 31, 2002	(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	0.22%			(g)		(g)	44.11%
Year Ended October 31, 2004	0.32%			(g)		(g)	2.12%
Year Ended October 31, 2005	1.16%			(g)		(g)	6.51%
Year Ended October 31, 2006	0.65%		1.19%		0.64%		4.80%
Six Months Ended April 30, 2007 (Unaudited)	1.20%		1.18%		1.20%		1.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

48 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Aggressive Fund (continued)

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (f)	$7.45	–	0.29	0.29
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65
Six Months Ended April 30, 2007 (Unaudited)	$10.69	0.11	0.93	1.04
Institutional Class Shares
Period Ended October 31, 2005 (h)	$9.31	0.09	0.25	0.34
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72
Six Months Ended April 30, 2007 (Unaudited)(i)	$10.84	0.11	0.98	1.09
Service Class Shares
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68
Six Months Ended April 30, 2007 (Unaudited)	$10.80	0.10	0.96	1.06

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2003 (f)	–	–	–	$7.74	3.89%
Year Ended October 31, 2004	(0.07)	–	(0.07)	$8.56	11.58%
Year Ended October 31, 2005	(0.18)	–	(0.18)	$9.42	12.19%
Year Ended October 31, 2006	(0.19)	(0.19)	(0.38)	$10.69	17.93%
Six Months Ended April 30, 2007 (Unaudited)	(0.12)	(0.23)	(0.35)	$11.38	9.94%
Institutional Class Shares
Period Ended October 31, 2005 (h)	(0.12)	–	(0.12)	$9.53	3.66%
Year Ended October 31, 2006	(0.22)	(0.19)	(0.41)	$10.84	18.54%
Six Months Ended April 30, 2007 (Unaudited)(i)	(0.13)	(0.23)	(0.36)	$11.57	10.34%
Service Class Shares
Year Ended October 31, 2002	(0.07)	–	(0.07)	$6.37	(12.64%	)
Year Ended October 31, 2003	(0.07)	–	(0.07)	$7.82	24.08%
Year Ended October 31, 2004	(0.09)	–	(0.09)	$8.63	11.50%
Year Ended October 31, 2005	(0.18)	–	(0.18)	$9.50	12.18%
Year Ended October 31, 2006	(0.19)	(0.19)	(0.38)	$10.80	18.04%
Six Months Ended April 30, 2007 (Unaudited)	(0.12)	(0.23)	(0.35)	$11.51	10.08%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of
	Net Assets	Expenses
	at End of	to Average
	Period	Net
	(000’s)	Assets (c)

Class R Shares
Period Ended October 31, 2003 (f)	$1	0.82%
Year Ended October 31, 2004	$38	0.63%
Year Ended October 31, 2005	$216	0.63%
Year Ended October 31, 2006	$2,083	0.79%
Six Months Ended April 30, 2007 (Unaudited)	$11,659	0.82%
Institutional Class Shares
Period Ended October 31, 2005 (h)	$1	0.24%
Year Ended October 31, 2006	$1,439	0.18%
Six Months Ended April 30, 2007 (Unaudited)(i)	$30,581	0.17%
Service Class Shares
Year Ended October 31, 2002	$54,923	0.61%
Year Ended October 31, 2003	$129,717	0.61%
Year Ended October 31, 2004	$282,486	0.59%
Year Ended October 31, 2005	$439,966	0.62%
Year Ended October 31, 2006	$676,249	0.59%
Six Months Ended April 30, 2007 (Unaudited)	$822,128	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of				Ratio of
	Net		Ratio of		Investment
	Investment		Expenses		Income
	Income		(Prior to		(Prior to
	(Loss) to		Reimbursements)		Reimbursements)
	Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	(0.46%	)	0.92%		(0.56%	)	44.11%
Year Ended October 31, 2004	0.93%			(g)		(g)	2.12%
Year Ended October 31, 2005	1.47%			(g)		(g)	6.51%
Year Ended October 31, 2006	0.88%		0.80%		0.88%		4.80%
Six Months Ended April 30, 2007 (Unaudited)	1.14%		0.82%		1.14%		1.85%
Institutional Class Shares
Period Ended October 31, 2005 (h)	1.39%			(g)		(g)	6.51%
Year Ended October 31, 2006	1.74%		0.19%		1.73%		4.80%
Six Months Ended April 30, 2007 (Unaudited)(i)	1.99%		0.17%		1.99%		1.85%
Service Class Shares
Year Ended October 31, 2002	0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	0.98%		0.63%		0.96%		44.11%
Year Ended October 31, 2004	0.94%		0.60%		0.94%		2.12%
Year Ended October 31, 2005	1.78%			(g)		(g)	6.51%
Year Ended October 31, 2006	1.16%		0.60%		1.15%		4.80%
Six Months Ended April 30, 2007 (Unaudited)	1.84%		0.55%		1.84%		1.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 49

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions
			Net
			Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)	(0.11)
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42	(0.11)
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)
Six Months Ended April 30, 2007 (Unaudited)	$11.00	0.14	0.83	0.97	(0.13)
Class B Shares
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)	(0.07)
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35	(0.08)
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)
Six Months Ended April 30, 2007 (Unaudited)	$10.85	0.09	0.83	0.92	(0.10)
Class C Shares
Year Ended October 31, 2002	$7.91	–	(0.91)	(0.91)	–
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36	(0.09)
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)
Six Months Ended April 30, 2007 (Unaudited)	$10.86	0.09	0.82	0.91	(0.10)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
							Ratio of
						Net Assets	Expenses
	Net		Net Asset			at End of	to Average
	Realized	Total	Value, End	Total		Period	Net
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Assets (c)

Class A Shares
Year Ended October 31, 2002	–	(0.11)	$7.04	(9.78%	)	$1,072	0.49%
Year Ended October 31, 2003	–	(0.11)	$8.35	20.42%		$9,729	0.48%
Year Ended October 31, 2004	–	(0.12)	$9.10	10.48%		$35,416	0.47%
Year Ended October 31, 2005	– (i)	(0.21)	$9.84	10.47%		$57,073	0.49%
Year Ended October 31, 2006	(0.13)	(0.35)	$11.00	15.66%		$83,365	0.46%
Six Months Ended April 30, 2007 (Unaudited)	(0.23)	(0.36)	$11.61	9.06%		$108,168	0.44%
Class B Shares
Year Ended October 31, 2002	–	(0.07)	$6.99	(10.46%	)	$130	1.25%
Year Ended October 31, 2003	–	(0.08)	$8.26	19.43%		$5,740	1.22%
Year Ended October 31, 2004	–	(0.07)	$8.99	9.66%		$19,546	1.19%
Year Ended October 31, 2005	– (i)	(0.14)	$9.72	9.74%		$30,177	1.21%
Year Ended October 31, 2006	(0.13)	(0.28)	$10.85	14.83%		$39,399	1.19%
Six Months Ended April 30, 2007 (Unaudited)	(0.23)	(0.33)	$11.44	8.61%		$43,234	1.18%
Class C Shares
Year Ended October 31, 2002	–	–	$7.00	(10.33%	)	$15	1.25%
Year Ended October 31, 2003	–	(0.09)	$8.27	19.64%		$17,804	1.22%
Year Ended October 31, 2004	–	(0.07)	$8.99	9.58%		$99,211	1.19%
Year Ended October 31, 2005	– (i)	(0.14)	$9.72	9.74%		$155,315	1.21%
Year Ended October 31, 2006	(0.13)	(0.28)	$10.86	14.83%		$192,830	1.19%
Six Months Ended April 30, 2007 (Unaudited)	(0.23)	(0.33)	$11.44	8.62%		$220,846	1.18%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
			Ratio of		Investment
	Ratio of Net		Expenses		Income
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	1.42%			(g)		(g)	8.08%
Year Ended October 31, 2004	1.37%		0.47%		1.37%		2.74%
Year Ended October 31, 2005	2.10%			(g)		(g)	5.51%
Year Ended October 31, 2006	1.65%		0.47%		1.64%		6.67%
Six Months Ended April 30, 2007 (Unaudited)	2.30%		0.44%		2.30%		1.80%
Class B Shares
Year Ended October 31, 2002	1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	0.63%			(g)		(g)	8.08%
Year Ended October 31, 2004	0.67%		1.19%		0.67%		2.74%
Year Ended October 31, 2005	1.40%			(g)		(g)	5.51%
Year Ended October 31, 2006	1.03%		1.20%		1.02%		6.67%
Six Months Ended April 30, 2007 (Unaudited)	1.58%		1.18%		1.58%		1.80%
Class C Shares
Year Ended October 31, 2002	(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	0.64%			(g)		(g)	8.08%
Year Ended October 31, 2004	0.66%		1.19%		0.66%		2.74%
Year Ended October 31, 2005	1.39%			(g)		(g)	5.51%
Year Ended October 31, 2006	1.03%		1.20%		1.02%		6.67%
Six Months Ended April 30, 2007 (Unaudited)	1.58%		1.18%		1.58%		1.80%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

50 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Aggressive Fund (continued)

		Investment Activities			Distributions
			Net
			Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class R Shares
Period Ended October 31, 2003 (f)	$8.01	–	0.25	0.25	–
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)
Six Months Ended April 30, 2007 (Unaudited) (j)	$10.87	0.10	0.84	0.94	(0.12)
Institutional Class Shares
Period Ended October 31, 2005 (h)	$9.67	0.12	0.20	0.32	(0.14)
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)
Six Months Ended April 30, 2007 (Unaudited) (j)	$10.99	0.13	0.85	0.98	(0.14)
Service Class Shares
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)	(0.11)
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)
Year Ended October 31, 2005 (h)	$9.08	0.20	0.75	0.95	(0.20)
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)
Six Months Ended April 30, 2007 (Unaudited)	$10.98	0.12	0.84	0.96	(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
							Ratio of
						Net Assets	Expenses
	Net		Net Asset			at End of	to Average
	Realized	Total	Value, End	Total		Period	Net
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Assets (c)

Class R Shares
Period Ended October 31, 2003 (f)	–	–	$8.26	3.12%		$1	0.75%
Year Ended October 31, 2004	–	(0.10)	$9.01	10.27%		$63	0.62%
Year Ended October 31, 2005	– (i)	(0.20)	$9.75	10.49%		$253	0.61%
Year Ended October 31, 2006	(0.13)	(0.35)	$10.87	15.43%		$2,847	0.80%
Six Months Ended April 30, 2007 (Unaudited) (j)	(0.23)	(0.35)	$11.46	8.77%		$20,576	0.82%
Institutional Class Shares
Period Ended October 31, 2005 (h)	–	(0.14)	$9.85	3.37%		$1	0.24%
Year Ended October 31, 2006	(0.13)	(0.38)	$10.99	15.84%		$3,864	0.19%
Six Months Ended April 30, 2007 (Unaudited) (j)	(0.23)	(0.37)	$11.60	9.10%		$59,118	0.16%
Service Class Shares
Year Ended October 31, 2002	–	(0.11)	$7.03	(9.88%	)	$90,512	0.61%
Year Ended October 31, 2003	–	(0.10)	$8.34	20.26%		$214,101	0.61%
Year Ended October 31, 2004	–	(0.11)	$9.08	10.22%		$452,237	0.59%
Year Ended October 31, 2005 (h)	– (i)	(0.20)	$9.83	10.48%		$736,304	0.61%
Year Ended October 31, 2006	(0.13)	(0.34)	$10.98	15.53%		$1,077,126	0.59%
Six Months Ended April 30, 2007 (Unaudited)	(0.23)	(0.35)	$11.59	8.92%		$1,255,413	0.54%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
			Ratio of		Investment
	Ratio of Net		Expenses		Income
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	(0.04%	)	0.85%		(0.14%	)	8.08%
Year Ended October 31, 2004	1.19%			(g)		(g)	2.74%
Year Ended October 31, 2005	1.92%			(g)		(g)	5.51%
Year Ended October 31, 2006	1.73%		0.80%		1.72%		6.67%
Six Months Ended April 30, 2007 (Unaudited) (j)	1.82%		0.82%		1.82%		1.80%
Institutional Class Shares
Period Ended October 31, 2005 (h)	1.73%			(g)		(g)	5.51%
Year Ended October 31, 2006	2.07%		0.20%		2.06%		6.67%
Six Months Ended April 30, 2007 (Unaudited) (j)	2.32%		0.17%		2.32%		1.80%
Service Class Shares
Year Ended October 31, 2002	1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	1.36%			(g)		(g)	8.08%
Year Ended October 31, 2004	1.26%		0.59%		1.26%		2.74%
Year Ended October 31, 2005 (h)	1.98%			(g)		(g)	5.51%
Year Ended October 31, 2006	1.54%		0.60%		1.54%		6.67%
Six Months Ended April 30, 2007 (Unaudited)	2.22%		0.54%		2.22%		1.80%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	The amount is less than $0.005.
(j)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 51

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderate Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23
Six Months Ended April 30, 2007 (Unaudited)	$10.97	0.14	0.60	0.74
Class B Shares
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14
Six Months Ended April 30, 2007 (Unaudited)	$10.89	0.10	0.59	0.69
Class C Shares
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15
Six Months Ended April 30, 2007 (Unaudited)	$10.86	0.11	0.59	0.70

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Net Asset
	Net	Net		Value,
	Investment	Realized	Total	End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	(0.18)	–	(0.18)	$7.94	(6.12%	)
Year Ended October 31, 2003	(0.16)	–	(0.16)	$9.01	15.75%
Year Ended October 31, 2004	(0.16)	–	(0.16)	$9.60	8.36%
Year Ended October 31, 2005	(0.23)	(0.01)	(0.24)	$10.11	7.86%
Year Ended October 31, 2006	(0.26)	(0.11)	(0.37)	$10.97	12.41%
Six Months Ended April 30, 2007 (Unaudited)	(0.15)	(0.21)	(0.36)	$11.35	6.96%
Class B Shares
Year Ended October 31, 2002	(0.12)	–	(0.12)	$7.92	(6.96%	)
Year Ended October 31, 2003	(0.13)	–	(0.13)	$8.96	14.89%
Year Ended October 31, 2004	(0.10)	–	(0.10)	$9.55	7.72%
Year Ended October 31, 2005	(0.16)	(0.01)	(0.17)	$10.04	6.96%
Year Ended October 31, 2006	(0.18)	(0.11)	(0.29)	$10.89	11.61%
Six Months Ended April 30, 2007 (Unaudited)	(0.11)	(0.21)	(0.32)	$11.26	6.53%
Class C Shares
Year Ended October 31, 2002	(0.05)	–	(0.05)	$7.90	(7.13%	)
Year Ended October 31, 2003	(0.13)	–	(0.13)	$8.94	14.98%
Year Ended October 31, 2004	(0.10)	–	(0.10)	$9.52	7.67%
Year Ended October 31, 2005	(0.16)	(0.01)	(0.17)	$10.01	6.98%
Year Ended October 31, 2006	(0.19)	(0.11)	(0.30)	$10.86	11.65%
Six Months Ended April 30, 2007 (Unaudited)	(0.12)	(0.21)	(0.33)	$11.23	6.56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$1,186	0.48%	2.37%	0.48%		2.37%		34.36%
Year Ended October 31, 2003	$9,972	0.47%	1.88%		(g)		(g)	13.50%
Year Ended October 31, 2004	$35,157	0.47%	1.78%	0.47%		1.78%		5.64%
Year Ended October 31, 2005	$57,505	0.48%	2.35%		(g)		(g)	5.91%
Year Ended October 31, 2006	$68,922	0.46%	2.16%	0.46%		2.15%		8.40%
Six Months Ended April 30, 2007 (Unaudited)	$82,361	0.44%	2.72%	0.44%		2.72%		1.87%
Class B Shares
Year Ended October 31, 2002	$161	1.23%	1.33%	1.24%		1.32%		34.36%
Year Ended October 31, 2003	$6,229	1.21%	1.09%		(g)		(g)	13.50%
Year Ended October 31, 2004	$19,504	1.19%	1.07%	1.19%		1.07%		5.64%
Year Ended October 31, 2005	$28,907	1.20%	1.66%		(g)		(g)	5.91%
Year Ended October 31, 2006	$35,437	1.18%	1.51%	1.19%		1.50%		8.40%
Six Months Ended April 30, 2007 (Unaudited)	$37,730	1.18%	1.99%	1.18%		1.99%		1.87%
Class C Shares
Year Ended October 31, 2002	$416	1.23%	1.89%	1.29%		1.83%		34.36%
Year Ended October 31, 2003	$21,995	1.22%	0.98%		(g)		(g)	13.50%
Year Ended October 31, 2004	$102,058	1.19%	1.07%	1.19%		1.07%		5.64%
Year Ended October 31, 2005	$150,491	1.20%	1.66%		(g)		(g)	5.91%
Year Ended October 31, 2006	$184,788	1.18%	1.51%	1.19%		1.51%		8.40%
Six Months Ended April 30, 2007 (Unaudited)	$210,094	1.18%	2.00%	1.18%		2.00%		1.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

52 Semiannual Report 2006

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderate Fund (continued)

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (f)	$8.77	0.01	0.18	0.19
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19
Six Months Ended April 30, 2007 (Unaudited)	$10.89	0.16	0.59	0.72
Institutional Class Shares
Period Ended October 31, 2005 (h)	$10.02	0.18	0.09	0.27
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26
Six Months Ended April 30, 2007 (Unaudited)(i)	$10.98	0.16	0.59	0.75
Service Class Shares
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22
Six Months Ended April 30, 2007 (Unaudited)	$10.95	0.14	0.60	0.74

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Net Asset
	Net	Net		Value,
	Investment	Realized	Total	End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2003 (f)	–	–	–	$8.96	2.17%
Year Ended October 31, 2004	(0.13)	–	(0.13)	$9.56	8.19%
Year Ended October 31, 2005	(0.22)	(0.01)	(0.23)	$10.06	7.68%
Year Ended October 31, 2006	(0.25)	(0.11)	(0.36)	$10.89	12.11%
Six Months Ended April 30, 2007 (Unaudited)	(0.14)	(0.21)	(0.35)	$11.26	6.75%
Institutional Class Shares
Period Ended October 31, 2005 (h)	(0.17)	–	(0.17)	$10.12	2.71%
Year Ended October 31, 2006	(0.29)	(0.11)	(0.40)	$10.98	12.69%
Six Months Ended April 30, 2007 (Unaudited)(i)	(0.17)	(0.21)	(0.38)	$11.35	6.99%
Service Class Shares
Year Ended October 31, 2002	(0.17)	–	(0.17)	$7.92	(6.35%	)
Year Ended October 31, 2003	(0.15)	–	(0.15)	$8.99	15.59%
Year Ended October 31, 2004	(0.15)	–	(0.15)	$9.59	8.34%
Year Ended October 31, 2005	(0.22)	(0.01)	(0.23)	$10.09	7.66%
Year Ended October 31, 2006	(0.25)	(0.11)	(0.36)	$10.95	12.30%
Six Months Ended April 30, 2007 (Unaudited)	(0.15)	(0.21)	(0.36)	$11.33	6.90%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
				Ratio of		Investment
			Ratio of Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	$1	0.74%	0.68%	0.84%		0.58%		13.50%
Year Ended October 31, 2004	$42	0.62%	1.79%		(g)		(g)	5.64%
Year Ended October 31, 2005	$199	0.61%	2.09%		(g)		(g)	5.91%
Year Ended October 31, 2006	$4,026	0.79%	1.88%	0.79%		1.87%		8.40%
Six Months Ended April 30, 2007 (Unaudited)	$21,703	0.81%	2.34%	0.81%		2.34%		1.87%
Institutional Class Shares
Period Ended October 31, 2005 (h)	$1	0.23%	2.45%		(g)		(g)	5.91%
Year Ended October 31, 2006	$3,119	0.21%	2.55%	0.21%		2.54%		8.40%
Six Months Ended April 30, 2007 (Unaudited)(i)	$69,497	0.16%	2.90%	0.16%		2.90%		1.87%
Service Class Shares
Year Ended October 31, 2002	$123,963	0.61%	2.13%	0.65%		2.09%		34.36%
Year Ended October 31, 2003	$247,424	0.60%	1.82%		(g)		(g)	13.50%
Year Ended October 31, 2004	$487,130	0.59%	1.66%	0.59%		1.66%		5.64%
Year Ended October 31, 2005	$934,203	0.60%	2.24%		(g)		(g)	5.91%
Year Ended October 31, 2006	$1,152,756	0.58%	2.05%	0.59%		2.04%		8.40%
Six Months Ended April 30, 2007 (Unaudited)	$1,251,852	0.58%	2.59%	0.58%		2.59%		1.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2006 Semiannual Report 53

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Conservative Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from	Net
	Beginning of	Investment	(Losses) on	Investment	Investment
	Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002 (f)	$9.19	0.26	(0.49)	(0.23)	(0.25)
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95	(0.22)
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)
Six Months Ended April 30, 2007 (Unaudited)	$10.64	0.16	0.43	0.59	(0.17)
Class B Shares
Year Ended October 31, 2002 (f)	$9.20	0.20	(0.49)	(0.29)	(0.19)
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89	(0.17)
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)
Six Months Ended April 30, 2007 (Unaudited)	$10.64	0.12	0.42	0.54	(0.13)
Class C Shares
Year Ended October 31, 2002	$9.22	–	(0.44)	(0.44)	(0.06)
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88	(0.18)
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)
Six Months Ended April 30, 2007 (Unaudited)	$10.61	0.13	0.41	0.54	(0.13)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
							Ratio of
						Net Assets at	Expenses
	Net		Net Asset			End	to Average
	Realized	Total	Value,	Total		of Period	Net
	Gains	Distributions	End of Period	Return (a) (b)		(000’s)	Assets (c)

Class A Shares
Year Ended October 31, 2002 (f)	–	(0.25)	$8.71	(2.60%	)	$898	0.50%
Year Ended October 31, 2003	–	(0.22)	$9.44	11.02%		$4,482	0.53%
Year Ended October 31, 2004	–	(0.19)	$9.88	6.71%		$11,157	0.52%
Year Ended October 31, 2005	(0.01)	(0.27)	$10.18	5.78%		$16,923	0.54%
Year Ended October 31, 2006	(0.17)	(0.46)	$10.64	9.24%		$27,244	0.48%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.43)	$10.80	5.59%		$30,066	0.45%
Class B Shares
Year Ended October 31, 2002 (f)	–	(0.19)	$8.72	(3.22%	)	$83	1.27%
Year Ended October 31, 2003	–	(0.17)	$9.44	10.37%		$2,453	1.28%
Year Ended October 31, 2004	–	(0.12)	$9.88	5.99%		$4,606	1.21%
Year Ended October 31, 2005	(0.01)	(0.21)	$10.18	5.08%		$6,002	1.22%
Year Ended October 31, 2006	(0.17)	(0.39)	$10.64	8.49%		$7,376	1.20%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.39)	$10.79	5.11%		$8,040	1.19%
Class C Shares
Year Ended October 31, 2002	–	(0.06)	$8.72	(3.14%	)	$88	1.27%
Year Ended October 31, 2003	–	(0.18)	$9.42	10.26%		$7,530	1.29%
Year Ended October 31, 2004	–	(0.13)	$9.85	5.99%		$26,760	1.22%
Year Ended October 31, 2005	(0.01)	(0.20)	$10.14	5.01%		$39,545	1.22%
Year Ended October 31, 2006	(0.17)	(0.39)	$10.61	8.50%		$41,108	1.20%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.39)	$10.76	5.22%		$44,272	1.19%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
	Ratio of Net	Ratio of Expenses		Investment
	Investment	(Prior to		Income (Prior to
	Income	Reimbursements)		Reimbursements)
	to Average	to		to
	Net	Average Net		Average Net		Portfolio
	Assets (c)	Assets (c) (d)		Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002 (f)	2.99%	0.51%		2.98%		49.00%
Year Ended October 31, 2003	2.34%	(h	)	(h	)	19.93%
Year Ended October 31, 2004	2.12%	0.52%		2.12%		6.66%
Year Ended October 31, 2005	2.57%	0.54%		2.57%		8.37%
Year Ended October 31, 2006	2.65%	0.49%		2.65%		12.64%
Six Months Ended April 30, 2007 (Unaudited)	3.13%	0.45%		3.12%		10.04%
Class B Shares
Year Ended October 31, 2002 (f)	2.24%	1.29%		2.22%		49.00%
Year Ended October 31, 2003	1.52%	(h	)	(h	)	19.93%
Year Ended October 31, 2004	1.41%	(h	)	(h	)	6.66%
Year Ended October 31, 2005	1.90%	1.22%		1.90%		8.37%
Year Ended October 31, 2006	1.98%	1.21%		1.97%		12.64%
Six Months Ended April 30, 2007 (Unaudited)	2.33%	1.19%		2.33%		10.04%
Class C Shares
Year Ended October 31, 2002	2.48%	1.33%		2.42%		49.00%
Year Ended October 31, 2003	1.45%	(h	)	(h	)	19.93%
Year Ended October 31, 2004	1.42%	(h	)	(h	)	6.66%
Year Ended October 31, 2005	1.90%	1.22%		1.90%		8.37%
Year Ended October 31, 2006	1.97%	1.21%		1.97%		12.64%
Six Months Ended April 30, 2007 (Unaudited)	2.32%	1.20%		2.32%		10.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

54 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Conservative Fund (continued)

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from	Net
	Beginning of	Investment	(Losses) on	Investment	Investment
	Period	Income	Investments	Activities	Income

Class R Shares
Period Ended October 31, 2003 (g)	$9.33	0.01	0.11	0.12	–
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)
Six Months Ended April 30, 2007 (Unaudited)	$10.69	0.15	0.40	0.55	(0.16)
Institutional Class Shares
Period Ended October 31, 2005 (i)	$10.17	0.23	0.04	0.27	(0.20)
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)
Six Months Ended April 30, 2007 (Unaudited) (f)	$10.71	0.18	0.42	0.60	(0.18)
Service Class Shares
Year Ended October 31, 2002 (f)	$9.20	0.26	(0.50)	(0.24)	(0.24)
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95	(0.20)
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)
Six Months Ended April 30, 2007 (Unaudited)	$10.68	0.16	0.41	0.57	(0.16)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
							Ratio of
						Net Assets at	Expenses
	Net		Net Asset			End	to Average
	Realized	Total	Value,	Total		of Period	Net
	Gains	Distributions	End of Period	Return (a) (b)		(000’s)	Assets (c)

Class R Shares
Period Ended October 31, 2003 (g)	–	–	$9.45	1.29%		$1	0.81%
Year Ended October 31, 2004	–	(0.16)	$9.91	6.55%		$1	0.60%
Year Ended October 31, 2005	(0.01)	(0.25)	$10.22	5.73%		$1	0.65%
Year Ended October 31, 2006	(0.17)	(0.46)	$10.69	9.19%		$620	0.81%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.42)	$10.82	5.30%		$5,465	0.82%
Institutional Class Shares
Period Ended October 31, 2005 (i)	–	(0.20)	$10.24	3.70%		$1	0.29%
Year Ended October 31, 2006	(0.17)	(0.49)	$10.71	9.58%		$905	0.20%
Six Months Ended April 30, 2007 (Unaudited) (f)	(0.26)	(0.44)	$10.87	5.67%		$10,289	0.18%
Service Class Shares
Year Ended October 31, 2002 (f)	–	(0.24)	$8.72	(2.70%	)	$36,927	0.61%
Year Ended October 31, 2003	–	(0.20)	$9.47	11.09%		$78,189	0.61%
Year Ended October 31, 2004	–	(0.18)	$9.91	6.59%		$136,368	0.61%
Year Ended October 31, 2005	(0.01)	(0.26)	$10.21	5.67%		$195,790	0.62%
Year Ended October 31, 2006	(0.17)	(0.45)	$10.68	9.18%		$241,726	0.60%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.42)	$10.83	5.41%		$268,935	0.56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
	Ratio of Net	Ratio of Expenses		Investment
	Investment	(Prior to		Income (Prior to
	Income	Reimbursements)		Reimbursements)
	to Average	to		to
	Net	Average Net		Average Net		Portfolio
	Assets (c)	Assets (c) (d)		Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (g)	1.34%	0.91%		1.24%		19.93%
Year Ended October 31, 2004	2.01%	(h	)	(h	)	6.66%
Year Ended October 31, 2005	2.54%	0.65%		2.54%		8.37%
Year Ended October 31, 2006	2.53%	0.82%		2.52%		12.64%
Six Months Ended April 30, 2007 (Unaudited)	3.16%	0.83%		3.16%		10.04%
Institutional Class Shares
Period Ended October 31, 2005 (i)	3.17%	(h	)	(h	)	8.37%
Year Ended October 31, 2006	3.05%	0.21%		3.04%		12.64%
Six Months Ended April 30, 2007 (Unaudited) (f)	3.36%	0.18%		3.35%		10.04%
Service Class Shares
Year Ended October 31, 2002 (f)	2.82%	0.69%		2.74%		49.00%
Year Ended October 31, 2003	2.28%	0.65%		2.24%		19.93%
Year Ended October 31, 2004	2.01%	0.61%		2.01%		6.66%
Year Ended October 31, 2005	2.49%	0.62%		2.49%		8.37%
Year Ended October 31, 2006	2.53%	0.61%		2.52%		12.64%
Six Months Ended April 30, 2007 (Unaudited)	3.14%	0.57%		3.13%		10.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2007 Semiannual Report 55

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66
Six Months Ended April 30, 2007 (Unaudited)	$10.40	0.18	0.20	0.38
Class B Shares
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58
Six Months Ended April 30, 2007 (Unaudited)	$10.38	0.14	0.21	0.35
Class C Shares
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59
Six Months Ended April 30, 2007 (Unaudited)	$10.35	0.14	0.20	0.34

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2002	(0.31)	–	(0.31)	$9.51	0.45%
Year Ended October 31, 2003	(0.28)	–	(0.28)	$9.88	6.89%
Year Ended October 31, 2004	(0.22)	–	(0.22)	$10.13	4.84%
Year Ended October 31, 2005	(0.27)	(0.05)	(0.32)	$10.17	3.67%
Year Ended October 31, 2006	(0.31)	(0.12)	(0.43)	$10.40	6.68%
Six Months Ended April 30, 2007 (Unaudited)	(0.18)	(0.15)	(0.33)	$10.45	3.72%
Class B Shares
Year Ended October 31, 2002	(0.25)	–	(0.25)	$9.53	(0.15%	)
Year Ended October 31, 2003	(0.23)	–	(0.23)	$9.87	6.05%
Year Ended October 31, 2004	(0.15)	–	(0.15)	$10.12	4.12%
Year Ended October 31, 2005	(0.20)	(0.05)	(0.25)	$10.16	3.02%
Year Ended October 31, 2006	(0.24)	(0.12)	(0.36)	$10.38	5.89%
Six Months Ended April 30, 2007 (Unaudited)	(0.14)	(0.15)	(0.29)	$10.44	3.46%
Class C Shares
Year Ended October 31, 2002	(0.26)	–	(0.26)	$9.51	(0.21%	)
Year Ended October 31, 2003	(0.23)	–	(0.23)	$9.85	6.03%
Year Ended October 31, 2004	(0.16)	–	(0.16)	$10.09	4.10%
Year Ended October 31, 2005	(0.20)	(0.05)	(0.25)	$10.13	2.95%
Year Ended October 31, 2006	(0.25)	(0.12)	(0.37)	$10.35	5.92%
Six Months Ended April 30, 2007 (Unaudited)	(0.14)	(0.15)	(0.29)	$10.40	3.36%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of	Ratio of		Investment
			Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	$802	0.50%	3.62%	0.50%		3.62%		46.89%
Year Ended October 31, 2003	$1,798	0.53%	2.83%		(g)		(g)	32.93%
Year Ended October 31, 2004	$5,008	0.50%	2.43%	0.51%		2.43%		11.67%
Year Ended October 31, 2005	$28,965	0.53%	2.85%	0.53%		2.85%		13.42%
Year Ended October 31, 2006	$18,384	0.48%	2.98%	0.48%		2.97%		36.51%
Six Months Ended April 30, 2007 (Unaudited)	$19,127	0.46%	3.60%	0.46%		3.59%		5.10%
Class B Shares
Year Ended October 31, 2002	$75	1.27%	2.77%	1.33%		2.71%		46.89%
Year Ended October 31, 2003	$1,622	1.29%	1.96%		(g)		(g)	32.93%
Year Ended October 31, 2004	$3,437	1.23%	1.70%		(g)		(g)	11.67%
Year Ended October 31, 2005	$4,010	1.22%	2.10%	1.22%		2.10%		13.42%
Year Ended October 31, 2006	$3,841	1.21%	2.36%	1.22%		2.35%		36.51%
Six Months Ended April 30, 2007 (Unaudited)	$4,026	1.20%	2.86%	1.20%		2.86%		5.10%
Class C Shares
Year Ended October 31, 2002	$400	1.27%	2.75%	1.29%		2.73%		46.89%
Year Ended October 31, 2003	$3,592	1.29%	1.95%		(g)		(g)	32.93%
Year Ended October 31, 2004	$13,683	1.24%	1.69%		(g)		(g)	11.67%
Year Ended October 31, 2005	$19,106	1.23%	2.10%	1.23%		2.10%		13.42%
Year Ended October 31, 2006	$18,474	1.21%	2.36%	1.22%		2.36%		36.51%
Six Months Ended April 30, 2007 (Unaudited)	$20,049	1.20%	2.85%	1.20%		2.85%		5.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

56 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Conservative Fund (continued)

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (f)	$9.83	0.02	0.02	0.04
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64
Six Months Ended April 30, 2007 (Unaudited)	$10.40	0.14	0.23	0.37
Institutional Class Shares
Period Ended October 31, 2005 (h)	$10.20	0.27	(0.02)	0.25
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70
Six Months Ended April 30, 2007 (Unaudited)	$10.46	0.19	0.20	0.39
Service Class Shares
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65
Six Months Ended April 30, 2007 (Unaudited)	$10.42	0.17	0.20	0.37

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2003 (f)	–	–	–	$9.87	0.41%
Year Ended October 31, 2004	(0.18)	–	(0.18)	$10.15	4.73%
Year Ended October 31, 2005	(0.26)	(0.05)	(0.31)	$10.20	3.65%
Year Ended October 31, 2006	(0.32)	(0.12)	(0.44)	$10.40	6.46%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.15)	(0.31)	$10.46	3.69%
Institutional Class Shares
Period Ended October 31, 2005 (h)	(0.22)	–	(0.22)	$10.23	2.44%
Year Ended October 31, 2006	(0.35)	(0.12)	(0.47)	$10.46	6.91%
Six Months Ended April 30, 2007 (Unaudited)	(0.19)	(0.15)	(0.34)	$10.51	3.93%
Service Class Shares
Year Ended October 31, 2002	(0.31)	–	(0.31)	$9.53	0.48%
Year Ended October 31, 2003	(0.27)	–	(0.27)	$9.90	6.76%
Year Ended October 31, 2004	(0.21)	–	(0.21)	$10.15	4.69%
Year Ended October 31, 2005	(0.26)	(0.05)	(0.31)	$10.20	3.62%
Year Ended October 31, 2006	(0.31)	(0.12)	(0.43)	$10.42	6.52%
Six Months Ended April 30, 2007 (Unaudited)	(0.17)	(0.15)	(0.32)	$10.47	3.66%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of	Ratio of		Investment
			Net	Expenses		Income
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End of	Expenses	Income	Reimbursements)		Reimbursements)
	Period	to Average	to Average	to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	$1	0.84%	2.03%	0.94%		1.93%		32.93%
Year Ended October 31, 2004	$1	0.62%	2.30%		(g)		(g)	11.67%
Year Ended October 31, 2005	$3	0.65%	2.67%	0.65%		2.67%		13.42%
Year Ended October 31, 2006	$503	0.83%	3.03%	0.83%		3.02%		36.51%
Six Months Ended April 30, 2007 (Unaudited)	$3,387	0.84%	3.22%	0.84%		3.22%		5.10%
Institutional Class Shares
Period Ended October 31, 2005 (h)	$1	0.28%	3.74%	0.28%		3.74%		13.42%
Year Ended October 31, 2006	$159	0.22%	3.68%	0.23%		3.68%		36.51%
Six Months Ended April 30, 2007 (Unaudited)	$4,696	0.18%	3.83%	0.19%		3.83%		5.10%
Service Class Shares
Year Ended October 31, 2002	$28,253	0.61%	3.49%	0.72%		3.38%		46.89%
Year Ended October 31, 2003	$59,472	0.61%	2.73%	0.67%		2.68%		32.93%
Year Ended October 31, 2004	$101,261	0.61%	2.31%	0.63%		2.29%		11.67%
Year Ended October 31, 2005	$137,589	0.62%	2.70%	0.63%		2.70%		13.42%
Year Ended October 31, 2006	$167,499	0.61%	2.95%	0.62%		2.95%		36.51%
Six Months Ended April 30, 2007 (Unaudited)	$177,821	0.57%	3.48%	0.58%		3.47%		5.10%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from March 1, 2005 (commencement of operations) through October 31, 2006.
(d)	For the period from January 2, 2004 (commencement of operations) through October 31, 2005.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2007 Semiannual Report 57

Nationwide Optimal Allocations Fund: Growth

How did the Fund perform during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Optimal Allocations Fund: Growth (Class A at NAV) returned 9.89% versus 10.05% for its composite benchmark, which consists of 70% Standard & Poor’s (S&P) 500® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 922 funds as of April 30, 2007) was 9.10%. On March 1, 2007, the Fund was renamed Nationwide Optimal Allocations Fund: Growth from Nationwide Optimal Allocations Fund: Aggressive.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. For example, all 10 of the sectors in the Standard & Poor’s 500 Index finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with an “aggressive” risk profile. The Fund’s design was developed by Nationwide Fund Advisors (the “Adviser”) with the assistance of a consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier” — the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by the Adviser and Ibbotson, and are subject to change at any time and without notice. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. That said, during the reporting period no changes were made in the lineup of underlying funds held by the Fund. The Nationwide Optimal Allocations Fund: Growth is currently invested in 18 underlying funds.

Nationwide Optimal Allocations Fund: Growth

	Target	6-Month
Underlying Funds	Allocations*	Returns*

Nationwide International Growth Fund	9%	18.68%

Nationwide Global Financial Services Fund	9%	9.41%

Nationwide Leaders Fund	8%	6.52%

Nationwide U.S. Growth Leaders Fund	8%	11.49%

Nationwide Global Health Sciences Fund	7%	7.57%

Nationwide Small Cap Fund	7%	11.75%

iShares Cohen & Steers Realty Majors Index Fund	7%	7.07%

Nationwide U.S. Growth Leaders Long-Short Fund	7%	7.38%

Nationwide Global Technology and Communications Fund	6%	11.50%

Credit Suisse Commodity Return Strategy Fund	4%	6.45%

iShares Lehman TIPS Bond Fund	4%	1.98%

iShares Russell Mid Cap Index Fund	4%	12.13%

Nationwide Global Natural Resources Fund	4%	18.87%

Nationwide Emerging Markets Fund	4%	24.05%

Nationwide Micro Cap Equity Fund	3%	2.90%

Nationwide Market Neutral Fund	3%	-1.67%

iShares S&P 500 Index	3%	8.55%

Nationwide Global Utilities Fund	3%	14.22%

*	Fund allocations and Institutional Share Class returns are as of April 30, 2007.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of

58 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Growth

all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

What areas of investment provided the most positive relative return for the Fund?

The underlying fund that contributed the most to the Fund’s overall returns was the Nationwide International Growth Fund, as its approximate 9% allocation within the Fund returned 18.68% during the reporting period.

What areas of investment detracted most from the returns for the Fund?

Among the underlying funds in the portfolio, the one that detracted the most from the Fund’s overall returns was the Nationwide Market Neutral Fund which finished the reporting period with a return of -1.67%. The Nationwide Market Neutral Fund is a long-short portfolio. Given its strategy, this underlying fund’s returns will tend to lag in a strongly rising equity market.

What is your outlook for the near term?

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position the Fund well to deliver the potential for higher long-term returns versus those of Fund’s blended benchmark at a marginally higher risk, or volatility, level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds that represent a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 59

Nationwide Optimal Allocations Fund: Growth
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	9.89%	12.41%	15.38%	2.54%	1.69%
	w/SC3	3.60%	5.91%	12.99%

Class B	w/o SC2	9.45%	11.53%	14.44%	3.28%	2.43%
	w/SC4	4.45%	6.53%	13.61%

Class C	w/o SC2	9.44%	11.52%	14.42%	3.28%	2.43%
	w/SC5	8.44%	10.52%	14.42%

Class R6		9.52%	11.85%	14.90%	2.98%	2.13%

Institutional Service Class[6]		9.95%	12.65%	15.48%	2.38%	1.53%

Institutional Class[6]		9.93%	12.62%	15.60%	2.28%	1.43%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Growth, the Optimal Allocations Growth Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Growth Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%), the MSCI EAFE (25%) and the LB Aggregate Bond (5%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Growth
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Optimal Allocations:			Account Value,	Account Value,	During	Expense
Growth Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,098.90	$2.65	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.47	$2.56	0.51%

Class B	Actual		$1,000.00	$1,094.50	$6.39	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%

Class C	Actual		$1,000.00	$1,094.40	$6.44	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.24%

Class R	Actual		$1,000.00	$1,095.20	$4.42	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.78	$4.27	0.85%

Institutional Service Class	Actual		$1,000.00	$1,099.50	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

Institutional Class	Actual		$1,000.00	$1,099.30	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 61

Nationwide Optimal Allocations Fund: Growth
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	81.7%
Exchange Traded Funds	17.1%
Cash Equivalents	1.1%
Other Assets in excess of Liabilities	0.1%

100.0%

Asset Allocation Detail

Equity Funds	95.1%
Fixed Income Funds	3.7%
Money Market Funds	1.1%
Other	0.1%

100.0%

Top Holdings

Nationwide International Growth Fund Institutional	9.0%
Nationwide Global Financial Services Fund Institutional	8.6%
Nationwide U.S. Growth Leaders Fund Institutional	8.0%
Nationwide Leaders Fund Institutional	8.0%
Nationwide Global Health Sciences Fund Institutional	7.2%
Nationwide Small Cap Fund Institutional	7.0%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional	6.9%
iShares Cohen & Steers Realty Majors Index Fund	6.7%
Nationwide Global Technology and Communications Fund Institutional,	6.0%
Nationwide Global Natural Resources Fund Institutional	4.1%
Other	28.5%

100.0%

62 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Optimal Allocations Fund: Growth

Mutual Funds (81.7%)

	Shares or
	Principal Amount	Value

Equity Funds (81.7%)
Credit Suisse Commodity Return Strategy Fund	54,841	$629,574
Nationwide Emerging Markets Fund Institutional (a)	33,876	658,542
Nationwide Global Financial Services Fund Institutional (a)	84,651	1,392,517
Nationwide Global Health Sciences Fund Institutional (a)	94,753	1,157,878
Nationwide Global Natural Resources Fund Institutional (a)	31,290	660,524
Nationwide Global Technology and Communications Fund Institutional (a)	203,465	972,561
Nationwide Global Utilities Fund Institutional (a)	33,543	480,002
Nationwide International Growth Fund Institutional (a)	94,240	1,461,660
Nationwide Leaders Fund Institutional (a)	92,005	1,288,989
Nationwide Market Neutral Fund Institutional (a)	47,638	466,853
Nationwide Micro Cap Equity Fund Institutional (a)	25,545	482,549
Nationwide Small Cap Fund Institutional (a)	48,354	1,127,139
Nationwide U.S. Growth Leaders Fund Institutional (a)	118,668	1,289,923
Nationwide U.S. Growth Leaders Long-Short Fund Institutional (a)	101,489	1,114,344

Total Mutual Funds (Cost $12,344,993)		13,183,055

Exchange Traded Funds (17.1%)
Equity Funds (13.4%)
iShares S&P 500 Index Fund	$3,108	461,476
iShares Russell Midcap Index Fund	5,826	629,208
iShares Cohen & Steers Realty Majors Index Fund	10,402	1,072,862

		2,163,546

Fixed Income Fund (3.7%)
iShares Lehman US Treasury Inflation Protected Securities Fund	5,938	601,757

Total Exchange Traded Funds — (Cost $2,648,210)		2,765,303

Cash Equivalent (1.1%)
Money Market Fund (1.1%)
AIM Liquid Assets Portfolio	172,611	172,611

Total Investments (Cost $15,165,814) (b) — 99.9%		16,120,969
Other assets in excess of liabilities — 0.1%		11,909

NET ASSETS — 100.0%		$16,132,878

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 63

Nationwide Optimal Allocations Fund:
Moderate

How did the Fund perform during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Optimal Allocations Fund: Moderate (Class A at NAV) returned 7.36% versus 7.60% for its composite benchmark, which consists of 40% Standard & Poor’s (S&P) 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 40% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 467 funds as of April 30, 2007) was 6.71%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. For example, all 10 of the sectors in the Standard & Poor’s 500 Index finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered to the market’s upward momentum.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with a “moderate” risk profile. The Fund’s design was developed by Nationwide Fund Advisors (the “Adviser”) with the assistance of a consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier” — the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by the Adviser and Ibbotson, and are subject to change at any time and without notice. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. The Nationwide Convertible Fund was closed in late October 2006, and its 6% allocation within the Nationwide Optimal Allocations Fund: Moderate was reallocated evenly between the Nationwide Fund and the Nationwide Bond Fund. The Nationwide Optimal Allocations Fund: Moderate is currently invested in 20 underlying funds.

Nationwide Optimal Allocations Fund: Moderate

	Target	6-Month
Underlying Funds	Allocations*	Returns*

iShares Lehman Aggregate Bond Fund	17%	2.47%

iShares Lehman TIPS Bond Fund	10%	1.98%

Oppenheimer International Bond Fund	8%	8.09%

Nationwide International Growth Fund	7%	18.68%

Nationwide Global Financial Services Fund	6%	9.41%

Nationwide U.S. Growth Leaders Long-Short Fund	6%	7.38%

Nationwide Leaders Fund	5%	6.52%

iShares Cohen & Steers Realty Majors Index Fund	5%	7.07%

iShares Lehman 1-3 Year Treasury Bond Fund	5%	2.24%

Nationwide Market Neutral Fund	5%	-1.67%

Nationwide Global Health Sciences Fund	4%	7.57%

Nationwide Small Cap Fund	4%	11.75%

Nationwide Global Natural Resources Fund	3%	18.87%

Credit Suisse Commodity Return Strategy Fund	3%	6.45%

Nationwide Global Technology and Communications Fund	2%	11.50%

iShares Russell Mid Cap Index Fund	2%	12.13%

Nationwide Emerging Markets Fund	2%	24.05%

Nationwide U.S. Growth Leaders Fund	2%	11.49%

iShares S&P 500 Index	2%	8.55%

Nationwide Global Utilities Fund	2%	14.22%

*	Fund allocations and Institutional Share Class returns are as of April 30, 2007

64 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Moderate

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com

What areas of investment provided the most positive returns for the Fund?

Among those underlying funds that contributed the most to the Fund’s overall returns was the Nationwide International Growth Fund, as its approximate 7% allocation within the Fund returned 18.68% during the reporting period.

What areas detracted from Fund performance?

Conversely, among the underlying funds in the Fund’s portfolio, the one that detracted the most from the overall returns of the Fund was the Nationwide Market Neutral Fund, which finished the reporting period with a return of -1.67%. The Nationwide Market Neutral Fund is a long-short portfolio. Given its strategy, this underlying fund’s returns will tend to lag in a strongly rising equity market.

What is your outlook for the near term?

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position the Fund well to deliver the potential for higher long-term returns versus those of the Fund’s blended benchmark at a marginally higher risk, or volatility level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds that represent a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 65

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	7.36%	11.30%	12.23%	1.78%	1.49%
	w/SC3	1.21%	4.94%	9.91%

Class B	w/o SC2	7.00%	10.48%	11.13%	2.51%	2.22%
	w/SC4	2.00%	5.48%	10.25%

Class C	w/o SC2	6.91%	10.43%	11.23%	2.51%	2.22%
	w/SC5	5.91%	9.43%	11.23%

Class R [6]		7.05%	10.78%	11.67%	2.21%	1.92%

Institutional Service Class [6]		7.44%	11.54%	12.27%	1.59%	1.30%

Institutional Class [6]		7.43%	11.52%	12.35%	1.51%	1.22%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Moderate, the Optimal Allocations Moderate Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (40%), the MSCI EAFE (20%) and the LB Aggregate Bond (40%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

66 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Moderate
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Optimal Allocations:			Account Value,	Account Value,	During	Expense
Moderate Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,073.60	$2.57	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.52	$2.51	0.50%

Class B	Actual		$1,000.00	$1,070.00	$6.36	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.24%

Class C	Actual		$1,000.00	$1,069.10	$6.36	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.24%

Class R	Actual		$1,000.00	$1,070.50	$4.26	0.83%
	Hypothetical	[1]	$1,000.00	$1,020.88	$4.17	0.83%

Institutional Service Class	Actual		$1,000.00	$1,074.40	$1.29	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

Institutional Class	Actual		$1,000.00	$1,074.30	$1.29	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 67

Nationwide Optimal Allocations Fund: Moderate
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	60.0%
Exchange Traded Funds	39.1%
Cash Equivalents	1.5%
Liabilities in excess of Other Assets	-0.6%

100.0%

Asset Allocation Detail

Equity Funds	54.1%
Fixed Income Funds	45.0%
Money Market Funds	1.5%
Other	-0.6%

100.0%

Top Holdings

iShares Lehman Aggregate Bond Fund	17.1%
iShares Lehman US Treasury Inflation Protected Securities Fund	9.9%
Oppenheimer International Bond Fund	8.0%
Nationwide International Growth Fund Institutional	7.1%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional	6.0%
iShares Cohen & Steers Realty Majors Index Fund	5.0%
iShares Lehman 1-3 Year Treasury Bond Fund	5.0%
Nationwide Market Neutral Fund Institutional	4.9%
Nationwide Global Financial Services Fund Institutional	4.4%
Nationwide Global Health Sciences Fund Institutional	4.2%
Other	28.4%

100.0%

68 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Optimal Allocations Fund: Moderate

Mutual Funds (60.0%)

	Shares or
	Principal Amount	Value

Equity Funds (52.0%)
Credit Suisse Commodity Return Strategy Fund	107,135	$1,229,915
Nationwide Emerging Markets Fund Institutional (a)	44,146	858,195
Nationwide Global Financial Services Fund Institutional (a)	110,118	1,811,435
Nationwide Global Health Sciences Fund Institutional (a)	141,100	1,724,246
Nationwide Global Natural Resources Fund Institutional (a)	61,146	1,290,799
Nationwide Global Technology and Communications Fund Institutional (a)	176,696	844,605
Nationwide Global Utilities Fund Institutional (a)	58,259	833,688
Nationwide International Growth Fund Institutional (a)	190,984	2,962,168
Nationwide Leaders Fund Institutional (a)	120,464	1,687,706
Nationwide Market Neutral Fund Institutional (a)	206,770	2,026,346
Nationwide Mid Cap Growth Fund Institutional (a)	95,831	1,640,633
Nationwide Small Cap Fund Institutional (a)	54,351	1,266,920
Nationwide U.S. Growth Leaders Fund Institutional (a)	77,298	840,226
Nationwide U.S. Growth Leaders Long-Short Fund Institutional (a)	226,585	2,487,908

		21,504,790

Fixed Income Funds (8.0%)
Oppenheimer International Bond Fund	532,136	3,325,851

Total Mutual Funds (Cost $23,259,581)		24,830,641

Exchange Traded Funds (39.1%)
Equity Funds (2.1%)
iShares S&P 500 Index Fund	$5,776	857,620
iShares Russell Midcap Index Fund	202	21,816

		879,436

Fixed Income Funds (37.0%)
iShares Lehman US Treasury Inflation Protected Securities Fund	40,517	4,105,993
iShares Lehman Aggregate Bond Fund	70,235	7,055,808
iShares Lehman 1-3 Year Treasury Bond Fund	25,439	2,045,550
iShares Cohen & Steers Realty Majors Index Fund	20,212	2,084,666

		15,292,017

Total Exchange Traded Funds (Cost $15,710,869)		16,171,453

Cash Equivalent (1.5%)
Money Market Fund (1.5%)
AIM Liquid Assets Portfolio	623,988	623,988

Total Investments (Cost $39,594,438) (b) — 100.6%		41,626,082

Liabilities in excess of other assets — (0.6)%		(265,113)

NET ASSETS — 100.0%		$41,360,969

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 69

Nationwide Optimal Allocations Fund:
Moderate Growth

How did the Fund perform during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Optimal Allocations Fund: Moderate Growth (Class A at NAV) returned 9.09% versus 8.80% for its composite benchmark, which consists of 60% Standard & Poor’s (S&P) 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 20% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 642 funds as of April 30, 2007) was 7.59%. On March 1, 2007, the Fund was renamed Nationwide Optimal Allocation Fund: Moderate Growth from Nationwide Optimal Allocation Fund: Moderately Aggressive.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. For example, all 10 of the sectors in the Standard & Poor’s 500 Index finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with a “moderately aggressive” risk profile. The Fund’s design was developed by Nationwide Fund Advisors (the “Adviser”) with the assistance of a consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier” — the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio.

The Fund’s allocations are reviewed quarterly by the Adviser and Ibbotson, and are subject to change at any time and without notice. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. The Nationwide Convertible Fund was closed in late October 2006, and its 4% allocation within the Nationwide Optimal Allocations Fund: Moderate Growth was reallocated evenly between the Nationwide Fund and the Nationwide Bond Fund. The Nationwide Optimal Allocations Fund: Moderate Growth is currently invested in 19 underlying funds.

70 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Moderate Growth

Nationwide Optimal Allocations Fund: Moderate Growth

	Target	6 Month
Underlying Funds	Allocations*	Returns*

Nationwide International Growth Fund	9%	18.68%

iShares Lehman Aggregate Bond Fund	8%	2.47%

Nationwide Global Financial Services Fund	8%	9.41%

iShares Lehman TIPS Bond Fund	8%	1.98%

Nationwide U.S. Growth Leaders Long-Short Fund	7%	7.38%

Nationwide Leaders Fund	6%	6.52%

Nationwide Global Health Sciences Fund	6%	7.57%

iShares Cohen & Steers Realty Majors Index Fund	6%	7.07%

Nationwide U.S. Growth Leaders Fund	5%	11.49%

Nationwide Small Cap Fund	5%	11.75%

Nationwide Market Neutral Fund	4%	-1.67%

Credit Suisse Commodity Return Strategy Fund	4%	6.45%

Oppenheimer International Bond Fund	4%	8.09%

Nationwide Global Technology and

Communications Fund	4%	11.50%

Nationwide Global Natural Resources Fund	4%	18.87%

iShares Russell Mid Cap Index Fund	4%	12.13%

Nationwide Global Utilities Fund	3%	14.22%

Nationwide Emerging Markets Fund	3%	24.05%

iShares S&P 500 Index	2%	8.55%

*	Fund allocations and Institutional Share Class returns are as of April 30, 2007.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com

What areas of investment provided the most positive returns for the Fund?

The underlying fund that contributed the most to the Fund’s overall returns was the Nationwide International Growth Fund, as its approximate 9% allocation within the Fund returned 18.68% during the reporting period.

What areas detracted from Fund performance?

Among the underlying funds in the portfolio, the one that detracted the most from the Fund’s overall returns was the Nationwide Market Neutral Fund which finished the reporting period with a return of -1.67%. The Nationwide Market Neutral Fund is a long-short portfolio. Given its strategy, this underlying fund’s returns will tend to lag in a strongly rising equity market.

What is your outlook for the near term?

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position the Fund well to deliver the potential for higher long-term returns versus those of the Fund blended benchmark at a marginally higher risk, or volatility level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds that represent a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 71

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	9.09%	12.38%	14.12%	1.94%	1.59%
	w/SC3	2.85%	5.90%	11.76%

Class B	w/o SC2	8.71%	11.54%	13.27%	2.67%	2.32%
	w/SC4	3.71%	6.54%	12.42%

Class C	w/o SC2	8.72%	11.57%	13.25%	2.67%	2.32%
	w/SC5	7.72%	10.57%	13.25%

Class R6		8.66%	11.74%	13.71%	2.37%	2.02%

Institutional Service Class[6]		9.22%	12.65%	14.35%	1.78%	1.43%

Institutional Class[6]		9.21%	12.55%	14.40%	1.67%	1.32%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Moderate Growth, the Optimal Allocations Moderate Growth Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Moderate Growth Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%), the MSCI EAFE (20%) and the LB Aggregate Bond (20%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72 Semiannual Report 2007

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Optimal Allocations:			Account Value,	Account Value,	During	Expense
Moderate Growth Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,090.90	$2.59	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.52	$2.51	0.50%

Class B	Actual		$1,000.00	$1,087.10	$6.42	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.24%

Class C	Actual		$1,000.00	$1,087.20	$6.42	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.24%

Class R	Actual		$1,000.00	$1,086.60	$6.36	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%

Institutional Service Class	Actual		$1,000.00	$1,092.20	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

Institutional Class	Actual		$1,000.00	$1,092.10	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 73

Nationwide Optimal Allocations Fund: Moderate Growth
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	76.6%
Exchange Traded Funds	25.3%
Cash Equivalents	0.6%
Liabilities in excess of Other Assets	-2.5%

100.0%

Asset Allocation Detail

Equity Funds	75.9%
Fixed Income Funds	26.0%
Money Market Funds	0.6%
Other	-2.5%

100.0%

Top Holdings

Nationwide International Growth Fund Institutional	9.4%
iShares Lehman US Treasury Inflation Protected Securities Fund	8.1%
iShares Lehman Aggregate Bond Fund	8.0%
Nationwide Global Financial Services Fund Institutional	7.3%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional	7.2%
Nationwide Global Health Sciences Fund Institutional	6.4%
Nationwide Leaders Fund Institutional	6.2%
iShares Cohen & Steers Realty Majors Index Fund	5.9%
Nationwide U.S. Growth Leaders Fund Institutional	5.2%
Nationwide Small Cap Fund Institutional	5.2%
Other	31.1%

100.0%

74 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Optimal Allocations Fund: Moderate Growth

Mutual Funds (76.6%)

	Shares or
	Principal Amount	Value

Equity Funds (72.6%)
Credit Suisse Commodity Return Strategy Fund	134,403	$1,542,944
Nationwide Emerging Markets Fund Institutional (a)	62,294	1,210,990
Nationwide Global Financial Services Fund Institutional (a)	170,307	2,801,552
Nationwide Global Health Sciences Fund Institutional (a)	199,149	2,433,599
Nationwide Global Natural Resources Fund Institutional (a)	76,701	1,619,156
Nationwide Global Technology and Communications Fund Institutional (a)	332,496	1,589,333
Nationwide Global Utilities Fund Institutional (a)	82,233	1,176,759
Nationwide International Growth Fund Institutional (a)	231,035	3,583,357
Nationwide Leaders Fund Institutional (a)	169,184	2,370,261
Nationwide Market Neutral Fund Institutional (a)	155,704	1,525,900
Nationwide Mid Cap Growth Fund Institutional (a)	65,865	1,127,604
Nationwide Small Cap Fund Institutional (a)	84,685	1,974,011
Nationwide U.S. Growth Leaders Fund Institutional (a)	181,855	1,976,769
Nationwide U.S. Growth Leaders Long-Short Fund Institutional (a)	248,819	2,732,031

		27,664,266

Fixed Income Fund (4.0%)
Oppenheimer International Bond Fund	250,421	1,565,132

Total Mutual Funds (Cost $27,136,272)		29,229,398

Exchange Traded Funds (25.3%)

	Shares or
	Principal Amount	Value

Equity Funds (3.3%)
iShares S&P 500 Index Fund	$5,398	$801,495
iShares Russell Midcap Index Fund	4,221	455,868

		1,257,363

Fixed Income Funds (22.0%)
iShares Lehman US Treasury Inflation Protected Securities Fund	30,443	3,085,094
iShares Lehman Aggregate Bond Fund	30,612	3,075,281
iShares Cohen & Steers Realty Majors Index Fund	21,818	2,250,309

		8,410,684

Total Exchange Traded Funds (Cost $9,276,228)		9,668,047

Cash Equivalent (0.6%)
Money Market Fund (0.6%)
AIM Liquid Assets Portfolio	227,749	227,749
Total Investments (Cost $36,640,249) (b) — 102.5%		39,125,194
Liabilities in excess of other assets — (2.5)%		(958,537)

NET ASSETS — 100.0%		$38,166,657

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

2007 Semiannual Report 75

Nationwide Optimal Allocations Fund: Specialty

How did the Fund perform during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Optimal Allocations Fund: Specialty (Class A at NAV) returned 10.08% versus 10.70% for its composite benchmark, which consists of 70% Standard & Poor’s (S&P) 500® Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty/ Miscellaneous Funds (consisting of 128 funds as of April 30, 2007) was 9.36%.

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. For example, all 10 of the sectors in the Standard & Poor’s 500 Index finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with an “aggressive” risk profile or as a potential alpha-enhancing supplement to an investor’s core portfolio. The Fund’s design was developed by Nationwide Fund Advisors (the “Adviser”) with the assistance of a consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier” — the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by the Adviser and Ibbotson, and are subject to change at any time and without notice. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. That said, during the reporting period no changes were made in the lineup of underlying funds held by the Fund. The Nationwide Optimal Allocations Fund: Specialty is currently invested in twelve underlying funds.

Nationwide Optimal Allocations Fund: Specialty

	Target	6 Month
Underlying Funds	Allocations*	Returns*

Nationwide Global Financial Services Fund	15%	9.41%

Nationwide Global Health Sciences Fund	12%	7.57%

Nationwide U.S. Growth Leaders Long-Short Fund	11%	7.38%

Nationwide Global Technology and Communications Fund	11%	11.50%

Nationwide Micro Cap Equity Fund	9%	2.90%

iShares Cohen & Steers Realty Majors Index Fund	9%	7.07%

Nationwide Emerging Markets Fund	9%	24.05%

Nationwide Global Natural Resources Fund	7%	18.87%

Nationwide Global Utilities Fund	5%	14.22%

Credit Suisse Commodity Return Strategy Fund	5%	6.45%

iShares Lehman TIPS Bond Fund	4%	1.98%

Nationwide Market Neutral Fund	3%	-1.67%

*	Fund allocations and Institutional Share Class returns are as of April 30, 2007.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent

76 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Specialty

month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

What areas of investment provided the most positive returns for the Fund?

Among the underlying funds in the Fund’s portfolio that contributed the most to overall returns were the Nationwide Emerging Markets Fund (an approximate 9% allocation by the Fund that returned 24.05%) and the Nationwide Global Natural Resources Fund (an approximate 7% allocation by the Fund that returned 18.87%) during the reporting period.

What areas detracted from Fund performance?

Conversely, the underlying fund in the portfolio that detracted the most from the Fund’s overall return was the Nationwide Market Neutral Fund, which finished the reporting period with a return of -1.67% and an approximate allocation of 3% during the period. The Nationwide Market Neutral Fund is a long-short portfolio. Given its strategy, this underlying fund’s returns will tend to lag in a strongly rising equity market.

What is your outlook for the near term?

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position the Fund well to deliver the potential for higher long-term returns versus those of the Fund’s blended benchmark at a marginally higher risk, or volatility level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds that represent a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 77

Nationwide Optimal Allocations Fund: Specialty
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	10.08%	13.01%	17.28%	2.06%	1.82%
	w/SC3	3.72%	6.48%	14.86%

Class B	w/o SC2	9.70%	12.20%	16.45%	2.80%	2.56%
	w/SC4	4.70%	7.20%	15.64%

Class C	w/o SC2	9.71%	12.20%	16.43%	2.80%	2.56%
	w/SC5	8.71%	11.20%	16.43%

Class R6		9.92%	12.63%	16.97%	2.50%	2.26%

Institutional Service Class[6]		10.28%	13.36%	17.53%	1.89%	1.65%

Institutional Class[6]		10.17%	13.25%	17.61%	1.80%	1.56%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Specialty, the Optimal Allocations Specialty Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Specialty Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%) and the MSCI EAFE (30%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Specialty
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Optimal Allocations:			Account Value,	Account Value,	During	Expense
Specialty Fund			11/1/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,100.80	$2.60	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.52	$2.51	0.50%

Class B	Actual		$1,000.00	$1,097.00	$6.40	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%

Class C	Actual		$1,000.00	$1,097.10	$6.45	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.24%

Class R	Actual		$1,000.00	$1,099.20	$4.42	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.78	$4.27	0.85%

Institutional Service Class	Actual		$1,000.00	$1,102.80	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

Institutional Class	Actual		$1,000.00	$1,101.70	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.76	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. Represents the hypothetical 5% return before expenses.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 79

Nationwide Optimal Allocations Fund: Specialty
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	87.0%
Exchange Traded Funds	12.4%
Other Assets in excess of Liabilities	0.6%

100.0%

Asset Allocation Detail

Equity Funds	95.6%
Fixed Income Funds	3.8%
Other	0.6%

100.0%

Top Holdings

Nationwide Global Financial Services Fund Institutional	15.1%
Nationwide Global Health Sciences Fund Institutional	12.2%
Nationwide Global Technology and Communications Fund Institutional	11.0%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional	10.8%
Nationwide Emerging Markets Fund Institutional	9.1%
Nationwide Micro Cap Equity Fund Institutional	8.9%
iShares Cohen & Steers Realty Majors Index Fund	8.6%
Nationwide Global Natural Resources Fund Institutional	7.1%
Nationwide Global Utilities Fund Institutional	4.9%
Credit Suisse Commodity Return Strategy Fund	4.9%
Other	7.4%

100.0%

80 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Optimal Allocations Fund: Specialty

Mutual Funds (87.0%)

	Shares or
	Principal Amount	Value

Equity Funds (87.0%)
Credit Suisse Commodity Return Strategy Fund	429,002	$4,924,938
Nationwide Emerging Markets Fund Institutional (a)	476,963	9,272,153
Nationwide Global Financial Services Fund Institutional (a)	933,075	15,349,082
Nationwide Global Health Sciences Fund Institutional (a)	1,016,433	12,420,814
Nationwide Global Natural Resources Fund Institutional (a)	342,644	7,233,210
Nationwide Global Technology and Communications Fund Institutional (a)	2,333,924	11,156,158
Nationwide Global Utilities Fund Institutional (a)	349,818	5,005,890
Nationwide Market Neutral Fund Institutional (a)	298,088	2,921,260
Nationwide Micro Cap Equity Fund Institutional (a)	479,529	9,058,298
Nationwide U.S. Growth Leaders Long-Short Fund Institutional (a)	997,940	10,957,384

Total Mutual Funds (Cost $83,235,079)		88,299,187

Exchange Traded Funds (12.4%)

	Shares or
	Principal Amount	Value

Equity Fund (8.6%)
iShares Cohen & Steers Realty Majors Index Fund	$85,026	$8,769,582

Fixed Income Fund (3.8%)
iShares Lehman US Treasury Inflation Protected Securities Fund	37,571	3,807,445

Total Exchange Traded Funds — (Cost $11,513,550)		12,577,027

Total Investments (Cost $94,748,629) (b) — 99.4%		100,876,214

Other assets in excess of liabilities — 0.6%		648,075

NET ASSETS — 100.0%		$101,524,289

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 81

Nationwide Optimal Allocations Fund: Defensive

How did the Fund perform during the six-month period ended April 30, 2007?

The Nationwide Optimal Allocations Fund: Defensive was launched on December 15, 2006, and thus was not operational during the entire six-month period covered by this report. From inception through April 30, 2007, the Fund (Class A at NAV) returned 3.13%. During the first four months of 2007, the Fund (Class A at NAV) returned 3.43% versus an average return of 3.01% for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 410 funds as of April 30, 2007).

Can you describe the market environment during the reporting period?

Despite a brief but relatively steep sell-off during the first quarter of 2007, the U.S. stock market advanced strongly during the reporting period. For example, all 10 of the sectors within the Standard & Poor’s 500 Index finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s gross domestic product (GDP) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half that for the first quarter of 2007. Nevertheless, investors continued to be buoyed by hopes that the economy would achieve a “soft landing” — that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. In addition, a string of mergers, acquisitions and stock buybacks furthered the market’s upward momentum.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with a “conservative” risk profile as these funds are meant to serve as a complement to a core portfolio. The Fund’s design was developed by Nationwide Fund Advisors (the “Adviser”) with the assistance of a consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier,” the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by the Adviser and Ibbotson, and are subject to change. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. The Nationwide Optimal Allocations Fund: Defensive is currently invested in a set of 13 underlying funds.

		Target
Asset Class	Underlying Fund	Allocation*

US Aggregate Bonds	iShares Lehman Aggregate Bond Fund	18%

Short Term Bonds	iShares Lehman 1-3 Year Treas Bond Fund	15%

TIPS	iShares Lehman TIPS Bond Fund	15%

International Bonds	Oppenheimer International Bond Fund	12%

Equity Market Neutral	Gartmore Market Neutral Fund	9%

Long Short Equity	Gartmore US Growth Ldrs Long Short Fund	6%

Global Financial	Gartmore Global Financial Services Fund	5%

US REITs	iShares C & S Realty Majors Index Fund	5%

Global Health Sciences	Gartmore Global Health Sciences Fund	4%

Global Utilities	Gartmore Global Utilities Fund	3%

Global Energy/ Materials	Gartmore Global Natural Resources Fund	3%

82 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Defensive

		Target
Asset Class	Underlying Fund	Allocation*

Commodities	Credit Suisse Commodity Return Strategy Fund	3%

Global Tech and Comm	Gartmore Global Tech and Comm Fund	2%

		100%

*	Target allocations as of April 30, 2007. These allocations are subject to change at any time and without notice.

Since the Fund was launched in December, the underlying fund return chart won’t be available until the October 31, 2007 annual report period.

What areas of investment provided the most positive returns for the Fund?

The underlying fund that contributed the most to the Fund’s overall returns was the Oppenheimer International Bond Fund, which returned 8.09% and had an approximate allocation of 12% during the period of the Defensive Fund’s existence.

What areas detracted from Fund performance?

Among the underlying funds in the portfolio, the one that detracted the most from the Fund’s overall returns was the Nationwide Market Neutral Fund, which registered a return of -0.47% during the period of the Defensive Fund’s existence. The Nationwide Market Neutral Fund is a long-short portfolio. Given its strategy, this underlying fund’s returns will tend to lag in a strongly rising equity market.

What is your outlook for the near term?

Looking ahead, we believe that the Fund’s allocation to multiple asset classes will position the Fund well to deliver the potential for higher long-term returns versus those of its blended benchmark at a marginally higher risk level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds that represent a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2007 Semiannual Report 83

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

			Gross	Net
			Expense	Expense
		Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	3.13%	3.92%	1.29%
	w/SC3	-2.80%

Class B	w/o SC2	2.91%	4.62%	1.99%
	w/SC4	-2.09%

Class C	w/o SC2	2.91%	4.62%	1.99%
	w/SC5	1.91%

Class R6		3.02%	4.32%	1.69%

Institutional Service Class [6]		3.24%	3.62%	0.99%

Institutional Class[6]		3.24%	3.62%	0.99%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Expenses also include underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 15, 2006.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Defensive, the Optimal Allocations Defensive Composite Index (Composite)(a), LB U.S. Aggregate Index(b), S&P 500 Index (S&P 500)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Defensive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the LB U.S. Aggregate Index (60%) and the S&P 500(40%).

(b)	The LB U.S. Aggregate Index is unmanaged index of the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

(c)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

84 Semiannual Report 2007

Nationwide Optimal Allocations Fund: Defensive
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, December 15, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Optimal Allocations:			Account Value,	Account Value,	During	Expense
Defensive Fund			12/15/06	4/30/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,031.30	$1.83	0.48%
	Hypothetical	[1]	$1,000.00	$1,017.00	$1.82	0.48%

Class B	Actual		$1,000.00	$1,029.10	$4.76	1.25%
	Hypothetical	[1]	$1,000.00	$1,014.11	$4.74	1.25%

Class C	Actual		$1,000.00	$1,029.10	$4.76	1.25%
	Hypothetical	[1]	$1,000.00	$1,014.11	$4.74	1.25%

Class R	Actual		$1,000.00	$1,030.20	$3.54	0.93%
	Hypothetical	[1]	$1,000.00	$1,015.31	$3.52	0.93%

Institutional Service Class	Actual		$1,000.00	$1,032.40	$0.95	0.25%
	Hypothetical	[1]	$1,000.00	$1,017.86	$0.95	0.25%

Institutional Class	Actual		$1,000.00	$1,032.40	$0.95	0.25%
	Hypothetical	[1]	$1,000.00	$1,017.86	$0.95	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 136/365 (to reflect the period of operations). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Semiannual Report 85

Nationwide Optimal Allocations Fund: Defensive
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Exchange Traded Funds	50.0%
Mutual Funds	46.0%
Cash Equivalents	3.2%
Other Assets in excess of Liabilities	0.8%

100.0%

Asset Allocation Detail

Fixed Income Funds	62.0%
Equity Funds	34.0%
Money Market Funds	3.2%
Other	0.8%

100.0%

Top Holdings

iShares Lehman Aggregate Bond Fund	17.1%
iShares Lehman 1-3 Year Treasury Bond Fund	14.3%
iShares Lehman US Treasury Inflation Protected Securities Fund	13.9%
Oppenheimer International Bond Fund	11.8%
Nationwide Market Neutral Fund Institutional	8.7%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional	5.9%
iShares Cohen & Steers Realty Majors Index Fund	4.7%
Nationwide Global Financial Services Fund Institutional	4.6%
Nationwide Global Health Sciences Fund Institutional	4.1%
AIM Liquid Assets Portfolio	3.2%
Other	11.7%

100.0%

86 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Optimal Allocations Fund: Defensive

Mutual Funds (46.0%)

	Shares or
	Principal Amount	Value

Equity Funds (34.0%)
Credit Suisse Commodity Return Strategy Fund	5,336	$61,257
Nationwide Global Financial Services Fund Institutional (a)	5,855	96,314
Nationwide Global Health Sciences Fund Institutional (a)	6,989	85,407
Nationwide Global Natural Resources Fund Institutional (a)	3,034	64,051
Nationwide Global Technology and Communications Fund Institutional (a)	8,776	41,950
Nationwide Global Utilities Fund Institutional (a)	4,338	62,073
Nationwide Market Neutral Fund Institutional (a)	18,549	181,776
Nationwide U.S. Growth Leaders Long-Short Fund Institutional (a)	11,278	123,829

		716,657

Fixed Income Funds (12.0%)
Oppenheimer International Bond Fund	39,694	248,086

Total Mutual Funds (Cost $939,969)		964,743

Exchange Traded Funds (50.0%)

	Shares or
	Principal Amount	Value

Fixed Income Funds (50.0%)
iShares Lehman US Treasury Inflation Protected Securities Fund	$2,872	$291,048
iShares Lehman Aggregate Bond Fund	3,574	359,044
iShares Lehman 1-3 Year Treasury Bond Fund	$3,742	$300,894
iShares Cohen & Steers Realty Majors Index Fund	962	99,221

Total Exchange Traded Funds (Cost $1,045,739)		1,050,207

Cash Equivalent (3.2%)
Money Market Fund (3.2%)
AIM Liquid Assets Portfolio	66,248	66,248
Total Investments (Cost $2,051,956) (b) — 99.2%		2,081,198
Other assets in excess of liabilities — 0.8%		17,037

NET ASSETS — 100.0%		$2,098,235

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Semiannual Report 87

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide	Nationwide	Nationwide Optimal	Nationwide	Nationwide
	Optimal Allocations	Optimal Allocations	Allocations Fund:	Optimal Allocations	Optimal Allocations
	Fund: Growth	Fund: Moderate	Moderate Growth	Fund: Specialty	Fund: Defensive

Assets:
Investments, at value (Cost $3,434,250; $20,748,097; $12,523,984; $16,305,271 and $1,412,389)	$3,567,488	$21,351,207	$13,003,872	$17,501,965	$1,425,798
Investments in affiliates, at value (Cost $11,731,564; $18,846,341; $24,116,265; $78,443,358 and $639,567 )	12,553,481	20,274,875	26,121,322	83,374,249	655,400

Total Investments	16,120,969	41,626,082	39,125,194	100,876,214	2,081,198

Cash	5,007	–	22,316	477,395	–
Interest and dividends receivable	724	2,769	1,473	–	528
Receivable for capital shares issued	3,451	48,661	15,801	326,400	–
Receivable from adviser	4,374	2,334	1,144	–	4,208
Prepaid expenses and other assets	8,283	14,066	26,683	18,487	31,665

Total Assets	16,142,808	41,693,912	39,192,611	101,698,496	2,117,599

Liabilities:
Payable to custodian	–	165,438	–	–	15,121
Payable for capital shares redeemed	–	140,106	1,003,212	114,334	–
Accrued expenses and other payables:
Investment advisory fees	–	–	–	1,263	–
Distribution fees	9,665	26,844	22,048	57,434	348
Administrative servicing fees	135	60	8	201	42
Compliance program fees	1	262	204	597	4
Custodian fees	–	–	–	87	–
Other	129	233	482	291	3,849

Total Liabilities	9,930	332,943	1,025,954	174,207	19,364

Net Assets	$16,132,878	$41,360,969	$38,166,657	$101,524,289	$2,098,235

Represented by:
Capital	$14,621,395	$37,988,517	$34,490,963	$91,220,976	$2,055,106
Accumulated net investment income (loss)	(332,836)	(377,707)	(588,127)	(2,280,973)	6,841
Accumulated net realized gains on investment transactions	889,164	1,718,515	1,778,876	6,456,701	7,046
Net unrealized appreciation on investments	955,155	2,031,644	2,484,945	6,127,585	29,242

Net Assets	$16,132,878	$41,360,969	$38,166,657	$101,524,289	$2,098,235

Net Assets:
Class A Shares	$5,268,641	$10,768,636	$15,192,810	$39,313,040	$702,921
Class B Shares	1,294,572	3,331,693	3,751,766	6,316,387	67,761
Class C Shares	9,351,698	27,151,498	19,217,996	55,701,383	291,245
Class R Shares	215,265	106,595	1,440	190,679	1,031
Institutional Service Class Shares	1,504	1,389	1,462	1,581	1,035
Institutional Class Shares	1,198	1,158	1,183	1,219	1,034,242

Total	$16,132,878	$41,360,969	$38,166,657	$101,524,289	$2,098,235

See accompanying notes to financial statements.

88 Semiannual Report 2007

Statements of Assets and Liabilities (Continued)

	Nationwide		Nationwide		Nationwide Optimal		Nationwide		Nationwide
	Optimal Allocations		Optimal Allocations		Allocations Fund:		Optimal Allocations		Optimal Allocations
	Fund: Growth		Fund: Moderate		Moderate Growth		Fund: Specialty		Fund: Defensive

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	405,380		876,203		1,188,783		2,821,873		68,623
Class B Shares	101,463		274,966		296,636		459,674		6,633
Class C Shares	733,228		2,239,282		1,520,717		4,056,311		28,493
Class R Shares	16,729		8,710		113		13,708		101
Institutional Service Class Shares	116		113		114		113		101
Institutional Class Shares	92		94		92		87		100,723

Total	1,257,008		3,399,368		3,006,455		7,351,766		204,674

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.00		$12.29		$12.78		$13.93		$10.24
Class B Shares (a)	$12.76		$12.12		$12.65		$13.74		$10.22
Class C Shares (b)	$12.75		$12.12	(c)	$12.64		$13.73		$10.22
Class R Shares	$12.87		$12.24		$12.74		$13.91		$10.23	(c)
Institutional Service Class Shares	$13.01	(c)	$12.28	(c)	$12.81	(c)	$13.98	(c)	$10.25
Institutional Class Shares	$13.04	(c)	$12.30	(c)	$12.82	(c)	$14.00	(c)	$10.25	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.79		$13.04		$13.56		$14.78		$10.86

Maximum Sales Charge:
Class A	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2007 Semiannual Report 89

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	Nationwide Optimal	Nationwide Optimal
	Allocations Fund:	Allocations Fund:
	Growth	Moderate

INVESTMENT INCOME:
Interest income	$3,001	$8,577
Dividend income	36,968	136,778
Dividend income from affiliates	31,763	246,300

Total Income	71,732	391,655

Expenses:
Investment advisory fees	10,320	26,591
Distribution fees Class A	5,956	12,359
Distribution fees Class B	4,828	14,866
Distribution fees Class C	39,466	112,674
Distribution fees Class R	302	130
Administrative servicing fees Class A	238	492
Administrative servicing fees Class R	129	55
Registration and filing fees	32,090	33,742
Printing fees	1,219	658
Trustee fees	182	478
Compliance program fees (Note 3)	39	197
Custodian fees	54	624
Legal fees	262	675
Other	6,067	12,068

Total expenses before reimbursed/waived expenses	101,152	215,609
Earnings credit (Note 4)	(27)	(312)
Expenses reimbursed	(33,323)	(31,873)
Expenses voluntarily waived by administrator	(137)	(351)

Net expenses	67,665	183,073

Net Investment Income	4,067	208,582

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	463,921	1,120,285
Net realized gains on investment transactions from affiliates	452,505	643,388

Net realized gains on investments	916,426	1,763,673
Net change in unrealized appreciation on investments	335,277	503,753

Net realized/unrealized gains from investments	1,251,703	2,267,426

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,255,770	$2,476,008

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide Optimal	Nationwide Optimal	Nationwide Optimal
	Allocations Fund:	Allocations Fund:	Allocations Fund:
	Moderate Growth	Specialty	Defensive

INVESTMENT INCOME:
Interest income	$5,728	$400	$2,785
Dividend income	221,029	218,433	8,549
Dividend income from affiliates	38,646	269,398	4,394

Total Income	265,403	488,231	15,728

Expenses:
Investment advisory fees	25,251	61,530	736
Distribution fees Class A	16,733	39,827	226
Distribution fees Class B	16,772	24,509	49
Distribution fees Class C	84,619	225,821	240
Distribution fees Class R	4	246	1
Administrative servicing fees Class A	668	1,580	40
Administrative servicing fees Class R	3	105	1
Registration and filing fees	32,819	34,012	2,254
Printing fees	1,234	1,846	619
Trustee fees	450	1,043	17
Compliance program fees (Note 3)	175	480	6
Custodian fees	404	707	1,655
Legal fees	645	1,525	1,028
Other	12,082	26,526	3,063

Total expenses before reimbursed/waived expenses	191,859	419,757	9,935
Earnings credit (Note 4)	(202)	(354)	–
Expenses reimbursed	(31,397)	(29,376)	(8,219)
Expenses voluntarily waived by administrator	(333)	(839)	(13)

Net expenses	159,927	389,188	1,703

Net Investment Income	105,476	99,043	14,025

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	1,005,404	2,658,002	612
Net realized gains on investment transactions from affiliates	808,454	3,824,695	6,434

Net realized gains on investments	1,813,858	6,482,697	7,046
Net change in unrealized appreciation on investments	955,643	1,107,537	29,242

Net realized/unrealized gains from investments	2,769,501	7,590,234	36,288

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,874,977	$7,689,277	$50,313

See accompanying notes to financial statements.

90 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund: Growth		Allocations Fund: Moderate
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$4,067	$(15,156)	$208,582	$341,790
Net realized gains on investment transactions	916,426	649,712	1,763,673	908,329
Net change in unrealized appreciation on investments	335,277	449,195	503,753	1,409,027

Change in net assets from operations	1,255,770	1,083,751	2,476,008	2,659,146

Distributions to Shareholders:
From net investment income:
Class A	(124,472)	(111,247)	(196,046)	(320,586)
Class B	(20,270)	(15,320)	(52,551)	(73,901)
Class C	(187,166)	(91,935)	(384,257)	(342,808)
Class R	(4,926)	(62)	(22)	(53)
Institutional Service Class	(39)	(62)	(27)	(56)
Institutional Class	(30)	(62,290)	(23)	(39,338)
Net realized gains:
Class A	(135,539)	(29,636)	(142,231)	(61,019)
Class B	(23,403)	(4,201)	(41,836)	(17,765)
Class C	(216,661)	(25,404)	(305,269)	(71,809)
Class R	(5,227)	(17)	(19)	(12)
Institutional Service Class	(40)	(16)	(19)	(12)
Institutional Class	(32)	(16,459)	(16)	(11,572)

Change in net assets from shareholder distributions	(717,805)	(356,649)	(1,122,316)	(938,931)

Change in net assets from capital transactions	4,224,851	6,775,878	8,549,157	15,086,201

Change in net assets	4,762,816	7,502,980	9,902,849	16,806,416

Net Assets:
Beginning of period	11,370,062	3,867,082	31,458,120	14,651,704

End of period	$16,132,878	$11,370,062	$41,360,969	$31,458,120

Accumulated net investment income (loss) at end of period	$(332,836)	$–	$(377,707)	$46,637

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,111,737	$3,609,066	$2,976,540	$7,674,464
Dividends reinvested	102,647	62,681	179,166	236,280
Cost of shares redeemed	(1,115,547)	(948,056)	(2,563,031)	(3,284,154)

Total Class A	1,098,837	2,723,691	592,675	4,626,590

Class B Shares
Proceeds from shares issued	566,680	563,260	674,968	1,482,320
Dividends reinvested	32,461	7,149	51,906	42,544
Cost of shares redeemed	(61,754)	(80,954)	(130,885)	(315,800)

Total Class B	537,387	489,455	595,989	1,209,064

Class C Shares
Proceeds from shares issued	3,097,413	5,295,529	9,611,024	13,651,149
Dividends reinvested	143,908	26,675	148,048	90,936
Cost of shares redeemed	(865,045)	(579,852)	(2,500,260)	(3,342,043)

Total Class C	2,376,276	4,742,352	7,258,812	10,400,042

See accompanying notes to financial statements.

2007 Semiannual Report 91

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund: Growth		Allocations Fund: Moderate
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$212,401	$200	$101,567	$200
Dividends reinvested	78	77	41	64
Cost of shares redeemed	(269)	(202)	(12)	(201)

Total Class R	212,210	75	101,596	63

Institutional Service Class Shares
Dividends reinvested	79	78	46	68

Total Institutional Service Class	79	78	46	68

Institutional Class Shares
Proceeds from shares issued	–	1,002	–	992
Dividends reinvested	62	78,749	39	50,910
Cost of shares redeemed	–	(1,259,524)	–	(1,201,528)

Total Institutional Class	62	(1,179,773)	39	(1,149,626)

Change in net assets from capital transactions:	$4,224,851	$6,775,878	$8,549,157	$15,086,201

SHARE TRANSACTIONS:
Class A Shares
Issued	167,375	304,491	249,297	677,111
Reinvested	8,304	5,557	15,135	21,313
Redeemed	(89,910)	(78,494)	(214,816)	(287,949)

Total Class A Shares	85,769	231,554	49,616	410,475

Class B Shares
Issued	45,711	47,527	56,987	132,552
Reinvested	2,669	640	4,438	3,890
Redeemed	(4,964)	(6,955)	(10,995)	(28,097)

Total Class B Shares	43,416	41,212	50,430	108,345

Class C Shares
Issued	250,518	451,935	814,170	1,215,654
Reinvested	11,834	2,388	12,646	8,283
Redeemed	(69,324)	(49,294)	(210,920)	(299,933)

Total Class C Shares	193,028	405,029	615,896	924,004

Class R Shares
Issued	16,634	17	8,600	18
Reinvested	6	7	3	6
Redeemed	(21)	(17)	(1)	(18)

Total Class R Shares	16,619	7	8,602	6

Institutional Service Class Shares
Reinvested	7	7	4	6

Total Institutional Service Class Shares	7	7	4	6

Institutional Class Shares
Issued	–	87	–	90
Reinvested	5	6,981	3	4,628
Redeemed	–	(109,336)	–	(107,664)

Total Institutional Class Shares	5	(102,268)	3	(102,946)

Change in shares:	338,844	575,541	724,551	1,339,890

See accompanying notes to financial statements.

92 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Optimal Allocations		Nationwide Optimal Allocations
	Fund: Moderate Growth		Fund: Specialty
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$105,476	$130,931	$99,043	$1,825
Net realized gains on investment transactions	1,813,858	1,032,699	6,482,697	1,509,303
Net change in unrealized appreciation on investments	955,643	1,318,442	1,107,537	4,346,195

Change in net assets from operations	2,874,977	2,482,072	7,689,277	5,857,323

Distributions to Shareholders:
From net investment income:
Class A	(296,876)	(244,023)	(935,571)	(259,297)
Class B	(69,423)	(66,154)	(139,807)	(44,457)
Class C	(337,301)	(240,170)	(1,301,895)	(431,931)
Class R	(27)	(57)	(2,656)	(89)
Institutional Service Class	(32)	(60)	(49)	(51)
Institutional Class	(26)	(51,323)	(38)	(49,083)
Net realized gains:
Class A	(236,653)	(58,581)	(285,379)	(67,018)
Class B	(59,863)	(19,360)	(44,807)	(12,662)
Class C	(290,156)	(68,242)	(418,052)	(122,959)
Class R	(25)	(16)	(852)	(13)
Institutional Service Class	(25)	(16)	(15)	(13)
Institutional Class	(20)	(15,737)	(11)	(13,203)

Change in net assets from shareholder distributions	(1,290,427)	(763,739)	(3,129,132)	(1,000,776)

Change in net assets from capital transactions	7,131,105	18,371,052	33,625,088	41,976,799

Change in net assets	8,715,655	20,089,385	38,185,233	46,833,346

Net Assets:
Beginning of period	29,451,002	9,361,617	63,339,056	16,505,710

End of period	$38,166,657	$29,451,002	$101,524,289	$63,339,056

Accumulated net investment income (loss) at end of period	$(588,127)	$10,082	$(2,280,973)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,234,570	$8,484,493	$16,813,102	$20,524,625
Dividends reinvested	336,556	169,680	533,829	107,523
Cost of shares redeemed	(2,546,825)	(1,217,903)	(4,234,866)	(3,233,258)

Total Class A	3,024,301	7,436,270	13,112,065	17,398,890

See accompanying notes to financial statements.

2007 Semiannual Report 93

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal Allocations		Nationwide Optimal Allocations
	Fund: Moderate Growth		Fund: Specialty
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$778,964	$1,918,673	$2,393,776	$2,589,951
Dividends reinvested	69,719	38,200	51,530	12,195
Cost of shares redeemed (a)	(264,023)	(311,474)	(111,400)	(147,688)

Total Class B	584,660	1,645,399	2,333,906	2,454,458

Class C Shares
Proceeds from shares issued	6,258,059	13,410,388	20,591,710	25,319,433
Dividends reinvested	165,529	75,871	315,692	93,514
Cost of shares redeemed	(2,901,598)	(3,027,115)	(2,832,128)	(2,128,410)

Total Class C	3,521,990	10,459,144	18,075,274	23,284,537

Class R Shares
Proceeds from shares issued	–	200	106,544	102,337
Dividends reinvested	51	73	60	62
Cost of shares redeemed	–	(202)	(2,874)	(26,486)

Total Class R	51	71	103,730	75,913

Institutional Service Class Shares
Dividends reinvested	57	76	64	64

Total Institutional Service Class	57	76	64	64

Institutional Class Shares
Proceeds from shares issued	–	991	–	1,000
Dividends reinvested	46	67,059	49	62,286
Cost of shares redeemed	–	(1,237,958)	–	(1,300,349)

Total Institutional Class	46	(1,169,908)	49	1,237,063

Change in net assets from capital transactions:	$7,131,105	$18,371,052	$33,625,088	$41,976,799

SHARE TRANSACTIONS:
Class A Shares
Issued	421,271	728,211	1,252,468	1,650,793
Reinvested	27,610	15,126	40,472	9,233
Redeemed	(204,027)	(104,371)	(315,646)	(260,531)

Total Class A Shares	244,854	638,966	977,294	1,399,495

Class B Shares
Issued	63,243	165,938	179,780	209,697
Reinvested	5,766	3,437	3,952	1,055
Redeemed	(21,400)	(26,450)	(8,438)	(12,056)

Total Class B Shares	47,609	142,925	175,294	198,696

See accompanying notes to financial statements.

94 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal Allocations		Nationwide Optimal Allocations
	Fund: Moderate Growth		Fund: Specialty
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	510,331	1,161,596	1,549,947	2,056,788
Reinvested	13,702	6,830	24,228	8,096
Redeemed	(235,085)	(260,093)	(213,252)	(172,734)

Total Class C Shares	288,948	908,333	1,360,923	1,892,150

Class R Shares
Issued	–	18	8,018	7,962
Reinvested	4	6	5	5
Redeemed	–	(17)	(209)	(2,176)

Total Class R Shares	4	7	7,814	5,791

Institutional Service Class Shares
Reinvested	5	6	5	5

Total Institutional Service Class Shares	5	6	5	5

Institutional Class Shares
Issued	–	88	–	83
Reinvested	4	5,998	4	5,342
Redeemed	–	(108,784)	–	(108,182)

Total Institutional Class Shares	4	(102,698)	4	(102,757)

Change in shares:	581,424	1,587,539	2,521,334	3,393,380

See accompanying notes to financial statements.

2007 Semiannual Report 95

Statements of Changes in Net Assets

Nationwide
Optimal
Allocations
Fund: Defensive
Six Months Ended
April 30, 2007 (a)

(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$14,025
Net realized gains on investment transactions	7,046
Net change in unrealized appreciation on investments	29,242

Change in net assets from operations	50,313

Distributions to Shareholders:
From net investment income:
Class A	(7)
Class B	(7)
Class C	(7)
Class R	(7)
Institutional Service Class	(7)
Institutional Class	(7,149)

Change in net assets from shareholder distributions	(7,184)

Change in net assets from capital transactions	2,055,106

Change in net assets	2,098,235

Net Assets:
Beginning of period	–
End of period	$2,098,235

Accumulated net investment income at end of period	$6,841

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$691,471
Dividends reinvested	7
Cost of shares redeemed	(20)

Total Class A	691,458

Class B Shares
Proceeds from shares issued	66,940
Dividends reinvested	7

Total Class B	66,947

Class C Shares
Proceeds from shares issued	287,530
Dividends reinvested	7

Total Class C	287,537

Class R Shares
Proceeds from shares issued	1,000
Dividends reinvested	7

Total Class R	1,007

See accompanying notes to financial statements.

96 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

Nationwide
Optimal
Allocations
Fund: Defensive
Six Months Ended
April 30, 2007 (a)

(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,000
Dividends reinvested	7

Total Institutional Service Class	1,007

Institutional Class Shares
Proceeds from shares issued	1,000,001
Dividends reinvested	7,149

Total Institutional Class	1,007,150

Change in net assets from capital transactions:	$2,055,106

SHARE TRANSACTIONS:
Class A Shares
Issued	68,624
Reinvested	1
Redeemed	(2)

Total Class A Shares	68,623

Class B Shares
Issued	6,632
Reinvested	1

Total Class B Shares	6,633

Class C Shares
Issued	28,492
Reinvested	1

Total Class C Shares	28,493

Class R Shares
Issued	100
Reinvested	1

Total Class R Shares	101

Institutional Service Class Shares
Issued	100
Reinvested	1

Total Institutional Service Class Shares	101

Institutional Class Shares
Issued	100,000
Reinvested	723

Total Institutional Class Shares	100,723

Change in shares:	204,674

(a)	For the period from December 15, 2006 (commencement of operations) through April 30, 2007.

See accompanying notes to financial statements.

2007 Semiannual Report 97

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Growth

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	–	0.09	0.09
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94
Six Months Ended April 30, 2007 (Unaudited)	$12.51	0.07	1.13	1.20
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	(0.03)	0.07	0.04
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84
Six Months Ended April 30, 2007 (Unaudited) (g)	$12.32	(0.01)	1.14	1.13
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	(0.03)	0.07	0.04
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83
Six Months Ended April 30, 2007 (Unaudited)	$12.31	0.05	1.08	1.13

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.09	0.90%
Year Ended October 31, 2005	(0.24)	–	(0.24)	$11.33	14.87%
Year Ended October 31, 2006	(0.60)	(0.16)	(0.76)	$12.51	17.79%
Six Months Ended April 30, 2007 (Unaudited)	(0.34)	(0.37)	(0.71)	$13.00	9.89%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.04	0.40%
Year Ended October 31, 2005	(0.20)	–	(0.20)	$11.23	14.07%
Year Ended October 31, 2006	(0.59)	(0.16)	(0.75)	$12.32	16.94%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.32)	(0.37)	(0.69)	$12.76	9.45%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.04	0.40%
Year Ended October 31, 2005	(0.21)	–	(0.21)	$11.22	14.07%
Year Ended October 31, 2006	(0.58)	(0.16)	(0.74)	$12.31	16.91%
Six Months Ended April 30, 2007 (Unaudited)	(0.32)	(0.37)	(0.69)	$12.75	9.44%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of Net		Ratio of	Investment
			Investment		Expenses	Income
	Net Assets	Ratio of	Income (Loss)		(Prior to	(Prior to
	at End of	Expenses	to Average		Reimbursements)	Reimbursements)
	Period	to Average	Net Assets (c)		to Average	to Average	Portfolio
	(000’s)	Net Assets (c)	(d)		Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	$4	0.56%	(0.27%	)	13.40%	(12.75%)	7.82%
Year Ended October 31, 2005	$998	0.53%	0.41%		3.91%	(2.97%)	31.16%
Year Ended October 31, 2006	$3,999	0.51%	0.17%		1.32%	(0.64%)	47.77%
Six Months Ended April 30, 2007 (Unaudited)	$5,269	0.51%	0.55%		0.99%	0.07%	42.41%
Class B Shares
Period Ended October 31, 2004 (f)	$1	1.25%	(0.85%	)	13.48%	(13.80%)	7.82%
Year Ended October 31, 2005	$189	1.25%	0.68%		5.11%	(3.18%)	31.16%
Year Ended October 31, 2006	$715	1.25%	(0.50%	)	2.06%	(1.31%)	47.77%
Six Months Ended April 30, 2007 (Unaudited) (g)	$1,295	1.23%	(0.22%	)	1.73%	(0.72%)	42.41%
Class C Shares
Period Ended October 31, 2004 (f)	$1	1.25%	(0.85%	)	13.48%	(13.08%)	7.82%
Year Ended October 31, 2005	$1,517	1.25%	(0.71%	)	4.35%	(3.82%)	31.16%
Year Ended October 31, 2006	$6,652	1.25%	(0.51%	)	2.05%	(1.31%)	47.77%
Six Months Ended April 30, 2007 (Unaudited)	$9,352	1.24%	(0.21%	)	1.73%	(0.70%)	42.41%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

98 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Growth (continued)

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (f)	$10.00	(0.01)	0.07	0.06
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89
Six Months Ended April 30, 2007 (Unaudited)	$12.44	0.06	1.08	1.14
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	–	0.07	0.07
Year Ended October 31, 2005	$10.07	0.24	1.28	1.52
Year Ended October 31, 2006	$11.34	0.07	1.88	1.95
Six Months Ended April 30, 2007 (Unaudited)	$12.52	0.07	1.14	1.21
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	–	0.08	0.08
Year Ended October 31, 2005	$10.08	0.25	1.27	1.52
Year Ended October 31, 2006 (g)	$11.35	0.04	1.93	1.97
Six Months Ended April 30, 2007 (Unaudited)	$12.55	0.07	1.14	1.21

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.06	0.50%
Year Ended October 31, 2005	(0.21)	–	(0.21)	$11.31	14.70%
Year Ended October 31, 2006	(0.60)	(0.16)	(0.76)	$12.44	17.43%
Six Months Ended April 30, 2007 (Unaudited)	(0.34)	(0.37)	(0.71)	$12.87	9.52%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.07	0.80%
Year Ended October 31, 2005	(0.25)	–	(0.25)	$11.34	15.10%
Year Ended October 31, 2006	(0.61)	(0.16)	(0.77)	$12.52	17.91%
Six Months Ended April 30, 2007 (Unaudited)	(0.35)	(0.37)	(0.72)	$13.01	9.95%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.08	0.80%
Year Ended October 31, 2005	(0.25)	–	(0.25)	$11.35	15.25%
Year Ended October 31, 2006 (g)	(0.61)	(0.16)	(0.77)	$12.55	18.11%
Six Months Ended April 30, 2007 (Unaudited)	(0.35)	(0.37)	(0.72)	$13.04	9.93%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
			Ratio of Net		Ratio of	Investment
			Investment		Expenses	Income
	Net Assets	Ratio of	Income (Loss)		(Prior to	(Prior to
	at End of	Expenses	to Average		Reimbursements)	Reimbursements)
	Period	to Average	Net Assets (c)		to Average	to Average	Portfolio
	(000’s)	Net Assets (c)	(d)		Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	$1	0.85%	(0.45%	)	13.07%	(12.67%)	7.82%
Year Ended October 31, 2005	$1	0.80%	1.80%		5.55%	(2.94%)	31.16%
Year Ended October 31, 2006	$1	0.74%	(0.06%	)	1.47%	(0.79%)	47.77%
Six Months Ended April 30, 2007 (Unaudited)	$215	0.85%	0.36%		1.37%	(0.16%)	42.41%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$1	0.40%	0.00%		12.62%	(12.22%)	7.82%
Year Ended October 31, 2005	$1	0.30%	2.30%		5.78%	(3.15%)	31.16%
Year Ended October 31, 2006	$1	0.35%	(0.28%	)	1.51%	(0.88%)	47.77%
Six Months Ended April 30, 2007 (Unaudited)	$2	0.25%	0.77%		0.80%	0.22%	42.41%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$1,008	0.25%	0.15%		12.47%	(12.07%)	7.82%
Year Ended October 31, 2005	$1,160	0.25%	2.35%		4.36%	(1.76%)	31.16%
Year Ended October 31, 2006 (g)	$1	0.25%	0.33%		1.34%	(0.75%)	47.77%
Six Months Ended April 30, 2007 (Unaudited)	$1	0.25%	0.76%		0.99%	0.03%	42.41%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 99

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Moderate

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	0.04	0.28	0.32
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43
Six Months Ended April 30, 2007 (Unaudited) (g)	$11.85	0.10	0.76	0.86
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.24	0.25
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33
Six Months Ended April 30, 2007 (Unaudited) (g)	$11.71	0.06	0.75	0.81
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.24	0.25
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34
Six Months Ended April 30, 2007 (Unaudited) (g)	$11.72	0.06	0.74	0.80
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	0.03	0.24	0.27
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40
Six Months Ended April 30, 2007 (Unaudited) (g)	$11.80	0.07	0.75	0.82

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.32	3.20%
Year Ended October 31, 2005	(0.32)	(0.01)	(0.33)	$11.04	10.41%
Year Ended October 31, 2006	(0.51)	(0.11)	(0.62)	$11.85	13.38%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.24)	(0.18)	(0.42)	$12.29	7.36%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.25	2.60%
Year Ended October 31, 2005	(0.25)	(0.01)	(0.26)	$10.93	9.13%
Year Ended October 31, 2006	(0.44)	(0.11)	(0.55)	$11.71	12.59%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.22)	(0.18)	(0.40)	$12.12	7.00%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.25	2.60%
Year Ended October 31, 2005	(0.28)	(0.01)	(0.29)	$10.93	9.50%
Year Ended October 31, 2006	(0.44)	(0.11)	(0.55)	$11.72	12.59%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.22)	(0.18)	(0.40)	$12.12	6.91%
Class R Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.27	2.70%
Year Ended October 31, 2005	(0.25)	(0.01)	(0.26)	$11.02	9.94%
Year Ended October 31, 2006	(0.51)	(0.11)	(0.62)	$11.80	13.15%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.20)	(0.18)	(0.38)	$12.24	7.05%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
				Ratio of	Investment
			Ratio of Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	$1	0.56%	1.06%	12.40%	(10.78%	)	7.57%
Year Ended October 31, 2005	$4,595	0.52%	1.73%	1.88%	0.38%		61.59%
Year Ended October 31, 2006	$9,797	0.52%	1.87%	0.79%	1.60%		34.82%
Six Months Ended April 30, 2007 (Unaudited) (g)	$10,769	0.50%	1.72%	0.68%	1.54%		64.36%
Class B Shares
Period Ended October 31, 2004 (f)	$1	1.25%	0.37%	13.50%	(11.88%	)	7.57%
Year Ended October 31, 2005	$1,269	1.25%	0.65%	2.70%	(0.80%	)	61.59%
Year Ended October 31, 2006	$2,630	1.25%	1.20%	1.54%	0.93%		34.82%
Six Months Ended April 30, 2007 (Unaudited) (g)	$3,332	1.24%	0.98%	1.42%	0.80%		64.36%
Class C Shares
Period Ended October 31, 2004 (f)	$1	1.25%	0.37%	13.50%	(11.88%	)	7.57%
Year Ended October 31, 2005	$7,648	1.25%	0.72%	2.51%	(0.54%	)	61.59%
Year Ended October 31, 2006	$19,027	1.25%	1.25%	1.54%	0.97%		34.82%
Six Months Ended April 30, 2007 (Unaudited) (g)	$27,151	1.24%	0.97%	1.42%	0.79%		64.36%
Class R Shares
Period Ended October 31, 2004 (f)	$1	0.85%	0.77%	12.85%	(11.23%	)	7.57%
Year Ended October 31, 2005	$1	0.81%	2.35%	3.85%	(0.37%	)	61.59%
Year Ended October 31, 2006	$1	0.72%	1.63%	0.75%	1.60%		34.82%
Six Months Ended April 30, 2007 (Unaudited) (g)	$107	0.83%	1.23%	1.07%	0.99%		64.36%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

100 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Moderate (continued)

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.04	0.26	0.30
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45
Six Months Ended April 30, 2007 (Unaudited) (g)	$11.84	0.12	0.75	0.87
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.05	0.25	0.30
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07
Year Ended October 31, 2006 (g)	$11.04	0.18	1.29	1.47
Six Months Ended April 30, 2007 (Unaudited) (g)	$11.86	0.12	0.75	0.87

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.30	3.00%
Year Ended October 31, 2005	(0.31)	(0.01)	(0.32)	$11.04	10.39%
Year Ended October 31, 2006	(0.54)	(0.11)	(0.65)	$11.84	13.64%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.25)	(0.18)	(0.43)	$12.28	7.44%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.30	3.00%
Year Ended October 31, 2005	(0.32)	(0.01)	(0.33)	$11.04	10.54%
Year Ended October 31, 2006 (g)	(0.54)	(0.11)	(0.65)	$11.86	13.74%
Six Months Ended April 30, 2007 (Unaudited) (g)	(0.25)	(0.18)	(0.43)	$12.30	7.43%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
				Ratio of	Investment
			Ratio of Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$1	0.40%	1.22%	12.23%	(10.61%	)	7.57%
Year Ended October 31, 2005	$1	0.34%	2.83%	3.93%	(0.76%	)	61.59%
Year Ended October 31, 2006	$1	0.33%	1.99%	0.85%	1.47%		34.82%
Six Months Ended April 30, 2007 (Unaudited) (g)	$1	0.25%	1.97%	0.55%	1.67%		64.36%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$1,030	0.25%	1.37%	12.08%	(10.46%	)	7.57%
Year Ended October 31, 2005	$1,138	0.25%	2.90%	2.94%	0.20%		61.59%
Year Ended October 31, 2006 (g)	$1	0.25%	1.58%	0.58%	1.25%		34.82%
Six Months Ended April 30, 2007 (Unaudited) (g)	$1	0.25%	1.93%	0.66%	1.53%		64.36%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 101

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Moderate Growth

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	0.20	0.22
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27
Year Ended October 31, 2006	$11.21	0.39	1.32	1.71
Six Months Ended April 30, 2007 (Unaudited)	$12.21	0.09	0.99	1.08
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	–	0.17	0.17
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22
Year Ended October 31, 2006	$11.16	0.27	1.33	1.60
Six Months Ended April 30, 2007 (Unaudited)	$12.11	0.05	0.98	1.03
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	–	0.17	0.17
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20
Year Ended October 31, 2006	$11.14	0.34	1.27	1.61
Six Months Ended April 30, 2007 (Unaudited)	$12.10	0.06	0.97	1.03

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.22	2.10%
Year Ended October 31, 2005	(0.28)	–	(0.28)	$11.21	12.77%
Year Ended October 31, 2006	(0.56)	(0.15)	(0.71)	$12.21	15.79%
Six Months Ended April 30, 2007 (Unaudited)	(0.28)	(0.23)	(0.51)	$12.78	9.09%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.17	1.70%
Year Ended October 31, 2005	(0.23)	–	(0.23)	$11.16	12.07%
Year Ended October 31, 2006	(0.50)	(0.15)	(0.65)	$12.11	14.91%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.23)	(0.49)	$12.65	8.71%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.17	1.70%
Year Ended October 31, 2005	(0.23)	–	(0.23)	$11.14	11.98%
Year Ended October 31, 2006	(0.50)	(0.15)	(0.65)	$12.10	14.95%
Six Months Ended April 30, 2007 (Unaudited)	(0.26)	(0.23)	(0.49)	$12.64	8.72%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
					Ratio of	Investment
			Ratio of Net		Expenses	Income
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	$1	0.56%	(0.27%	)	13.04%	(12.75%	)	9.79%
Year Ended October 31, 2005	$3,419	0.52%	1.13%		2.32%	(0.66%	)	47.04%
Year Ended October 31, 2006	$11,525	0.52%	1.05%		0.85%	0.72%		32.64%
Six Months Ended April 30, 2007 (Unaudited)	$15,193	0.50%	1.08%		0.69%	0.89%		48.29%
Class B Shares
Period Ended October 31, 2004 (f)	$7	1.25%	(0.85%	)	13.48%	(13.08%	)	9.79%
Year Ended October 31, 2005	$1,183	1.25%	(0.09%	)	3.00%	(1.84%	)	47.04%
Year Ended October 31, 2006	$3,016	1.25%	0.42%		1.59%	0.09%		32.64%
Six Months Ended April 30, 2007 (Unaudited)	$3,752	1.24%	0.34%		1.43%	0.15%		48.29%
Class C Shares
Period Ended October 31, 2004 (f)	$80	1.25%	(0.85%	)	13.48%	(13.08%	)	9.79%
Year Ended October 31, 2005	$3,604	1.25%	0.20%		3.20%	(1.76%	)	47.04%
Year Ended October 31, 2006	$14,907	1.25%	0.41%		1.59%	0.09%		32.64%
Six Months Ended April 30, 2007 (Unaudited)	$19,218	1.24%	0.33%		1.43%	0.14%		48.29%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

102 Semiannual Report 2007

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Moderate Growth (continued)

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.18	0.19
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67
Six Months Ended April 30, 2007 (Unaudited)	$12.18	0.03	1.00	1.03
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	0.19	0.21
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73
Six Months Ended April 30, 2007 (Unaudited)	$12.23	0.09	1.01	1.10
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.03	0.18	0.21
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32
Year Ended October 31, 2006 (g)	$11.23	0.12	1.62	1.74
Six Months Ended April 30, 2007 (Unaudited)	$12.24	0.09	1.01	1.10

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.19	1.90%
Year Ended October 31, 2005	(0.24)	–	(0.24)	$11.21	12.50%
Year Ended October 31, 2006	(0.55)	(0.15)	(0.70)	$12.18	15.55%
Six Months Ended April 30, 2007 (Unaudited)	(0.24)	(0.23)	(0.47)	$12.74	8.66%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.21	2.10%
Year Ended October 31, 2005	(0.29)	–	(0.29)	$11.23	13.00%
Year Ended October 31, 2006	(0.58)	(0.15)	(0.73)	$12.23	16.06%
Six Months Ended April 30, 2007 (Unaudited)	(0.29)	(0.23)	(0.52)	$12.81	9.22%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	–	$10.21	2.10%
Year Ended October 31, 2005	(0.30)	–	(0.30)	$11.23	13.16%
Year Ended October 31, 2006 (g)	(0.58)	(0.15)	(0.73)	$12.24	16.05%
Six Months Ended April 30, 2007 (Unaudited)	(0.29)	(0.23)	(0.52)	$12.82	9.21%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
					Ratio of	Investment
			Ratio of Net		Expenses	Income
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	$1	0.85%	(0.45%	)	13.07%	(12.67%	)	9.79%
Year Ended October 31, 2005	$1	0.80%	2.16%		4.28%	(1.32%	)	47.04%
Year Ended October 31, 2006	$1	0.72%	0.85%		0.87%	0.70%		32.64%
Six Months Ended April 30, 2007 (Unaudited)	$1	1.23%	0.33%		1.23%	0.33%		48.29%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$1	0.40%	0.00%		12.62%	(12.22%	)	9.79%
Year Ended October 31, 2005	$1	0.34%	2.69%		4.45%	(1.42%	)	47.04%
Year Ended October 31, 2006	$1	0.36%	1.19%		0.91%	0.64%		32.64%
Six Months Ended April 30, 2007 (Unaudited)	$1	0.25%	1.33%		0.56%	1.02%		48.29%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$1,021	0.25%	0.15%		12.47%	(12.07%	)	9.79%
Year Ended October 31, 2005	$1,154	0.25%	2.73%		3.33%	(0.36%	)	47.04%
Year Ended October 31, 2006 (g)	$1	0.25%	1.05%		0.71%	0.59%		32.64%
Six Months Ended April 30, 2007 (Unaudited)	$1	0.25%	1.29%		0.70%	0.84%		48.29%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 103

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Specialty

		Investment Activities

				Net Realized
	Net Asset	Net		and	Total
	Value,	Investment		Unrealized	from
	Beginning	Income		Gains on	Investment
	of Period	(Loss)		Investments	Activities

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	–	(g)	0.34	0.34
Year Ended October 31, 2005	$10.34	0.27		1.21	1.48
Year Ended October 31, 2006	$11.53	0.37		1.92	2.29
Six Months Ended April 30, 2007 (Unaudited) (h)	$13.21	0.05		1.25	1.30
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	(0.02)		0.32	0.30
Year Ended October 31, 2005	$10.30	0.17		1.24	1.41
Year Ended October 31, 2006	$11.46	0.28		1.90	2.18
Six Months Ended April 30, 2007 (Unaudited) (h)	$13.06	(0.01)		1.25	1.24
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	–	(g)	0.30	0.30
Year Ended October 31, 2005	$10.30	0.17		1.24	1.41
Year Ended October 31, 2006	$11.45	0.27		1.91	2.18
Six Months Ended April 30, 2007 (Unaudited) (h)	$13.05	–	(g)	1.24	1.24

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions						Ratios / Supplemental Data
							Net Assets
	Net	Net			Net Asset		at End of
	Investment	Realized		Total	Value, End	Total	Period
	Income	Gains		Distributions	of Period	Return (a) (b)	(000’s)

Class A Shares
Period Ended October 31, 2004 (f)	–	–		–	$10.34	3.40%	$80
Year Ended October 31, 2005	(0.29)	–	(g)	(0.29)	$11.53	14.59%	$5,133
Year Ended October 31, 2006	(0.48)	(0.13)		(0.61)	$13.21	20.48%	$24,363
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.44)	(0.14)		(0.58)	$13.93	10.08%	$39,313
Class B Shares
Period Ended October 31, 2004 (f)	–	–		–	$10.30	3.00%	$1
Year Ended October 31, 2005	(0.25)	–	(g)	(0.25)	$11.46	13.89%	$982
Year Ended October 31, 2006	(0.45)	(0.13)		(0.58)	$13.06	19.67%	$3,714
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.42)	(0.14)		(0.56)	$13.74	9.70%	$6,316
Class C Shares
Period Ended October 31, 2004 (f)	–	–		–	$10.30	3.00%	$36
Year Ended October 31, 2005	(0.26)	–	(g)	(0.26)	$11.45	13.90%	$9,200
Year Ended October 31, 2006	(0.45)	(0.13)		(0.58)	$13.05	19.59%	$35,182
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.42)	(0.14)		(0.56)	$13.73	9.71%	$55,701

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
				Ratio of	Investment
		Ratio of Net		Expenses	Income
	Ratio of	Investment		(Prior to	(Prior to
	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	to Average	to Average		to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	0.56%	0.75%		12.49%	(11.17%	)	7.19%
Year Ended October 31, 2005	0.53%	2.31%		1.54%	1.30%		28.77%
Year Ended October 31, 2006	0.51%	0.43%		0.74%	(0.21%	)	13.76%
Six Months Ended April 30, 2007 (Unaudited) (h)	0.50%	0.68%		0.57%	0.61%		15.86%
Class B Shares
Period Ended October 31, 2004 (f)	1.25%	(0.58%	)	12.98%	(12.30%	)	7.19%
Year Ended October 31, 2005	1.25%	0.27%		2.22%	(0.70%	)	28.77%
Year Ended October 31, 2006	1.25%	(0.23%	)	1.48%	(0.46%	)	13.76%
Six Months Ended April 30, 2007 (Unaudited) (h)	1.23%	(0.10%	)	1.31%	(0.18%	)	15.86%
Class C Shares
Period Ended October 31, 2004 (f)	1.25%	(1.04%	)	12.92%	(12.72%	)	7.19%
Year Ended October 31, 2005	1.25%	0.25%		2.22%	(0.72%	)	28.77%
Year Ended October 31, 2006	1.25%	(0.24%	)	1.48%	(0.47%	)	13.76%
Six Months Ended April 30, 2007 (Unaudited) (h)	1.24%	(0.03%	)	1.31%	(0.10%	)	15.86%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

104 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Specialty

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (f)	$10.00	(0.01)	0.33	0.32
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26
Six Months Ended April 30, 2007 (Unaudited) (h)	$13.19	0.02	1.26	1.28
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.33	0.34
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30
Six Months Ended April 30, 2007 (Unaudited) (h)	$13.24	0.07	1.26	1.33
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.33	0.34
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53
Year Ended October 31, 2006 (h)	$11.56	0.04	2.30	2.34
Six Months Ended April 30, 2007 (Unaudited) (h)	$13.27	0.08	1.24	1.32

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net			Net Asset
	Investment	Realized		Total	Value, End	Total
	Income	Gains		Distributions	of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2004 (f)	–	–		–	$10.32	3.20%
Year Ended October 31, 2005	(0.25)	–	(g)	(0.25)	$11.54	14.36%
Year Ended October 31, 2006	(0.48)	(0.13)		(0.61)	$13.19	20.23%
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.42)	(0.14)		(0.56)	$13.91	9.92%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–		–	$10.34	3.40%
Year Ended October 31, 2005	(0.30)	–	(g)	(0.30)	$11.56	14.92%
Year Ended October 31, 2006	(0.49)	(0.13)		(0.62)	$13.24	20.63%
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.45)	(0.14)		(0.59)	$13.98	10.28%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–		–	$10.34	3.40%
Year Ended October 31, 2005	(0.31)	–	(g)	(0.31)	$11.56	15.07%
Year Ended October 31, 2006 (h)	(0.50)	(0.13)		(0.63)	$13.27	20.84%
Six Months Ended April 30, 2007 (Unaudited) (h)	(0.45)	(0.14)		(0.59)	$14.00	10.17%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
					Ratio of	Investment
			Ratio of Net		Expenses	Income
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	$1	0.85%	(0.18%	)	12.57%	(11.90%	)	7.19%
Year Ended October 31, 2005	$1	0.84%	(0.55%	)	1.90%	(1.62%	)	28.77%
Year Ended October 31, 2006	$78	0.85%	0.15%		1.07%	(0.07%	)	13.76%
Six Months Ended April 30, 2007 (Unaudited) (h)	$191	0.85%	0.37%		0.95%	0.27%		15.86%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$1	0.40%	0.27%		12.12%	(11.44%	)	7.19%
Year Ended October 31, 2005	$1	0.33%	2.98%		1.94%	1.38%		28.77%
Year Ended October 31, 2006	$1	0.34%	0.50%		0.70%	0.14%		13.76%
Six Months Ended April 30, 2007 (Unaudited) (h)	$2	0.25%	0.97%		0.46%	0.76%		15.86%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$1,034	0.25%	0.42%		11.97%	(11.29%	)	7.19%
Year Ended October 31, 2005	$1,189	0.25%	3.04%		1.41%	1.87%		28.77%
Year Ended October 31, 2006 (h)	$1	0.25%	0.29%		0.56%	(0.01%	)	13.76%
Six Months Ended April 30, 2007 (Unaudited) (h)	$1	0.25%	0.96%		0.58%	0.63%		15.86%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 105

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Defensive

		Investment Activities
			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended April 30, 2007 (Unaudited) (f)	$10.00	0.10	0.21	0.31
Class B Shares
Period Ended April 30, 2007 (Unaudited) (f)	$10.00	0.08	0.21	0.29
Class C Shares
Period Ended April 30, 2007 (Unaudited) (f)	$10.00	0.08	0.21	0.29
Class R Shares
Period Ended April 30, 2007 (Unaudited) (f)	$10.00	0.09	0.21	0.30
Institutional Service Class Shares
Period Ended April 30, 2007 (Unaudited) (f)	$10.00	0.13	0.19	0.32
Institutional Class Shares
Period Ended April 30, 2007 (Unaudited) (f)	$10.00	0.12	0.20	0.32

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended April 30, 2007 (Unaudited) (f)	(0.07)	(0.07)	$10.24	3.13%	$703	0.48%
Class B Shares
Period Ended April 30, 2007 (Unaudited) (f)	(0.07)	(0.07)	$10.22	2.91%	$68	1.25%
Class C Shares
Period Ended April 30, 2007 (Unaudited) (f)	(0.07)	(0.07)	$10.22	2.91%	$291	1.25%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (f)	(0.07)	(0.07)	$10.23	3.02%	$1	0.93%
Institutional Service Class Shares
Period Ended April 30, 2007 (Unaudited) (f)	(0.07)	(0.07)	$10.25	3.24%	$1	0.25%
Institutional Class Shares
Period Ended April 30, 2007 (Unaudited) (f)	(0.07)	(0.07)	$10.25	3.24%	$1,034	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended April 30, 2007 (Unaudited) (f)	1.99%	1.84%	0.63%	3.94%
Class B Shares
Period Ended April 30, 2007 (Unaudited) (f)	1.82%	3.07%	0.00%	3.94%
Class C Shares
Period Ended April 30, 2007 (Unaudited) (f)	1.15%	2.97%	(0.57%)	3.94%
Class R Shares
Period Ended April 30, 2007 (Unaudited) (f)	2.45%	2.52%	0.87%	3.94%
Institutional Service Class Shares
Period Ended April 30, 2007 (Unaudited) (f)	3.47%	2.12%	1.60%	3.94%
Institutional Class Shares
Period Ended April 30, 2007 (Unaudited) (f)	3.19%	2.00%	1.44%	3.94%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 15, 2006 (commencement of operations) through April 30, 2007.

See accompanying notes to financial statements.

106 Semiannual Report 2007

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Fund”. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, was subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive,” formerly, “Gartmore Investor Destinations Aggressive Fund”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive,” formerly, “Gartmore Investor Destinations Moderately Aggressive Fund”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate,” formerly, “Gartmore Investor Destinations Moderate Fund”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative,” formerly, “Gartmore Investor Destinations Moderately Conservative Fund”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative,” formerly, “Gartmore Investor Destinations Conservative Fund”)
-	Nationwide Optimal Allocations Fund: Growth (“Optimal Allocations Growth,” Formerly, “Gartmore Optimal Allocations Fund: Aggressive”)
-	Nationwide Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate,” formerly, “Gartmore Optimal Allocations Fund: Moderate”)
-	Nationwide Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth,” Formerly, “Gartmore Optimal Allocations Fund: Moderately Aggressive”)
-	Nationwide Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty,” formerly, “Gartmore Optimal Allocations Fund: Specialty”)
-	Nationwide Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive,” formerly, “Gartmore Optimal Allocations Fund: Defensive”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Aggressive, the Investor Destinations Moderately Aggressive, the Investor Destinations Moderate, the Investor Destinations Moderately Conservative and the Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

2. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial

2007 Semiannual Report 107

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

Each of the Investor Destinations Funds (except the Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Mutual Fund Capital Trust (“NMF”) believes that the relatively stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

108 Semiannual Report 2007

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$901,583,935	$189,159,752	$(272,683)	188,887,069

Investor Destinations Moderately Aggressive	1,435,481,632	274,570,171	(1,902,199)	272,667,972

Investor Destinations Moderate	1,475,335,594	202,049,105	(4,500,496)	197,548,609

Investor Destinations Moderately Conservative	343,196,748	24,315,171	(1,142,460)	23,172,711

Investor Destinations Conservative	218,769,367	6,506,756	(122,110)	6,384,646

Optimal Allocations Growth	15,193,077	1,051,559	(123,667)	927,892

Optimal Allocations Moderate	39,640,654	2,060,478	(75,050)	1,985,428

Optimal Allocations Moderate Growth	36,675,228	2,550,929	(100,963)	2,449,966

Optimal Allocations Specialty	94,774,626	7,375,245	(1,273,657)	6,101,588

Optimal Allocations Defensive	2,051,956	30,742	(1,500)	29,242

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust” (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”).

Under the terms of the Investment Advisory Agreement, Optimal Allocations Growth, Optimal Allocations Moderate, Optimal Allocations Moderate Growth, Optimal Allocations Specialty and Optimal Allocations Defensive (collectively, the “Optimal Funds”) each pays NFA an investment advisory fee of 0.15% based on the Fund’s average daily net assets. The Investor Destinations Funds each pay NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

NFA and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.25% for all share classes of the Funds, until at least February 28, 2008.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed (i) the previous five fiscal years or (ii) three fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total

2007 Semiannual Report 109

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the six months ended April 30, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Six Months Ended
Fund	2005	2006	April 30, 2007

Optimal Allocations Growth	$88,800	$59,804	$33,323

Optimal Allocations Moderate	93,106	61,040	31,873

Optimal Allocations Moderate Growth	96,103	61,571	31,397

Optimal Allocations Specialty	40,408	104,891	29,376

Optimal Allocations Defensive	—	—	8,219

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.” (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2007, NFD received commissions of $368,400 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $140,826 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum.

110 Semiannual Report 2007

BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2007, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$556,439

Investor Destinations Moderately Aggressive	869,011

Investor Destinations Moderate	895,449

Investor Destinations Moderately Conservative	191,313

Investor Destinations Conservative	129,145

Optimal Allocations Growth	48

Optimal Allocations Moderate	31

Optimal Allocations Moderate Growth	187

Optimal Allocations Specialty	14

Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $43,022.

As of April 30, 2007, the Adviser or affiliates of the Adviser directly held 49% of the shares outstanding of the Nationwide Optimal Allocations Defensive Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2007 Semiannual Report 111

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$195,300,956	$17,840,815

Investor Destinations Moderately Aggressive	232,972,142,	26,600,725

Investor Destinations Moderate	156,525,133	26,229,655

Investor Destinations Moderately Conservative	57,005,520	29,419,810

Investor Destinations Conservative	19,227,302	8,243,028

Optimal Allocations Growth	9,663,280	5,824,879

Optimal Allocations Moderate	30,979,920	22,862,534

Optimal Allocations Moderate Growth	23,868,091	16,273,603

Optimal Allocations Specialty	47,200,839	13,010,193

Optimal Allocations Defensive	2,037,843	52,745

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

112 Semiannual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address,	and Length of	During Past	Complex Overseen	Held by Trustee or
and Year of Birth	Time Served[1]	Five Years	by Trustee	Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore3 c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

2007 Semiannual Report 113

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address,	and Length of	During Past	Complex Overseen	Held by Trustee or
and Year of Birth	Time Served[1]	Five Years	by Trustee	Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

114 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address,	and Length of	During Past	Complex Overseen	Held by Trustee or
and Year of Birth	Time Served[1]	Five Years	by Trustee	Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company [3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

2007 Semiannual Report 115

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address,	and Length of	During Past	Complex Overseen	Held by Trustee or
and Year of Birth	Time Served[1]	Five Years	by Trustee	Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

116 Semiannual Report 2007

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” ), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”,) cast in person at a meeting called for the purpose of voting on such approval.

The Board meets quarterly and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees considers at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including the services and support provided to the Fund and its shareholders.

On December 6, 2006, the Independent Trustees first met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning February 28, 2007. Immediately following such meeting of the Independent Trustees, all Trustees met in person with Adviser, Trust counsel, Independent Legal Counsel and others to consider such matters, and give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 6 and 7, 2006 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 6 and 7, 2006 meeting the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2006) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, (ii) information from Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2006) compared with the Fund’s benchmark and Lipper categories, (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2006, and annual performance for the year ended November 30, 2006, (v) reports from Adviser describing, on a Fund-by-Fund basis, Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of Adviser’s methodology in calculating its profitability, (vi) information from Adviser describing, on a Fund-by-Fund basis, any fees paid to Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to Adviser’s affiliates for serving as the Trust’s administrator, fund accountant and transfer agent.

At the December 6 and 7, 2006 meeting, the Trustees reviewed, considered and discussed, among themselves and with Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and: (i) the nature, extent and quality of services provided by Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by Adviser under the Advisory Agreement and the profits realized by Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group funds to their investment advisers and paid by non-affiliated institutional clients to Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover

2007 Semiannual Report 117

Supplemental Information (Unaudited) (Continued)

rates, and other benefits from the allocation of brokerage; the financial condition and stability of Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 6 and 7, 2006 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 11, 2007.

At the January 11, 2007 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by Adviser in follow-up from the December 6 and 7, 2006 Board meeting and, after consulting among themselves, and with Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Investor Destinations Aggressive Fund

The Board considered that the Fund outperformed the Fund’s secondary benchmark for the one-, three-, and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the third quintile of the Performance Group constructed by Lipper over the one-year period, the fourth quintile over the two-year period, and in the third quintile over the three-, four-, and five-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and also considered that the services provided by the adviser to the Fund that are in addition to the advisory services provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2005 and 2006. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund, but requested that management submit a proposal to the Board with respect to breakpoints in the advisory fee.

Nationwide Investor Destinations Moderately Aggressive Fund

The Board considered that the Fund had outperformed its secondary benchmark for the one-, three-, and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the first quintile of the Performance Group constructed by Lipper over the one-, two-, three-, four-, five-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

118 Semiannual Report 2007

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund, but requested that management submit a proposal to the Board with respect to breakpoints in the advisory fee.

Nationwide Investor Destinations Moderate Fund

The Board considered that the Fund had outperformed its secondary benchmark for the one-, three-, and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fifth quintile of the Performance Group constructed by Lipper over the one-, two-, three-, and four-year periods, and in the fourth quintile over the five-year period. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the Fund’s adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund, but requested that management submit a proposal to the Board with respect to breakpoints in the advisory fee.

Nationwide Investor Destinations Moderately Conservative Fund

The Board considered that the Fund had underperformed its secondary benchmark for the one-year period and outperformed its secondary benchmark for the three-and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fifth quintile of the Performance Group constructed by Lipper over the one-, two-, three-, and four-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services

2007 Semiannual Report 119

Supplemental Information (Unaudited) (Continued)

provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund, but requested that management submit a proposal to the Board with respect to breakpoints in the advisory fee.

Nationwide Investor Destinations Conservative Fund

The Board considered that the Fund had underperformed its secondary benchmark for the one-year period and had outperformed its secondary benchmark for the three- and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fifth quintile of the Performance Group constructed by Lipper over the one-year period, and in the fourth quintile over the two- and three-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2005 and 2006. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund, but requested that management submit a proposal to the Board with respect to breakpoints in the advisory fee.

Nationwide Optimal Allocations Fund: Growth

The Board considered that the Fund had underperformed its secondary benchmark for the one-year period. The Board also considered that the performance of the Class A shares of the Fund had ranked in the first quintile of the Performance Group constructed by Lipper over the one- and two-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively high compared with its Lipper-constructed Expense Group, with the Fund in the fourth quintile of the Expense Group, primarily due to the small relative asset size of the Fund. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

Nationwide Optimal Allocations Fund: Moderate Growth

The Board considered that the Fund had underperformed its secondary benchmark for the one-year period. The Board also considered that the performance of the Class A shares of the Fund had ranked in the first quintile of the Performance Group constructed by Lipper over the one- and two-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the

120 Semiannual Report 2007

nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the first quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively high compared with its Lipper-constructed Expense Group, with the Fund in the fifth quintile of the Expense Group, primarily due to the small relative asset size of the Fund. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

Nationwide Optimal Allocations Fund: Moderate

The Board considered that the Fund had outperformed its secondary benchmark for the one-, three, and five-year periods. The Board also considered that the performance of the Class A shares of the Fund had ranked in the fifth quintile of the Performance Group constructed by Lipper over the one-, two-, three-, and four-year periods, and in the fourth quintile over the five-year period. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively low compared with its Lipper-constructed Expense Group, with the Fund in the first quintile of the Expense Group. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a pre-tax profit margin for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005. The Board considered the costs of the services provided by and the profits realized by the adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund, but requested that management submit a proposal to the Board with respect to breakpoints in the advisory fee.

Nationwide Optimal Allocations Fund: Specialty

The Board considered that the Fund had underperformed its secondary benchmark for the one-year period. The Board also considered that the performance of the Class A shares of the Fund had ranked in the first quintile of the Performance Group constructed by Lipper over the one- and two-year periods. The Board also considered that the Fund’s portfolio manager had changed during 2006 and considered the services provided by the adviser to the Fund that are in addition to the advisory services that are provided to the underlying funds. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to maintain relative performance, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund equal to the median of its Lipper-constructed Expense Group. The Board also considered that the Fund’s total expenses were relatively high compared with its Lipper-constructed Expense Group, with the Fund in the fifth quintile of the Expense Group, primarily due to the small relative asset size of the Fund. The Board concluded that the Fund’s management fee and total expenses were fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered that the adviser reported a loss for investment management services during each of the twelve month-periods ended September 30, 2006 and 2005.

2007 Semiannual Report 121

Supplemental Information (Unaudited) (Continued)

Nationwide Optimal Allocations Fund: Defensive

The Board considered the adviser’s recommendation to create a new Fund to extend the range of asset allocation solutions in the Optimal Allocation series by providing a more conservative option that seeks to provide investors with positive returns and reduced risk in various market environments.* The Board considered the adviser’s proposed investment process, and the adviser’s recommendation for the Fund’s benchmark. The Board also considered the adviser’s proposed investment strategy for the Fund, with a target portfolio allocation of 30-40% bonds and short-term investments and 60-70% specialty assets.

The Board also considered the proposed contractual advisory fee (0.15%) and the Fund’s anticipated total expenses, as well as comparative fee information. The Board considered the anticipated expense ratio for the Fund compared to its peer group funds. The Board further noted that the adviser had agreed to waive fees and limit Fund operating expenses to 0.25% through at least February 28, 2008.

The Board then considered the services proposed to be provided by the adviser to the Fund, including any ancillary benefits anticipated to be received by the adviser, including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement (and, if applicable, Sub-Advisory Agreement) with respect to each Fund above, should be renewed.

B. Approval of New Advisory Agreement

At its January 11, 2007 meeting, the Board also unanimously approved a new investment advisory agreement (the “New Agreement”) for each Fund with Nationwide Fund Advisors, (“NFA”) the then-current adviser to each of the Funds to become effective upon the closing of the acquisition of NFA by Nationwide Financial Services, Inc. (“NFS”) from Nationwide Corporation (“NWC”) which closed on April 30, 2007 (the “Transaction”). In approving the New Agreement, the Board considered NFA’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with NFA’s senior management with respect to the Funds, including the information provided by management at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007. In addition, the Board also considered NFS’ announced intentions, over time, that NFA will operate exclusively as “manager of managers” in which NFA, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of NFA and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio management services to the Funds should any of the current portfolio mangers elect to terminate their employment with NFA and/or not become employed by an existing or new subadviser for a Fund. In this regard, NFA advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage such Fund, reasonable efforts are being made by NFA to achieve this result. Assuming however that these portfolio managers become employed by an unaffiliated subadviser, NFA, subject to Board approval, has stated its intention to hire such subadviser(s) under the Manager of Managers Exemptive Order that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”) without obtaining shareholder approval. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by NFA were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New Agreement. The Board submitted the New Agreement to each Fund’s shareholders for their approval. A Special Meeting of Shareholders of the Trust was held on April 23, 2007 and several adjournments have been taken with respect to certain Funds of the Trust. As of the date of this report, however three of the above-referenced Funds have approved the New Agreement.

122 Semiannual Report 2007

C. Approval of Interim Advisory Agreement(s)

Nationwide Optimal Allocations Fund: Growth, Nationwide Optimal Allocations Fund: Moderate, and Nationwide Optimal Allocations Fund: Specialty

A Special Meeting of the Board of Trustees was held on April 27, 2007, at which the Board, including a majority of the Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved an interim advisory agreement between the Trust and NFA on behalf of the above-referenced Funds (the “Interim Agreement”) in accordance with Rule 15a-4 under the 1940 Act to ensure that NFA’s provision of investment advisory services to such Funds continues without interruption until such time as shareholders of each Fund approve the New Agreement.

The Interim Agreement became effective on May 1, 2007, and is identical in all material respects to the Funds’ previous Agreement (with NFA that terminated on April 30, 2007 due to the closing of the Transaction,) and the New Agreement (which shareholders of these three Funds have not yet approved) except for its term, termination and escrow provisions as specifically required under Rule 15a-4. Specifically, the Interim Agreement has a term of 150 days during which all advisory fees paid by a Fund, which shall not be greater than the fees the NFA would have received under the previous Agreement, will be placed in an interest-bearing escrow account until such time as the holders of a majority of the outstanding voting securities of each Fund approve the New Agreement between NFA and the Trust. Upon such approval, the escrowed amount (including interest earned) for a Fund will be paid to NFA. In the event the New Agreement is not approved by the holders of a majority of the Fund’s outstanding voting securities within 150 days from the effective date of the Interim Agreement, NFA will be paid for its services to each such Fund from the escrow account the lesser of (i) any costs incurred by NFA in performing services under the Interim Agreement; or (ii) the total amount in the escrow account (plus interest earned).

*	The Board’s consideration of the Fund’s advisory contract occurred during its meeting on September 13, 2006. However, as the Fund was not launched until December 2006, the Board’s discussion of its consideration to approve the Fund’s advisory contract was not included in the annual report to shareholders which covered the Trust’s fiscal year ended October 31, 2006.

D. Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

2007 Semiannual Report 123

Supplemental Information (Unaudited) (Continued)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

* This meeting was previously adjourned on April 23, 2007.

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

124 Semiannual Report 2007

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

Nationwide Optimal Allocations Fund:
Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

*	This meeting was previously adjourned on April 23, 2007.

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares Voted	Shares Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice — first on April 23, 2007 and again on April 25, 2007.

2007 Semiannual Report 125

Supplemental Information (Unaudited) (Continued)

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

	Shares Voted	Shares Voted	Shares	Broker
	For	Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times — first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

126 Semiannual Report 2007

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SemiannualReport

April 30, 2007 (Unaudited)

Contents

2	Message to Shareholders
Core Equity Series*
8	Nationwide Growth Fund
15	Nationwide Fund
Core Fixed Income Series*
33	Nationwide Money Market Fund

46	Notes to Financial Statements

*	Prior to May 1, 2007, each Fund was Known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
April 30, 2007

Dear Fellow Shareholder:

Since I last wrote to you, our mutual funds have enjoyed another period of solid performance, and the corporate realignment that was in progress has been completed. As of May 1, 2007, Nationwide Financial Services, Inc. completed its acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Also effective on that date, our name was changed to Nationwide Funds Group, and the Gartmore Funds were renamed the Nationwide Funds to better align with the Nationwide brand. Once again, I’d like to emphasize that, although our corporate ownership and fund names have changed, it is our intention to maintain as much continuity as possible with key personnel.

Market Overview

The six-month reporting period that ended April 30, 2007, saw healthy gains in most broad-based stock indexes, both in the United States and abroad. In the U.S., stable interest rates and modest inflation helped to boost share prices despite a marked slowing in the overall pace of economic growth. One drag on growth came from the subprime mortgage industry due to an unusually high number of delinquencies and defaults. More broadly, slumping sales and softening prices hampered the markets for both new and existing homes. Evidence was scant, however, that the weakness in housing was spreading to the rest of the economy.

The stock market suffered a significant setback only once during the reporting period— late in February, when a plunge in China’s stocks triggered a similar reaction in other global markets. After a brief period of market choppiness, however, a broad and vigorous rebound in share prices occurred that took the Dow Jones Industrial Average to new all-time highs, while both the Standard & Poor’s (S&P) 500® Index and the technology-laden Nasdaq Composite Index posted fresh six-year highs. For the reporting period, the S&P 500 Index recorded a return of 8.60%. Meanwhile, a depreciating U.S. dollar helped boost the performance of foreign stocks, as evidenced by the 15.68% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. Emerging markets such as China and India, where economic growth was particularly robust, posted even better returns.

In the bond market, the yield curve stayed slightly inverted; yields of 3-month Treasury bills remained above those of 10-year Treasury bonds, partly due to bond investors’ expectations that the U.S. economy would achieve a so-called “soft landing”—a mild slowdown without a recession. Relatively stable yields, together with the contribution from coupon payments, enabled the Lehman Brothers Aggregate Bond Index to post a return of 2.63% for the reporting period.

Funds in the Spotlight

I’m proud to report that two of our mutual funds recently distinguished themselves by winning Lipper Fund Awards, which recognize funds that have, as the Lipper puts it, “...excelled in delivering consistently strong risk-adjusted performance relative to their peers.” Based on data covering the three years ended December 31, 2006, the Gartmore Small Cap Fund (Institutional Service Class: GSXIX, renamed the “Nationwide Small Cap Fund” on May 1, 2007), managed by the team of Chuck Purcell, Bill Gerlach, and Gary Haubold, won in the “Small-Cap Core Fund” category, topping a field of 533 small-cap core funds. Also distinguishing itself was the Gartmore Worldwide Leaders Fund (Institutional Service Class: GLLSX, renamed the “Nationwide Worldwide Leaders Fund” on May 1, 2007), which was recognized as the winner in the “Global Large-Cap Core Fund” category for the second year in a row. Managed by the team of Neil Rogan, Ben Walker, and Brian ONeill, the Fund was selected from among 51 global large-cap core funds.

We at Nationwide Funds Group are gratified to have won these awards and are pleased with the overall competitive performance of the funds in the Nationwide Funds® family, yet we also are acutely aware that we cannot rest on our laurels. Our objective at Nationwide Funds Group is to maintain and even to improve on the high standards which we place on ourselves.

John H. Grady
President and Chief Executive Officer
Nationwide Funds Group

2 Semiannual Report 2007

Fund Disclosure

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

Sales charge and fee information:

Nationwide Fund
Nationwide Growth Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

Sales charge and fee information:

Nationwide Money Market Fund

The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

2007 Semiannual Report 3

Message to Shareholders
Continued

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Key Investment Terminology

In an effort to help you better understand the many investment-related concepts presented in periodic reports, we have defined the following terms:

Asset allocation — the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets—such as credit card receivables or auto leases—that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds — debt obligations issued by companies, governments and other issuers.

Callable bonds — also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price — See “Price-to-cash-flow ratio” below.

Commercial paper — short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock — securities representing shares of ownership of a company.

Consumer Price Index (CPI) — an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities — debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds — debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation — a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa (that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative — a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio — a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield — another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration — related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries — developing and low- or middle-income countries as identified by the International

4 Semiannual Report 2007

Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities — securities that represent an ownership interest in the issuer. These include common stock, preferred stock, securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs) — introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate — the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible for setting a target for this rate, but the rate itself is set daily by the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities — securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP) — a commonly used indicator of a country’s economic health. Gross domestic product is a number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style — a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds — fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation — the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps — an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds — bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

Investment grade — the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies — companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2006.

Leveraged buyout — the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position — a security owned by a Fund in anticipation that the security’s price will increase.

2007 Semiannual Report 5

Message to Shareholders
Continued

Market capitalization — a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index — an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Mid-cap companies — companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2006.

Mortgage-backed securities — fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations — fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds — bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

Operating margin — a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid. An increasing operating margin means that a company is earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index — also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio — a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/ E) ratio — a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/ E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/ E ratio is high.

Short sale — the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies — companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2006.

Spread sectors/spread product — the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return — investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS) — these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors

6 Semiannual Report 2007

protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities — debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

Valuation — the process of determining the current worth of an asset or company.

Value style — a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility — a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve — a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

2007 Semiannual Report 7

Nationwide Growth Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Growth Fund (Class A at NAV) returned 11.39%, versus 8.42% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 527 funds as of April 30, 2007) was 9.09%.

Can you describe the market environment during the reporting period?

Despite a brief, but relatively steep, sell-off in the first quarter of 2007, U.S. stock markets advanced strongly during the six-month review period. Slowing economic growth was apparent in the nation’s GDP (gross domestic product) figure, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half of that for the first quarter of 2007. Investors, however, continued to be buoyed by hopes that the economy would achieve a “soft landing”— that is, a mild slowdown with no recession. First-quarter earnings reported in April also reflected a slowing trend, but the stock market benefited from the fact that many companies had issued conservative estimates, resulting in earnings reports that generally were better than expected. Growth stocks performed well in this environment but slightly trailed their value counterparts in the large-cap category.

What areas of investment provided the most positive returns for the Fund?

Stock selection in the industrials, information technology, and financials sectors provided the primary boost to Fund performance during the review period. In industrials, Fund holding Precision Castparts Corp., a maker of metal components for aerospace applications, saw continued strong earnings growth fueled by robust demand for commercial aircraft. Fund holding airline UAL Corp. performed well in the fourth quarter of 2006, and we sold it during the period under review, believing that airline traffic might suffer in a slowing economy. In technology, selling index component Motorola Inc. early in the period turned out to be a timely move, as the company had no blockbuster product to follow the successful Razr cellular handset. Fund holding MEMC Electronic Materials Inc., which makes silicon wafers for the semiconductor industry, also contributed to Fund performance, as sales to makers of solar cells were brisk.

What areas detracted from Fund performance?

On the negative side, energy and utilities sectors detracted modestly from Fund performance. Among individual Fund holdings, consumer electronics retailer Best Buy Co. Inc. was a disappointment. Aggressive pricing by competitors on flat panel TVs during the holiday shopping season cut into Best Buy’s profit margins. The Fund’s position in drilling equipment provider National Oilwell Varco also did not fare well, as the stock registered a solid gain for the period overall, but we sold it at an inopportune time. Network storage equipment maker QLogic further hurt our results, hampered by declining market share.

What is your outlook for the near term?

While we think that over the near term the stock market’s gains could be limited by profit-taking and seasonal sluggishness over the summer, we remain optimistic that share prices can make further upward progress over the longer term. As things stand presently, we believe the economy should be able to avoid a recession, and that the Federal Reserve Board likely will cut interest rates if the current slowdown threatens to be deeper than expected.

Portfolio Managers:

Christopher Baggini, CFA, and Douglas Burtnick, CFA

8 Semiannual Report 2007

Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	11.39%	11.39%	5.90%	0.82%	1.15%
	w/SC3	4.97%	4.97%	4.65%	0.22%

Class B1	w/o SC2	10.94%	10.61%	5.22%	-0.05%	1.80%
	w/SC4	5.94%	5.61%	4.89%	-0.05%

Class C1	w/o SC2	11.09%	10.59%	5.21%	0.37%	1.80%
	w/SC5	10.09%	9.59%	5.21%	0.37%

Class D6	w/o SC2	11.56%	11.72%	6.24%	1.07%	0.80%
	w/SC7	6.49%	6.63%	5.26%	0.60%

Class R [1,8]		11.00%	10.70%	5.87%	0.89%	1.50%

Institutional Service Class[1,8]		11.41%	11.56%	6.21%	1.07%	0.80%

Institutional Class [1,8]		11.44%	11.60%	6.19%	1.04%	0.80%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 9

Nationwide Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Growth Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,113.90	$6.55	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%

Class B	Actual		$1,000.00	$1,109.40	$9.78	1.87%
	Hypothetical	[1]	$1,000.00	$1,015.73	$9.39	1.87%

Class C	Actual		$1,000.00	$1,110.90	$9.79	1.87%
	Hypothetical	[1]	$1,000.00	$1,015.73	$9.39	1.87%

Class D	Actual		$1,000.00	$1,115.60	$4.56	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.69	$4.37	0.87%

Class R	Actual		$1,000.00	$1,110.00	$8.95	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.52	$8.59	1.71%

Institutional Service Class	Actual		$1,000.00	$1,114.10	$4.67	0.89%
	Hypothetical	[1]	$1,000.00	$1,020.59	$4.47	0.89%

Institutional Class	Actual		$1,000.00	$1,114.40	$4.67	0.89%
	Hypothetical	[1]	$1,000.00	$1,020.59	$4.47	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

10 Semiannual Report 2007

Nationwide Growth Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.1%
Other Investments*	5.3%
Liabilities in excess of Other Assets**	-4.4%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	7.8%
Pharmaceuticals	7.2%
Communications Equipment	6.9%
Software	6.9%
Aerospace & Defense	6.2%
Diversified Financial Services	5.7%
Internet Software & Services	4.3%
Computers & Peripherals	4.2%
Biotechnology	3.9%
Health Care Equipment & Supplies	3.2%
Other	43.7%

100.0%

Top Holdings

Microsoft Corp.	3.6%
Cisco Systems, Inc.	3.4%
Boeing Co. (The)	2.4%
Google, Inc., Class A	2.4%
Intel Corp.	2.0%
Johnson & Johnson	1.9%
QUALCOMM, Inc.	1.8%
Comcast Corp., Class A	1.7%
Wyeth	1.5%
Goldman Sachs Group, Inc.	1.5%
Other	77.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

2007 Semiannual Report 11

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Growth Fund

Common Stocks (99.1%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (6.2%)
Boeing Co. (The)	52,650	$4,896,450
Honeywell International, Inc.	20,520	1,111,773
Northrop Grumman Corp.	6,680	491,715
Precision Castparts Corp.	18,580	1,934,364
Raytheon Co.	22,450	1,201,973
Rockwell Collins, Inc.	30,710	2,016,726
United Technologies Corp.	12,050	808,916

		12,461,917

Air Freight & Logistics (0.8%)
FedEx Corp.	14,870	1,567,893

Auto Components (0.8%)
Johnson Controls, Inc.	16,510	1,689,468

Beverages (1.4%)
Coca-Cola Co.	39,080	2,039,585
Hansen Natural Corp.* (a)	20,800	794,560

		2,834,145

Biotechnology (3.9%)
Biogen, Inc.*	21,800	1,029,178
Genentech, Inc.*	12,900	1,031,871
Genzyme Corp.*	31,140	2,033,753
Gilead Sciences, Inc.*	36,960	3,020,371
Pharmion Corp.* (a)	26,550	804,200

		7,919,373

Chemicals (2.0%)
Air Products & Chemicals, Inc.	18,700	1,430,550
Monsanto Co.	42,700	2,518,873

		3,949,423

Commercial Services & Supplies (0.6%)
Manpower, Inc.	3,170	254,393
Monster Worldwide, Inc.*	24,400	1,026,020

		1,280,413

Communications Equipment (6.9%)
Cisco Systems, Inc.*	254,990	6,818,432
Corning, Inc.*	96,480	2,288,506
F5 Networks, Inc.* (a)	10,500	806,190
Harris Corp.	8,860	454,961
QUALCOMM, Inc.	82,440	3,610,872

		13,978,961

Computers & Peripherals (4.2%)
Apple Computer, Inc.*	21,750	2,170,650
Diebold, Inc. (a)	9,380	447,145
EMC Corp.*	81,800	1,241,724
Hewlett-Packard Co.	73,050	3,078,327
Network Appliance, Inc.*	22,860	850,620
Research In Motion*	4,650	611,847

		8,400,313

Construction & Engineering (0.2%)
Fluor Corp.	3,300	315,546

Consumer Finance (0.9%)
American Express Co.	29,020	1,760,643

Diversified Consumer Services (0.3%)
New Oriental Education & Technology Group, Inc. Sponsored ADR — CN*	15,400	673,750

Diversified Financial Services (5.7%)
Chicago Mercantile Exchange Holdings, Inc.	2,330	1,204,027
Franklin Resources, Inc.	23,120	3,035,887
Goldman Sachs Group, Inc.	14,090	3,080,215
International Securities Exchange Holdings, Inc. (a)	20,890	1,393,154
Merrill Lynch & Co., Inc.	4,740	427,690
Morgan Stanley	8,500	714,085
State Street Corp.	22,480	1,548,198

		11,403,256

Electrical Equipment (2.5%)
Ametek, Inc. (a)	42,685	1,548,612
Cooper Industries Ltd., Class A ADR — BM	20,500	1,020,080
Emerson Electric Co.	54,400	2,556,256

		5,124,948

Electronic Equipment & Instruments (0.3%)
Jabil Circuit, Inc.	12,560	292,648
Molex, Inc.	13,760	411,149

		703,797

Energy Equipment & Services (1.4%)
Halliburton Co.	9,670	307,216
Schlumberger Ltd. ADR — NL	7,930	585,472
Smith International, Inc.	6,800	356,592
Transocean, Inc. ADR — KY*	18,060	1,556,772

		2,806,052

12 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Entertainment (1.2%)
Walt Disney Co. (The)	71,750	$2,509,815

Food & Staples Retailing (2.0%)
CVS/ Caremark Corp.	82,809	3,000,998
SYSCO Corp.	9,950	325,763
Wal-Mart Stores, Inc.	13,370	640,691

		3,967,452

Food Products (2.1%)
General Mills, Inc.	15,650	937,435
PepsiCo, Inc.	45,760	3,024,278
Sara Lee Corp.	22,250	365,123

		4,326,836

Gas Utilities (0.3%)
Questar Corp.	6,300	611,919

Health Care Equipment & Supplies (3.2%)
Baxter International, Inc.	52,990	3,000,824
Beckman Coulter, Inc.	4,580	287,670
Becton, Dickinson & Co.	4,350	342,301
Hillenbrand Industry, Inc. (a)	5,680	347,332
Hologic, Inc.* (a)	12,080	695,204
Medtronic, Inc.	32,840	1,738,221

		6,411,552

Health Care Providers & Services (3.1%)
Cardinal Health, Inc.	13,650	954,818
Health Management Associates, Inc., Class A	19,900	212,731
McKesson Corp.	25,950	1,526,638
Medco Health Solutions, Inc.*	20,260	1,580,685
UnitedHealth Group, Inc.	36,950	1,960,567

		6,235,439

Hotels, Restaurants & Leisure (1.5%)
Brinker International, Inc.	8,920	277,412
International Game Technology	20,330	775,386
Starwood Hotels & Resorts Worldwide, Inc.	29,160	1,954,303

		3,007,101

Household Durables (0.8%)
Leggett & Platt, Inc.	13,690	321,989
Newell Rubbermaid, Inc.	25,950	795,886
Snap-on, Inc.	9,740	530,830

		1,648,705

Household Products (1.5%)
Procter & Gamble Co. (The)	46,970	3,020,641

Insurance (1.0%)
AFLAC, Inc.	28,800	1,478,592
Principal Financial Group, Inc.	8,250	523,793

		2,002,385

Internet Software & Services (4.3%)
eBay, Inc.*	85,500	2,901,870
Google, Inc., Class A*	10,030	4,727,941
Yahoo!, Inc.*	36,340	1,018,974

		8,648,785

IT Services (0.6%)
Cognizant Technology Solutions Corp.*	7,920	708,048
Electronic Data Systems Corp.	19,300	564,332

		1,272,380

Life Sciences Tools & Services (1.5%)
Covance, Inc.*	17,920	1,084,160
Thermo Fisher Scientific, Inc.*	38,170	1,987,130

		3,071,290

Machinery (2.5%)
Caterpillar, Inc.	27,890	2,025,372
Cummins, Inc.	9,520	877,363
Deere & Co.	9,030	987,882
Harsco Corp.	9,520	485,520
Parker Hannifin Corp.	7,250	668,015

		5,044,152

Media (2.4%)
Comcast Corp., Class A*	130,745	3,485,662
McGraw-Hill Cos., Inc. (The)	21,300	1,395,789

		4,881,451

Metals & Mining (1.6%)
Alcoa, Inc.	11,650	413,459
Allegheny Technologies, Inc.	15,080	1,652,466
Freeport-McMoRan Copper & Gold, Inc., Class B	17,380	1,167,241

		3,233,166

Multiline Retail (2.8%)
Family Dollar Stores, Inc.	11,970	381,125
Federated Department Stores, Inc.	7,250	318,420
J.C. Penney Co., Inc.	18,680	1,477,401

2007 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2007 (Unaudited) (Continued)

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Multiline Retail (continued)
Kohl’s Corp.*	14,100	$1,043,964
Target Corp.	40,230	2,388,455

		5,609,365

Oil, Gas & Consumable Fuels (2.8%)
Canadian Natural Resources Ltd. Sponsored ADR — CA	18,200	1,084,902
Sunoco, Inc.	4,450	336,108
Valero Energy Corp.	12,840	901,753
Williams Cos., Inc. (The)	34,780	1,026,010
XTO Energy, Inc.	40,810	2,214,759

		5,563,532

Pharmaceuticals (7.2%)
Abbott Laboratories	53,000	3,000,860
Bristol-Myers Squibb Co.	42,300	1,220,778
Johnson & Johnson	60,090	3,858,980
Merck & Co., Inc.	35,050	1,802,972
Schering-Plough Corp.	50,160	1,591,577
Wyeth	56,500	3,135,750

		14,610,917

Real Estate Investment Trusts (REITs) (0.5%)
Rayonier, Inc.	21,000	910,770

Road & Rail (0.5%)
Burlington Northern Santa Fe Corp.	4,200	367,668
Union Pacific Corp.	4,850	554,113

		921,781

Semiconductors & Semiconductor Equipment (7.8%)
Analog Devices, Inc.	27,900	1,077,498
Broadcom Corp.*	36,840	1,199,142
Intel Corp.	192,400	4,136,600
Intersil Corp.	54,800	1,632,492
KLA-Tencor Corp.	27,670	1,537,069
Maxim Integrated Products, Inc.	17,400	551,928
MEMC Electronic Materials, Inc.*	23,100	1,267,728
Microchip Technology, Inc. (a)	44,750	1,805,215
NVIDIA Corp.*	30,890	1,015,972
Texas Instruments, Inc.	45,300	1,556,961

		15,780,605

Software (6.9%)
Activision, Inc.* (a)	50,380	1,007,600
Adobe Systems, Inc.*	52,420	2,178,575
Autodesk, Inc.*	38,750	1,599,213
Microsoft Corp.	243,810	7,299,671
Oracle Corp.*	96,100	1,806,680

		13,891,739

Specialty Retail (2.3%)
Best Buy Co., Inc.	51,500	2,402,475
Lowe’s Cos., Inc.	50,750	1,550,920
Nike, Inc.*	13,000	700,180

		4,653,575

Transportation (0.4%)
Genesis Lease Ltd. ADR — IE*	30,550	824,850

Wireless Telecommunication Services (0.2%) (a)
Telephone & Data Systems, Inc.	5,960	339,422

Total Common Stocks (Cost $185,340,796)		199,869,523

Securities Held as Collateral for Securities on Loan (5.3%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $10,558,073, collateralized by U.S. Government Agency Mortgages with a market value of $10,767,642	$10,556,512	10,556,512

Total Investments (Cost $195,897,308) (b) — 104.4%		210,426,035
Liabilities in excess of other assets — (4.4)%		(8,776,662)

NET ASSETS — 100.0%		$201,649,373

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

BM	Bermuda

CA	Canada

IE	Ireland

KY	Cayman Islands

NL	Netherlands

See accompanying notes to financial statements.

14 Semiannual Report 2007

Nationwide Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Fund (Class A at NAV) returned 9.05%, versus 8.60% for the Fund’s benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 820 funds as of April 30, 2007) was 8.25%.

Can you describe the market environment during the reporting period?

Despite a brief, but relatively steep, sell-off in the first quarter of 2007, the U.S. stock market advanced strongly during the six-month review period. All ten of the benchmark’s sectors finished with positive returns, and four sectors posted double-digit gains. Slowing economic growth was apparent in the nation’s GDP (gross domestic product) report, which came in at an annualized rate of 2.5% for the fourth quarter of 2006, compared with initial estimates of roughly half of that for the first quarter of 2007. Investors, however, continued to be buoyed by hopes that the economy would achieve a “soft landing”—that is, a mild slowdown with no recession. First-quarter earnings reported in April only partially reflected this slowing trend, as strong growth in key overseas markets helped companies with this exposure offset sluggish domestic demand. The stock market also benefited from the fact that many companies had issued conservative estimates, resulting in numerous earnings reports that were better than expected. Last, a string of mergers, acquisitions, and stock buybacks added to the market’s upward momentum.

What areas of investment provided the most positive returns for the Fund?

The Fund received a performance boost from stock selection in industrials, information technology and financials, among other sectors. In industrials, Fund holding Class 8 truck engine maker Cummins Inc. performed well. While the stock struggled early in the period due to fears that pre-buying of trucks in advance of more rigorous emission standards would lessen demand going forward, brisk business in the company’s power generation division more than offset weaker truck engine sales. Fund holding UAL, the parent company of United Airlines, also performed well. In that case, we sold the stock in the first quarter after the stock had advanced smartly and energy prices began to creep back up. In technology, Fund holding MEMC Electronic Materials, a maker of silicon wafers for the semiconductor industry, benefited from robust demand for wafers from solar panel manufacturers. In the financial sector, life insurance carrier MetLife Inc. added to the Fund’s relative performance. The stock was attractively priced, and the company delivered solid earnings growth.

What areas detracted from Fund performance?

Sectors that detracted from Fund results included consumer discretionary and utilities. In the consumer discretionary sector, consumer electronics retailers Circuit City Stores Inc. and Best Buy Co. Inc. both were disappointing Fund holdings. Aggressive pricing of flat-panel TVs by Wal-Mart led to deteriorating profit margins, prompting us to trim both Fund positions. Our underweighting in utilities also weighed on the Fund’s performance, given that sector’s strong results during the period. While we were wrong about utilities on a short-term basis, we continue to believe that the sector’s rich valuations and mediocre growth prospects make it relatively unattractive.

What is your outlook for the near term?

Although the market’s recent strong advance makes us somewhat cautious about near-term, we remain positive about the market’s longer-term prospects. If the economy continues to soften, we believe the chances are good that the Federal Reserve Board will reduce short-term interest rates in an effort to stimulate growth. Meanwhile, we will maintain our focus on buying stocks with good growth prospects at reasonable prices.

Portfolio Manager:

Gary Haubold, CFA, and Joe Cerniglia, CFA

2007 Semiannual Report 15

Nationwide Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	9.05%	13.33%	7.94%	7.61%	1.04%
	w/SC3	2.76%	6.83%	6.67%	6.97%

Class B1	w/o SC2	8.67%	12.51%	7.21%	6.87%	1.76%
	w/SC4	3.82%	7.51%	6.91%	6.87%

Class C1	w/o SC2	8.61%	12.49%	7.20%	7.17%	1.76%
	w/SC5	7.64%	11.49%	7.20%	7.17%

Class D6	w/o SC2	9.11%	13.55%	8.22%	7.80%	0.80%
	w/SC7	4.19%	8.42%	7.23%	7.31%

Class R [1,8]		8.50%	12.78%	7.91%	7.65%	1.46%

Institutional Class [1,8]		9.28%	13.76%	8.29%	7.83%	0.76%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 Semiannual Report 2007

Nationwide Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,090.50	$5.08	0.98%
	Hypothetical	[1]	$1,000.00	$1,020.14	$4.92	0.98%

Class B	Actual		$1,000.00	$1,086.70	$8.90	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.47	$8.64	1.72%

Class C	Actual		$1,000.00	$1,086.10	$8.90	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.47	$8.64	1.72%

Class D	Actual		$1,000.00	$1,091.10	$3.99	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.18	$3.87	0.77%

Class R	Actual		$1,000.00	$1,085.00	$9.62	1.86%
	Hypothetical	[1]	$1,000.00	$1,015.78	$9.34	1.86%

Institutional Class	Actual		$1,000.00	$1,092.80	$3.68	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.48	$3.56	0.71%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 17

Nationwide Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.3%
Commercial Paper	1.2%
Other Investments*	3.7%
Liabilities in excess of Other Assets**	-4.2%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	8.9%
Diversified Financial Services	8.9%
Pharmaceuticals	8.8%
Insurance	5.7%
Household Products	4.9%
Communications Equipment	4.9%
Software	4.2%
Machinery	3.8%
Health Care Providers & Services	3.6%
Diversified Telecommunication Services	3.5%
Other	42.8%

100.0%

Top Holdings

Cisco Systems, Inc.	3.4%
Procter & Gamble Co. (The)	3.0%
Microsoft Corp.	3.0%
Exxon Mobil Corp.	3.0%
AT&T, Inc.	2.9%
Pfizer, Inc.	2.7%
Bank of America Corp.	2.0%
ConocoPhillips	1.9%
Deere & Co.	1.7%
Colgate-Palmolive Co.	1.7%
Other	74.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

18 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Fund

Common Stocks (99.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.8%)
B.F. Goodrich Co. (The)	73,300	$4,166,372
Boeing Co. (The)	56,584	5,262,312
General Dynamics Corp.	7,900	620,150
Northrop Grumman Corp.	135,058	9,941,619
Raytheon Co.	157,050	8,408,457
United Technologies Corp.	123,400	8,283,842

		36,682,752

Auto Components (0.3%)
Johnson Controls, Inc.	33,800	3,458,754

Banks (0.7%)
Credit Suisse Group ADR — CH	43,030	3,377,855
Kookmin Bank ADR — KR	60,100	5,398,182

		8,776,037

Beverages (1.1%)
Constellation Brands, Inc.*	667,400	14,956,434

Biotechnology (0.3%)
Amgen, Inc.*	42,400	2,719,536
Gilead Sciences, Inc.*	22,000	1,797,840

		4,517,376

Capital Markets (2.5%)
Bear Stearns Cos., Inc. (The)	73,030	11,370,771
Lehman Brothers Holding, Inc.	189,630	14,275,346
Lloyds TSB Group PLC ADR — GB	49,000	2,284,380
Mellon Financial Corp.	32,000	1,373,760
T. Rowe Price Group, Inc.	59,250	2,943,540

		32,247,797

Chemicals (1.1%)
Agrium, Inc.	74,000	2,866,020
Dow Chemical Co. (The)	41,000	1,829,010
Monsanto Co.	35,900	2,117,741
Potash Corp. of Saskatchewan, Inc.	25,930	4,654,954
Syngenta AG ADR — CH	62,400	2,477,280

		13,945,005

Commercial Banks (0.9%)
Australia and New Zealand Banking Group, Ltd. ADR — AU	8,400	1,063,860
Banco Bilbao Vaizcaya-Argentaria ADR — SP	55,500	1,328,670
Banco Santander ADR — SP	23,200	410,408
Bank Of Ireland ADR — IE	3,660	316,993
Compass Bancshares, Inc.	42,200	2,877,196
National Australia Bank, Ltd. ADR — AU	7,200	1,280,160
NBT Bancorp, Inc.	30,158	661,968
Regions Financial Corp.	48,200	1,691,338
Westpac Banking Corp. ADR — AU	1,700	189,210
Zions Bancorp	18,200	1,488,760

		11,308,563

Commercial Services & Supplies (0.3%)
Manpower, Inc.	46,100	3,699,525

Communications Equipment (4.9%)
Cisco Systems, Inc.*	1,678,116	44,872,822
Corning, Inc.*	86,300	2,047,036
France Telecom ADR — FR	73,100	2,139,637
Harris Corp.	71,400	3,666,390
QUALCOMM, Inc.	132,000	5,781,600
Telefonaktiebolaget LM Ericsson ADR — SE	141,000	5,381,970

		63,889,455

Computers & Peripherals (1.9%)
Apple Computer, Inc.*	4,000	399,200
Hewlett-Packard Co.	379,610	15,996,766
International Business Machines Corp.	87,311	8,924,057

		25,320,023

Containers & Packaging (0.8%)
Bemis Co.	175,700	5,836,754
Packaging Corp. of America	194,300	4,810,868

		10,647,622

Distributors (0.4%)
Genuine Parts Co.	15,200	751,032
ProLogis Trust	66,100	4,283,280

		5,034,312

Diversified Financial Services (7.7%)
Amvescap PLC ADR — GB	196,960	4,669,922
Bank of America Corp.	507,984	25,856,385
Citigroup, Inc.	169,077	9,065,909
Franklin Resources, Inc.	40,600	5,331,186
Goldman Sachs Group, Inc.	40,350	8,820,913
J.P. Morgan Chase & Co.	253,630	13,214,123
Merrill Lynch & Co., Inc.	88,100	7,949,263
Moody’s Corp.	107,200	7,088,064
Morgan Stanley	204,580	17,186,766
Woori Finance Holdings ADR — KR	7,400	556,850

		99,739,381

Diversified Telecommunication Services (3.5%)
AT&T, Inc.	968,349	37,494,473
Embarq Corp.	43,600	2,617,744

2007 Semiannual Report 19

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Diversified Telecommunication Services (continued)
Qwest Communications International, Inc.*	490,600	$4,356,528
Verizon Communications, Inc.	44,700	1,706,646

		46,175,391

Electric Utilities (1.2%)
Duke Energy Corp.	120,100	2,464,452
Gilead Sciences, Inc.	302,300	9,724,991
Mirant Corp.*	42,600	1,911,462
National Grid PLC ADR — GB	2,400	189,048
Southern Co.	47,100	1,779,909

		16,069,862

Electrical Equipment (0.2%)
Cooper Industries Ltd., Class A ADR — BM	33,320	1,658,003
Emerson Electric Co.	17,450	819,976

		2,477,979

Electronic Equipment & Instruments (0.6%)
Agilent Technologies, Inc.*	40,000	1,374,800
Arrow Electronics, Inc.*	97,200	3,841,344
Jabil Circuit, Inc.	138,200	3,220,060

		8,436,204

Energy Equipment & Services (1.7%)
Halliburton Co.	91,300	2,900,601
Helmerich & Payne, Inc.	142,200	4,591,638
Schlumberger Ltd. ADR — NL	78,500	5,795,655
Tidewater, Inc.	101,200	6,396,852
Transocean, Inc. ADR — KY*	34,600	2,982,520

		22,667,266

Entertainment (0.9%)
Walt Disney Co. (The)	330,600	11,564,388

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	84,200	4,510,594
CVS/Caremark Corp.	138,900	5,033,736
Safeway, Inc.	30,390	1,103,157
Wal-Mart Stores, Inc.	117,600	5,635,392
Walgreen Co.	103,100	4,526,090

		20,808,969

Food Products (1.5%)
Archer-Daniels Midland Co.	26,600	1,029,420
General Mills, Inc.	89,100	5,337,090
H.J. Heinz Co.	19,100	899,801
Kraft Foods, Inc.	195,200	6,533,344
PepsiCo, Inc.	79,400	5,247,546

		19,047,201

Gas Utilities (0.3%)
Oneok, Inc.	74,600	3,611,386

Health Care Equipment & Supplies (1.5%)
AstraZeneca PLC ADR — GB	160,770	8,731,419
Becton, Dickinson & Co.	104,900	8,254,581
Medtronic, Inc.	43,800	2,318,334

		19,304,334

Health Care Providers & Services (3.6%)
Aetna, Inc.	137,430	6,442,718
AmerisourceBergen Corp.	56,400	2,819,436
McKesson Corp.	143,750	8,456,813
Quest Diagnostics, Inc.	40,800	1,994,712
UnitedHealth Group, Inc.	271,850	14,424,361
WellPoint, Inc.*	167,900	13,259,063

		47,397,103

Hotels, Restaurants & Leisure (1.4%)
Burger King Holdings, Inc.	112,390	2,637,793
Hilton Hotels Corp.	37,900	1,288,600
Marriott International, Inc., Class A	51,100	2,310,231
McDonald’s Corp.	257,060	12,410,857

		18,647,481

Household Products (4.9%)
Colgate-Palmolive Co.	333,150	22,567,581
Kimberly-Clark Corp.	29,100	2,071,047
Procter & Gamble Co. (The)	615,940	39,611,102

		64,249,730

Industrial Conglomerates (0.5%)
General Electric Co.	169,350	6,242,241
Textron, Inc.	800	81,336

		6,323,577

Insurance (5.7%)
Aegon NV ADR — NL	209,000	4,322,120
Allstate Corp.	85,700	5,340,824
American International Group, Inc.	109,000	7,620,190
AON Corp.	20,100	778,875
Chubb Corp. (The)	144,350	7,770,360
Hartford Financial Services Group, Inc. (The)	45,150	4,569,180
Lincoln National Corp.	93,750	6,670,313
Manulife Financial Corp.	3,200	115,552
MetLife, Inc.	104,774	6,883,652
Prudential Financial, Inc.	212,090	20,148,550
Safeco Corp.	39,350	2,626,219
Travelers Cos., Inc. (The)	127,400	6,892,340

		73,738,175

Internet Software & Services (0.5%)
Google, Inc., Class A*	13,150	6,198,647

20 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

IT Services (0.3%)
Accenture Ltd.	101,810	$3,980,771

Leisure Equipment & Products (0.6%)
Time Warner, Inc.	394,260	8,133,584

Life Sciences Tools & Services (0.4%)
Thermo Fisher Scientific, Inc.*	109,500	5,700,570

Machinery (3.8%)
Caterpillar, Inc.	87,700	6,368,774
Cummins, Inc.	47,500	4,377,600
Deere & Co.	210,290	23,005,726
Dover Corp.	16,000	769,920
Eaton Corp.	42,500	3,791,425
Illinois Tool Works, Inc.	84,520	4,336,721
Oshkosh Truck Corp.	1,500	83,910
Parker Hannifin Corp.	80,600	7,426,484

		50,160,560

Marine (0.2%)
Omega Navigation Enterprises, Inc.	128,000	2,530,560

Media (0.6%)
Idearc, Inc.	14,400	500,400
News Corp.	159,100	3,562,249
Omnicom Group, Inc.	37,400	3,916,154

		7,978,803

Metals & Mining (1.9%)
Agnico-Eagle Mines Ltd.	19,000	670,320
Alcan, Inc.	66,900	3,938,403
Alcoa, Inc.	211,000	7,488,390
Anglo American PLC ADR — GB	23,200	612,248
Freeport-McMoRan Copper & Gold, Inc., Class B	50,000	3,358,000
Newmont Mining Corp.	65,300	2,723,010
Nucor Corp.	52,500	3,331,650
Posco ADR — KR	12,200	1,277,828
Southern Copper Corp.	15,100	1,212,530

		24,612,379

Multi-Utilities (0.6%)
Sempra Energy	125,480	7,965,470

Multiline Retail (3.3%)
Federated Department Stores, Inc.	93,100	4,088,952
J.C. Penney Co., Inc.	152,250	12,041,452
Kohl’s Corp.*	71,300	5,279,052
Nordstrom, Inc.	123,300	6,771,636
Target Corp.	255,940	15,195,158

		43,376,250

Oil, Gas & Consumable Fuels (8.9%)
Atmos Energy Corp.	31,300	992,836
Chesapeake Energy Corp.	151,100	5,099,625
ChevronTexaco Corp.	170,682	13,277,353
ConocoPhillips	353,486	24,514,254
Exxon Mobil Corp.	488,033	38,740,059
Marathon Oil Corp.	65,363	6,637,613
Noble Energy, Inc.	14,760	868,036
Occidental Petroleum Corp.	294,560	14,934,192
Valero Energy Corp.	97,800	6,868,494
XTO Energy, Inc.	72,100	3,912,867

		115,845,329

Personal Products (0.2%)
Alberto-Culver Co.	104,000	2,526,160

Pharmaceuticals (8.8%)
Abbott Laboratories	132,600	7,507,812
Bristol-Myers Squibb Co.	81,000	2,337,660
Eli Lilly & Co.	26,500	1,566,945
Forest Laboratories, Inc., Class A*	42,600	2,266,746
GlaxoSmithKline PLC ADR — GB	34,000	1,964,520
Johnson & Johnson	238,074	15,289,112
Merck & Co., Inc.	245,500	12,628,520
Pfizer, Inc.	1,328,112	35,141,844
Sanofi-Aventis ADR — FR	153,900	7,057,854
Schering-Plough Corp.	197,200	6,257,156
Wyeth	401,900	22,305,450

		114,323,619

Real Estate Investment Trusts (REITs) (1.4%)
First Industrial Realty Trust	37,700	1,650,883
Hospitality Properties Trust	100,600	4,580,318
Host Hotels & Resorts, Inc.	161,100	4,130,604
Lexington Corporate Properties Trust	146,700	3,064,563
Mack-Cali Realty Corp.	17,400	852,078
Simon Property Group, Inc.	34,400	3,965,632

		18,244,078

Road & Rail (1.5%)
Burlington Northern Santa Fe Corp.	67,050	5,869,557
CSX Corp.	27,300	1,178,541
Norfolk Southern Corp.	127,997	6,814,560
Union Pacific Corp.	44,700	5,106,975

		18,969,633

Semiconductors & Semiconductor Equipment (2.4%)
Applied Materials, Inc.	295,000	5,669,900
Intel Corp.	496,507	10,674,900
Intersil Corp.	221,100	6,586,569
MEMC Electronic Materials, Inc.*	60,050	3,295,544

2007 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR — TW	1	$11
Texas Instruments, Inc.	151,000	5,189,870

		31,416,794

Software (4.2%)
Adobe Systems, Inc.*	113,000	4,696,280
Autodesk, Inc.*	189,000	7,800,030
Microsoft Corp.	1,298,795	38,885,923
Tibco Software, Inc.*	336,500	3,068,880

		54,451,112

Specialty Retail (3.1%)
Best Buy Co., Inc.	76,800	3,582,720
Group 1 Automotive, Inc.	82,000	3,362,000
Home Depot, Inc. (The)	127,600	4,832,212
Lowe’s Cos., Inc.	101,000	3,086,560
Nike, Inc.*	137,600	7,411,136
OfficeMax, Inc.	72,200	3,553,684
Staples, Inc.	176,600	4,379,680
TJX Cos., Inc.	362,470	10,109,288

		40,317,280

Tobacco (1.1%)
Altria Group, Inc.	44,430	3,062,116
Reynolds American, Inc.	173,460	11,146,539

		14,208,655

Transportation (0.2%)
Genesis Lease Ltd. ADR — IE*	109,990	2,969,730

Water Utilities (0.1%)
United Utilities PLC ADR — GB	23,700	711,237

Wireless Telecommunication Services (0.4%)
ALLTEL Corp.	56,060	3,514,401
Vodafone Group PLC ADR — GB	51,145	1,469,397

		4,983,798

Total Common Stocks (Cost $1,200,790,990)		1,294,347,101

Commercial Paper (1.2%)
Diversified Financial Services (1.2%)
Countrywide Home Loans, 5.34%, 05/01/07	$15,084,000	15,081,763

Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $48,300,088, collateralized by U.S. Government Agency Mortgages with a market value of $49,258,810	48,292,951	48,292,951

Total Securities Held As Collateral For Securities On Loan (Cost $48,292,952)		48,292,951

Total Investments (Cost $1,264,167,942) (a) — 104.2%		1,357,721,815

Liabilities in excess of other assets — (4.2)%		(54,243,039)

NET ASSETS — 100.0%		$1,303,478,776

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

AU	Australia

BM	Bermuda

CH	Switzerland

FR	France

GB	United Kingdom

IE	Ireland

KR	Korea

KY	Cayman Islands

NL	Netherlands

SE	Sweden

SP	Spain

TW	Taiwan

See accompanying notes to financial statements.

22 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Nationwide	Nationwide
	Growth Fund	Fund

Assets:
Investments, at value (cost $195,897,308 and $1,264,167,942)*	$210,426,035	$1,357,721,815
Cash	–	166
Interest and dividends receivable	151,097	1,361,560
Receivable for capital shares issued	41,229	333,875
Receivable for investments sold	6,060,176	50,385,003
Prepaid expenses and other assets	18,248	17,275

Total Assets	216,696,785	1,409,819,694

Liabilities:
Payable to custodian	808,265	–
Payable for investments purchased	2,975,626	54,340,698
Payable for capital shares redeemed	315,517	2,100,351
Payable for return of collateral received for securities on loan	10,556,512	48,292,952
Accrued expenses and other payables:
Investment advisory fees	98,873	610,488
Fund administration and transfer agent fees	118,328	417,171
Distribution fees	7,041	40,674
Administrative servicing fees	21,442	235,109
Compliance program fees	3,426	19,633
Custodian fees	17,814	18,090
Other	124,568	265,752

Total Liabilities	15,047,412	106,340,918

Net Assets	$201,649,373	$1,303,478,776

Represented by:
Capital	$413,738,744	$1,111,214,136
Accumulated net investment income	351,000	863,505
Accumulated net realized gains (losses) on investment transactions	(226,969,098)	97,847,262
Net unrealized appreciation on investments	14,528,727	93,553,873

Net Assets	$201,649,373	$1,303,478,776

Net Assets:
Class A Shares	$13,828,482	$121,012,735
Class B Shares	4,260,258	18,646,608
Class C Shares	992,538	845,366
Class D Shares	182,564,106	1,162,971,150
Class R Shares	1,404	1,517
Institutional Service Class Shares	1,290	–
Institutional Class Shares	1,295	1,400

Total	$201,649,373	$1,303,478,776

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,724,795	5,998,124
Class B Shares	583,847	960,421
Class C Shares	135,869	43,602
Class D Shares	22,269,237	58,293,073
Class R Shares	174	76
Institutional Service Class Shares	158	–
Institutional Class Shares	159	70

Total	24,714,239	65,295,366

See accompanying notes to financial statements.

2007 Semiannual Report 23

Statements of Assets and Liabilities (Continued)

	Nationwide		Nationwide
	Growth Fund		Fund

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.02		$20.18
Class B Shares (a)	$7.30		$19.42
Class C Shares (b)	$7.31		$19.39
Class D Shares	$8.20		$19.95
Class R Shares	$8.07		$19.96 (c)
Institutional Service Class Shares	$8.20	(c)	$–
Institutional Class Shares	$8.18	(c)	$19.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.51		$21.41
Class D Shares	$8.59		$20.89

Maximum Sales Charge:
Class A	5.75%		5.75%

Class D	4.50%		4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $10,564,123 and $46,739,633.

See accompanying notes to financial statements.

24 Semiannual Report 2007

Statements of Operations
For the Six Months Ended April 30, 2007 (Unaudited)

	Nationwide	Nationwide
	Growth Fund	Fund

INVESTMENT INCOME:
Interest income	$20,955	$401,467
Dividend income	1,212,057	11,235,656
Income from securities lending	38,577	111,264

Total Income	1,271,589	11,748,387

Expenses:
Investment advisory fees	598,471	3,667,046
Fund administration and transfer agent fees	155,923	694,105
Distribution fees Class A	16,528	147,917
Distribution fees Class B	21,337	95,311
Distribution fees Class C	4,204	4,078
Distribution fees Class R	3	4
Administrative servicing fees Class A	8,499	5,750
Administrative servicing fees Class D	–	281,192
Administrative servicing fees Class R	2	4
Printing fees	62,923	122,640
Trustee fees	3,172	18,011
Compliance program fees (Note 3)	2,460	13,580
Custodian fees	9,479	31,881
Other	43,061	105,150

Total expenses before waived expenses	926,062	5,186,669
Earnings credit (Note 5)	(3,583)	(15,940)
Expenses voluntarily waived by administrator	(1,890)	(12,095)

Net expenses	920,589	5,158,634

Net Investment Income	351,000	6,589,753

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains on investment transactions	21,767,227	114,449,203
Change in unrealized depreciation on investments	(277,565)	(8,338,590)

Net realized/unrealized gains (losses) from investments	21,489,662	106,110,613

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,840,662	$112,700,366

See accompanying notes to financial statements.

2007 Semiannual Report 25

Statements of Changes in Net Assets

	Nationwide Growth Fund		Nationwide Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$351,000	$(40,916)	$6,589,753	$14,069,959
Net realized gains on investment transactions	21,767,227	9,715,964	114,449,203	126,006,040
Net change in unrealized appreciation/(depreciation) investments	(277,565)	7,798,333	(8,338,590)	38,463,505

Change in net assets from operations	21,840,662	17,473,381	112,700,366	178,539,504

Distributions to Shareholders:
From net investment income:
Class A	–	–	(468,533)	(998,645)
Class B	–	–	(8,140)	(34,154)
Class C	–	–	(258)	(1,534)
Class D	–	–	(5,698,478)	(12,514,256)
Class R	–	–	(1)	(11)
Institutional Class	–	–	(7)	(71,109)
Net realized gains:
Class A	–	–	(12,712,838)	(15,547,435)
Class B	–	–	(2,146,971)	(3,901,458)
Class C	–	–	(85,253)	(119,900)
Class D	–	–	(122,380,347)	(150,621,311)
Class R	–	–	(153)	(165)
Institutional Class	–	–	(140)	(536,929)

Change in net assets from shareholder distributions	–	–	(143,501,119)	(184,346,907)

Change in net assets from capital transactions	(20,752,125)	(54,939,533)	46,976,472	7,041,515

Change in net assets	1,088,537	(37,466,152)	16,175,719	1,234,112

Net Assets:
Beginning of period	200,560,836	238,026,988	1,287,303,057	1,286,068,945

End of period	$201,649,373	$200,560,836	$1,303,478,776	$1,287,303,057

Accumulated net investment income at end of period	$351,000	$–	$863,505	$449,169

See accompanying notes to financial statements.

26 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund		Nationwide Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,384,237	$6,945,679	$6,660,768	$18,217,067
Dividends reinvested	–	–	10,854,781	12,209,812
Cost of shares redeemed (a)	(1,801,444)	(25,529,945)	(11,603,375)	(31,700,701)

Total Class A	(417,207)	(18,584,266)	5,912,174	(1,273,822)

Class B Shares
Proceeds from shares issued	177,876	314,138	756,389	1,576,683
Dividends reinvested	–	–	2,143,583	3,905,807
Cost of shares redeemed (a)	(810,177)	(1,532,582)	(4,150,560)	(14,328,852)

Total Class B	(632,301)	(1,218,444)	(1,250,588)	(8,846,362)

Class C Shares
Proceeds from shares issued	154,627	244,813	85,834	70,281
Dividends reinvested	–	–	49,558	73,238
Cost of shares redeemed (a)	(26,724)	(64,806)	(139,573)	(240,654)

Total Class C	127,903	180,007	(4,181)	(97,135)

Class D Shares
Proceeds from shares issued	2,678,170	6,652,182	18,025,143	46,676,857
Dividends reinvested	–	981	121,590,181	154,677,329
Cost of shares redeemed (a)	(22,508,690)	(41,969,991)	(86,693,588)	(190,742,773)

Total Class D	(19,830,520)	(35,316,828)	52,921,736	10,611,413

Class R Shares
Proceeds from shares issued	–	150	–	150
Dividends reinvested	–	–	154	176
Cost of shares redeemed (a)	–	(152)	–	(151)

Total Class R	–	(2)	154	175

Institutional Class Shares
Proceeds from shares issued	–	–	744,789	7,571,445
Dividends reinvested	–	–	147	608,038
Cost of shares redeemed (a)	–	–	(11,347,759)	(1,532,237)

Total Institutional Class	–	–	(10,602,823)	6,647,246

Change in net assets from capital transactions	$(20,752,125)	$(54,939,533)	$46,976,472	$7,041,515

See accompanying notes to financial statements.

2007 Semiannual Report 27

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund		Nationwide Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	181,922	992,370	334,523	917,418
Reinvested	–	–	563,760	638,706
Redeemed	(236,026)	(3,618,467)	(583,331)	(1,586,139)

Total Class A Shares	(54,104)	(2,626,097)	314,952	(30,015)

Class B Shares
Issued	25,574	49,039	39,454	81,775
Reinvested	–	–	115,619	211,436
Redeemed	(117,465)	(239,296)	(214,616)	(747,747)

Total Class B Shares	(91,891)	(190,257)	(59,543)	(454,536)

Class C Shares
Issued	21,611	38,755	4,562	3,749
Reinvested	–	–	2,676	3,969
Redeemed	(3,815)	(9,984)	(6,870)	(12,035)

Total Class C Shares	17,796	28,771	368	(4,317)

Class D Shares
Issued	342,163	928,766	921,099	2,358,326
Reinvested	–	103	6,387,648	8,171,421
Redeemed	(2,895,500)	(5,883,831)	(4,394,047)	(9,690,309)

Total Class D Shares	(2,553,337)	(4,954,962)	2,914,700	839,438

Class R Shares
Issued	–	21	–	8
Reinvested	–	–	8	9
Redeemed	–	(21)	–	(8)

Total Class R Shares	–	–	8	9

Institutional Class Shares
Issued	–	–	35,694	383,788
Reinvested	–	–	8	32,099
Redeemed	–	–	(533,300)	(78,889)

Total Institutional Class Shares	–	–	(497,598)	336,998

Change in shares	(2,681,536)	(7,742,545)	2,672,887	687,577

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

28 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2002	$5.89	(0.02)	(1.13)	(1.15)
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51
Six Months Ended April 30, 2007 (Unaudited)	$7.20	–	0.82	0.82
Class B Shares
Year Ended October 31, 2002	$5.54	(0.06)	(1.04)	(1.10)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43
Six Months Ended April 30, 2007 (Unaudited)	$6.58	(0.02)	0.74	0.72
Class C Shares
Year Ended October 31, 2002	$5.55	(0.06)	(1.05)	(1.11)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42
Six Months Ended April 30, 2007 (Unaudited)	$6.58	(0.02)	0.75	0.73

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	–	$4.74	(19.52%	)	$4,828	1.17%
Year Ended October 31, 2003	–	–	$5.92	24.89%		$6,529	1.13%
Year Ended October 31, 2004	–	–	$6.08	2.70%		$30,641	1.19%
Year Ended October 31, 2005	(0.01)	(0.01)	$6.69	10.22%		$29,467	1.34%
Year Ended October 31, 2006	–	–	$7.20	7.62%		$12,816	1.15%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$8.02	11.39%		$13,828	1.25%
Class B Shares
Year Ended October 31, 2002	–	–	$4.44	(19.86%	)	$3,299	1.90%
Year Ended October 31, 2003	–	–	$5.51	24.10%		$3,980	1.84%
Year Ended October 31, 2004	–	–	$5.61	1.81%		$5,817	1.84%
Year Ended October 31, 2005	–	–	$6.15	9.63%		$5,325	1.98%
Year Ended October 31, 2006	–	–	$6.58	6.99%		$4,445	1.80%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$7.30	10.94%		$4,260	1.87%
Class C Shares
Year Ended October 31, 2002	–	–	$4.44	(20.00%	)	$52	1.90%
Year Ended October 31, 2003	–	–	$5.51	24.10%		$101	1.84%
Year Ended October 31, 2004	–	–	$5.62	2.00%		$248	1.84%
Year Ended October 31, 2005	–	–	$6.16	9.61%		$550	2.03%
Year Ended October 31, 2006	–	–	$6.58	6.82%		$777	1.77%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$7.31	11.09%		$993	1.87%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	(0.34%	)	(f)	(f)		241.95%
Year Ended October 31, 2003	(0.22%	)	(f)	(f)		281.63%
Year Ended October 31, 2004	(0.36%	)	(f)	(f)		286.06%
Year Ended October 31, 2005	(0.14%	)	(f)	(f)		281.51%
Year Ended October 31, 2006	(0.29%	)	1.15%	(0.29%	)(f)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	0.02%		1.29%	(0.02%	)(f)	148.10%
Class B Shares
Year Ended October 31, 2002	(1.08%	)	(f)	(f)		241.95%
Year Ended October 31, 2003	(0.93%	)	(f)	(f)		281.63%
Year Ended October 31, 2004	(1.00%	)	(f)	(f)		286.06%
Year Ended October 31, 2005	(0.78%	)	(f)	(f)		281.51%
Year Ended October 31, 2006	(0.94%	)	1.80%	(0.94%	)(f)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	(0.59%	)	1.87%	(0.59%	)(f)	148.10%
Class C Shares
Year Ended October 31, 2002	(1.08%	)	(f)	(f)		241.95%
Year Ended October 31, 2003	(0.95%	)	(f)	(f)		281.63%
Year Ended October 31, 2004	(1.01%	)	(f)	(f)		286.06%
Year Ended October 31, 2005	(0.96%	)	(f)	(f)		281.51%
Year Ended October 31, 2006	(0.93%	)	1.77%	(0.93%	)(f)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	(0.61%	)	1.87%	(0.61%	)(f)	148.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Net investment income (loss) is based on average shares outstanding during the period.
(k)	The amount is less than $0.005.

See notes to financial statements.

2007 Semiannual Report 29

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class D Shares
Year Ended October 31, 2002	$5.94	(0.01)	(1.14)	(1.15)
Year Ended October 31, 2003	$4.79	–	1.21	1.21
Year Ended October 31, 2004	$6.00	–	0.17	0.17
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66
Year Ended October 31, 2006	$6.81	–	0.54	0.54
Six Months Ended April 30, 2007 (Unaudited)	$7.35	0.02	0.83	0.85
Class R Shares
Period Ended October 31, 2003 (h)	$5.76	(0.01)	0.25	0.24
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50
Six Months Ended April 30, 2007 (Unaudited)	$7.27	(0.02)	0.82	0.80
Institutional Service Class Shares
Period Ended October 31, 2002 (g)	$6.59	(0.01)	(1.79)	(1.80)
Year Ended October 31, 2003	$4.79	–	1.22	1.22
Year Ended October 31, 2004 (j)	$6.01	0.01	0.17	0.18
Year Ended October 31, 2005	$6.19	–	0.65	0.65
Year Ended October 31, 2006	$6.82	–	0.54	0.54
Six Months Ended April 30, 2007 (Unaudited)	$7.36	0.01	0.83	0.84
Institutional Class Shares
Period Ended October 31, 2004 (i)	$6.34	–	(0.17)	(0.17)
Year Ended October 31, 2005	$6.17	–	0.65	0.65
Year Ended October 31, 2006	$6.80	–	0.54	0.54
Six Months Ended April 30, 2007 (Unaudited)	$7.34	0.01	0.83	0.84

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class D Shares
Year Ended October 31, 2002	–	–	$4.79	(19.36%	)	$207,357	0.93%
Year Ended October 31, 2003	–	–	$6.00	25.26%		$235,758	0.86%
Year Ended October 31, 2004	– (k)	–	$6.17	2.87%		$216,843	0.85%
Year Ended October 31, 2005	(0.02)	(0.02)	$6.81	10.74%		$202,682	0.99%
Year Ended October 31, 2006	–	–	$7.35	7.93%		$182,519	0.80%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$8.20	11.56%		$182,564	0.87%
Class R Shares
Period Ended October 31, 2003 (h)	–	–	$6.00	4.17%		$1	1.42%
Year Ended October 31, 2004	–	–	$6.15	2.50%		$1	1.29%
Year Ended October 31, 2005	(0.01)	(0.01)	$6.77	10.28%		$1	1.29%
Year Ended October 31, 2006	–	–	$7.27	7.39%		$1	1.28%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$8.07	11.00%		$1	1.71%
Institutional Service Class Shares
Period Ended October 31, 2002 (g)	–	–	$4.79	(27.31%	)	$59,307	0.88%
Year Ended October 31, 2003	–	–	$6.01	25.47%		$75,002	0.84%
Year Ended October 31, 2004 (j)	– (k)	–	$6.19	3.03%		$1	0.84%
Year Ended October 31, 2005	(0.02)	(0.02)	$6.82	10.55%		$1	1.04%
Year Ended October 31, 2006	–	–	$7.36	7.92%		$1	0.80%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$8.20	11.41%		$1	0.89%
Institutional Class Shares
Period Ended October 31, 2004 (i)	–	–	$6.17	(2.68%	)	$1	0.80%
Year Ended October 31, 2005	(0.02)	(0.02)	$6.80	10.59%		$1	1.04%
Year Ended October 31, 2006	–	–	$7.34	7.94%		$1	0.79%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$8.18	11.44%		$1	0.89%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class D Shares
Year Ended October 31, 2002	(0.10%	)	(f)	(f)		241.95%
Year Ended October 31, 2003	0.05%		(f)	(f)		281.63%
Year Ended October 31, 2004	(0.01%	)	(f)	(f)		286.06%
Year Ended October 31, 2005	0.21%		(f)	(f)		281.51%
Year Ended October 31, 2006	0.05%		0.80%	0.05%	(f)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	0.40%		0.88%	0.40%	(f)	148.10%
Class R Shares
Period Ended October 31, 2003 (h)	(0.76%	)	1.52%	0.86%		281.63%
Year Ended October 31, 2004	(0.46%	)	(f)	(f)		286.06%
Year Ended October 31, 2005	(0.14%	)	(f)	(f)		281.51%
Year Ended October 31, 2006	(0.47%	)	1.28%	(0.47%	)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	(0.47%	)	1.71%	(0.47%	)	148.10%
Institutional Service Class Shares
Period Ended October 31, 2002 (g)	(0.11%	)	(f)	(f)		241.95%
Year Ended October 31, 2003	0.06%		(f)	(f)		281.63%
Year Ended October 31, 2004 (j)	0.22%		(f)	(f)		286.06%
Year Ended October 31, 2005	0.11%		(f)	(f)		281.51%
Year Ended October 31, 2006	0.02%		0.80%	0.02%	(f)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	0.34%		0.90%	0.34%	(f)	148.10%
Institutional Class Shares
Period Ended October 31, 2004 (i)	(0.06%	)	(f)	(f)		286.06%
Year Ended October 31, 2005	0.11%		(f)	(f)		281.51%
Year Ended October 31, 2006	0.02%		0.79%	0.02%	(f)	284.67%
Six Months Ended April 30, 2007 (Unaudited)	0.34%		0.89%	0.34%	(f)	148.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Net investment income (loss) is based on average shares outstanding during the period.
(k)	The amount is less than $0.005.

See notes to financial statements.

30 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2002	$16.75	0.07	(1.68)	(1.61)	(0.08)
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11	(0.09)
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)
Six Months Ended April 30, 2007 (Unaudited)	$20.75	0.08	1.68	1.76	(0.08)
Class B Shares
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)	–
Year Ended October 31, 2003	$14.72	–	2.94	2.94	(0.01)
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	–
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$20.05	0.01	1.62	1.63	(0.01)
Class C Shares
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)	–
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94	(0.01)
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)
Six Months Ended April 30, 2007 (Unaudited)	$20.03	0.01	1.61	1.62	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2002	–	(0.08)	$15.06	(9.64%	)	$362,435	1.14%
Year Ended October 31, 2003	–	(0.09)	$18.08	20.74%		$571,918	1.13%
Year Ended October 31, 2004	–	(0.06)	$18.96	5.22%		$447,884	1.10%
Year Ended October 31, 2005	(0.08)	(0.26)	$20.94	11.88%		$119,615	1.14%
Year Ended October 31, 2006	(2.81)	(2.98)	$20.75	14.65%		$117,938	1.04%
Six Months Ended April 30, 2007 (Unaudited)	(2.25)	(2.33)	$20.18	9.05%		$121,013	0.98%
Class B Shares
Year Ended October 31, 2002	–	–	$14.72	(10.24%	)	$31,267	1.80%
Year Ended October 31, 2003	–	(0.01)	$17.65	19.99%		$35,564	1.79%
Year Ended October 31, 2004	–	–	$18.46	4.59%		$35,073	1.76%
Year Ended October 31, 2005	(0.08)	(0.18)	$20.32	11.09%		$29,960	1.79%
Year Ended October 31, 2006	(2.81)	(2.84)	$20.05	13.83%		$20,455	1.76%
Six Months Ended April 30, 2007 (Unaudited)	(2.25)	(2.26)	$19.42	8.67%		$18,647	1.72%
Class C Shares
Year Ended October 31, 2002	–	–	$14.72	(10.24%	)	$212	1.80%
Year Ended October 31, 2003	–	(0.01)	$17.65	20.00%		$714	1.79%
Year Ended October 31, 2004	–	(0.01)	$18.45	4.58%		$989	1.76%
Year Ended October 31, 2005	(0.08)	(0.18)	$20.30	11.04%		$965	1.79%
Year Ended October 31, 2006	(2.81)	(2.84)	$20.03	13.89%		$866	1.75%
Six Months Ended April 30, 2007 (Unaudited)	(2.25)	(2.26)	$19.39	8.61%		$845	1.72%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2002	0.46%		(f)	(f)		25.51%
Year Ended October 31, 2003	0.57%		(f)	(f)		120.02%
Year Ended October 31, 2004	0.35%		(f)	(f)		144.61%
Year Ended October 31, 2005	1.64%		(f)	(f)		145.66%
Year Ended October 31, 2006	0.91%		1.04%	0.91%	(f)	245.80%
Six Months Ended April 30, 2007 (Unaudited)	0.85%		0.99%	0.85%	(f)	181.30%
Class B Shares
Year Ended October 31, 2002	(0.18%	)	(f)	(f)		25.51%
Year Ended October 31, 2003	(0.06%	)	(f)	(f)		120.02%
Year Ended October 31, 2004	(0.30%	)	(f)	(f)		144.61%
Year Ended October 31, 2005	0.25%		(f)	(f)		145.66%
Year Ended October 31, 2006	0.21%		1.76%	0.21%	(f)	245.80%
Six Months Ended April 30, 2007 (Unaudited)	0.13%		1.73%	0.13%	(f)	181.30%
Class C Shares
Year Ended October 31, 2002	(0.20%	)	(f)	(f)		25.51%
Year Ended October 31, 2003	(0.16%	)	(f)	(f)		120.02%
Year Ended October 31, 2004	(0.32%	)	(f)	(f)		144.61%
Year Ended October 31, 2005	0.27%		(f)	(f)		145.66%
Year Ended October 31, 2006	0.20%		1.75%	0.20%	(f)	245.80%
Six Months Ended April 30, 2007 (Unaudited)	0.13%		1.73%	0.13%	(f)	181.30%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2007 Semiannual Report 31

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class D Shares
Year Ended October 31, 2002	$16.64	0.13	(1.69)	(1.56)	(0.12)
Year Ended October 31, 2003	$14.96	0.13	3.00	3.13	(0.13)
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00	(0.13)
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)
Six Months Ended April 30, 2007 (Unaudited)	$20.55	0.10	1.65	1.75	(0.10)
Class R Shares
Period Ended October 31, 2003 (g)	$17.32	–	0.63	0.63	–
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91	(0.03)
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)
Six Months Ended April 30, 2007 (Unaudited)	$20.58	(0.01)	1.65	1.64	(0.01)
Institutional Class Shares
Period Ended October 31, 2004 (h)	$19.00	0.03	(0.17)	(0.14)	(0.03)
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)
Six Months Ended April 30, 2007 (Unaudited)(i)	$20.55	.21	1.58	1.79	(0.11)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class D Shares
Year Ended October 31, 2002	–	(0.12)	$14.96	(9.43%	)	$1,125,402	0.86%
Year Ended October 31, 2003	–	(0.13)	$17.96	21.07%		$1,240,520	0.85%
Year Ended October 31, 2004	–	(0.13)	$18.83	5.59%		$1,161,934	0.82%
Year Ended October 31, 2005	(0.08)	(0.34)	$20.76	12.11%		$1,132,192	0.85%
Year Ended October 31, 2006	(2.81)	(3.03)	$20.55	14.95%		$1,137,817	0.80%
Six Months Ended April 30, 2007 (Unaudited)	(2.25)	(2.35)	$19.95	9.11%		$1,162,971	0.77%
Class R Shares
Period Ended October 31, 2003 (g)	–	–	$17.95	3.64%		$1	1.52%
Year Ended October 31, 2004	–	(0.03)	$18.83	5.08%		$1	1.27%
Year Ended October 31, 2005	(0.08)	(0.29)	$20.78	11.95%		$1	0.96%
Year Ended October 31, 2006	(2.81)	(2.98)	$20.58	14.71%		$1	0.96%
Six Months Ended April 30, 2007 (Unaudited)	(2.25)	(2.26)	$19.96	8.50%		$2	1.86%
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	(0.03)	$18.83	(0.74%	)	$341	0.78%
Year Ended October 31, 2005	(0.08)	(0.35)	$20.76	12.19%		$3,335	0.81%
Year Ended October 31, 2006	(2.81)	(3.04)	$20.55	15.01%		$10,226	0.74%
Six Months Ended April 30, 2007 (Unaudited)(i)	(2.25)	(2.36)	$19.98	9.28%		$1	0.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class D Shares
Year Ended October 31, 2002	0.77%		(f)	(f)		25.51%
Year Ended October 31, 2003	0.89%		(f)	(f)		120.02%
Year Ended October 31, 2004	0.64%		(f)	(f)		144.61%
Year Ended October 31, 2005	1.17%		(f)	(f)		145.66%
Year Ended October 31, 2006	1.14%		0.80%	1.14%	(f)	245.80%
Six Months Ended April 30, 2007 (Unaudited)	1.06%		0.78%	1.06%	(f)	181.30%
Class R Shares
Period Ended October 31, 2003 (g)	0.07%		1.62%	(0.03%	)	120.02%
Year Ended October 31, 2004	0.16%		(f)	(f)		144.61%
Year Ended October 31, 2005	0.95%		(f)	(f)		145.66%
Year Ended October 31, 2006	0.93%		0.96%	0.93%		245.80%
Six Months Ended April 30, 2007 (Unaudited)	(0.06%	)	1.87%	(0.06%	)	181.30%
Institutional Class Shares
Period Ended October 31, 2004 (h)	0.54%		(f)	(f)		144.61%
Year Ended October 31, 2005	0.81%		(f)	(f)		145.66%
Year Ended October 31, 2006	1.11%		0.74%	1.11%	(f)	245.80%
Six Months Ended April 30, 2007 (Unaudited)(i)	1.99%		0.71%	1.99%	(f)	181.30%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income is based on average shares outstanding during the period.

See notes to financial statements.

32 Semiannual Report 2007

Nationwide Money Market Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Money Market Fund (Prime Shares) returned 2.40% versus 2.29% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 343 funds as of April 30, 2007) was 2.22%.

Can you describe the market environment during the reporting period?

Interest rates remained substantially unchanged throughout the past six months; while inflation as measured by the Consumer Price Index (CPI), increased 2.08% for the six months ended April 30, 2007. Although this measure is still slightly elevated relative to the Federal Reserve Board’s usual comfort zone, the expectation for the coming months is that inflation will continue to moderate. Given that, it appears unlikely that the Federal Reserve will need to address any significant economic risks in the near future. As the upside and downside risks continue to offset each other, the federal funds target discount rate seems to be on hold at 5.25% for at least the time being.

What areas of investment provided the most positive returns for the Fund?

Asset-backed commercial paper and certain bank debt obligations continued to offer the most attractive yields for the Fund. Floating-rate notes and step-up securities added incremental yield for the Fund and proved instrumental in the achieving of above-average returns. The Fund also lengthened its weighted average maturity amid an environment of flat or potentially decreasing interest rates.

What areas detracted from Fund performance?

With a significant portion of new debt issuance coming from the banking and financial services-related industries, the Fund’s exposure to government and other types of instruments decreased accordingly. Certain of the higher-yielding securities held by the Fund either matured or were called away by issuers, which reduced the Fund’s returns.

What is your outlook for the near term?

Despite relative uncertainty in specific economic indicators, the general assessment of the economy is that the economy should continue with overall moderate growth; the ongoing primary concern is decelerating inflation. For the second half of the year, futures contracts are pricing in the slight chance of a Fed easing in the market between late summer and end of year.

In anticipation of possible interest-rate cuts later in the year, the Fund has begun to extend its weighted average maturity in an attempt to lock in the potential for higher returns. In addition, exposure to variable-rate securities is being closely monitored to take advantage of opportunities to improve Fund returns.

Portfolio Manager: Daniel Blevins, CFA

2007 Semiannual Report 33

Nationwide Money Market Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

	Six				Expense
	Month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Institutional Class Shares [1]	2.45%	4.90%	2.27%	3.43%	0.54%

Service Class Shares[1]	2.32%	4.65%	2.06%	3.28%	0.75%

Prime Shares	2.40%	4.82%	2.20%	3.39%	0.59%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although this Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

*	Not annualized

**	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/07. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34 Semiannual Report 2007

Nationwide Money Market Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Money Market Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Institutional Class	Actual		$1,000.00	$1,024.50	$2.51	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.52	$2.51	0.50%

Service Class	Actual		$1,000.00	$1,023.20	$3.76	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.28	$3.77	0.75%

Prime	Actual		$1,000.00	$1,024.00	$2.96	0.59%
	Hypothetical	[1]	$1,000.00	$1,022.07	$2.96	0.59%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 35

Nationwide Money Market Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Commercial Paper	32.6%
Floating Rate Notes	23.3%
Asset-Backed Commercial Paper	23.2%
Certificates of Deposit	7.6%
Corporate Bonds	5.8%
Municipal Bonds	2.6%
Yankee Dollars	2.3%
Government Mortgage Backed Agencies	2.1%
Other Assets in excess of Liabilities	0.5%

100.0%

Top Industries

Consumer Finance	16.7%
Banks	7.6%
Diversified Financial Services	3.5%
Insurance	1.6%
Other	70.6%

100.0%

Top Holdings

Florida Hurricane Catastrophe, 5.33%, 05/14/08	2.4%
PB Finance (Delaware), 5.26%, 05/17/07	2.3%
Federal Home Loan Bank, 5.26%, 11/01/07	2.1%
Natixis, 5.40%, 01/22/08	2.0%
Barclays Bank PLC, 5.35%, 05/05/08	1.7%
Liquid Funding, 5.34%, 08/14/07	1.7%
Pepsico, Inc., 5.26%, 05/08/07	1.7%
Yorkshire Building Society, 5.24%, 05/21/07	1.7%
Harrier Financial Funding US LLC, 5.32%, 09/13/07	1.5%
Citigroup, Inc., 5.23%, 05/24/07	1.5%
Other	81.4%

100.0%

36 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Money Market Fund

Asset-Backed Commercial Paper (23.2%)

	Principal
	Amount	Value

ASSET-BACKED — DOMESTIC (3.0%) (a) (b)
CC USA, Inc.
5.20%, 08/03/07 (c)	$19,000,000	$18,742,022
Harrier Financial Funding U.S. LLC
5.25%, 05/29/07	3,160,000	3,147,109
5.30%, 06/07/07	6,500,000	6,464,593
5.20%, 07/19/07 (c)	15,000,000	14,828,833
5.22%, 07/20/07	4,071,000	4,023,777
5.24%, 07/26/07	3,773,000	3,725,816

		50,932,150

ASSET-BACKED — MORTGAGES (3.0%) (b)
Georgetown Funding Co.
5.29%, 05/18/07	20,000,000	19,950,039
Thornburg Mortgage, Inc. (a)
5.30%, 05/09/07	5,000,000	4,994,111
5.32%, 05/10/07	17,500,000	17,476,725
5.30%, 05/30/07	8,000,000	7,965,845

		50,386,720

ASSET-BACKED — REPURCHASE AGREEMENT (0.8%) (a) (b)
Liquid Funding Ltd.
5.30%, 05/09/07	4,637,000	4,631,538
5.22%, 08/06/07	10,000,000	9,859,485

		14,491,023

ASSET-BACKED — RESIDENTIAL MORTGAGES (6.4%) (b)
Carrera Capital Finance LLC
5.25%, 05/07/07 (c) (a)	10,000,000	9,991,250
5.25%, 05/08/07 (c) (a)	7,700,000	7,692,147
5.25%, 05/15/07 (a)	6,494,000	6,480,754
5.24%, 05/21/07 (a)	5,887,000	5,869,863
5.24%, 05/25/07 (c) (a)	6,103,000	6,081,680
5.25%, 07/18/07 (a)	6,757,000	6,680,139
5.25%, 07/27/07	22,000,000	21,720,875
Klio II Funding Corp. (a)
5.25%, 06/13/07	25,000,000	24,843,229
5.25%, 07/24/07	20,000,000	19,755,000

		109,114,937

ASSET-BACKED — YANKEE (7.3%)
Check Point Charlie Ltd. (b)
5.29%, 05/03/07	11,070,000	11,066,747
5.26%, 06/20/07	13,400,000	13,302,082
5.26%, 07/10/07	10,000,000	9,897,722
5.26%, 07/11/07	16,028,000	15,861,727
5.26%, 07/13/07	15,000,000	14,840,008
5.26%, 07/26/07	7,380,000	7,287,266
Giro Funding U.S. Corp. (b)
5.24%, 06/13/07	13,964,000	13,876,601
5.24%, 06/15/07	19,789,000	19,659,382
Greyhawk Funding LLC
5.24%, 05/10/07 (c)	3,000,000	2,996,070
Stanfield Victoria Funding
5.24%, 06/22/07 (a) (b)	16,000,000	15,878,898

		124,666,503

ASSET-BACKED CDO — TRUST PREFERRED (2.7%) (b)
Lockhart Funding LLC
5.25%, 05/14/07	20,000,000	19,962,083
5.24%, 05/25/07	6,778,000	6,754,322
5.24%, 05/29/07	20,000,000	19,918,489

		46,634,894

Total Asset-Backed Commercial Paper (Cost $396,226,227)		396,226,227

Certificates of Deposit (7.6%)
BANKS — FOREIGN (7.6%)
Barclays Bank PLC
5.35%, 05/05/08	30,000,000	30,000,000
Deutsche Bank
5.35%, 08/08/07	20,000,000	20,000,000
HBOS Treasury Services
5.28%, 09/04/07	15,000,000	14,998,172
Natixis
5.40%, 01/22/08	35,000,000	35,000,000
5.42%, 02/14/08	15,000,000	15,000,000
5.40%, 04/08/08 (d)	15,000,000	15,000,677

Total Certificates of Deposit (Cost $129,998,849)		129,998,849

Commercial Paper (32.6%)
BANKS — FOREIGN (9.2%)
ANZ National International Ltd.
5.19%, 07/24/07 (c)	25,000,000	24,697,250
Bank of Ireland (b)
5.20%, 07/20/07 (c)	25,000,000	24,711,389
5.21%, 08/06/07	10,650,000	10,500,638

2007 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal
	Amount	Value

BANKS — FOREIGN (continued)
HBOS Treasury Services
5.19%, 07/18/07 (c)	$22,600,000	$22,345,863
Societe Generale North American
5.21%, 06/20/07 (c)	20,000,000	19,855,278
UBS Finance (Delaware) LLC
5.24%, 05/01/07	12,600,000	12,600,000
5.24%, 05/08/07 (c)	7,300,000	7,292,562
5.24%, 05/15/07	5,700,000	5,688,385
5.25%, 06/01/07 (c)	5,725,000	5,699,143
5.22%, 06/05/07 (c)	1,536,000	1,528,205
5.22%, 06/12/07 (c)	3,800,000	3,776,858
5.20%, 07/06/07 (c)	3,225,000	3,194,255
5.19%, 07/17/07 (c)	15,000,000	14,833,487

		156,723,313

BANKS — MORTGAGE (1.8%) (b)
Northern Rock PLC
5.25%, 05/04/07	13,800,000	13,793,962
5.25%, 05/15/07	16,493,000	16,459,359

		30,253,321

BUILDING SOCIETY (2.9%)
Nationwide Building Society
5.20%, 07/10/07 (c) (b)	11,475,000	11,358,975
Yorkshire Building Society
5.24%, 05/21/07	30,000,000	29,912,666
5.20%, 07/18/07	9,216,000	9,111,984

		50,383,625

FINANCE LESSORS (3.8%)
PB Finance (Delaware)
5.26%, 05/17/07	40,000,000	39,906,489
5.27%, 07/16/07	15,000,000	14,833,275
5.27%, 07/31/07	10,717,000	10,574,235

		65,313,999

FINANCIAL SERVICES (10.4%)
Citigroup, Inc.
5.23%, 05/24/07 (c)	25,000,000	24,916,465
Countrywide Home Loans
5.26%, 05/01/07	9,117,000	9,117,000
5.29%, 06/14/07	16,805,000	16,696,346
5.28%, 06/29/07	7,500,000	7,435,100
5.28%, 07/19/07	20,000,000	19,768,486
5.24%, 08/07/07	10,115,000	9,970,715
ING U.S. Funding
5.22%, 06/07/07	20,000,000	19,892,803
5.20%, 07/30/07 (c)	22,816,000	22,519,392
Private Export Funding Corp. (b)
5.22%, 06/05/07	11,000,000	10,944,175
5.21%, 06/19/07 (c)	21,000,000	20,851,081
5.20%, 07/25/07 (c)	3,860,000	3,812,608
5.20%, 07/31/07 (c)	11,000,000	10,855,550

		176,779,721

GROCERIES AND RELATED PRODUCTS (1.7%)
Pepsico, Inc.
5.26%, 05/08/07	30,000,000	29,969,317

SECURITY BROKERS & DEALERS (2.8%) (c)
Morgan Stanley Dean Witter & Co.
5.22%, 05/21/07	15,000,000	14,956,500
5.20%, 06/04/07	4,577,000	4,554,522
5.20%, 06/28/07	18,148,000	17,995,960
5.19%, 07/23/07	10,000,000	9,880,342

		47,387,324

Total Commercial Paper (Cost $556,810,620)		556,810,620

Corporate Bonds (5.8%)
ASSET-BACKED — YANKEE (5.8%)
HSBC Americas, Inc.
5.37%, 01/24/08 (d)	20,000,000	20,000,000
Sigma Finance, Inc. (a) (b)
5.25%, 05/04/07	15,000,000	15,000,000
5.33%, 08/16/07 (d)	12,500,000	12,499,896
5.32%, 10/02/07 (d)	15,000,000	14,999,367
5.37%, 11/21/07 (d)	6,000,000	6,000,854
5.34%, 04/17/08	15,000,000	15,000,000
Stanfield Victoria Funding
5.45%, 02/01/08 (a) (b)	15,000,000	15,000,000

Total Corporate Bonds (Cost $98,500,117)		98,500,117

38 Semiannual Report 2007

Floating Rate Notes (23.3%) (d)

	Principal
	Amount	Value

ASSET-BACKED — CDO (1.3%)
Commodore CDO I Ltd.
5.42%, 12/12/38	$12,896,978	$12,896,978
Newcastle CDO Ltd.
5.35%, 09/24/38	10,000,000	10,000,000

		22,896,978

ASSET-BACKED — DOMESTIC (4.4%) (a) (b)
Harrier Financial Funding US LLC
5.32%, 09/13/07	25,000,000	24,999,538
Liquid Funding
5.31%, 07/05/07	20,000,000	20,000,000
5.34%, 08/14/07	30,000,000	29,998,705

		74,998,243

ASSET-BACKED — YANKEE (5.4%)
K2 (USA) LLC (a) (b)
5.33%, 08/28/07	15,000,000	14,999,284
5.32%, 10/24/07	20,000,000	19,999,036
Premier Asset Collateralized Entity LLC
5.32%, 06/25/07	20,000,000	19,999,765
Stanfield Victoria Funding LLC (a) (b)
5.29%, 08/15/07	17,000,000	16,999,259
5.30%, 04/25/08	20,000,000	19,998,965

		91,996,309

Banks — Domestic (0.8%)
Wells Fargo & Co.
5.38%, 01/02/08	13,000,000	13,000,000

Banks — Foreign (2.7%)
HBOS Treasury Services PLC
5.43%, 11/20/07	18,000,000	18,000,000
5.29%, 12/07/07	5,000,000	5,000,000
Kommunalkredit Austria
5.34%, 02/22/08 (a) (b)	22,500,000	22,500,000

		45,500,000

Banks — Mortgage (0.7%) (a) (b)
Northern Rock PLC
5.43%, 04/08/08	12,500,000	12,500,000

Insurance (2.2%) (b)
Allstate Life Global Funding
5.39%, 10/05/07	15,000,000	15,000,000
5.32%, 01/25/08	10,000,000	10,000,000
5.33%, 05/25/08 (a)	12,500,000	12,500,000

		37,500,000

Personal Credit Institutions (1.5%)
General Electric Capital Corp.
5.45%, 07/09/07	19,000,000	19,000,000
5.45%, 10/17/07	7,000,000	7,000,000

		26,000,000

Security Brokers & Dealers (4.3%)
Bear Stearns Cos., Inc.
5.31%, 05/13/08	20,000,000	20,000,000
Goldman Sachs Group, Inc.
5.46%, 05/11/07	20,000,000	20,000,733
5.37%, 12/21/07	13,000,000	13,000,000
Morgan Stanley Dean Witter & Co.
5.36%, 05/02/08 (a) (b)	20,000,000	20,000,000

		73,000,733

Total Floating Rate Notes (Cost $397,392,263)		397,392,263

Government Mortgage Backed Agency (2.1%)
ASSET-BACKED — MORTGAGES (2.1%)
Federal Home Loan Bank
5.26%, 11/01/07	35,000,000	35,000,000

Municipal Bonds (2.6%)
Florida (2.6%)
Florida Hurricane Catastrophe
5.33%, 05/14/08 (d)	40,000,000	39,999,494
Sunshine State Government Financing Commission
5.27%, 05/04/07	4,101,000	4,099,199

Total Municipal Bonds (Cost $44,098,693)		44,098,693

2007 Semiannual Report 39

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Money Market Fund (Continued)

Yankee Dollars (2.3%) (a) (b) (d)

	Principal
	Amount	Value

Banks — Mortgage (2.3%)
Northern Rock PLC, 5.38%, 02/03/10	$20,000,000	$20,000,000
Premier Asset Collateralized Entity LLC, 5.33%, 09/17/07	20,000,000	19,999,621

Total Yankee Dollars (Cost $39,999,621)		39,999,621

Total Investments (Cost $1,698,026,390) (e) — 99.5%		1,698,026,390
Other assets in excess of liabilities — 0.5%		8,467,470

NET ASSETS — 100.0%		$1,706,493,860

(a)	Illiquid security.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	The rate reflected in the Statement of Investments is the effective yield as of April 30, 2007.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2007. The maturity date represents the actual maturity date.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

CDO	Collateralized Debt Obligation

See accompanying notes to financial statements.

40 Semiannual Report 2007

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

Nationwide
Money
Market Fund

Assets:
Investments, at value (cost and $1,698,026,390)	$1,698,026,390
Cash	285
Interest and dividends receivable	5,599,363
Receivable for capital shares issued	5,764,491
Prepaid expenses and other assets	19,206

Total Assets	1,709,409,735

Liabilities:
Distributions payable	49,817
Payable for capital shares redeemed	1,922,146
Accrued expenses and other payables:
Investment advisory fees	556,218
Fund administration and transfer agent fees	153,001
Distribution fees	717
Administrative servicing fees	91,152
Compliance program fees	29,285
Other	113,539

Total Liabilities	2,915,875

Net Assets	$1,706,493,860

Represented by:
Capital	$1,706,508,245
Accumulated net investment income	1
Accumulated net realized gains (losses) on investment transactions	(14,386)

Net Assets	$1,706,493,860

Institutional Class Shares	$1,283,478,214
Service Class Shares	8,528,637
Prime Shares	414,487,009

Total	$1,706,493,860

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,283,539,574
Service Class Shares	8,528,749
Prime Shares	414,707,911

Total	1,706,776,234

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

See accompanying notes to financial statements.

2007 Semiannual Report 41

Statements of Operations
For the Six Months Ended April 30, 2007 (Unaudited)

Nationwide
Money
Market Fund

INVESTMENT INCOME:
Interest income	$45,423,034
Dividend income	33,050

Total Income	45,456,084

Expenses:
Investment advisory fees	3,305,628
Fund administration and transfer agent fees	694,130
Distribution fees Service Class	6,717
Administrative servicing fees Service Class	8,859
Administrative servicing fees Prime Class	173,773
Trustee fees	28,294
Compliance program fees (Note 3)	19,933
Custodian fees	18,521
Other	161,219

Total expenses before waived expenses	4,417,074
Earnings credits (Note 5)	(7,842)
Expenses voluntarily waived by administrator	(16,220)
Distribution fees voluntarily waived — Service Class	(4,478)

Net expenses	4,388,534

Net Investment Income	41,067,550

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses on investment transactions	(561)

Net realized/unrealized gains (losses) from investments	(561)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$41,066,989

See accompanying notes to financial statements.

42 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$41,067,550	$69,256,016
Net realized losses from investments transactions	(561)	(1,715)

Change in net assets from operations	41,066,989	69,254,301

Distributions to Shareholders:
From net investment income:
Institutional Class	(31,725,835)	(54,530,562)
Service Class	(207,688)	(277,277)
Prime Class	(9,124,986)	(14,457,219)

Change in net assets from shareholder distributions	(41,058,509)	(69,265,058)

Change in net assets from capital transactions	65,691,606	(226,383,585)

Change in net assets	65,700,086	(226,394,342)

Net Assets:
Beginning of period	1,640,793,774	1,867,188,116

End of period	$1,706,493,860	$1,640,793,774

Accumulated net investment income (loss) at end of period	$1	$(9,040)

See accompanying notes to financial statements.

2007 Semiannual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$391,723,414	$727,791,142
Dividends reinvested	31,725,829	54,550,726
Cost of shares redeemed	(411,803,682)	(1,035,994,303)

Total Institutional Class	11,645,561	(253,652,435)

Service Class Shares
Proceeds from shares issued	1,614,124	11,225,616
Dividends reinvested	207,687	276,130
Cost of shares redeemed	(3,194,122)	(8,309,404)

Total Service Class	(1,372,311)	3,192,342

Prime Shares
Proceeds from shares issued	205,245,793	256,104,186
Dividends reinvested	8,825,274	13,850,982
Cost of shares redeemed	(158,652,711)	(245,878,660)

Total Prime Service	55,418,356	24,076,508

Change in net assets from capital transactions:	$65,691,606	$(226,383,585)

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	391,723,413	727,791,028
Reinvested	31,725,829	54,550,726
Redeemed	(411,803,683)	(1,035,994,303)

Total Institutional Class Shares	11,645,559	(253,652,549)

Service Class Shares
Issued	1,614,124	11,225,616
Reinvested	207,688	276,130
Redeemed	(3,194,121)	(8,309,404)

Total Service Class Shares	(1,372,309)	3,192,342

Prime Shares
Issued	205,245,763	256,104,087
Reinvested	8,825,273	13,850,982
Redeemed	(158,652,711)	(245,878,660)

Total Prime Shares	55,418,325	24,076,409

Change in shares	65,691,575	(226,383,798)

See accompanying notes to financial statements.

44 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Money Market Fund

		Investment Activities			Distributions				Ratios / Supplemental Data
			Net Realized
			and
	Net Asset		Unrealized	Total					Net Assets	Ratio of
	Value,	Net	Gains	from	Net		Net Asset		at End of	Expenses
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Value, End	Total	Period	to Average
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2002(e)	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	1.12%	$8,606	0.59%
Year Ended October 31, 2003	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	0.77%	$1,214,406	0.56%
Year Ended October 31, 2004	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	0.73%	$1,219,343	0.54%
Year Ended October 31, 2005	$1.00	0.02	–	0.02	(0.02)	(0.02)	$1.00	2.41%	$1,525,487	0.55%
Year Ended October 31, 2006	$1.00	0.04	–	0.04	(0.04)	(0.04)	$1.00	4.40%	$1,271,826	0.54%
Six Months Ended April 30, 2007 (Unaudited)	$1.00	0.02	–	0.02	(0.02)	(0.02)	$1.00	2.45%	$1,283,478	0.50%
Service Shares
Year Ended October 31, 2002	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	1.11%	$627,365	0.80%
Year Ended October 31, 2003	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	0.59%	$8,473	0.75%
Year Ended October 31, 2004	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	0.52%	$5,952	0.75%
Year Ended October 31, 2005	$1.00	0.02	–	0.02	(0.02)	(0.02)	$1.00	2.21%	$6,710	0.75%
Year Ended October 31, 2006	$1.00	0.04	–	0.04	(0.04)	(0.04)	$1.00	4.17%	$9,901	0.75%
Six Months Ended April 30, 2007 (Unaudited)	$1.00	0.02	–	0.02	(0.02)	(0.02)	$1.00	2.32%	$8,529	0.65%
Prime Shares
Year Ended October 31, 2002	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	1.23%	$1,177,541	0.70%
Year Ended October 31, 2003	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	0.69%	$470,771	0.64%
Year Ended October 31, 2004	$1.00	0.01	–	0.01	(0.01)	(0.01)	$1.00	0.67%	$395,038	0.60%
Year Ended October 31, 2005	$1.00	0.02	–	0.02	(0.02)	(0.02)	$1.00	2.36%	$334,991	0.60%
Year Ended October 31, 2006	$1.00	0.04	–	0.04	(0.04)	(0.04)	$1.00	4.35%	$359,067	0.59%
Six Months Ended April 30, 2007 (Unaudited)	$1.00	0.04	(0.02)	0.02	(0.02)	(0.02)	$1.00	2.40%	$414,487	0.59%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of	Ratio of
	Ratio of Net	Expenses	Investment
	Investment	(Prior to	Income (Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average Net
	Net Assets (c)	Net Assets (c) (d)	Assets (c) (d)

Institutional Class Shares
Period Ended October 31, 2002(e)	1.25%	(f)	(f)
Year Ended October 31, 2003	0.73%	(f)	(f)
Year Ended October 31, 2004	0.73%	(f)	(f)
Year Ended October 31, 2005	2.40%	(f)	(f)
Year Ended October 31, 2006	4.32%	(f)	(f)
Six Months Ended April 30, 2007 (Unaudited)	4.89%	0.50%	4.89%	(f)
Service Shares
Year Ended October 31, 2002	1.09%	0.96%	0.93%
Year Ended October 31, 2003	0.89%	0.92%	0.72%
Year Ended October 31, 2004	0.51%	0.78%	0.48%
Year Ended October 31, 2005	2.30%	0.88%	2.16%
Year Ended October 31, 2006	4.14%	0.80%	4.09%
Six Months Ended April 30, 2007 (Unaudited)	4.64%	0.75%	4.54%
Prime Shares
Year Ended October 31, 2002	1.22%	(f)	(f)
Year Ended October 31, 2003	0.73%	(f)	(f)
Year Ended October 31, 2004	0.66%	(f)	(f)
Year Ended October 31, 2005	2.31%	(f)	(f)
Year Ended October 31, 2006	4.27%	(f)	(f)
Six Months Ended April 30, 2007 (Unaudited)	4.80%	0.59%	4.80%	(f)

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(f)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 45

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds”. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth,” formerly, “Gartmore Growth Fund”)
-	Nationwide Fund (“Nationwide,” formerly, “Gartmore Nationwide Fund”)
-	Nationwide Money Market Fund (“Money Market,” formerly, “Gartmore Money Market Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) in which the Growth and Nationwide Funds invest are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

The Nationwide Fund is permitted to hold foreign equity securities and values the foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Nationwide Fund, the Nationwide Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily

46 Semiannual Report 2007

available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Nationwide Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparty of Nomura Securities which are fully collateralized by U.S. Government Agency Mortgages with the counterparty of Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. As of April 30, 2007, the Funds did not have any open futures.

2007 Semiannual Report 47

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds with the exception of the Money Market Fund, may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2007, the following Funds had securities with the following market value on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Growth	$10,564,123	$10,556,512

Nationwide	46,739,633	48,292,952

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Growth and Nationwide Funds and is declared daily and paid monthly for the Money Market Fund. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue

48 Semiannual Report 2007

Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$198,770,705	$12,870,552	$(1,215,222)	$11,655,330

Nationwide	1,272,942,953	95,045,876	(10,267,015)	84,778,861

Money Market	1,698,026,390	—	—	—

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust” (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”).

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for NFA is as follows for the six months ended April 30, 2007:

		Total
Fund	Fee Schedule	Fees

Growth and Nationwide	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion or more	0.50%

Money Market	$0 up to $1 billion	0.40%
	On the next $1 billion	0.38%
	On the next $3 billion	0.36%
	On $5 billion and more	0.34%

NFA and the Money Market Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not

2007 Semiannual Report 49

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

incurred in the ordinary course of the Funds’ business) from exceeding 0.59% for all share classes until at least February 28, 2008.

NFA may request and receive reimbursement from the Money Market Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the six months ended April 30, 2007, the cumulative potential reimbursements for the Money Market Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA would be:

	Amount	Amount	Six months ended
	Fiscal Year	Fiscal Year	April 30,
Fund	2005	2006	2007

Money Market	$1,938	$–	$–

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	n/a

Nationwide	0.25%	1.00%	1.00%	0.50%	n/a

Money Market	n/a	n/a	n/a	n/a	0.15%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2007, NFD received commissions of $168,233 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $19,978 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

50 Semiannual Report 2007

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFA. NFA pays NFM from these fees for NFM’s services.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

**	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2007, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Growth	$9,874

Nationwide	307,417

Money Market	122,492

Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $35,973.

2007 Semiannual Report 51

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

4. Short-Term Trading Fees

The Funds (except the Money Market Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the six months ended April 30, 2007, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Growth	$1,417

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce its fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Growth	$294,631,458	$313,149,538

Nationwide	2,305,037,015	2,391,755,088

Purchases and sales of U.S. Government securities for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Money Market	$34,991,797	–

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

52 Semiannual Report 2007

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2007 Semiannual Report 53

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

54 Semiannual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Semiannual Report 55

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

56 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Semiannual Report 57

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” ), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”,) cast in person at a meeting called for the purpose of voting on such approval.

The Board meets quarterly and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees considers at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including the services and support provided to the Fund and its shareholders.

On December 6, 2006, the Independent Trustees first met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning February 28, 2007. Immediately following such meeting of the Independent Trustees, all Trustees met in person with Adviser, Trust counsel, Independent Legal Counsel and others to consider such matters, and give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 6 and 7, 2006 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 6 and 7, 2006 meeting the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2006) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, (ii) information from Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2006) compared with the Fund’s benchmark and Lipper categories, (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2006, and annual performance for the year ended November 30, 2006, (v) reports from Adviser describing, on a Fund-by-Fund basis, Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of Adviser’s methodology in calculating its profitability, (vi) information from Adviser describing, on a Fund-by-Fund basis, any fees paid to Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to Adviser’s affiliates for serving as the Trust’s administrator, fund accountant and transfer agent.

At the December 6 and 7, 2006 meeting, the Trustees reviewed, considered and discussed, among themselves and with Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and: (i) the nature, extent and quality of services provided by Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by Adviser under the Advisory Agreement and the profits realized by Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group funds to their investment advisers and paid by non-affiliated institutional clients to Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover

58 Semiannual Report 2007

rates, and other benefits from the allocation of brokerage; the financial condition and stability of Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 6 and 7, 2006 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 11, 2007.

At the January 11, 2007 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by Adviser in follow-up from the December 6 and 7, 2006 Board meeting and, after consulting among themselves, and with Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Growth Fund

The Board considered that the Fund had underperformed its benchmark, the Russell 1000 Growth Index, for both the one- and three-year periods, while outperforming the benchmark for the five-year period. The Fund’s Class A shares ranked the Fund in the third quintile of its Lipper-constructed Performance Group over the one-year period, the second quintile over the two-year period, the third quintile over the three-year period, and the second quintile over the four- and five-year periods. Although the Fund’s performance over the recent one-year period ranked the Fund in the third quintile, the Board considered that: (i) longer-term relative performance has been good; (ii) the Fund’s adviser has represented that it will be adding a quantitative core sleeve to the Fund; and (iii) the Fund’s adviser has committed to allocating additional resources to management of the Fund. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to improve relative performance, and based on the factors described above, the Board concluded that the nature, extent and quality of services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered the Fund’s contractual advisory fee and breakpoints as well as its total expenses compared to those of similar funds. The Board noted that the Fund’s contractual advisory fee and breakpoints as well as its total expenses placed the Fund in the first quintile of its Lipper-constructed Expense Group. The Board concluded the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives and the other factors considered.

The Board also considered that the Fund’s adviser reported a pre-tax profit margin for investment management services for during the twelve month-periods ended September 30, 2006 and 2005. The Board also considered the costs of the services provided and the amounts of the profits realized by the adviser and determined the amount of profit is a fair entrepreneurial profit for management of the Fund.

Nationwide Fund

The Board considered that the Fund underperformed its benchmark, the S&P 500 Index, over the one- and three- year periods, while outperforming the benchmark for the five-year period. The Board also considered that performance of the Fund’s Class A shares ranked the Fund in the fourth quintile over the one-year period, the first quintile over the two-year period, the third quintile over the three-year period, and the second quintile over the four- and five-year periods compared to that of its Lipper-constructed Performance Group. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the adviser to improve relative performance, and based on the factors described

2007 Semiannual Report 59

Supplemental Information (Unaudited) (Continued)

above, the Board concluded that the nature, extent and quality of services provided to the Fund will benefit the Fund’s shareholders.

The Board considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the third quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the first quintile. The Board concluded the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives.

The Board also considered that the Fund’s adviser reported a pre-tax profit margin for investment management services for during the twelve month-periods ended September 30, 2006 and 2005. The Board also considered the costs of the services provided and the amounts of the profits realized by the adviser and determined the amount of profit is a fair entrepreneurial profit for management of the Fund.

Nationwide Money Market Fund

The Board considered that the Fund had outperformed its benchmark, the iMoney Net First Tier Index, over the one-, three-, and five-year periods. The Board also considered that the Fund’s Prime shares compared to its Lipper-constructed Performance Group ranked in the first quintile over the one-, two-, three-, and four year periods, and the second quintile over the five-year period. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser to maintain relative performance, the Board concluded that the nature, extent, and quality for the services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints place the Fund in the third quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the first quintile. The Board concluded the Fund’s management fee and total expenses were fair and reasonable in light of the services the Fund receives.

The Board also considered that the Fund’s adviser reported a pre-tax profit margin for investment management services for during the twelve month-periods ended September 30, 2006 and 2005. The Board also considered the costs of the services provided and the amounts of the profits realized by the adviser and determined the amount of profit is a fair entrepreneurial profit for management of the Fund.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors with respect to each of the Funds above, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement (and, if applicable, Sub-Advisory Agreement) with respect to each Fund above, should be renewed.

B. Approval of New Advisory Agreement

At its January 11, 2007 meeting, the Board also unanimously approved a new investment advisory agreement (the “New Agreement”) for each Fund with Nationwide Fund Advisors, (“NFA”) the then-current adviser to each of the Funds to become effective upon the closing of the acquisition of NFA by Nationwide Financial Services, Inc. (“NFS”) from Nationwide Corporation (“NWC”) which closed on April 30, 2007 (the “Transaction”). In approving the New Agreement, the Board considered NFA’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with NFA’s senior management with respect to the Funds, including the information provided by management at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007. In addition, the Board also considered NFS’ announced intentions, over time, that NFA will operate exclusively as “manager of managers” in which NFA, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of NFA and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio management services to the Funds should any of the current portfolio mangers elect to terminate their employment with NFA and/or not become employed by an existing or new subadviser for a Fund. In this regard, NFA advised the Board that while there can be no assurances that current portfolio

60 Semiannual Report 2007

managers directly managing each Fund will continue to manage such Fund, reasonable efforts are being made by NFA to achieve this result. Assuming however that these portfolio managers become employed by an unaffiliated subadviser, NFA, subject to Board approval, has stated its intention to hire such subadviser(s) under the Manager of Managers Exemptive Order that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”) without obtaining shareholder approval. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by NFA were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New Agreement. The Board submitted the New Agreement to each Fund’s shareholders for their approval. A Special Meeting of Shareholders of the Trust was held on April 23, 2007 and several adjournments have been taken with respect to certain Funds of the Trust. As of the date of this report, however all of the above-referenced Funds have approved the New Agreement.

C. Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

2007 Semiannual Report 61

Supplemental Information (Unaudited) (Continued)

The voting results of each of the Funds on Proposal 2 is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

*	This meeting was previously adjourned on April 23, 2007.

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

62 Semiannual Report 2007

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

Nationwide Optimal Allocations Fund: Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

* This meeting was previously adjourned on April 23, 2007.

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results:

The voting results of each of the Funds on this Proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice—first on April 23, 2007 and again on April 25, 2007.

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

2007 Semiannual Report 63

Supplemental Information (Unaudited) (Continued)

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times — first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

64 Semiannual Report 2007

SemiannualReport

April 30, 2007 (Unaudited)

Contents

2	Message to Shareholders
NorthPointe Funds
4	NorthPointe Small Cap Growth Fund
10	NorthPointe Small Cap Value Fund

24	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
April 30, 2007

Dear Fellow Shareholder:

Since I last wrote to you, our mutual funds have enjoyed another period of solid performance, and the corporate realignment that was in progress has been completed. As of May 1, 2007, Nationwide Financial Services, Inc. completed its acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Also effective on that date, our name was changed to Nationwide Funds Group, and the Gartmore Funds were renamed the Nationwide Funds to better align with the Nationwide brand. Once again, I’d like to emphasize that, although our corporate ownership and fund names have changed, it is our intention to maintain as much continuity as possible with key personnel.

Market Overview

The six-month reporting period that ended April 30, 2007, saw healthy gains in most broad-based stock indexes, both in the United States and abroad. In the U.S., stable interest rates and modest inflation helped to boost share prices despite a marked slowing in the overall pace of economic growth. One drag on growth came from the subprime mortgage industry due to an unusually high number of delinquencies and defaults. More broadly, slumping sales and softening prices hampered the markets for both new and existing homes. Evidence was scant, however, that the weakness in housing was spreading to the rest of the economy.

The stock market suffered a significant setback only once during the reporting period — late in February, when a plunge in China’s stocks triggered a similar reaction in other global markets. After a brief period of market choppiness, however, a broad and vigorous rebound in share prices occurred that took the Dow Jones Industrial Average to new all-time highs, while both the Standard & Poor’s (S&P) 500® Index and the technology-laden Nasdaq Composite Index posted fresh six-year highs. For the reporting period, the S&P 500 Index recorded a return of 8.60%. Meanwhile, a depreciating U.S. dollar helped boost the performance of foreign stocks, as evidenced by the 15.68% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. Emerging markets such as China and India, where economic growth was particularly robust, posted even better returns.

In the bond market, the yield curve stayed slightly inverted; yields of 3-month Treasury bills remained above those of 10-year Treasury bonds, partly due to bond investors’ expectations that the U.S. economy would achieve a so-called “soft landing”—a mild slowdown without a recession. Relatively stable yields, together with the contribution from coupon payments, enabled the Lehman Brothers Aggregate Bond Index to post a return of 2.63% for the reporting period.

Funds in the Spotlight

I’m proud to report that two of our mutual funds recently distinguished themselves by winning Lipper Fund Awards, which recognize funds that have, as the Lipper puts it, “...excelled in delivering consistently strong risk-adjusted performance relative to their peers.” Based on data covering the three years ended December 31, 2006, the Gartmore Small Cap Fund (Institutional Service Class: GSXIX, renamed the “Nationwide Small Cap Fund” on May 1, 2007), managed by the team of Chuck Purcell, Bill Gerlach, and Gary Haubold, won in the “Small-Cap Core Fund” category, topping a field of 533 small-cap core funds. Also distinguishing itself was the Gartmore Worldwide Leaders Fund (Institutional Service Class: GLLSX, renamed the “Nationwide Worldwide Leaders Fund” on May 1, 2007), which was recognized as the winner in the “Global Large-Cap Core Fund” category for the second year in a row. Managed by the team of Neil Rogan, Ben Walker, and Brian ONeill, the Fund was selected from among 51 global large-cap core funds.

We at Nationwide Funds Group are gratified to have won these awards and are pleased with the overall competitive performance of the funds in the Nationwide Funds® family, yet we also are acutely aware that we cannot rest on our laurels. Our objective at Nationwide Funds Group is to maintain and even to improve on the high standards which we place on ourselves.

John H. Grady
President and Chief Executive Officer
Nationwide Funds Group

2 Semiannual Report 2007

Fund Disclosure

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The NorthPointe Small Cap Growth Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

The NorthPointe Small Cap Value Fund includes international investing, which involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares at NAV (NorthPointe Small Cap Growth Fund) and for Institutional Class shares* at NAV (NorthPointe Small Cap Value Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

*Institutional Class shares are available only to certain investors.

Sales charge and fee information: NorthPointe Small Cap Growth Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: NorthPointe Small Cap Value Fund

The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Semiannual Report 3

Message to Shareholders
Continued

Key Investment Terminology

Asset allocation— the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities— fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets—such as credit card receivables or auto leases—that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds— debt obligations issued by companies, governments and other issuers.

Callable bonds— also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price— See “Price-to-cash-flow ratio” below.

Commercial paper— short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock— securities representing shares of ownership of a company.

Consumer Price Index (CPI)— an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities— debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds— debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation— a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa (that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative— a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio— a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield— another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration— related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries— developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities— securities that represent an ownership interest in the issuer. These include common stock, preferred stock, securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs)— introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate— the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible

4 Semiannual Report 2007

for setting a target for this rate, but the rate itself is set daily by the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities— securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP)— a commonly used indicator of a country’s economic health. Gross domestic product is a number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style— a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds— fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation— the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps— an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds— bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

Investment grade— the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2006.

Leveraged buyout— the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position— a security owned by a Fund in anticipation that the security’s price will increase.

Market capitalization— a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index— an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity— the time at which the principal amount of a bond is scheduled to be returned to investors.

Mid-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2006.

Mortgage-backed securities— fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations— fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds— bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

2007 Semiannual Report 5

Message to Shareholders
Continued

Operating margin— a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid. An increasing operating margin means that a company is earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index— also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio— a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/E) ratio— a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/ E ratio is high.

Short sale— the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies— companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2006.

Spread sectors/spread product— the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return— investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS)— these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities— debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities— debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

Valuation— the process of determining the current worth of an asset or company.

Value style— a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility— a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve— a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

6 Semiannual Report 2007

NorthPointe Small Cap Growth Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the NorthPointe Small Cap Growth Fund (Class A at NAV) returned 6.66% versus 7.42% for its benchmark, the Russell 2000 Growth® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 567 funds as of April 30, 2007) was 9.16%.

Can you describe the market environment during the reporting period?

Over the past 6 months the equity markets experienced a broad-based rally, with only a brief decline in late February to early March. Investors focused on macro-economic data and the ever fluid geopolitical climate. On the macro-economic front, data points continued to offer conflicting information with favorable inflation and employment measures offsetting concerns about the housing market and slowing economic activity. Geopolitical factors also contributed to the volatility of the markets with concerns about China, the middle-east, and global commodity demand leading to volatility in currency and commodity prices. Ultimately, the availability of credit supported the domestic financial markets as private equity funds continued to lead merger and acquisition activity.

What areas detracted from Fund performance?

The performance of the NorthPointe Small Cap Growth Fund relative to our benchmark was driven mostly by stock selection and, to a lesser extent, the portfolio’s lack of exposure to the top two performing sectors of the Index during the period; Utilities and Materials. The Fund had little exposure to these sectors. Our detractors for the period included Silicon Image (semiconductors), AngioDynamics (therapeutic and diagnostic devices) and TTM Technologies (technology). Silicon Image’s financial performance did not meet our expectations, leading us to exit our position. AngioDynamics and TTM Technologies experienced what we believe to be temporary softness in their respective end markets. Consequently, we have maintained our positions in these two stocks as the fundamentals remain intact.

What areas of investment provided the most positive returns for the Fund?

During the period, our largest contributors to performance included ON Semiconductor (technology) Silicon Motion (semi-conductors), and Crocs, Inc. (retail). These companies continued to exceed our expectations as these firms benefited from demand for consumer electronics components (ON Semi-conductor and Silicon Motion), and the popularity of the Crocs brand.

What is your outlook for the near term?

Our 2007 outlook for the small cap market remains somewhat favorable, although lower earnings concerns are justified, driven by low inflation and high liquidity. Investors should remain vigilant, however, as macro-economic and geopolitical factors will likely lead to continued market volatility. We anticipate this volatility may create opportunities to add new positions or build-on existing positions; as determined by our “bottom-up”, fundamental approach to stock selection. Regardless to which circumstances ultimately prevail, we remain focused on providing investors with the potential for strong returns through a complete market cycle.

Portfolio Manager:

Carl Wilk, CFP

2007 Semiannual Report 7

NorthPointe Small Cap Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Expense	Expense
		Six			Gross	Net
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	6.66%	2.17%	17.17%	1.45%	1.40%
	w/SC3	0.53%	-3.74%	14.52%

Class B	w/o SC6	6.35%	1.51%	16.40%	2.15%	2.10%
	w/SC4	1.47%	-3.16%	15.49%

Class C	w/o SC6	6.35%	1.51%	16.40%	2.15%	2.10%
	w/SC5	5.38%	0.57%	16.40%

Class R2		6.37%	1.88%	16.89%	1.85%	1.80%

Institutional Service Class[2]		6.86%	2.54%	17.52%	1.40%	1.35%

Institutional Class[2]		6.78%	2.54%	17.55%	1.15%	1.10%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2004.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Growth Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Semiannual Report 2007

NorthPointe Small Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
NorthPointe Small Cap Growth Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000	$1,067	$7.12	1.39%
	Hypothetical	[1]	$1,000	$1,018	$6.98	1.39%

Class B	Actual		$1,000	$1,064	$10.39	2.03%
	Hypothetical	[1]	$1,000	$1,015	$10.19	2.03%

Class C	Actual		$1,000	$1,064	$10.23	2.00%
	Hypothetical	[1]	$1,000	$1,015	$10.04	2.00%

Class R	Actual		$1,000	$1,064	$9.67	1.89%
	Hypothetical	[1]	$1,000	$1,016	$9.49	1.89%

Institutional Service Class	Actual		$1,000	$1,069	$5.59	1.09%
	Hypothetical	[1]	$1,000	$1,020	$5.47	1.09%

Institutional Class	Actual		$1,000	$1,068	$5.38	1.05%
	Hypothetical	[1]	$1,000	$1,020	$5.27	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 9

NorthPointe Small Cap Growth Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.5%
Repurchase Agreements	5.6%
Assets in excess of liabilities	2.9%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	9.9%
Internet Software & Services	5.5%
Commercial Services & Supplies	4.6%
Health Care Providers & Services	4.6%
Insurance	4.3%
Health Care Equipment & Supplies	4.3%
Machinery	3.5%
Textiles, Apparel & Luxury Goods	3.4%
Diversified Financial Services	2.9%
Pharmaceuticals	2.9%
Other	54.1%

100.0%

Top Holdings*

Crocs, Inc.	1.9%
On Semiconductor Corp.	1.8%
World Acceptance Corp.	1.8%
West Pharmaceutical Services, Inc.	1.8%
Silicon Motion Technology Corp. ADR—KY,	1.7%
UAP Holding Corp.	1.7%
Jos. A. Bank Clothiers, Inc.	1.7%
ProAssurance Corp.	1.7%
Sciele Pharma, Inc.	1.7%
World Fuel Services Corp.	1.7%
Other	82.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

10 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

NorthPointe Small Cap Growth Fund

Common Stocks (91.5%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.4%)
LMI Aerospace, Inc.*	78,600	$1,529,556

Air Freight & Logistics (1.6%)
Atlas Air Worldwide Holdings, Inc.*	30,000	1,725,600

Auto Components (2.4%)
Fuel Systems Solutions, Inc.*	55,000	929,500
LKQ Corp.*	75,000	1,693,500

		2,623,000

Biotechnology (1.5%)
Bio-Reference Laboratories, Inc.*	60,200	1,623,594

Capital Markets (2.0%)
Penson Worldwide, Inc.*	46,300	1,241,766
Thomas Weisel Partners Group, Inc.*	50,200	991,952

		2,233,718

Commercial Banks (2.0%)
Royal Bancshares of Pennsylvania Inc., Class A	50,000	1,028,000
Vineyard National Bancorp Co.	50,000	1,144,000

		2,172,000

Commercial Services & Supplies (4.6%)
Barrett Business Services, Inc.	52,100	1,188,922
CRA International, Inc.*	19,000	979,830
First Advantage Corp., Class A*	61,400	1,429,392
Kforce.com, Inc.*	59,878	822,125
On Assignment, Inc.*	62,000	693,160

		5,113,429

Communications Equipment (1.6%)
Sirenza Microdevices, Inc.*	200,000	1,822,000

Computers & Peripherals (1.2%)
Hurco Co., Inc.*	30,100	1,327,711

Consumer Finance (1.8%)
World Acceptance Corp.*	47,000	2,017,710

Containers & Packaging (1.5%)
Jarden Corp.*	40,000	1,685,600

Distributors (1.3%)
Keystone Automotive Industries, Inc.*	45,000	1,496,700

Diversified Financial Services (2.9%)
Medallion Financial Corp.	124,704	1,485,225
Portfolio Recovery Associates, Inc.*	31,400	1,747,410

		3,232,635

Electronic Equipment & Instruments (1.1%)
TTM Technologies, Inc.*	130,000	1,193,400

Energy Equipment & Services (1.7%)
Lufkin Industries	16,200	1,007,964
TETRA Technologies, Inc.*	34,500	913,905

		1,921,869

Food & Staples Retailing (2.7%)
Andersons, Inc. (The)	25,000	1,161,250
Central European Distribution Corp.*	60,000	1,785,000

		2,946,250

Health Care Equipment & Supplies (4.3%)
Angiodynamics, Inc.*	97,600	1,624,064
Matria Healthcare, Inc.*	39,300	1,138,914
West Pharmaceutical Services, Inc.	39,100	1,946,007

		4,708,985

Health Care Providers & Services (4.6%)
Healthspring, Inc.*	31,800	747,936
InVentiv Health, Inc.*	48,000	1,821,600
Radiation Therapy Services, Inc.*	49,300	1,449,913
VCA Antech, Inc.*	26,600	1,048,838

		5,068,287

Hotels, Restaurants & Leisure (2.8%)
Monarch Casino & Resort, Inc.*	59,500	1,586,865
Scientific Games Corp.*	45,000	1,498,050

		3,084,915

Insurance (4.3%)
National Interstate Corp.	47,000	1,126,120
Navigators Group, Inc. (The)*	35,500	1,813,695
ProAssurance Corp.*	34,500	1,857,480

		4,797,295

Internet Software & Services (5.5%)
Imergent, Inc.	64,700	1,662,143
Interwoven, Inc.*	80,200	1,224,654
J2 Global Communications, Inc.*	60,900	1,751,484
TheStreet.com, Inc.	139,100	1,404,910

		6,043,191

2007 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

NorthPointe Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Leisure Equipment & Products (1.6%)
Callaway Golf Co.	98,000	$1,760,080

Life Sciences Tools & Services (1.4%)
Kendle International, Inc.*	46,400	1,581,312

Machinery (3.5%)
Actuant Corp.	22,100	1,171,300
Flow International Corp.*	138,500	1,612,140
Gehl Co.*	39,000	1,141,530

		3,924,970

Marine (1.3%)
American Commercial Lines, Inc.*	48,194	1,420,277

Oil, Gas & Consumable Fuels (1.7%)
World Fuel Services Corp.	40,000	1,848,400

Other Financial (1.3%)
FCStone Group, Inc.*	32,385	1,459,268

Personal Products (0.4%)
Physicians Formula Holdings, Inc.*	22,920	481,778

Pharmaceuticals (2.9%)
Obagi Medical Products, Inc.*	105,000	1,316,700
Sciele Pharma, Inc.*	75,000	1,854,000

		3,170,700

Road & Rail (2.8%)
Celadon Group, Inc.*	100,000	1,646,000
Genesee & Wyoming, Inc.*	53,740	1,461,191

		3,107,191

Semiconductors & Semiconductor Equipment (9.9%)
Cymer, Inc.*	30,000	1,215,300
Diodes, Inc.*	47,000	1,735,240
On Semiconductor Corp.*	190,300	2,038,113
Rudolph Technologies, Inc.*	38,000	656,260
Silicon Image, Inc.*	84,800	742,848
Silicon Motion Technology Corp. ADR — KY*	78,552	1,905,671
Trident Microsystems, Inc.*	76,500	1,624,095
Ultra Clean Holdings, Inc.*	72,359	1,059,336

		10,976,863

Service Companies (1.4%)
24/7 Real Media, Inc.*	160,368	1,595,662

Software (2.5%)
Radiant Systems, Inc.*	125,900	1,694,614
Sonic Solutions*	85,500	1,114,065

		2,808,679

Specialty Retail (2.9%)
Jos. A. Bank Clothiers, Inc.*	48,400	1,870,176
United Retail Group, Inc.*	93,900	1,298,637

		3,168,813

Textiles, Apparel & Luxury Goods (3.4%)
Crocs, Inc.*	37,000	2,067,560
Iconix Brand Group, Inc.*	83,200	1,674,816

		3,742,376

Trading Companies & Distributors (1.7%)
UAP Holding Corp.	67,900	1,878,793

Total Common Stocks (Cost $92,817,962)		101,292,607

Repurchase Agreements (5.6%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $6,203,446, collateralized by U.S. Government Agency Mortgages with a market value of $6,326,618	$6,202,567	6,202,567

Total Investments (Cost $99,020,529) (a) — 97.1%		107,495,174
Other assets in excess of liabilities — 2.9%		3,191,203

NET ASSETS — 100.0%		$110,686,377

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

KY	Cayman Islands

12 Semiannual Report 2007

NorthPointe Small Cap Value

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the NorthPointe Small Cap Value Fund (Inst. Class) returned 7.95% versus 6.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 funds as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

Small-capitalization stocks continued to rally from the summer 2006 lows through the end of calendar year 2006. As 2007 began, the advance continued with small-cap stocks outperforming large-cap stocks through the end of February 2007, when the global stocks markets retreated briefly on fears of slowing economic growth. The equity markets subsequently advanced from the February 2007 lows; however, small-cap stocks from that point slightly underperformed large-cap stocks. Market performance during the reporting period was led by the materials sector as demand for commodities showed no signs of abatement. The consumer staples sector also turned in strong performance, led by food-product companies. Within both the materials and consumer staples sectors, companies were acquired at attractive prices for shareholders, which served as a premium to the valuation of many of the stocks across the sectors.

What areas of investment provided the most positive returns for the Fund?

During the reporting period, stock selection in nearly all sectors was positive and constituted the main factor contributing to the Fund’s outperformance relative to the benchmark. The highest return for Fund performance came from the health-care sector, led by Chemed Corp., a hospice provider that was able to navigate a difficult Medicare reimbursement environment and resolved admission issues at several recently acquired locations. Fund performance also was aided by positive earnings surprises from inVentiv Health, Inc., a provider of outsource services to the pharmaceutical industry.

What areas detracted from Fund performance?

The information technology sector was the biggest detractor from Fund performance, due to weaker-than-expected earnings at Fund holding Jupitermedia Corp. The materials sector also contributed negatively to Fund performance as a weak housing market reduced the demand for gypsum board and caused the earnings of Fund holding Caraustar Industries, Inc. to decline more than expected.

What is your outlook for the near term?

Throughout the reporting period, the stock market rewarded those companies that exhibited strong or improving fundamentals. As 2007 continues, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style is well positioned to yield favorable results.

Portfolio Managers:

Jeffrey C. Petherick, CFA and Mary C. Champagne, CFA

2007 Semiannual Report 13

NorthPointe Small Cap Value
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

					Gross	Net
	Six				Expense	Expense
	Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Institutional Class	7.95%	7.03%	12.47%	13.77%	1.05%	1.00%

There are no sales charges on the shares of the NorthPointe Small Cap Value Fund.

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2000.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

14 Semiannual Report 2007

Shareholder	NorthPointe Small Cap Value Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

		Beginning	Ending
		Account Value	Account Value	Expenses Paid	Annualized
NorthPointe Small Cap Value Fund		11/1/06	04/30/07	During Period*	Expense Ratio*

Institutional Class	Actual	$1,000.00	$1,079.50	$5.10	0.99%
	Hypothetical [1]	$1,000.00	$1,020.09	$4.97	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 15

NorthPointe Small Cap Value
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.8%
Repurchase Agreements	1.3%
Assets in excess of liabilities	0.9%

100.0%

Top Industries

Real Estate Investment Trusts (REITS)	9.6%
Commercial Banks	7.3%
Energy Equipment & Services	4.9%
Chemicals	4.8%
Semiconductors & Semiconductor Equipment	4.3%
Specialty Retail	4.1%
Pharmaceuticals	3.0%
Insurance	2.7%
Metals & Mining	2.6%
Biotechnology	2.6%
Other	54.1%

100.0%

Top Holdings*

InVentiv Health, Inc.	1.5%
WGL Holdings, Inc.	1.4%
Baldor Electric Co.	1.3%
RAIT Financial Trust	1.3%
Allete, Inc.	1.3%
Hercules Technology Growth Capital, Inc.	1.2%
Invitrogen Corp.	1.2%
Unit Corp.	1.2%
Amerisafe, Inc.	1.2%
LKQ Corp.	1.2%
Other	87.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

16 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

NorthPointe Small Cap Value Fund

Common Stocks (97.8%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.2%)
Esterline Technologies Corp.*	7,600	$317,148
Taser International, Inc.*	13,600	117,368
Teledyne Technologies, Inc.*	7,200	317,592

		752,108

Airlines (1.0%)
Republic Airways Holdings, Inc.*	16,100	342,286

Auto Components (2.0%)
Cooper Tire & Rubber Co.	14,300	276,419
LKQ Corp.*	18,200	410,956

		687,375

Biotechnology (2.6%)
Bio-Reference Laboratories, Inc.*	12,900	347,913
ImClone Systems, Inc.*	7,500	314,175
Omrix Biopharmaceuticals, Inc.*	5,800	205,900

		867,988

Capital Markets (2.0%)
Hercules Technology Growth Capital, Inc.	30,500	419,985
Thomas Weisel Partners Group, Inc.*	13,600	268,736

		688,721

Chemicals (4.8%)
Airgas, Inc.	4,800	213,840
Chemtura Corp.	24,400	269,132
Hercules, Inc.*	11,400	214,776
Koppers Holdings, Inc.	11,200	324,128
Landec Corp.*	17,200	218,612
RPM International, Inc.	12,800	272,256
Sensient Technologies Corp.	4,770	124,879

		1,637,623

Commercial Banks (7.3%)
Banner Corp.	9,100	339,612
Cobiz, Inc.	17,600	322,784
First Community Bancorp	6,200	340,132
First Midwest Bancorp, Inc.	8,740	314,116
Greene County Bancshares, Inc.	11,170	375,535
Independent Bank Corp.	6,400	190,080
Security Bank Corp.	15,430	305,051
SVB Financial Group*	5,900	302,198

		2,489,508

Communications Equipment (2.1%)
ADC Telecommunications, Inc.*	20,200	371,680
Ntelos Holding Corp.*	17,177	345,945

		717,625

Computers & Peripherals (1.1%)
Brocade Communications Systems, Inc.*	35,100	342,927
Cray, Inc.*	3,760	46,812

		389,739

Consumer Finance (1.0%)
Advanta Corp., Class B	7,293	334,165

Consumer Goods (2.0%)
Armstrong World Industries, Inc.*	6,900	351,900
CEC Entertainment, Inc.*	7,700	320,859

		672,759

Containers & Packaging (1.0%)
Silgan Holdings, Inc.	5,810	333,378

Diversified Telecommunication Services (0.7%)
CT Communications, Inc.	9,400	229,454

Electric Utilities (2.2%)
Allete, Inc.	9,000	435,690
Cleco Corp.	11,500	322,690

		758,380

Electrical Equipment (1.3%)
Baldor Electric Co.	11,100	437,229

Electronic Equipment & Instruments (1.4%)
CalAmp Corp.*	28,400	236,572
Kemet Corp.*	27,900	236,592

		473,164

Energy Equipment & Services (4.9%)
Atwood Oceanics, Inc.*	4,400	276,760
Dawson Geophysical Co.*	5,600	287,840
Oceaneering International, Inc.*	5,900	280,486
Superior Well Services, Inc.*	15,560	393,668
Unit Corp.*	7,200	411,480

		1,650,234

2007 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Food & Staples Retailing (2.3%)
Andersons, Inc. (The)	8,100	$376,245
BJ’s Wholesale Club, Inc.*	7,000	241,710
Casey’s General Stores, Inc.	6,600	165,990

		783,945

Food Products (1.4%)
Lancaster Colony Corp.	4,200	177,366
Pilgrim’s Pride Corp.	7,900	288,429

		465,795

Gas Utilities (2.2%)
South Jersey Industries, Inc.	7,100	278,817
WGL Holdings, Inc.	13,600	460,224

		739,041

Health Care Equipment & Supplies (0.6%)
DJ Orthopedics, Inc.*	5,400	210,924

Health Care Providers & Services (2.3%)
Animal Health International, Inc.*	19,190	256,378
InVentiv Health, Inc.*	13,400	508,530

		764,908

Hotels, Restaurants & Leisure (1.3%)
Denny’s Corp.*	41,800	196,042
Vail Resorts, Inc.*	4,500	256,590

		452,632

Household Durables (0.9%)
Tupperware Corp.	10,900	306,508

Industrial Conglomerates (1.2%)
Carlisle Cos., Inc.	9,700	399,446

Insurance (2.7%)
Amerisafe, Inc.*	20,430	411,256
Meadowbrook Insurance Group, Inc.*	22,900	254,419
Tower Group, Inc.	8,480	260,251

		925,926

Internet & Catalog Retail (0.8%)
Priceline.com, Inc.*	5,000	278,200

Internet Software & Services (1.4%)
Digital River, Inc.*	4,800	280,944
Website Pros, Inc.*	20,900	189,981

		470,925

IT Services (0.6%)
BISYS Group, Inc. (The)*	17,300	200,161

Leisure Equipment & Products (1.5%)
K2, Inc.*	13,700	206,733
Marvel Entertainment, Inc.*	9,700	286,441

		493,174

Life Sciences Tools & Services (2.0%)
Invitrogen Corp.*	6,300	412,461
Kendle International, Inc.*	8,200	279,456

		691,917

Machinery (1.8%)
ESCO Technologies, Inc.*	8,100	369,036
Robbins & Myers, Inc.	6,100	234,423

		603,459

Marine (0.9%)
American Commercial Lines, Inc.*	10,400	306,488

Media (0.7%)
Cinemark Holdings, Inc.*	1,460	27,594
DreamWorks Animation SKG, Inc., Class A*	6,700	196,176

		223,770

Metals & Mining (2.6%)
Haynes International, Inc.*	4,980	388,241
Metal Management, Inc.	5,500	264,385
Royal Gold, Inc.	7,700	225,841

		878,467

Oil, Gas & Consumable Fuels (1.6%)
CNX Gas Corp.*	10,000	280,600
Kodiak Oil & Gas Corp. — CA*	44,050	273,110

		553,710

Pharmaceuticals (3.0%)
K-V Pharmaceutical Co.*	13,800	358,938
Medicis Pharmaceutical Corp.	11,500	349,600
Perrigo Co.	15,900	302,100

		1,010,638

Real Estate Investment Trusts (REITs) (9.6%)
Annaly Mortgage Management, Inc.	22,350	355,588
Biomed Realty Trust, Inc.	12,400	356,004
BRT Realty Trust	12,300	380,439
Cogdell Spencer, Inc.	17,120	354,213
Diamondrock Hospitality Co.	18,320	335,073

18 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (continued)
First Industrial Realty Trust	8,600	$376,594
Friedman, Billings, Ramsey Group, Inc.	23,800	132,090
Nationwide Health Properties, Inc.	8,400	269,304
Newcastle Investment Corp.	9,200	268,732
RAIT Financial Trust	15,520	436,888

		3,264,925

Real Estate Management & Development (1.2%)
Meruelo Maddux Properties, Inc.*	48,100	390,091

Semiconductors & Semiconductor Equipment (4.3%)
Applied Micro Circuits Corp.*	116,300	326,803
GSI Technology, Inc.*	21,370	115,398
Mattson Technology, Inc.*	37,800	382,158
Microsemi*	14,200	328,162
Trident Microsystems, Inc.*	14,900	316,327

		1,468,848

Software (1.8%)
Aspen Technology, Inc.*	2,500	33,950
Parametric Technology Corp.*	13,420	238,473
THQ, Inc.*	10,100	337,037

		609,460

Specialty Retail (4.1%)
Aeropostale, Inc.*	4,900	201,635
Children’s Place Retail Store, Inc. (The)*	4,500	237,915
Dress Barn, Inc.*	9,100	181,181
New York & Co., Inc.*	12,900	180,213
Sonic Automotive, Inc.	7,800	223,002
Tween Brands, Inc.*	9,500	372,020

		1,395,966

Textiles, Apparel & Luxury Goods (2.0%)
Quiksilver, Inc.*	25,400	337,820
Warnaco Group, Inc. (The)*	11,500	325,220

		663,040

Thrifts & Mortgage Finance (1.8%)
BankUnited Financial Corp., Class A	12,000	259,800
Triad Guaranty, Inc.*	8,100	358,101

		617,901

Trading Companies & Distributors (1.1%)
Watsco, Inc.	7,100	377,507

Wireless Telecommunication Services (0.5%)
Dobson Communications Corp., Class A*	18,800	171,268

Total Common Stocks (Cost $31,062,010)		33,180,776

Repurchase Agreements (1.3%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $443,318, collateralized by U.S. Government Agency Mortgages with a market value of $452,120	$443,255	443,255

Total Investments (Cost $31,505,265) (a) — 99.1%		33,624,031
Other assets in excess of liabilities — 0.9%		297,702

NET ASSETS — 100.0%		$33,921,733

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

CA	Canada

2007 Semiannual Report 19

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	NorthPointe	NorthPointe
	Small Cap	Small Cap
	Growth Fund	Value Fund

Assets:
Investments, at value (Cost $99,020,529 and $31,505,265)	$107,495,174	$33,624,031
Interest and dividends receivable	63,155	13,035
Receivable for capital shares issued	5,122,395	–
Receivable for investments sold	1,090,661	1,178,097
Prepaid expenses and other assets	32,968	2,519

Total Assets:	113,804,353	34,817,682

Liabilities:
Payable to custodian	–	27,740
Payable for investments purchased	3,045,278	840,501
Payable for capital shares redeemed	5,631	–
Accrued expenses and other payables:
Investment advisory fees	57,727	23,904
Fund administration and transfer agent fees	5,984	1,875
Distribution fees	4	–
Administrative servicing fees	17	–
Compliance program fees	700	298
Custodian fees	318	388
Other	2,317	1,243

Total Liabilities:	3,117,976	895,949

Net Assets	$110,686,377	$33,921,733

Represented by:
Capital	$98,616,460	$29,190,809
Accumulated net investment income (loss)	(167,395)	56,841
Accumulated net realized gains on investment transactions	3,762,667	2,555,317
Net unrealized appreciation on investments	8,474,645	2,118,766

Net Assets	$110,686,377	$33,921,733

Net Assets:
Class A Shares	$1,775	$–
Class B Shares	1,481	–
Class C Shares	1,481	–
Class R Shares	5,102,236	–
Institutional Service Class Shares	1,518	–
Institutional Class Shares	105,577,886	33,921,733

Total	$110,686,377	$33,921,733

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	139	–
Class B Shares	119	–
Class C Shares	119	–
Class R Shares	403,977	–
Institutional Service Class Shares	118	–
Institutional Class Shares	8,219,470	3,039,292

Total	8,623,942	3,039,292

See notes to financial statements.

20 Semiannual Report 2007

Statements of Assets and Liabilities (Continued)

	NorthPointe		NorthPointe
	Small Cap		Small Cap
	Growth Fund		Value Fund

Net asset value and redemption price per share
(Net assets by class divided by shares outstanding by class, respectively):
Fund	$–		$11.16
Class A Shares	$12.72(a	)	$–
Class B Shares (b)	$12.48(a	)	$–
Class C Shares (c)	$12.48(a	)	$–
Class R Shares	$12.63		$–
Institutional Service Class Shares	$12.83(a	)	$–
Institutional Class Shares	$12.84		$11.16
Maximum Offering Price Per Share (100%/(100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.50		—

Maximum Sales Charge — Class A Shares	5.75%

(a)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2007 Semiannual Report 21

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	NorthPointe	NorthPointe
	Small Cap	Small Cap
	Growth Fund	Value Fund

INVESTMENT INCOME:
Interest income	$103,429	$31,596
Dividend income	116,022	219,409

Total Income	219,451	251,005

Expenses:
Investment advisory fees	349,027	144,798
Fund administration and transfer agent fees	29,005	14,306
Distribution fees Class A	21	–
Distribution fees Class B	7	–
Distribution fees Class C	7	–
Distribution fees Class R	4	–
Administrative servicing fees Class A	3	–
Administrative servicing fees Class R	3	–
Trustee fees	965	477
Compliance program fees (Note 3)	572	275
Custodian fees	777	504
Other	24,618	2,973

Total expenses before reimbursed/waived expenses	405,009	163,333
Earnings credit (Note 5)	(9)	(5)
Expenses reimbursed	(17,418)	–
Expenses voluntarily waived by administrator	(736)	(314)

Net expenses	386,846	163,014

Net Investment Income (Loss)	(167,395)	87,991

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	3,923,639	2,655,626
Change in unrealized appreciation/(depreciation) on investments	1,576,888	(158,292)

Net realized/unrealized gains (losses) from investments	5,500,527	2,497,334

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,333,132	$2,585,325

See notes to financial statements.

22 Semiannual Report 2007

Statements of Changes in Net Assets

	NorthPointe Small Cap		NorthPointe Small Cap
	Growth Fund		Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(167,395)	$(348,734)	$87,991	$117,024
Net realized gains on investment transactions	3,923,639	5,727,129	2,655,626	3,959,515
Net change in unrealized appreciation/(depreciation) investments	1,576,888	4,266,207	(158,292)	584,739

Change in net assets from operations	5,333,132	9,644,602	2,585,325	4,661,278

Distributions to Shareholders:
Institutional Class	–	–	(31,150)	(126,326)
Net realized gains:
Class A	(1,563)	(101)	–	–
Class B	(116)	(101)	–	–
Class C	(116)	(101)	–	–
Class R	(116)	(101)	–	–
Institutional Service Class	(116)	(101)	–	–
Institutional Class	(5,337,469)	(3,594,886)	(3,969,820)	(5,340,226)

Change in net assets from shareholder distributions	(5,339,496)	(3,595,391)	(4,000,970)	(5,466,552)

Change in net assets from capital transactions	46,284,963	17,279,218	3,070,357	8,003,425

Change in net assets	46,278,599	23,328,429	1,654,712	7,198,151

Net Assets:
Beginning of period	64,407,778	41,079,349	32,267,021	25,068,870

End of period	$110,686,377	$64,407,778	$33,921,733	$32,267,021

Accumulated net investment income (loss) at end of period	$(167,395)	$–	$56,841	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6	$16,884	$–	$–
Dividends reinvested	1,561	101	–	–
Cost of shares redeemed (a)	(18,208)	–	–	–

Total Class A	(16,641)	16,985	–	–

Class B Shares
Dividends reinvested	116	101	–	–

Total Class B	116	101	–	–

Class C Shares
Dividends reinvested	116	101	–	–

Total Class C	116	101	–	–

Class R Shares
Proceeds from shares issued	5,100,740	–	–	–
Dividends reinvested	116	101	–	–

Total Class R	5,100,856	101	–	–

See notes to financial statements.

2007 Semiannual Report 23

Statements of Changes in Net Assets (Continued)

	NorthPointe Small Cap		NorthPointe Small Cap
	Growth Fund		Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006	April 30, 2007	October 31, 2006

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Dividends reinvested	$116	$101	$–	$–

Total Institutional Service Class	116	101	–	–

Institutional Class Shares
Proceeds from shares issued	36,384,505	13,893,471	2,425,500	5,874,998
Dividends reinvested	5,249,876	3,594,883	3,498,648	4,503,637
Cost of shares redeemed (a)	(433,981)	(226,525)	(2,853,791)	(2,375,210)

Total Institutional Class	41,200,400	17,261,829	3,070,357	8,003,425

Change in net assets from capital transactions:	$46,284,963	$17,279,218	$3,070,357	$8,003,425

SHARE TRANSACTIONS:
Class A Shares
Issued	–	1,354	–	–
Reinvested	127	9	–	–
Redeemed	(1,451)	–	–	–

Total Class A Shares	(1,324)	1,363	–	–

Class B Shares
Reinvested	10	9	–

Total Class B Shares	10	9	–	–

Class C Shares
Reinvested	10	9	–

Total Class C Shares	10	9	–	–

Class R Shares
Issued	403,858	–	–	–
Reinvested	10	9	–

Total Class R Shares	403,868	9	–	–

Institutional Service Class Shares
Reinvested	9	9	–	–

Total Institutional Service Class Shares	9	9	–	–

Institutional Class Shares
Issued	2,898,200	1,126,102	223,822	532,778
Reinvested	423,377	315,341	321,863	431,559
Redeemed	(33,548)	(18,821)	(260,481)	(214,373)

Total Institutional Class Shares	3,288,029	1,422,622	285,204	749,964

Change in shares:	3,690,602	1,424,021	285,204	749,964

(a)	Includes redemption fees, if any.

See notes to financial statements.

24 Semiannual Report 2007

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NorthPointe Small Cap Growth Fund

		Investment Activities
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	0.48	0.47
Year Ended October 31, 2005	$10.47	(0.13)	1.33	1.20
Year Ended October 31, 2006	$11.67	(0.09)	2.39	2.30
Six Months Ended April 30, 2007 (Unaudited)(g)	$12.96	(0.05)	0.88	0.83
Class B Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	0.47	0.46
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20
Six Months Ended April 30, 2007 (Unaudited)	$12.77	(0.09)	0.87	0.78
Class C Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	0.47	0.46
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20
Six Months Ended April 30, 2007 (Unaudited)	$12.77	(0.09)	0.87	0.78
Class R Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	0.47	0.46
Year Ended October 31, 2005	$10.46	(0.16)	1.33	1.17
Year Ended October 31, 2006	$11.63	(0.14)	2.43	2.29
Six Months Ended April 30, 2007 (Unaudited)(g)	$12.91	(0.09)	0.88	0.79
Institutional Service Class Shares
Period Ended October 31, 2004(f)	$10.00	(0.01)	0.48	0.47
Year Ended October 31, 2005	$10.47	(0.10)	1.33	1.23
Year Ended October 31, 2006	$11.70	(0.10)	2.45	2.35
Six Months Ended April 30, 2007 (Unaudited)	$13.04	(0.03)	0.89	0.86
Institutional Class Shares
Period Ended October 31, 2004(f) (g)	$10.00	(0.01)	0.48	0.47
Year Ended October 31, 2005	$10.47	(0.12)	1.36	1.24
Year Ended October 31, 2006	$11.71	(0.07)	2.43	2.36
Six Months Ended April 30, 2007 (Unaudited)	$13.06	(0.02)	0.87	0.85

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004(f)	–	–	$10.47	4.70%	$1	1.50%
Year Ended October 31, 2005	–	–	$11.67	11.46%	$1	1.58%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.96	20.98%	$19	1.40%
Six Months Ended April 30, 2007 (Unaudited)(g)	(1.07)	(1.07)	$12.72	6.66%	$2	1.39%
Class B Shares
Period Ended October 31, 2004(f)	–	–	$10.46	4.60%	$1	2.07%
Year Ended October 31, 2005	–	–	$11.58	10.71%	$1	2.02%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.77	20.22%	$1	2.10%
Six Months Ended April 30, 2007 (Unaudited)	(1.07)	(1.07)	$12.48	6.35%	$1	2.03%
Class C Shares
Period Ended October 31, 2004(f)	–	–	$10.46	4.60%	$1	2.07%
Year Ended October 31, 2005	–	–	$11.58	10.71%	$1	2.02%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.77	20.22%	$1	2.10%
Six Months Ended April 30, 2007 (Unaudited)	(1.07)	(1.07)	$12.48	6.35%	$1	2.00%
Class R Shares
Period Ended October 31, 2004(f)	–	–	$10.46	4.60%	$1	1.73%
Year Ended October 31, 2005	–	–	$11.63	11.19%	$1	1.55%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.91	20.96%	$1	1.23%
Six Months Ended April 30, 2007 (Unaudited)(g)	(1.07)	(1.07)	$12.63	6.37%	$5,102	1.89%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	–	–	$10.47	4.70%	$1	1.04%
Year Ended October 31, 2005	–	–	$11.70	11.75%	$1	1.19%
Year Ended October 31, 2006	(1.01)	(1.01)	$13.04	21.38%	$1	1.35%
Six Months Ended April 30, 2007 (Unaudited)	(1.07)	(1.07)	$12.83	6.86%	$2	1.09%
Institutional Class Shares
Period Ended October 31, 2004(f) (g)	–	–	$10.47	4.70%	$49,793	1.07%
Year Ended October 31, 2005	–	–	$11.71	11.84%	$41,074	1.10%
Year Ended October 31, 2006	(1.01)	(1.01)	$13.06	21.45%	$64,383	1.10%
Six Months Ended April 30, 2007 (Unaudited)	(1.07)	(1.07)	$12.84	6.78%	$105,578	1.05%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of			Ratio of
	Net		Ratio of	Investment
	Investment		Expenses	Income
	Income		(Prior to	(Prior to
	(Loss) to		Reimbursements)	Reimbursements)
	Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004(f)	(1.17%	)	9.82%	(9.48%	)	0.48%
Year Ended October 31, 2005	(1.11%	)	1.69%	(1.22%	)	144.08%
Year Ended October 31, 2006	(0.97%	)	1.45%	(1.02%	)	98.72%
Six Months Ended April 30, 2007 (Unaudited)(g)	(0.84%	)	1.43%	(0.87%	)	40.29%
Class B Shares
Period Ended October 31, 2004(f)	(1.78%	)	9.13%	(8.84%	)	0.48%
Year Ended October 31, 2005	(1.79%	)	2.10%	(1.87%	)	144.08%
Year Ended October 31, 2006	(1.73%	)	2.22%	(1.85%	)	98.72%
Six Months Ended April 30, 2007 (Unaudited)	(1.45%	)	2.04%	(1.45%	)	40.29%
Class C Shares
Period Ended October 31, 2004(f)	(1.78%	)	9.13%	(8.84%	)	0.48%
Year Ended October 31, 2005	(1.79%	)	2.11%	(1.87%	)	144.08%
Year Ended October 31, 2006	(1.73%	)	2.14%	(1.77%	)	98.72%
Six Months Ended April 30, 2007 (Unaudited)	(1.45%	)	2.00%	(1.45%	)	40.29%
Class R Shares
Period Ended October 31, 2004(f)	(1.17%	)	8.65%	(6.92%	)	0.48%
Year Ended October 31, 2005	(1.41%	)	1.56%	(1.43%	)	144.08%
Year Ended October 31, 2006	(1.10%	)	1.23%	(1.10%	)	98.72%
Six Months Ended April 30, 2007 (Unaudited)(g)	(1.39%	)	1.89%	(1.39%	)	40.29%
Institutional Service Class Shares
Period Ended October 31, 2004(f)	(0.74%	)	8.22%	(7.92%	)	0.48%
Year Ended October 31, 2005	(0.87%	)	1.40%	(1.08%	)	144.08%
Year Ended October 31, 2006	(0.77%	)	1.35%	(0.77%	)	98.72%
Six Months Ended April 30, 2007 (Unaudited)	(0.41%	)	1.09%	(0.41%	)	40.29%
Institutional Class Shares
Period Ended October 31, 2004(f) (g)	(1.02%	)	2.18%	(2.14%	)	0.48%
Year Ended October 31, 2005	(0.81%	)	1.19%	(0.89%	)	144.08%
Year Ended October 31, 2006	(0.69%	)	1.16%	(0.74%	)	98.72%
Six Months Ended April 30, 2007 (Unaudited)	(0.46%	)	1.10%	(0.51%	)	40.29%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2007 Semiannual Report 25

Financial Highlights
Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Value Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Year Ended October 31, 2002	$11.14	0.06	(0.69)	(0.63)	(0.06)
Year Ended October 31, 2003	$9.82	0.03	3.72	3.75	(0.04)
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)
Year Ended October 31, 2006	$12.51	0.05	1.86	1.91	(0.05)
Six Months Ended April 30, 2007 (Unaudited)	$11.72	0.03	0.86	0.89	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (b)		(000s)	Net Assets (c)

Institutional Class Shares
Year Ended October 31, 2002	(0.63)	(0.69)	$9.82	(6.43%	)	$29,961	1.00%
Year Ended October 31, 2003	–	(0.04)	$13.53	38.25%		$39,328	1.00%
Year Ended October 31, 2004	(0.74)	(0.77)	$14.43	12.65%		$32,156	0.99%
Year Ended October 31, 2005	(3.91)	(3.99)	$12.51	15.39%		$25,069	1.00%
Year Ended October 31, 2006	(2.65)	(2.70)	$11.72	18.07%		$32,267	1.00%
Six Months Ended April 30, 2007 (Unaudited)	(1.44)	(1.45)	$11.16	7.95%		$33,922	0.99%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of	Expenses	Income
	Net Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (a)(c)	Net Assets (a)(c)	Turnover

Institutional Class Shares
Year Ended October 31, 2002	0.52%	1.06%	0.46%	105.59%
Year Ended October 31, 2003	0.25%	1.01%	0.23%	102.63%
Year Ended October 31, 2004	0.19%	1.00%	0.18%	135.45%
Year Ended October 31, 2005	0.61%	1.03%	0.59%	164.93%
Year Ended October 31, 2006	0.43%	1.07%	0.36%	154.88%
Six Months Ended April 30, 2007 (Unaudited)	0.53%	0.99%	0.53%	90.36%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

26 Semiannual Report 2007

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds”. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	NorthPointe Small Cap Growth Fund (“Small Cap Growth”)
-	NorthPointe Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

2007 Semiannual Report 27

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) may value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty of Nomura Securities.

(c)	Futures Contracts

The Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the six months ended April 30, 2007.

28 Semiannual Report 2007

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of April 30, 2007, the Funds did not have securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Funds. Distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from Real Estate Investment Trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

2007 Semiannual Report 29

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Small Cap Growth	$99,245,835	$10,503,461	$(2,254,122)	$8,249,339

Small Cap Value	31,632,493	2,714,282	(722,744)	1,991,538

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust” (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, NorthPointe Capital, LLC (“NorthPointe”), an affiliate of NFA, for the Funds. NorthPointe manages each of the Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadvisers is as follows for the six months ended April 30, 2007:

		Total
Fund	Fee Schedule	Fees

Small Cap Growth	All Assets	0.95%

Small Cap Value	All Assets	0.85%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $493,825 for the six months ended April 30, 2007.

NFA with respect to Small Cap Value and NorthPointe with respect to Small Cap Growth, and those respective Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business.) from exceeding 1.10% for all classes of Small Cap Growth and 1.00% for the Institutional Class of Small Cap Value until at least February 28, 2008.

NFA may request and receive reimbursement from the Small Cap Value Fund and NorthPointe may request and receive reimbursement from the Small Cap Growth Fund of the advisory/subadvisory fees waived and other expenses reimbursed by NFA and/or NorthPointe pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the fees were waived or expenses reimbursed if the Fund has reached a sufficient asset size to

30 Semiannual Report 2007

permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA or NorthPointe is not permitted.

For the six months ended April 30, 2007, the cumulative potential reimbursements of the Small Cap Growth Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NorthPointe would be:

	Amount	Amount	Six months
	Fiscal Year	Fiscal Year	ended
Fund	2005	2006	April 30, 2007

Small Cap Growth	$44,324	$28,148	$17,418

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC. (formerly, “Gartmore Distribution Services, Inc.” (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R
Fund	Shares	Shares	Shares	Shares

Small Cap Growth	0.25%	1.00%	1.00%	0.50%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares of the Small Cap Growth Fund. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Small Cap Growth Fund. NFD also receives fees for services as principal underwriter for Class B shares of the Small Cap Growth Fund. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Small Cap Growth Fund made within one year of purchase. For the six months ended April 30, 2007, NFD received commissions of $0 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Small Cap Growth Fund, of which $0 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

2007 Semiannual Report 31

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFA. NFA pays NFM from these fees for NFM’s services.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each of the Funds.

As of April 30, 2007, the Advisers or affiliates of the Advisers directly held 50% of the shares outstanding of the Small Cap Growth Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $847.

4. Short-Term Trading Fees

The Small Cap Growth Fund assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For

32 Semiannual Report 2007

purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2007, the Fund had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earning credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007, are summarized as follows:

Fund	Purchases	Sales

Small Cap Growth	$62,514,044	$28,909,511

Small Cap Value	28,872,387	28,944,758

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2007 Semiannual Report 33

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

34 Semiannual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Semiannual Report 35

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

36 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Semiannual Report 37

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund” ), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”,) cast in person at a meeting called for the purpose of voting on such approval.

The Board meets quarterly and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees considers at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including the services and support provided to the Fund and its shareholders.

On December 6, 2006, the Independent Trustees first met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning February 28, 2007. Immediately following such meeting of the Independent Trustees, all Trustees met in person with Adviser, Trust counsel, Independent Legal Counsel and others to consider such matters, and give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 6 and 7, 2006 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 6 and 7, 2006 meeting the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2006) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, (ii) information from Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2006) compared with the Fund’s benchmark and Lipper categories, (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2006, and annual performance for the year ended November 30, 2006, (v) reports from Adviser describing, on a Fund-by-Fund basis, Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of Adviser’s methodology in calculating its profitability, (vi) information from Adviser describing, on a Fund-by-Fund basis, any fees paid to Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to Adviser’s affiliates for serving as the Trust’s administrator, fund accountant and transfer agent.

At the December 6 and 7, 2006 meeting, the Trustees reviewed, considered and discussed, among themselves and with Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and: (i) the nature, extent and quality of services provided by Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by Adviser under the Advisory Agreement and the profits realized by Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group funds to their investment advisers and paid by non-affiliated institutional clients to Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover

38 Semiannual Report 2007

rates, and other benefits from the allocation of brokerage; the financial condition and stability of Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 6 and 7, 2006 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 11, 2007.

At the January 11, 2007 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by Adviser in follow-up from the December 6 and 7, 2006 Board meeting and, after consulting among themselves, and with Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

NorthPointe Small Cap Growth Fund

The Board considered that the Fund had outperformed its benchmark, the Russell 2000 Growth Index, for the one-year period. The Board also considered that performance of the Fund’s Institutional Class shares ranked in the first quintile over the one- and two-year periods compared to that of its Lipper-constructed Performance Group. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Fund’s adviser and subadviser to maintain relative performance, and based on the factors described above, the Board concluded that the nature, extent and quality of services provided to the Fund will benefit the Fund’s shareholders.

The Board also considered that the Fund’s contractual advisory fee and breakpoints placed the Fund in the fourth quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the third quintile, and was equal to the median of the Expense Group. Based on its review, the Board concluded that the Fund’s management fee and total expenses are fair and reasonable in light of the services the Fund and its shareholders receive and other factors considered.

The Board also noted that the Fund’s adviser had reported a loss from investment management services for this Fund for each of the twelve month periods ended September 30, 2006 and 2005.

NorthPointe Small Cap Value Fund

The Board considered that the Fund had outperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods, and had underperformed its benchmark for the three-year period. The Board also considered that performance of the Fund’s Institutional Class shares had ranked in the third quintile over the one-year period, the second quintile over the two-year period, and the third quintile over the three- and four-year periods compared to that of its Lipper-constructed Performance Group.

The Board also considered that the contractual advisory fee and breakpoints placed the Fund in the second quintile of its Lipper-constructed Expense Group and the Fund’s total expenses placed the Fund in the first quintile of the Expense Group. Based on its review, the Board concluded that the Fund’s management fee and total expenses are fair and reasonable in light of the services the Fund and its shareholders receive and other factors considered.

The Board also noted that the Fund’s adviser had reported a loss from investment management services for this Fund for each of the twelve-month periods ended September 30, 2006 and 2005.

2007 Semiannual Report 39

Supplemental Information (Unaudited) (Continued)

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors with respect to each of the Funds above, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement (and, if applicable, Sub-Advisory Agreement) with respect to each Fund above, should be renewed.

B. Approval of New Advisory Agreement

At its January 11, 2007 meeting, the Board also unanimously approved a new investment advisory agreement (the “New Agreement”) for each Fund with Nationwide Fund Advisors, (“NFA”) the then-current adviser to each of the Funds to become effective upon the closing of the acquisition of NFA by Nationwide Financial Services, Inc. (“NFS”) from Nationwide Corporation (“NWC”) which closed on April 30, 2007 (the “Transaction”). In approving the New Agreement, the Board considered NFA’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with NFA’s senior management with respect to the Funds, including the information provided by management at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007. In addition, the Board also considered NFS’ announced intentions, over time, that NFA will operate exclusively as “manager of managers” in which NFA, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of NFA and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio management services to the Funds should any of the current portfolio mangers elect to terminate their employment with NFA and/or not become employed by an existing or new subadviser for a Fund. In this regard, NFA advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage such Fund, reasonable efforts are being made by NFA to achieve this result. Assuming however that these portfolio managers become employed by an unaffiliated subadviser, NFA, subject to Board approval, has stated its intention to hire such subadviser(s) under the Manager of Managers Exemptive Order that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”) without obtaining shareholder approval. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by NFA were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New Agreement. The Board submitted the New Agreement to each Fund’s shareholders for their approval. A Special Meeting of Shareholders of the Trust was held on April 23, 2007 and several adjournments have been taken with respect to certain Funds of the Trust. As of the date of this report, however, all of the above-referenced Funds have approved the New Agreement.

C. Approval of New SubAdvisory Agreement

Additionally, the Board also approved at its January 11, 2007 meeting, a subadvisory agreement between the Trust, on behalf of the above-referenced Funds (“NorthPointe Funds”), NFA and NorthPointe Capital LLC (“NorthPointe”) to take effect upon the closing of the Transaction (“New SubAdvisory Agreement”). The Board considered NFA’s representation, as well as the representation of Nationwide Mutual Insurance Company (“Nationwide Mutual”) that as the NorthPointe Funds’ subadviser, NorthPointe will continue to provide the same nature and quality services that NorthPointe provided to the NorthPointe Funds as their adviser. The Board also noted that, as NFA will pay NorthPointe’s subadvisory fee out of the fee NFA receives from each NorthPointe Fund under the New Agreement, the New SubAdvisory Agreement would not result in any change in a NorthPointe Fund’s advisory fee. The Board also approved submission of the New SubAdvisory Agreement to shareholders of record of the NorthPointe Funds as of February 2, 2007. Shareholders of the NorthPointe Funds have approved the New Agreement and New SubAdvisory Agreement and these become effective on April 30, 2007.

The Board also noted Nationwide Mutual’s stated intention to seek unaffiliated potential buyers for NorthPointe, in particular Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the NorthPointe Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then-unaffiliated NorthPointe be retained as an unaffiliated subadviser so that the NorthPointe Funds may continue to be managed by the same portfolio managers who currently manage the NorthPointe Funds, without disruption of service.

40 Semiannual Report 2007

No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Exemptive Order, NFA, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NorthPointe would become if it were sold to an unaffiliated party, without seeking shareholder approval. Nationwide Mutual and NFA discussed with the Board that if NorthPointe is sold (and therefore becomes unaffiliated with NFA) and the Board approves the hiring of NorthPointe as subadviser to the NorthPointe Funds, shareholders of the NorthPointe Funds will receive notification of this within 90 days from the date of effectiveness of the hiring.

D. Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

*	This meeting was previously adjourned on April 23, 2007.

2007 Semiannual Report 41

Supplemental Information (Unaudited) (Continued)

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

42 Semiannual Report 2007

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Optimal Allocations Fund: Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

*	This meeting was previously adjourned on April 23, 2007.

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice — first on April 23, 2007 and again on April 25, 2007.

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

		Shares
	Shares	Voted	Shares	Broker
	Voted For	Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times—first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

2007 Semiannual Report 43

Supplemental Information (Unaudited) (Continued)

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

44 Semiannual Report 2007

SemiannualReport

April 30, 2007 (Unaudited)

Contents

2	Message to Shareholders
Concept Series*
8	Nationwide Hedged Core Equity Fund
17	Nationwide Market Neutral Fund
Core Equity Series*
28	Nationwide Small Cap Core Fund
36	Nationwide Small Cap Growth Opportunities Fund
43	Nationwide Small Cap Value Fund

67	Notes to Financial Statements

*Prior to May 1, 2007, each Fund was Known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
April 30, 2007

Dear Fellow Shareholder:

Since I last wrote to you, our mutual funds have enjoyed another period of solid performance, and the corporate realignment that was in progress has been completed. As of May 1, 2007, Nationwide Financial Services, Inc. completed its acquisition of the Philadelphia-based retail operations of NWD Investment Management (formerly Gartmore Global Investments, Inc.) from Nationwide Corporation, a subsidiary of Nationwide Mutual Insurance Company. Also effective on that date, our name was changed to Nationwide Funds Group, and the Gartmore Funds were renamed the Nationwide Funds to better align with the Nationwide brand. Once again, I’d like to emphasize that, although our corporate ownership and fund names have changed, it is our intention to maintain as much continuity as possible with key personnel.

Market Overview

The six-month reporting period that ended April 30, 2007, saw healthy gains in most broad-based stock indexes, both in the United States and abroad. In the U.S., stable interest rates and modest inflation helped to boost share prices despite a marked slowing in the overall pace of economic growth. One drag on growth came from the subprime mortgage industry due to an unusually high number of delinquencies and defaults. More broadly, slumping sales and softening prices hampered the markets for both new and existing homes. Evidence was scant, however, that the weakness in housing was spreading to the rest of the economy.

The stock market suffered a significant setback only once during the reporting period— late in February, when a plunge in China’s stocks triggered a similar reaction in other global markets. After a brief period of market choppiness, however, a broad and vigorous rebound in share prices occurred that took the Dow Jones Industrial Average to new all-time highs, while both the Standard & Poor’s (S&P) 500® Index and the technology-laden Nasdaq Composite Index posted fresh six-year highs. For the reporting period, the S&P 500 Index recorded a return of 8.60%. Meanwhile, a depreciating U.S. dollar helped boost the performance of foreign stocks, as evidenced by the 15.68% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. Emerging markets such as China and India, where economic growth was particularly robust, posted even better returns.

In the bond market, the yield curve stayed slightly inverted; yields of 3-month Treasury bills remained above those of 10-year Treasury bonds, partly due to bond investors’ expectations that the U.S. economy would achieve a so-called “soft landing”— a mild slowdown without a recession. Relatively stable yields, together with the contribution from coupon payments, enabled the Lehman Brothers Aggregate Bond Index to post a return of 2.63% for the reporting period.

Funds in the Spotlight

I’m proud to report that two of our mutual funds recently distinguished themselves by winning Lipper Fund Awards, which recognize funds that have, as the Lipper puts it, “...excelled in delivering consistently strong risk-adjusted performance relative to their peers.” Based on data covering the three years ended December 31, 2006, the Gartmore Small Cap Fund (Institutional Service Class: GSXIX, renamed the “Nationwide Small Cap Fund” on May 1, 2007), managed by the team of Chuck Purcell, Bill Gerlach, and Gary Haubold, won in the “Small-Cap Core Fund” category, topping a field of 533 small-cap core funds. Also distinguishing itself was the Gartmore Worldwide Leaders Fund (Institutional Service Class: GLLSX, renamed the “Nationwide Worldwide Leaders Fund” on May 1, 2007), which was recognized as the winner in the “Global Large-Cap Core Fund” category for the second year in a row. Managed by the team of Neil Rogan, Ben Walker, and Brian ONeill, the Fund was selected from among 51 global large-cap core funds.

We at Nationwide Funds Group are gratified to have won these awards and are pleased with the overall competitive performance of the funds in the Nationwide Funds® family, yet we also are acutely aware that we cannot rest on our laurels. Our objective at Nationwide Funds Group is to maintain and even to improve on the high standards which we place on ourselves.

John H. Grady
President and Chief Executive Officer
Nationwide Funds Group

2 Semiannual Report 2007

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

In order to achieve the Nationwide Hedged Core Equity Fund’s objective, the manager uses sophisticated investment strategies such as leverage, short selling, and investing in derivatives and ETFs.

In order to achieve the Nationwide Market Neutral Fund’s objective, the manager uses sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives.

In order to achieve the Nationwide Small Cap Core Fund’s objective, the manager uses sophisticated investment strategies such as short-term trading and investing in smaller companies, derivatives and initial public offerings (IPOs).

The Nationwide Small Cap Growth Opportunities Fund and the Nationwide Small Cap Value Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Each Fund is subject to specific investment risks such as those associated with sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs, initial public offerings (IPO)s, and in smaller companies. The Funds’ strategies cause the Funds to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in these Funds are more fully detailed within the Funds’ prospectuses.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

The Nationwide Hedged Core Equity Fund’s primary benchmark index is the Russell 1000® Index. The Fund’s Composite Index consists of 65% Russell 1000 Index and 35% Citigroup 3-Month Treasury Bill (T-Bill) Index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Russell 1000® Index: An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Market indexes have been provided for comparison purposes only. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and no fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

2007 Semiannual Report 3

Message to Shareholders
Continued

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.nationwidefunds.com.

Sales charge and fee information:

Nationwide Hedged Core Equity Fund
Nationwide Market Neutral Fund
Nationwide Small Cap Core Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time and may not come to pass.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.), Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

Key Investment Terminology

Asset allocation—the investment strategy that spreads an investor’s assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities—fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets—such as credit card receivables or auto leases—that are paid down over time and generate sufficient cash to pay holders of the securities.

Bonds—debt obligations issued by companies, governments and other issuers.

Callable bonds—also known as “redeemable bonds.” Callable bonds are those that the issuer may redeem prior to the bonds’ scheduled maturity (the date when the principal amount of a bond is set to be repaid). When the bonds are called, the issuer typically pays a premium to the bonds’ owners. A significant decline in interest rates usually prompts issuers to save money by calling their current bonds and reissuing them at a lower interest rate.

Cash flow to price—See “Price-to-cash-flow ratio” below.

Commercial paper—short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and are acquired at a discount or are interest-bearing.

Common stock—securities representing shares of ownership of a company.

Consumer Price Index (CPI)—an index published monthly by the U.S. Bureau of Labor Statistics in the Department of Labor that is widely used as a cost-of-living benchmark. The index measures the weighted average of prices of a fixed basket of consumer goods and services. These items include food, transportation, shelter, utilities, clothing, medical care and entertainment. The CPI is often used to identify periods of inflation or deflation. A large rise in CPI during a short period of time denotes inflation; conversely, a large drop indicates a period of deflation.

Convertible securities—debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Corporate bonds—debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Correlation—a statistical method of measuring the relationship between two or more variables. This relationship is expressed with numerical values called “correlation coefficients” that range from -1.00 to +1.00. A correlation coefficient of -1.00 (called negative correlation) indicates that when one variable’s value increases, the other variable’s value decreases and vice versa

4 Semiannual Report 2007

(that is, the variables move in opposite directions). A correlation coefficient of +1.00 (called positive correlation) indicates that the variables move in the same direction, so that if one variable’s value increases, so does the value of the other variable. A correlation coefficient of zero indicates that no relationship exists between the variables.

Derivative—a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Dividend payout ratio—a ratio that provides the percentage of earnings paid to shareholders in dividends. It is calculated by dividing the yearly dividend per share by the earnings per share or, put another way, dividends divided by net income.

Dividend yield—another name for the return on investment for a stock, the dividend yield is a percentage measurement of the amount of cash flow an investor receives for each dollar invested in an equity security. This financial ratio is calculated by dividing a company’s annual dividends per share by the price per share.

Duration—related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change in relation to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging-market countries—developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging-market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities—securities that represent an ownership interest in the issuer. These include common stock, preferred stock, securities that are convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts, and depositary receipts. These also may include interests in real estate investment trusts.

Exchange-traded funds (ETFs)—introduced in 1993, these passively managed financial instruments are not mutual funds. ETFs represent baskets of stocks that reflect a wide variety of sector-specific, country-specific and broad-market indexes. ETFs do not have end-of-trading-day net asset values; rather, their prices fluctuate, based on supply and demand. ETFs may be bought or sold on a stock exchange throughout the trading day and incur a commission cost with each transaction.

Federal funds rate—the interest rate that a bank with excess reserves at a Federal Reserve district bank will charge another bank to provide overnight loans to meet the other bank’s reserve requirements. The Federal Open Market Committee is responsible for setting a target for this rate, but the rate itself is set daily by the market and serves as a highly sensitive indicator of the future direction of interest rates.

Fixed-income securities—securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Gross domestic product (GDP)—a commonly used indicator of a country’s economic health. Gross domestic product is a number that represents the market value of all the goods and services produced within the geographic boundaries of a country (regardless of the producers’ nationality) during a specific time period, usually one year. GDP is calculated by adding the value of all private, public and government spending, investments, and exports minus imports that occur within the defined region.

Growth style—a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and may therefore experience above-average increases in stock price.

High-yield bonds—fixed-income securities that are rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds.” They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation—the rate at which the general level of prices for goods and services rises. As prices rise, purchasing power falls. In other words, when inflation increases, every dollar buys a smaller percentage of a good or service.

Interest-rate swaps—an activity involving companies that desire an interest-rate structure that other companies can provide at a lesser cost. The companies will agree to enter into interest-rate swaps, which are customized contracts between two or more parties. The transactions involve the exchange of one set of cash flows or streams of future periodic interest payments for another (based on certain principal amounts and interest-rate specifications). Interest-rate swaps also benefit companies by limiting or managing exposure to fluctuations in interest rates.

Intermediate bonds—bonds that will reach maturity (the date when the principal amount of a bond is set to be repaid) within three to 10 years are known as intermediate bonds or intermediate-term bonds. By comparison, short-term bonds mature in less than three years, and long-term bonds mature in more than 10 years.

2007 Semiannual Report 5

Message to Shareholders
Continued

Investment grade—the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

Large-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2006.

Leveraged buyout—the term leveraged buyout (LBO) refers to one company’s takeover of another company by using a significant amount of borrowed money to cover the cost of acquisition. Typically, the target company’s assets are used by the acquiring company as security for the loans it takes out, which are then repaid from the target company’s cash flow. Several individual investors also may engage in an LBO by using their own assets as collateral for funds that they borrow from banks in order to take over a firm. Most LBOs result in public shareholders receiving a premium above current market value for their shares in the target company.

Long position—a security owned by a Fund in anticipation that the security’s price will increase.

Market capitalization—a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Market capitalization-weighted index—an index in which the weighting of each security is based on the issuing company’s market capitalization. Changes in the stock price of a company with a large capitalization affect the level of the index more than do changes in the stock price of a company with a smaller capitalization.

Maturity—the time at which the principal amount of a bond is scheduled to be returned to investors.

Mid-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2006.

Mortgage-backed securities—fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations—fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project, and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

Noncallable bonds—bonds that cannot be called (redeemed) by the issuer prior to their scheduled maturity (the date when the principal amount of a bond is set to be repaid). Investors usually receive lower yields for noncallable bonds due to their reduced risk.

Operating margin—a ratio that measures a company’s pricing strategy and operating efficiency. It is calculated as operating income divided by net sales. The operating margin indicates the proportion of a company’s revenue that remains after variable costs of production such as wages and raw materials are paid. An increasing operating margin means that a company is earning more per dollar of sales; the higher the margin, the better.

Personal Consumption Expenditures (PCE) Price Index—also broadly referred to as “consumption.” The PCE is a nationwide indicator and measure of average price changes for all domestic personal consumption of goods and services that are targeted toward and consumed by individuals. The PCE is part of the personal income report produced by the Bureau of Economic Analysis of the Department of Commerce and includes actual and imputed household expenditures as well as data on durables, nondurables and services. The PCE serves as the basis for an inflation index.

Price-to-cash-flow ratio—a ratio similar to the price-to-earnings ratio that is calculated by dividing share price by cash flow per share. This ratio indicates relative value and the market’s expectations of a firm’s future financial health.

Price-to-earnings (P/ E) ratio—a valuation ratio calculated by taking a company’s current stock price per share and dividing it by its earnings per share. The P/ E ratio helps investors to know how much they are paying for a company’s earning power. Investors expect greater earnings growth from companies whose P/ E ratio is high.

Short sale—the activity of selling a security that a Fund does not own but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Small-cap companies—companies whose market capitalizations are similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2006.

Spread sectors/spread product—the term “spread sectors” refers to non-Treasury fixed-income sectors that trade at a basis-point spread over Treasuries. The term “spread product” refers to taxable (as opposed to municipal) bonds that are not

6 Semiannual Report 2007

Treasury securities. Examples of spread product include agency, asset-backed and mortgage-backed securities as well as corporate and high-yield bonds. Spread product offer different yields than those of comparable Treasury securities; the difference between the yields is called a spread. For example, if a 10-year corporate bond is trading at a yield of 8% and the 10-year Treasury note is trading at a yield of 6%, the corporate bond is said to offer a 200-basis-point spread.

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Treasury Inflation-Protected Securities (TIPS)—these are Treasury notes or bonds, first issued in 1997, that are considered ultra-safe investments and that offer investors protection from inflation because the real rate of return (the growth of purchasing power) is guaranteed. The investments’ coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the Consumer Price Index (CPI). Also known as “inflation-indexed securities,” TIPS pay interest every six months and pay the principal upon maturity. Because of the safety TIPS provide, however, they offer a low return.

U.S. government agency securities —debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities—debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

Valuation—the process of determining the current worth of an asset or company.

Value style—a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Volatility—a statistical measure of the variation in returns that is possible with a given security or market index. Volatility refers to uncertainty or risk about the size of changes in the value of a security. Higher volatility indicates that a security’s value can rise or fall dramatically during a short period of time; conversely, lower volatility indicates that the value does not change dramatically but rather at a steady pace. Typically, securities with higher volatility are considered riskier.

Yield curve—a plotted graph line of the yields, or interest rates, at a set point in time, of various-maturity U.S. Treasury bonds of equal credit quality. The yield curve comparing the three-month, two-year, five-year and 30-year U.S. Treasury debt is the most common one; it serves as a benchmark for other debt in the market, such as mortgage rates and bank lending rates, and to predict changes in economic activity, such as output and growth. The three main types of yield curve shapes are called normal, inverted and flat (or humped). When the yield curve is normal, longer-maturity bonds have a higher yield in comparison to shorter-maturity bonds; the opposite is true for an inverted yield curve.

2007 Semiannual Report 7

Nationwide Hedged Core Equity Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Hedged Core Equity Fund (Class A at NAV) returned 5.76% versus 6.77% for its composite benchmark, which consists of 65% Russell 1000® Index and 35% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/ Short Equity Funds (consisting of 84 funds as of April 30, 2007) was 7.47%.

Can you describe the market environment during the reporting period?

The market advanced during the reporting period despite a large sell-off in February. Federal Reserve Board policy and strong earnings contributed to the rebound in the market. Large-capitalization stocks returned 9.10% (as measured by the Russell 1000® Index), outperforming small-cap stocks (as measured by the Russell 2000® Index), which returned 6.86% during the reporting period. Large-cap value stocks, as measured by the Russell 1000® Value Index with a return of 9.79%, outperformed large-cap growth stocks, as measured by the Russell 1000® Growth Index with a return of 6.36%. The best-performing sectors for the Russell 1000 Index were materials and utilities, while the worst-performing sectors were financials and information technology.

Overall, investors continued to be optimistic because several encouraging signs emerged for the equity markets. The economy seems to be heading for a mild slowdown with no recession. In the first quarter of 2007, the U.S. economy, as measured by gross domestic product (GDP), grew at the slowest rate in four years. The housing slump, high fuel prices, and large trade deficit had a major negative impact on growth. On the positive side, consumer spending kept the expansion continuing. Further, the GDP data showed subtle signs that inflation might be increasing. The Federal Reserve kept interest rates unchanged throughout late 2006 and the first quarter of 2007. In the March statement the Fed changed its language, acknowledging the slowing growth. The Fed’s comments had many investors anticipating an easing in monetary policy.

Mergers and acquisitions have had a great influence on the markets. Globally, almost $2 trillion worth of deals have been announced so far this year, and the activity has been broad-based in terms of industry and geography, helping to push markets higher. Profit growth, particularly in cyclical stocks, continued to be strong throughout the first quarter of 2007. Our quantitative research shows that higher cash flow to price, lower price to earnings, and earnings growth were the strongest factors driving small-cap performance. Dividend yield, dividend payout, and operating margins were the worst-performing factors.

What areas detracted from Fund performance?

Stock selection in the consumer staples and consumer discretionary sectors detracted from Fund performance. Merger-and-acquisition activity hurt Fund performance because several stocks that looked unattractive in our quantitative model were bought at premiums by private equity firms looking to turn these companies into profitable and higher-growth firms. Specifically, we were short on Station Casinos, Inc. because of its poor fundamentals—high valuation and poor earnings revisions; the company received a takeout offer from the founder’s family and a buyout firm. A short position in EchoStar Communications Corp., a consumer discretionary stock, performed poorly for the Fund. The company announced improving company prospects with strong gross subscriber growth.

What areas of investment provided the most positive returns for the Fund?

Several sectors had both long and short positions that contributed positively to Fund performance. The best-performing sectors for the Fund were energy, information technology, and industrials. Fund long holding Tidewater Inc., a provider of offshore supply vessels and services for the oil industry, posted better-than-expected revenues and earnings as demand for oil continued to increase. Cummins, Inc., a maker of high-powered diesel engines, rose because the firm posted profits that beat analysts’ estimates and increased its full-year earnings forecast. Another strong-performing short position for the Fund was Southwest Airlines Co., whose earnings fell short of expectations during its last fiscal quarter because of rising fuel costs.

What is your outlook for the near term?

Although the market’s recent strong advance makes us somewhat cautious about the near term, we remain positive about the market’s longer-term prospects. If the economy continues to soften, we believe the chances are good that the Fed will reduce short-term interest rates in an effort to stimulate growth. Meanwhile, we will maintain our focus on buying stocks that the quantitative model determines are attractive. We also see a possibility of large-cap growth investing outperforming in the coming quarters. As valuation spreads among stocks narrow to historical lows, we believe investors will begin to discriminate among stocks by focusing on growth characteristics. In addition, we will review our short positions for those that are potential candidates to be taken out by private equity firms.

Portfolio Manager: Joseph Cerniglia, CFA

8 Semiannual Report 2007

Nationwide Hedged Core Equity Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

				Gross	Net
		Six		Expense	Expense
		month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	5.76%	8.40%	3.44%	2.69%
	w/SC3	-0.36%	2.17%

Class B	w/o SC6	5.09%	7.62%	4.19%	3.44%
	w/SC4	0.09%	2.62%

Class C	w/o SC6	5.09%	7.62%	4.19%	3.44%
	w/SC5	4.09%	6.62%

Class R [2]		5.36%	7.89%	3.89%	3.14%

Institutional Service Class [2]		5.70%	8.34%	3.31%	2.56%

Institutional Class [2]		5.79%	8.44%	3.19%	2.44%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Hedged Core Equity Fund, Russell 1000 Index (Russell 1000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 is an unmanaged index of approximately 1,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 9

Nationwide Hedged Core Equity Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Hedged Core Equity Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,057.60	$13.32	2.61%
	Hypothetical	[1]	$1,000.00	$1,012.06	$13.10	2.61%

Class B	Actual		$1,000.00	$1,050.90	$16.83	3.31%
	Hypothetical	[1]	$1,000.00	$1,008.59	$16.62	3.31%

Class C	Actual		$1,000.00	$1,050.90	$16.83	3.31%
	Hypothetical	[1]	$1,000.00	$1,008.59	$16.62	3.31%

Class R	Actual		$1,000.00	$1,053.60	$15.02	2.95%
	Hypothetical	[1]	$1,000.00	$1,010.37	$14.81	2.95%

Institutional Service Class	Actual		$1,000.00	$1,057.00	$11.48	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.84	$11.30	2.25%

Institutional Class	Actual		$1,000.00	$1,057.90	$11.48	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.84	$11.30	2.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

10 Semiannual Report 2007

Nationwide Hedged Core Equity Fund

Portfolio Summary	Long Positions
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.3%
Repurchase Agreements	9.5%
Liabilities in excess of other assets	-2.8%

100.0%

Top Holdings*

AT&T, Inc.	2.7%
J.P. Morgan Chase & Co.	2.6%
Bank of America Corp.	2.6%
Procter & Gamble Co. (The)	2.2%
Hewlett-Packard Co.	2.1%
Pfizer, Inc.	2.1%
Gilead Sciences, Inc.	1.7%
Morgan Stanley	1.7%
International Business Machines Corp.	1.7%
Northrop Grumman Corp.	1.6%
Other	79.1%

100.0%

Top Industries

Diversified Financial Services	9.6%
Insurance	8.0%
Pharmaceuticals	5.9%
Oil, Gas & Consumable Fuels	5.9%
Semiconductors & Semiconductor Equipment	4.2%
Aerospace & Defense	3.9%
Health Care Providers & Services	3.7%
Computers & Peripherals	3.7%
Communications Equipment	3.2%
Food & Staples Retailing	2.8%
Other	49.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 11

Nationwide Hedged Core Equity Fund

Portfolio Summary	Short Positions
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	28.5%
Other	71.5%

100.0%

Top Holdings

3M Co.	1.5%
Valley National Bancorp	1.5%
Coca-Cola Co.	1.2%
People’s United Financial	1.1%
Simon Property Group, Inc.	1.0%
Abbott Laboratories	1.0%
Fannie Mae	1.0%
Medtronic, Inc.	1.0%
ITT Corp.	0.9%
Occidental Petroleum Corp.	0.9%
Other	88.9%

100.0%

Top Industries

Diversified Financial Services	3.0%
Multiline Retail	2.6%
Banks	2.5%
Oil, Gas & Consumable Fuels	2.5%
Manufacturing	2.4%
Computers & Peripherals	1.7%
Health Care Equipment & Supplies	1.6%
Real Estate Investment Trust	1.1%
Pharmaceutical	1.0%
Diversified Telecommunication Services	0.9%
Other	80.7%

100.0%

12 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Hedged Core Equity Fund

Common Stocks - Long Positions (93.3%) (a)

	Shares or
	Principal Amount	Value

Aerospace & Defense (3.9%)
B.F. Goodrich Co. (The)	1,100	$62,524
Northrop Grumman Corp.	1,200	88,332
Raytheon Co.	1,200	64,248

		215,104

Auto Components (0.9%)
Johnson Controls, Inc.	500	51,165

Beverages (0.7%)
Molson Coors Brewing Co.	400	37,712

Biotechnology (0.7%)
Amgen, Inc.*	600	38,484

Capital Markets (1.1%)
Lehman Brothers Holding, Inc.	800	60,224

Commercial Bank (0.7%)
PNC Bank Corp.	500	37,050

Commercial Services & Supplies (1.6%)
Manpower, Inc.	700	56,175
Steelcase, Inc.	1,700	33,184

		89,359

Communications Equipment (3.2%)
Cisco Systems, Inc.*	2,400	64,176
Harris Corp.	1,000	51,350
QUALCOMM, Inc.	1,400	61,320

		176,846

Computers & Peripherals (3.7%)
Hewlett-Packard Co.	2,700	113,778
International Business Machines Corp.	900	91,989

		205,767

Containers & Packaging (2.4%)
Bemis Co.	1,900	63,118
Packaging Corp. of America	2,800	69,328

		132,446

Distributor (0.9%)
ProLogis Trust	800	51,840

Diversified Financial Services (9.6%)
Bank of America Corp.	2,800	142,520
Citigroup, Inc.	1,200	64,344
Goldman Sachs Group, Inc.	400	87,444
J.P. Morgan Chase & Co.	2,800	145,880
Morgan Stanley	1,100	92,411

		532,599

Diversified Telecommunication Services (2.7%)
AT&T, Inc.	3,800	147,136

Electric Utilities (2.4%)
Gilead Sciences, Inc.	2,900	93,293
PPL Corp.	900	39,249

		132,542

Electronic Equipment & Instruments (0.6%)
Jabil Circuit, Inc.	1,400	32,620

Energy Equipment & Services (2.7%)
Halliburton Co.	900	28,593
Helmerich & Payne, Inc.	1,500	48,435
Tidewater, Inc.	1,100	69,531

		146,559

Entertainment (1.0%)
Walt Disney Co. (The)	1,600	55,968

Food & Staples Retailing (2.8%)
CVS/ Caremark Corp.	1,400	50,736
Wal-Mart Stores, Inc.	1,200	57,504
Walgreen Co.	1,100	48,290

		156,530

Food Products (1.8%)
Archer-Daniels Midland Co.	700	27,090
PepsiCo, Inc.	1,100	72,699

		99,789

Health Care Providers & Services (3.7%)
Aetna, Inc.	800	37,504
AmerisourceBergen Corp.	500	24,995
McKesson Corp.	600	35,298
UnitedHealth Group, Inc.	1,000	53,060
WellPoint, Inc.*	700	55,279

		206,136

Hotels, Restaurants & Leisure (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.	600	40,212

2007 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Hedged Core Equity Fund (Continued)

Common Stocks - Long Positions (continued)

	Shares or
	Principal Amount	Value

Household Durables (0.7%)
Leggett & Platt, Inc.	1,600	$37,632

Household Products (2.2%)
Procter & Gamble Co. (The)	1,900	122,189

Insurance (8.0%)
Allstate Corp.	700	43,624
American International Group, Inc.	1,000	69,910
Chubb Corp. (The)	1,300	69,979
HCC Insurance Holdings, Inc.	1,200	36,792
Lincoln National Corp.	600	42,690
MetLife, Inc.	1,300	85,410
Prudential Financial, Inc.	700	66,500
W.R. Berkley Corp.	900	29,241

		444,146

Internet & Catalog Retail (0.5%)
Liberty Media Corp. — Interactive*	1,100	27,533

Internet Software & Services (0.9%)
Google, Inc., Class A*	100	47,138

Leisure Equipment & Products (1.3%)
Time Warner, Inc.	3,500	72,205

Life Sciences Tools & Services (1.3%)
Thermo Fisher Scientific, Inc.*	1,400	72,884

Machinery (1.2%)
Cummins, Inc.	200	18,432
Kennametal, Inc.	700	49,392

		67,824

Media (0.7%)
News Corp.	1,700	38,063

Metals & Mining (0.9%)
Alcoa, Inc.	1,400	49,686

Multi-Utility (1.5%)
Sempra Energy	1,300	82,524

Multiline Retail (1.9%)
J.C. Penney Co., Inc.	700	55,363
Target Corp.	800	47,496

		102,859

Oil, Gas & Consumable Fuels (5.9%)
Chesapeake Energy Corp.	1,600	54,000
ChevronTexaco Corp.	800	62,232
ConocoPhillips	800	55,480
Exxon Mobil Corp.	900	71,442
Marathon Oil Corp.	500	50,775
Williams Cos., Inc. (The)	1,000	29,500

		323,429

Pharmaceuticals (5.9%)
Johnson & Johnson	800	51,376
Merck & Co., Inc.	1,100	56,584
Mylan Laboratories, Inc.	1,500	32,895
Pfizer, Inc.	4,300	113,778
Schering-Plough Corp.	2,200	69,806

		324,439

Real Estate Investment Trust (REIT) (0.8%)
CapitalSource, Inc.	1,800	46,386

Road & Rail (2.7%)
CSX Corp.	800	34,536
Norfolk Southern Corp.	700	37,268
Union Pacific Corp.	700	79,975

		151,779

Semiconductors & Semiconductor Equipment (4.2%)
Applied Materials, Inc.	3,700	71,114
Intersil Corp.	2,400	71,496
KLA-Tencor Corp.	700	38,885
Texas Instruments, Inc.	1,500	51,555

		233,050

Software (1.4%)
Microsoft Corp.	2,600	77,844

Specialty Retail (2.2%)
Nike, Inc.*	1,400	75,404
OfficeMax, Inc.	900	44,298

		119,702

Tobacco (0.7%)
Reynolds American, Inc.	600	38,556

14 Semiannual Report 2007

Common Stocks - Long Positions (continued)

	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (0.6%)
Telephone & Data Systems, Inc.	600	$34,170

Total Common Stocks — Long Positions (Cost $4,737,433)		5,160,126

Repurchase Agreements (9.5%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $526,013, collateralized by U.S. Government Agency Mortgages with a market value of $536,457	$525,938	525,938

Total Investments (Cost $5,263,371) (b) — 102.8%		5,686,064
Liabilities in excess of other assets — (2.8)%		(152,947)

NET ASSETS — 100.0%		$5,533,117

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements

2007 Semiannual Report 15

Statement of Securities Sold Short
April 30, 2007 (Unaudited)

Nationwide Hedged Core Equity Fund

Common Stocks - Short Positions (28.5%)

	Principal
	Amount	Value

Airline (0.3%)
Southwest Airlines Co.	$1,300	$18,655

Auto Components (0.7%)
AutoZone, Inc.*	300	39,912

Automobiles (0.4%)
General Motors Corp.	600	18,738

Banks (2.5%)
People’s United Financial	2,940	58,535
Valley National Bancorp	3,200	81,184

		139,719

Biotechnology (0.5%)
Genzyme Corp.*	400	26,124

Chemicals (0.6%)
Du Pont (E.I.) De Nemours & Co.	700	34,419

Commercial Services & Supplies (0.5%)
Western Union Co.	1,400	29,470

Computers & Peripherals (1.7%)
Adobe Systems, Inc.*	700	29,092
CA, Inc.	900	24,534
Dell, Inc.*	1,600	40,336

		93,962

Diversified Financial Services (3.0%)
Affiliated Managers Group, Inc.*	300	35,289
Fannie Mae	900	53,028
Federated Investors, Inc.	1,200	45,792
Nuveen Investments	600	31,980

		166,089

Diversified Telecommunication Services (0.9%)
Echostar Communications Corp.*	1,000	46,530

Electric Utility (0.8%)
Exelon Corp.	600	45,246

Energy Company (0.5%)
Duke Energy Corp.	1,400	28,728

Entertainment (0.8%)
Regal Entertainment Group	2,100	45,675

Health Care Equipment & Supplies (1.6%)
C.R. Bard, Inc.	400	33,252
Medtronic, Inc.	1,000	52,930

		86,182

Internet Software & Services (0.6%)
Yahoo!, Inc.*	1,100	30,844

Machinery (0.8%)
Pitney Bowes, Inc.	900	43,200

Manufacturing (2.4%)
3M Co.	1,000	82,770
ITT Corp.	800	51,048

		133,818

Multiline Retail (2.6%)
Anheuser-Busch Cos., Inc.	900	44,271
Coca-Cola Co.	1,300	67,847
Jones Apparel Group, Inc.	1,000	33,390

		145,508

Oil, Gas & Consumable Fuels (2.5%)
Apache Corp.	600	43,500
Devon Energy Corp.	600	43,722
Occidental Petroleum Corp.	1,000	50,700

		137,922

Pharmaceutical (1.0%)
Abbott Laboratories	1,000	56,620

Real Estate Investment Trust (REIT) (1.1%)
Simon Property Group, Inc.	500	57,640

Semiconductors & Semiconductor Equipment (0.4%)
Broadcom Corp.*	700	22,785

Software (0.6%)
DST Systems, Inc.*	400	31,220

Telephones (0.4%)
Sprint Nextel Corp.	1,200	24,036

Transportation (0.5%)
Overseas Shipholding Group, Inc.	400	28,320

Wireless Telecommunication Services (0.8%)
Alltel Corp.	700	43,883

Total Common Stocks — Short Positions (Proceeds $1,498,851)		1,575,245

Total Securities Sold Short (Proceeds $1,498,851) (a) — 28.5%		$1,575,245

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements

16 Semiannual Report 2007

Nationwide Market Neutral Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Market Neutral Fund (Class A at NAV) registered -1.96% versus 2.50% for its benchmark, the Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Equity Market Neutral Funds (consisting of 55 funds as of April 30, 2007) was 2.68%.

Can you describe the market environment during the reporting period?

The market advanced during the reporting period despite a large sell-off in February. Federal Reserve Board policy and strong earnings contributed to the rebound in the market. Large-capitalization stocks returned 8.60% (as measure by the Russell 1000® Index) outperforming small-cap stocks (as measured by the Russell 2000® Index), which returned 6.86% during the reporting period. Large-cap value stocks, as measured by the Russell 1000® Value Index with a return of 9.79%, outperformed large-cap growth stocks as measured by the Russell 1000® Growth Index with a return of 6.36%. The best-performing sectors for the Russell 1000® Index were materials and utilities, while the worst-performing sectors were financials and information technology.

Overall, investors continued to be optimistic because several encouraging signs emerged for the equity markets. The economy seems to be heading for a mild slowdown with no recession. In late 2006 and the first quarter of 2007, the U.S. economy, as measured by gross domestic product (GDP), grew at the slowest rate in four years. The housing slump, high fuel prices, and large trade deficit had a major negative impact on growth. On the positive side, consumer spending kept the expansion continuing. Further, the GDP data showed subtle signs that inflation might be increasing. The Federal Reserve kept interest rates unchanged throughout late 2006 and the first quarter of 2007. In the March statement the Fed changed its language, acknowledging the slowing growth. The Fed’s comments had many investors anticipating an easing in monetary policy.

Mergers and acquisitions have had a great influence on the markets. Globally, almost $2 trillion worth of deals have been announced so far this year, and the activity has been broad-based in terms of industry and geography, helping to push markets higher. Profit growth, particularly in cyclical stocks, continued to be strong throughout the first quarter of 2007. Our quantitative research shows that higher cash flow to price, lower price to earnings, and earnings growth were the strongest factors driving small-cap performance. Dividend yield, dividend payout, and operating margins were the worst-performing factors.

What areas detracted from Fund performance?

Stock selection in the information technology, materials, and consumer discretionary sectors detracted from Fund performance. Merger-and-acquisition activity hurt Fund performance because several stocks that looked unattractive in our quantitative model were bought at premiums by private equity firms looking to turn these companies into profitable and higher-growth firms. Specifically, we were short on Station Casinos, Inc. because of its poor fundamentals—high valuation and poor earnings revisions; the company received a takeout offer from the founder’s family and a buyout firm. The multifactor quantitative model used for stock selection had a bias toward value as defined by higher book-to-price factors during the reporting period. This bias caused the model to underperform because higher cash flow to price-and-earnings growth factors outperformed. Fund holding WebMD Health Corp., an information technology company, was a poorly performing short position for the Fund. WebMD looked unattractive because it was trading at a very high valuation as defined by the price-to-earnings ratios compared to the overall market

What areas of investment provided the most positive returns for the Fund?

Several sectors had both long and short positions that contributed positively to Fund performance. The best-performing sectors were industrials, health care, and energy. Some of the best-performing long positions were Cummins, Inc. and HLTH Corp. Cummins, a maker of high-powered diesel engines rose because the firm posted profits that beat analysts’ estimates and increased its full-year earnings forecast. HLTH Corp., a health information services company, generated record earnings for the fourth quarter of 2006 as well as for the full year. A few of the best-performing short positions for the Fund were US Airways Group, Inc. and Barr Pharmaceuticals, Inc. US Airways Group’s earnings fell short of expectations during its last fiscal quarter. Barr Pharmaceuticals’ price declined as it reported an unexpected quarterly loss due to costs related to a recent acquisition.

What is your outlook for the near term?

Although the market’s recent strong advance makes us somewhat cautious about the near term, we remain positive about the market’s longer-term prospects. If the economy continues to soften, we believe the chances are good that the Fed will reduce short-term interest rates in an effort to stimulate growth. Meanwhile, we will maintain our focus on buying stocks that the quantitative model determines are attractive. We also see a possibility of large-cap growth investing outperforming in the coming quarters. As valuation spreads among stocks narrow to historical lows, we believe investors will begin to discriminate among stocks by focusing on growth characteristics. In addition, we will review our short positions for those that are potential candidates to be taken out by private equity firms.

Portfolio Manager: Joseph Cerniglia, CFA

2007 Semiannual Report 17

Nationwide Market Neutral Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-1.96%	-1.37%	4.62%	3.90%
	w/SC3	-7.57%	-7.04%

Class B	w/o SC6	-2.07%	-1.58%	5.37%	4.65%
	w/SC4	-6.95%	-6.48%

Class C	w/o SC6	-2.07%	-1.58%	5.37%	4.65%
	w/SC5	-3.05%	-2.56%

Class R [2]		-1.90%	-1.41%	5.07%	4.35%

Institutional Service Class [2]		-1.57%	-0.98%	4.37%	3.65%

Institutional Class [2]		-1.67%	-1.08%	4.37%	3.65%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Market Neutral Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index representative of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

18 Semiannual Report 2007

Nationwide Market Neutral Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Nationwide Market Neutral Fund			11/1/06	04/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$980.40	$22.00	4.48%
	Hypothetical	[1]	$1,000.00	$1,002.78	$22.49	4.48%

Class B	Actual		$1,000.00	$979.30	$22.87	4.66%
	Hypothetical	[1]	$1,000.00	$1,001.89	$23.40	4.66%

Class C	Actual		$1,000.00	$979.30	$22.87	4.66%
	Hypothetical	[1]	$1,000.00	$1,001.89	$23.40	4.66%

Class R	Actual		$1,000.00	$981.00	$21.12	4.30%
	Hypothetical	[1]	$1,000.00	$1,003.68	$21.59	4.30%

Institutional Service Class	Actual		$1,000.00	$984.30	$17.61	3.58%
	Hypothetical	[1]	$1,000.00	$1,007.25	$17.97	3.58%

Institutional Class	Actual		$1,000.00	$983.30	$17.75	3.61%
	Hypothetical	[1]	$1,000.00	$1,007.09	$18.13	3.61%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 19

Nationwide Market Neutral Fund

Portfolio Summary	Long Positions
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.0%
Repurchase Agreements	14.3%
Liabilities in excess of other assets	-9.3%

100.0%

Top Holdings*

B.F. Goodrich Co. (The)	2.0%
Morgan Stanley	1.7%
McKesson Corp.	1.6%
Hewlett-Packard Co.	1.6%
Gilead Sciences, Inc.	1.6%
Manpower, Inc.	1.5%
Telephone & Data Systems, Inc.	1.5%
Safeco Corp.	1.4%
CenterPoint Energy, Inc.	1.4%
Lehman Brothers Holding, Inc.	1.4%
Other	70.0%

100.0%

Top Industries

Insurance	7.0%
Health Care Providers & Services	5.9%
Oil, Gas & Consumable Fuels	5.3%
Multi-Utilities	5.2%
Machinery	5.0%
Diversified Financial Services	4.8%
Energy Equipment & Services	4.5%
Computers & Peripherals	4.0%
Aerospace & Defense	3.8%
Commercial Services & Supplies	3.7%
Other	50.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

20 Semiannual Report 2007

Nationwide Market Neutral Fund

Portfolio Summary	Short Positions
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	94.9%
Other	5.1%

100.0%

Top Holdings

Equitable Resources, Inc.	1.9%
Embarq Corp.	1.9%
Clorox Co.	1.9%
Exelon Corp.	1.9%
Public Storage, Inc.	1.8%
Pitney Bowes, Inc.	1.8%
Dun & Bradstreet Corp.	1.8%
ChoicePoint, Inc.	1.8%
People’s United Financial	1.7%
Questar Corp.	1.6%
Other	81.9%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.5%
Gas Distribution	6.1%
Banks	5.3%
Real Estate Investment Trusts	4.1%
Diversified Telecommunication Services	3.8%
Commercial Services & Supplies	3.8%
Service Companies	3.7%
Diversified Financial Services	3.7%
Pharmaceuticals	3.6%
Electric Utilities	3.0%
Other	52.4%

100.0%

2007 Semiannual Report 21

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Market Neutral Fund

Common Stocks - Long Positions (95.0%) (a)

	Shares or
	Principal Amount	Value

Aerospace & Defense (3.8%)
B.F. Goodrich Co. (The)	4,200	$238,728
Lockheed Martin Corp.	1,000	96,140
Raytheon Co.	2,400	128,496

		463,364

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	500	26,730

Auto Components (1.0%)
Autoliv, Inc.	1,300	75,595
Goodyear Tire & Rubber Co.*	400	13,304
Johnson Controls, Inc.	300	30,699

		119,598

Automobiles (0.6%)
Ford Motor Co.	8,500	68,340

Beverages (0.4%)
Pepsi Bottling Group, Inc. (The)	1,600	52,496

Biotechnology (0.4%)
Cephalon, Inc.*	600	47,766

Capital Markets (2.7%)
Bear Stearns Cos., Inc. (The)	1,000	155,700
Lehman Brothers Holding, Inc.	2,250	169,380

		325,080

Chemicals (0.8%)
Rohm & Haas Co.	800	40,936
Valspar Corp.	2,300	62,192

		103,128

Commercial Bank (1.2%)
PNC Bank Corp.	2,000	148,200

Commercial Services & Supplies (3.7%)
Avery-Dennison Corp.	700	43,540
Corporate Executive Board Co.	500	31,820
Emdeon Corp.*	6,900	111,366
Manpower, Inc.	2,300	184,575
Robert Half International, Inc.	800	26,640
Steelcase, Inc.	2,800	54,656

		452,597

Communications Equipment (0.6%)
Harris Corp.	1,400	71,890

Computers & Peripherals (4.0%)
Diebold, Inc.	700	33,369
Hewlett-Packard Co.	4,600	193,844
International Business Machines Corp.	1,400	143,094
Lexmark International Group, Inc.*	1,600	87,200
Western Digital Corp.*	1,800	31,824

		489,331

Construction Materials (0.2%)
Eagle Materials, Inc.	600	26,766

Containers & Packaging (2.0%)
Bemis Co.	3,400	112,948
Packaging Corp. of America	5,300	131,228

		244,176

Distributor (0.5%)
ProLogis Trust	1,000	64,800

Diversified Financial Services (4.8%)
Blackrock, Inc.	500	74,850
CIT Group, Inc.	800	47,720
Goldman Sachs Group, Inc.	500	109,305
J.P. Morgan Chase & Co.	1,200	62,520
Merrill Lynch & Co., Inc.	1,000	90,230
Morgan Stanley	2,400	201,624

		586,249

Diversified Telecommunication Services (0.8%)
AT&T, Inc.	900	34,848
CenturyTel, Inc.	1,300	59,865
Qwest Communications International, Inc.*	700	6,216

		100,929

Electric Utilities (2.5%)
Gilead Sciences, Inc.	6,000	193,020
Mirant Corp.*	1,800	80,766
Sierra Pacific Resources*	1,500	27,390

		301,176

Electronic Equipment & Instruments (2.4%)
AVX Corp.	2,300	38,272
Jabil Circuit, Inc.	2,300	53,590
Mettler Toledo International, Inc.*	500	48,810
National Instruments Corp.	2,000	55,720
Spansion, Inc., Class A*	9,500	93,290

		289,682

22 Semiannual Report 2007

Common Stocks - Long Positions (continued)

	Shares or
	Principal Amount	Value

Energy Equipment & Services (4.5%)
BJ Services Co.	1,100	$31,526
FMC Technologies, Inc.*	1,600	113,408
Halliburton Co.	1,700	54,009
Helmerich & Payne, Inc.	2,500	80,725
Smith International, Inc.	2,500	131,100
Tidewater, Inc.	2,200	139,062

		549,830

Entertainment (0.5%)
Walt Disney Co. (The)	1,600	55,968

Food & Staples Retailing (0.5%)
Kroger Co.	2,100	61,971

Food Products (0.3%)
Archer-Daniels Midland Co.	1,000	38,700

Gas Utilities (1.6%)
Oneok, Inc.	3,000	145,230
UGI Corp.	1,900	53,884

		199,114

Health Care Equipment & Supplies (0.3%)
Hillenbrand Industry, Inc.	600	36,690

Health Care Providers & Services (5.9%)
Aetna, Inc.	800	37,504
AmerisourceBergen Corp.	2,200	109,978
CIGNA Corp.	700	108,913
Express Scripts, Inc., Class A*	400	38,220
Manor Care, Inc.	1,600	103,824
McKesson Corp.	3,300	194,139
UnitedHealth Group, Inc.	1,500	79,590
WellPoint, Inc.*	500	39,485

		711,653

Hotels, Restaurants & Leisure (1.0%)
Darden Restaurants, Inc.	900	37,332
McDonald’s Corp.	1,100	53,108
Starwood Hotels & Resorts Worldwide, Inc.	500	33,510

		123,950

Household Durables (1.7%)
Leggett & Platt, Inc.	3,900	91,728
Newell Rubbermaid, Inc.	2,600	79,742
Snap-on, Inc.	600	32,700

		204,170

Industrial Conglomerate (1.1%)
Carlisle Cos., Inc.	3,100	127,658

Insurance (7.0%)
Allstate Corp.	1,000	62,320
American Financial Group, Inc.	2,550	89,939
Assurant, Inc.	1,400	80,542
Chubb Corp. (The)	3,100	166,873
CNA Financial Corp.*	800	37,336
MetLife, Inc.	2,400	157,680
Progressive Corp. (The)	2,000	46,140
Safeco Corp.	2,600	173,524
Travelers Cos., Inc. (The)	600	32,460

		846,814

Internet & Catalog Retail (0.6%)
Liberty Media Corp. — Interactive*	2,900	72,587

IT Services (0.6%)
Convergys Corp.*	2,700	68,202

Leisure Equipment & Products (0.3%)
Time Warner, Inc.	1,700	35,071

Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc.*	1,500	78,090
Valhi, Inc.	1,000	16,780

		94,870

Machinery (5.0%)
Cummins, Inc.	1,100	101,376
Eaton Corp.	1,100	98,131
Gardner Denver, Inc.*	700	26,460
Harsco Corp.	2,500	127,500
Kennametal, Inc.	500	35,280
Lincoln Electric Holdings, Inc.	1,100	70,103
Parker Hannifin Corp.	1,200	110,568
Trinity Industries, Inc.	700	32,480

		601,898

Media (1.4%)
CBS Corp., Class B	3,400	108,018
R.H. Donnelley Corp.*	400	31,236
Sirius Satellite Radio, Inc.*	9,900	29,304

		168,558

Metals & Mining (1.0%)
Alcoa, Inc.	1,400	49,686
Reliance Steel & Aluminum Co.	700	41,580
U.S. Steel Corp.	300	30,462

		121,728

2007 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Market Neutral Fund (Continued)

Common Stocks - Long Positions (continued)

	Shares or
	Principal Amount	Value

Multi-Utilities (5.2%)
Alliant Energy Corp.	2,300	$100,740
CenterPoint Energy, Inc.	9,200	173,236
Oklahoma Gas & Electric Co.	3,400	130,696
Puget Energy, Inc.	1,800	46,476
Sempra Energy	1,900	120,612
Xcel Energy, Inc.	2,300	55,407

		627,167

Multiline Retail (2.4%)
Dillard’s, Inc.	900	31,167
Dollar Tree Stores, Inc.*	1,300	51,116
Family Dollar Stores, Inc.	1,100	35,024
J.C. Penney Co., Inc.	1,300	102,817
Sears Holdings Corp.*	400	76,364

		296,488

Oil, Gas & Consumable Fuels (5.3%)
Chesapeake Energy Corp.	2,700	91,125
Exxon Mobil Corp.	1,800	142,884
Global Industries Ltd.*	5,200	107,952
Marathon Oil Corp.	1,200	121,860
Patterson-UTI Energy, Inc.	1,200	29,268
Sunoco, Inc.	400	30,212
Williams Cos., Inc. (The)	2,100	61,950
XTO Energy, Inc.	1,000	54,270

		639,521

Personal Products (1.3%)
Alberto-Culver Co.	6,500	157,885

Pharmaceuticals (2.5%)
King Pharmaceuticals, Inc.*	1,800	36,810
Millennium Pharmaceuticals, Inc.*	2,800	31,024
Mylan Laboratories, Inc.	1,200	26,316
Schering-Plough Corp.	1,500	47,595
Watson Pharmaceutical, Inc.	7,700	132,440
Wyeth	500	27,750

		301,935

Real Estate Investment Trusts (REITs) (2.5%)
CapitalSource, Inc.	3,400	87,618
Health Care REIT, Inc.	1,700	76,908
Rayonier, Inc.	3,100	134,447

		298,973

Road & Rail (1.5%)
Ryder System, Inc.	1,800	94,752
Union Pacific Corp.	800	91,400

		186,152

Semiconductors & Semiconductor Equipment (1.9%)
Applied Materials, Inc.	3,100	59,582
Intersil Corp.	2,400	71,496
Novellus Systems*	1,900	61,503
Teradyne, Inc.*	2,000	34,900

		227,481

Specialty Retail (2.3%)
Nike, Inc.*	900	48,474
Office Depot, Inc.*	900	30,258
OfficeMax, Inc.	2,100	103,362
Sherwin Williams Co.	800	51,016
TJX Cos., Inc.	1,800	50,202

		283,312

Telephones (0.4%)
Level 3 Communications, Inc.*	7,700	42,812

Textiles, Apparel & Luxury Goods (0.3%)
V.F. Corp.	400	35,124

Transportation (1.2%)
SEACOR Holdings, Inc.*	1,500	142,920

Wireless Telecommunication Services (1.5%)
Telephone & Data Systems, Inc.	3,100	176,545

Total Common Stocks — Long positions (Cost $10,940,573)		11,518,045

Repurchase Agreements (14.3%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $1,732,108, collateralized by U.S. Government Agency Mortgages with a market value of $1,766,500	$1,731,863	1,731,863

Total Investments (Cost $12,672,436) (b) — 109.3%		13,249,908
Liabilities in excess of other assets — (9.3)%		(1,131,830)

NET ASSETS — 100.0%		$12,118,078

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT	Real Estate Investment Trust

24 Semiannual Report 2007

Statement of Securities Sold Short
April 30, 2007 (Unaudited)

Nationwide Market Neutral Fund

Common Stocks - Short Positions (94.9%)

	Principal
	Amount	Value
Aerospace & Defense (0.5%)
Alliant Techsystems, Inc.*	$700	$65,191

Airlines (0.5%)
AMR Corp.*	1,000	26,090
Southwest Airlines Co.	2,000	28,700
U.S. Airways Group, Inc.*	300	11,082

		65,872

Auto Components (1.0%)
AutoZone, Inc.*	100	13,304
Copart, Inc.*	2,900	84,042
O’Reilly Automotive, Inc.*	800	28,480

		125,826

Automobiles (1.6%)
International Speedway Corp.	3,900	192,660

Banks (5.3%)
Bank of Hawaii Corp.	400	21,160
First Citizens Bancshares, Inc.	500	101,450
Hudson City Bancorp, Inc.	8,100	107,892
People’s United Financial	10,290	204,874
PNC Financial Services Group, Inc.	753	55,806
Sovereign Bancorp, Inc.	3,700	89,799
SunTrust Banks, Inc.	500	42,210
Unionbancal Corp.	300	18,444

		641,635

Beverages (2.0%)
Brown-Forman Corp.	1,700	108,681
Coca-Cola Enterprises, Inc.	5,300	116,282
Hansen Natural Corp.*	400	15,280

		240,243

Biotechnology (0.2%)
Genzyme Corp.*	300	19,593

Building Products (0.4%)
Shaw Group, Inc.*	1,600	51,888

Capital Markets (0.4%)
Janus Capital Group, Inc.	1,800	45,036

Chemicals (2.4%)
Chemtura Corp.	2,700	29,781
Cytec Industries, Inc.	300	16,470
FMC Corp.	400	30,772
Huntsman Corp.	1,400	27,440
Monsanto Co.	500	29,495
Mosaic Co., Inc.*	5,300	156,350

		290,308

Commercial Services & Supplies (3.8%)
ChoicePoint, Inc.*	5,700	216,429
Cintas Corp.	1,100	41,217
Equifax, Inc.	1,200	47,760
Western Union Co.	7,300	153,665

		459,071

Communications Equipment (0.2%)
Juniper Networks, Inc.*	900	20,124

Computers & Peripherals (1.1%)
Adobe Systems, Inc.*	1,200	49,872
Dell, Inc.*	2,500	63,025
Matercard, Inc.	200	22,336
		135,233

Construction & engineering (0.1%)
Terex Corp.*	200	15,570

Construction Materials (0.7%)
Martin Marietta Materials, Inc.	600	87,492

Consumer Finance (2.2%)
Dun & Bradstreet Corp.	2,400	216,720
H&R Block, Inc.	2,000	45,220

		261,940

Consumer Goods (2.1%)
Clorox Co.	3,400	228,072
Kinetic Concepts, Inc.*	400	20,000
Wrigley (Wm.) Jr. Co.	100	5,888

		253,960

Containers & Packaging (1.0%)
Owens-Illinois, Inc.*	4,000	120,360

Diversified Financial Services (3.7%)
City National Corp.	2,000	146,440
Eaton Vance Corp.	1,500	57,330
Federated Investors, Inc.	4,000	152,640
Legg Mason, Inc.	500	49,595
Nuveen Investments	800	42,640

		448,645

Diversified Telecommunication Services (3.8%)
American Tower Corp.*	300	11,400
Avaya, Inc.*	1,500	19,380
Cablevision Systems New York Group*	1,300	42,614
Echostar Communications Corp.*	3,000	139,590
Embarq Corp.	1,900	114,076
NII Holdings, Inc.*	400	30,700
SBA Communications Corp.*	2,100	61,782
Tellabs, Inc.*	3,400	36,108

		455,650

2007 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Market Neutral Fund (Continued)

Common Stocks - Short Positions (continued)

	Principal
	Amount	Value
Electric Power (0.4%)
Quanta Services, Inc.*	$1,800	$49,482

Electric Utilities (3.0%)
Exelon Corp.	3,000	226,230
General Electric Co.	3,200	117,952
NRG Energy, Inc.*	200	15,792

		359,974

Electrical Equipment (0.5%)
Eastman Kodak Co.	2,600	64,766

Electronic Equipment & Instruments (0.6%)
Cadence Design Systems, Inc.*	1,500	33,300
RadioShack Corp.	1,200	34,884

		68,184

Entertainment (1.6%)
Boyd Gaming Corp.	300	13,650
DreamWorks Animation SKG, Inc.*	6,300	184,464

		198,114

Food Products (2.4%)
Dean Foods Co.*	700	25,501
Hershey Co. (The)	3,000	164,880
Sara Lee Corp.	2,600	42,666
Tyson Foods, Inc.	2,500	52,400

		285,447

Gaming (0.6%)
Scientific Games Corp.*	2,100	$69,909

Gas Distribution (6.1%)
Energen Corp.	3,100	173,755
Energizer Holdings, Inc.*	300	29,154
Equitable Resources, Inc.	4,500	234,045
National Fuel Gas Co.	2,400	112,824
Questar Corp.	2,000	194,260

		744,038

Health Care Equipment & Supplies (1.7%)
Bausch & Lomb, Inc.	2,000	117,660
Boston Scientific Corp.*	1,100	16,984
Pediatrix Medical Group, Inc.*	1,300	74,165

		208,809

Health Care Providers & Services (0.4%)
Saint Jude Medical, Inc.*	800	34,232
Zimmer Holdings, Inc.*	200	18,096

		52,328

Hotels, Restaurants & Leisure (1.4%)
Choice Hotels International, Inc.	1,800	67,752
Panera Bread Co.*	500	27,845
Tim Hortons, Inc.	500	15,765
Wendy’s International, Inc.	1,500	56,550

		167,912

Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc.*	1,100	10,351

Insurance (2.3%)
Alleghany Corp.*	100	35,780
American National Insurance Co.	800	104,416
Conseco, Inc.*	3,700	65,453
Leucadia National Corp.	500	15,070
MGIC Investment Corp.	400	24,644
PMI Group, Inc.	700	33,929

		279,292

Internet Software & Services (0.7%)
Yahoo!, Inc.*	3,000	84,120

Life Sciences Tools & Services (1.2%)
Medimmune, Inc.*	2,300	130,364
Valhi, Inc.	900	15,102

		145,466

Machinery (1.8%)
Pitney Bowes, Inc.	4,600	220,800

Manufacturing (0.4%)
Goodyear Tire & Rubber Co.*	1,300	43,238

Media (1.3%)
Discovery Holding Co.	3,700	80,475
Hearst — Argyle Television	2,800	74,564

		155,039

Metals & Mining (1.6%)
Carpenter Technology Corp.	400	48,548
Crown Holdings, Inc.*	4,300	103,931
Massey Energy Co.	500	13,465
Titanium Metals Corp.*	929	32,078

		198,022

Multiline Retail (1.4%)
Chico’s FAS, Inc.*	900	23,724
Jones Apparel Group, Inc.	2,500	83,475
Saks, Inc.	3,100	64,914

		172,113

Oil, Gas & Consumable Fuels (10.5%)
Apache Corp.	1,500	108,750
Cimarex Energy Co.	2,900	114,260
CMS Energy Corp.	2,500	46,300
CNX Gas Corp.*	1,000	28,060
Devon Energy Corp.	300	21,861

26 Semiannual Report 2007

Common Stocks - Short Positions (continued)

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
Diamond Offshore Drilling, Inc.	$1,400	$119,840
Dresser-Rand Group, Inc.*	3,400	108,494
Ensco International, Inc.	400	22,552
Forest Oil Corp.*	3,700	130,388
Newfield Exploration Co.*	800	35,000
Noble Energy, Inc.	300	17,643
Occidental Petroleum Corp.	200	10,140
Pride International, Inc.*	1,600	52,496
Quicksilver Resources, Inc.*	1,200	50,232
Range Resources Corp.	2,200	80,410
Rowan Cos., Inc.	2,400	87,936
Southern Union Co.	4,300	130,978
Southwestern Energy Co.*	2,600	109,200

		1,274,540

Paper & Forest Products (0.2%)
Smurfit-Stone Container Corp.*	1,600	19,280

Personal Products (1.9%)
Avon Products, Inc.	1,500	59,700
Weight Watchers International, Inc.	3,543	170,029

		229,729

Pharmaceuticals (3.6%)
Abbott Laboratories	1,300	73,606
Abraxis Bioscience, Inc.*	1,100	30,261
Allergan, Inc.	500	60,600
Bare Escentuals, Inc.*	2,800	113,204
Barr Pharmaceuticals, Inc.*	700	33,852
Biogen Idec, Inc.*	400	18,884
Celgene Corp.*	100	6,116
Endo Pharmaceuticals Holdings, Inc.*	1,400	43,316
Hospira, Inc.*	1,500	60,825

		440,664

Real Estate Investment Trusts (REITs) (4.1%)
Boston Properties, Inc.	200	23,512
General Growth Properties, Inc.	2,600	166,010
Public Storage, Inc.	1,200	111,984
Regency Centers Corp.	700	57,680
SL Green Realty Corp.	1,000	140,900

		500,086

Semiconductors & Semiconductor Equipment (1.2%)
Broadcom Corp.*	300	9,765
Linear Technology Corp.	2,200	82,324
Microchip Technology, Inc.	1,300	52,442

		144,531

Service Companies (3.7%)
Career Education Corp.*	1,500	44,310
Clear Channel Outdoor Holdings, Inc.*	2,400	68,520
Gannett Co., Inc.	200	11,412
Getty Images, Inc.*	600	31,200
McClatchy Co.	500	14,450
Monster Worldwide, Inc.*	2,700	113,535
New York Times Co.	7,100	166,140

		449,567

Software (0.9%)
DST Systems, Inc.*	600	46,830
Navteq Corp.*	600	21,216
Novell, Inc.*	3,100	22,630
Salesforce.Com, Inc.*	400	16,800

		107,476

Specialty Retail (1.7%)
BJ’s Wholesale Club, Inc.*	600	20,718
Fastenal Co.	3,100	127,472
Urban Outfitters, Inc.*	2,400	61,824

		210,014

Technology (0.6%)
Stericycle, Inc.*	800	69,712

Telephones (0.1%)
Windstream Corp.	600	8,772

Textiles, Apparel & Luxury Goods (1.4%)
Hanesbrands, Inc*	3,500	93,065
Newmont Mining Corp.	1,700	70,890

		163,955

Transportation (1.4%)
Expeditors International of Washington, Inc.	1,300	54,340
Overseas Shipholding Group, Inc.	700	49,560
YRC Worldwide, Inc.	1,700	67,643

		171,543

Water Utility (0.9%)
Aqua America, Inc.	5,200	114,972

Wireless Telecommunication Services (0.2%)
Alltel Corp.	400	25,076

Total Common Stocks — Short Positions (Proceeds $10,857,287)		11,503,618

Total Securities Sold Short (Proceeds $10,857,287)(a) — 94.9%		11,503,618

*	Denotes a non-income producing security. All long positions held as collateral for securities sold short.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT    Real Estate Investment Trust

2007 Semiannual Report 27

Nationwide Small Cap Core Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Small Cap Core Fund (Class A at NAV) returned 3.85% versus 6.86% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Value Funds (consisting of 281 funds as of April 30, 2007) was 8.91%.

Can you describe the market environment during the reporting period?

The market advanced during the reporting period despite a large sell-off in February. Federal Reserve Board policy and strong earnings contributed to the rebound in the market. Small-cap stocks (as measured by the Russell 2000 Index) returned 6.86%, underperforming large-cap stocks (as measured by the Russell 1000® Index), which returned 9.10% during the reporting period. Small-cap growth stocks, as measured by the Russell 2000® Growth Index with a return of 7.42%, outperformed small-cap value stocks as measured by the Russell 2000® Value Index with a return of 6.36%. The best-performing sectors for the Russell 2000® Index were energy and industrials, while the worst-performing sector was utilities.

Overall, investors continued to be optimistic because several encouraging signs emerged for the equity markets. The economy seems to be heading for a mild slowdown with no recession. In the first quarter of 2007, the U.S. economy, as measured by gross domestic product (GDP) grew at the slowest rate in four years. The housing slump, high fuel prices, and large trade deficit had a major negative impact on growth. On the positive side, consumer spending kept the expansion continuing. Further, GDP data showed subtle signs that inflation might be increasing.

The Federal Reserve kept interest rates unchanged throughout the first quarter of 2007 and changed its language in the March statement, acknowledging the slowing growth. The Fed’s comments had many investors anticipating an easing in monetary policy. Profit growth, particularly in cyclical stocks, continued to be strong throughout the first quarter of 2007.

What areas detracted from Fund performance?

Stock selection in the information technology, materials, and consumer discretionary sectors detracted from Fund performance. Within technology, stock selection in the software industry was disappointing. Specifically, Rogers Corp., a manufacturer of materials used in wireless communication devices and computers, declined when its long-term growth rate on earnings was unexpectedly reduced. Fund holding PolyOne Corp., a chemical-plastics company, declined when the company announced lower sales and earnings due to falling demand for products it manufactures for use in cars and buildings. The multifactor quantitative model used for the Fund’s stock selection had a bias toward value factors during the reporting period. This bias caused the model to underperform, because growth factors and momentum outperformed most value factors.

What areas of investment provided the most positive returns for the Fund?

The Fund had good stock selection in several sectors, namely financials, telecommunication services, and energy. In financials, Fund holding FelCor Lodging Trust, Inc, a hotel real estate trust, performed strongly; market sentiment was positive for real estate investment trusts with the announcement of several buyouts in the industry. Fund holding CT Communications, Inc., a provider of local telephone service, reported strong earnings growth for the fourth quarter of 2006.

What is your outlook for the near term?

Although the market’s recent strong advance makes us somewhat cautious about the near term, we remain positive about the market’s longer-term prospects. If the economy continues to soften, we believe the chances are good that the Fed will reduce short-term interest rates in an effort to stimulate growth. Meanwhile, we will maintain our focus on buying stocks that the quantitative model determines are attractive. We also see growth investing continuing to outperform. With valuation spreads among stocks narrow to historical lows, we believe investors will begin to discriminate among stocks by focusing on growth characteristics.

Portfolio Manager: Joseph Cerniglia, CFA

28 Semiannual Report 2007

Nationwide Small Cap Core Fund
Fund Performance

Average Annual Total Return

(For periods ended April 30, 2007)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	3.85%	7.90%	2.42%	1.52%
	w/SC3	-2.08%	1.70%

Class B	w/o SC6	3.37%	7.30%	3.15%	2.25%
	w/SC4	-1.63%	2.30%

Class C	w/o SC6	3.37%	7.30%	3.15%	2.25%
	w/SC5	2.37%	6.30%

Class R2		3.46%	7.50%	2.85%	1.95%

Institutional Service Class [2]		3.86%	7.91%	2.17%	1.27%

Institutional Class[2]		3.96%	8.01%	2.15%	1.25%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Core Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 29

Nationwide Small Cap Core Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Core Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,038.50	$7.83	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.31	$7.78	1.55%

Class B	Actual		$1,000.00	$1,033.70	$11.35	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.84	$11.30	2.25%

Class C	Actual		$1,000.00	$1,033.70	$11.35	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.84	$11.30	2.25%

Class R	Actual		$1,000.00	$1,034.60	$9.79	1.94%
	Hypothetical	[1]	$1,000.00	$1,015.38	$9.74	1.94%

Institutional Service Class	Actual		$1,000.00	$1,038.60	$6.37	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.33	1.26%

Institutional Class	Actual		$1,000.00	$1,039.60	$6.32	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

30 Semiannual Report 2007

Nationwide Small Cap Core Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.4%
Repurchase Agreements	1.4%
Other Assets in excess of liabilities	0.2%

100.0%

Top Holdings*

Commerce Group, Inc.	1.7%
Westar Energy, Inc.	1.6%
Extra Space Storage, Inc.	1.2%
Longs Drug Stores Corp.	1.1%
Cash America International, Inc.	1.0%
IDACORP, Inc.	1.0%
Strategic Hotel Capital, Inc.	0.9%
Quest Software, Inc.	0.9%
Mueller Industries, Inc.	0.9%
Asbury Automotive Group, Inc.	0.9%
Other	88.8%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	6.7%
Commercial Banks	6.2%
Real Estate Investment Trusts	5.7%
Specialty Retail	5.4%
Biotechnology	3.9%
Hotels, Restaurants & Leisure	3.5%
Machinery	3.3%
Health Care Equipment & Supplies	3.1%
Internet Software & Services	3.1%
Insurance	3.1%
Other	56.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 31

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Small Cap Core Fund

Common Stocks (98.4%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.4%)
Ceradyne, Inc.*	600	$35,310
Triumph Group, Inc.	800	48,648

		83,958

Airlines (0.9%)
Alaska Air Group, Inc.*	700	20,720
JetBlue Airways Corp.*	1,400	13,874
Republic Airways Holdings, Inc.*	1,000	21,260

		55,854

Biotechnology (3.9%)
Bio-Rad Laboratories, Inc., Class A*	500	35,385
Biomarin Pharmaceutical, Inc.*	1,700	27,472
Celera Genomics Group*	2,700	37,800
Enzon Pharmaceuticals, Inc.*	3,600	30,528
Exelixis, Inc.*	3,100	33,294
FEI Co.*	600	22,320
Medarex, Inc.*	1,900	26,011
United Therapeutics Corp.*	400	22,364

		235,174

Capital Markets (2.3%)
Greenhill & Co., Inc.	500	31,625
Knight Capital Group, Inc., Class A*	2,500	40,500
optionsXpress Holdings, Inc.	1,300	32,084
SWS Group, Inc.	1,450	37,685

		141,894

Chemicals (2.0%)
Arch Chemicals, Inc.	900	27,198
Fuller (H. B.) Co.	1,300	33,241
Sensient Technologies Corp.	1,500	39,270
W.R. Grace & Co.*	800	21,280

		120,989

Commercial Banks (6.2%)
Centerstate Banks of Florida, Inc.	2,400	42,072
Farmers Capital Bank Corp.	1,200	34,380
First Community Bankshares, Inc.	1,000	32,870
Greene County Bancshares, Inc.	900	30,258
Home Bancshares, Inc.	1,100	24,222
MetroCorp Bancshares, Inc.	1,100	22,099
Omega Financial Corp.	1,200	33,660
Preferred Bank	800	29,280
Prosperity Bancshares, Inc.	700	24,283
SCBT Financial Corp.	700	25,795
Security Bank Corp.	1,500	29,655
Western Alliance Bancorp*	1,600	51,584

		380,158

Commercial Services & Supplies (2.8%)
Clean Harbors, Inc.*	500	23,260
Herman Miller, Inc.	700	24,087
IKON Office Solutions, Inc.	1,900	28,424
Kelly Services, Inc.	700	20,090
Layne Christensen Co.*	600	22,722
Volt Information Sciences, Inc.*	1,000	25,560
Watson Wyatt Worldwide, Inc.	600	28,278

		172,421

Communications Equipment (1.6%)
Arris Group, Inc.*	2,000	29,640
Avocent Corp.*	800	22,408
CommScope, Inc.*	1,000	46,650

		98,698

Computers & Peripherals (1.3%)
Hutchinson Technology, Inc.*	1,200	22,800
Imation Corp.	800	29,528
Integral Systems, Inc.	1,000	23,640

		75,968

Construction Materials (0.4%)
Headwaters, Inc.*	1,100	23,837

Consumer Finance (1.0%)
Cash America International, Inc.	1,400	60,424

Consumer Goods (0.5%)
Central Garden & Pet Co.*	2,100	30,072

Containers & Packaging (0.6%)
Greif, Inc.	600	33,360

Diversified Consumer Services (1.3%)
Capella Education Co.*	1,200	41,940
Prepaid Depot, Inc.*	600	34,230

		76,170

Diversified Financial Services (0.3%)
Nasdaq Stock Market, Inc.*	600	19,536

Electric Utilities (2.6%)
IDACORP, Inc.	1,700	58,565
Westar Energy, Inc.	3,600	97,992

		156,557

32 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electrical Equipment (2.0%)
Energy Conversion Devices, Inc.*	700	$24,787
General Cable Corp.*	600	34,464
Genlyte Group, Inc.*	400	31,204
Regal-Beloit Corp.	700	32,284

		122,739

Electronic Equipment & Instruments (2.7%)
Benchmark Electrical Components & Equipment, Inc.*	1,700	36,006
Coherent, Inc.*	1,000	31,390
Insight Enterprises, Inc.*	1,000	19,820
Newport Corp.*	1,800	28,242
Rogers Corp.*	600	27,204
Synnex Corp.*	1,200	23,460

		166,122

Energy Equipment & Services (2.6%)
Hercules Offshore, Inc.*	1,000	31,430
Oil States International, Inc.*	1,600	54,288
Parker Drilling Co.*	3,600	39,096
W-H Energy Services, Inc.*	600	32,466

		157,280

Food & Staples Retailing (2.7%)
Andersons, Inc. (The)	500	23,225
Longs Drug Stores Corp.	1,200	65,688
Pantry, Inc.*	500	22,495
Weis Markets, Inc.	1,200	51,648

		163,056

Health Care Equipment & Supplies (3.1%)
Arthrocare Corp.*	800	33,008
Greatbatch, Inc.*	1,000	29,030
ICU Medical, Inc.*	600	25,050
Inverness Medical Innovations, Inc.*	700	28,035
Nuvasive, Inc.*	1,000	25,770
West Pharmaceutical Services, Inc.	1,000	49,770

		190,663

Health Care Providers & Services (2.4%)
Amerigroup Corp.*	800	22,504
Amsurg Corp.*	1,200	27,540
InVentiv Health, Inc.*	700	26,565
Magellan Health Services, Inc.*	700	30,030
Res-Care, Inc.*	2,200	39,380

		146,019

Health Care Technology (0.4%)
Digene Corp.*	500	22,925

Hotels, Restaurants & Leisure (3.5%)
BJ’s Restaurants, Inc.*	1,500	30,885
CKE Restaurants, Inc.	1,600	32,496
Gaylord Entertainment Co.*	700	38,360
Jack in the Box, Inc.*	700	46,634
Pinnacle Entertainment, Inc.*	1,400	39,312
WMS Industries, Inc.*	700	27,902

		215,589

Household Durables (0.5%)
Cavco Industries, Inc.*	800	30,048

Independent Power Producers & Energy Traders (0.3%)
Ormat Technologies, Inc.	500	18,245

Insurance (3.1%)
Commerce Group, Inc.	3,100	101,091
Delphi Financial Group, Inc., Class A	900	38,430
ProAssurance Corp.*	900	48,456

		187,977

Internet & Catalog Retail (0.9%)
Gaiam, Inc.*	1,500	22,815
Netflix, Inc.*	1,500	33,255

		56,070

Internet Software & Services (3.1%)
aQuantive, Inc.*	1,100	33,671
Blue Coat Systems, Inc.*	600	21,036
Digital River, Inc.*	400	23,412
EarthLink, Inc.*	6,200	47,492
RealNetworks, Inc. (a)*	2,700	20,385
United Online, Inc.	3,000	43,290

		189,286

IT Services (1.3%)
Exlservice Holdings, Inc.*	1,400	29,120
Heartland Payment Systems, Inc.	1,000	24,930
MPS Group, Inc.*	1,800	24,642

		78,692

Leisure Equipment & Products (0.6%)
K2, Inc.*	2,200	33,198

Life Sciences Tools & Services (0.6%)
PAREXEL International Corp.*	900	35,352

2007 Semiannual Report 33

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Machinery (3.3%)
Barnes Group, Inc.	1,300	$31,590
Commercial Vehicle Group, Inc.*	1,500	29,490
Mueller Industries, Inc.	1,700	55,760
Wabtec Corp.	900	33,435
Watts Industries, Inc.	1,300	52,650

		202,925

Media (0.5%)
Playboy Enterprises, Inc.*	2,800	27,412

Metals & Mining (1.8%)
Chaparral Steel	400	28,200
Metal Management, Inc.	800	38,456
Quanex Corp.	1,000	43,030

		109,686

Multiline Retail (0.3%)
Bon-Ton Stores, Inc.	400	19,868

Oil, Gas & Consumable Fuels (2.9%)
ATP Oil & Gas Corp.*	1,000	43,460
Bill Barrett Corp.*	700	25,830
Clayton Williams Energy, Inc.*	800	21,488
Hornbeck Offshore Services, Inc.*	1,100	34,793
Swift Energy Co.*	1,300	52,845

		178,416

Other Financial (0.5%)
Pinnacle Financial Partners, Inc.*	1,000	29,270

Pharmaceuticals (1.5%)
Adams Respiratory Therapeutics, Inc.*	800	30,008
Atherogenics, Inc.*	4,800	16,080
MGI Pharma, Inc.*	1,200	26,424
Replidyne, Inc.*	3,600	18,648

		91,160

Real Estate Investment Trusts (REITs) (5.7%)
Deerfield Triarc Capital Corp.	2,000	32,380
Extra Space Storage, Inc.	3,900	72,969
Felcor Lodging Trust, Inc.	2,100	53,613
KKR Financial Corp.	1,600	42,736
Northstar Realty Finance Corp.	2,000	29,600
Redwood Trust, Inc.	700	35,147
Strategic Hotel Capital, Inc.	2,700	58,455
Winthrop Realty Trust	3,600	23,868

		348,768

Road & Rail (1.4%)
Arkansas Best Corp.	600	23,640
Old Dominion Freight Line, Inc.*	1,300	38,428
P.A.M. Transportation Services, Inc.*	1,300	24,791

		86,859

Semiconductors & Semiconductor Equipment (6.7%)
Advanced Energy Industries, Inc.*	1,100	26,950
Brooks Automation, Inc.*	1,800	31,446
Diodes, Inc.*	1,100	40,612
Eagle Test Systems, Inc.*	2,000	34,540
Entegris, Inc.*	3,000	35,160
MKS Instruments, Inc.*	1,200	32,340
Photronics, Inc.*	2,500	37,625
Semtech Corp.*	2,000	28,840
Silicon Image, Inc.*	3,100	27,156
Standard Microsystems Corp.*	1,000	32,060
Tessera Technologies, Inc.*	1,100	47,069
Zoran Corp.*	1,600	31,776

		405,574

Software (2.4%)
Mentor Graphics Corp.*	1,400	22,652
Quest Software, Inc.*	3,400	57,834
Sybase, Inc.*	1,600	38,704
Tibco Software, Inc.*	3,200	29,184

		148,374

Specialty Retail (5.4%)
Asbury Automotive Group, Inc.	1,900	54,663
Cabela’s, Inc.*	1,300	30,836
Children’s Place Retail Store, Inc. (The)*	400	21,148
Group 1 Automotive, Inc.	800	32,800
Guess?, Inc.	600	23,640
Men’s Wearhouse, Inc.	1,000	43,270
Rent-A-Center, Inc.*	1,000	27,840
Select Comfort Corp.*	1,700	31,518
Sonic Automotive, Inc.	1,200	34,308
Tween Brands, Inc.*	800	31,328

		331,351

Textiles, Apparel & Luxury Goods (2.2%)
Brown Shoe Co., Inc.	800	21,584
Cole (Kenneth) Productions, Inc.	900	22,779
Phillips-Van Heusen Corp.	900	50,310
Skechers U.S.A., Inc.*	600	18,840
Steven Madden Ltd.	700	20,825

		134,338

34 Semiannual Report 2007

Common Stock (continued)

	Shares or
	Principal Amount	Value

Thrifts & Mortgage Finance (1.4%)
City Bank	800	$24,968
Downey Financial Corp.	300	20,085
Ocwen Financial Corp.*	3,000	42,780

		87,833

Trading Companies & Distributors (2.2%)
Applied Industrial Technologies, Inc.	900	24,183
Rush Enterprises, Inc., Class A*	1,700	35,360
Watsco, Inc.	700	37,219
Williams Scotsman International, Inc.*	1,600	35,248

		132,010

Wireless Telecommunication Services (1.3%)
Dobson Communications Corp., Class A*	4,400	40,084
iPCS, Inc.*	800	40,080

		80,164

Total Common Stocks (Cost $5,862,073)		5,992,339

Repurchase Agreements (1.4%)

Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $83,409, collateralized by U.S. Government Agency Mortgages with a market value of $85,065	$83,397	83,397

Total Investments (Cost $5,945,470) (a) — 99.8%		6,075,736
Other assets in excess of liabilities — 0.2%		11,826

NET ASSETS — 100.0%		$6,087,560

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements

2007 Semiannual Report 35

Nationwide Small Cap Growth
Opportunities Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Small Cap Growth Opportunities Fund (Class A at NAV) returned 12.93%, versus 7.42% for the Fund’s benchmark, the Russell 2000 Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 567 funds as of April 30, 2007) was 9.16%.

Can you describe the market environment during the reporting period?

Small-cap growth stocks enjoyed a relatively strong period of performance, with the benchmark advancing in four out of six months during the period. Near the end of February, a sudden plunge in the Chinese stock market spread to other global markets, producing one-day losses exceeding 3% in most widely followed U.S. indexes. The markets regained their footing with little delay, however, and resumed their upward march, enabling the benchmark to end the period near its all-time high. Small-cap stocks trailed their large-cap and especially their mid-cap counterparts, while growth modestly outdistanced value in the small-cap space. By far, the strongest absolute performance in the benchmark came from the materials sector, where metals and mining stocks were standouts. Information technology was strong as well, along with utilities, which has a negligible benchmark weighting. Financials and telecommunication services, the weakest sectors, ended the period with marginal gains.

What areas of investment provided the most positive returns for the Fund?

Favorable stock picking added value in a number of sectors, most notably health care, financials, materials, and information technology. Among individual Fund holdings, WebEx Communications Inc., was a standout. Webix, the provider of Internet conferencing, accepted a lucrative buyout offer from Cisco Systems Inc. Gigamedia Ltd. was another strong technology holding. The company’s business of providing online non-gambling games enjoyed healthy demand, particularly from Asia. Also aiding Fund performance was Force Protection Inc., which makes armored combat vehicles. Securing some lucrative government contracts enabled the company’s earnings growth to accelerate during the period. The best contributor to Fund performance in health care was HMS Holdings Corp., an independent processor and auditor of Medicaid claims. Strong demand from the federal government kept the company’s earnings on a solid growth track.

What areas detracted from Fund performance?

Conversely, Arcadia Resources Inc. was one of the Fund’s biggest detractors. The distributor of surgical supplies and prosthetics, Arcadia saw its share price drop sharply after failing to win some anticipated contracts. Another detractor to Fund performance was Shuffle Master Inc., a supplier of automatic card shufflers and other products for the casino industry. A profit warning near the end of February hampered the stock. Syntax-Brillian Corp., a maker of flat panel televisions, hurt Fund results as well. Problems with assimilating a recent acquisition and overly aggressive profit expectations were factors derailing this stock.

What is your outlook for the near term?

Over the short term, small-cap returns— and indeed the returns for the entire U.S. stock market— could be limited by the market’s recent strong gains, seasonal sluggishness and a slowing economy. Barring a recession, however, we think the market is capable of further upward progress once the recent gains have been digested. Valuations remain acceptable, if not outstanding, and we are still finding compelling opportunities at the individual company level. Additionally, a significant amount of private equity money continues to flow into the market, which could help to cushion any pullbacks.

Portfolio Managers: Jayne Stevlingson, CFA

36 Semiannual Report 2007

Fund Performance	Nationwide Small Cap Growth Opportunities Fund

Average Annual Total Return

(For periods ended April 30, 2007)

				Gross	Net
		Six		Expense	Expense
		month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	12.93%	20.38%	2.40%	1.60%
	w/SC3	6.44%	13.46%

Class B	w/o SC6	12.56%	19.88%	3.15%	2.35%
	w/SC4	7.56%	14.88%

Class C	w/o SC6	12.66%	19.98%	3.15%	2.35%
	w/SC5	11.66%	18.98%

Class R [2]		12.74%	20.18%	2.85%	2.05%

Institutional Service Class [2]		13.17%	20.64%	2.20%	1.40%

Institutional Class [2]		13.17%	20.64%	2.15%	1.35%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Growth Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Semiannual Report 37

Nationwide Small Cap Growth Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Small Cap Growth			Account Value,	Account Value,	During Period*	Expense Ratio*
Opportunities Fund			11/1/06	4/30/07

Class A	Actual		$1,000.00	$1,129.30	$8.66	1.64%
	Hypothetical	[1]	$1,000.00	$1,016.87	$8.23	1.64%

Class B	Actual		$1,000.00	$1,125.60	$12.39	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%

Class C	Actual		$1,000.00	$1,126.60	$12.39	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%

Class R	Actual		$1,000.00	$1,127.40	$10.71	2.03%
	Hypothetical	[1]	$1,000.00	$1,014.93	$10.19	2.03%

Institutional Service Class	Actual		$1,000.00	$1,131.70	$6.82	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.60	$6.48	1.29%

Institutional Class	Actual		$1,000.00	$1,131.70	$7.14	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.31	$6.78	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

38 Semiannual Report 2007

Nationwide Small Cap Growth Opportunities Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.3%
Repurchase Agreements	4.5%
Other Assets in excess of liabilities	0.2%

100.0%

Top Holdings*

Sun Healthcare Group, Inc.	1.7%
TriZetto Group, Inc. (The)	1.4%
QIAGEN N.V. ADR — NL	1.4%
SBA Communications Corp.	1.3%
Icon PLC — Sponsored ADR — IE	1.3%
InVentiv Health, Inc.	1.2%
Sunrise Senior Living, Inc.	1.2%
Aspen Technology, Inc.	1.1%
GigaMedia Ltd.	1.1%
RPC Energy Services, Inc.	1.1%
Other	87.2%

100.0%

Top Industries

Health Care Providers & Services	8.7%
Software	6.2%
Internet Software & Services	6.1%
Commercial Services & Supplies	5.3%
Oil, Gas & Consumable Fuels	5.3%
Semiconductors & Semiconductor Equipment	5.3%
Machinery	5.0%
Real Estate Investment Trusts	4.5%
Health Care Equipment & Supplies	3.5%
Hotels, Restaurants & Leisure	3.3%
Other	46.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Semiannual Report 39

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Small Cap Growth Opportunities Fund

Common Stocks (95.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.6%)
AAR Corp.*	1,170	$35,732
BE Aerospace, Inc.*	1,430	52,410
DRS Technologies, Inc.	553	27,821
Teledyne Technologies, Inc.*	1,093	48,212

		164,175

Airlines (0.6%)
AirTran Holdings, Inc.*	3,119	34,340

Automobiles (0.8%)
Midas, Inc.*	2,393	52,287

Biotechnology (3.1%)
Array BioPharma, Inc.*	2,144	29,909
Cepheid, Inc.*	2,880	32,659
Omrix Biopharmaceuticals, Inc.*	549	19,490
OSI Pharmaceuticals, Inc.*	553	19,189
Pharmion Corp.*	1,160	35,136
Progenics Pharmaceuticals, Inc.*	1,100	26,620
SONUS Pharmaceuticals, Inc.*	5,892	32,642

		195,645

Building Products (1.4%)
Ameron International Corp.	720	49,781
Goodman Global, Inc.*	2,156	40,209

		89,990

Capital Markets (0.5%)
Highland Distressed Opportunities, Inc.*	2,177	32,285

Chemicals (1.0%)
W.R. Grace & Co.*	2,350	62,510

Commercial Banks (1.4%)
First Midwest Bancorp, Inc.	1,127	40,504
Security Capital Assurance Ltd.	1,476	47,380

		87,884

Commercial Services & Supplies (5.3%)
American Ecology Corp.	1,629	36,408
American Reprographics Co.*	1,535	50,962
FTI Consulting, Inc.*	1,807	66,444
Kenexa Corp.*	1,327	41,084
Mobile Mini, Inc.*	1,625	48,701
On Assignment, Inc.*	4,994	55,833
Sirva, Inc.*	12,975	33,216

		332,648

Communications Equipment (2.2%)
Airspan Networks, Inc.*	8,094	31,162
CommScope, Inc.*	421	19,640
Foundry Networks, Inc.*	2,829	42,774
NeuStar, Inc.*	1,551	44,607

		138,183

Computers & Peripherals (0.8%)
LivePerson, Inc.*	1,754	12,278
Smart Modular Technologies*	2,798	37,213

		49,491

Consumer Finance (0.4%)
Lazard Ltd.	499	27,021

Containers & Packaging (0.8%)
Jarden Corp.*	1,158	48,798

Diversified Financial Services (1.5%)
GFI Group, Inc.*	538	37,256
International Securities Exchange Holdings, Inc.	382	25,476
Investment Technology Group, Inc.*	812	30,726

		93,458

Electrical Equipment (0.8%)
Encore Wire Corp.	1,815	50,275

Electronic Equipment & Instruments (0.5%)
DTS, Inc.*	1,312	29,363

Energy Equipment & Services (2.3%)
RPC Energy Services, Inc.	4,088	67,411
T-3 Energy Services, Inc.*	1,649	42,049
TETRA Technologies, Inc.*	1,330	35,232

		144,692

Food & Staples Retailing (1.6%)
Andersons, Inc. (The)	424	19,695
Central European Distribution Corp.*	1,818	54,085
Longs Drug Stores Corp.	463	25,345

		99,125

Health Care Equipment & Supplies (3.5%)
Align Technology, Inc.*	2,087	47,291
Cambridge Heart, Inc.*	8,710	28,351
Hologic, Inc.*	429	24,689
IRIS International, Inc.*	1,700	23,052
Kyphon, Inc.*	506	23,585
Matria Healthcare, Inc.*	842	24,401

40 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (continued)
ResMed, Inc.*	515	$21,764
West Pharmaceutical Services, Inc.	556	27,672

		220,805

Health Care Providers & Services (8.7%)
American Dental Partners*	1,530	32,711
Arcadia Resources, Inc.*	7,189	9,849
Dialysis Corporation of America*	1,090	12,698
Five Star Quality Care, Inc.*	5,280	58,133
HealthExtras, Inc.*	1,606	49,706
HMS Holdings Corp.*	2,893	64,109
InVentiv Health, Inc.*	1,983	75,255
Psychiatric Solutions, Inc.*	911	31,949
Sun Healthcare Group, Inc.*	8,529	106,954
Sunrise Senior Living, Inc.*	1,897	72,636
VCA Antech, Inc.*	666	26,260

		540,260

Health Care Technology (2.1%)
Digene Corp.*	471	21,596
Phase Forward*	1,381	21,930
TriZetto Group, Inc. (The)*	4,573	89,082

		132,608

Hotels, Restaurants & Leisure (3.3%)
Bob Evans Farms, Inc.	503	18,460
CKE Restaurants, Inc.	1,801	36,578
Gaylord Entertainment Co.*	819	44,881
Isle of Capri Casinos, Inc.*	1,176	28,742
Morton’s Restaurant Group, Inc.*	2,378	40,022
Shuffle Master, Inc.*	2,276	38,760

		207,443

Household Durables (1.0%)
La-Z-Boy, Inc.	2,546	29,763
Syntax-Brillian Corp.*	4,247	30,323

		60,086

Internet & Catalog Retail (0.7%)
dELiA*s, Inc.*	4,958	42,688

Internet Software & Services (6.1%)
Aladdin Knowledge Systems ADR — IL*	1,581	33,106
Ariba, Inc.*	3,312	29,212
CNET Networks, Inc.*	3,506	29,556
ECOLLEGE.COM, Inc.*	2,335	43,244
GigaMedia Ltd.*	4,817	67,823
Global Crossing Ltd.*	1,528	44,067
Internap Network Services*	2,224	34,161
LookSmart, Ltd.*	2,600	10,660
Opsware, Inc.*	5,958	47,843
Website Pros, Inc.*	4,546	41,323

		380,995

IT Services (0.7%)
Gartner, Inc. *	997	25,154
Lionbridge Technologies, Inc.*	3,520	17,882

		43,036

Leisure Equipment & Products (1.5%)
Callaway Golf Co.	2,699	48,474
RC2 Corp.*	1,158	46,158

		94,632

Life Sciences Tools & Services (3.3%)
Advanced Magnetics, Inc.*	583	38,362
Icon PLC — Sponsored ADR — IE*	1,727	81,048
QIAGEN N.V. ADR — NL*	4,821	85,476

		204,886

Machinery (5.0%)
Barnes Group, Inc.	894	21,724
Clarcor, Inc.	938	29,585
Columbus McKinnon Corp.*	1,240	30,702
ESCO Technologies, Inc.*	1,202	54,763
Flow International Corp.*	1,767	20,568
Force Protection, Inc.*	2,534	54,988
Gardner Denver, Inc.*	1,020	38,556
Trinity Industries, Inc.	1,303	60,459

		311,345

Media (2.6%)
Gray Television, Inc.	1,797	19,174
Lin TV Corp., Class A*	2,404	38,368
Martha Stewart Living Omnimedia, Inc.	2,892	54,977
Regal Entertainment Group, Class A	2,303	50,090

		162,609

Metals & Mining (2.3%)
Chaparral Steel	710	50,055
Haynes International, Inc.*	598	46,620
Northwest Pipe Co.*	1,219	43,579

		140,254

2007 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Growth Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Multiline Retail (0.5%)
99 Cents Only Stores*	2,169	$31,017

Oil, Gas & Consumable Fuels (5.3%)
Comstock Resources, Inc.*	1,164	33,000
Evergreen Energy, Inc.*	4,397	26,514
Frontier Oil Corp.	897	31,691
Global Industries Ltd.*	2,418	50,198
Hornbeck Offshore Services, Inc.*	1,148	36,311
Parallel Petroleum Corp.*	2,558	59,115
Petrohawk Energy Corp.*	4,156	60,054
W&T Offshore, Inc.	1,142	34,660

		331,543

Personal Products (0.3%)
Chattem, Inc.*	363	20,742

Pharmaceuticals (0.2%)
Santarus, Inc.*	1,896	14,485

Real Estate Investment Trusts (REITs) (4.5%)
Digital Reality Trust, Inc.	1,169	47,286
HFF, Inc., Class A*	1,983	31,689
Highland Hospitality Corp.	3,506	66,789
JER Investors Trust, Inc.	2,224	39,165
Redwood Trust, Inc.	963	48,352
Supertel Hospitality, Inc.	5,500	44,220

		277,501

Semiconductors & Semiconductor Equipment (5.3%)
Applied Micro Circuits Corp.*	11,231	31,559
Eagle Test Systems, Inc.*	1,719	29,687
RF Micro Devices, Inc.*	7,180	44,875
Silicon Motion Technology Corp. ADR — KY*	1,520	36,875
SiRF Technology Holdings, Inc.*	2,094	50,800
SRS Labs, Inc.*	4,513	59,572
Tessera Technologies, Inc.*	545	23,321
Zoran Corp.*	2,690	53,423

		330,112

Service Companies (0.5%)
24/7 Real Media, Inc.*	3,140	31,243

Software (6.2%)
Agile Software*	3,941	28,336
Aspen Technology, Inc.*	5,013	68,076
Glu Mobile, Inc.*	3,948	44,356
I2 Technologies, Inc.*	1,672	42,569
Informatica Corp.*	1,437	21,153
JDA Software Group, Inc.*	1,725	30,705
MICROS Systems, Inc.*	631	34,579
Parametric Technology Corp.*	2,009	35,700
Sybase, Inc.*	1,074	25,980
Tibco Software, Inc.*	4,116	37,538
Wind River Systems, Inc.*	1,869	18,372

		387,364

Specialty Retail (1.0%)
Blockbuster, Inc.*	8,282	51,348
Pier 1 Imports, Inc.	1,647	12,435

		63,783

Trading Companies & Distributors (1.8%)
Aircastle Ltd.	1,017	33,968
Houston Wire & Cable Co.*	791	23,319
MSC Industrial Direct Co., Class A	1,088	53,029

		110,316

Wireless Telecommunication Services (1.3%)
SBA Communications Corp.*	2,824	83,082

Total Common Stocks (Cost $5,464,135)		5,955,005

Repurchase Agreements (4.5%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $279,556, collateralized by U.S. Government Agency Mortgages with a market value of $285,106	$279,516	279,516

Total Investments (Cost $5,743,651) (a) — 99.8%		6,234,521
Other assets in excess of liabilities — 0.2%		11,313

NET ASSETS — 100.0%		$6,245,834

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

IE	Ireland

IL	Israel

KY	Cayman Islands

NL	Netherlands
See accompanying notes to financial statements

42 Semiannual Report 2007

Nationwide Small Cap Value Fund

How has the Fund performed during the six-month period ended April 30, 2007?

For the semiannual period ended April 30, 2007, the Nationwide Small Cap Value Fund (Class A at NAV) returned 5.53% versus 6.36% for the Fund’s benchmark, the Russell 2000 Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 748 funds as of April 30, 2007) was 8.48%.

Can you describe the market environment during the reporting period?

Small-cap stocks enjoyed a relatively strong period of performance, with the benchmark advancing in five out of six months during the period. February recorded the lone loss. Near the end of that month, a sudden plunge in the Chinese stock market spread to other global markets, producing one-day losses exceeding 3% in most widely followed U.S. indexes. The markets regained their footing with little delay, however, and resumed their upward march, enabling the benchmark to end the period near its all-time highs. Small-cap stocks trailed their large-cap and especially their mid-cap counterparts, while growth modestly outdistanced value in the small-cap space. By far, the strongest absolute performance in the benchmark came from the materials sector, where metals and mining stocks were standouts. Consumer staples were strong as well. Financials was the only benchmark sector to record a loss during the period.

What areas detracted from Fund performance?

On the negative side, stock selection in the information technology and consumer discretionary sectors detracted from Fund performance. In technology, the share price of marketing database company info USA Inc. was sidetracked by disappointing earnings. Likewise, in consumer discretionary, Fund holding Papa John’s International Inc., operator of a chain of pizzerias, reported lower-than-expected earnings and the stock was punished for it. Meanwhile, Directed Electronics Inc., an auto aftermarket supplier of auto security and audio equipment, was hurt by slackening demand for Sirius satellite radio, for which it is a key hardware partner.

What areas of investment provided the most positive returns for the Fund?

Industrials was the sector that added the most to Fund performance. Favorable stock selection was the primary driving force, and an overweighting was beneficial as well. A major contributor to Fund performance in industrials was Omega Navigation Enterprises, a provider of double-hull tankers for the oil industry. Aided by a double-digit dividend yield and robust demand for transportation of refined petroleum products, the stock advanced smartly in April. Fund holding Continental Airlines also performed well. In that case, we sold the stock into strength after it had rallied and energy prices began to creep back up. Several Fund holdings in the financials sector benefited our results, including Genesis Lease Ltd., an aircraft leasing company. The stock was helped by robust demand for commercial aircraft and tight supply of aircraft for sale, prompting higher leasing activity.

What is your outlook for the near term?

Over the short term, small-cap returns— and indeed the returns for the entire U.S. stock market—could be limited by the market’s recent strong gains, seasonal sluggishness and a slowing economy. Barring a recession, however, we think the market is capable of further upward progress once the recent gains have been consolidated. Valuations remain acceptable, if not outstanding, and we are still finding compelling opportunities at the individual company level.

Portfolio Managers: Gary Haubold, CFA, William Gerlach, CFA, and Charles Purcell, CFA

2007 Semiannual Report 43

Fund Performance	Nationwide Small Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2007)

				Gross	Net
		Six		Expense	Expense
		month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	5.53%	10.28%	2.45%	1.60%
	w/SC3	-0.56%	3.94%

Class B	w/o SC6	5.21%	9.84%	3.20%	2.35%
	w/SC4	0.21%	4.84%

Class C	w/o SC6	5.29%	9.92%	3.20%	2.35%
	w/SC5	4.29%	8.92%

Class R2		5.30%	10.04%	2.90%	2.05%

Institutional Service Class [2]		5.69%	10.45%	2.26%	1.41%

Institutional Class[2]		5.69%	10.45%	2.20%	1.35%

*	Not annualized

**	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

44 Semiannual Report 2007

Nationwide Small Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006 and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(April 30, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Value Fund			11/1/06	4/30/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,055.30	$8.41	1.65%
	Hypothetical	[1]	$1,000.00	$1,016.82	$8.28	1.65%

Class B	Actual		$1,000.00	$1,052.10	$12.06	2.37%
	Hypothetical	[1]	$1,000.00	$1,013.25	$11.90	2.37%

Class C	Actual		$1,000.00	$1,052.90	$11.96	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$11.80	2.35%

Class R	Actual		$1,000.00	$1,053.00	$10.44	2.05%
	Hypothetical	[1]	$1,000.00	$1,014.83	$10.29	2.05%

Institutional Service Class	Actual		$1,000.00	$1,056.90	$6.88	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.31	$6.78	1.35%

Institutional Class	Actual		$1,000.00	$1,056.90	$6.88	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.31	$6.78	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Semiannual Report 45

Nationwide Small Cap Value Fund
Portfolio Summary
April 30, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.9%
Repurchase Agreements	5.7%
Liabilities in excess of other assets	-1.6%

100.0%

Top Holdings*

Ashford Hospitality Trust	2.6%
Agrium, Inc.	2.4%
Omega Navigation Enterprises, Inc.	2.2%
First Industrial Realty Trust	1.9%
Genesis Lease Ltd. ADR — IE	1.8%
CBRE Realty Finance, Inc.	1.7%
infoUSA, Inc.	1.4%
Lexington Corporate Properties Trust	1.4%
Bell Microproducts, Inc.	1.4%
Toro Co.	1.3%
Other	81.9%

100.0%

Top Industries

Real Estate Investment Trusts	18.5%
Commercial Banks	6.0%
Machinery	5.5%
Chemicals	5.2%
Oil, Gas & Consumable Fuels	4.3%
Specialty Retail	4.0%
Textiles, Apparel & Luxury Goods	3.7%
Media	3.1%
Energy Equipment & Services	2.8%
Metals & Mining	2.6%
Other	44.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

46 Semiannual Report 2007

Statement of Investments
April 30, 2007 (Unaudited)

Nationwide Small Cap Value Fund

Common Stocks (95.9%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (0.7%)
AAR Corp.*	1,400	$42,756

Auto Components (0.4%)
Modine Manufacturing Co.	1,000	23,130

Building Products (0.5%)
Lennox International, Inc.	930	31,443

Capital Markets (0.4%)
MCG Capital Corp.	1,200	21,144

Chemicals (5.2%)
Agrium, Inc.	3,820	147,949
Albemarle Corp.	400	16,980
CF Industries Holdings, Inc.	400	15,876
Cytec Industries, Inc.	800	43,920
Fuller (H. B.) Co.	1,100	28,127
Terra Industries, Inc.*	2,300	40,572
Westlake Chemical Corp.	800	23,352

		316,776

Commercial Banks (6.0%)
Bank of Granite	3,500	56,455
Chittenden Corp.	900	26,154
Commercial Bankshares, Inc.	200	9,832
First Commonwealth Financial Corp.	3,000	33,390
Great Southern Bancorp, Inc.	1,000	27,380
Hanmi Financial Corp.	1,300	21,333
Horizon Financial Corp.	1,100	23,111
NBT Bancorp, Inc.	2,790	61,241
Sterling Financial Corp. (Spokane)	700	20,636
Trico Bancshares	1,300	27,859
Trustmark Corp.	900	23,949
United Community Banks, Inc.	300	8,868
WesBanco, Inc.	900	26,397

		366,605

Commercial Services & Supplies (1.8%)
Kelly Services, Inc.	800	22,960
Korn/ Ferry International*	800	18,856
Watson Wyatt Worldwide, Inc.	1,440	67,867

		109,683

Communications Equipment (1.7%)
C&D Technologies, Inc.*	8,830	44,415
Polycom, Inc.*	1,800	59,940

		104,355

Computers & Peripherals (0.4%)
Quantum Corp.*	9,700	26,675

Diversified Consumer Services (0.4%)
Regis Corp.	600	22,938

Diversified Telecommunication Services (0.7%)
Fairpoint Communications, Inc.	2,200	41,272

Electric Utilities (2.6%)
Allete, Inc.	600	29,046
IDACORP, Inc.	1,100	37,895
Sierra Pacific Resources*	2,800	51,128
Westar Energy, Inc.	1,500	40,830

		158,899

Electronic Equipment & Instruments (2.5%)
Bell Microproducts, Inc.*	12,100	82,280
Technitrol, Inc.	2,500	67,075

		149,355

Energy Equipment & Services (2.8%)
Allis-Chalmers Energy, Inc.*	800	15,480
Carbo Ceramics, Inc.	500	21,725
Complete Production Services*	1,200	28,884
RPC Energy Services, Inc.	2,100	34,629
Superior Well Services, Inc.*	1,760	44,528
W-H Energy Services, Inc.*	500	27,055

		172,301

Food Products (0.9%)
Corn Products International, Inc.	700	27,874
Flowers Foods, Inc.	900	28,071

		55,945

Gas Distribution (1.0%)
Piedmont Natural Gas Co., Inc.	2,300	60,697

Gas Utilities (2.1%)
New Jersey Resources Corp.	300	16,110
Southwest Gas Corp.	800	30,312
The Laclede Group, Inc.	880	27,623
UGI Corp.	1,800	51,048

		125,093

Health Care Equipment & Supplies (1.3%)
Cutera, Inc.*	900	26,352
DJ Orthopedics, Inc.*	1,300	50,778

		77,130

2007 Semiannual Report 47

Statement of Investments (Continued)
April 30, 2007 (Unaudited)

Nationwide Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Providers & Services (0.9%)
Healthspring, Inc.*	600	$14,112
Hythiam, Inc.*	5,720	39,754

		53,866

Household Durables (0.3%)
Directed Electronics, Inc.*	300	3,006
Ryland Group, Inc. (The)	400	17,720

		20,726

Insurance (2.3%)
CNA Surety Corp.*	2,200	45,408
Commerce Group, Inc.	1,500	48,915
Hilb, Rogal & Hamilton Co.	300	13,035
Infinity Property & Casualty Corp.	700	32,557

		139,915

Internet Software & Services (0.9%)
Ariba, Inc.*	1,500	13,230
Blue Coat Systems, Inc.*	700	24,542
Vignette Corp.*	1,000	18,520

		56,292

IT Services (2.1%)
infoUSA, Inc.	9,000	84,510
Ness Technologies, Inc.*	3,250	43,355

		127,865

Machinery (5.5%)
Actuant Corp.	900	47,700
Astec Industries, Inc.*	60	2,442
Cascade Corp.	300	18,591
Columbus McKinnon Corp.*	1,800	44,568
Enpro Industries, Inc.*	660	24,856
Hardinge, Inc.	1,330	36,987
Harsco Corp.	900	45,900
Nordson Corp.	400	18,332
Robbins & Myers, Inc.	300	11,529
Toro Co.	1,600	80,400

		331,305

Manufacturing (2.5%)
Darling International, Inc.*	9,000	69,030
Gerber Scientific, Inc.*	1,000	10,010
L.B. Foster Co.*	3,180	73,076

		152,116

Marine (2.2%)
Omega Navigation Enterprises, Inc.	6,900	136,413

Media (3.1%)
Courier Corp.	400	15,920
DreamWorks Animation SKG, Inc., Class A*	1,600	46,848
Emmis Communications Corp.	1,800	17,982
Morningstar, Inc.*	1,100	57,277
Regal Entertainment Group, Class A	890	19,358
Scholastic Corp.*	1,000	30,870

		188,255

Metals & Mining (2.6%)
A. M. Castle & Co.	830	28,137
Commercial Metals Co.	800	26,824
Grupo Simec, SA de C.V. ADR — MX*	3,190	40,385
IAMGOLD Corp.	2,100	17,052
Reliance Steel & Aluminum Co.	800	47,520

		159,918

Multi-Utilities (2.2%)
Avista Corp.	1,100	25,949
PNM, Inc.	1,900	61,845
Vectren Corp.	1,600	46,512

		134,306

Multiline Retail (1.1%)
Big Lots, Inc.*	1,100	35,420
Bon-Ton Stores, Inc.	600	29,802

		65,222

Oil, Gas & Consumable Fuels (4.3%)
Atmos Energy Corp.	1,300	41,236
Aurora Oil & Gas Corp.*	18,200	47,866
Bois d’Arc Energy, Inc.*	800	11,976
Cabot Oil & Gas Corp.	500	18,210
Encore Acquisition Co.*	1,000	26,710
Evergreen Energy, Inc.*	3,100	18,693
Giant Industries, Inc.*	400	29,988
Rossetta Resources, Inc.*	1,100	23,661
St. Mary Land & Exploration Co.	400	14,648
Stone Energy Corp.*	1,020	30,223

		263,211

Personal Products (1.4%)
Physicians Formula Holdings, Inc.*	2,560	53,811
Prestige Brands Holdings, Inc.*	2,300	29,923

		83,734

48 Semiannual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (0.3%)
Perrigo Co.	1,100	$20,900

Real Estate Investment Trusts (REITs) (18.5%)
American Home Mortgage Investment Corp.	2,300	56,994
Ashford Hospitality Trust	13,100	157,200
CBL & Associates Properties, Inc.	700	31,815
CBRE Realty Finance, Inc.	8,000	103,600
Cedarshopping Centers, Inc.	3,100	49,507
Equity Inns, Inc.	1,300	22,230
First Industrial Realty Trust	2,700	118,233
Hersha Hospitality Trust	6,580	78,170
Hospitality Properties Trust	400	18,212
Investors Real Estate Trust	4,100	43,255
Lasalle Hotel Properties	300	13,929
Lexington Corporate Properties Trust	3,970	82,933
LTC Properties, Inc.	800	20,056
Mack-Cali Realty Corp.	1,100	53,867
Medical Properties Trust, Inc.	3,300	46,992
National Retail Properties, Inc.	1,800	43,110
Nationwide Health Properties, Inc.	1,100	35,266
Omega Health Care Products & Services Investors, Inc.	2,100	35,280
Quadra Realty Trust, Inc.*	5,050	70,549
Urstadt Biddle Properties	2,300	41,722

		1,122,920

Real Estate Management & Development (0.8%)
SonomaWest Holdings, Inc.*	1,900	48,450

Semiconductors & Semiconductor Equipment (0.5%)
MKS Instruments, Inc.*	1,100	29,645

Software (2.2%)
Agile Software*	3,200	23,008
Henry (Jack) & Associates, Inc.	800	19,000
Sybase, Inc.*	1,100	26,609
Tibco Software, Inc.*	6,900	62,928

		131,545

Specialty Retail (4.0%)
Cache, Inc.*	1,100	18,986
DSW Inc., Class A*	1,400	54,264
Finish Line, Inc., Class A (The)	1,000	13,190
Group 1 Automotive, Inc.	900	36,900
Hibbett Sports, Inc.*	1,100	32,065
J Crew Group, Inc.*	300	12,147
MarineMax, Inc.*	1,600	31,728
Talbots, Inc.	1,800	42,300

		241,580

Textiles, Apparel & Luxury Goods (3.7%)
Hartmarx Corp.*	3,200	21,056
Kellwood Co.	1,600	45,088
Phillips-Van Heusen Corp.	700	39,130
UniFirst Corp.	760	31,981
Warnaco Group, Inc. (The)*	1,900	53,732
Wolverine World Wide, Inc.	1,200	34,296

		225,283

Thrifts & Mortgage Finance (0.5%)
Tierone Corp.	1,300	31,577

Trading Companies & Distributors (0.8%)
Interline Brands, Inc.*	2,000	43,720
MSC Industrial Direct Co., Class A	120	5,849

		49,569

Transportation (1.8%)
Genesis Lease Ltd. Sponsored ADR — IE*	4,100	110,700

Total Common Stocks (Cost $5,894,698)		5,831,510

Repurchase Agreements (5.7%)
Nomura Securities, 5.10%, dated 04/30/07, due 05/01/07, repurchase price $350,610, collateralized by U.S. Government Agency Mortgages with a market value of $357,572	$350,560	350,560

Total Investments (Cost $6,245,258) (a) — 101.6%		6,182,070
Liabilities in excess of other assets — (1.6)%		(99,428)

NET ASSETS — 100.0%		$6,082,642

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depository Receipt

IE	Ireland

MX	Mexico
See accompanying notes to financial statements

2007 Semiannual Report 49

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

				Nationwide
				Small Cap
	Nationwide	Nationwide	Nationwide	Growth	Nationwide
	Hedged Core	Market	Small Cap	Opportunities	Small
	Equity Fund	Neutral Fund	Core Fund	Fund	Cap Value Fund

Assets:
Investments, at value (Cost $4,737,433; $10,940,573; $5,862,073; $5,464,135 and $5,894,698)	$5,160,126	$11,518,045	$5,992,339	$5,955,005	$5,831,510
Repurchase agreements, at cost and value	525,938	1,731,863	83,397	279,516	350,560

Total Investments	5,686,064	13,249,908	6,075,736	6,234,521	6,182,070

Deposits with broker for securities sold short	1,417,311	10,378,264	–	–	–
Interest and dividends receivable	9,122	48,549	1,321	1,805	6,386
Receivable for capital shares issued	–	6,448	–	2,000	–
Receivable for investments sold	–	–	–	104,049	526,961
Receivable from adviser	–	–	411	644	–
Prepaid expenses and other assets	80	16	11,436	397	15,123

Total Assets	7,112,577	23,683,185	6,088,904	6,343,416	6,730,540

Liabilities:
Payable to custodian	–	–	–	890	–
Payable for investments purchased	–	–	–	86,136	646,323
Payable for capital shares redeemed	–	44,120	–	–	–
Securities sold short, at value (Proceeds $1,498,851; $10,857,287; $0; $0 and $0 )	1,575,245	11,503,618	–	–	–
Accrued expenses and other payables:
Investment advisory fees	670	8,503	–	–	281
Fund administration and transfer agent fees	210	6	451	1,195	709
Distribution fees	24	7	279	76	230
Administrative servicing fees	2	2	52	7	30
Compliance program fees	20	43	22	23	22
Other	3,289	8,808	540	9,255	303

Total Liabilities	1,579,460	11,565,107	1,344	97,582	647,898

Net Assets	$5,533,117	$12,118,078	$6,087,560	$6,245,834	$6,082,642

Represented by:
Capital	$5,141,164	$12,271,205	$5,679,090	$5,277,883	$5,757,353
Accumulated net investment income (loss)	870	26,697	2,497	(16,181)	14,048
Accumulated net realized gains (losses) on investment transactions	44,784	(110,965)	275,707	493,262	374,429
Net unrealized appreciation (depreciation) on investments	346,299	(68,859)	130,266	490,870	(63,188)

Net Assets	$5,533,117	$12,118,078	$6,087,560	$6,245,834	$6,082,642

See accompanying notes to financial statements.

50 Semiannual Report 2007

Statements of Assets and Liabilities (Continued)

							Nationwide
							Small Cap
	Nationwide		Nationwide		Nationwide		Growth		Nationwide
	Hedged Core		Market		Small Cap		Opportunities		Small
	Equity Fund		Neutral Fund		Core Fund		Fund		Cap Value Fund

Net Assets:
Class A Shares	$108,833		$81,973		$433,539		$118,944		$332,786
Class B Shares	1,077		984		20,967		4,217		1,098
Class C Shares	1,077		984		230,846		88,440		222,260
Class R Shares	1,079		986		1,075		1,201		1,100
Institutional Service Class Shares	1,084		990		1,080		1,207		1,105
Institutional Class Shares	5,419,967		12,032,161		5,400,053		6,031,825		5,524,293

Total	$5,533,117		$12,118,078		$6,087,560		$6,245,834		$6,082,642

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,099		8,385		40,232		10,018		31,390
Class B Shares	100		100		1,953		357		104
Class C Shares	100		100		21,509		7,475		20,996
Class R Shares	100		101		100		101		104
Institutional Service Class Shares	101		101		100		101		104
Institutional Class Shares	503,428		1,227,613		500,533		507,304		520,482

Total	513,928		1,236,400		564,427		525,356		573,180

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.78		$9.78		$10.78		$11.87		$10.60
Class B Shares (a)	$10.74	(c)	$9.80	(c)	$10.73	(c)	$11.82	(c)	$10.59	(c)
Class C Shares (b)	$10.74	(c)	$9.80	(c)	$10.73		$11.83		$10.59
Class R Shares	$10.75	(c)	$9.80	(c)	$10.75		$11.85	(c)	$10.60	(c)
Institutional Service Class Shares	$10.76	(c)	$9.81	(c)	$10.78	(c)	$11.89	(c)	$10.61	(c)
Institutional Class Shares	$10.77		$9.80		$10.79		$11.89		$10.61
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.44		$10.38		$11.44		$12.59		$11.25
Maximum Sales Charge:

Class A	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2007 Semiannual Report 51

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

				Nationwide
				Small Cap
	Nationwide	Nationwide	Nationwide	Growth	Nationwide
	Hedged Core	Market	Small Cap	Opportunities	Small Cap
	Equity Fund	Neutral Fund	Core Fund	Fund	Value Fund

INVESTMENT INCOME:
Interest income	$40,165	$227,169	$3,626	$6,142	$3,178
Dividend income	49,101	57,115	34,592	16,555	62,855

Total Income	89,266	284,284	38,218	22,697	66,033

Expenses:
Investment advisory fees	32,827	60,300	23,612	27,393	26,349
Fund administration and transfer agent fees	2,047	5,204	3,861	4,337	3,800
Distribution fees Class A	72	9	263	29	152
Distribution fees Class B	5	5	34	7	5
Distribution fees Class C	5	5	325	68	195
Distribution fees Class R	2	2	2	2	2
Administrative servicing fees Class A	—	—	49	5	28
Administrative servicing fees Class R	2	2	2	2	2
Dividend expense for securities sold short	15,899	94,365	—	—	—
Registration and filing fees	23,194	22,994	25,746	25,244	25,288
Trustee fees	4	101	66	69	67
Compliance program fees (Note 3)	43	69	45	47	45
Custodian fees	211	246	312	314	480
Other	6,778	5,664	4,284	5,756	4,371

Total expenses before reimbursed expenses	81,089	188,966	58,601	63,273	60,784
Earnings credit (Note 5)	(105)	(123)	(156)	(157)	(140)
Expenses reimbursed	(21,604)	(14,757)	(22,979)	(24,182)	(22,777)
Expenses voluntarily waived by administrator	(51)	(107)	(54)	(56)	(54)

Net expenses	59,329	173,979	35,412	38,878	37,813

Net Investment Income (Loss)	29,937	110,305	2,806	(16,181)	28,220

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	52,801	(100,726)	275,707	493,262	375,499
Change in unrealized appreciation/(depreciation) on investments	216,983	(93,086)	(65,518)	236,839	(89,694)

Net realized/unrealized gains (losses) from investments	269,784	(193,812)	210,189	730,101	285,805

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$299,721	$(83,507)	$212,995	$713,920	$314,025

See accompanying notes to financial statements.

52 Semiannual Report 2007

Statements of Changes in Net Assets

	Nationwide Hedged Core		Nationwide Market
	Equity Fund		Neutral Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)	April 30, 2007	October 31, 2006 (a)

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$29,937	$2,284	$110,305	$15,285
Net realized gains (losses) from investments transactions	52,801	(7,229)	(100,726)	(9,976)
Net change in unrealized appreciation/(depreciation) investments	216,983	129,316	(93,086)	24,227

Change in net assets from operations	299,721	124,371	(83,507)	29,536

Distributions to Shareholders:
From net investment income:
Class A	(287)	–	(86)	–
Class B	(2)	–	(4)	–
Class C	(2)	–	(4)	–
Class R	(4)	–	(6)	–
Institutional Service Class	(7)	–	(9)	–
Institutional Class	(35,909)	–	(103,119)	–

Change in net assets from shareholder distributions	(36,211)	–	(103,228)	–

Change in net assets from capital transactions	140,236	5,005,000	7,270,277	5,005,000

Change in net assets	403,746	5,129,371	7,083,542	5,034,536

Net Assets:
Beginning of period	5,129,371	–	5,034,536	–

End of period	$5,533,117	$5,129,371	$12,118,078	$5,034,536

Accumulated net investment income at end of period	$870	$7,144	$26,697	$19,620

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See accompanying notes to financial statements.

2007 Semiannual Report 53

Statements of Changes in Net Assets (Continued)

	Nationwide Hedged Core		Nationwide Market
	Equity Fund		Neutral Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)	April 30, 2007	October 31, 2006 (a)

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$104,296	$1,000	$104,280	$1,000
Dividends reinvested	17	–	86	–
Cost of shares redeemed (b)	–	–	(23,459)	–

Total Class A	104,313	1,000	80,907	1,000

Class B Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	2	–	4	–

Total Class B	2	1,000	4	1,000

Class C Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	2	–	4	–

Total Class C	2	1,000	4	1,000

Class R Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	4	–	6	–

Total Class R	4	1,000	6	1,000

Institutional Service Class Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	7	–	9	–

Total Institutional Service Class	7	1,000	9	1,000

Institutional Class Shares
Proceeds from shares issued	–	5,000,000	7,328,260	5,000,000
Dividends reinvested	35,908	–	103,118	–
Cost of shares redeemed (b)	–	–	(242,031)	–

Total Institutional Class	35,908	5,000,000	7,189,347	5,000,000

Change in net assets from capital transactions:	$140,236	$5,005,000	$7,270,277	$5,005,000

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Includes redemption fees, if any.

See accompanying notes to financial statements.

54 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Hedged Core			Nationwide Market
	Equity Fund			Neutral Fund
	Six Months Ended		Year Ended	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006 (a)	April 30, 2007		October 31, 2006 (a)

	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	$9,997		$100	$10,667		$100
Reinvested	2		–	9		–
Redeemed	–		–	(2,391)		–

Total Class A Shares	9,999		100	8,285		100

Class B Shares
Issued	–		100	–		100
Reinvested	–	(b)	–	–	(b)	–

Total Class B Shares	–		100	–		100

Class C Shares
Issued	–		100	–		100
Reinvested	–	(b)	–	–	(b)	–

Total Class C Shares	–		100	–		100

Class R Shares
Issued	–		100	–		100
Reinvested	–	(b)	–	1		–

Total Class R Shares	–		100	1		100

Institutional Service Class Shares
Issued	–		100	–		100
Reinvested	1		–	1		–

Total Institutional Service Class Shares	1		100	1		100

Institutional Class Shares
Issued	–		500,000	741,749		500,000
Reinvested	3,428		–	10,455		–
Redeemed	–		–	(24,591)		–

Total Institutional Class Shares	3,428		500,000	727,613		500,000

Change in shares:	13,428		500,500	735,900		500,500

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Amount is less than 1 share.

See accompanying notes to financial statements.

2007 Semiannual Report 55

Statements of Changes in Net Assets (Continued)

	Nationwide Small		Nationwide Small Cap Growth
	Cap Core Fund		Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)	April 30, 2007	October 31, 2006 (a)

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,806	$926	$(16,181)	$(1,946)
Net realized gains on investment transactions	275,707	–	493,262	80,108
Net change in unrealized appreciation/(depreciation) investments	(65,518)	195,784	236,839	254,031

Change in net assets from operations	212,995	196,710	713,920	332,193

Distributions to Shareholders from:
Net investment income:
Class A	(16)	–	–	–
Institutional Service Class	(1)	–	(1)	–
Institutional Class	(5,742)	–	(2,577)	–
Net realized gains:
Class A	–	–	(16)	–
Class B	–	–	(16)	–
Class C	–	–	(16)	–
Class R	–	–	(16)	–
Institutional Service Class	–	–	(16)	–
Institutional Class	–	–	(80,028)	–

Change in net assets from shareholder distributions	(5,759)	–	(82,686)	–

Change in net assets from capital transactions	678,614	5,005,000	177,407	5,105,000

Change in net assets	885,850	5,201,710	808,641	5,437,193

Net Assets:
Beginning of period	5,201,710	–	5,437,193	–

End of period	$6,087,560	$5,201,710	$6,245,834	$5,437,193

Accumulated net investment income (loss) at end of period	$2,497	$5,450	$(16,181)	$2,578

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See accompanying notes to financial statements.

56 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Small		Nationwide Small Cap Growth
	Cap Core Fund		Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)	April 30, 2007	October 31, 2006 (a)

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$444,222	$1,000	$114,983	$–
Dividends reinvested	16	–	16	–
Cost of shares redeemed (b)	(17,367)	–	(5)	–

Total Class A	426,871	1,000	114,994	1,000

Class B Shares
Proceeds from shares issued	19,495	1,000	3,000	1,000
Dividends reinvested	–	–	16	–

Total Class B	19,495	1,000	3,016	1,000

Class C Shares
Proceeds from shares issued	325,827	1,000	85,957	1,000
Dividends reinvested	–	–	16	–
Cost of shares redeemed (b)	(99,675)	–	–	–

Total Class C	226,152	1,000	85,973	1,000

Class R Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	–	–	16	–

Total Class R	–	1,000	16	1,000

Institutional Service Class Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	1	–	16	–

Total Institutional Service Class	1	1,000	16	1,000

Institutional Class Shares
Proceeds from shares issued	401	5,000,000	–	5,100,000
Dividends reinvested	5,742	–	82,606	–
Cost of shares redeemed (b)	(48)	–	(109,214)	–

Total Institutional Class	6,095	5,000,000	(26,608)	5,100,000

Change in net assets from capital transactions:	$678,614	$5,005,000	$177,407	$5,105,000

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Semiannual Report 63

Statements of Changes in Net Assets (Continued)

	Nationwide Small		Nationwide Small Cap Growth
	Cap Core Fund		Opportunities Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)	April 30, 2007	October 31, 2006 (a)

	(Unaudited)		(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	$41,734	$100	$9,917	$100
Reinvested	1	–	1	–
Redeemed	(1,603)	–	–	–

Total Class A Shares	40,132	100	9,918	100

Class B Shares
Issued	1,853	100	256	100
Reinvested	–	–	1	–

Total Class B Shares	1,853	100	257	100

Class C Shares
Issued	30,550	100	7,374	100
Reinvested	–	–	1	–
Redeemed	(9,141)	–	–	–

Total Class C Shares	21,409	100	7,375	100

Class R Shares
Issued	–	100	–	100
Reinvested	–	–	1	–

Total Class R Shares	–	100	1	100

Institutional Service Class Shares
Issued	–	100	–	100
Reinvested	–	–	1	–

Total Institutional Service Class Shares	–	100	1	100

Institutional Class Shares
Issued	–	500,000	–	509,434
Reinvested	533	–	7,442	–
Redeemed	–	–	(9,572)	–

Total Institutional Class Shares	533	500,000	(2,130)	509,434

Change in shares:	63,927	500,500	15,422	509,934

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See accompanying notes to financial statements.

64 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Value Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$28,220	$1,240
Net realized gains on investment transactions	375,499	197,902
Net change in unrealized appreciation/(depreciation) investments	(89,694)	26,506

Change in net assets from operations	314,025	225,648

Distributions to Shareholders:
From net investment income:
Class A	(145)	—
Class B	– (b)
Class C	(14)	—
Class R	(1)	—
Institutional Service Class	(4)	—
Institutional Class	(19,771)	—
Net realized gains:
Class A	(250)	—
Class B	(39)	—
Class C	(39)	—
Class R	(39)	—
Institutional Service Class	(39)	—

Institutional Class	(198,566)	–

Change in net assets from shareholder distributions	(218,907)	–

Change in net assets from capital transactions	656,876	5,105,000

Change in net assets	751,994	5,330,648

Net Assets:
Beginning of period	5,330,648	–

End of period	$6,082,642	$5,330,648

Accumulated net investment income at end of period	$14,048	$5,763

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Amount is less than $1.

See accompanying notes to financial statements.

2007 Semiannual Report 65

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Value Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$352,155	$1,000
Dividends reinvested	157	–
Cost of shares redeemed(b)	(31,193)	–

Total Class A	321,119	1,000

Class B Shares
Proceeds from shares issued	—	1,000
Dividends reinvested	39	—

Total Class B	39	1,000

Class C Shares
Proceeds from shares issued	216,023	1,000
Dividends reinvested	44	—

Total Class C	216,067	1,000

Class R Shares
Proceeds from shares issued	—	1,000
Dividends reinvested	40	—

Total Class R	40	1,000

Institutional Service Class Shares
Proceeds from shares issued	—	1,000
Dividends reinvested	43	—

Total Institutional Service Class	43	1,000

Institutional Class Shares
Proceeds from shares issued	588	5,100,000
Dividends reinvested	218,336	—
Cost of shares redeemed (b)	(99,356)	—

Total Institutional Class	119,568	5,100,000

Change in net assets from capital transactions:	$656,876	$5,105,000

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Includes redemption fees, if any.

See accompanying notes to financial statements.

66 Semiannual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Value Fund
	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006 (a)

	(Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	$34,292	$100
Reinvested	15	—
Redeemed	(3,017)	—

Total Class A Shares	31,290	100

Class B Shares
Issued	—	100
Reinvested	4	—

Total Class B Shares	4	100

Class C Shares
Issued	20,892	100
Reinvested	4	—

Total Class C Shares	20,896	100

Class R Shares
Issued	—	100
Reinvested	4	—

Total Class R Shares	4	100

Institutional Service Class Shares
Issued	—	100
Reinvested	4	—

Total Institutional Service Class Shares	4	100

Institutional Class Shares
Issued	—	509,461
Reinvested	20,858	—
Redeemed	(9,837)	—

Total Institutional Class Shares	11,021	509,461

Change in shares:	63,219	509,961

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See accompanying notes to financial statements.

2007 Semiannual Report 61

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Hedged Core Equity Fund

						Distributions
		Investment Activities
				Net Realized
	Net Asset	Net		and	Total
	Value,	Investment		Unrealized	from	Net
	Beginning	Income		Gains on	Investment	Investment	Total
	of Period	(Loss)		Investments	Activities	Income	Distributions

Class A Shares
Period Ended October 31, 2006 (g)	$10.00	—(h	)	0.25	0.25	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.25	0.04		0.55	0.59	(0.06)	(0.06)
Class B Shares
Period Ended October 31, 2006 (g)	$10.00	(0.01)		0.25	0.24	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.24	0.01		0.51	0.52	(0.02)	(0.02)
Class C Shares
Period Ended October 31, 2006 (g)	$10.00	(0.01)		0.25	0.24	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.24	0.01		0.51	0.52	(0.02)	(0.02)
Class R Shares
Period Ended October 31, 2006 (g)	$10.00	–(h	)	0.24	0.24	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.24	0.03		0.52	0.55	(0.04)	(0.04)
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	$10.00	–(h	)	0.25	0.25	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.25	0.06		0.52	0.58	(0.07)	(0.07)
Institutional Class Shares
Period Ended October 31, 2006 (g)	$10.00	–(h	)	0.25	0.25	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.25	0.06		0.53	0.59	(0.07)	(0.07)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios / Supplemental Data
							Ratio of
					Ratio of Net		Expenses
	Net Asset		Net Assets	Ratio of	Investment		(Prior to
	Value,		at End of	Expenses	Income (Loss)		Reimbursements)
	End	Total	Period	to Average	to Average		to Average Net
	of Period	Return (a) (b)	(000’s)	Net Assets (c)	Net Assets (c)		Assets (c) (d)

Class A Shares
Period Ended October 31, 2006 (g)	$10.25	2.50%	$1	2.30%	0.32%		2.85%
Six Months Ended April 30, 2007 (Unaudited)	$10.78	5.76%	$109	2.61%	0.58%		3.57%
Class B Shares
Period Ended October 31, 2006 (g)	$10.24	2.40%	$1	3.59%	(0.62%	)	4.62%
Six Months Ended April 30, 2007 (Unaudited)	$10.74	5.09%	$1	3.31%	0.08%		4.32%
Class C Shares
Period Ended October 31, 2006 (g)	$10.24	2.40%	$1	3.59%	(0.62%	)	4.69%
Six Months Ended April 30, 2007 (Unaudited)	$10.74	5.09%	$1	3.31%	0.08%		4.32%
Class R Shares
Period Ended October 31, 2006 (g)	$10.24	2.40%	$1	3.23%	(0.25%	)	4.01%
Six Months Ended April 30, 2007 (Unaudited)	$10.75	5.36%	$1	2.95%	0.45%		3.77%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	$10.25	2.50%	$1	2.51%	0.47%		3.61%
Six Months Ended April 30, 2007 (Unaudited)	$10.76	5.70%	$1	2.25%	1.14%		3.26%
Institutional Class Shares
Period Ended October 31, 2006 (g)	$10.25	2.50%	$5,124	2.39%	0.50%		3.34%
Six Months Ended April 30, 2007 (Unaudited)	$10.77	5.79%	$5,420	2.25%	1.15%		3.08%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of
	Investment
	Income (Prior to
	Reimbursements)
	to Average		Dividend	Portfolio
	Net Assets (c) (d)		Expense (e) (c)	Turnover (f)

Class A Shares
Period Ended October 31, 2006 (g)	(0.23%	)	0.79%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(0.38%	)	0.61%	92.01%
Class B Shares
Period Ended October 31, 2006 (g)	(1.65%	)	0.79%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(0.93%	)	0.61%	92.01%
Class C Shares
Period Ended October 31, 2006 (g)	(1.72%	)	0.79%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(0.93%	)	0.61%	92.01%
Class R Shares
Period Ended October 31, 2006 (g)	(1.03%	)	0.79%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(0.37%	)	0.61%	92.01%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	(0.63%	)	0.79%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	0.13%		0.61%	92.01%
Institutional Class Shares
Period Ended October 31, 2006 (g)	(0.45%	)	0.79%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	0.32%		0.61%	92.01%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

62 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Market Neutral Fund

		Investment Activities			Distributions
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment	Total
	of Period	Income	Investments	Activities	Income	Distributions

Class A Shares
Period Ended October 31, 2006 (g)	$10.00	0.03	0.03	0.06	–	–
Six Months Ended April 30, 2007 (Unaudited) (h)	$10.06	0.07	(0.27)	(0.20)	(0.08)	(0.08)
Class B Shares
Period Ended October 31, 2006 (g)	$10.00	0.02	0.03	0.05	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.05	0.06	(0.27)	(0.21)	(0.04)	(0.04)
Class C Shares
Period Ended October 31, 2006 (g)	$10.00	0.02	0.03	0.05	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.05	0.06	(0.27)	(0.21)	(0.04)	(0.04)
Class R Shares
Period Ended October 31, 2006 (g)	$10.00	0.02	0.03	0.05	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.05	0.09	(0.28)	(0.19)	(0.06)	(0.06)
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	$10.00	0.03	0.03	0.06	–	–
Six Months Ended April 30, 2007 (Unaudited)	$10.06	0.12	(0.28)	(0.16)	(0.09)	(0.09)
Institutional Class Shares
Period Ended October 31, 2006 (g)	$10.00	0.03	0.03	0.06	–	–
Six Months Ended April 30, 2007 (Unaudited) (h)	$10.06	0.12	(0.29)	(0.17)	(0.09)	(0.09)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data
						Ratio of
					Ratio of	Net
				Net Assets	Expenses	Investment
	Net Asset			at End of	to Average	Income to
	Value, End	Total		Period	Net	Average
	of Period	Return (a) (b)		(000’s)	Assets (c)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (g)	$10.06	0.60%		$1	2.23%	3.56%
Six Months Ended April 30, 2007 (Unaudited) (h)	$9.78	(1.96%	)	$82	4.48%	1.42%
Class B Shares
Period Ended October 31, 2006 (g)	$10.05	0.50%		$1	3.45%	2.10%
Six Months Ended April 30, 2007 (Unaudited)	$9.80	(2.07%	)	$1	4.66%	1.39%
Class C Shares
Period Ended October 31, 2006 (g)	$10.05	0.50%		$1	3.45%	2.10%
Six Months Ended April 30, 2007 (Unaudited)	$9.80	(2.07%	)	$1	4.66%	1.39%
Class R Shares
Period Ended October 31, 2006 (g)	$10.05	0.50%		$1	3.09%	2.46%
Six Months Ended April 30, 2007 (Unaudited)	$9.80	(1.90%	)	$1	4.30%	1.75%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	$10.06	0.60%		$1	2.36%	3.19%
Six Months Ended April 30, 2007 (Unaudited)	$9.81	(1.57%	)	$1	3.58%	2.47%
Institutional Class Shares
Period Ended October 31, 2006 (g)	$10.06	0.60%		$5,030	2.24%	3.37%
Six Months Ended April 30, 2007 (Unaudited) (h)	$9.80	(1.67%	)	$12,032	3.61%	2.29%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
	Ratio of	Ratio of
	Expenses	Investment
	(Prior to	Income (Prior to
	Reimbursements)	Reimbursements)
	to Average Net	to Average		Dividend	Portfolio
	Assets (c) (d)	Net Assets (c) (d)		Expense (e) (c)	Turnover (f)

Class A Shares
Period Ended October 31, 2006 (g)	2.82%	2.97%		0.64%	0.00%
Six Months Ended April 30, 2007 (Unaudited) (h)	5.99%	(0.09%	)	1.96%	154.81%
Class B Shares
Period Ended October 31, 2006 (g)	4.48%	1.07%		0.64%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	6.06%	(0.01%	)	1.96%	154.81%
Class C Shares
Period Ended October 31, 2006 (g)	4.53%	1.02%		0.64%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	6.07%	(0.02%	)	1.96%	154.81%
Class R Shares
Period Ended October 31, 2006 (g)	3.89%	1.65%		0.64%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	5.77%	0.28%		1.96%	154.81%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	3.45%	2.10%		0.64%	0.00%
Six Months Ended April 30, 2007 (Unaudited)	5.05%	0.99%		1.96%	154.81%
Institutional Class Shares
Period Ended October 31, 2006 (g)	3.21%	2.40%		0.64%	0.00%
Six Months Ended April 30, 2007 (Unaudited) (h)	3.92%	1.98%		1.96%	154.81%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Semiannual Report 63

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Small Cap Core Fund

		Investment Activities
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Six Months Ended April 30, 2007 (Unaudited)	$10.39	(0.01)	0.41	0.40
Class B Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.39	0.38
Six Months Ended April 30, 2007 (Unaudited)	$10.38	(0.03)	0.38	0.35
Class C Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.39	0.38
Six Months Ended April 30, 2007 (Unaudited)	$10.38	(0.03)	0.38	0.35
Class R Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Six Months Ended April 30, 2007 (Unaudited)	$10.39	(0.03)	0.39	0.36
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Six Months Ended April 30, 2007 (Unaudited)	$10.39	0.01	0.39	0.40
Institutional Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Six Months Ended April 30, 2007 (Unaudited)	$10.39	0.01	0.40	0.41

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$1	1.52%
Six Months Ended April 30, 2007 (Unaudited)	(0.01)	(0.01)	$10.78	3.85%	$434	1.55%
Class B Shares
Period Ended October 31, 2006 (f)	–	–	$10.38	3.80%	$1	2.25%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.73	3.37%	$21	2.25%
Class C Shares
Period Ended October 31, 2006 (f)	–	–	$10.38	3.80%	$1	2.25%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.73	3.37%	$231	2.25%
Class R Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$1	1.99%
Six Months Ended April 30, 2007 (Unaudited)	–	–	$10.75	3.46%	$1	1.94%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$1	1.27%
Six Months Ended April 30, 2007 (Unaudited)	(0.01)	(0.01)	$10.78	3.86%	$1	1.26%
Institutional Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$5,197	1.25%
Six Months Ended April 30, 2007 (Unaudited)	(0.01)	(0.01)	$10.79	3.96%	$5,400	1.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average	Portfolio
	Net Assets (c)	Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2006 (f)	(0.38%)	2.56%	(1.42%)	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(0.46%)	2.38%	(1.29%)	156.12%
Class B Shares
Period Ended October 31, 2006 (f)	(0.81%)	3.17%	(1.73%)	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(1.16%)	3.11%	(2.02%)	156.12%
Class C Shares
Period Ended October 31, 2006 (f)	(0.81%)	3.17%	(1.73%)	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(1.23%)	3.10%	(2.08%)	156.12%
Class R Shares
Period Ended October 31, 2006 (f)	(0.45%)	3.07%	(1.53%)	0.00%
Six Months Ended April 30, 2007 (Unaudited)	(0.57%)	3.03%	(1.66%)	156.12%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	0.26%	2.52%	(0.98%)	0.00%
Six Months Ended April 30, 2007 (Unaudited)	0.11%	2.35%	(0.98%)	156.12%
Institutional Class Shares
Period Ended October 31, 2006 (f)	0.20%	2.27%	(0.82%)	0.00%
Six Months Ended April 30, 2007 (Unaudited)	0.14%	2.08%	(0.69%)	156.12%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

64 Semiannual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Small Cap Growth Opportunities Fund

		Investment Activities			Distributions
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.67	0.66	–
Six Months Ended April 30, 2007 (Unaudited)	$10.66	(0.01)	1.38	1.37	–
Class B Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.66	0.65	–
Six Months Ended April 30, 2007 (Unaudited)	$10.65	(0.04)	1.37	1.33	–
Class C Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.66	0.65	–
Six Months Ended April 30, 2007 (Unaudited)	$10.65	(0.02)	1.36	1.34	–
Class R Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.67	0.66	–
Six Months Ended April 30, 2007 (Unaudited)	$10.66	(0.07)	1.42	1.35	–
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.66	0.66	–
Six Months Ended April 30, 2007 (Unaudited)	$10.66	(0.03)	1.43	1.40	(0.01)
Institutional Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.66	0.66	–
Six Months Ended April 30, 2007 (Unaudited)	$10.66	(0.03)	1.43	1.40	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$1	1.44%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.16)	$11.87	12.93%	$119	1.64%
Class B Shares
Period Ended October 31, 2006 (f)	–	–	$10.65	6.50%	$1	2.35%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.16)	$11.82	12.56%	$4	2.35%
Class C Shares
Period Ended October 31, 2006 (f)	–	–	$10.65	6.50%	$1	2.35%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.16)	$11.83	12.66%	$88	2.35%
Class R Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$1	2.11%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.16)	$11.85	12.74%	$1	2.03%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$1	1.40%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.17)	$11.89	13.17%	$1	1.29%
Institutional Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$5,432	1.35%
Six Months Ended April 30, 2007 (Unaudited)	(0.16)	(0.17)	$11.89	13.17%	$6,032	1.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average Net		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2006 (f)	(0.54%	)	2.15%	(1.25%	)	37.38%
Six Months Ended April 30, 2007 (Unaudited)	(0.40%	)	2.69%	(1.45%	)	128.76%
Class B Shares
Period Ended October 31, 2006 (f)	(1.53%	)	3.40%	(2.58%	)	37.38%
Six Months Ended April 30, 2007 (Unaudited)	(1.32%	)	3.19%	(2.16%	)	128.76%
Class C Shares
Period Ended October 31, 2006 (f)	(1.53%	)	3.40%	(2.58%	)	37.38%
Six Months Ended April 30, 2007 (Unaudited)	(1.23%	)	3.37%	(2.26%	)	128.76%
Class R Shares
Period Ended October 31, 2006 (f)	(1.18%	)	3.02%	(2.09%	)	37.38%
Six Months Ended April 30, 2007 (Unaudited)	(1.24%	)	2.71%	(1.91%	)	128.76%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	(0.47%	)	2.46%	(1.53%	)	37.38%
Six Months Ended April 30, 2007 (Unaudited)	(0.50%	)	2.23%	(1.44%	)	128.76%
Institutional Class Shares
Period Ended October 31, 2006 (f)	(0.41%	)	2.35%	(1.41%	)	37.38%
Six Months Ended April 30, 2007 (Unaudited)	(0.56%	)	2.19%	(1.40%	)	128.76%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

2007 Semiannual Report 65

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Small Cap Value Fund

		Investment Activities				Distributions
				Net Realized
	Net Asset	Net		and	Total
	Value,	Investment		Unrealized	from	Net
	Beginning	Income		Gains on	Investment	Investment
	of Period	(Loss)		Investments	Activities	Income

Class A Shares
Period Ended October 31, 2006 (f)	$10.00	–	(g)	0.45	0.45	–
Six Months Ended April 30, 2007 (Unaudited)	$10.45	0.04		0.53	0.57	(0.03)
Class B Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)		0.45	0.44	–
Six Months Ended April 30, 2007 (Unaudited)	$10.44	–	(g)	0.54	0.54	– (g)
Class C Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)		0.45	0.44	–
Six Months Ended April 30, 2007 (Unaudited)	$10.44	0.02		0.53	0.55	(0.01)
Class R Shares
Period Ended October 31, 2006 (f)	$10.00	–	(g)	0.45	0.45	–
Six Months Ended April 30, 2007 (Unaudited)	$10.45	0.02		0.53	0.55	(0.01)
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	$10.00	–	(g)	0.45	0.45	–
Six Months Ended April 30, 2007 (Unaudited)	$10.45	0.05		0.54	0.59	(0.04)
Institutional Class Shares
Period Ended October 31, 2006 (f)	$10.00	–	(g)	0.45	0.45	–
Six Months Ended April 30, 2007 (Unaudited)	$10.45	0.06		0.53	0.59	(0.04)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$1	1.40%
Six Months Ended April 30, 2007 (Unaudited)	(0.39)	(0.42)	$10.60	5.53%	$333	1.65%
Class B Shares
Period Ended October 31, 2006 (f)	–	–	$10.44	4.40%	$1	2.35%
Six Months Ended April 30, 2007 (Unaudited)	(0.39)	(0.39)	$10.59	5.21%	$1	2.37%
Class C Shares
Period Ended October 31, 2006 (f)	–	–	$10.44	4.40%	$1	2.35%
Six Months Ended April 30, 2007 (Unaudited)	(0.39)	(0.40)	$10.59	5.29%	$222	2.35%
Class R Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$1	2.11%
Six Months Ended April 30, 2007 (Unaudited)	(0.39)	(0.40)	$10.60	5.30%	$1	2.05%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$1	1.41%
Six Months Ended April 30, 2007 (Unaudited)	(0.39)	(0.43)	$10.61	5.69%	$1	1.35%
Institutional Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$5,325	1.35%
Six Months Ended April 30, 2007 (Unaudited)	(0.39)	(0.43)	$10.61	5.69%	$5,524	1.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
			Ratio of	Investment
	Ratio of Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average Net		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2006 (f)	0.13%		2.08%	(0.56%	)	194.16%
Six Months Ended April 30, 2007 (Unaudited)	1.26%		2.53%	0.38%		426.58%
Class B Shares
Period Ended October 31, 2006 (f)	(0.82%	)	3.40%	(1.87%	)	194.16%
Six Months Ended April 30, 2007 (Unaudited)	(0.02%	)	3.21%	(0.85%	)	426.58%
Class C Shares
Period Ended October 31, 2006 (f)	(0.82%	)	3.40%	(1.87%	)	194.16%
Six Months Ended April 30, 2007 (Unaudited)	0.42%		3.25%	(0.48%	)	426.58%
Class R Shares
Period Ended October 31, 2006 (f)	(0.47%	)	3.10%	(1.46%	)	194.16%
Six Months Ended April 30, 2007 (Unaudited)	0.31%		2.71%	(0.35%	)	426.58%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	0.22%		2.47%	(0.83%	)	194.16%
Six Months Ended April 30, 2007 (Unaudited)	1.00%		2.32%	0.03%		426.58%
Institutional Class Shares
Period Ended October 31, 2006 (f)	0.26%		2.35%	(0.73%	)	194.16%
Six Months Ended April 30, 2007 (Unaudited)	1.02%		2.18%	0.19%		426.58%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

66 Semiannual Report 2007

Notes to Financial Statements
April 30, 2007 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds”. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005: the redomestication was a change in statutory status and did not affect the operations of the Trust. The trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Hedged Core Equity Fund (“Hedged Core Equity,” formerly, “Gartmore Hedged Core Equity Fund”)
-	Nationwide Market Neutral Fund (“Market Neutral,” formerly, “Gartmore Market Neutral Fund”)
-	Nationwide Small Cap Core Fund (“Small Cap Core,” formerly, “Gartmore Small Cap Core Fund”)
-	Nationwide Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities,” formerly, “Gartmore Small Cap Growth Opportunities Fund”)

-	Nationwide Small Cap Value Fund (“Small Cap Value,” formerly, “Gartmore Small Cap Value Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a

2007 Semiannual Report 67

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” or example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty of Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

68 Semiannual Report 2007

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, the Hedged Core Equity Fund and the Market Neutral Fund engaged in short-selling of portfolio securities. The Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statements of Investments for the Funds.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks.

Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of April 30, 2007, the Funds did not have any securities on loan.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes,

2007 Semiannual Report 69

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

As of April 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Hedged Core Equity	$5,266,239	$459,380	$(115,949)	$343,431

Market Neutral	12,749,666	816,771	(962,860)	(146,089)

Small Cap Core	5,958,850	341,323	(224,437)	116,886

Small Cap Growth Opportunities	5,751,153	632,633	(149,265)	483,368

Small Cap Value	6,274,095	141,325	(233,350)	(92,025)

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. The method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust” (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”).

70 Semiannual Report 2007

Under the terms of the Investment Advisory Agreements, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for NFA is as follows for the six months ended April 30, 2007:

Fund	Fee Schedule	Fees

Hedged Core Equity and Market Neutral	All Assets	1.25%

Small Cap Core	Up to $500 million	0.85%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

Small Cap Growth Opportunities and	Up to $500 million	0.95%
Small Cap Value	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%

NFA and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until at least February 28, 2008:

Fund	Expense Caps	Amount

Hedged Core Equity	All Classes	1.65%

Market Neutral	All Classes	1.65%

Small Cap Core	All Classes	1.25%

Small Cap Growth Opportunities	All Classes	1.35%

Small Cap Value	All Classes	1.35%

NFA may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed (i) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the six months ended April 30, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

	Amount	Amount
	Period Ended	Six Months Ended
Fund	October 31, 2006	April 30, 2007

Hedged Core Equity	$4,363	$21,604

Market Neutral	4,379	14,757

Small Cap Core	4,711	22,979

Small Cap Growth Opportunities	4,690	24,182

Small Cap Value	4,691	22,777

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares

2007 Semiannual Report 71

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2007, NFD received $1,494 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $1,494 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFA. NFA pays NFM from these fees for NFM’s services.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and BISYS have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

72 Semiannual Report 2007

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Institutional Service Class shares of each of the Funds.

Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2007, the Funds portion of such costs amounted to $249.

As of April 30, 2007, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Hedged Core Equity	98%

Market Neutral	41%

Small Cap Core	89%

Small Cap Growth Opportunities	97%

Small Cap Value	91%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2007, the Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Market Neutral	$468

Small Cap Core	345

Small Cap Value	622

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the six months ended April 30, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2007 Semiannual Report 73

Notes to Financial Statements (Continued)
April 30, 2007 (Unaudited)

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007 are summarized as follows:

Fund	Purchases	Sales

Hedged Core Equity	$4,429,737	$4,668,503

Market Neutral	18,253,279	12,291,093

Small Cap Core	9,224,402	8,435,851

Small Cap Growth Opportunities	7,353,146	7,172,139

Small Cap Value	23,608,804	23,176,360

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging markets instruments are subject to certain additional credit and market risks. The yields of high yield and emerging markets debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund is required to implement FIN 48 in its net asset value per share (NAV) calculation on October 30, 2007. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

74 Semiannual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

April 30, 2007

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	89	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	89	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Terex Corporation (construction equipment), Minerals Technology, Inc. (specialty chemicals) and Albany International Corp. (paper industry)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	89	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	89	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	89	None

2007 Semiannual Report 75

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1998-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	89	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	89	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	89	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	89	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

76 Semiannual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	89	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[3]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President, and Chief Executive Officer of Nationwide Funds Group which includes Nationwide Fund Advisors,[3] Nationwide Fund Management LLC,[3] Nationwide Fund Distributors LLC[3] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Morley Capital Management, Inc.,[2] Nationwide Separate Accounts LLC,[2] NorthPointe Capital LLC,[2] and Nationwide SA Capital Trust,[2] . From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	None

Gerald J. Holland Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for Nationwide Funds Group.[3]	N/A	N/A

2007 Semiannual Report 77

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
April 30, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Nationwide Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen by	Held by Trustee
and Year of Birth	Time Served[1]	Five Years	Trustee	or Nominee[2]
Michael A. Krulikowski Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Mr. Krulikowski is Vice President and Chief Compliance Officer of Nationwide Funds Group[3], Morley Capital Management, Inc.[3] , Nationwide SA Capital Trust (since 1999)[3], and Nationwide Separate Accounts LLC (since August 2005)[3] Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust. From November 1999 through May 2007, he served as Vice President and Chief Compliance Officer of NorthPointe Capital LLC.[3]	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[3] and NWD Investments.[2] From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

78 Semiannual Report 2007

Supplemental Information (Unaudited)

A. Submission of Matters to a Vote of Security Holders:

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Gap Growth Leaders Fund, Nationwide Value Opportunities Fund and NorthPointe Small Cap Growth Fund were asked: *

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Enhanced Income Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”)) (With respect to Nationwide Mid Cap Growth Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC (“NorthPointe”)). (With respect to Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund and Northpointe Small Cap Growth Fund, the amended subadvisory agreement is between Nationwide Fund Advisors and NorthPointe.) (With respect to Nationwide Mid Cap Growth Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Nationwide Separate Accounts, LLC.)

Voting Results

The voting results of each of the Funds on Proposal 1 is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Enhanced Income Fund	40,821,130.029	0.00	17.945	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,202,766.122	9,246.817	339,963.381	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,340,509.175	10,496.530	11,545.880	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,073.672	26,219.717	24,462.450	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

The voting results of each of the Funds on Proposal 2 is presented below:

Nationwide Enhanced Income Fund	40,820,112.409	0.00	1,035.565	0.00	40,821,147.974

Nationwide Large Cap Value Fund	1,203,007.960	10,824.817	338,143.543	0.00	1,551,976.320

Nationwide Mid Cap Growth Fund	323,554.732	0.00	1,565.320	0.00	325,120.052

Nationwide Mid Gap Growth Leaders Fund	1,338,622.785	9,481.750	14,510.050	0.00	1,362,551.585

Nationwide Value Opportunities Fund	558,652.732	26,219.717	23,883.390	0.00	608,755.839

NorthPointe Small Cap Growth Fund	4,040,197.880	0.00	0.00	0.00	4,040,197.880

*	This meeting was previously adjourned on April 23, 2007.

On April 25, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Emerging Markets Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Government Bond Fund, Nationwide Hedged Core Equity Fund, Nationwide International Growth Fund, Nationwide International Index Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Market Neutral Fund, Nationwide Mid Cap Market Index Fund, Nationwide Fund, Nationwide Leaders Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide S&P 500 Index Fund, Nationwide Small Cap Core Fund,

2007 Semiannual Report 79

Supplemental Information (Unaudited) (Continued)

Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Index Fund, Nationwide Small Cap Value Fund and Nationwide Tax-Free Income Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	5,218,564.322	81,566.635	273,001.134	0.00	5,573,132.091

Nationwide Bond Index Fund	208,792,760.157	24,347.719	35,026.844	0.00	208,852,134.720

Nationwide Emerging Markets Fund	2,110,101.855	10,081.391	24,931.760	0.00	2,145,115.006

Nationwide Global Financial Services Fund	2,030,384.848	14,978.340	12,217.583	0.00	2,057,580.771

Nationwide Global Health Sciences Fund	1,840,724.716	1,157.540	119,085.974	0.00	1,960,968.230

Nationwide Global Natural Resources Fund	1,269,313.120	12,765.120	25,473.760	0.00	1,307,552.000

Nationwide Global Technology and Communications Fund	3,334,211.460	4,262.770	2,868.000	0.00	3,341,342.230

Nationwide Global Utilities Fund	1,187,626.660	3,058.000	12,745.270	0.00	1,203,429.930

Nationwide Government Bond Fund	6,290,315.081	35,494.549	463,741.994	0.00	6,789,551.624

Nationwide Hedged Core Equity Fund	511,476.260	0.00	0.00	0.00	511,476.260

Nationwide International Growth Fund	2,933,870.260	20,794.666	48,792.633	0.00	3,003,457.559

Nationwide International Index Fund	202,160,342.794	83,946.437	743,731.497	0.00	202,988,020.728

Nationwide Investor Destinations Aggressive Fund	41,154,156.373	239,630.543	5,359,040.546	0.00	46,752,827.462

Nationwide Investor Destinations Moderately Aggressive Fund	65,350,205.390	490,145.648	7,212,491.082	0.00	73,052,842.120

Nationwide Market Neutral Fund	1,113,910.940	0.00	0.00	0.00	1,113,910.940

Nationwide Mid Cap Market Index Fund	84,223,226.122	95,271.232	254,729.872	0.00	84,573,227.226

Nationwide Fund	36,434,428.689	933,224.322	2,413,402.432	0.00	39,781,055.443

Nationwide Leaders Fund	685,935.097	2,855.930	3,994.130	0.00	692,785.157

80 Semiannual Report 2007

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Optimal Allocations Fund: Defensive	102,743.060	0.00	0.00	0.00	102,743.060

Nationwide S&P 500 Index Fund	261,136,337.727	380,161.400	1,239,967.560	0.00	262,756,466.687

Nationwide Small Cap Core Fund	501,478.650	0.00	0.00	0.00	501,478.650

Nationwide Small Cap Growth Opportunities Fund	507,304.180	0.00	0.00	0.00	507,304.180

Nationwide Small Cap Index Fund	49,448,961.560	256,547.642	1,348,275.570	0.00	51,053,784.772

Nationwide Small Cap Value Fund	519,898.320	0.00	0.00	0.00	519,898.320

Nationwide Tax-Free Income Fund	7,610,933.230	160,286.360	614,470.740	0.00	8,385,690.330

*	This meeting was previously adjourned on April 23, 2007.

On April 27, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Growth Fund and Nationwide Money Market Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

Voting Results

The voting results of each of the Funds on this Proposal is presented below:

		Shares
	Shares	Voted	Shares	Broker
Fund	Voted For	Against	Abstained	Non-Votes	Total

Nationwide Growth Fund	808,891,299.919	18,580,718.168	40,472,590.866	0.00	868,944,608.953

Nationwide Money Market Fund	11,752,499.756	505,731.299	778,074.060	0.00	13,036,305.115

*	This meeting was previously adjourned twice—first on April 23, 2007 and again on April 25, 2007.

On April 30, 2007, a Special Meeting of Shareholders of NorthPointe Small Cap Value Fund was held at which the shareholders of the Fund were asked:*

1. To approve a new investment advisory agreement between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of the Fund.
2. To approve an amended subadvisory agreement with NorthPointe Capital LLC, on behalf of the Fund.

Voting Results

The voting results of the Fund on Proposal 1 and 2 is presented below:

		Shares
	Shares	Voted	Shares	Broker
	Voted For	Against	Abstained	Non-Votes	Total

Proposal 1	1,636,031.300	0.00	0.00	0.00	1,636,031.300

Proposal 2	1,636,031.300	0.00	0.00	0.00	1,636,031.300

*	This meeting was previously adjourned three times—first on April 23, 2007, then on April 25, 2007, and again on April 27, 2007.

2007 Semiannual Report 81

Supplemental Information (Unaudited) (Continued)

A Special Meeting of the Shareholders of Nationwide Micro Cap Equity Fund, Nationwide Short Duration Bond Fund and Nationwide Small Cap Leaders Fund was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.
2. To approve a subadvisory agreement. (With respect to Nationwide Micro Cap Equity Fund and Nationwide Small Cap Leaders Fund, the new subadvisory agreement is between Nationwide Fund Advisors and NorthPointe Capital LLC) (With respect to Nationwide Short Duration Bond Fund, the new subadvisory agreement is between Nationwide Fund Advisors and Morley Capital Management, Inc. (formerly “Gartmore Morley Capital Management, Inc.”))

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

A Special Meeting of the Shareholders of Nationwide China Opportunities Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Small Cap Fund, Nationwide Worldwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Growth was originally scheduled to be held on April 23, 2007 for the following purposes:

1. To approve a new investment advisory between Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust”) and Nationwide Mutual Funds (formerly “Gartmore Mutual Funds”), on behalf of their Fund.

The meeting was adjourned on April 23, 2007, April 25, 2007, April 27, 2007 and again on April 30, 2007 to permit the solicitation of additional votes.

82 Semiannual Report 2007

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)(1)	Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of
Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Schedule of Investments.
File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Not applicable – The information required by this item is required only in an annual report on the Form N-CSR.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ GERALD J. HOLLAND

	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 6, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JOHN H. GRADY

	Name:	John H. Grady
	Title:	President & Principal Executive Officer
	Date:	July 6, 2007

By (Signature and Title)	/s/ GERALD J. HOLLAND

	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 6, 2007